RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                                   Depositor,

                        RESIDENTIAL FUNDING CORPORATION,

                                Master Servicer,

                                       and

                      DEUTSCHE BANK TRUST COMPANY AMERICAS

                                     Trustee




                         POOLING AND SERVICING AGREEMENT

                            Dated as of June 1, 2004




                    Mortgage-Backed Pass-Through Certificates

                                 Series 2004-SL2


                                      TABLE OF CONTENTS

                                          ARTICLE I

                                         DEFINITIONS
        Section 1.01. Definitions............................................................4
               Accrued Certificate Interest..................................................4
               Adjusted Mortgage Rate........................................................5
               Advance.......................................................................5
               Affiliate.....................................................................5
               Agreement.....................................................................5
               Amount Held for Future Distribution...........................................5
               Appraised Value...............................................................5
               Assigned Contracts............................................................5
               Assignment....................................................................6
               Assignment Agreement..........................................................6
               Assignment of Proprietary Lease...............................................6
               Available Distribution Amount.................................................6
               Bankruptcy Amount.............................................................6
               Bankruptcy Code...............................................................6
               Bankruptcy Loss...............................................................6
               Book-Entry Certificate........................................................7
               Business Day..................................................................7
               Calendar Quarter..............................................................7
               Capitalization Reimbursement Amount...........................................7
               Capitalization Reimbursement Shortfall Amount.................................7
               Cash Liquidation..............................................................7
               Certificate...................................................................7
               Certificate Account...........................................................7
               Certificate Account Deposit Date..............................................8
               Certificateholder or Holder...................................................8
               Certificate Owner.............................................................8
               Certificate Principal Balance.................................................8
               Certificate Register and Certificate Registrar................................8
               Class.........................................................................9
               Class A Certificates..........................................................9
               Class A-I Certificates........................................................9
               Class A-II Certificates.......................................................9
               Class A-III Certificates......................................................9
               Class A-IV Certificates.......................................................9
               Class A-I-PO Collection Shortfall.............................................9
               Class A-I-PO Principal Distribution Amount....................................9
               Class A-PO Collection Shortfall...............................................9
               Class A-PO Principal Distribution Amount......................................9
               Class B Certificates..........................................................9
               Class B-1 Certificate.........................................................9


                                              i




               Class B-2 Certificate.........................................................9
               Class B-3 Certificate........................................................10
               Class M Certificates.........................................................10
               Class M-1 Certificate........................................................10
               Class M-2 Certificate........................................................10
               Class M-3 Certificate........................................................10
               Class R Certificate..........................................................10
               Class R-I Certificate........................................................10
               Class R-II Certificate.......................................................10
               Closing Date.................................................................10
               Code.........................................................................10
               Commission...................................................................10
               Compensating Interest........................................................10
               Cooperative..................................................................11
               Cooperative Apartment........................................................11
               Cooperative Lease............................................................11
               Cooperative Loans............................................................11
               Cooperative Stock............................................................11
               Cooperative Stock Certificate................................................11
               Corporate Trust Office.......................................................11
               Credit Repository............................................................11
               Credit Support Depletion Date................................................11
               Curtailment..................................................................12
               Custodial Account............................................................12
               Custodial Agreement..........................................................12
               Custodian....................................................................12
               Cut-off Date.................................................................12
               Cut-off Date Balance.........................................................12
               Cut-off Date Principal Balance...............................................12
               Debt Service Reduction.......................................................12
               Deficient Valuation..........................................................12
               Definitive Certificate.......................................................12
               Deleted Mortgage Loan........................................................12
               Delinquent...................................................................12
               Depository...................................................................13
               Depository Participant.......................................................13
               Destroyed Mortgage Note......................................................13
               Determination Date...........................................................13
               Discount Fraction............................................................13
               Discount Mortgage Loan.......................................................13
               Discount Net Mortgage Rate...................................................13
               Disqualified Organization....................................................13
               Distribution Date............................................................14
               Due Date.....................................................................14
               Due Period...................................................................14
               Eligible Account.............................................................14


                                              ii




               Eligible Funds...............................................................14
               Eligible Master Servicing Compensation.......................................15
               ERISA........................................................................15
               Event of Default.............................................................15
               Excess Bankruptcy Loss.......................................................15
               Excess Fraud Loss............................................................15
               Excess Loss..................................................................15
               Excess Special Hazard Loss...................................................15
               Extraordinary Losses.........................................................15
               Excess Subordinate Principal Amount..........................................15
               Exchange Act.................................................................16
               Extraordinary Events.........................................................16
               Fannie Mae...................................................................16
               FASIT........................................................................16
               FDIC.........................................................................16
               FHA..........................................................................16
               Final Certification..........................................................16
               Final Distribution Date......................................................17
               Fitch........................................................................17
               Foreclosure Profits..........................................................17
               Fraud Losses.................................................................17
               Fraud Loss Amount............................................................17
               Fraud Losses.................................................................17
               Freddie Mac..................................................................18
               Group I Cut-off Date Balance.................................................18
               Group II Cut-off Date Balance................................................18
               Group III Cut-off Date Balance...............................................18
               Group IV Cut-off Date Balance................................................18
               Group I Loan.................................................................18
               Group II Loan................................................................18
               Group III Loan...............................................................18
               Group IV Loan................................................................18
               Group I Pool Stated Principal Balance........................................18
               Group II Pool Stated Principal Balance.......................................18
               Group III Pool Stated Principal Balance......................................18
               Group IV Pool Stated Principal Balance.......................................18
               Group I Senior Certificates..................................................18
               Group II Senior Certificates.................................................18
               Group III Senior Certificates................................................18
               Group IV Senior Certificates.................................................18
               Hazardous Materials..........................................................19
               Highest Priority.............................................................19
               Independent..................................................................19
               Index........................................................................19
               Initial Certificate Principal Balance........................................19
               Initial Notional Amount......................................................19


                                             iii




               Initial Subordinate Class Percentage.........................................19
               Insurance Proceeds...........................................................19
               Interest Accrual Period......................................................20
               Interest Only Certificate....................................................20
               Interim Certification........................................................20
               Interested Person............................................................20
               Late Collections.............................................................20
               Liquidation Proceeds.........................................................20
               Loan Group...................................................................20
               Loan-to-Value Ratio..........................................................20
               Lower Priority...............................................................20
               Lowest Priority..............................................................20
               Maturity Date................................................................21
               MERS.........................................................................21
               MERS(R)System................................................................21
               MIN..........................................................................21
               Modified Mortgage Loan.......................................................21
               Modified Net Mortgage Rate...................................................21
               MOM Loan.....................................................................21
               Monthly Payment..............................................................21
               Moody's......................................................................21
               Mortgage.....................................................................21
               Mortgage File................................................................21
               Mortgage Loan Schedule.......................................................21
               Mortgage Loans...............................................................22
               Mortgage Note................................................................22
               Mortgage Rate................................................................23
               Mortgaged Property...........................................................23
               Mortgagor....................................................................23
               Net Mortgage Rate............................................................23
               Non-Discount Mortgage Loan...................................................23
               Non-Primary Residence Loans..................................................23
               Non-United States Person.....................................................23
               Nonrecoverable Advance.......................................................23
               Nonsubserviced Mortgage Loan.................................................23
               Notice.......................................................................24
               Notional Amount..............................................................24
               Officers' Certificate........................................................24
               Opinion of Counsel...........................................................24
               Optional Termination Date....................................................24
               Outstanding Mortgage Loan....................................................24
               Ownership Interest...........................................................24
               Pass-Through Rate............................................................24
               Paying Agent.................................................................25
               Percentage Interest..........................................................25
               Permitted Investments........................................................25


                                              iv




               Permitted Transferee.........................................................26
               Person.......................................................................26
               Pledged Amount...............................................................26
               Pledged Asset Loan...........................................................26
               Pledged Assets...............................................................26
               Pool Strip Rate..............................................................26
               Prepayment Assumption........................................................27
               Prepayment Distribution Percentage...........................................27
               Prepayment Distribution Trigger..............................................28
               Prepayment Interest Shortfall................................................28
               Prepayment Period............................................................28
               Primary Insurance Policy.....................................................28
               Principal Prepayment.........................................................28
               Principal Prepayment in Full.................................................28
               Program Guide................................................................28
               Purchase Price...............................................................29
               Qualified Insurer............................................................29
               Qualified Substitute Mortgage Loan...........................................29
               Rating Agency................................................................30
               Realized Loss................................................................30
               Record Date..................................................................31
               Regular Certificates.........................................................31
               Regular Interest.............................................................31
               Related Classes..............................................................31
               Relief Act...................................................................31
               Relief Act Shortfalls........................................................31
               REMIC........................................................................31
               REMIC Administrator..........................................................31
               REMIC I......................................................................31
               REMIC I Accrued Interest.....................................................31
               REMIC I Pass-Through Rate....................................................32
               REMIC I Regular Interests....................................................32
               REMIC I Subordinated Balance Ratio...........................................32
               REMIC II.....................................................................33
               REMIC Provisions.............................................................33
               REO Acquisition..............................................................33
               REO Disposition..............................................................33
               REO Imputed Interest.........................................................33
               REO Proceeds.................................................................33
               REO Property.................................................................33
               Reportable Modified Mortgage Loan............................................33
               Repurchase Event.............................................................33
               Repurchase Price.............................................................34
               Request for Release..........................................................34
               Required Insurance Policy....................................................34
               Residential Funding..........................................................34


                                              v




               Responsible Officer..........................................................34
               Schedule of Discount Fractions...............................................34
               Security Agreement...........................................................34
               Senior Accelerated Distribution Percentage...................................34
               Senior Certificates..........................................................36
               Senior Percentage............................................................36
               Senior Principal Distribution Amount.........................................36
               Servicing Accounts...........................................................36
               Servicing Advances...........................................................36
               Servicing Fee................................................................36
               Servicing Fee Rate...........................................................37
               Servicing Modification.......................................................37
               Servicing Officer............................................................37
               Special Hazard Amount........................................................37
               Special Hazard Loss..........................................................38
               Standard & Poor's............................................................38
               Startup Date.................................................................38
               Stated Principal Balance.....................................................38
               Subclass.....................................................................38
               Subordination................................................................38
               Subordinate Certificate......................................................38
               Subordinate Class Percentage.................................................38
               Subordinate Percentage.......................................................39
               Subordinate Principal Distribution Amount....................................39
               Subsequent Recoveries........................................................39
               Subsequent Recoveries........................................................39
               Subserviced Mortgage Loan....................................................40
               Subservicer..................................................................40
               Subservicer Advance..........................................................40
               Subservicing Account.........................................................40
               Subservicing Agreement.......................................................40
               Subservicing Fee.............................................................40
               Subservicing Fee Rate........................................................40
               Tax Returns..................................................................40
               Transfer.....................................................................42
               Transferee...................................................................42
               Transferor...................................................................42
               Trust Fund...................................................................42
               Uniform Single Attestation Program for Mortgage Bankers......................42
               Uncertificated Accrued Interest..............................................42
               Uncertificated Class A-I-IO REMIC II Regular Interests.......................42
               Uncertificated Class A-IO REMIC II Regular Interests.........................42
               Uncertificated Notional Amount...............................................42
               Uncertificated Pass-Through Rate.............................................43
               Uncertificated Principal Balance.............................................43
               Uncertificated REMIC Regular Interest Distribution Amount....................43


                                              vi




               Uncertificated REMIC Regular Interests.......................................43
               Uninsured Cause..............................................................43
               United States Person.........................................................43
               VA...........................................................................43
               Voting Rights................................................................43

                                          ARTICLE II

                                CONVEYANCE OF MORTGAGE LOANS;
                              ORIGINAL ISSUANCE OF CERTIFICATES
        Section 2.01. Conveyance of Mortgage Loans..........................................45
        Section 2.02. Acceptance by Trustee.................................................50
        Section 2.03. Representations, Warranties and Covenants of the Master Servicer
                      and the Depositor.....................................................51
        Section 2.04. Representations and Warranties of Residential Funding.................54
        Section 2.05. Execution and Authentication of Certificates; Conveyance of
                      Uncertificated REMIC Regular Interests................................55

                                         ARTICLE III

                        ADMINISTRATION AND SERVICING OF MORTGAGE LOANS
        Section 3.01. Master Servicer to Act as Servicer....................................57
        Section 3.02. Subservicing Agreements Between Master Servicer and
                      Subservicers; Enforcement of Subservicers' Obligations................58
        Section 3.03. Successor Subservicers................................................59
        Section 3.04. Liability of the Master Servicer......................................60
        Section 3.05. No Contractual Relationship Between Subservicer and Trustee
                      or Certificateholders.................................................60
        Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee.......60
        Section 3.07. Collection of Certain Mortgage Loan Payments; Deposits to
                      Custodial Account.....................................................60
        Section 3.08. Subservicing Accounts; Servicing Accounts.............................63
        Section 3.09. Access to Certain Documentation and Information Regarding the
                      Mortgage Loans........................................................64
        Section 3.10. Permitted Withdrawals from the Custodial Account......................65
        Section 3.11. Maintenance of Primary Insurance Coverage.............................66
        Section 3.12. Maintenance of Fire Insurance and Omissions and Fidelity Coverage.....67
        Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and
                      Modification Agreements; Certain Assignments..........................68
        Section 3.14. Realization Upon Defaulted Mortgage Loans.............................70
        Section 3.15. Trustee to Cooperate; Release of Mortgage Files.......................73
        Section 3.16. Servicing and Other Compensation; Eligible Master Servicing
                      Compensation..........................................................74
        Section 3.17. Reports to the Trustee and the Depositor..............................75
        Section 3.18. Annual Statement as to Compliance.....................................76
        Section 3.19. Annual Independent Public Accountants' Servicing Report...............76


                                             vii




        Section 3.20. Right of the Depositor in Respect of the Master Servicer..............77
        Section 3.21. Advance Facility......................................................77

                                          ARTICLE IV

                                PAYMENTS TO CERTIFICATEHOLDERS
        Section 4.01. Certificate Account...................................................82
        Section 4.02. Distributions.........................................................82
        Section 4.03. Statements to Certificateholders; Statements to Rating Agencies;
                      Exchange Act Reporting................................................91
        Section 4.04. Distribution of Reports to the Trustee and the Depositor; Advances
                      by the Master Servicer................................................94
        Section 4.05. Allocation of Realized Losses.........................................95
        Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property.........97
        Section 4.07. Optional Purchase of Defaulted Mortgage Loans.........................97

                                          ARTICLE V

                                       THE CERTIFICATES
        Section 5.01. The Certificates......................................................99
        Section 5.02. Registration of Transfer and Exchange of Certificates................101
        Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates....................107
        Section 5.04. Persons Deemed Owners................................................107
        Section 5.05. Appointment of Paying Agent..........................................107

                                          ARTICLE VI

                            THE DEPOSITOR AND THE MASTER SERVICER
        Section 6.01. Respective Liabilities of the Depositor and the Master Servicer......109
        Section 6.02. Merger or Consolidation of the Depositor or the Master Servicer;
                      Assignment of Rights and Delegation of Duties by Master Servicer.....109
        Section 6.03. Limitation on Liability of the Depositor, the Master Servicer and
                      Others...............................................................110
        Section 6.04. Depositor and Master Servicer Not to Resign..........................110

                                         ARTICLE VII

                                           DEFAULT
        Section 7.01. Events of Default....................................................112
        Section 7.02. Trustee or Depositor to Act; Appointment of Successor................113
        Section 7.03. Notification to Certificateholders...................................115
        Section 7.04. Waiver of Events of Default..........................................115



                                             viii





                                         ARTICLE VIII

                                    CONCERNING THE TRUSTEE
        Section 8.01. Duties of Trustee....................................................116
        Section 8.02. Certain Matters Affecting the Trustee................................117
        Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans................119
        Section 8.04. Trustee May Own Certificates.........................................119
        Section 8.05. Master Servicer to Pay Trustee's Fees and Expenses; Indemnification..119
        Section 8.06. Eligibility Requirements for Trustee.................................120
        Section 8.07. Resignation and Removal of the Trustee...............................120
        Section 8.08. Successor Trustee....................................................121
        Section 8.09. Merger or Consolidation of Trustee...................................122
        Section 8.10. Appointment of Co-Trustee or Separate Trustee........................122
        Section 8.11. Appointment of Custodians............................................123

                                          ARTICLE IX

                                         TERMINATION
        Section 9.01. Termination Upon Purchase by the Master Servicer or Liquidation
                      of All Mortgage Loans................................................124
        Section 9.02. Additional Termination Requirements..................................126

                                          ARTICLE X

                                       REMIC PROVISIONS
        Section 10.01.REMIC Administration.................................................128
        Section 10.02.Master Servicer, REMIC Administrator and Trustee Indemnification.....131
        Section 10.03 Distributions on the REMIC I Regular Interests.......................132
        Section 10.04  Distributions on the Uncertificated REMIC Regular Interests.........132

                                          ARTICLE XI

                                   MISCELLANEOUS PROVISIONS
        Section 11.01.Amendment............................................................134
        Section 11.02.Recordation of Agreement; Counterparts...............................136
        Section 11.03.Limitation on Rights of Certificateholders...........................136
        Section 11.04.Governing Law........................................................137
        Section 11.05. Notices.............................................................137
        Section 11.06.Notices to Rating Agencies...........................................138
        Section 11.07.Severability of Provisions...........................................139
        Section 11.08.Supplemental Provisions for Resecuritization.........................139




                                              ix




Exhibit A      Form of Class A Certificate
Exhibit B      Form of Class M Certificate
Exhibit C      Form of Class B Certificate
Exhibit D      Form of Class R Certificate
Exhibit E      Form of Custodial Agreement
Exhibit F-1    Group I Loan Schedule
Exhibit F-2    Group II Loan Schedule
Exhibit F-3    Group III Loan Schedule
Exhibit F-4    Group IV Loan Schedule
Exhibit G      Forms of Request for Release
Exhibit H-1    Form of Transfer Affidavit and Agreement
Exhibit H-2    Form of Transferor Certificate
Exhibit I      Form of Investor Representation Letter
Exhibit J      Form of Transferor Representation Letter
Exhibit K      Text of Amendment to Pooling and Servicing Agreement Pursuant to Section
               11.01(e) for a Limited Guaranty
Exhibit L      Form of Limited Guaranty
Exhibit M      Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N      Form of Rule 144A Investment Representation
Exhibit O      [Reserved]
Exhibit P      Schedule of Discount Fractions
Exhibit Q      Form of Request for Exchange
Exhibit R-1:   Form of Form 10-K Certification
Exhibit R-2:   Form of Back-Up Certification to Form 10-K Certificate
Exhibit S:     Information to be Provided by the Master Servicer to the Rating Agencies Relating
               to Reportable Modified Mortgage Loans



        This Pooling and Servicing Agreement, effective as of June 1, 2004, among RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as the depositor (together with its permitted successors and assigns, the "Depositor"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as trustee (together with its permitted successors and assigns, the "Trustee").

                                    PRELIMINARY STATEMENT:

        The Depositor intends to sell mortgage-backed pass-through certificates (collectively, the "Certificates"), to be issued hereunder in sixteen classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein).

                                           REMIC I

        As provided herein, the REMIC Administrator will make an election to treat the segregated pool of assets consisting of the Group I Loans, Group II Loans, Group III Loans and Group IV Loans and certain other related assets subject to this Agreement as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I." The Class R-I Certificates will represent the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, remittance rate (the "REMIC I Pass-Through Rate") and initial Uncertificated Principal Balance for each of the "regular interests" in REMIC I (the "REMIC I Regular Interests"). The "latest possible maturity date" (determined solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) for each REMIC I Regular Interest shall be the date set forth below. None of the REMIC I Regular Interests will be certificated.


                                               UNCERTIFICATED REMIC I   LATEST POSSIBLE
    DESIGNATION         PASS-THROUGH RATE         PRINCIPAL BALANCE     MATURITY DATE
       A-I-PO                 0.00%                 $1,546,137.23             June 25,2034
       I-SUB                  6.50%                    $524.73                June 25,2034
       I-ZZZ                  6.50%                $107,771,982.58            June 25,2034
       II-SUB                 6.50%                    $500.85                June 25,2034
       II-ZZZ                 6.50%                $103,462,813.03            June 25,2034
      III-SUB                 7.00%                    $810.94                June 25,2034
      III-ZZZ                 7.00%                $167,354,332.81            June 25,2034
       IV-SUB                 8.50%                    $558.66                June 25,2034
       IV-ZZZ                 8.50%                $114,589,866.79            June 25,2034
        A-PO                  0.00%                 $4,268,295.70             June 25,2034
REMIC I IO-I Regular           (1)                       (2)                  June 25,2034
     Interests
 REMIC I IO Regular            (1)                       (2)                  June 25,2034
     Interests

_______________

(1)  Calculated as provided in the definition of REMIC I Pass-Through Rate.

(2) The REMIC I IO-I Regular Interests and the REMIC I IO Regular Interests will not have an Uncertificated Principal Balance.

                                           REMIC II

        As provided herein, the REMIC Administrator will elect to treat the segregated pool of assets consisting of the REMIC I Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as REMIC II. The Class R-II Certificates will represent the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, Pass-Through Rate, aggregate Initial Certificate Principal Balance, certain features, Maturity Date and initial ratings for each Class of Certificates comprising the interests representing "regular interests" in REMIC II and the Class R Certificates. The "latest possible maturity date" (determined solely for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii)) for each Class of REMIC II Regular Certificates shall be the date set forth below.



























                         PASS-THROUGH- AGGREGATE INITIAL
                             RATE       CERTIFICATE
                                         PRINCIPAL
DESIGNATION     TYPE                     BALANCE        FEATURES    MATURITY DATE  INITIAL RATINGS(7)
                                                                                     S&P   MOODY'S

 Class A-I     Senior       6.50%       $102,525,159.00    Senior       October 25, 2031   AAA     Aaa
 Class A-II    Senior       6.50%       $ 98,454,860.00    Senior       October 25, 2031   AAA     Aaa
Class A-III    Senior       7.00%       $159,245,719.00    Senior       October 25, 2031   AAA     Aaa
 Class A-IV    Senior       8.50%       $109,003,798.00    Senior       October 25, 2031   AAA     Aaa
Class A-I-PO   Senior       0.00%       $  1,546,137.23    Senior/      October 25, 2031   AAA     Aaa
                                                           Princip Only
Class A-I-IO   Senior       6.50%       $          0.00    Senior/Interest
                                                           Only/VariableOctober 25, 2031   AAA     Aaa
                                                           Strip
Class A-PO    Senior       0.00%        $  4,268,295.69    Senior/PrincipOctober 25, 2031  AAA     Aaa
                                                           Only
                                                           Senior/Interest
 Class A-IO    Senior       7.00%       $          0.0     0nly/Variable October 25, 2031  AAA     Aaa
                                                           Strip
 Class M-1   Mezzanine Variable Rate(1) $14,969,878.00     Mezzanine     October 25, 2031  AA+     N/R
 Class M-2   Mezzanine Variable Rate(1) $ 2,744,477.00     Mezzanine     October 25, 2031  AA      N/R
 Class M-3   Mezzanine Variable Rate(1) $ 1,995,983.00     Mezzanine     October 25, 2031  AA-     N/R
 Class B-1   SubordinateVariable Rate(1)$ 1,496,987.00     Subordinate   October 25, 2031  BBB+    N/R
 Class B-2   SubordinateVariable Rate(1)$ 1,247,489.00     Subordinate   October 25, 2031  BB      N/R
 Class B-3   SubordinateVariable Rate(1)$ 1,496,990.40     Subordinate   October 25, 2031  N/R     N/R
 Class R-I    Residual      6.50%       $        50.00     Residual      October 25, 2031  AAA     Aaa
 Class R-II   Residual      6.50%       $        50.00     Residual      October 25, 2031  AAA     Aaa

_______________
(1) Calculated in accordance with the definition of "Pass-Through Rate" herein.

        The Group I Loans have an aggregate Cut-off Date Principal Balance equal to $109,318,694.54. The Group I Loans are fixed-rate, fully amortizing, first lien mortgage loans having terms to maturity at origination or modification of generally not more than 15 years. The Group II Loans have an aggregate Cut-off Date Principal Balance equal to $104,342,775.19. The Group II Loans are fixed-rate, fully amortizing, first lien mortgage loans having terms to maturity at origination or modification of generally not more than 30 years. The Group III Loans have an aggregate Cut-off Date Principal Balance equal to
$168,946,329.72. The Group III Loans are fixed- rate, fully amortizing, first lien mortgage loans having terms to maturity at origination or modification of generally not more than 30 years. The Group IV Loans have an aggregate Cut-off Date Principal Balance equal to $116,388,073.87. The Group IV Loans are fixed-rate, fully amortizing, first lien mortgage loans having terms to maturity at origination or modification of generally not more than 30 years. The Mortgage Loans have an aggregate Cut-off Date Principal Balance equal to $498,995,873.32.

        In  consideration  of  the  mutual  agreements  herein  contained,   the
Depositor, the Master Servicer and the Trustee agree as follows:

                                          ARTICLE I

                                         DEFINITIONS

        Section 1.01. Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accrued Certificate Interest: With respect to each Distribution Date, as to any Class of Certificates (other than the Principal Only Certificates), an amount equal to interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class of Certificates will be reduced by interest shortfalls from the Mortgage Loans in the related Loan Group, if any, allocated to such Class of Certificates for such Distribution Date, to the extent not covered with respect to the Senior Certificates by the Subordination provided by the Class B Certificates and Class M Certificates and, with respect to each Class of Subordinate Certificates to the extent not covered by the Subordination provided by each Subordinate Certificate with a Lower Priority, including in each case:

        (i) Prepayment Interest Shortfalls on the Mortgage Loans in the related Loan Group (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in
               Section 4.01), allocated among the Certificates on a pro rata basis,

        (ii) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage
               Loan)) of Realized Losses on the Mortgage Loans in the related Loan Group (including Excess Losses from the related Loan Group) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05,

        (iii) the interest portion of Advances that were (A) previously made with respect to a Mortgage Loan or REO Property on the Mortgage Loans in the related Loan Group, which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property or (B) made with respect to delinquencies that were ultimately determined to be Excess Losses from the related Loan Group, and

        (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Relief Act or similar legislation or regulations as in effect from time to time, with all such reductions allocated among all of the related Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued

Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

        Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

        Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

        Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

        Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Subsequent Recoveries, REO Proceeds, Insurance Proceeds, Principal Prepayments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Subsequent Recoveries, REO Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)) and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the Due Date in the related Due Period.

        Appraised Value: As to any Mortgaged Property, one of the following: (i) the lesser of (a) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and
(b) the sales price of the  Mortgaged  Property at such time of  origination  or
(ii) in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan, one of (1) the appraised value based upon the appraisal made at the time of origination of the loan which was refinanced or modified, (2) the appraised value determined in an appraisal made at the time of refinancing or modification or (3) the sales price of the Mortgaged Property.

        Assigned Contracts: With respect to any Pledged Asset Loan: the Credit Support Pledge Agreement; the Funding and Pledge Agreement, among GMAC Mortgage Corporation, National Financial Services Corporation and the Mortgagor or other person pledging the related Pledged Assets; or the Additional Collateral Agreement, between GMAC Mortgage Corporation and the Mortgagor or other person pledging the related Pledged Assets.

        Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment Agreement: The Assignment and Assumption Agreement, dated the Closing Date, between Residential Funding and the Depositor relating to the transfer and assignment of the Mortgage Loans.

        Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

        Available Distribution Amount: As to any Distribution Date and each Loan Group, an amount equal to (a) the sum of (i) the amount relating to the related Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans that are related Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date with respect to the related Mortgage Loans, (iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to Section
3.12(a) in respect of the related Mortgage Loans, (iv) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account pursuant to Section 3.16(e) in respect of the related Mortgage Loans, (v) any amount deposited in the Certificate Account pursuant to Section 4.07 or 9.01 in respect of the related Mortgage Loans and (vi) the proceeds of any Pledged Assets received by the Master Servicer, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (x) the Amount Held for Future Distribution with respect to the related Mortgage Loans and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the related Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a).

        Bankruptcy Amount: As of any date of determination, an amount equal to $150,000, less the sum of any amounts allocated through Section 4.05 for Bankruptcy Losses on the Mortgage Loans up to such date of determination. The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to the Class A, Class M and Class B Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Bankruptcy Code: The Bankruptcy Code of 1978, as amended.

        Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage
Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee.

        Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the States of New York, Minnesota, Illinois, Texas or Michigan (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

        Calendar Quarter: A Calendar Quarter shall consist of one of the following time periods in any given year: January 1 through March 31, April 1 through June 30, July 1 though September 30, and October 1 through December 31.

        Capitalization Reimbursement Amount: As to any Distribution Date, the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of the related Mortgage Loans during the prior calendar month and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date pursuant to Section 3.10(a)(vii), plus the Capitalization Reimbursement Shortfall Amount remaining unreimbursed from any prior Distribution Date and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date.

        Capitalization Reimbursement Shortfall Amount: As to any Distribution Date, the amount, if any, by which the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of the Mortgage Loans during the preceding calendar month exceeds the amount of principal payments on the Mortgage Loans included in the Available Distribution Amount for that Distribution Date.

        Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

     Certificate: Any Class A Certificate, Class M Certificate, Class B Certificate or Class R Certificate.

        Certificate Account: The account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "Deutsche Bank Trust Company Americas, as trustee, in trust for the registered holders of Residential Asset Mortgage Products, Inc., Mortgage-Backed Pass-Through Certificates, Series 2004-SL2" and which must be an Eligible Account.

     Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

        Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that neither a Disqualified
Organization nor a Non-United States Person shall be a holder of a Class R Certificate for any purpose hereof. Solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Depositor, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

        Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

        Certificate Principal Balance: With respect to each Certificate (other than any Interest Only Certificate), on any date of determination, an amount equal to:

        (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

        (ii) any Subsequent Recoveries added to the Certificate Principal Balance of such Certificate pursuant to Section 4.02, minus

        (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;

provided, that the Certificate Principal Balance of the Class of Subordinate Certificates with the Lowest Priority at any given time shall be further reduced by an amount equal to the Percentage Interest evidenced by such Certificate multiplied by the excess, if any, of (A) the then aggregate Certificate Principal Balance of all Classes of Certificates then outstanding over (B) the then aggregate Stated Principal Balance of the Mortgage Loans.

        Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

     Class: Collectively, all of the Certificates or uncertificated interests bearing the same designation.

        Class A Certificates: Any one of the Class A-I, Class A-II, Class A-III, Class A-IV, Class A- I-IO, Class A-I-PO, Class A-IO or Class A-PO Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class M Certificates and Class B Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in
Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

        Class A-I Certificates: Any one of the Class A-I, Class A-I-IO or Class A-I-PO Certificates.

        Class A-II Certificates: Any one of the Class A-II Certificates.

        Class A-III Certificates: Any one of the Class A-III Certificates.

        Class A-IV Certificates: Any one of the Class A-IV Certificates.

        Class A-I-PO Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan in Loan Group I and any
Distribution Date, the excess of the amount described in Section 4.02(b)(i)(C)(1) in respect of the Class A-I-PO Certificates over the amount described in Section 4.02(b)(i)(C)(2) in respect of the Class A-I-PO Certificates .

     Class  A-I-PO  Principal   Distribution   Amount:  As  defined  in  Section
4.02(b)(i).

        Class A-PO Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan in Loan Groups II, III and IV and any Distribution Date, the excess of the amount described in Section 4.02(b)(i)(C)(1) in respect of the Class A-PO Certificates over the amount described in Section 4.02(b)(i)(C)(2) in respect of the Class A-PO Certificates.

     Class A-PO Principal Distribution Amount: As defined in Section 4.02(b)(i).

     Class B Certificates: Any one of the Class B-1, Class B-2 or Class B-3 Certificates.

        Class B-1 Certificate: Any one of the Class B-1 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C, senior to the Class B-2 and Class B-3 Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

        Class B-2 Certificate: Any one of the Class B-2 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C, senior to the Class B-3 Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

        Class B-3 Certificate: Any one of the Class B-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

        Class M Certificates: Any one of the Class M-1, Class M-2 or Class M-3 Certificates.

        Class M-1 Certificate: Any one of the Class M-1 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class M-2, Class M-3 and Class B Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

        Class M-2 Certificate: Any one of the Class M-2 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class M-3 and Class B Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

        Class M-3 Certificate: Any one of the Class M-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class B Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

        Class R Certificate: Any one of the Class R-I Certificates or Class R-II Certificates.

        Class R-I Certificate: Any one of the Class R-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

        Class R-II Certificate: Any one of the Class R-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

        Closing Date: June 29, 2004.

        Code: The Internal Revenue Code of 1986.

        Commission: The Securities and Exchange Commission.

        Compensating Interest: As determined with respect to each Loan Group, with respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period and Curtailments during the prior calendar month and included in the related Available Distribution Amount for such Distribution Date, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans in the related Loan Group immediately preceding such Distribution Date and (b) the sum of the Servicing Fee and all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02 except as may be required pursuant to the last sentence of Section 7.02(a).

        Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

        Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

        Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

        Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

        Cooperative Stock: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

        Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

        Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at 1761 East St. Andrew Place, Santa Ana, California 92705-4934, Attention: RAMP, Series 2004-SL2.

     Credit Repository: Equifax, Transunion and Experian, or their successors in interest.

        Credit Support Depletion Date: The first Distribution Date on which the Certificate Principal Balances of the Subordinate Certificates have been reduced to zero.

     Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

        Custodial Agreement: An agreement that may be entered into among the Depositor, the Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit E hereto.

        Custodian: A custodian appointed pursuant to a Custodial Agreement.

        Cut-off Date: June 1, 2004.

        Cut-off Date Balance: The Group I Cut-off Date Balance, Group II Cut-off Date Balance, Group III Cut-off Date Balance or Group IV Cut-off Date Balance, as the case may be.

        Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto (or due during the month of June 2004), whether or not received.

        Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

        Definitive Certificate: Any definitive, fully registered Certificate.

     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

        Delinquent: As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on August 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act.

        Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

        Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

        Determination Date: With respect to any Distribution Date, the second Business Day prior to such Distribution Date.

        Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is the related
Discount Net Mortgage Rate minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is the related Discount Net Mortgage Rate. The Discount Fraction with respect to each Discount Mortgage Loan is set forth as Exhibit P hereto.

        Discount Mortgage Loan: Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than the related Discount Net Mortgage Rate per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

        Discount Net Mortgage Rate: With respect to Loan Group I, 6.50% per annum, with respect to Loan Group II, 6.50% per annum, with respect to Loan Group III, 7.00% per annum, and with respect to Loan Group IV, 8.50% per annum.

        Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) and (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code. A Disqualified Organization also includes any "electing large partnership," as defined in Section 775(a) of the Code and any other Person so designated by the Trustee based upon an

Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause any REMIC or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

        Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

        Due Period: With respect to any Distribution Date, the calendar month of such Distribution Date.

        Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, either (A) a trust account or accounts maintained in the corporate trust department of JPMorgan Chase Bank, or (B) an account or accounts maintained in the corporate asset services department of Bank One, National Association as long as its short term debt obligations are rated P-1 (or the equivalent) or better by each Rating Agency, and its long term debt obligations are rated A2 (or the equivalent) or better, by each Rating Agency, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of Deutsche Bank Trust Company Americas, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

        Eligible Funds: With respect to Loan Group I, on any Distribution Date, the portion, if any, of the related Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the Group I Senior Certificates, (ii) the Group I Senior Principal Distribution Amount (determined without regard to Section 4.02(a)(ii)(Y)(D) hereof), (iii) the Class A-I-PO Principal Distribution Amount (determined without regard to Section 4.02(b)(i)(E) hereof) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2
Certificates payable from the related Available Distribution Amount. With respect to Loan Group II, Loan Group III and Loan Group IV, on any Distribution Date, the portion, if any, of the related Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the related Senior Certificates, (ii) the related Senior Principal Distribution Amount (determined without regard to Section 4.02(a)(ii)(Y)(D) hereof), (iii) the Class A-PO Principal Distribution Amount (determined without regard to
Section 4.02(b)(i)(E) hereof) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates payable from the related Available Distribution Amount.

        Eligible Master Servicing Compensation: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full or Curtailments during the related Prepayment Period, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and
(b) the sum of the Servicing Fee, all income and gain on amounts held in the Custodial Account and the Certificate Account and amounts payable to the Certificateholders with respect to such Distribution Date and servicing compensation to which the Master Servicer may be entitled pursuant to Section 3.10(a)(v) and (vi), in each case with respect to the related Loan Group; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02 except as may be required pursuant to the last sentence of Section 7.02(a).

        ERISA: The Employee Retirement Income Security Act of 1974, as amended.

        Event of Default: As defined in Section 7.01.

     Excess Bankruptcy Loss: Any Bankruptcy Loss on the Mortgage Loans, or portion thereof, which exceeds the then-applicable Bankruptcy Amount.

     Excess Fraud Loss: Any Fraud Loss on the Mortgage Loans, or portion thereof, which exceeds the then-applicable Fraud Loss Amount.

     Excess Loss: Any Excess Fraud Loss, Excess Special Hazard Loss, Excess Bankruptcy Loss or Extraordinary Loss.

        Excess Special Hazard Loss: Any Special Hazard Loss on the Mortgage Loans, or portion thereof, that exceeds the then-applicable Special Hazard Amount.

     Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

        Excess Subordinate Principal Amount: With respect to any Distribution Date on which the aggregate Certificate Principal Balance of the Class of Subordinate Certificates then outstanding with the Lowest Priority is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such Class or Classes of Certificates on such Distribution Date over (ii) the excess, if any, of the aggregate Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date as reduced by any amount calculated pursuant to Section 4.02(b)(i)(E).

        Exchange Act: The Securities Exchange Act of 1934, as amended.

        Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property (or, with respect to a Cooperative Loan, the Cooperative Apartment) or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

               (a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

               (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

               (c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack;

                      1. by any government or sovereign power, de jure or defacto, or by any authority maintaining or using military, naval or air forces; or

                      2. by military, naval or air forces; or

                      3. by an agent of any such government, power, authority or forces; or

                      4.  any  weapon  of  war  employing   atomic   fission  or
               radioactive force whether in time of peace or war; or

                      5. insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

        Fannie Mae:  Fannie  Mae, a  federally  chartered  and  privately  owned
corporation   organized  and  existing  under  the  Federal  National   Mortgage
Association Charter Act, or any successor thereto.

        FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

     FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

        FHA: The Federal Housing Administration, or its successor.

        Final Certification: As defined in Section 2.02.

        Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Fitch: Fitch, Inc., or its successor in interest.

        Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

        Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

        Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to (X) prior to the first anniversary of the Cut-off Date an amount equal to 3.00% of the aggregate outstanding principal balance of all of the Group I Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses on the Mortgage Loans allocated through Subordination, in accordance with
Section 4.05 since the Cut-off Date up to such date of determination, (Y) from the first to, but not including, the second anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 2.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses on the Mortgage Loans allocated through Subordination, in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination, and (Z) from the second to, but not including, the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses on the Mortgage Loans allocated through Subordination, in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date the Fraud Loss Amount shall be zero.

        The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to the Class A, Class M and Class B Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency.

        Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

        Freddie Mac: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        Group I Cut-off Date Balance: $109,318,694.54.

        Group II Cut-off Date Balance: $104,342,775.19.

        Group III Cut-off Date Balance: $168,946,329.72.

        Group IV Cut-off Date Balance: $116,388,073.87.

     Group I Loan: The Mortgage Loans designated on the Mortgage Loan Schedule attached hereto as Exhibit F-1.

     Group II Loan: The Mortgage Loans designated on the Mortgage Loan Schedule attached hereto as Exhibit F-2.

     Group III Loan: The Mortgage Loans designated on the Mortgage Loan Schedule attached hereto as Exhibit F-3.

     Group IV Loan: The Mortgage Loans designated on the Mortgage Loan Schedule attached hereto as Exhibit F-4.

        Group I Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal Balances of each Group I Loan that was an Outstanding Mortgage Loan on the Due Date immediately preceding the Due Period preceding such date of determination.

        Group II Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal Balances of each Group II Loan that was an Outstanding Mortgage Loan on the Due Date immediately preceding the Due Period preceding such date of determination.

        Group III Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal Balances of each Group III Loan that was an Outstanding Mortgage Loan on the Due Date immediately preceding the Due Period preceding such date of determination.

        Group IV Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal Balances of each Group IV Loan that was an Outstanding Mortgage Loan on the Due Date immediately preceding the Due Period preceding such date of determination.

        Group I Senior Certificates: Any of the Class A-I, Class R-I and Class R-II Certificates.

        Group II Senior Certificates: Any of the Class A-II Certificates.

        Group III Senior Certificates: Any of the Class A-III Certificates.

        Group IV Senior Certificates: Any of the Class A-IV Certificates.

        Hazardous Materials: Any dangerous, toxic or hazardous pollutants, chemicals, wastes, or substances, including, without limitation, those so identified pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq., or any other environmental laws now existing, and specifically including, without limitation, asbestos and asbestos-containing materials, polychlorinated biphenyls, radon gas, petroleum and petroleum products, urea formaldehyde and any substances classified as being "in inventory", "usable work in progress" or similar classification which would, if classified unusable, be included in the foregoing definition.

        Highest Priority: As of any date of determination and any Loan Group, the Class of Subordinate Certificates then outstanding with the earliest priority for payments pursuant to Section 4.02(a), in the following order: Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

        Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Depositor, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Depositor, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        Index: With respect to any adjustable rate Mortgage Loan and as to any Adjustment Date therefor, the related index as stated in the related Mortgage Note.

        Initial Certificate Principal Balance: With respect to each Class of Certificates (other than the Interest Only Certificates and the Class R Certificates), the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary Statement hereto.

        Initial Notional Amount: With respect to any Class A-I-IO Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Cut-off Date Principal Balance of the Group I Loans corresponding to the Uncertificated Class A-I-IO REMIC II Regular Interests represented by such Class or Subclass on such date. With respect to any Class A-IO Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Cut-off Date Principal Balance of the Group II Loans, Group III Loans and Group IV Loans corresponding to the Uncertificated Class A-IO REMIC II Regular Interests represented by such Class or Subclass on such date.

        Initial Subordinate Class Percentage: With respect to each Class of Subordinate Certificates, an amount which is equal to the initial aggregate Certificate Principal Balance of such Class of Subordinate Certificates divided by the aggregate Stated Principal Balance of all the Mortgage Loans as of the Cut-off Date as follows:

        Class M-1: 3.00%                    Class B-1: 0.30%
        Class M-2: 0.55%                    Class B-2: 0.25%
        Class M-3: 0.40%                    Class B-3: 0.30%

     Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

        Interest Accrual Period: With respect to any Certificates and any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

        Interest Only Certificate: Any of the Class A-I-IO Certificates and Class A-IO Certificates.

        Interim Certification: As defined in Section 2.02.

        Interested Person: As of any date of determination, the Depositor, the Master Servicer, the Trustee, any Mortgagor, any manager of a Mortgaged Property, or any Person actually known to a Responsible Officer of the Trustee to be an Affiliate of any of them.

        Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

        Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds and Subsequent Recoveries.

        Loan Group: With respect to the Class A-I Certificates, Class R Certificates and REMIC I Regular Interests I-SUB and I-ZZZ, the Group I Loans; with respect to the Class A-II Certificates and REMIC I Regular Interests II-SUB and II-ZZZ, the Group II Loans; with respect to the Class A- III Certificates and REMIC I Regular Interests III-SUB and III-ZZZ, the Group III Loans; with respect to the Class A-IV Certificates and REMIC I Regular Interests IV-SUB and IV-ZZZ, the Group IV Loans; with respect to the Class A-IO Certificates and Class A-PO Certificates, the Group II Loans, Group III Loans and Group IV Loans; with respect to the Class M Certificates and Class B Certificates, the Group I Loans, Group II Loans, Group III Loans and Group IV Loans.

        Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        Lower Priority: As of any date of determination and any Class of Subordinate Certificates, any other Class of Subordinate Certificates then outstanding with a later priority for payments pursuant to Section 4.02(a).

        Lowest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with the latest priority for payments pursuant to Section 4.02(a), in the following order: Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

        Maturity Date: With respect to each Class of Certificates of regular interest or Uncertificated Regular Interest issued by each of REMIC I and REMIC II, the latest possible maturity date, solely for purposes of Section
1.860G-1(a)(4)(iii) of the Treasury Regulations, by which the Certificate Principal Balance of each such Class of Certificates representing a regular interest in the Trust Fund would be reduced to zero, which is the date set forth in the Preliminary Statement.

     MERS:  Mortgage  Electronic   Registration  Systems,  Inc.,  a  corporation
organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)  System:   The  system  of  recording   transfers  of  Mortgages
electronically maintained by MERS.

        MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

        Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate, minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and the Due Date in any Due Period, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient
Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

        Moody's: Moody's Investors Service, Inc., or its successor in interest.

        Mortgage: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first or junior lien on an estate in fee simple interest in real property securing a Mortgage Note.

        Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage Loan Schedule: The lists of the Mortgage Loans attached hereto as Exhibit F-1, Exhibit F-2, Exhibit F-3 and Exhibit F-4 (as amended from time to time to reflect the addition of

Qualified Substitute Mortgage Loans), which lists shall set forth at a minimum the following information as to each Mortgage Loan:

        (i) the Mortgage Loan identifying number ("RFC LOAN #");

        (ii) [reserved];

        (iii) the maturity of the Mortgage Note ("MATURITY DATE" or "MATURITY DT");

        (iv) the Mortgage Rate as of the Cut-off Date ("ORIG RATE");

        (v) the Mortgage Rate as of the Cut-off Date for an adjustable rate Mortgage Loan ("CURR RATE");

        (vi) the Net Mortgage Rate as of the Cut-off Date ("CURR NET");

        (vii) the scheduled monthly payment of principal, if any, and interest as of the Cut-off Date ("ORIGINAL P & I" or "CURRENT P & I" for the adjustable rate Mortgage Loans);

        (viii) the Cut-off Date Principal Balance ("PRINCIPAL BAL");

        (ix) the Loan-to-Value Ratio at origination ("LTV");

        (x) a code "T", "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence (the absence of any such code means the Mortgage Loan is secured by a primary residence); and

        (xi) a code "N" under the column "OCCP CODE", indicating that the Mortgage Loan is secured by a non-owner occupied residence (the absence of any such code means the Mortgage Loan is secured by an owner occupied residence).

        Such schedules may consist of multiple reports that collectively set forth all of the information required.

        Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

        Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification. The Mortgage Rate on the adjustable rate Mortgage Loans will adjust on each Adjustment Date to equal the sum (rounded to the nearest multiple of one-eighth of one percent (0.125%) or up to the nearest one-eighth of one percent, which are indicated by a "U" on Exhibit F-1, F-2, F-3 or F-4 hereto.

        Mortgaged Property: The underlying real property securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

        Mortgagor: The obligor on a Mortgage Note.

        Net Mortgage Rate: With respect to any Mortgage Loan as of any date of determination, a per annum rate equal to the Adjusted Mortgage Rate for such Mortgage Loan as of such date minus the Servicing Fee Rate.

        Non-Discount Mortgage Loan: With respect to each Loan Group, a Mortgage Loan that is not a Discount Mortgage Loan from such Loan Group.

        Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person: Any Person other than a United States Person.

        Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer or Subservicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds or REO Proceeds. To the extent that any Mortgagor is not obligated under the related Mortgage documents to pay or reimburse any portion of any Advances that are outstanding with respect to the related Mortgage Loan as a result of a modification of such Mortgage Loan by the Master Servicer, which forgives unpaid Monthly Payments or other amounts which the Master Servicer had previously advanced, and the Master Servicer determines that no other source of payment or reimbursement for such advances is available to it, such Advances shall be deemed to be nonrecoverable; provided, however, that in connection with the foregoing, the Master Servicer shall provide an Officers' Certificate as described below. The determination by the Master Servicer that it has made a Nonrecoverable Advance shall be evidenced by a certificate of a Servicing Officer, Responsible Officer or Vice President or its equivalent or senior officer of the Master Servicer, delivered to the Depositor, the Trustee and the Master Servicer setting forth such determination, which shall include any other information or reports obtained by the Master Servicer such as property operating statements, rent rolls, property inspection reports and engineering reports, which may support such determinations. Notwithstanding the above, the Trustee shall be entitled to rely upon any determination by the Master Servicer that any Advance previously made is a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance.

        Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

        Notice: As defined in Section 4.04.

        Notional Amount: As of any Distribution Date, with respect to any Class A-I-IO Certificates or Subclass thereof issued pursuant to Section 5.01(d), the aggregate Stated Principal Balance of the Group I Loans corresponding to the Uncertificated Class A-I-IO REMIC II Regular Interests represented by such Class or Subclass as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date). As of any Distribution Date, with respect to any Class A-IO
Certificates or Subclass thereof issued pursuant to Section 5.01(d), the aggregate Stated Principal Balance of the Group II Loans, Group III Loans and Group IV Loans corresponding to the Uncertificated Class A-IO REMIC II Regular Interests represented by such Class or Subclass as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut- off Date).

        Officers' Certificate: A certificate signed by the Chairman of the Board, the President, a Vice President, Assistant Vice President, Director, Managing Director, the Treasurer, the Secretary, an Assistant Treasurer or an Assistant Secretary of the Depositor or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

        Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Depositor or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of REMIC I or REMIC II as REMICs or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

        Optional Termination Date: Any Distribution Date on or after which the Stated Principal Balance (before giving effect to distributions to be made on such Distribution Date) of the Mortgage Loans is less than 1.00% of the Cut-off Date Principal Balance.

        Outstanding Mortgage Loan: As to the Due Date in any Due Period, a Mortgage Loan (including an REO Property) that was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and that was not purchased, deleted or substituted for prior to such Due Date pursuant to
Section 2.02, 2.03, 2.04 or 4.07.

        Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through Rate: With respect to the Class A-I Certificates (other than Class A-I-PO Certificates) Class A-II, Class A-III, Class A-IV, Class A-IO and Class R Certificates and any Distribution Date, the per annum rates set forth in the Preliminary Statement hereto. The Class A-I- PO Certificates and Class A-PO Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest. With respect to the Class M Certificates and Class B Certificates and any Distribution Date, the weighted average of the Pass-Through Rates of the Class A-I, Class A-II, Class A-III and Class A-IV Certificates, weighted in proportion to the results of subtracting from each Loan Group (other than the portion attributable to the Class A-I-PO Certificates and Class A- PO Certificates) (to an amount not less than zero), the aggregate Certificate Principal Balance of the related Senior Certificates (other than the Class A-I-PO Certificates and Class A-PO Certificates).

     Paying Agent: Deutsche Bank Trust Company Americas or any successor Paying Agent appointed by the Trustee.

        Percentage Interest: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional Amount (in the case of any Interest Only Certificate) thereof divided by the aggregate Initial Certificate Principal Balance or the aggregate of the Initial Notional Amounts, as applicable, of all the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

        Permitted Investments: One or more of the following:

        (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

        (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

        (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short- term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is a Rating Agency;

        (iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short- term rating available; provided that such commercial paper and demand notes shall have a remaining maturity of not more than 30 days;

        (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

        (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean the following: A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and F-1 in the case of Fitch.

        Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

        Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        Pledged Amount: With respect to any Pledged Asset Loan, the amount of money remitted to Combined Collateral LLC, at the direction of or for the benefit of the related Mortgagor.

        Pledged Asset Loan: Any Mortgage Loan supported by Pledged Assets or such other collateral, other than the related Mortgaged Property, set forth in the Series Supplement.

        Pledged Assets: With respect to any Mortgage Loan, all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description pledged by Combined Collateral LLC as security in respect of any Realized Losses in connection with such Mortgage Loan up to the Pledged Amount for such Mortgage Loan, and any related collateral, or such other collateral as may be set forth in the Series Supplement.

        Pool Strip Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) the related Discount Net Mortgage Rate (but not less than 0.00%) per annum.

        Prepayment Assumption: With respect to the Class A, Class M and Class B Certificates, the prepayment assumption to be used for determining the accrual of original issue discount and premium and market discount on such Certificates for federal income tax purposes, which assumes a constant prepayment rate of 45% CPR with respect to the Group I Loans, Group III Loans and Group IV Loans and 50% CPR with respect to the Group II Loans.

        Prepayment  Distribution  Percentage:  With respect to any  Distribution
Date  and  each  Class  of  Subordinate   Certificates,   under  the  applicable
circumstances set forth below, the respective percentages set forth below:

               (i) For any Distribution Date for which the related Senior Accelerated Distribution Percentage is equal to 100%, 0%.

               (ii) For any Distribution Date for which clause (i) above does not apply, and on which any Class of Subordinate Certificates are outstanding:

                      (a) in the case of the Class of  Subordinate  Certificates then outstanding with the Highest Priority and each other Class of Subordinate Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Subordinate Certificates then outstanding with the Highest
               Priority and (2) all other Classes of Subordinate Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                      (b) in  the  case  of  each  other  Class  of  Subordinate
               Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

               (iii) Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in Section
        4.02 of this Agreement (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Subordinate Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each
        Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Subordinate Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the related Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the related Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non- Maturing Class, the "Adjustment Percentage"); and
        (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each related Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each related Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

        Prepayment Distribution Trigger: With respect to any Distribution Date and any Class of Subordinate Certificates (other than the Class M-1 Certificates), a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of such Class and each Class of Subordinate Certificates with a Lower Priority than such Class immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the related Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

        Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the portion of the related Prepayment Period that falls during the prior calendar month, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such month to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

        Prepayment Period: As to any Distribution Date and Principal Prepayment in Full, the period commencing on the 16th day of the month prior to the month prior to the month in which that Distribution Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

        Primary Insurance Policy: Each primary policy of mortgage guaranty insurance as indicated on Exhibit F-1, Exhibit F-2, Exhibit F-3 or Exhibit F-4 with the exception of either code "23" or "96" under the column "MI CO CODE".

        Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

        Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan that is made by the Mortgagor.

        Program Guide: The Residential Funding Seller Guide for mortgage collateral sellers that participate in Residential Funding's standard mortgage programs, and Residential Funding's Servicing Guide and any other subservicing arrangements which Residential Funding has arranged to accommodate the servicing of the Mortgage Loans.

        Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)), in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to, but not including, the first day of the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

        Qualified Insurer: A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as a FNMA- or FHLMC-approved mortgage insurer or having a claims paying ability rating of at least "AA" or equivalent rating by a nationally recognized statistical rating organization. Any replacement insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

        Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Depositor for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential
Funding, in the Custodial Account in the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; and (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement.

        Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan

        (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class A-I-IO Certificates and Class A-IO Certificates and

        (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

        Rating Agency: Standard & Poor's and Moody's. If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee and the Master Servicer.

        Realized Loss: With respect to each Mortgage Loan (or REO Property) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate, from the Due Date as to which interest was last paid or advanced to Certificateholders up to the last day of the month in which the Cash Liquidation (or REO Disposition) occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate, and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each Mortgage Loan which is the subject of a Servicing Modification, (a) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced, and
(b) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction. Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage
Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        To the extent the Master Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced to the extent such recoveries are applied to reduce the Certificate Principal Balance of any Class of Certificates on any Distribution Date.

        Record Date: With respect to each Distribution Date and each Class of Certificates, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

     Regular Certificates: The Class A Certificates, Class M Certificates and Class B Certificates.

        Regular Interest: Any one of the regular interests in the Trust Fund.

        Related Classes: As to any Uncertificated REMIC Regular Interest, those classes of Certificates identified as Related Classes of Certificates to such Uncertificated REMIC Regular Interest in the definition of Uncertificated REMIC Regular Interest.

        Relief Act: The Servicemembers Civil Relief Act.

     Relief Act Shortfalls: Interest shortfalls on the Mortgage Loans resulting from the Relief Act or similar legislation or regulations.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

        REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC I: The segregated pool of assets subject hereto, constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made (other than with respect to the items in clause (v) and the proceeds thereof), consisting of: (i) the Mortgage Loans and the related Mortgage Files; (ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Pledged Assets for any Pledged Asset Loan; (iii) property which secured a Mortgage Loans and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure; (iv) the hazard insurance policies and Primary Insurance Policy pertaining to the Mortgage Loans, if any, and the Pledged Assets with respect to each Pledged Asset Loan; and (v) all proceeds of clauses (i) through (iv) above.

        REMIC I Accrued Interest: With respect to each Distribution Date, as to any REMIC I Regular Interest, interest accrued during the related Interest Accrual Period at the related REMIC I Pass-Through Rate on the Uncertificated Principal Balance or Uncertificated Notional Amount thereof immediately prior to such Distribution Date. REMIC I Accrued Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case REMIC I Accrued Interest on any REMIC I Regular Interest will be reduced by the amount of: (i) Prepayment Interest Shortfalls on all Mortgage Loans (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.02), (ii) the interest portion (adjusted to the Net
Mortgage Rate) of Realized Losses on all Mortgage Loans (including Excess Special Hazard Losses,

Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses), (iii) the interest portion of Advances that were (A) previously made with respect to a Mortgage Loan or REO Property on all Mortgage Loans which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property or (B) made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and (iv) any other interest shortfalls, including interest that is not collectible from the Mortgagor pursuant to the Relief Act or similar legislation or regulations as in effect from time to time, with all such reductions allocated among all of the REMIC I Regular Interests in proportion to their respective amounts of REMIC I Accrued Interest payable on such Distribution Date absent such reductions.

        REMIC I Pass-Through Rate: With respect to REMIC I Regular Interests I-SUB, I-ZZZ, II- SUB and II-ZZZ, 6.50%; with respect to REMIC I Regular Interest III-SUB and III-ZZZ, 7.00`%; with respect to REMIC I Regular Interest IV-SUB and IV-ZZZ, 8.50%; with respect to REMIC I Regular Interest A-I-PO and A-PO, 0.000%; with respect to each REMIC I IO-I Regular Interest, the Pool Strip Rate for the related Non-Discount Mortgage Loan in Loan Group I; and with respect to each REMIC I IO Regular Interest, the Pool Strip Rate for the related Non-Discount Mortgage Loan in each of Loan Group II, Loan Group III and Loan Group IV.

        REMIC I Regular Interests: Any of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a "regular interest" in REMIC I. Each such REMIC I Regular Interest shall accrue interest at the related REMIC I Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto. The following is a list of the REMIC I Regular Interests: REMIC I Regular Interest A-I-PO, REMIC I Regular Interest I-SUB, REMIC I Regular Interest I- ZZZ, REMIC I Regular Interest II-SUB, REMIC I Regular Interest II-ZZZ, REMIC I Regular
Interest III-SUB, REMIC I Regular Interest III-ZZZ, REMIC I Regular Interest IV-SUB, REMIC I Regular Interest IV-ZZZ, REMIC I Regular Interest A-PO, REMIC I IO-I Regular Interests and REMIC I IO Regular Interests.

        REMIC I Subordinated Balance Ratio: The ratio among the Uncertificated Principal Balances of each of the REMIC I Regular Interests ending with the designation "SUB" equal to the ratio among:

(1) the excess of (x) the aggregate of the Group I Pool Stated Principal Balance over (y) the aggregate Certificate Principal Balance of the Class A-I, Class A-I-PO, Class R-I and Class R-II Certificates;

(2) the excess of (x) the aggregate of the Group II Pool Stated Principal Balance over (y) the aggregate of the Certificate Principal Balance of the Class A-II Certificates and the portion of the Certificate Principal Balance of the Class A-PO Certificates that relates to the Group II Loans;

(3) the excess of (x) the aggregate of the Group III Pool Stated Principal Balance over (y) the aggregate of the Certificate Principal Balance of the Class A-III Certificates and the portion of the Certificate Principal Balance of the Class A-PO Certificates that relates to the Group III Loans; and

(4) the excess of (x) the aggregate of the Group IV Pool Stated Principal Balance over (y) the aggregate of the Certificate Principal Balance of the Class A-IV Certificates and the portion of the Certificate Principal Balance of the Class A-PO Certificates that relates to the Group IV Loans.

        REMIC II: The segregated pool of assets subject hereto, constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made, consisting of the REMIC I Regular Interests.

        REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received substantially all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at a rate equal to the sum of the Net Mortgage Rate, that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

        REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Reportable Modified Mortgage Loan: Any Mortgage Loan that (i) has been subject to an interest rate reduction, (ii) has been subject to a term extension or (iii) has had amounts owing on such Mortgage Loan capitalized by adding such amount to the Stated Principal Balance of such Mortgage Loan; provided, however, that a Mortgage Loan modified in accordance with clause (i) above for a temporary period shall not be a Reportable Modified Mortgage Loan if (a) such Mortgage Loan has not been delinquent in payments of principal and interest for six months since the date of such modification if that interest rate reduction is not made permanent thereafter or (b) if such Mortgage Loan is subject to a Deficient Valuation or Debt Service Reduction.

        Repurchase Event: As defined in the Assignment Agreement.

        Repurchase Price: With respect to any Deleted Mortgage Loan to be replaced by the substitution of one or more Qualified Substitute Mortgage Loans pursuant to Section 2.03, an amount, calculated by the Master Servicer equal to:(a) the unpaid principal balance of such Mortgage Loan (or, in the case of any REO Property, the related Mortgage Loan) (after application of all principal payments (including prepayments) collected and other principal amounts recovered on such Mortgage Loan) as of the date of receipt of the Repurchase Price or the date of substitution, as the case may be, hereunder; plus(b) unpaid interest accrued on such Mortgage Loan or Mortgage Loan related to an REO Property, as applicable, at the related Mortgage Rate (after application of all interest payments collected and other amounts recovered (and applied to accrued interest) on such Mortgage Loan) to, but not including, the Due Date in the Due Period during which the applicable purchase or substitution occurs; plus(c) any unreimbursed Servicing Advances, all accrued and unpaid interest on Advances, any unpaid servicing compensation (other than Master Servicer fees), and any unpaid or unreimbursed expenses of the Trust Fund allocable to such Mortgage Loan or Mortgage Loan related to an REO Property, as applicable, as of the date of receipt of such Repurchase Price or the date of substitution, as the case may be, hereunder; plus(d) in the event that such Mortgage Loan or Mortgage Loan related to an REO Property, as applicable, is required to be repurchased or replaced pursuant to Section 2.03, expenses reasonably incurred or to be incurred by the Master Servicer or the Trustee in respect of the breach or defect giving rise to the repurchase or replacement obligation, including any expenses arising out of the enforcement of the repurchase or replacement obligation.

        Request for Release: A request for release, the forms of which are attached as Exhibit G hereto, or an electronic request in a form acceptable to the Custodian.

        Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

        Residential  Funding:   Residential  Funding  Corporation,   a  Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Depositor and any successor thereto.

        Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred and with direct responsibility for the administration of this Agreement.

        Schedule of Discount Fractions: The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached as Exhibit P hereof.

        Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

        Senior Accelerated Distribution Percentage: With respect to each Loan Group and any Distribution Date occurring during the first five years after the Closing Date, 100%. With respect to any Distribution Date thereafter and each Loan Group, as follows:

        (i) for any Distribution Date during the sixth year after the Closing Date, the related Senior Percentage for such Distribution Date plus 70% of the related Subordinate Percentage for such Distribution Date;

        (ii) for any Distribution Date during the seventh year after the Closing Date, the related Senior Percentage for such Distribution Date plus 60% of the related Subordinate Percentage for such Distribution Date;

        (iii) for any Distribution Date during the eighth year after the Closing Date, the related Senior Percentage for such Distribution Date plus 40% of the related Subordinate Percentage for such Distribution Date;

        (iv) for any Distribution Date during the ninth year after the Closing Date, the related Senior Percentage for such Distribution Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

        (v) for any Distribution Date thereafter, the Senior Percentage for such Distribution Date;

provided, however,

        (i) that any scheduled reduction to the related Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either

               (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate Certificates, is less than 50% or (Y) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates or

               (b)(1) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and
        (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates, and

        (ii) that for any Distribution Date on which the weighted average of the Senior Percentages for each Loan Group, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group, exceeds the weighted average of the initial Senior Percentages (calculated on such basis) for each Loan

               Group, each of the Senior Accelerated Distribution Percentages for such Distribution Date will equal 100%.

Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the related Senior Certificates (other than the Principal Only
Certificates, if any) to zero, the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

        Senior Certificates: Any of the Group I Senior Certificates, the Group II Senior Certificates, Group III Senior Certificates or the Group IV Senior Certificates as the context requires.

        Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of (a) the Group I Senior Certificates (other than the Class A-I-PO Certificates), (b) the Class A-II Certificates, (c) the Class A-III Certificates, or (d) the Class A-IV Certificates, in each case immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of the Stated Principal Balance of each related Discount Mortgage Loan) in the related Loan Group immediately prior to such Distribution Date.

        Senior Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the related Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to
Section 4.02(a)(i) and Section 4.02(a)(ii)(X) of this Agreement, and (b) the sum of the amounts required to be distributed to the related Senior Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii)(Y) of this Agreement.

        Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

        Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property, (iv) any mitigation procedures implemented in accordance with Section 3.07 and (v) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate equal to the Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the related Due Date in the related Due Period, as may be adjusted pursuant to
Section 3.16(e).

        Servicing Fee Rate: The sum of the per annum rates designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

        Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, and any increase to the Stated Principal Balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, in each case pursuant to a modification of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable in accordance with Section 3.07(a).

        Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

        Special Hazard Amount: As of any Distribution Date, an amount equal to $4,989,959 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated to the Mortgage Loans through Subordination in accordance with Section
4.05 and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the "Adjustment Amount" shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan that has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 24.69% (which percentage is equal to the percentage of Mortgage Loans initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan secured by a Mortgaged Property located in the State of California. The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall obtain the written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to the Class A, Class M and Class B Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency.

        Special Hazard Loss: Any Realized Loss not in excess of the lesser of the cost of repair or the cost of replacement of a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) suffered by such Mortgaged Property (or Cooperative Apartment) on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

     Standard & Poor's: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

        Startup Date: The day designated as such pursuant to Article X hereof.

        Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the sum of (a) Cut-off Date Principal Balance of the Mortgage Loan, plus (b) any amount by which the Stated Principal Balance of the Mortgage Loan has been increased pursuant to a Servicing Modification, minus (ii) the sum of (x) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period commencing on the first Due Period after the Cut-Off Date and ending with the Due Period related to the most recent Distribution Date which were received or with respect to which an Advance was made, (y) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 or 4.03 on any previous Distribution Date, and (z) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

        Subclass: With respect to the Class A-I-IO Certificates, any Subclass thereof issued pursuant to Section 5.01(c). Any such Subclass will represent the Uncertificated Class A-I-IO REMIC II Regular Interest or Interests specified by the initial Holder of the Class A-I-IO Certificates pursuant to Section 5.01(c). With respect to the Class A-IO Certificates, any Subclass thereof issued pursuant to Section 5.01(c). Any such Subclass will represent the Uncertificated Class A-IO REMIC II Regular Interest or Interests specified by the initial Holder of the Class A-IO Certificates pursuant to Section 5.01(c).

        Subordination: The provisions described in Section 4.05 relating to the allocation of Realized Losses.

        Subordinate Certificate: Any one of the Class M Certificates or Class B Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

        Subordinate Class Percentage: With respect to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of such Class of Subordinate Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of the Stated Principal Balance of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Subordinate Percentage: As of any Distribution Date, 100% minus the related Senior Percentage as of such Distribution Date.

        Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Class of Subordinate Certificates, (a) the sum of (i) the product of (x) the related Subordinate Class Percentage for such Class and
(y) the aggregate of the amounts calculated for such Distribution Date under clauses (1), (2) and (3) of Section 4.02(a)(ii)(Y)(A) of this Agreement (without giving effect to the related Senior Percentage), to the extent not payable to the related Senior Certificates; (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Subordinate Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) of this Agreement (without giving effect to the related Senior Accelerated Distribution Percentage) to the extent such collections are not otherwise distributed to the related Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the related Senior Certificates; (iv) if such Class is the Class of Subordinate Certificates with the Highest Priority, any Excess Subordinate Principal Amount for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a Class of Subordinate Certificates minus (b) the sum of (i) with respect to the Class of Subordinate Certificates with the Lowest Priority, any Excess Subordinate Principal Amount for such Distribution Date; provided, however, that the Subordinate Principal Distribution Amount for any Class of Subordinate Certificates on any Distribution Date shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date; and (ii) the Capitalization Reimbursement Amount for such Distribution Date, other than the related Discount Fraction of any portion of that amount related to each Discount Mortgage Loan, multiplied by a fraction, the numerator of which is the Subordinate Principal Distribution Amount for such Class of Subordinate Certificates, without giving effect to this clause (b)(ii), and the denominator of which is the sum of the principal distribution amounts for all Classes of Certificates other than the Class A-P Certificates, without giving effect to any reductions for the Capitalization Reimbursement Amount.

        Subsequent Recoveries: As of any Distribution Date, amounts received by the Master Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 3.10) or surplus amounts held by the Master Servicer to cover estimated expenses (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement and assigned to the Trustee pursuant to Section 2.04) specifically related to a Mortgage Loan that was the subject of a Cash Liquidation or an REO Disposition prior to the related Prepayment Period that resulted in a Realized Loss.

        Subsequent Recoveries: As of any Distribution Date, amounts received by the Master Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 3.10) or surplus amounts held by the Master Servicer to cover estimated expenses (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement and assigned to the Trustee pursuant to Section 2.04) specifically related to a Mortgage Loan that was the subject of a Cash Liquidation or an REO Disposition prior to the related Prepayment Period that resulted in a Realized Loss.

        Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

        Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

        Subservicer  Advance:  Any  delinquent   installment  of  principal  and
interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

        Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

        Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Depositor. With respect to any Pledged Asset Loan subserviced by GMAC Mortgage Corporation, the Addendum and Assignment Agreement, dated as of November 24, 1998, between the Master Servicer and GMAC Mortgage Corporation, as such agreement may be amended from time to time.

        Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues with respect to each Distribution Date at an annual rate equal to the Subservicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the related Due Date in the related Due Period.

        Subservicing Fee Rate: The per annum rate designated on the Mortgage Loan Schedule as the "SUBSERV FEE".

        Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of REMIC I and REMIC II due to their classification as REMICs under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

     Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

        Trust Fund: Collectively, the assets of REMIC I and REMIC II.

        Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        Uncertificated Accrued Interest: With respect to each Distribution Date, as to each Uncertificated Class A-I-IO REMIC II Regular Interest or Uncertificated Class A-IO REMIC II Regular Interest, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof with respect to the Class A-I-IO Certificates or Class A-IO Certificates, as the case may be, or the related Subclass, if the Pass-Through Rate on such Certificate or Subclass were equal to the related Uncertificated Pass-Through Rate and the notional amount of such Certificate or Subclass were equal to the related Uncertificated Notional Amount, and any reduction in the amount of Accrued Certificate Interest resulting from the allocation of Prepayment Interest Shortfalls, Realized Losses or other amounts to the Class A-I-IO Certificates or Class A-IO Certificates, as the case may be, pursuant to Section 4.05 hereof shall be allocated to the Uncertificated Class A-I-IO REMIC II Regular Interests or Uncertificated Class A-IO REMIC II Regular Interests, respectively, in each case pro rata in accordance with the amount of interest accrued with respect to each related Uncertificated Class A-I-IO REMIC II Regular Interest or Uncertificated Class A-IO REMIC II Regular Interest, as the case may be, and such Distribution Date.

        Uncertificated Class A-I-IO REMIC II Regular Interests: The 160 uncertificated partial undivided beneficial ownership interests in the Trust Fund, relating to each Non-Discount Mortgage Loan in Loan Group I having a Net Mortgage Rate greater than 6.50%, identified on the related Mortgage Loan Schedule, each having no principal balance, and each bearing interest at a per annum rate equal to the related Pool Strip Rate on a notional balance equal to the Stated Principal Balance of the related Non-Discount Mortgage Loan.

        Uncertificated Class A-IO REMIC II Regular Interests: The 727 uncertificated partial undivided beneficial ownership interests in the Trust Fund, relating to each Non-Discount Mortgage Loan in Loan Group II, Loan Group III and Loan Group IV having a Net Mortgage Rate greater than 6.50%, 7.00% and 8.50%, respectively, identified on the related Mortgage Loan Schedule, each having no principal balance, and each bearing interest at a per annum rate equal to the related Pool Strip Rate on a notional balance equal to the Stated Principal Balance of the related Non-Discount Mortgage Loan.

        Uncertificated Notional Amount: With respect to each REMIC I IO-I Regular Interest, an amount equal to the aggregate Stated Principal Balance of the related Non-Discount Mortgage Loan in Loan Group I. With respect to each REMIC I IO Regular Interest, an amount equal to the aggregate Stated Principal Balance of the related Non-Discount Mortgage Loan in Loan Group II, Loan Group III and Loan Group IV. With respect to each Uncertificated Class A-I-IO REMIC II Regular Interest, the Uncertificated Notional Amount of the related REMIC I IO-I Regular Interest. With respect to each Uncertificated Class A-IO REMIC II Regular Interest, the Uncertificated Notional Amount of the related REMIC I IO Regular Interest.

        Uncertificated Pass-Through Rate: With respect to each Uncertificated Class A-I-IO REMIC II Regular Interest or Uncertificated Class A-IO REMIC II Regular Interest, a per annum rate equal to the Pool Strip Rate with respect to the related Mortgage Loan.

        Uncertificated Principal Balance: With respect to each REMIC I Regular Interest on any date of determination, the amount set forth in the Preliminary Statement hereto minus the sum of (x) the aggregate of all amounts previously deemed distributed with respect to such interest and applied to reduce the Uncertificated Principal Balance thereof pursuant to Section 10.03 and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses that were previously deemed allocated to the Uncertificated Principal Balance of such REMIC I Regular Interest pursuant to Section 10.03.

        Uncertificated REMIC Regular Interest Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC Regular Interests for such Distribution Date pursuant to
Section 10.04(a).

        Uncertificated REMIC Regular Interests: The Uncertificated Class A-I-IO REMIC II Regular Interests and the Uncertificated Class A-IO REMIC II Regular Interests.

        Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States Person: A citizen or resident of the United States, a corporation, partnership or other entity (treated as a corporation or partnership for United States federal income tax purposes) created or organized in, or under the laws of, the United States, any state thereof, or the District of Columbia (except in the case of a partnership, to the extent provided in Treasury regulations) provided that, for purposes solely of the restrictions on the transfer of Class R Certificates, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are required by the applicable operative agreement to be United States Persons, or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

        VA: The Veterans Administration, or its successor.

        Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. 97.00% of all of the Voting Rights shall be allocated among Holders of the Class A Certificates (other than the Interest Only Certificates), the Class M Certificates and the Class B Certificates, in proportion to the outstanding Certificate Principal Balances of their respective

Certificates; 1% of all of the Voting Rights shall be allocated among Holders of the Class A-I-IO Certificates; 1% of all of the Voting Rights shall be allocated among Holders of the Class A-IO Certificates; and 0.5% and 0.5% of all of the Voting Rights shall be allocated among the Holders of the Class R-I Certificates and Class R-II Certificates, respectively, in each case to be allocated among the Certificates of such Class in accordance with their respective Percentage Interest.

                                          ARTICLE II

                                CONVEYANCE OF MORTGAGE LOANS;
                              ORIGINAL ISSUANCE OF CERTIFICATES

        Section 2.01. Conveyance of Mortgage Loans.

        (a) The Depositor, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Depositor in and to (i) the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date; and (ii) all proceeds of the foregoing.

        The Depositor, the Master Servicer and the Trustee agree that it is not intended that any mortgage loan be included in the Trust that is either (i) a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003 or (ii) a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective January 1, 2004.

        (b) In connection with such assignment, and contemporaneously with the delivery of this Agreement, and except as set forth in Section 2.01(c) below, the Depositor does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section)

        (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

               (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

               (ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording thereon or, if the original Mortgage has not yet been returned from the public recording office, a copy of the original Mortgage with evidence of recording indicated thereon;

               (iii)  Unless the  Mortgage  Loan is  registered  on the  MERS(R)
        System, the Assignment (which may be included in one or more blanket assignments if permitted by applicable law) of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

               (iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator to the Person assigning it to the Trustee (or to

        MERS, if the Mortgage Loan is registered on the MERS(R) System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon;

               (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan, or a copy of each modification, assumption agreement or preferred loan agreement; and

        and (II) with respect to each Cooperative Loan so assigned:

               (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

               (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

               (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

               (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

               (v) The Security Agreement;

               (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

               (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

               (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

               (ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

               (x) A duly completed UCC-1 financing statement showing Residential Funding as debtor, the Depositor as secured party and the Trustee as assignee and a duly completed UCC-1 financing statement showing the Depositor as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

        The Depositor may, in lieu of delivering the original of the documents set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section
(b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth in the next sentence. Within thirty Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(I)(ii), (iii),
(iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

        (c) In connection with any Mortgage Loan, if the Depositor cannot deliver the original of the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Depositor shall deliver or cause to be delivered to the Trustee or the respective Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        The Depositor shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause
(I)(iii) of Section 2.01(b), except (a) in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for Residential Funding and its successors and assigns, and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Depositor because of any defect therein, the Depositor shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment, Form UCC-3 or Form UCC-1, as applicable, to be recorded in accordance with this paragraph. The Depositor shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or Assignment, Form UCC-3 or Form UCC-1, as applicable (or copy thereof as permitted by Section 2.01(b)), with evidence of recording indicated thereon upon receipt thereof from the public recording office or from the related Subservicer. In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

        If the Depositor delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Depositor shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

        Any of the items set forth in Sections  2.01(b)(I)(ii),  (iii), (iv) and
(v) and (II)(vi) and (vii) and that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

        In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Depositor further agrees that it will cause, at the Depositor's own expense, within 30 days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Depositor to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files
(a) the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Depositor further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

        (d) Residential Funding hereby assigns to the Trustee its security interest in and to any Pledged Assets, its right to receive amounts due or to become due in respect of any Pledged Assets pursuant to the related Subservicing Agreement. With respect to any Pledged Asset Loan, Residential Funding shall cause to be filed in the appropriate recording office a UCC-3 statement giving notice of the assignment of the related security interest to the Trust Fund and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

        (e) It is intended that the conveyances by the Depositor to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be construed as a sale by the Depositor to the Trustee of the Mortgage Loans for the benefit of the Certificateholders. Further, it is not intended that any such conveyance be deemed to be a pledge of the Mortgage Loans by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that the Mortgage Loans are held to be property of the Depositor or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyances provided for in this Section 2.01 shall be deemed to be (1) a grant by the Depositor to the Trustee of a security interest in all of the Depositor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock

Certificate and Cooperative Lease, (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and Mortgage, and (iii) any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and (C) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Depositor to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B) and (C) granted by Residential Funding to the Depositor pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code as in effect in the States of New York and Minnesota and any other applicable jurisdiction; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

        The Depositor and, at the Depositor's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Depositor shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Depositor, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans as evidenced by an Officers' Certificate of the Depositor, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Depositor or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name),
(2) any change of location of the place of business or the chief executive office of Residential Funding or the Depositor or (3) any transfer of any interest of Residential Funding or the Depositor in any Mortgage Loan.

        (f) The Depositor agrees that the sale of each Pledged Asset Loan pursuant to this Agreement will also constitute the assignment, sale, setting-over, transfer and conveyance to the Trustee, without recourse (but subject to the Depositor's covenants, representations and warranties specifically provided herein), of all of the Depositor's obligations and all of the Depositor's right, title and interest in, to and under, whether now existing or hereafter acquired as owner of the Mortgage Loan with respect to all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description consisting of, arising from or related to (i) the Assigned Contracts, (ii) all rights, powers and remedies of the Depositor as owner of such Mortgage Loan under or in connection with the Assigned Contracts, whether arising under the terms of such Assigned Contracts, by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned Contracts, including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, approval or waiver thereunder, (iii) all security interests in and lien of the Depositor as owner of such Mortgage Loan in the Pledged Amounts and all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description and all cash and non-cash proceeds of the sale, exchange, or redemption of, and all stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, rights to interest, dividends, earnings, income, rents, issues, profits, interest payments or other distributions of cash or other property that is credited to the Custodial Account, (iv) all documents, books and records concerning the foregoing (including all computer programs, tapes, disks and related items containing any such information) and (v) all insurance proceeds (including proceeds from the Federal Deposit Insurance Corporation or the Securities Investor Protection Corporation or any other insurance company) of any of the foregoing or replacements thereof or substitutions therefor, proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof. The foregoing transfer, sale, assignment and conveyance does not constitute and is not intended to result in the creation, or an assumption by the Trustee, of any obligation of the Depositor, or any other person in connection with the Pledged Assets or under any agreement or instrument relating thereto, including any obligation to the Mortgagor, other than as owner of the Mortgage Loan.

        Section 2.02. Acceptance by Trustee.

        The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(I)(i) and Section 2.01(b)(II)(i), (iii), (v), (vi) and (viii) above (except that for purposes of such acknowledgment only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, and the rights of Residential Funding with respect to any Pledged Assets assigned to the Trustee pursuant to Section 2.01, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement)
agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in
Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim Certification") to the effect that all documents required to be delivered pursuant to Section 2.01(b) above have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Upon delivery of the Mortgage Files by the Depositor or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification (the "Final Certification") executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above. If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective, the Trustee, after receiving notice from the Custodian shall promptly so notify the Master Servicer and the Depositor; provided, that if the Mortgage Loan related to such Mortgage File is listed on Schedule A of the Assignment Agreement, no notification shall be necessary. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Depositor and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it. If such omission or defect materially and adversely affects the interests in the related Mortgage Loan of the Certificateholders, the Master Servicer shall promptly notify the related Subservicer of such omission or defect and request that such Subservicer correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer does not correct or cure such omission or defect within such period, that such Subservicer purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered; and provided further, that no cure, substitution or repurchase shall be required if such omission or defect is in respect of a Mortgage Loan listed on Schedule A of the Assignment Agreement. The Purchase Price for any such Mortgage Loan shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. In furtherance of the foregoing, if the Subservicer or Residential Funding that repurchases the Mortgage Loan is not a member of MERS and the Mortgage is registered on the MERS(R) System, the Master Servicer, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to such Subservicer or Residential Funding and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations. It is understood and agreed that the obligation of the Subservicer, to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of Certificateholders.

        Section 2.03. Representations, Warranties and Covenants of the Master Servicer and the Depositor.

        (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

               (i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

               (ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

               (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Depositor, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

               (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

               (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

               (vi) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

               (vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Depositor, any Affiliate of the Depositor or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

               (viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of
        Section 3.02; and

               (ix) The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

        It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian. Upon discovery by either the Depositor, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or
(ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

        (b) The Depositor hereby represents and warrants to the Trustee for the benefit of the Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified): (i) The information set forth in Exhibits F-1, F-2, F-3 and F-4 hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the respective date or dates which such information is furnished; (ii) Immediately prior to the conveyance of the Mortgage Loans to the Trustee, the Depositor had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such conveyance validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest; and (iii) Each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1). It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian. Upon discovery by any of the Depositor, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(iii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Depositor shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Depositor shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, substitution or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Depositor under the same terms and conditions as provided in Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Depositor to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, the Depositor shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this
Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

        Section 2.04. Representations and Warranties of Residential Funding.

        The Depositor, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of the Certificateholders all of its right, title and interest in respect of the Assignment Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement relates to the representations and warranties made by Residential Funding in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders.

        Upon the discovery by the Depositor, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in the Assignment Agreement in respect of any Mortgage Loan or of any Repurchase Event which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify Residential Funding of such breach or Repurchase Event and request that Residential Funding either (i) cure such breach or Repurchase Event in all material respects within 90 days from the date the Master Servicer was notified of such breach or Repurchase Event or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that, in the case of a breach or Repurchase Event under the Assignment Agreement, Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or substitution must occur within 90 days from the date the breach was discovered. If the breach of representation and warranty that gave rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to Section 4 of the Assignment Agreement was the representation and warranty set forth in Section 4(bb) thereof, then the Master Servicer shall request that Residential Funding pay to the Trust Fund, concurrently with and in addition to the remedies provided in the preceding sentence, an amount equal to any liability, penalty or expense that was actually incurred and paid out of or on behalf of the Trust Fund, and that directly resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee and the Custodian. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, and Residential Funding shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in
Section 4 of the Assignment Agreement, as of the date of substitution, and the covenants, representations and warranties set forth in this Section 2.04, and in
Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

        In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and by an Opinion of Counsel to the effect that such substitution will not cause
(a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under
Section 860G(d)(1) of the Code or (b) any portion of REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of the Residential Funding to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing and to make any additional payments required under the Assignment Agreement in connection with a breach of the representation and warranty in
Section 5(B) thereof shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the right, title and interest in respect of the Assignment Agreement applicable to such Mortgage Loan.

     Section 2.05. Execution and Authentication of Certificates; Conveyance of Uncertificated REMIC Regular Interests.

        (a) The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed and caused to be authenticated and delivered to or upon the order of the Depositor the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

        (b) In exchange for the REMIC I Regular Interests and, concurrently with the assignment to the Trustee thereof, pursuant to the written request of the Depositor executed by an officer of the Depositor, the Trustee has executed, authenticated and delivered to or upon the order of the Depositor, the Regular Certificates in authorized denominations evidencing (together with the Class R-II Certificates) the entire beneficial ownership interest in REMIC II.

                                         ARTICLE III

                        ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

        Section 3.01. Master Servicer to Act as Servicer.

        (a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans, following such procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities, and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties.

        The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it is appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS(R) System, it becomes necessary to remove any Mortgage Loan from registration on the MERS(R) System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to
Section 3.13(d) hereof) and cause any of REMIC I or REMIC II to fail to qualify as a REMIC under the Code.

        The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and
(ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

        (b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

        (c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

        Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' Obligations.

        (a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer shall be either (i) an institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating or servicing mortgage loans, and in either case shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Subservicing Agreement, and in either case shall be a Freddie Mac, Fannie Mae or HUD approved mortgage servicer. In addition, any Subservicer of a Mortgage Loan insured by the FHA must be an FHA-approved servicer, and any Subservicer of a Mortgage Loan guaranteed by the VA must be a VA-approved servicer. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in
Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master

Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required by, permitted by or consistent with the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third- party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders. The Program Guide and any other Subservicing Agreement entered into between the Master Servicer and any Subservicer shall require the Subservicer to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

        (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

        Section 3.03. Successor Subservicers.

        The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor
Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

        Section 3.04. Liability of the Master Servicer.

        Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Depositor and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

     Section 3.05. No Contractual Relationship Between Subservicer and Trustee or Certificateholders.

        Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

     Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee.

        (a) In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

        (b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

     Section 3.07. Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

        (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide, provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary
Insurance Policy or materially adversely affect the lien of the related Mortgage. Notwithstanding anything in this Section to the contrary, the Master Servicer or any Subservicer shall not enforce any prepayment charge to the extent that such enforcement would violate any applicable law. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action), provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), capitalize any amounts owing on the Mortgage Loan by adding such amount to the outstanding principal balance of the Mortgage Loan, or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable. For purposes of delinquency calculations, any capitalized Mortgage Loan shall be deemed to be current as of the date of the related Servicing Modification. No such modification shall reduce the Mortgage Rate (A) below one-half of the Mortgage Rate as in effect on the Cut-off Date or
(B) below the sum of the rates at which the Servicing Fee, the Subservicing Fee with respect to such Mortgage Loan accrue. The final maturity date for any Mortgage Loan shall not be extended beyond the Maturity Date. Also, the Stated Principal Balance of all Reportable Modified Mortgage Loans subject to Servicing Modifications (measured at the time of the Servicing Modification and after giving effect to any Servicing Modification) can be no more than five percent of the aggregate Cut-off Date Principal Balance of the Mortgage Loans, unless such limit is increased from time to time with the consent of the Rating Agencies. In addition, any amounts owing on a Mortgage Loan added to the outstanding principal balance of such Mortgage Loan must be fully amortized over the term of such Mortgage Loan, and such amounts may be added to the outstanding principal balance of a Mortgage Loan only once during the life of such Mortgage Loan. Also, the addition of such amounts described in the preceding sentence shall be implemented in accordance with the Program Guide and may be implemented only by Subservicers that have been approved by the Master Servicer for such purpose. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be re-amortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such reamortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes.

        (b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

        (i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

        (ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

        (iii) Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds (net of any related expenses of the Subservicer);

        (iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to
Section 2.03 or 2.04;

        (v) Any amounts received by the Master Servicer in respect of Pledged Assets; and

        (vi) Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21.

        The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections consisting of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master
Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans. With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds, Subsequent Recoveries and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the related Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

        (c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized.

        (d) The Master Servicer shall give written notice to the Trustee and the Depositor of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

        Section 3.08. Subservicing Accounts; Servicing Accounts.

        (a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections consisting of prepayment charges or late charges or assumption fees, or payments or collections received consisting of prepayment charges to the extent that the Subservicer is entitled to retain such amounts pursuant to the Subservicing Agreement. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

        (b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

        (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

        (d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

     Section 3.09. Access to Certain Documentation and Information Regarding the Mortgage Loans.

        In the event that compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

        Section 3.10. Permitted Withdrawals from the Custodial Account.

        (a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to
Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

               (i) to remit to the Trustee for deposit into the Certificate Account the amounts and in the manner provided for in Section 4.01;

               (ii) to reimburse itself or the related Subservicer for previously unreimbursed Advances, Servicing Advances or expenses made pursuant to Sections 3.01, 3.08, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) late recoveries of the payments for which such advances were made in the case of Servicing Advances;

               (iii) to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at a rate per annum equal to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

               (iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds deposited in the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

               (v) to pay to itself as additional servicing compensation any Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

               (vi) to pay to itself, a Subservicer, Residential Funding, the Depositor or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 3.23, 4.07 or 9.01, all amounts received thereon and not required to be distributed to Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

               (vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, any Advance or Servicing Advance made in connection with a modification of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance or Servicing Advance was added to the Stated Principal Balance of the Mortgage Loan in the preceding calendar month;

               (viii) to reimburse itself or the Depositor for expenses incurred by and reimbursable to it or the Depositor pursuant to Section 3.14(c), 6.03, 10.01 or otherwise;

               (ix) to reimburse itself for amounts expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

               (x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07, including any payoff fees or penalties or any other additional amounts payable to the Master Servicer or Subservicer pursuant to the terms of the Mortgage Note.

        (b) Since,  in  connection  with  withdrawals  pursuant to clauses (ii),
(iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

        (c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance relating to an Advance pursuant to Section 4.04 on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

        Section 3.11. Maintenance of Primary Insurance Coverage.

        (a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in noncoverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value at origination in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Master Servicer had knowledge of such Primary Insurance Policy. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

        (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

     Section 3.12. Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

        (a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan (together with the principal balance of any mortgage loan secured by a lien that is senior to the Mortgage Loan) or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan (other than a Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy.

        (b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for Fannie Mae or Freddie Mac. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Depositor. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this
Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

     Section  3.13.   Enforcement   of  Due-on-Sale   Clauses;   Assumption  and
          Modification Agreements; Certain Assignments.

        (a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing: (i) the Master Servicer shall not be deemed to be in default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and (ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on- sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

        (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the
Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall both constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and cause any of REMIC I or REMIC II to fail to qualify as REMICs under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the startup date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien (or junior lien of the same priority in relation to any senior mortgage loan, with respect to any Mortgage Loan secured by a junior Mortgage) pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, the buyer/transferee of the Mortgaged Property would be qualified to assume the Mortgage Loan based on generally comparable credit quality and such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

        (c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that each of REMIC I or REMIC II would continue to qualify as a REMIC under the Code as a result thereof and that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any of REMIC I or REMIC II as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

        (d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction; (ii) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;
(iii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iv) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

        Section 3.14. Realization Upon Defaulted Mortgage Loans.

        (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. Alternatively, the Master Servicer may take other actions in respect of a defaulted Mortgage Loan, which may include (i) accepting a short sale (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the

Mortgaged Property), (ii) arranging for a repayment plan or (iii) agreeing to a modification in accordance with Section 3.07. In connection with such foreclosure or other conversion or action, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion or action in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the correction of any default on a related senior mortgage loan, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and (ii) that such expenses and charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of its funds so expended pursuant to Section 3.10. In addition, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

        For so long as the Master Servicer is the Master Servicer under the Credit Support Pledge Agreement, the Master Servicer shall perform its obligations under the Credit Support Pledge Agreement in accordance with such Agreement and in a manner that is in the best interests of the

Certificateholders. Further, the Master Servicer shall use its best reasonable efforts to realize upon any Pledged Assets for such of the Pledged Asset Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Pledged Assets as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Pledged Assets in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Pledged Assets against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Pledged Assets (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Pledged Assets) shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.10. Any other payment received by the Master Servicer in respect of such Pledged Assets shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

        (b) In the event that title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

        (c) In the event that the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of each of REMIC I or REMIC II as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any of REMIC I or REMIC II to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject REMIC I or REMIC II to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

        (d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery (other than Subsequent Recoveries) resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), to the Due Date in the related Due Period prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property) (provided that if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

        Section 3.15. Trustee to Cooperate; Release of Mortgage Files.

        (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit G requesting delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The
Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release, including any applicable UCC termination statements. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

        (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit G hereto, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

        (c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

        Section  3.16.   Servicing  and  Other  Compensation;   Eligible  Master
Servicing Compensation.

        (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

        (b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

        (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.10 and 3.14.

        (d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

     (e) Notwithstanding clauses (a) and (b) above, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Eligible Master Servicing Compensation (if any) for such Distribution Date, which amount shall be deposited by the Master Servicer into the Certificate Account to be included in the Available Distribution Amount for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii); second, to any income or gain realized from any investment of funds held in the Custodial Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively; and third, to any amounts of servicing compensation to which the Master Servicer is entitled pursuant to Section 3.10(a)(v) or (vi). In making such reduction, the Master Servicer shall not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii); (ii) shall not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b) and (iii) shall not withdraw from the Custodial Account any such amount of servicing compensation to which it is entitled pursuant to Section 3.10(a)(v) or (vi). With respect to any Distribution Date, Eligible Master Servicing Compensation derived from a Loan Group shall be used on such Distribution Date (i) to cover any Prepayment Interest Shortfalls on the Mortgage Loans in such Loan Group and (ii) to cover any Prepayment Interest Shortfalls on the Mortgage Loans in the other Loan Groups, but only to the extent not covered by Eligible Master Servicing Compensation derived from the related Loan Group, on a pro rata basis in accordance with the respective amounts of such Prepayment Interest Shortfalls incurred on the Mortgage Loans in such Loan Group in respect of such Distribution Date.

        Section 3.17. Reports to the Trustee and the Depositor.

        Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Depositor a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

        Section 3.18. Annual Statement as to Compliance.

        The Master Servicer will deliver to the Depositor and the Trustee on or before the earlier of (a) March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, or (b) with respect to any calendar year during which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately preceding Business Day), an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and of its performance under the pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, specifying such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

        Section 3.19. Annual Independent Public Accountants' Servicing Report.

        On or before the earlier of (a) March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, or
(b) with respect to any calendar year during which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately preceding Business Day), the Master Servicer at its expense shall cause a firm of independent public accountants which shall be members of the American Institute of Certified Public Accountants to furnish a report to the Depositor and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

        Section 3.20. Right of the Depositor in Respect of the Master Servicer.

        The Master Servicer shall afford the Depositor, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Depositor and the Trustee with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Depositor or Residential Funding. The Depositor may, but is not obligated to perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. The Depositor shall not have the responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

        Section 3.21. Advance Facility.

               (a) The Master Servicer is hereby authorized to enter into a financing or other facility (any such arrangement, an "Advance Facility") under which (1) the Master Servicer sells, assigns or pledges to another Person (an "Advancing Person") the Master Servicer's rights under this Agreement to be reimbursed for any Advances or Servicing Advances and/or (2) an Advancing Person agrees to fund some or all
        Advances  and/or  Servicing  Advances  required to be made by the Master
        Servicer pursuant to this Agreement. No consent of the Depositor, the Trustee, the Certificateholders or any other party shall be required before the Master Servicer may enter into an Advance Facility. Notwithstanding the existence of any Advance Facility under which an Advancing Person agrees to fund Advances and/or Servicing Advances on the Master Servicer's behalf, the Master Servicer shall remain obligated pursuant to this Agreement to make Advances and Servicing Advances pursuant to and as required by this Agreement. If the Master Servicer enters into an Advance Facility, and for so long as an Advancing Person remains entitled to receive reimbursement for any Advances including Nonrecoverable Advances ("Advance Reimbursement Amounts") and/or Servicing Advances including Nonrecoverable Advances ("Servicing Advance Reimbursement Amounts" and together with Advance Reimbursement Amounts, "Reimbursement Amounts") (in each case to the extent such type of
        Reimbursement Amount is included in the Advance Facility), as applicable, pursuant to this Agreement, then the Master Servicer shall identify such Reimbursement Amounts consistent with the reimbursement rights set forth in Section 3.10(a)(ii) and (vii) and remit such Reimbursement Amounts in accordance with Section 3.21 or otherwise in accordance with the documentation establishing the Advance Facility to such Advancing Person or to a trustee, agent or custodian (an "Advance Facility Trustee") designated by such Advancing Person in an Advance Facility Notice described below in Section 3.21(b). Notwithstanding the foregoing, if so required pursuant to the terms of the Advance Facility, the Master Servicer may direct, and if so directed the Trustee is hereby authorized to and shall pay to the Advance Facility Trustee the Reimbursement Amounts identified pursuant to the preceding sentence. An Advancing Person whose obligations hereunder are limited to the funding of Advances and/or Servicing Advances shall not be required to meet the qualifications of a Master Servicer or a Subservicer pursuant to Section 3.02(a) or 6.02(c) hereof and shall not be deemed to be a Subservicer under this Agreement. Notwithstanding anything to the contrary herein, in no event shall Advance Reimbursement Amounts or Servicing Advance Reimbursement Amounts be included in the Available Distribution Amount or distributed to Certificateholders.

               (b) If the Master Servicer enters into an Advance Facility and makes the election set forth in Section 3.21(a), the Master Servicer and the related Advancing Person shall deliver to the Trustee a written notice and payment instruction (an "Advance Facility Notice"), providing the Trustee with written payment instructions as to where to remit Advance Reimbursement Amounts and/or Servicing Advance Reimbursement
        Amounts (each to the extent such type of Reimbursement Amount is included within the Advance Facility) on subsequent Distribution Dates. The payment instruction shall require the applicable Reimbursement Amounts to be distributed to the Advancing Person or to an Advance Facility Trustee designated in the Advance Facility Notice. An Advance Facility Notice may only be terminated by the joint written direction of the Master Servicer and the related Advancing Person (and any related Advance Facility Trustee).

               (c) Reimbursement Amounts shall consist solely of amounts in respect of Advances and/or Servicing Advances made with respect to the Mortgage Loans for which the Master Servicer would be permitted to reimburse itself in accordance with Section 3.10(a)(ii) and (vii) hereof, assuming the Master Servicer or the Advancing Person had made the related Advance(s) and/or Servicing Advance(s). Notwithstanding the foregoing, except with respect to reimbursement of Nonrecoverable Advances as set forth in Section 3.10(c) of this Agreement, no Person shall be entitled to reimbursement from funds held in the Collection Account for future distribution to Certificateholders pursuant to this Agreement. Neither the Depositor nor the Trustee shall have any duty or liability with respect to the calculation of any Reimbursement Amount, nor shall the Depositor or the Trustee have any responsibility to track or monitor the administration of the Advance Facility or have any responsibility to track, monitor or verify the payment of Reimbursement Amounts to the related Advancing Person or Advance Facility Trustee; provided, however, the Trustee shall maintain records with respect to the payment of such Reimbursement Amounts as it does with respect to other distributions made pursuant to this Agreement. The Master Servicer shall maintain and provide to any Successor Master Servicer a detailed accounting on a loan- by-loan basis as to amounts advanced by, sold, pledged or assigned to, and reimbursed to any Advancing Person. The
        Successor Master Servicer shall be entitled to rely on any such information provided by the Master Servicer and the Successor Master Servicer shall not be liable for any errors in such information.

               (d) Upon the direction of and at the expense of the Master Servicer, the Trustee agrees to execute such acknowledgments provided by the Master Servicer recognizing the interests of any Advancing Person or Advance Facility Trustee in such Reimbursement Amounts as the Master Servicer may cause to be made subject to Advance Facilities pursuant to this Section 3.21.

               (e) Reimbursement Amounts collected with respect to each Mortgage Loan shall be allocated to outstanding unreimbursed Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a "first-in, first out" ("FIFO") basis, subject to the qualifications set forth below:

                      (i) Any successor  Master Servicer to Residential  Funding
               (a "Successor Master Servicer") and the Advancing Person or Advance Facility Trustee shall be required to apply all amounts available in accordance with this Section 3.21(e) to the reimbursement of Advances and Servicing Advances in the manner provided for herein; provided, however, that after the succession of a Successor Master Servicer, (A) to the extent that any Advances or Servicing Advances with respect to any particular Mortgage Loan are reimbursed from payments or recoveries, if any, from the related Mortgagor, and Liquidation Proceeds or Insurance Proceeds, if any, with respect to that Mortgage Loan, reimbursement shall be made, first, to the Advancing Person or Advance Facility Trustee in respect of Advances and/or Servicing Advances related to that Mortgage Loan to the extent of the interest of the Advancing Person or Advance Facility Trustee in such Advances and/or Servicing Advances, second to the Master Servicer in respect of Advances and/or Servicing Advances related to that Mortgage Loan in excess of those in which the Advancing Person or Advance Facility Trustee Person has an interest, and third, to the Successor Master Servicer in respect of any other Advances and/or Servicing Advances related to that Mortgage Loan, from such sources as and when collected, and (B) reimbursements of Advances and Servicing Advances that are Nonrecoverable Advances shall be made pro rata to the Advancing Person or Advance Facility Trustee, on the one hand, and any such Successor Master Servicer, on the other hand, on the basis of the respective aggregate outstanding unreimbursed Advances and Servicing Advances that are Nonrecoverable Advances owed to the Advancing Person, Advance Facility Trustee or Master Servicer pursuant to this Agreement, on the one hand, and any such Successor Master Servicer, on the other hand, and without regard to the date on which any such Advances or Servicing Advances shall have been made. In the event that, as a result of the FIFO allocation made pursuant to this Section 3.21(e), some or all of a Reimbursement Amount paid to the Advancing Person or Advance Facility Trustee relates to Advances or Servicing Advances that were made by a Person other than Residential Funding or the Advancing Person or Advance Facility Trustee, then the Advancing Person or Advance Facility Trustee shall be required to remit any portion of such Reimbursement Amount to the Person entitled to such portion of such Reimbursement Amount. Without limiting the generality of the foregoing, Residential Funding shall remain entitled to be reimbursed by the Advancing Person or Advance Facility Trustee for all Advances and Servicing Advances funded by Residential Funding to the extent the related Reimbursement Amount(s) have not been assigned or pledged to an Advancing Person or Advance Facility Trustee. The documentation establishing any Advance Facility shall require Residential Funding to provide to the related Advancing Person or Advance Facility Trustee loan by loan information with respect to each Reimbursement Amount distributed to such Advancing Person or Advance Facility Trustee on each date of remittance thereof to such Advancing Person or Advance Facility Trustee, to enable the Advancing Person or Advance Facility Trustee to make the FIFO allocation of each Reimbursement Amount with respect to each Mortgage Loan.

                      (ii) By way of  illustration,  and not by way of  limiting the generality of the foregoing, if the Master Servicer resigns or is terminated at a time when the Master Servicer is a party to an Advance Facility, and is replaced by a Successor Master Servicer, and the Successor Master Servicer directly funds Advances or Servicing Advances with respect to a Mortgage Loan and does not assign or pledge the related Reimbursement Amounts to the related Advancing Person or Advance Facility Trustee, then all payments and recoveries received from the related Mortgagor or received in the form of Liquidation Proceeds with respect to such Mortgage Loan (including Insurance Proceeds collected in connection with a liquidation of such Mortgage Loan) will be allocated first to the Advancing Person or Advance Facility Trustee until the related Reimbursement Amounts attributable to such Mortgage Loan that are owed to the Master Servicer and the Advancing Person, which were made prior to any Advances or Servicing Advances made by the Successor Master Servicer, have been reimbursed in full, at which point the Successor Master Servicer shall be entitled to retain all related Reimbursement Amounts subsequently collected with respect to that Mortgage Loan pursuant to Section 3.10 of this Agreement. To the extent that the Advances or Servicing Advances are Nonrecoverable Advances to be reimbursed on an aggregate basis pursuant to Section 3.10 of this Agreement, the reimbursement paid in this manner will be made pro rata to the Advancing Person or Advance Facility Trustee, on the one hand, and the Successor Master Servicer, on the other hand, as described in clause (i)(B) above.

               (f) The Master Servicer shall remain entitled to be reimbursed for all Advances and Servicing Advances funded by the Master Servicer to the extent the related rights to be reimbursed therefor have not been sold, assigned or pledged to an Advancing Person.

               (g) Any amendment to this Section 3.21 or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 3.21, including amendments to add provisions relating to a successor master servicer, may be entered into by the Trustee, the Depositor and the Master Servicer without the consent of any Certificateholder, with written confirmation from each Rating Agency that the amendment will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates, notwithstanding anything to the contrary in Section 11.01 of or elsewhere in this Agreement.

               (h) Any rights of set-off that the Trust Fund, the Trustee, the Depositor, any Successor Master Servicer or any other Person might otherwise have against the Master Servicer under this Agreement shall not attach to any rights to be reimbursed for Advances or Servicing Advances that have been sold, transferred, pledged, conveyed or assigned to any Advancing Person.

               (i) At any time when an Advancing Person shall have ceased funding Advances and/or Servicing Advances (as the case may be) and the Advancing Person or related Advance Facility Trustee shall have received Reimbursement Amounts sufficient in the aggregate to reimburse all Advances and/or Servicing Advances (as the case may be) the right to reimbursement for which were assigned to the Advancing Person, then upon the delivery of a written notice signed by the Advancing Person and the Master Servicer or its successor or assign) to the Trustee terminating the Advance Facility Notice (the "Notice of Facility Termination"), the Master Servicer or its Successor Master Servicer shall again be entitled to withdraw and retain the related Reimbursement Amounts from the Custodial Account pursuant to Section 3.10.

               (j) After delivery of any Advance Facility Notice, and until any such Advance Facility Notice has been terminated by a Notice of Facility Termination, this Section 3.21 may not be amended or otherwise modified without the prior written consent of the related Advancing Person.

                                          ARTICLE IV

                                PAYMENTS TO CERTIFICATEHOLDERS

        Section 4.01. Certificate Account.

        (a) The Master Servicer acting as agent of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall deposit or cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01, and all other amounts constituting the Available Distribution Amounts for the immediately succeeding Distribution Date.

        (b) [reserved]

        (c) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) if such Permitted Investment is an obligation of the institution that maintains such account or a fund for which such institution serves as custodian, then such Permitted Investment may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized. The Trustee or its Affiliates are permitted to receive compensation that could be deemed to be in the Trustee's economic self-interest for (i) serving as investment adviser (with respect to investments made through its Affiliates), administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments.

        Section 4.02. Distributions.

               (a) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, based solely on information provided by the Master Servicer, shall distribute the amount required to be distributed to the Master Servicer or a Sub-Servicer pursuant to Section 4.02(a)(iii) below, and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share (A) with respect to each Class of Certificates (other than any Subclass of the Interest Only Certificates), shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder or (B) with respect to any Subclass of the Interest Only Certificates, shall be equal to the amount (if any) distributed pursuant to Section 4.02(a)(i) below to each Holder of a Subclass thereof) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b) below), in each case to the extent of the related Available Distribution Amount:

                      (i) to the  related  Senior  Certificates  (other than the
               Principal Only Certificates) on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates (or Subclasses, if any, with respect to the Interest Only Certificates) for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a) (the related "Senior Interest Distribution Amount"); and

                      (ii) (X) to the Class A-I-PO Certificates, the Class A-I-PO Principal Distribution Amount (as defined in Section 4.02(b)(i) herein) and to the Class A-PO Certificates, the Class A-PO Principal Distribution Amount (as defined in Section 4.02(b)(i) herein); and

                             (Y) to the related Senior  Certificates (other than
               the Principal Only Certificates), in the priorities and amounts set forth in Section 4.02(b)(ii) through (f), the sum of the following (applied to reduce the Certificate Principal Balances of such Senior Certificates, as applicable):

                             (A)  the  related   Senior   Percentage   for  such
                      Distribution Date times the sum of the following:

                                    (1) the  principal  portion of each  Monthly
                             Payment due during the related Due Period on each related Outstanding Mortgage Loan (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan in the related Loan Group), whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan in the related Loan Group) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                                    (2)  the  Stated  Principal  Balance  of any
                             related Mortgage Loan repurchased during the preceding calendar month (or deemed to have been so repurchased in accordance with Section 3.07(b) of this Agreement) pursuant to Sections 2.02, 2.04 or
                             4.07 of this Agreement and Section 2.03 of this Agreement, and the amount of any shortfall deposited in the Custodial Account in respect of such Loan Group in connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.03 or Section 2.04 of this Agreement, during the preceding calendar month (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to each Discount Mortgage Loan in the related Loan Group); and

                                    (3)  the  principal  portion  of  all  other
                             unscheduled collections (other than Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or
                             REO   Disposition   of  a  related   Mortgage  Loan
                             described in Section 4.02(a)(ii)(Y)(B) of this Agreement, including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) including Subsequent Recoveries, received during the preceding calendar month (or deemed to have been so received in accordance with Section 3.07(b) of this Agreement) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of this Agreement (other than the related Discount Fraction of the principal portion of such unscheduled collections, with respect to each Discount Mortgage Loan in the related Loan Group);

                             (B) with respect to each related  Mortgage Loan for
                      which a Cash Liquidation or a REO Disposition occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b)) and did not result in any Excess Losses, an amount equal to the lesser of (a) the related Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to each Discount Mortgage Loan in the related Loan Group) and (b) the related Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan in the related Loan Group, included in Section 4.02(b)(i)(C));

                             (C) the  related  Senior  Accelerated  Distribution
                      Percentage for such Distribution Date times the aggregate of all related Principal Prepayments in Full received in the related Prepayment Period and

                      Curtailments received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to each Discount Mortgage Loan in the related Loan Group);

                             (D) any  Excess  Subordinate  Principal  Amount for
                      such Distribution Date; and

                             (E) any amounts  described in  subsection  (ii)(Y),
                      clauses (A), (B) and (C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Subordinate Certificates; minus

                             (F) the  Capitalization  Reimbursement  Amount  for
                      such Distribution Date, other than the related Discount Fraction of any portion of that amount related to each Discount Mortgage Loan, multiplied by a fraction, the numerator of which is the Senior Principal Distribution Amount, without giving effect to this clause (F), and the denominator of which is the sum of the principal distribution amounts for all Classes of Certificates (other than the Class A-P Certificates), without giving effect to any reductions for the Capitalization Reimbursement Amount;

                      (iii) if the Certificate Principal Balances of the Subordinate Certificates have not been reduced to zero, to the Master Servicer or a Sub-Servicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Sub-Servicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Losses;

                      (iv) to the  Holders  of the Class M-1  Certificates,  the
               Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                      (v) to the  Holders  of the  Class  M-1  Certificates,  an
               amount equal to (x) the related Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-I-PO Collection Shortfalls or Class A-PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(vii), (ix), (xi), (xiii), (xiv) and (xv) of this Agreement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

                      (vi) to the  Holders  of the Class M-2  Certificates,  the
               Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                      (vii) to the  Holders  of the Class M-2  Certificates,  an
               amount equal to (x) the related Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-I-PO Collection Shortfalls or Class A-PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(ix), (xi), (xiii), (xiv) and
               (xv) of this Agreement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

                      (viii) to the Holders of the Class M-3  Certificates,  the
               Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                      (ix) to the  Holders  of the  Class M-3  Certificates,  an
               amount equal to (x) the related Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-I-PO Collection Shortfalls or Class A-PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi), (xiii), (xiv) and (xv) of this Agreement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

                      (x) to the  Holders  of the  Class B-1  Certificates,  the
               Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                      (xi) to the  Holders  of the  Class B-1  Certificates,  an
               amount equal to (x) the related Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-I-PO Collection Shortfalls or Class A-PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii), (xiv) and (xv) of this Agreement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

                      (xii) to the  Holders of the Class B-2  Certificates,  the
               Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                      (xiii) to the  Holders of the Class B-2  Certificates,  an amount equal to (x) the related Subordinate Principal Distribution Amount for such Class of Certificates for such
               Distribution Date minus (y) the amount of any Class A-I-PO Collection Shortfalls or Class A-PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiv) and (xv) of this Agreement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

                      (xiv) to the  Holders  of the Class B-3  Certificates,  an
               amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below, minus (y) the amount of any Class A-I-PO Collection Shortfalls or Class A-PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Section 4.02(a)(xv) of this Agreement are insufficient therefor;

                      (xv) to the  Holders  of the  Class B-3  Certificates,  an
               amount equal to (x) the related Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-I-PO Collection Shortfalls or Class A-PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

                      (xvi) to the related Senior Certificates,  in the priority set forth in Section 4.02(b) of this Agreement, the portion, if any, of the related Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Senior Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Senior Certificates, and thereafter, to each Class of Subordinate Certificates then outstanding beginning with such Class with the Highest Priority, any portion of the related Available Distribution Amount remaining after the related Senior Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Subordinate Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Subordinate Certificates; and

                      (xvii) to the Class R-II  Certificates,  the  balance,  if any, of the related Available Distribution Amount.

        Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Subordinate Certificates outstanding on such Distribution Date with the Lowest Priority, or in the event the Subordinate Certificates are no longer outstanding, the related Senior Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required Advance, or the determination by the Master Servicer that any proposed Advance would be a Nonrecoverable

Advance with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition or the related Liquidation Proceeds, Insurance Proceeds and REO Proceeds have not yet been distributed to the Certificateholders.

               (b) Distributions of principal on the Senior Certificates on each Distribution Date occurring prior to the Credit Support Depletion Date will be made as follows:

                      (i) to the Class A-I-PO Certificates and Class A-PO Certificates from the related Available Distribution Amounts, until the Certificate Principal Balance thereof is reduced to zero, an amount (the "Class A-I-PO Principal Distribution Amount" and "Class A-PO Principal Distribution Amount", as applicable) equal to the aggregate of:

                             (A) the related Discount  Fraction of the principal
                      portion of each Monthly Payment on each Discount Mortgage Loan in the related Loan Group due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                             (B) the related Discount  Fraction of the principal
                      portion of all unscheduled collections on each Discount Mortgage Loan in the related Loan Group received during the preceding calendar month or, in the case of Principal Prepayments in Full, during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments and repurchases (including deemed repurchases under Section 3.07(b)) of such Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the related Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

                             (C) in connection with the Cash  Liquidation or REO
                      Disposition of a Discount Mortgage Loan in the related Loan Group that did not result in any Excess Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Discount Mortgage Loan to the extent applied as recoveries of principal;

                             (D) any  amounts  allocable  to  principal  for any
                      previous Distribution Date (calculated pursuant to clauses
                      (A) through (C) above) that remain undistributed; and

                             (E) the amount of any Class A-I-PO Collection Shortfalls or Class A-PO Collection Shortfalls for such Distribution Date and the amount of any Class A-I-PO Collection Shortfalls or Class A-PO Collection Shortfalls
                    remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date; minus

                             (F) the related Discount Fraction of the portion of
                      the Capitalization Reimbursement Amount for such Distribution Date, if any, related to each Discount Mortgage Loan; and

                      (ii) (A) the Senior Principal  Distribution Amount related to Loan Group I will be distributed in the following order of priority:

                                    (1) first, to the Class R-I Certificates and
                             Class R-II Certificates, concurrently on a pro rata basis, until the Certificate Principal Balance thereof has been reduced to zero; and

                                    (2) second, to the A-I  Certificates,  until
                             the Certificate Principal Balance thereof has been reduced to zero;

                             (B) the Senior Principal Distribution Amount related to Loan Group II will be distributed to the Class A-II Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                             (C)  the  Senior  Principal   Distribution   Amount
                      related to Loan Group III will be distributed to the Class A-III Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                             (D) the Senior Principal Distribution Amount related to Loan Group IV will be distributed to the Class A-IV Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

               (c)  On  any  Distribution  Date  prior  to  the  Credit  Support
        Depletion Date on which the aggregate Certificate Principal Balance of the Group I, Group II, Group III or Group IV Certificates, as applicable, is greater than the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group in each case after giving effect to distributions to be made on such Distribution Date, (1) 100% of the Principal Prepayments in Full and Curtailments allocable to the Class M Certificates and Class B Certificates on the Mortgage Loans in the other Loan Group will be distributed to such Class or Classes of Group I, Group II, Group III or Group IV Certificates, as applicable, and in accordance with the priorities set forth in clause 4.02(b) above, and in reduction of the Certificate Principal Balances thereof, until the aggregate Certificate Principal Balance of such Class or Classes of Certificates equals the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group, and (2) an amount equal to one month's interest at the applicable Pass-Through Rate for such Class or Classes of Certificates on the amount of such difference will be distributed  from the Available  Distribution  Amount for the other Loan
        Group allocable to the Class M Certificates and Class B Certificates first to pay any unpaid interest on such Class or Classes of Certificates and then to pay principal on such Classes in the manner described in (1) above. In addition, prior to the occurrence of the Credit Support Depletion Date but after the reduction of the Certificate Principal Balances of any of the Group I, Group II, Group III or

        Group IV Senior Certificates to zero, the remaining Group I, Group II, Group III or Group IV Senior Certificates, as applicable, will be entitled to receive, in addition to any Principal Prepayments in Full and Curtailments related to such Certificates' respective Loan Group, 100% of the Principal Prepayments in Full and Curtailments on the Mortgage Loans in the other Loan Groups exclusive of the related Discount Fraction, on a pro rata basis, and in accordance with the priorities set forth in clause 4.02(b) above, in reduction of the Certificate Principal Balances thereof, on any Distribution Date unless
        (i) the weighted average of the initial Subordinate Percentages, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group, is at least two times the weighted average of the initial Subordinate Percentages for each Loan Group (calculated on such basis) and (ii) the outstanding principal balance of the Mortgage Loans in each Loan Group delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Class M Certificates and Class B Certificates, is less than 50%.

               (d) On or after the related Credit Support Depletion Date, all priorities relating to distributions as described in Section 4.02(b) above in respect of principal among the various classes of Senior Certificates (other than the Principal Only Certificates) will be disregarded, and (i) an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of the Discount Mortgage Loans in each Loan Group will be distributed to the related Class of Principal Only Certificates, (ii) the related Senior Principal Distribution Amount will be distributed to the related Classes of remaining Senior Certificates (other than the Principal Only Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances, and (iii) the amount set forth in Section 4.02(a)(i) will be distributed as set forth therein. Notwithstanding the foregoing, on or after the Credit Support Depletion Date and after the reduction of the Certificate Principal Balances of any of the Group I, Group II, Group III or Group IV Senior Certificates to zero, (i) the remaining Senior Principal Distribution Amount for such group of Senior Certificates will be distributed to the remaining Senior Certificates (other than the Principal Only Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances, and (ii) the amount of Accrued Certificate Interest on such group of Senior Certificates shall be distributed to the remaining Senior Certificates (other than the Principal Only Certificates) on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date.

               (e) After the reduction of the Certificate Principal Balances of the Senior Certificates (other than the Principal Only Certificates) to zero but prior to the related Credit Support Depletion Date, the Senior Certificates (other than the Principal Only Certificates) will be entitled to no further distributions of principal thereon and the related Available Distribution Amount will be paid solely to the holders of the Principal Only Certificates, Interest Only Certificates, Class M Certificates and Class B Certificates, in each case as described herein.

               (f) In addition to the foregoing  distributions,  with respect to any Subsequent Recoveries, the Master Servicer shall deposit such funds into the Custodial Account pursuant to Section 3.07(b)(iii). If, after taking into account such Subsequent Recoveries, the amount of a Realized Loss is reduced, the amount of such Subsequent Recoveries will be applied to increase the Certificate Principal Balance of the Class of Subordinate Certificates with the Highest Priority to which Realized Losses, other than Excess Bankruptcy Losses, Excess Fraud Losses, Excess Special Hazard Losses and Extraordinary Losses, have been allocated, but not by more than the amount of Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.05. The amount of any remaining Subsequent Recoveries will be applied to increase the Certificate Principal Balance of the Class of Certificates with the next Lower Priority, up to the amount of such Realized Losses previously allocated to that Class of Certificates pursuant to Section
        4.05. Any remaining Subsequent Recoveries will in turn be applied to increase the Certificate Principal Balance of the Class of Certificates with the next Lower Priority up to the amount of such Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.05, and so on. Holders of such Certificates will not be entitled to any payment in respect of Accrued Certificate Interest on the amount of such increases for any Interest Accrual Period preceding the Distribution Date on which such increase occurs. Any such increases shall be applied to the Certificate Principal Balance of each Certificate of such Class in accordance with its respective Percentage Interest.

               (g) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Depositor or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

               (h) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period. In the event that Certificateholders required to surrender their Certificates pursuant to
        Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

          Section 4.03. Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting.

        (a) The Master Servicer shall forward to the Trustee no later than 5:00 P.M. New York time on the second Business Day prior to each Distribution Date, and the Trustee shall on such Distribution Date make available electronically via the Trustee's internet website which is presently located at https://www.corporatetrust.db.com/invr, or for persons unable to use this website by mail by contacting the investor relations desk at (800) 735-7777, to each Holder and the Depositor, a statement setting forth the following information as to each Class of Certificates, in each case to the extent applicable:

               (i) (A)the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (B) the aggregate amount included therein representing Principal Prepayments;

               (ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

               (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

               (iv) the amount of any Advance by the Master Servicer with respect to the Group I Loans, Group II Loans, Group III Loans and Group IV Loans pursuant to Section 4.04;

               (v) the number of Group I Loans, Group II Loans, Group III Loans and Group IV Loans and the Stated Principal Balance after giving effect to the distribution of principal on such Distribution Date;

               (vi) the aggregate Certificate Principal Balance or Notional Amount, as applicable, of each Class of the Certificates, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

               (vii) on the basis of the most recent reports furnished to it by Subservicers, the number and aggregate principal balances of Group I Loans, Group II Loans, Group III Loans and Group IV Loans that are Delinquent (A) one month, (B) two months and (C) three or more months and the number and aggregate principal balance of Group I Loans, Group II Loans, Group III Loans and Group IV Loans that are in foreclosure;

               (viii) the number, aggregate principal balance and book value of any REO Properties;

               (ix) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

               (x) the aggregate amount of Realized Losses for such Distribution Date and the aggregate amount of Realized Losses on the Group I Loans, Group II Loans, Group III Loans and Group IV Loans incurred since the Cut-off Date;

               (xi) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

               (xii) the Pass-Through Rate on each Class of Certificates;

               (xiii) the number and aggregate principal balance of Group I Loans, Group II Loans, Group III Loans and Group IV Loans repurchased under Section 4.07;

               (xiv)  the  aggregate  amount  of any  recoveries  on  previously
        foreclosed   loans  from   Residential   Funding  due  to  a  breach  of
        representation or warranty;

               (xv) the weighted average remaining term to maturity of the Group I Loans, Group II Loans, Group III Loans and Group IV Loans after giving effect to the amounts distributed on such Distribution Date; and

               (xvi) the weighted average Mortgage Rates of the Group I Loans, Group II Loans, Group III Loans and Group IV Loans after giving effect to the amounts distributed on such Distribution Date.

        In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination. In addition to the statement provided to the Trustee as set forth in this Section 4.03(a), the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer. Also, at the request of a Rating Agency, the Master Servicer shall provide the information relating to the Reportable Modified Mortgage Loans substantially in the form attached hereto as Exhibit S to such Rating Agency within a reasonable period of time; provided, however, that the Master Servicer shall not be required to provide such information more than four times in a calendar year to any Rating Agency.

        (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and the Trustee shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and
(ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer and Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer and Trustee pursuant to any requirements of the Code.

        (c) As soon as reasonably practicable, upon the written request of any Certificateholder, the Master Servicer shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

        (d) The Master Servicer shall, on behalf of the Depositor and in respect of the Trust Fund, sign and cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Commission thereunder. In connection with the preparation and filing of such periodic reports, the Trustee shall timely provide to the Master Servicer (I) a list of Certificateholders as shown on the Certificate Register as of the end of each calendar year, (II) copies of all pleadings, other legal process and any other documents relating to any claims, charges or complaints involving the Trustee, as trustee hereunder, or the Trust Fund that are received by the Trustee, (III) notice of all matters that, to the actual knowledge of a Responsible Officer of the Trustee, have been submitted to a vote of the Certificateholders, other than those matters that have been submitted to a vote of the Certificateholders at the request of the Depositor or the Master Servicer, and (IV) notice of any failure of the Trustee to make any distribution to the Certificateholders as required pursuant to this Agreement. Neither the Master Servicer nor the Trustee shall have any liability with respect to the Master Servicer's failure to properly prepare or file such periodic reports resulting from or relating to the Master Servicer's inability or failure to obtain any information not resulting from the Master Servicer's own negligence or willful misconduct. Any Form 10-K filed with the Commission in connection with this clause (d) shall include a certification, signed by the senior officer in charge of the servicing functions of the Master Servicer, in the form attached as Exhibit R-1 hereto or such other form as may be required or permitted by the Commission (the "Form 10-K Certification"), in compliance with Rule 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission. In connection with the Form 10-K Certification, the Trustee shall provide the Master Servicer with a back-up certification substantially in the form attached hereto as Exhibit R-2. This
Section 4.03(d) may be amended in accordance with this Agreement without the consent of the Certificateholders.

        Section 4.04. Distribution of Reports to the Trustee and the Depositor; Advances by the Master Servicer.

        (a) Prior to the close of business on the Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement (which may be in a mutually agreeable electronic format) to the Trustee, any Paying Agent and the Depositor (the information in such statement to be made available to Certificateholders by the Master Servicer on request) (provided that the Master Servicer will use its best efforts to deliver such written statement not later than 12:00 p.m. New York time on the second Business Day prior to the Distribution Date) setting forth (i) the Available Distribution Amounts, (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account and Certificate Insurance Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause
(iii) of Section 4.01(a), (iii) the amount of Prepayment Interest Shortfalls, and (iv) to the extent required, a report detailing the Stated Principal Balance, Mortgage Rate, Modified Mortgage Rate, remaining term to maturity and Monthly Payment for any Modified Mortgage Loan pursuant to Section 3.13. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

        (b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) remit to the Trustee for deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the sum of (A) the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to a per annum rate equal to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Relief Act or similar legislation or regulations then in effect, on the Outstanding
Mortgage Loans as of the related Due Date in the related Due Period, which Monthly Payments were due during the related Due Period and not received as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of
(i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04.

        The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Depositor and the Trustee. In the event that the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date. In connection with the preceding sentence, the Trustee shall deposit all funds it receives pursuant to this Section 4.04 into the Certificate Account.

        Section 4.05. Allocation of Realized Losses.

        (a) Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modification, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due during the related Due Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Losses, shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, (i) in the case of the Group I Loans, if any such Realized Losses are on a Discount Mortgage Loan in Loan Group I, to the Class A-I-PO Certificates in an amount equal to the related Discount Fraction of the principal portion thereof until the Certificate Principal Balance thereof has been reduced to zero, and the remainder of such Realized Losses on the Discount Mortgage Loans in Loan Group I and the entire amount of such Realized Losses on Non-Discount Mortgage Loans in Loan Group I will be allocated among all the remaining Group I Senior Certificates (other than the Class A-I-PO Certificates) on a pro rata basis, as described in paragraph (c) below and (ii) in the case of the Group II Loans, Group III Loans and Group IV Loans, if any such Realized Losses are on a Discount Mortgage Loan in Loan Group II, Loan Group III or Loan Group IV, to the Class A-PO Certificates in an amount equal to the related Discount Fraction of the principal portion thereof until the Certificate Principal Balance thereof has been reduced to zero, and the remainder of such Realized Losses on such Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans in the related Loan Group will be allocated among all the remaining Classes of related Senior Certificates (other than the Class A-PO Certificates) on a pro rata basis, as described in paragraph (c) below.

        (b) Any Excess Losses on Non-Discount Mortgage Loans in a Loan Group will be allocated among the related Senior Certificates (other than the Principal Only Certificates) and the Subordinate Certificates, on a pro rata basis, as described below. The principal portion of such Realized Losses on the Discount Mortgage Loans in Loan Group I will be allocated to the Class A-I- PO Certificates in an amount equal to the related Discount Fraction thereof and the remainder of such Realized Losses on the Discount Mortgage Loans in such Loan Group and the entire amount of such Realized Losses on Non-Discount Mortgage Loans in the related Loan Group will be allocated among the Group I Senior Certificates (other than the Class A-I-PO Certificates) and Subordinate Certificates, on a pro rata basis, as described in paragraph (c) below. The principal portion of such Realized Losses on the Discount Mortgage Loans in Loan Group II, Loan Group III or Loan Group IV will be allocated to the Class A-PO Certificates in an amount equal to the related Discount Fraction thereof and the remainder of such Realized Losses on the Discount Mortgage Loans in such Loan Group and the entire amount of such Realized Losses on Non-Discount Mortgage Loans in the related Loan Group will be allocated among the remaining Classes of related Senior Certificates (other than the Class A-PO Certificates) and Subordinate Certificates, on a pro rata basis, as described in paragraph (c) below.

        (c) As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable on such Distribution Date (without regard to any Eligible Master Servicing Compensation for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt

Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Subordinate Certificates then outstanding with the Lowest Priority shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses to the Subordinate Certificates then outstanding with the Lowest Priority shall be made in proportion to the amount of Accrued Certificate Interest and by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby; provided that if any Subclasses of the Interest Only Certificates have been issued pursuant to Section 5.01(c), such Realized Losses and other losses allocated to the Interest Only Certificates shall be allocated among such Subclasses in proportion to the respective amounts of Accrued Certificate Interest payable on such Distribution Date that would have resulted absent such reductions.

          Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interest received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the informational returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P of the Code, respectively, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

        Section 4.07. Optional Purchase of Defaulted Mortgage Loans.

        As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor; provided, that any such Mortgage Loan that becomes 90 days or more delinquent during any given Calendar Quarter shall only be eligible for purchase pursuant to this Section during the period beginning on the first Business Day of the following Calendar Quarter, and ending at the close of business on the second-to-last Business Day of such following Calendar Quarter. Such option if not exercised shall not thereafter be reinstated as to any Mortgage Loan, unless the delinquency is cured and the Mortgage Loan thereafter again becomes delinquent in payment by 90 days or more in a subsequent Calendar Quarter. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

                                          ARTICLE V

                                       THE CERTIFICATES

        Section 5.01. The Certificates.

        (a) The Class A, Class M, Class B and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B, C and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Depositor upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Class A (other than the Class A-I-IO Certificates and Class A-IO Certificates) and Class M-1 Certificates shall be issuable in minimum dollar denominations of $25,000 and integral multiples of $1 in excess thereof. The Class A-I-IO Certificates and Class A-IO Certificates shall be issuable in minimum dollar denominations of $2,000,000 Notional Amount and integral multiples of $1 in excess thereof. The Class M-2 and Class M-3 Certificates shall be issuable in minimum dollar denominations of $250,000 and integral multiples of $1 in excess thereof. The Class B Certificates shall be issuable in minimum denominations of $100,000 and integral multiples of $1 in excess thereof, except that one of each of the Class B Certificates will be issued evidencing the sum of an authorized denomination thereof plus the remainder of the aggregate initial Certificate Principal Balance of such class. Each Class of Class R Certificates shall be issued in registered, certificated form in minimum percentage interests of 20.00% and integral multiples of 0.01% in excess thereof; provided, however, that one Class R Certificate of each Class will be issuable to the REMIC Administrator as "tax matters person" pursuant to
Section 10.01(c) in a minimum denomination representing a Percentage Interest of not less than 0.01%.The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

        (b) The Class A Certificates and Class M Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to each Class A Certificate and Class M Certificate, through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of

Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

        If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company, with the consent of a majority of the Certificateholders, advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of
Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates.

        In addition, if an Event of Default has occurred and is continuing, each Certificate Owner materially adversely affected thereby may at its option request a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in the related Class of Certificates. In order to make such request, such Certificate Owner shall, subject to the rules and procedures of the Depository, provide the Depository or the related Depository Participant with directions for the Trustee to exchange or cause the exchange of the Certificate Owner's interest in such Class of Certificates for an equivalent Percentage Interest in fully registered definitive form. Upon receipt by the Trustee of instruction from the Depository directing the Trustee to effect such exchange (such instructions to contain information regarding the Class of Certificates and the Certificate Balance being exchanged, the Depository Participant account to be debited with the decrease, the registered holder of and delivery instructions for the Definitive Certificates and any other information reasonably required by the Trustee), (i) the Trustee shall instruct the Depository to reduce the related Depository Participant's account by the aggregate Certificate Principal Balance of the Definitive Certificates, (ii) the Trustee shall execute, authenticate and deliver, in accordance with the registration and delivery instructions provided by the Depository, a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in such Class of Certificates and (iii) the Trustee shall execute and authenticate a new Book-Entry Certificate reflecting the reduction in the aggregate Certificate Principal Balance of such Class of Certificates by the amount of the Definitive Certificates.

        None of the Company, the Master Servicer or the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of any instruction required under this section and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

        (c) Each of the Certificates is intended to be a "security"  governed by
Article 8 of the Uniform Commercial Code as in effect in the State of New York and any other applicable jurisdiction, to the extent that any of such laws may be applicable.

        (d) From time to time the initial Holder of the Interest Only Certificates, may exchange such Holder's Interest Only Certificates for Subclasses of Interest Only Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached hereto as Exhibit Q executed by an authorized officer, which Subclasses, in the aggregate, will represent the Uncertificated Class A-I-IO REMIC II Regular Interests corresponding to the Class A-I-IO Certificates and the Uncertificated Class A-IO REMIC II Regular Interests corresponding to the Class A-IO Certificates so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class A-I-IO-1 or Class A-IO-1, as the case may be, and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC Regular Interest or Interests specified in writing by such initial Holder to the Trustee. The Trustee may conclusively, without any independent verification, rely on, and shall be protected in relying on, the Holder's determinations of the Uncertificated Class A-I-IO REMIC II Regular Interests or Uncertificated Class A-IO REMIC II Regular Interests corresponding to any Subclass, the Initial Notional Amount and the initial Pass-Through Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated Class A-I-IO REMIC II Regular Interest or Uncertificated Class A-IO REMIC II Regular Interest designated on a Request for Exchange corresponds to a Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 5.01(a). Every Certificate presented or surrendered for exchange by the initial Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing. The Certificates of any Subclass of Class A-I-IO Certificates or Class A-IO Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

        Section 5.02. Registration of Transfer and Exchange of Certificates.

        (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.11 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

        (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to
Section 8.11 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class and aggregate Percentage Interest.

        (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

        (d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with said Act and laws. Except as otherwise provided in this Section 5.02(d), in the event that a transfer of a Class B Certificate is to be made, (i) unless the Depositor directs the Trustee otherwise, the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Trust Fund, the Depositor or the Master Servicer, and (ii) the Trustee shall require the transferee to execute a representation letter, substantially in the form of
Exhibit I hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit J hereto, each acceptable to and in form and substance satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Trust Fund, the Depositor or the Master Servicer. In lieu of the requirements set forth in the preceding sentence, transfers of Class B Certificates may be made in accordance with this Section 5.02(d) if the prospective transferee of such a Certificate provides the Trustee and the Master Servicer with an investment letter substantially in the form of Exhibit N attached hereto, which investment letter shall not be an expense of the Trustee, the Depositor, or the Master Servicer, and which investment letter states that, among other things, such transferee (i) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (ii) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the 1933 Act provided by Rule 144A. The Holder of a Class B Certificate desiring to effect any transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws and this Agreement.

        (e) (i) In the case of any Class B-2, Class B-3 or Class R Certificate presented for registration in the name of any Person, either (i) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase or holding of such Class B-2, Class B-3 or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Trust Fund, the Depositor or the Master Servicer or (ii) the prospective transferee shall be required to provide the Trustee, the Depositor and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit I or paragraph three of Exhibit N (with respect to a Class B-2 Certificate or Class B-3 Certificate) or in paragraph fourteen of Exhibit H-1 (with respect to a Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan or arrangement subject to the prohibited transaction provisions of ERISA or
Section 4975 of the Code (a "Plan"), or any Person (including an insurance company investing its general accounts, an investment manager, a named fiduciary or a trustee of any such Plan) who is using "plan assets" of any such Plan within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R. ss. 2510.3-101, to effect such acquisition (a "Plan Investor") or (b) in the case of a Class B-2 Certificate or Class B-3 Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company").

               (ii) Any Transferee of a Class M Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein), and any Transferee of a Class B-1 Certificate will be required to provide to the Trustee, the Depositor and the Master Servicer a certification to the effect set forth in paragraph six of Exhibit I or paragraph three of Exhibit N, that either (a) such Transferee is not a Plan Investor, (b) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as amended by PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997), PTE 2000-58, 65 Fed.
Reg. 67765 (November 13, 2000), and PTE 2002-41,  67 Fed. Reg. 54487 (August 22,
2002) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (c) such Transferee is a Complying Insurance Company.

               (iii) (A) If any Class M Certificate or Class B-1 Certificate (or any interest therein) is acquired or held by any Person that does not satisfy the conditions described in paragraph (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor, (ii) acquired such

Certificate in compliance with the RFC Exemption, or (iii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Class M Certificate or Class B-1 Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

                  (B) Any purported Certificate Owner whose acquisition or holding of any Class M Certificate or Class B-1 Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Depositor, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

        (f) (i)Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

               (A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

               (B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of,

                      (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit H-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and

                      (II) a certificate, in the form attached hereto as Exhibit H-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

               (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

               (D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit H-2.

               (E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

        (ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit H-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

               (A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

               (B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

        (iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed

               (A) as a result of the  Transfer  of an  Ownership  Interest in a
               Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and

               (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

        (v) The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

               (A) Written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of the Class A Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

               (B) a certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any of REMIC I or REMIC II to cease to qualify as a REMIC and will not cause (x) any of REMIC I or REMIC II to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

        (g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

        (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

        Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

        Section 5.04. Persons Deemed Owners.

        Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder", and neither the Depositor, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary except as provided in
Section 5.02(f).

        Section 5.05. Appointment of Paying Agent.

        The Trustee may appoint a Paying Agent for the purpose of making distributions to Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to Certificateholders in the amounts and in the manner provided for in Section 4.02 and 4.03, such sum to be held in trust for the benefit of Certificateholders. The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

                                          ARTICLE VI

                            THE DEPOSITOR AND THE MASTER SERVICER

          Section 6.01. Respective Liabilities of the Depositor and the Master Servicer.

        The Depositor and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Master Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

        Section 6.02. Merger or Consolidation of the Depositor or the Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

        (a) The Depositor and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

        (b) Any Person into which the Depositor or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that each Rating Agency's ratings, if any, of the Class A Certificates and Class M Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

        (c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee and the Depositor, is willing to service the Mortgage Loans and executes and delivers to the Depositor and the Trustee an agreement, in form and substance reasonably satisfactory to the Depositor and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

        Section 6.03. Limitation on Liability of the Depositor, the Master Servicer and Others.

        Neither the Depositor, the Master Servicer nor any of the directors, officers, employees or agents of the Depositor or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Depositor nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

        Section 6.04. Depositor and Master Servicer Not to Resign.

        Subject to the provisions of Section 6.02, neither the Depositor nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or the Master Servicer shall be evidenced by an Opinion of Counsel (at the expense of the resigning party) to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

                                         ARTICLE VII

                                           DEFAULT

        Section 7.01. Events of Default.

        Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

        (i) the Master Servicer shall fail to distribute or cause to be distributed to Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Depositor or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

        (ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests aggregating not less than 25%; or

        (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding- up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

        (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

        (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

        (vi) the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Depositor or the Trustee shall at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, by notice in writing to the Master Servicer (and to the Depositor if given by the Trustee or to the Trustee if given by the Depositor), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause
(vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Depositor, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to
Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination. Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii),
(vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Depositor shall deliver to the Trustee as successor Master Servicer a copy of the Program Guide.

        Section 7.02. Trustee or Depositor to Act; Appointment of Successor.

        (a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Depositor and with the Depositor's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(c) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by
Section 4.04 shall not be considered a default by the Trustee hereunder as successor Master Servicer. As compensation therefor, the Trustee as successor Master Servicer shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Depositor, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.50% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.50% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

        (b) In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

        Section 7.03. Notification to Certificateholders.

        (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

        (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived as provided in Section 7.04 hereof.

        Section 7.04. Waiver of Events of Default.

        The Holders representing at least 66% of the Voting Rights of Certificates affected by a default or Event of Default hereunder may waive any default or Event of Default; provided, however, that (a) a default or Event of Default under clause (i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this Section 7.04 shall affect the Holders of Certificates in the manner set forth in Section 11.01(b)(i), (ii) or (iii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                         ARTICLE VIII

                                    CONCERNING THE TRUSTEE

        Section 8.01. Duties of Trustee.

        (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

        (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents in a timely fashion. The Trustee shall forward, cause to be forwarded or make available electronically on its website in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 7.03, and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of each of REMIC I and REMIC II as a REMIC under the REMIC Provisions and to prevent the imposition of any federal, state or local income, prohibited transaction (except as provided in Section 2.04 herein), contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

        (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

               (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

               (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

               (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders holding Certificates which evidence, Percentage Interests aggregating not less than 25% of the affected classes as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

               (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Depositor or any Certificateholder; and

               (v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

        (d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

        Section 8.02. Certain Matters Affecting the Trustee.

        (a) Except as otherwise provided in Section 8.01:

               (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

               (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

               (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

               (v) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

               (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys provided that the Trustee shall remain liable for any acts of such agents or attorneys;

               (vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions; and

               (viii) Subject to compliance with all applicable federal, state and local laws, in order to comply with its duties under the U.S. Patriot Act, the Trustee shall obtain and verify certain information and documentation from the other parties hereto, including, but not limited to, such party's name, address, and other identifying information.


        (b) Following the issuance of the Certificates (and except as provided for in Section 2.04), the Trustee shall not accept any contribution of assets to the Trust Fund unless it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any of REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

        Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Depositor or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R) System. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Depositor or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Depositor or the Master Servicer.

        Section 8.04. Trustee May Own Certificates.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

        Section 8.05. Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.

        (a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

        (b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement, provided that:

               (i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

               (ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

               (iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

        No termination of this Agreement shall affect the obligations created by this Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein. Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of Certificateholders pursuant to the terms of this Agreement.

        Section 8.06. Eligibility Requirements for Trustee.

        The Trustee hereunder shall at all times be a national banking association or a New York banking corporation having its principal office in a state and city acceptable to the Depositor and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in
Section 8.07.

        Section 8.07. Resignation and Removal of the Trustee.

        (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor and the Master Servicer. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation then the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

        (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Depositor determines that the Trustee has failed (i) to distribute or cause to be distributed to Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Depositor) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Depositor, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Depositor shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

        (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed.

        (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.08.

        Section 8.08. Successor Trustee.

        (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Depositor, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

        (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

        (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

        Section 8.09. Merger or Consolidation of Trustee.

        Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

        Section 8.10. Appointment of Co-Trustee or Separate Trustee.

        (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

        (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

        (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

        (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

        Section 8.11. Appointment of Custodians.

        The Trustee may, with the consent of the Master Servicer and the Depositor, appoint one or more Custodians who are not Affiliates of the Depositor or the Master Servicer to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each
Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11. The Trustee will maintain an office or agency which is located at 2001 Bryan Street, 8th Floor, Dallas, Texas 75201, Attention: ITS Transfer
Services - RAMP Series 2004-SL2 where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices located at 2001 Bryan Street, 8th Floor, Dallas, Texas 75201, Attention:
ITS Transfer Services - RAMP Series 2004-SL2, for the purpose of keeping the Certificate Register. The Trustee will maintain an office at the address stated in Section 11.05(c) hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.

                                          ARTICLE IX

                                         TERMINATION

          Section 9.01. Termination Upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans.

        (a) Subject to Section 9.02, the respective obligations and responsibilities of the Depositor, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Depositor to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

               (i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

               (ii) the purchase by the Master Servicer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan (or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance) (net of any unreimbursed Advances attributable to principal) on the day of repurchase, plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage
        Loan), to, but not including, the first day of the month in which such repurchase price is distributed; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph
        P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof; provided further, that, if the amount due under any Certificate shall not have been reduced to zero prior to the Maturity Date, the Master Servicer shall be required to terminate this Agreement in accordance with this clause (ii); and provided further, that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any of REMIC I or REMIC II as a REMIC. The purchase price paid by the Master Servicer shall also include any amounts owed by Residential Funding pursuant to the Section 5 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a covenant set forth in Section 5(B) that remain unpaid on the date of such purchase.

        The right of the Master Servicer to purchase all the assets of the Trust Fund relating to the Mortgage Loans, pursuant to clause (ii) above is conditioned upon the date of such purchase occurring on or after the Optional Termination Date. If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans being purchased. In addition, the Master Servicer shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer the Mortgage Files pertaining to the Mortgage Loans being purchased.

        In addition to the foregoing, on any Distribution Date on or after the Optional Termination Date, the Master Servicer shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the sum of the outstanding Certificate Principal Balance of such Certificates plus the sum of one month's Accrued Certificate Interest thereon, or, with respect to the Interest Only Certificates, on their Notional Amount, any previously unpaid Accrued Certificate Interest, and any unpaid Prepayment Interest Shortfall previously allocated thereto. If the Master Servicer exercises this right to purchase the outstanding Certificates, the Master Servicer will promptly terminate the respective obligations and responsibilities created hereby in respect of these Certificates pursuant to this Article IX.

        (b) The Master Servicer shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund or otherwise). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise  be  a  Distribution  Date)  upon  which  the  Certificateholders  may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

               (i) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

               (ii) the amount of any such final payment, if known, and

               (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, and that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

        If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer, the Master Servicer shall deposit in the Certificate Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided. The Master Servicer shall provide to the Trustee written notification of any change to the anticipated Final Distribution Date as soon as practicable. If the Trust Fund is not terminated on the anticipated Final Distribution Date, for any reason, the Trustee shall promptly mail notice thereof to each affected Certificateholder.

        (c) Upon presentation and surrender of the Certificates by the Certificateholders, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's election to repurchase, or (ii) if the

Master Servicer elected to so repurchase, an amount equal to the outstanding Certificate Principal Balance thereof, plus Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest.

        (d) In the event that any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final
Distribution Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer all amounts distributable to the holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01 and the Certificateholders shall look only to the Master Servicer for such payment.

        Section 9.02. Additional Termination Requirements.

        (a) Each of REMIC I and REMIC II, as the case may be, shall be terminated in accordance with the following additional requirements, unless the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of any of REMIC I and REMIC II, as the case may be, to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust Fund of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any of REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding:

               (i) The Master Servicer shall establish a 90-day liquidation period for each of REMIC I and REMIC II, and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for each of REMIC I and REMIC II, under Section 860F of the Code and the regulations thereunder;

               (ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

               (iii) If the Master Servicer is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash;

provided, however, that in the event that a calendar quarter ends after the commencement of the 90- day liquidation period but prior to the Final Distribution Date, the Master Servicer shall not purchase any of the assets of the Trust Fund prior to the close of that calendar quarter.

        (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each of REMIC I and REMIC II at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

                                          ARTICLE X

                                       REMIC PROVISIONS

        Section 10.01.REMIC Administration.

        (a) The REMIC Administrator shall make an election to treat each of REMIC I and REMIC II as a REMIC under the Code and, if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. The REMIC I Regular Interests shall be designated as the "regular interests" and the Class R-I Certificates shall be designated as the sole class of "residual interests" in REMIC I. The Class A-I, Class A-II, Class A-III, Class A-IV, Class A-IO, Class A-PO, Class M and Class B Certificates shall be designated as the "regular interests" in REMIC II and the Class R-II Certificates shall be designated the sole class of "residual interests" in REMIC II. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the REMIC other than the Certificates.

        (b) The Closing Date is hereby designated as the "startup day" of each of REMIC I and REMIC II within the meaning of Section 860G(a)(9) of the Code.

        (c) The REMIC Administrator shall hold a Class R Certificate in each REMIC representing a 0.01% Percentage Interest of the Class R Certificates in each REMIC and shall be designated as the "tax matters person" with respect to each of REMIC I and REMIC II in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1. The REMIC Administrator, as tax matters person, shall (i) act on behalf of each of REMIC I and REMIC II in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

        (d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to the REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC

Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

        (e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee and the Trustee shall forward to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount, if any, and market discount or premium (using the Prepayment Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC created hereunder.

        (f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status thereof as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). In performing their duties as more specifically set forth herein, the Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any of REMIC I or REMIC II as a REMIC or (ii) result in the imposition of a tax upon any of REMIC I or REMIC II (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code (except as provided in Section 2.04) and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to the Trust Fund created hereunder, endanger such status or, unless the Master Servicer or the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the Trust Fund or its assets, or causing the Trust Fund to take any action, which is not expressly permitted under the terms of this

Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the Trust Fund and the Trustee shall not take any such action or cause the Trust Fund to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer or the REMIC Administrator, as applicable, will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of the REMIC as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

        (g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any REMIC as defined in Section 860G(c) of the Code, on any contributions to any REMIC after the startup day therefor pursuant to Section 860G(d) of the Code, or any other tax imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this
Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

        (h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

        (i) Following the startup day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in any REMIC will not cause any of REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject any such REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

        (j)  Neither  the Master  Servicer  nor the  Trustee  shall  (subject to
Section 10.01(f)) enter into any arrangement by which any of REMIC I or REMIC II will receive a fee or other compensation for services nor permit any of REMIC I or REMIC II to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

        (k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the principal balance of each regular interest in each REMIC would be reduced to zero is April 25, 2031.

        (l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for the Trust Fund.

        (m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund, (iii) the termination of any REMIC pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) or acquire any assets for any REMIC or sell or dispose of any investments in the Custodial Account or the Certificate Account for gain, or accept any contributions to any REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of any of REMIC I or REMIC II as a REMIC or
(b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause any REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

          Section  10.02.Master   Servicer,   REMIC  Administrator  and  Trustee
               Indemnification.

        (a) The Trustee agrees to indemnify the Trust Fund, the Depositor, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Depositor or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X. In the event that Residential Funding is no longer the Master Servicer, the Trustee shall indemnify Residential Funding for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by Residential Funding as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

        (b) The REMIC Administrator agrees to indemnify the Trust Fund, the Depositor, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Depositor, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this
Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

        (c) The Master Servicer agrees to indemnify the Trust Fund, the Depositor, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Depositor or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in
Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

        Section 10.03 Distributions on the REMIC I Regular Interests.

        (a) On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the REMIC I Regular Interests, REMIC I Accrued Interest on the REMIC I Regular Interests for such Distribution Date, plus any REMIC I Accrued Interest thereon remaining unpaid from any previous Distribution Date.

        (b) On each  Distribution  Date,  distributions  of  principal  shall be deemed to be made to the REMIC I Regular Interests, in each case from the related Loan Group, first, to each REMIC I Regular Interest ending with the designation "SUB," so that the Uncertificated Principal Balance of each such REMIC I Regular Interest is equal to 0.01% of the excess of (x) the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group over
(y) the Certificate Principal Amount of the related Senior Certificates (except that if any such excess is a larger number than in the preceding distribution period, the least amount of principal shall be distributed to such REMIC I
Regular Interests such that the REMIC I Subordinated Balance Ratio is maintained); and second, any remaining principal in each Loan Group to the related REMIC I Regular Interest ending with the designation "ZZZ" (provided that a portion of the remaining principal equal to the Class A-I-PO Principal Distribution Amount will be distributed to REMIC I Regular Interest A-I-PO and a portion of the remaining principal equal to the Class A-PO Principal Distribution Amount will be distributed to REMIC I Regular Interest A-PO). Realized Losses from each Loan Group shall be applied after all distributions have been made on each Distribution Date first, to the related REMIC I Regular Interest ending with the designation "SUB," so that the Uncertificated Principal Balance of each such REMIC I Regular Interest is equal to 0.01% of the excess of
(x) the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group over (y) the Certificate Principal Amount of the related Senior Certificates (except that if any such excess is a larger number than in the preceding distribution period, the least amount of Realized Losses shall be applied to such REMIC I Regular Interests such that the REMIC I Subordinated Balance Ratio is maintained); and second, any remaining Realized Losses from each Loan Group shall be allocated to the related REMIC I Regular Interests ending with the designation "ZZZ" (except that if a Realized Loss is recognized with respect to a Discount Mortgage Loan that is a Group I Loan, the applicable portion of such Realized Loss will be allocated to REMIC I Regular Interest A-I-PO and that if a Realized Loss is recognized with respect to a Discount Mortgage Loan that is a Group II Loan, Group III Loan or Group IV Loan, the applicable portion of such Realized Loss will be allocated to REMIC I Regular Interest A-PO).

        (c) Notwithstanding the deemed distributions on the REMIC I Regular Interests described in this Section 10.03, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

        Section   10.04.Distributions   on  the  Uncertificated   REMIC  Regular
Interests.

        (a) On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC Regular Interests, Uncertificated Accrued Interest on the

Uncertificated  REMIC Regular  Interests for such  Distribution  Date,  plus any
Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date.

        (b) In determining from time to time the Uncertificated REMIC Regular Interest Distribution Amounts, Realized Losses allocated to the Class A-I-IO Certificates and Class A-IO Certificates under Section 4.05 shall be deemed allocated to related Uncertificated REMIC Regular Interests on a pro rata basis based on the related Uncertificated Accrued Interest for the related Distribution Date.

        (c) On each Distribution Date, the Trustee shall be deemed to distribute from the Trust Fund, in the priority set forth in Section 4.02(a), to the Class A-I-IO Certificates and Class A-IO Certificates, the amounts distributable thereon from the related Uncertificated REMIC Regular Interest Distribution Amounts deemed to have been received by the Trustee from the Trust Fund under this Section 10.04. The amount deemed distributable hereunder with respect to the Class A-I- IO Certificates and Class A-IO Certificates shall equal 100% of the amounts payable with respect to the related Uncertificated REMIC Regular Interests.

        (d) Notwithstanding the deemed distributions on the REMIC I Regular Interests described in this Section 10.04, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

                                          ARTICLE XI

                                   MISCELLANEOUS PROVISIONS

        Section 11.01.Amendment.

        (a) This Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

               (i) to cure any ambiguity,

               (ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

               (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of REMIC I or REMIC II as REMICs at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

               (iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

               (v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates by virtue of their being the "residual interests" in the Trust Fund provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then- current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not, as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause the Trust Fund or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

               (vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

        (b) This Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Trustee and the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

               (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

               (ii) adversely affect in any material respect the interest of the Holders of Certificates of any Class in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating not less than 66%, or

               (iii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

        (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (at the expense of the party seeking such amendment) to the effect that such amendment is permitted under this Agreement and that such amendment or the exercise of any power granted to the Master Servicer, the Depositor or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause REMIC I or REMIC II to fail to qualify as REMICs at any time that any Certificate is outstanding. The Trustee may but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities and this agreement or otherwise; provided however, such consent shall not be unreasonably withheld.

        (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

        (e) The Depositor shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class R Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class R Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the REMIC. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the REMIC,
(ii) any such reserve fund shall be owned by the Depositor, and (iii) amounts transferred by the REMIC to any such reserve fund shall be treated as amounts distributed by the REMIC to the Depositor or any successor, all within the meaning of Treasury regulations Section 1.860G-2(h). In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Depositor and such related insurer but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Depositor obtains an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any of REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Depositor elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Depositor may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit L, with such changes as the Depositor shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

        Section 11.02.Recordation of Agreement; Counterparts.

        (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of the Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

        (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

        Section 11.03.Limitation on Rights of Certificateholders.

        (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

        (b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

        (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

        Section 11.04.Governing Law.

        This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

        Section 11.05. Notices.

        All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to (a) in the case of the Depositor, 8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437, Attention: President (RAMP), or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Depositor;
(b) in the case of the Master Servicer, 2255 North Ontario Street, Burbank, California 91504-3120, Attention: Bond Administration or such other address as may be hereafter furnished to the Depositor and the Trustee by the Master Servicer in writing; (c) in the case of the Trustee, 1761 East St. Andrew Place, Santa Ana, California 92705, Attention: Residential Asset Mortgage Products Inc. Series 2004-SL2 or such other address as may hereafter be furnished to the Depositor and the Master Servicer in writing by the Trustee;
(d) in the case of Standard & Poor's, 55 Water Street,  New York, New York 10041
Attention: Mortgage Surveillance or such other address as may be hereafter furnished to the Depositor, Trustee and Master Servicer by Standard & Poor's;
(e) in the case of  Moody's,  99  Church  Street,  New  York,  New  York  10007,
Attention: ABS Monitoring Department, or such other address as may be hereafter furnished to the Depositor, the Trustee and the Master Servicer in writing by Moody's; and (f) in the case of Fitch, One State Street Plaza, New York, New York 10004, Attention: ABS Monitoring Department, or such other address as may be hereafter furnished to the Depositor, the Trustee and the Master Servicer in writing by Fitch. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

        Section 11.06.Notices to Rating Agencies.

        The Depositor, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency and each Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

        (a) a material change or amendment to this Agreement,

        (b) the occurrence of an Event of Default,

        (c) the termination or appointment of a successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

        (d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under 152 any such instrument,

        (e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

        (f) the statements required to be delivered pursuant to Sections 3.18 and 3.19,

        (g) a change in the location of the Custodial Account or the Certificate Account,

        (h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

        (i) the occurrence of the Final Distribution Date, and

        (j) the repurchase of or substitution for any Mortgage Loan, provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

        Section 11.07.Severability of Provisions.

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

        Section 11.08.Supplemental Provisions for Resecuritization.

        (a) This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Depositor or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Depositor may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Depositor, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement. Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary to the purposes thereof. In connection with each Supplemental Article, the Depositor shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of any of REMIC I or REMIC II as a REMIC or result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transaction as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code.

               IN WITNESS WHEREOF, the Depositor, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.


[Seal]                                          RESIDENTIAL    ASSET    MORTGAGE
                                                PRODUCTS, INC.

Attest:                                         By:
        Name:  Joe Orning                               Name: Benita Bjorgo
        Title:  Vice President                          Title:  Vice President



[Seal]
                                                RESIDENTIAL FUNDING CORPORATION

Attest:                                         By:
        Name:  Benita Bjorgo                            Name: Joe Orning
        Title:   Associate                              Title: Associate



[Seal]                                          DEUTSCHE   BANK  TRUST   COMPANY
                                                AMERICAS
                                                                  as Trustee
Attest:
        Name:
        Title:                                  By:
                                                        Name:
                                                        Title:

STATE OF MINNESOTA              )
                                ) ss.:
COUNTY OF HENNEPIN              )

               On the 29th day of June, 2004 before me, a notary public in and for said State, personally appeared _________________, known to me to be a Vice President of Residential Asset Mortgage Products, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                    Notary Public

                                                    _________________

[Notarial Seal]

STATE OF MINNESOTA              )
                                ) ss.:
COUNTY OF HENNEPIN              )

               On the 29th day of June, 2004 before me, a notary public in and for said State, personally appeared ___________________, known to me to be an Associate of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                    Notary Public

                                                    __________________

[Notarial Seal]

STATE OF CALIFORNIA             )
                                ) ss.:
COUNTY OF ORANGE                )

               On the 29th day of June, 2004 before me, a notary public in and for said State, personally appeared ____________________, known to me to be a _________________ of Deutsche Bank Trust Company Americas, a California banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                    Notary Public

                                                    ___________________


[Notarial Seal]

                                    EXHIBIT A

                           FORM OF CLASS A CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.



Certificate No. [____]                                    [____]% Pass-Through Rate
Class [A-___] Senior                                      Percentage Interest: ____%
Date of Pooling and Servicing Agreement and               Aggregate Initial [Certificate Principal
Cut-off Date:                                             Balance] [Notional Amount] of the Class [A-
June 1, 2004                                              ___] Certificates: $________
First Distribution Date:                                  [Initial] [Certificate Principal Balance]
July 26, 2004                                             [Notional Amount] of this Certificate:
                                                          $[______________]
Master Servicer:
Residential Funding Corporation
Assumed Final Distribution Date:                          CUSIP
[                 ][                ]                     [______________]


                    MORTGAGE-BACKED PASS-THROUGH CERTIFICATE
                                 SERIES 2004-SL2

                  evidencing a percentage interest in the distributions allocable to the Class A-__ Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that ______________ is the registered owner of the Percentage Interest evidenced by this Certificate [(obtained by dividing the [Initial Certificate Principal Balance] [Initial Notional Amount] of this Certificate by the aggregate [Initial Certificate Principal Balance of all Class A-__ Certificates] [Initial Notional Amount of all [Class A-I-IO][Class A-IO] Certificates], both as specified above)] in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of June 1, 2004 (the "Pooling and Servicing Agreement" or the "Agreement") among the Company, the Master Servicer and Deutsche Bank Trust Company Americas, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the related Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of [interest][and][principal], if any) required to be distributed to Holders of Class A-__ Certificates on such Distribution Date. [The Notional Amount of the [Class A-I-IO][Class A-I-IO] Certificates as of any date of determination will be calculated as set forth in the Agreement. The [Class A-I-IO][Class A-IO] Certificates have no Certificate Principal Balance.]

         Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The [Initial Certificate Principal Balance] [Initial Notional Amount] of this Certificate is set forth above.] [The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain collections and recoveries respecting the related Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates. As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new certificates of authorized denominations evidencing the same class and aggregate percentage interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the related Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the aggregated Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than one percent of the Cut-off Date Principal Balance of the Mortgage Loans.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: June 29, 2004                         DEUTSCHE BANK TRUST COMPANY
                                             AMERICAS,
                                             as Trustee

                                             By:  _______________________
                                             Authorized Signatory


                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class [A-] Certificates referred to in the within-mentioned Agreement.

                                              DEUTSCHE BANK TRUST COMPANY
                                              AMERICAS,
                                              as Certificate Registrar

                                              By:________________________
                                              Authorized Signatory

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:______________________________

Dated: ________________________       _____________________________________
                                       Signature by or on behalf of assignor


                                       _____________________________________
                                       Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions  shall  be  made,  by  wire  transfer  or  otherwise,  in immediately available funds to _______________________for the account of __________________ account number ______________, or, if mailed by check, to
____________________________.   Applicable   statements   should  be  mailed  to
________________________.

         This information is provided by _____________________, the assignee named above, or ________________, as its agent.

                                                     EXHIBIT B

                                           FORM OF CLASS M CERTIFICATES

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND THE [CLASS M-[ ] CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) THAT EITHER (A) SUCH TRANSFEREE IS NOT A PERSON, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING ANY CERTIFICATE WITH "PLAN ASSETS" OF ANY PLAN (A "PLAN INVESTOR"), (B) IT HAS ACQUIRED AND IS HOLDING SUCH CERTIFICATE IN RELIANCE ON PROHIBITED TRANSACTION EXEMPTION ("PTE") 94-29, 59 FED. REG. 14674 (MARCH 29,
1994), AS AMENDED BY PTE 97-34, 62 FED. REG. 39021 (JULY 21, 1997), PTE 2000-58,
65 FED. REG.  67765  (NOVEMBER 13, 2000),  AND PTE 2002-41,  67 FED. REG.  54487
(AUGUST 22, 2002) (THE "RFC EXEMPTION"), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE RFC EXEMPTION INCLUDING THAT SUCH CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN "BBB- " (OR ITS EQUIVALENT) BY STANDARD & POOR'S, FITCH OR MOODY'S OR (C)(I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS TO BE USED BY IT TO PURCHASE THE CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A "COMPLYING INSURANCE COMPANY").

         IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE RFC EXEMPTION OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

         ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.02(E) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR, THE TRUSTEE, THE MASTER SERVICER, ANY SUBSERVICER, AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.




Certificate No. [____]                                    [Adjustable] [Variable] Pass-Through Rate
Class [M-___] Subordinate
Date of Pooling and Servicing Agreement and               Aggregate Certificate Principal Balance of the
Cut-off Date:                                             Class [M-__] Certificates: $_______________
June 1, 2004
First Distribution Date:                                  Initial Certificate Principal Balance of this
July 26, 2004                                             Certificate:
                                                          $[______________]
Master Servicer:
Residential Funding Corporation
Assumed Final Distribution Date:                          CUSIP
[_____________]                                           [______________]


                                     MORTGAGE-BACKED PASS-THROUGH CERTIFICATE,
                                                  SERIES 2004-SL2

                  evidencing a percentage interest in any distributions allocable to the Class [M-___] Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Depositor, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class [M-___] Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first lien mortgage loans (the "Mortgage Loans"), formed and sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of June 1, 2004, (the

"Pooling and Servicing Agreement" or the "Agreement") among the Depositor, the Master Servicer and Deutsche Bank Trust Company Americas, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business [on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution][on the Business Day prior to the Distribution Date] (the "Record Date"), from the related Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class [M-___] Certificates on such Distribution Date.

         Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The
Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

         As described above, any transferee of this Certificate will be deemed to have represented by virtue of its purchase or holding of this Certificate (or interest herein) that either (A) such transferee is not a Plan Investor, (B) it has acquired and is holding this Certificate in reliance on the RFC Exemption and that it understands that there are certain conditions to the availability of the RFC Exemption including that this Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (C) the transferee is a Complying Insurance Company. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Depositor, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain collections and recoveries respecting the related Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor , the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the related Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the aggregated Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than one percent of the Cut-off Date Principal Balance of the Mortgage Loans.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:________________                      DEUTSCHE BANK TRUST COMPANY
                                            AMERICAS,
                                            as Trustee

                                            By: _______________________
                                            Authorized Signatory


                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class [M-__ ] Certificates referred to in the within-mentioned Agreement.

                                            DEUTSCHE BANK TRUST COMPANY
                                            AMERICAS,
                                            as Certificate Registrar

                                            By: _____________________
                                            Authorized Signatory

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:______________________________

Dated: ________________________       _____________________________________
                                       Signature by or on behalf of assignor


                                       _____________________________________
                                       Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions  shall  be  made,  by  wire  transfer  or  otherwise,  in immediately available funds to _______________________for the account of __________________ account number ______________, or, if mailed by check, to
____________________________.   Applicable   statements   should  be  mailed  to
________________________.

         This information is provided by _____________________, the assignee named above, or ________________, as its agent.

                                                     EXHIBIT C

                                           FORM OF CLASS B CERTIFICATES

         THIS  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF  PAYMENT TO THE SENIOR
CERTIFICATES[,]   [AND]  THE  CLASS  M-[  ]  CERTIFICATES  [AND]  [CLASS  B-[__]
CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         [For Class B-1 Certificates: ANY TRANSFEREE OF THIS CERTIFICATE SHALL CERTIFY IN A REPRESENTATION LETTER THAT EITHER (A) SUCH TRANSFEREE IS NOT A PERSON, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING ANY CERTIFICATE WITH "PLAN ASSETS" OF ANY PLAN (A "PLAN INVESTOR"), (B) IT HAS ACQUIRED AND IS HOLDING SUCH CERTIFICATE IN RELIANCE ON PROHIBITED TRANSACTION EXEMPTION ("PTE") 94-29, 59 FED. REG. 14674 (MARCH 29, 1994), AS AMENDED BY PTE 97-34, 62 FED.
REG. 39021 (JULY 21, 1997), PTE 2000-58, 65 FED. REG. 67765 (NOVEMBER 13, 2000),
AND PTE 2002-41, 67 FED. REG. 54487 (AUGUST 22, 2002) (THE "RFC EXEMPTION"), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE RFC EXEMPTION INCLUDING THAT SUCH CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN "BBB- " (OR ITS EQUIVALENT) BY STANDARD & POOR'S, FITCH OR MOODY'S OR (C)(I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS TO BE USED BY IT TO PURCHASE THE CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A "COMPLYING INSURANCE COMPANY").]

         [For Class B-1 Certificates: IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE RFC EXEMPTION OR
(III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

         ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE

RESTRICTIONS IN SECTION 5.02(E) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR, THE TRUSTEE, THE MASTER SERVICER, ANY SUBSERVICER, AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.]

         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

         [For Class B-2 Certificates and Class B-3 Certificates: NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES
EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(E) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.]



Certificate No. [____]                                    [Adjustable] [Variable] Pass-Through Rate
Class [B-___] Subordinate
Date of Pooling and Servicing Agreement and               Aggregate Certificate Principal Balance of the
Cut-off Date:                                             Class [B-___] Certificates: $_______________
June 1, 2004
First Distribution Date:                                  Initial Certificate Principal Balance of this
July 26, 2004                                             Certificate:
                                                          $[______________]
Master Servicer:
Residential Funding Corporation
Assumed Final Distribution Date:                          CUSIP
[_____________]                                           [______________]


                                     MORTGAGE-BACKED PASS-THROUGH CERTIFICATE,
                                                  SERIES 2004-SL2

                  evidencing a percentage interest in any distributions allocable to the Class [M-___][B-___] Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Depositor, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class [B-___] Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first lien mortgage loans (the "Mortgage Loans"), formed and sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of June 1, 2004, (the

"Pooling and Servicing Agreement" or the "Agreement") among the Depositor, the Master Servicer and Deutsche Bank Trust Company Americas, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business [on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution][on the Business Day prior to the Distribution Date] (the "Record Date"), from the related Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class [B-___] Certificates on such Distribution Date.

         Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The
Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

         No transfer of this Class [B-___] Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described in Section 5.02(e) of the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

         [For Class B-1 Certificates: As described above, any transferee of this Certificate shall certify in a representation letter in the form described in the Agreement that either (A) such transferee is not a Plan Investor, (B) it has acquired and is holding this Certificate in reliance on the RFC Exemption and that it understands that there are certain conditions to the availability of the RFC Exemption including that this Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (C) the transferee is a Complying Insurance Company. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Depositor, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.]

         [For Class B-2 Certificates or Class B-3 Certificates: In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class [B-2] [B-3] Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain collections and recoveries respecting the related Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor , the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the related Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the aggregated Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than one percent of the Cut-off Date Principal Balance of the Mortgage Loans.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:________________                DEUTSCHE BANK TRUST COMPANY
                                      AMERICAS,
                                      as Trustee

                                      By:  ______________________________
                                      Authorized Signatory


                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class [B-__] Certificates referred to in the within-mentioned Agreement.

                                        DEUTSCHE BANK TRUST COMPANY
                                        AMERICAS,
                                        as Certificate Registrar

                                        By: _____________________________
                                        Authorized Signatory

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:______________________________

Dated: ________________________       _____________________________________
                                       Signature by or on behalf of assignor


                                       _____________________________________
                                       Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions  shall  be  made,  by  wire  transfer  or  otherwise,  in immediately available funds to _______________________for the account of __________________ account number ______________, or, if mailed by check, to
____________________________.   Applicable   statements   should  be  mailed  to
________________________.

         This information is provided by _____________________, the assignee named above, or ________________, as its agent.

                                                     EXHIBIT D

                                            FORM OF CLASS R CERTIFICATE

         THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON- UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"). THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

         NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(E) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE
DEPOSITOR OR THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE DEPOSITOR OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

         ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE MAC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY

SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN
SECTION  1381(A)(2)(C)  OF THE CODE,  (E) AN ELECTING  LARGE  PARTNERSHIP  UNDER
SECTION 775(A) OF THE CODE (ANY SUCH PERSON  DESCRIBED IN THE FOREGOING  CLAUSES
(A), (B), (C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.



Certificate No. [____]                                    [____]% Pass-Through Rate
Class [R-___] Subordinate
Date of Pooling and Servicing Agreement and               Aggregate Initial Certificate Principal Balance
Cut-off Date:                                             of the Class R-___ Certificates: [$50.00]
June 1, 2004
First Distribution Date:                                  Initial Certificate Principal Balance of this
July 26, 2004                                             Certificate:
                                                          $[______________]
Master Servicer:                                          Percentage Interest: _____%
Residential Funding Corporation
Assumed Final Distribution Date:                          CUSIP
[______________]                                          [______________]


                                     MORTGAGE-BACKED PASS-THROUGH CERTIFICATE,
                                                  SERIES 2004-SL2

                  evidencing a percentage interest in any distributions allocable to the Class R[-__] Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Depositor, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that is ____________________ the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class R[-__] Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of June 1, 2004, (the "Pooling and Servicing Agreement" or the "Agreement") among the Depositor, the Master Servicer and Deutsche Bank Trust Company Americas, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R-__ Certificates on such Distribution Date.

         Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Depositor will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Depositor, which purchaser may be the Depositor, or any affiliate of the Depositor, on such terms and conditions as the Depositor may choose.

         Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

         No transfer of this Class R-__ Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Depositor may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by Section 5.02(e) of the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non- exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other Person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor , the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the related Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the aggregated Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than one percent of the Cut-off Date Principal Balance of the Mortgage Loans.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:________________                     DEUTSCHE BANK TRUST COMPANY
                                           AMERICAS,
                                           as Trustee

                                           By:  ____________________________
                                           Authorized Signatory


                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class [R- ] Certificates referred to in the within-mentioned Agreement.

                                             DEUTSCHE BANK TRUST COMPANY
                                             AMERICAS,
                                             as Certificate Registrar

                                             By: _________________________
                                             Authorized Signatory

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:______________________________

Dated: ________________________       _____________________________________
                                       Signature by or on behalf of assignor


                                       _____________________________________
                                       Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions  shall  be  made,  by  wire  transfer  or  otherwise,  in immediately available funds to _______________________for the account of __________________ account number ______________, or, if mailed by check, to
____________________________.   Applicable   statements   should  be  mailed  to
________________________.

         This information is provided by _____________________, the assignee named above, or ________________, as its agent.

                                                     EXHIBIT E

                                                CUSTODIAL AGREEMENT

                  THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of June 1, 2004, by and among DEUTSCHE BANK TRUST COMPANY AMERICAS, as trustee (including its successors under the Pooling Agreement defined below, the "Trustee"), RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as Depositor (together with any successor in interest, the "Depositor"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with any successor in interest or successor under the Pooling Agreement referred to below, the "Master Servicer") and WELLS FARGO BANK, NATIONAL ASSOCIATION, as custodian (together with any successor in interest or any successor appointed hereunder, the "Custodian").

                                          W I T N E S S E T H   T H A T :

                  WHEREAS, the Depositor, the Master Servicer, and the Trustee have entered into a Pooling and Servicing Agreement, dated as of June 1, 2004, relating to the issuance of Residential Asset Mortgage Products, Inc., Mortgage-Backed Pass-Through Certificates, Series 2004-SL2 (as in effect on the date of this Agreement, the "Original Pooling Agreement," and as amended and supplemented from time to time, the "Pooling Agreement"); and

                  WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Depositor and the Master Servicer under the Pooling Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Depositor, the Master Servicer and the Custodian hereby agree as follows:


                                                     ARTICLE I

                                                    Definitions

                  Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling Agreement, unless otherwise required by the context herein.

                                                    ARTICLE II

                                           Custody of Mortgage Documents

                  Section 2.1. Custodian to Act as Agent; Acceptance of Mortgage Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the "Mortgage Files") and declares that it holds and will hold the Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

                  Section 2.2. Recordation of Assignments. If any Mortgage File includes one or more assignments to the Trustee of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Depositor for the purpose of recording it in the appropriate public office for real property records, and the Depositor, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

                  Section 2.3.  Review of Mortgage Files.

                  (a) On or prior to the Closing Date, the Custodian shall deliver to the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt of a Mortgage File for each Mortgage Loan listed on the Schedule attached hereto (the "Mortgage Loan Schedule").

                  (b) Within 45 days after the closing date, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each Mortgage File, and shall deliver to the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all documents required to be delivered pursuant to Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Within 45 days of receipt of the documents required to be delivered pursuant to Section 2.01(c) of the Pooling Agreement, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each such document, and shall deliver to the Trustee either (i) an Interim Certification in the form attached hereto as Exhibit Two to the effect that all such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification or (ii) a Final Certification as set forth in subsection
(c) below. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Mortgage File to be defective in any material respect, the Custodian shall promptly so notify the Depositor, the Master Servicer and the Trustee.

                  (c) Upon receipt of all documents required to be in the Mortgage Files the Custodian shall deliver to the Trustee a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

                  Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans then contained in the Mortgage Files.

                  Section 2.4. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Master Servicer or the Depositor as set forth in the Pooling Agreement or by a Seller in a Seller's Agreement or by Residential Funding or the Depositor in the Assignment Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Depositor, the Master Servicer and the Trustee.

                  Section 2.5. Custodian to Cooperate; Release of Mortgage Files. Upon the repurchase or substitution of any Mortgage Loan pursuant to
Article II of the Pooling Agreement or payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 of the Pooling Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. The Custodian agrees, upon receipt of such certification and request, promptly to release to the Master Servicer the related Mortgage File. The Master Servicer shall deliver to the Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Qualified Substitute Mortgage Loan.

                  Upon receipt of written notification from the Master Servicer, signed by a Servicing Officer, that the Master Servicer or a Subservicer, as the case may be, has made a deposit into the Certificate Account in payment for the purchase of the related Mortgage Loan in an amount equal to the Purchase Price for such Mortgage Loan, the Custodian shall release to the Master Servicer the related Mortgage File.

                  From time to time as is appropriate for the servicing or foreclosures of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy or any Mortgage Pool Insurance Policy, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part, of the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the Required Insurance Policies. With such certificate, the Master Servicer shall deliver to the Custodian a trust receipt signed by a Servicing Officer on behalf of the Master Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Mortgage File or such document to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the

Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver the Trust Receipt with respect thereto to the Master Servicer upon deposit of the related
Liquidation Proceeds in the Custodial Account as provided in the Pooling Agreement.

                  Section 2.6. Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.


                                                    ARTICLE III

                                             Concerning the Custodian

                  Section 3.1. Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Depositor or the Master Servicer or otherwise released from the possession of the Custodian.

                  Section 3.2. Indemnification. The Depositor hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Depositor, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fee or charge shall have been caused by reason of any negligent act, negligent failure to act or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

                  Section 3.3. Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

                  Section 3.4. Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

                  Section 3.5. Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Depositor, the Master Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

                  The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in
Section 3.7 and shall be unaffiliated  with the Master Servicer or the Depositor
..

                  Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Depositor and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Depositor and the Master Servicer.

                  Section 3.6. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  Section 3.7. Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.


                                                    ARTICLE IV

                                             Miscellaneous Provisions

                  Section 4.1. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

                  Section 4.2. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Depositor, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling Agreement and furnish the Custodian with written copies thereof.

                  SECTION 4.3. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  Section 4.4. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of holders of Certificates evidencing undivided interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

                  For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  Section 4.5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

     IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                 DEUTSCHE BANK TRUST COMPANY
                                         AMERICAS,
                                         as Trustee


1761 East St. Andrew Place
Santa Ana, California 92705              By:_________________________________
                                         Name:
                                         Title:


Address:                                 RESIDENTIAL ASSET MORTGAGE
                                         PRODUCTS, INC.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437
                                         By:_________________________________
                                         Name:
                                         Title:


Address:                                 RESIDENTIAL FUNDING
                                         CORPORATION, as Master Servicer
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437
                                         By:_________________________________
                                         Name:
                                         Title:

Address:                                 WELLS FARGO BANK,
                                         NATIONAL ASSOCIATION
Mortgage Document Custody
One Meridian Crossings - 3rd Floor
Richfield, Minnesota 55423
                                         By:_________________________________
                                         Name:
                                         Title:

STATE OF CALIFORNIA                 )
                                    )ss.:
COUNTY OF ORANGE                    )


                  On the ____ day of June, 2004, before me, a notary public in and for said State, personally appeared _____________, known to me to be a _______________ of Deutsche Bank Trust Company Americas, that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                               __________________________
                                                              Notary Public

[SEAL]

STATE OF MINNESOTA                  )
                                    ) ss.:
COUNTY OF HENNEPIN                  )


                  On the ___ day of June,  2004,  before me, a notary  public in and for said State, personally appeared ____________, known to me to be a ____________ of Residential Asset Mortgage Products, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                              _____________________________
                                                              Notary Public
[Notarial Seal]




STATE OF MINNESOTA                  )
                                    ) ss.:
COUNTY OF HENNEPIN                  )


                  On the ____ day of June, 2004, before me, a notary public in and for said State, personally appeared, ____________, known to me to be a _____________ of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written. .


                                                ________________________
                                                        Notary Public

[Notarial Seal]

STATE OF MINNESOTA                  )
                                    ) ss.:
COUNTY OF HENNEPIN                  )


                  On the ____ day of June, 2004, before me, a notary public in and for said State, personally appeared ___________, known to me to be an ______________ of Wells Fargo Bank, National Association, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                              ______________________________
                                              Notary Public

                                   EXHIBIT ONE

                                FORM OF CUSTODIAN
                              INITIAL CERTIFICATION

                                                              June 29, 2004


Deutsche Bank Trust Company Americas
1761 East St. Andrew Place
Santa Ana, California 92705


Attention: Residential Asset Mortgage Products, Inc., Series 2004-SL2

          Re: Custodial Agreement, dated as of June 1, 2004, by and among Deutsche Bank Trust Company Americas, Residential Asset Mortgage Products, Inc., Residential Funding Corporation and Wells Fargo Bank, National Association, relating to Mortgage-Backed Pass-Through Certificates, Series 2004-SL2

Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note or an original Lost Note Affidavit with a copy of the related Mortgage Note) to the extent required in Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                            WELLS FARGO BANK,
                                            NATIONAL ASSOCIATION


                                            By:_______________________________
                                            Name:_____________________________
                                            Title:____________________________

                                   EXHIBIT TWO

                     FORM OF CUSTODIAN INTERIM CERTIFICATION

                             _____________ __, 2004


Deutsche Bank Trust Company Americas
1761 East St. Andrew Place
Santa Ana, California 92705


Attention: Residential Asset Mortgage Products, Inc., Series 2004-SL2

          Re: Custodial Agreement, dated as of June 1, 2004, by and among Deutsche Bank Trust Company Americas, Residential Asset Mortgage Products, Inc., Residential Funding Corporation and Wells Fargo Bank, National Association, relating to Mortgage-Backed Pass-Through Certificates, Series 2004-SL2

Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                           WELLS FARGO BANK,
                                           NATIONAL ASSOCIATION


                                           By:________________________________
                                           Name:______________________________
                                           Title:_____________________________

                                  EXHIBIT THREE

                      FORM OF CUSTODIAN FINAL CERTIFICATION

                             _____________ __, 2004


Deutsche Bank Trust Company Americas
1761 East St. Andrew Place
Santa Ana, California 92705


Attention: Residential Asset Mortgage Products, Inc., Series 2004-SL2

          Re: Custodial Agreement, dated as of June 1, 2004, by and among Deutsche Bank Trust Company Americas, Residential Asset Mortgage Products, Inc., Residential Funding Corporation and Wells Fargo Bank, National Association, relating to Mortgage-Backed Pass-Through Certificates, Series 2004-SL2

Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents referred to in
Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                       WELLS FARGO BANK,
                                       NATIONAL ASSOCIATION


                                       By:________________________________
                                       Name:________________________________
                                       Title:________________________________

                                                    EXHIBIT F-1

                                               GROUP I LOAN SCHEDULE

                                                 (Filed Manually)
Fixed Rate Loan
Loan Number   S/S Code    Payment Type       Original Bal       Loan Feature
                          Orig Term          Principal Bal      # of Units
                          Orig Rate          Original PI        LTV
                          Net Curr           Current PI
City          State  Zip  Loan Purp          Note Date          MI Co Code
Servicer Loan #           Prop Type          First Pay Date     MI Coverage
Seller Loan   #           Occup Code         Maturity Date
Investor Loan #
1295439       372/447     F                  360,000.00         ZZ
                          180                109,445.46         1
                          7.6250             3362.87            80
                          7.3750             3362.87
THOUSAND OAKS CA 91360    1                  08/10/92           00
2983906                   05                 10/01/92           0.0000
2983906                   O                  09/01/07
0

1298828       070/070     F                  535,000.00         ZZ
                          180                169,238.82         1
                          7.2500             4883.82            43
                          7.0000             4883.82
SANTA MONICA  CA 90403    2                  08/24/92           00
007029575                 05                 10/01/92           0.0000
7029575                   O                  09/01/07
0

1300168       070/070     F                  328,000.00         ZZ
                          180                107,920.91         1
                          7.6250             3063.95            68
                          7.3750             3063.95
LOS ANGELES   CA 91325    2                  09/08/92           00
006998744                 05                 11/01/92           0.0000
6998744                   O                  10/01/07
0

1301675       429/S48     F                  256,500.00         ZZ
                          180                69,393.37          1
                          8.3750             2507.10            90
                          8.1250             2507.10
SMITHTOWN     NY 11787    1                  12/30/91           04
4220042842                01                 02/01/92           17.0000
91109818                  O                  01/01/07
0

1307983       052/670     F                  280,000.00         ZZ
                          180                92,154.33          1
                          7.8750             2655.66            39
                          7.6250             2655.66
MAMARONECK    NY 10543    2                  09/03/92           00
3118535573                05                 11/01/92           0.0000
215207                    O                  10/01/07
0

1309109       556/070     F                  241,500.00         ZZ
                          180                81,031.21          1
                          7.3750             2217.01            72
                          7.1250             2217.01
EDGEWATER     MD 21037    2                  10/20/92           00
006429638                 05                 12/01/92           0.0000
98058                     O                  11/01/07
0

1314320       334/M32     F                  400,000.00         ZZ
                          180                146,261.68         1
                          7.2500             3651.46            75
                          6.6250             3651.46
TARZANA       CA 91356    2                  02/25/93           00
009905142                 05                 05/01/93           0.0000
9990514                   O                  04/01/08
0

1319674       560/560     F                  400,000.00         ZZ
                          180                142,715.91         1
                          7.1250             3623.32            56
                          7.0000             3623.32
LIVINGSTON    NJ 07039    1                  02/25/93           00
220666325                 05                 04/01/93           0.0000
196583603                 O                  03/01/08
0

1319678       560/560     F                  600,000.00         ZZ
                          180                214,071.83         1
                          7.1250             5434.99            30
                          7.0000             5434.99
BRYN MAWR     PA 19010    1                  02/19/93           00
220658025                 05                 04/01/93           0.0000
197720907                 O                  03/01/08
0

1321884       560/560     F                  93,000.00          ZZ
                          180                33,264.10          1
                          7.1250             842.42             55
                          7.0000             842.42
HEMPSTEAD     NY 11783    2                  03/02/93           00
220674915                 05                 05/01/93           0.0000
197625700                 O                  04/01/08
0

1321923       526/M32     F                  426,000.00         ZZ
                          180                164,700.42         1
                          7.3750             3918.88            74
                          7.1250             3918.88
GREENLAND     NH 03840    2                  07/02/93           00
302737440                 05                 09/01/93           0.0000
8588279                   O                  08/01/08
0

1322373       372/M32     F                  375,000.00         ZZ
                          180                135,415.85         1
                          6.8750             3344.45            71
                          6.6250             3344.45
OVERLAND PARK KS 66209    4                  04/14/93           00
302707351                 05                 06/01/93           0.0000
5406574                   O                  05/01/08
0

1322836       070/070     F                  340,000.00         ZZ
                          180                124,324.80         1
                          7.2500             3103.73            77
                          7.0000             3103.73
ANNAPOLIS     MD 21401    2                  03/15/93           00
007640246                 03                 05/01/93           0.0000
7640246                   O                  04/01/08
0

1325060       429/S48     F                  500,000.00         ZZ
                          180                184,222.56         1
                          7.0000             4494.15            51
                          6.7500             4494.15
GLEN HEAD     NY 11545    1                  04/13/93           00
4020179562                05                 06/01/93           0.0000
93035567                  O                  05/01/08
0

1325141       560/560     F                  600,000.00         ZZ
                          180                100,031.37         1
                          7.1250             5434.99            55
                          7.0000             5434.99
NAPA          CA 94558    5                  03/05/93           00
220690416                 05                 05/01/93           0.0000
464362706                 O                  04/01/08
0

1325142       560/560     F                  390,000.00         ZZ
                          180                70,591.64          1
                          7.0000             3505.43            39
                          6.8750             3505.43
NAPA          CA 94559    2                  03/22/93           00
220702286                 05                 05/01/93           0.0000
464364603                 O                  04/01/08
0

1325395       032/M32     F                  350,000.00         ZZ
                          180                132,076.62         1
                          7.1250             3170.41            78
                          6.8750             3170.41
SHELTON       CT 06484    2                  05/03/93           00
302714399                 05                 07/01/93           0.0000
120314                    O                  06/01/08
0

1325480       554/076     F                  423,700.00         ZZ
                          180                156,999.07         1
                          7.1250             3838.01            65
                          6.8750             3838.01
CAMBRIDGE     MA 02139    2                  04/15/93           00
15040126                  01                 06/01/93           0.0000
8641066                   O                  05/01/08
0

1325629       462/076     F                  400,000.00         ZZ
                          180                62,029.58          1
                          7.1250             3623.33            63
                          6.8750             3623.33
MIAMI         FL 33156    2                  04/29/93           00
14896024                  05                 07/01/93           0.0000
4087029                   O                  06/01/08
0

1325870       664/M32     F                  560,000.00         ZZ
                          180                204,767.27         1
                          7.2500             5112.04            63
                          7.0000             5112.04
DOWNEY        CA 90240    5                  03/25/93           00
302702907                 05                 05/01/93           0.0000
0695361                   O                  04/01/08
0

1326050       353/S48     F                  650,000.00         ZZ
                          180                241,705.13         1
                          7.2500             5933.61            66
                          7.0000             5933.61
HONOLULU      HI 96821    2                  04/07/93           00
4562498495                05                 06/01/93           0.0000
58988                     O                  05/01/08
0

1327300       694/943     F                  439,000.00         ZZ
                          180                160,921.73         1
                          6.8750             3915.24            54
                          6.6250             3915.24
DARIEN        CT 06820    5                  04/19/93           00
541492264                 05                 06/01/93           0.0000
0100101232                O                  05/01/08
0

1327468       306/M32     F                  400,000.00         ZZ
                          180                149,090.77         1
                          7.0000             3595.32            77
                          6.7500             3595.32
ROCKWALL      TX 75087    2                  05/06/93           00
303506257                 05                 07/01/93           0.0000
1563246                   O                  06/01/08
0

1327776       070/070     F                  979,950.00         ZZ
                          180                361,163.68         1
                          7.0000             8808.07            58
                          6.7500             8808.07
KETCHUM       ID 83340    2                  04/14/93           00
007772336                 05                 06/01/93           0.0000
7772336                   O                  05/01/08
0

1329155       574/M32     F                  370,000.00         ZZ
                          180                122,539.96         1
                          7.2500             3377.59            60
                          7.0000             3377.59
BERKELEY      CA 94705    5                  05/18/93           00
302716592                 05                 07/01/93           0.0000
5745                      O                  06/01/08
0

1329251       052/670     F                  230,000.00         ZZ
                          180                86,092.42          1
                          7.3750             2115.83            69
                          7.1250             2115.83
HASTINGS-ON-HUNY 10706    2                  04/22/93           00
3119250433                05                 06/01/93           0.0000
236096                    O                  05/01/08
0

1330031       283/686     F                  344,000.00         ZZ
                          180                132,143.85         1
                          7.1250             3116.06            85
                          6.8750             3116.06
MEDFIELD      MA 02052    2                  06/02/93           10
6161189862                05                 08/01/93           17.0000
4192124                   O                  07/01/08
0

1330638       554/076     F                  498,000.00         ZZ
                          180                153,354.92         1
                          6.8750             4441.43            80
                          6.6250             4441.43
SUDBURY       MA 01776    4                  07/20/93           00
15104476                  05                 09/01/93           0.0000
8643689                   O                  08/01/08
0

1330825       550/550     F                  1,100,000.00       ZZ
                          180                417,310.81         1
                          7.2500             10041.49           32
                          7.0000             10041.49
LOS ANGELES   CA 90077    2                  05/11/93           00
12012735700000            05                 07/01/93           0.0000
120127357                 O                  06/01/08
0

1330884       487/X14     F                  507,500.00         ZZ
                          180                88,171.19          1
                          6.8750             4526.16            70
                          6.6250             4526.16
OLD BROOKVILLENY 11545    5                  06/30/93           00
8012841568                05                 09/01/93           0.0000
7000031491                O                  08/01/08
0

1330960       497/G06     F                  360,000.00         ZZ
                          180                132,677.68         1
                          7.0000             3235.79            79
                          6.7500             3235.79
NICASIO       CA 94946    2                  04/22/93           00
0690025523                05                 06/01/93           0.0000
9900192031                O                  05/01/08
0

1331045       560/560     F                  258,000.00         ZZ
                          180                95,086.20          1
                          7.0000             2318.98            43
                          6.8750             2318.98
ABINGTON      PA 19001    2                  04/05/93           00
220716401                 05                 06/01/93           0.0000
198848681                 O                  05/01/08
0

1331109       283/686     F                  284,200.00         ZZ
                          180                111,668.10         1
                          7.2500             2594.36            75
                          7.0000             2594.36
NISKAYUNA     NY 12309    2                  07/06/93           00
6161247579                05                 09/01/93           0.0000
4752799                   O                  08/01/08
0

1331369       447/447     F                  556,000.00         ZZ
                          180                52,898.65          1
                          7.1250             5036.43            70
                          6.7500             5036.43
CHARLOTTE     NC 28210    2                  03/31/93           00
1091407                   03                 05/01/93           0.0000
1091407                   O                  04/01/08
0

1331802       069/069     F                  550,000.00         ZZ
                          180                213,856.48         1
                          7.0000             4943.56            55
                          6.7500             4943.56
BEVERLY HILLS CA 90210    2                  06/29/93           00
0030297077                05                 09/01/93           0.0000
297077                    O                  08/01/08
0

1331803       069/069     F                  401,000.00         ZZ
                          180                48,088.03          1
                          7.0000             3604.30            41
                          6.7500             3604.30
BEVERLY HILLS CA 90210    2                  06/21/93           00
0030297069                05                 08/01/93           0.0000
297069                    O                  07/01/08
0

1332254       550/550     F                  626,960.00         ZZ
                          180                234,071.49         1
                          6.8750             5591.57            80
                          6.6250             5591.57
SAN FRANCISCO CA 94118    1                  05/12/93           00
12013092200000            05                 07/01/93           0.0000
120130922                 O                  06/01/08
0

1332664       372/447     F                  395,000.00         ZZ
                          180                148,264.56         1
                          7.0000             3550.37            38
                          6.7500             3550.37
RANCHO SANTA FCA 92067    2                  05/11/93           00
5666136                   03                 07/01/93           0.0000
5666136                   O                  06/01/08
0

1333322       144/144     F                  390,030.00         ZZ
                          180                144,372.54         1
                          7.0000             3505.70            48
                          6.7500             3505.70
C/RYE         NY 10580    2                  07/07/93           00
16050039700000            05                 09/01/93           0.0000
160500397                 O                  08/01/08
0

1334185       554/076     F                  350,000.00         ZZ
                          180                138,239.90         1
                          7.3750             3219.73            60
                          7.1250             3219.73
MARSTON MILLS MA 02648    5                  07/08/93           00
15391736                  05                 09/01/93           0.0000
8643463                   O                  08/01/08
0

1334329       171/M32     F                  435,000.00         T
                          180                72,288.98          1
                          7.1250             3940.37            58
                          6.8750             3940.37
PALO ALTO     CA 94301    2                  06/30/93           00
302729728                 05                 09/01/93           0.0000
39054540                  O                  08/01/08
0

1335732       559/M32     F                  575,000.00         ZZ
                          180                164,749.06         1
                          6.8750             5128.17            71
                          6.6250             5128.17
DANVILLE      CA 94526    2                  07/06/93           00
302731476                 05                 09/01/93           0.0000
7088693                   O                  08/01/08
0

1335740       069/069     F                  600,000.00         ZZ
                          180                232,071.71         1
                          6.8750             5351.13            70
                          6.6250             5351.13
LOS ANGELES   CA 91436    2                  07/07/93           00
0030299479                05                 09/01/93           0.0000
299479                    O                  08/01/08
0

1335787       372/447     F                  575,000.00         T
                          180                220,880.20         1
                          7.1250             5208.53            67
                          6.8750             5208.53
INCLINE VILLAGNV 89450    2                  06/28/93           00
5882642                   05                 08/01/93           0.0000
5882642                   O                  07/01/08
0

1336149       622/M32     F                  465,000.00         ZZ
                          180                176,307.11         1
                          7.2500             4244.81            59
                          7.0000             4244.81
PALOS VERDES ECA 90274    2                  07/09/93           00
302734488                 05                 09/01/93           0.0000
538967                    O                  08/01/08
0

1336209       562/562     F                  250,000.00         ZZ
                          180                96,426.52          1
                          7.3750             2299.81            53
                          7.1250             2299.81
PLEASANTVILLE NY 10570    2                  06/21/93           00
29412361800000            05                 08/01/93           0.0000
412361                    O                  07/01/08
0

1338372       470/M32     F                  525,000.00         ZZ
                          180                204,920.25         1
                          7.1250             4755.62            80
                          6.8750             4755.62
BAKERSFIELD   CA 93311    4                  07/23/93           00
302737325                 05                 09/01/93           0.0000
30003460                  O                  08/01/08
0

1338381       073/076     F                  350,000.00         ZZ
                          180                136,987.39         1
                          6.7500             3097.18            34
                          6.5000             3097.18
TWP OF BUCKINGPA 18925    5                  08/24/93           00
11426876                  05                 10/01/93           0.0000
2374692                   O                  09/01/08
0

1338438       069/069     F                  435,000.00         ZZ
                          180                168,251.94         1
                          6.8750             3879.57            53
                          6.6250             3879.57
LOS ANGELES   CA 90077    1                  07/27/93           00
0031900497                05                 09/01/93           0.0000
1900497                   O                  08/01/08
0

1338490       741/M32     F                  489,000.00         ZZ
                          180                185,861.02         1
                          6.8750             4361.17            44
                          6.6250             4361.17
HILLSBOROUGH  CA 94010    5                  06/21/93           00
302728498                 05                 08/01/93           0.0000
10249                     O                  07/01/08
0

1338789       686/686     F                  337,000.00         ZZ
                          180                124,265.14         1
                          7.2000             3066.86            79
                          6.9500             3066.86
YORBA LINDA   CA 92686    2                  06/24/93           00
0815105432                05                 08/01/93           0.0000
030815105432              O                  07/01/08
0

1338949       201/M32     F                  300,000.00         ZZ
                          180                109,026.66         1
                          7.2500             2738.59            66
                          6.8750             2738.59
ALPHARETTA    GA 30202    5                  06/21/93           00
305562985                 05                 08/01/93           0.0000
100064309                 O                  07/01/08
0

1339738       405/943     F                  645,000.00         ZZ
                          180                246,374.26         1
                          7.0000             5797.45            75
                          6.6250             5797.45
LOS ANGELES   CA 91403    2                  06/28/93           00
577311313                 05                 08/01/93           0.0000
3113131                   O                  07/01/08
0

1339830       334/M32     F                  400,000.00         ZZ
                          180                155,277.89         1
                          7.3750             3679.70            69
                          6.6250             3679.70
PHOENIX       AZ 85028    5                  06/08/93           00
001289131                 05                 08/01/93           0.0000
857240                    O                  07/01/08
0

1339839       247/M32     F                  560,000.00         ZZ
                          180                213,982.22         1
                          7.0000             5033.44            66
                          6.7500             5033.44
SCOTTSDALE    AZ 85255    1                  06/03/93           00
302734306                 05                 08/01/93           0.0000
1380076                   O                  07/01/08
0

1340236       736/M32     F                  437,500.00         ZZ
                          180                171,902.82         1
                          7.2500             3993.78            70
                          7.0000             3993.78
MALIBU AREA   CA 90265    2                  07/01/93           00
010045862                 05                 09/01/93           0.0000
276182                    O                  08/01/08
0

1340363       069/069     F                  498,000.00         ZZ
                          180                183,282.25         1
                          7.1250             4511.04            67
                          6.8750             4511.04
LOS ANGELES   CA 91436    2                  07/27/93           00
0031900174                05                 10/01/93           0.0000
1900174                   O                  09/01/08
0

1341050       550/550     F                  350,000.00         ZZ
                          180                135,375.53         1
                          6.8750             3121.49            80
                          6.6250             3121.49
SAN RAMON     CA 94583    2                  07/20/93           00
12013420500000            05                 09/01/93           0.0000
120134205                 O                  08/01/08
0

1341783       246/181     F                  515,000.00         ZZ
                          180                104,018.70         1
                          7.0000             4628.97            68
                          6.7500             4628.97
POTOMAC       MD 20854    2                  07/26/93           00
0000621496                05                 09/01/93           0.0000
83918                     O                  08/01/08
0

1341869       550/550     F                  726,375.00         ZZ
                          180                285,792.77         1
                          6.8750             6478.21            64
                          6.6250             6478.21
HILLSBOROUGH  CA 94010    1                  07/28/93           00
12013536800000            05                 10/01/93           0.0000
120135368                 O                  09/01/08
0

1342043       640/J95     F                  353,550.00         ZZ
                          180                35,583.49          1
                          7.1250             3202.57            55
                          6.8750             3202.57
CORDOVA       TN 38018    2                  06/25/93           00
0005207766                05                 08/01/93           0.0000
0684316                   O                  07/01/08
0

1342190       637/447     F                  252,000.00         ZZ
                          180                97,991.39          1
                          7.3750             2318.21            90
                          7.1250             2318.21
TAMPA         FL 33647    1                  07/23/93           11
2848474                   05                 09/01/93           17.0000
2648194                   O                  08/01/08
0

1342386       131/M32     F                  420,000.00         ZZ
                          180                164,360.89         1
                          7.2500             3834.02            80
                          7.0000             3834.02
OMAHA         NE 68118    1                  07/22/93           00
302737143                 05                 09/01/93           0.0000
5919265                   O                  08/01/08
0

1342517       069/069     F                  500,000.00         ZZ
                          180                194,849.35         1
                          6.2500             4287.12            20
                          6.0000             4287.12
LOS ANGELES   CA 91316    4                  09/01/93           00
0031903293                05                 11/01/93           0.0000
1903293                   O                  10/01/08
0

1342689       696/M32     F                  420,000.00         ZZ
                          180                155,620.83         1
                          6.8750             3745.79            75
                          6.6250             3745.79
FALLS CHURCH  VA 22044    5                  07/28/93           00
302737333                 05                 09/01/93           0.0000
2183228                   O                  08/01/08
0

1342821       597/076     F                  530,000.00         ZZ
                          180                196,328.70         1
                          7.1250             4800.91            80
                          6.8750             4800.91
ENGLEWOOD     NJ 07631    2                  08/31/93           00
11423706                  05                 10/01/93           0.0000
330461                    O                  09/01/08
0

1343314       450/994     F                  375,000.00         ZZ
                          180                142,938.37         1
                          7.0000             3370.61            79
                          6.7500             3370.61
BIRMINGHAM    MI 48009    1                  06/30/93           00
5927893338                05                 08/01/93           0.0000
3027430                   O                  07/01/08
0

1343567       028/M32     F                  408,000.00         ZZ
                          180                74,768.08          1
                          7.2500             3724.48            73
                          7.0000             3724.48
FREMONT       CA 94539    2                  07/20/93           00
001140714                 05                 09/01/93           0.0000
101087                    O                  08/01/08
0

1343570       028/M32     F                  630,000.00         ZZ
                          180                116,929.28         1
                          7.2500             5751.04            58
                          7.0000             5751.04
SAN JUAN CAPISCA 92675    2                  06/08/93           00
001140680                 05                 08/01/93           0.0000
088689                    O                  07/01/08
0

1343807       526/076     F                  499,000.00         ZZ
                          180                198,602.31         2
                          6.7500             4415.70            63
                          6.5000             4415.70
BROOKLYN      NY 11204    2                  09/08/93           00
11427046                  05                 11/01/93           0.0000
8876807                   O                  10/01/08
0

1344040       051/M32     F                  400,000.00         ZZ
                          180                159,030.85         1
                          7.1250             3623.32            69
                          6.8750             3623.32
CUPERTINO     CA 95014    2                  08/11/93           00
007001647                 03                 10/01/93           0.0000
15100429                  O                  09/01/08
0

1344271       560/560     F                  579,300.00         ZZ
                          180                217,371.02         1
                          7.0000             5206.91            61
                          6.8750             5206.91
TUCSON        AZ 85715    2                  07/26/93           00
220957518                 03                 09/01/93           0.0000
430108407                 O                  08/01/08
0

1344605       472/M32     F                  375,000.00         ZZ
                          180                149,090.02         1
                          7.1250             3396.87            60
                          6.8750             3396.87
NEWPORT BEACH CA 92661    2                  08/11/93           00
001141902                 05                 10/01/93           0.0000
006200649506              O                  09/01/08
0

1344782       472/M32     F                  745,000.00         ZZ
                          180                299,604.20         1
                          7.0000             6696.27            75
                          6.6250             6696.27
LAGUNA HILLS  CA 92653    2                  09/22/93           00
007016009                 03                 11/01/93           0.0000
006200655507              O                  10/01/08
0

1345090       531/181     F                  350,000.00         ZZ
                          180                128,100.96         1
                          7.2500             3195.02            59
                          7.0000             3195.02
NEWBERG       OR 97132    2                  05/21/93           00
0001091816                05                 07/01/93           0.0000
31045996                  O                  06/01/08
0

1345159       375/181     F                  450,000.00         ZZ
                          180                171,579.43         1
                          7.3750             4139.65            63
                          7.1250             4139.65
VILLANOVA     PA 19085    2                  07/02/93           00
0001091735                05                 09/01/93           0.0000
113395                    O                  08/01/08
0

1345331       334/M32     F                  350,000.00         ZZ
                          180                116,203.07         1
                          6.8750             3121.50            70
                          6.6250             3121.50
VISTA         CA 92084    5                  07/28/93           00
009948035                 05                 10/01/93           0.0000
994803                    O                  09/01/08
0

1345333       334/M32     F                  402,500.00         ZZ
                          180                115,723.91         1
                          6.8750             3589.72            70
                          6.6250             3589.72
TUCSON        AZ 85718    5                  07/15/93           00
001296938                 03                 09/01/93           0.0000
857995                    O                  08/01/08
0

1345722       622/M32     F                  420,000.00         ZZ
                          180                168,032.56         1
                          6.8750             3745.79            70
                          6.6250             3745.79
SHERMAN OAKS (CA 91403    2                  09/09/93           00
007014277                 05                 11/01/93           0.0000
539152                    O                  10/01/08
0

1346002       552/M32     F                  490,000.00         ZZ
                          180                192,985.55         1
                          6.5000             4268.43            56
                          6.1250             4268.43
HACIENDA HEIGHCA 91745    2                  09/20/93           00
007020787                 05                 11/01/93           0.0000
501000005                 O                  10/01/08
0

1346384       637/447     F                  250,000.00         ZZ
                          180                77,399.20          1
                          7.1250             2264.58            76
                          6.8750             2264.58
SEAL BEACH    CA 90740    2                  08/16/93           00
2848283                   05                 10/01/93           0.0000
2625416                   O                  09/01/08
0

1346392       077/377     F                  229,000.00         ZZ
                          180                89,874.83          1
                          6.8750             2042.35            79
                          6.6250             2042.35
CINCINNATI    OH 45230    1                  08/27/93           00
6391361                   05                 10/01/93           0.0000
327557                    O                  09/01/08
0

1346434       201/M32     F                  167,300.00         ZZ
                          180                65,765.45          1
                          6.8750             1492.08            62
                          6.6250             1492.08
HUNTINGTON STANY 11746    2                  08/20/93           00
305566523                 05                 10/01/93           0.0000
240066780                 O                  09/01/08
0

1346436       171/994     F                  371,000.00         ZZ
                          180                145,966.81         1
                          6.8750             3308.79            59
                          6.6250             3308.79
SAN MATEO     CA 94402    2                  08/18/93           00
5965303158                05                 10/01/93           0.0000
39054708                  O                  09/01/08
0

1348228       076/076     F                  1,000,000.00       ZZ
                          180                392,043.19         1
                          7.2500             9128.63            48
                          7.0000             9128.63
INDIAN CREEK  FL 33154    1                  07/27/93           00
18945641                  05                 09/01/93           0.0000
8945641                   O                  08/01/08
0

1348946       201/M32     F                  425,000.00         ZZ
                          180                167,215.20         1
                          6.8750             3790.39            64
                          6.6250             3790.39
TOWNSHIP OF HONJ 07733    1                  08/30/93           00
305565178                 05                 10/01/93           0.0000
180068282                 O                  09/01/08
0

1349114       052/670     F                  350,000.00         ZZ
                          180                21,565.97          1
                          7.1250             3170.41            44
                          6.8750             3170.41
WOODSBURGH    NY 11598    5                  08/24/93           00
3119910113                05                 10/01/93           0.0000
0000251926                O                  09/01/08
0

1349140       356/356     F                  335,000.00         ZZ
                          180                136,231.86         1
                          6.8750             2987.72            90
                          6.6250             2987.72
FREMONT       CA 94538    2                  09/29/93           11
1990902                   05                 12/01/93           22.0000
1990902                   O                  11/01/08
0

1349158       597/076     F                  612,500.00         ZZ
                          180                247,591.93         1
                          7.1250             5548.22            67
                          6.7500             5548.22
PRINCETON     NJ 08540    2                  09/27/93           00
11426156                  05                 11/01/93           0.0000
230626                    O                  10/01/08
0

1349708       406/406     F                  400,000.00         ZZ
                          180                162,347.74         1
                          6.8750             3567.42            71
                          6.6250             3567.42
GRANDVIEW     NY 10960    1                  10/05/93           00
1160464                   05                 12/01/93           0.0000
1160464                   O                  11/01/08
0

1349777       069/069     F                  400,000.00         ZZ
                          180                157,024.35         1
                          6.8750             3567.42            60
                          6.6250             3567.42
UPLAND        CA 91784    2                  08/20/93           00
0031901263                05                 10/01/93           0.0000
1901263                   O                  09/01/08
0

1349801       028/M32     F                  340,000.00         ZZ
                          180                108,207.93         1
                          6.8750             3032.30            66
                          6.6250             3032.30
SAN DIEGO     CA 92109    2                  08/31/93           00
001143510                 05                 11/01/93           0.0000
097825                    O                  10/01/08
0

1349980       367/367     F                  420,000.00         ZZ
                          180                125,913.55         1
                          6.8750             3745.79            57
                          6.6250             3745.79
WASHINGTON    DC 20016    5                  08/09/93           00
0099116441                05                 10/01/93           0.0000
75116441                  O                  09/01/08
0

1351037       632/076     F                  400,000.00         ZZ
                          180                160,992.24         1
                          6.6250             3511.98            30
                          6.3750             3511.98
CAPTIVA       FL 33924    2                  10/01/93           00
11429706                  05                 12/01/93           0.0000
5501405                   O                  11/01/08
0

1351043       367/367     F                  395,000.00         ZZ
                          180                156,227.95         1
                          7.0000             3550.37            56
                          6.7500             3550.37
CHEVY CHASE   MD 20815    2                  08/20/93           00
0099159080                05                 10/01/93           0.0000
75159080                  O                  09/01/08
0

1351552       225/181     F                  450,000.00         ZZ
                          180                179,837.46         1
                          7.2500             4107.88            74
                          7.0000             4107.88
ATLANTA       GA 30327    5                  09/01/93           00
0000495821                05                 10/01/93           0.0000
326617                    O                  09/01/08
0

1351590       561/076     F                  556,000.00         ZZ
                          180                205,686.11         1
                          7.3750             5114.78            80
                          7.1250             5114.78
POQUOSON      VA 23662    2                  09/09/93           00
11425046                  05                 11/01/93           0.0000
7399413                   O                  10/01/08
0

1351648       570/M32     F                  365,000.00         ZZ
                          180                146,606.52         1
                          7.3750             3357.73            58
                          7.0000             3357.73
FREMONT       CA 94539    2                  08/13/93           00
007016405                 05                 10/01/93           0.0000
5508809                   O                  09/01/08
0

1351887       429/S48     F                  382,600.00         ZZ
                          180                137,157.12         1
                          6.2500             3280.50            80
                          6.0000             3280.50
BROOMALL      PA 19008    1                  08/16/93           00
0020266060                05                 10/01/93           0.0000
93087811                  O                  09/01/08
0

1352007       447/447     F                  278,100.00         ZZ
                          180                109,418.24         1
                          6.8750             2480.25            90
                          6.6250             2480.25
CARY          NC 27513    1                  08/30/93           04
1290092                   03                 10/01/93           20.0000
1290092                   O                  09/01/08
0

1352018       447/447     F                  395,000.00         ZZ
                          180                157,856.41         1
                          7.2500             3605.81            66
                          7.0000             3605.81
ROCKVILLE     MD 20850    2                  08/10/93           00
1279803                   03                 10/01/93           0.0000
1279803                   O                  09/01/08
0

1352284       299/025     F                  450,000.00         ZZ
                          180                71,077.34          1
                          6.6250             3950.98            75
                          6.3750             3950.98
PHENIX CITY   AL 36867    2                  08/20/93           00
0102370053                03                 10/01/93           0.0000
237005                    O                  09/01/08
0

1352344       299/025     F                  345,000.00         ZZ
                          180                136,290.90         1
                          7.0000             3100.96            74
                          6.7500             3100.96
KANSAS CITY   MO 64113    2                  08/26/93           00
0102382199                03                 10/01/93           0.0000
238219                    O                  09/01/08
0

1353598       267/943     F                  215,000.00         ZZ
                          180                84,360.23          1
                          6.8750             1917.49            73
                          6.6250             1917.49
MIAMI         FL 33143    5                  09/03/93           00
541711764                 05                 11/01/93           0.0000
7117646                   O                  10/01/08
0

1354169       051/M32     F                  335,500.00         ZZ
                          180                38,498.61          1
                          6.8750             2992.17            59
                          6.6250             2992.17
HUNTINGTON BEACA 92649    2                  10/01/93           00
001147263                 03                 12/01/93           0.0000
10102290                  O                  11/01/08
0

1354540       686/686     F                  340,000.00         ZZ
                          180                129,924.56         1
                          6.5000             2961.77            80
                          6.2500             2961.77
BOCA RATON    FL 33431    5                  09/29/93           00
0815571336                05                 12/01/93           0.0000
030815571336              O                  11/01/08
0

1355015       450/M32     F                  650,000.00         ZZ
                          180                255,744.14         1
                          6.8750             5797.05            57
                          6.6250             5797.05
DANVILLE      CA 94526    2                  08/02/93           00
001148527                 03                 10/01/93           0.0000
3461308                   O                  09/01/08
0

1355016       450/M32     F                  340,000.00         ZZ
                          180                130,296.13         1
                          6.5000             2961.77            52
                          6.2500             2961.77
SAN MATEO     CA 94402    2                  08/23/93           00
007021892                 05                 10/01/93           0.0000
3462546                   O                  09/01/08
0

1355256       267/943     F                  471,000.00         ZZ
                          180                189,413.45         1
                          7.0000             4233.49            44
                          6.7500             4233.49
SANTA MONICA  CA 90402    2                  09/24/93           00
541712818                 05                 11/01/93           0.0000
7128184                   O                  10/01/08
0

1355453       072/070     F                  350,000.00         ZZ
                          180                141,481.42         1
                          7.1250             3170.41            77
                          6.8750             3170.41
T/O GUILDERLANNY 12203    1                  09/22/93           00
009604488                 03                 11/01/93           0.0000
2666731                   O                  10/01/08
0

1355859       588/G06     F                  539,000.00         ZZ
                          180                229,618.59         1
                          7.2500             4920.34            75
                          7.0000             4920.34
BOROUGH OF MADNJ 07940    2                  12/07/93           00
0690024591                05                 02/01/94           0.0000
931008017                 O                  01/01/09
0

1355933       201/M32     F                  350,000.00         ZZ
                          180                140,025.48         1
                          6.8750             3121.50            52
                          6.6250             3121.50
WASHINGTON    DC 20016    2                  09/22/93           00
305568404                 05                 11/01/93           0.0000
320069130                 O                  10/01/08
0

1355972       334/M32     F                  490,000.00         ZZ
                          180                199,264.59         1
                          6.8750             4370.09            49
                          6.5000             4370.09
HILLSBOROUGH  CA 94010    2                  09/29/93           00
009938515                 05                 12/01/93           0.0000
993851                    O                  11/01/08
0

1356034       074/074     F                  424,000.00         ZZ
                          180                168,220.06         1
                          7.1250             3840.73            79
                          6.8750             3840.73
NORTHBROOK    IL 60062    2                  08/04/93           00
0005434686                05                 10/01/93           0.0000
5434686                   O                  09/01/08
0

1356053       074/074     F                  369,500.00         ZZ
                          180                132,500.28         1
                          6.6250             3244.19            79
                          6.3750             3244.19
CASTRO VALLEY CA 94546    2                  09/09/93           00
0005855516                05                 11/01/93           0.0000
5855516                   O                  10/01/08
0

1356396       076/076     F                  575,000.00         ZZ
                          180                230,043.48         1
                          6.8750             5128.17            46
                          6.6250             5128.17
GREENWICH     CT 06831    2                  09/20/93           00
13318602                  05                 11/01/93           0.0000
3318602                   O                  10/01/08
0

1356646       077/377     F                  259,850.00         ZZ
                          180                96,858.43          1
                          6.8750             2317.48            74
                          6.6250             2317.48
CINCINNATI    OH 45255    5                  10/06/93           00
6391452                   05                 12/01/93           0.0000
327995                    O                  11/01/08
0

1357393       692/M32     F                  584,000.00         ZZ
                          180                237,493.19         1
                          6.8750             5208.43            80
                          6.6250             5208.43
SAN FRANCISCO CA 94127    2                  10/12/93           00
001149020                 05                 12/01/93           0.0000
DRE040110                 O                  11/01/08
0

1357457       163/X14     F                  650,000.00         ZZ
                          180                66,469.68          1
                          7.2500             5933.61            75
                          7.0000             5933.61
AMHERST       NY 14221    2                  08/24/93           00
8016779939                05                 10/01/93           0.0000
370841751                 O                  09/01/08
0

1358087       556/076     F                  430,000.00         ZZ
                          180                155,844.06         1
                          7.0000             3864.97            58
                          6.6250             3864.97
ALEXANDRIA    VA 22314    2                  10/15/93           00
11430406                  05                 12/01/93           0.0000
832227                    O                  11/01/08
0

1358332       635/447     F                  227,000.00         ZZ
                          180                90,742.46          1
                          6.8750             2024.51            80
                          6.6250             2024.51
MADISON       CT 06443    2                  09/28/93           00
4076131                   05                 12/01/93           0.0000
3261013                   O                  11/01/08
0

1358739       267/943     F                  226,300.00         ZZ
                          180                91,081.64          1
                          6.6250             1986.90            48
                          6.3750             1986.90
PLANTATION    FL 33325    5                  10/21/93           00
541712155                 03                 12/01/93           0.0000
7121556                   O                  11/01/08
0

1361300       299/025     F                  370,900.00         ZZ
                          180                140,103.79         1
                          6.3750             3205.51            79
                          6.1250             3205.51
ALEXANDRIA    VA 22308    2                  01/28/94           00
0102391471                05                 03/01/94           0.0000
239147                    O                  02/01/09
0

1362026       077/377     F                  237,000.00         ZZ
                          180                95,611.82          1
                          6.6250             2080.85            50
                          6.3750             2080.85
CINCINNATI    OH 45255    2                  11/08/93           00
6391965                   05                 01/01/94           0.0000
332264                    O                  12/01/08
0

1362338       169/076     F                  482,000.00         ZZ
                          180                192,976.29         1
                          6.7500             4265.27            78
                          6.5000             4265.27
NAPERVILLE    IL 60540    2                  10/27/93           00
14030794                  03                 12/01/93           0.0000
6725597                   O                  11/01/08
0

1364196       100/X14     F                  650,000.00         ZZ
                          180                264,010.45         1
                          7.0000             5842.38            68
                          6.7500             5842.38
SLIDELL       LA 70460    1                  11/01/93           00
8001069296                05                 12/01/93           0.0000
7650516                   O                  11/01/08
0

1364811       147/943     F                  628,000.00         ZZ
                          180                178,871.76         1
                          6.8750             5600.85            74
                          6.6250             5600.85
HONOLULU      HI 96822    5                  01/07/94           00
577028476                 05                 03/01/94           0.0000
870698                    O                  02/01/09
0

1365861       076/076     F                  600,000.00         ZZ
                          180                229,259.73         1
                          7.0000             5392.97            55
                          6.7500             5392.97
COHASSET      MA 02025    5                  06/09/93           00
13063182                  05                 08/01/93           0.0000
3063182                   O                  07/01/08
0

1365913       076/076     F                  334,000.00         ZZ
                          180                135,623.42         1
                          6.8750             2978.79            64
                          6.6250             2978.79
EDMONDS       WA 98020    5                  10/19/93           00
13614602                  05                 12/01/93           0.0000
3614602                   O                  11/01/08
0

1365917       076/076     F                  440,000.00         ZZ
                          180                125,610.36         1
                          6.7500             3893.60            80
                          6.5000             3893.60
HOT SPRINGS   AR 71901    2                  11/09/93           00
13624142                  05                 01/01/94           0.0000
3624142                   O                  12/01/08
0

1365936       076/076     F                  237,000.00         ZZ
                          180                78,764.60          1
                          6.5000             2064.52            64
                          6.2500             2064.52
ISSAQUAH      WA 98027    2                  11/05/93           00
13663372                  03                 01/01/94           0.0000
3663372                   O                  12/01/08
0

1365939       076/076     F                  394,500.00         ZZ
                          180                22,505.46          1
                          6.5000             3436.52            74
                          6.2500             3436.52
EVERETT       WA 98201    2                  11/19/93           00
13684032                  05                 01/01/94           0.0000
3684032                   O                  12/01/08
0

1365949       076/076     F                  350,000.00         ZZ
                          180                135,934.67         1
                          7.1250             3170.41            65
                          6.8750             3170.41
HARWICHPORT   MA 02646    1                  07/30/93           00
16792231                  05                 09/01/93           0.0000
6792231                   O                  08/01/08
0

1370630       406/406     F                  350,000.00         ZZ
                          156                104,735.18         1
                          6.8750             3399.60            68
                          6.6250             3399.60
AMHERST       NY 14226    5                  03/10/94           00
1222777                   05                 05/01/94           0.0000
1222777                   O                  04/01/07
0

1371311       560/560     F                  528,000.00         ZZ
                          180                199,693.84         1
                          6.0000             4455.56            80
                          5.8750             4455.56
HENDERSONVILLETN 37075    1                  08/31/93           00
221003239                 05                 10/01/93           0.0000
74710806                  O                  09/01/08
0

1371555       686/686     F                  371,000.00         ZZ
                          180                158,280.86         1
                          6.9000             3313.95            70
                          6.6500             3313.95
OLD WESTBURY  NY 11568    1                  01/12/94           00
0815267794                05                 03/01/94           0.0000
30815267794               O                  02/01/09
0

1372471       487/X14     F                  200,000.00         ZZ
                          180                84,814.80          1
                          6.7500             1769.82            34
                          6.5000             1769.82
WOODBURY      NY 11797    2                  01/06/94           00
8012838499                05                 03/01/94           0.0000
7000017277                O                  02/01/09
0

1372666       622/M32     F                  350,000.00         ZZ
                          180                149,172.95         1
                          6.8750             3121.49            56
                          6.6250             3121.49
LOS ALTOS     CA 94024    2                  01/19/94           00
001166065                 05                 03/01/94           0.0000
915530                    O                  02/01/09
0

1372768       313/076     F                  430,000.00         ZZ
                          180                186,037.59         1
                          6.8750             3834.98            70
                          6.6250             3834.98
DALTON        GA 30720    2                  02/18/94           00
11447896                  05                 04/01/94           0.0000
5368238                   O                  03/01/09
0

1373445       686/686     F                  246,000.00         ZZ
                          180                106,210.87         1
                          7.2000             2238.72            60
                          6.9500             2238.72
WELLESLEY     MA 02181    1                  01/07/94           00
0815731419                05                 03/01/94           0.0000
30815731419               O                  02/01/09
0

1375473       028/M32     F                  344,300.00         ZZ
                          180                54,270.42          1
                          7.0000             3094.67            75
                          6.7500             3094.67
STAFFORD      TX 77477    2                  02/11/94           00
001165885                 05                 04/01/94           0.0000
131302                    O                  03/01/09
0

1375918       575/M32     F                  282,000.00         ZZ
                          180                121,996.17         1
                          7.2500             2574.27            65
                          7.1250             2574.27
ROCKVILLE     MD 20852    2                  01/25/94           00
009697467                 03                 03/01/94           0.0000
421013274                 O                  02/01/09
0

1375945       575/M32     F                  363,700.00         ZZ
                          180                156,512.77         1
                          6.7500             3218.42            80
                          6.6250             3218.42
PIKESVILLE    MD 21208    2                  02/18/94           00
009697756                 03                 04/01/94           0.0000
8750168                   O                  03/01/09
0

1375954       267/943     F                  424,000.00         ZZ
                          180                170,861.13         1
                          7.2500             3870.54            59
                          7.0000             3870.54
DIAMOND BAR   CA 91765    2                  02/07/94           00
541720528                 03                 04/01/94           0.0000
7205287                   O                  03/01/09
0

1376122       688/M32     F                  397,000.00         ZZ
                          180                24,880.04          1
                          6.8750             3540.66            70
                          6.7500             3540.66
CORPUS CHRISTITX 78411    2                  02/14/94           00
009698176                 05                 04/01/94           0.0000
2000003158                O                  03/01/09
0

1376182       561/076     F                  240,000.00         ZZ
                          180                98,738.26          1
                          6.8750             2140.46            63
                          6.6250             2140.46
COCKEYSVILLE  MD 21030    5                  02/22/94           00
11447926                  05                 04/01/94           0.0000
6138465                   O                  03/01/09
0

1376910       450/994     F                  225,000.00         ZZ
                          180                93,420.07          1
                          7.0000             2022.36            63
                          6.7500             2022.36
DEERFIELD     IL 60015    5                  12/01/93           00
5927934785                05                 02/01/94           0.0000
3470556                   O                  01/01/09
0

1377130       375/M32     F                  240,000.00         ZZ
                          180                99,716.01          1
                          7.0000             2157.19            75
                          6.8750             2157.19
WAYNE         PA 19087    1                  02/18/94           00
009698622                 05                 04/01/94           0.0000
452043                    O                  03/01/09
0

1377405       686/686     F                  305,800.00         ZZ
                          180                130,464.77         1
                          6.9000             2731.55            58
                          6.6500             2731.55
SOUTHLAKE     TX 76092    5                  01/26/94           00
0815406988                05                 03/01/94           0.0000
30815406988               O                  02/01/09
0

1377725       377/377     F                  368,000.00         ZZ
                          180                142,532.24         1
                          6.1250             3130.30            80
                          5.8750             3130.30
NEW ALBANY    OH 43054    1                  09/09/93           00
4137535                   05                 11/01/93           0.0000
4137535                   O                  10/01/08
0

1377809       581/581     F                  390,000.00         ZZ
                          180                90,166.17          1
                          7.0000             3505.43            32
                          6.7500             3505.43
SANTA MONICA  CA 90402    2                  07/28/93           00
0004611687                05                 09/01/93           0.0000
7100016372                O                  08/01/08
0

1377842       429/S48     F                  330,000.00         ZZ
                          180                66,993.43          2
                          7.2500             3012.45            90
                          7.0000             3012.45
BROOKLINE     MA 02146    2                  08/24/93           11
4320241252                05                 10/01/93           20.0000
93071977                  O                  09/01/08
0

1377892       721/721     F                  140,000.00         ZZ
                          180                60,204.66          1
                          7.5000             1297.82            52
                          6.8750             1297.82
EDINA         MN 55439    5                  02/23/94           00
0009894854                05                 04/01/94           0.0000
9894854                   O                  03/01/09
0

1378375       560/560     F                  230,400.00         ZZ
                          180                97,440.55          1
                          6.3750             1991.23            76
                          6.2500             1991.23
HUNTINGTON    NY 11743    6                  02/07/94           00
221345093                 05                 04/01/94           0.0000
221345093                 O                  03/01/09
0

1378377       560/560     F                  340,000.00         ZZ
                          180                134,668.86         1
                          6.1250             2892.12            80
                          6.0000             2892.12
PASSAIC       NJ 07055    1                  02/14/94           00
221346349                 05                 04/01/94           0.0000
221346349                 O                  03/01/09
0

1378403       560/560     F                  333,900.00         T
                          180                145,102.10         1
                          7.2500             3048.05            69
                          7.1250             3048.05
AVALON        CA 90704    2                  02/15/94           00
221373426                 01                 04/01/94           0.0000
221373426                 O                  03/01/09
0

1378465       531/181     F                  400,000.00         ZZ
                          180                136,369.43         1
                          6.8750             3567.42            79
                          6.6250             3567.42
EL DORADO HILLCA 95630    4                  02/03/94           00
0001091930                03                 04/01/94           0.0000
32115935                  O                  03/01/09
0

1378468       686/686     F                  79,000.00          ZZ
                          180                34,213.42          1
                          6.7000             696.90             58
                          6.4500             696.90
ROYAL PALM BEAFL 33411    5                  03/02/94           00
0815893086                05                 05/01/94           0.0000
30815893086               O                  04/01/09
0

1379517       083/M32     F                  345,500.00         ZZ
                          180                141,847.33         1
                          6.8750             3081.36            77
                          6.7500             3081.36
DARIEN        IL 60561    2                  03/18/94           00
009701822                 05                 05/01/94           0.0000
982067                    O                  04/01/09
0

1405349       180/721     F                  39,200.00          ZZ
                          180                22,472.05          1
                          9.6250             412.30             80
                          9.3750             412.30
DELTONA       FL 32725    1                  05/05/95           00
5003622180                05                 07/01/95           0.0000
0097802                   N                  06/01/10
0

1416273       623/994     F                  31,200.00          ZZ
                          180                12,252.84          1
                          9.7500             330.52             65
                          9.5000             330.52
HAMILTON      OH 45013    5                  03/29/95           00
5965249336                05                 05/01/95           0.0000
0849503                   N                  04/01/10
0

1416281       623/994     F                  51,500.00          ZZ
                          180                28,154.16          1
                          9.3750             533.90             69
                          9.1250             533.90
CHICAGO       IL 60628    2                  03/31/95           00
5965295479                05                 05/01/95           0.0000
0848737                   O                  04/01/10
0

1417142       B38/721     F                  495,000.00         ZZ
                          180                284,908.66         1
                          8.7500             4947.27            74
                          8.5000             4947.27
MASPETH       NY 11378    2                  08/08/95           00
5003637139                05                 10/01/95           0.0000
123456                    O                  09/01/10
0

1419386       028/721     F                  48,000.00          ZZ
                          180                26,847.03          1
                          9.5000             501.23             60
                          9.2500             501.23
MANHEIM       PA 17545    5                  04/17/95           00
5003616919                05                 06/01/95           0.0000
351828                    N                  05/01/10
0

1419706       201/721     F                  25,400.00          ZZ
                          180                14,620.78          1
                          9.7500             269.08             80
                          9.5000             269.08
HOUSTON       TX 77038    1                  05/04/95           00
5003616281                09                 07/01/95           0.0000
7800805108                N                  06/01/10
0

1420614       028/721     F                  19,800.00          ZZ
                          180                10,964.72          1
                          9.5000             206.76             90
                          9.2500             206.76
HOUSTON       TX 77021    1                  05/15/95           04
5003618576                05                 07/01/95           25.0000
168987                    N                  06/01/10
0

1421683       028/721     F                  88,000.00          ZZ
                          180                49,833.06          1
                          9.5000             918.92             80
                          9.2500             918.92
SOUTHFIELD    MI 48075    1                  05/24/95           00
5003619251                05                 07/01/95           0.0000
357037                    O                  06/01/10
0

1423786       028/721     F                  23,400.00          ZZ
                          180                11,913.78          1
                          9.7500             247.89             90
                          9.5000             247.89
GROVES        TX 77619    1                  06/12/95           04
5003620697                05                 08/01/95           25.0000
174095                    N                  07/01/10
0

1424213       526/721     F                  27,300.00          ZZ
                          180                15,518.41          1
                          8.8750             274.87             70
                          8.6250             274.87
ELYRIA        OH 44035    5                  07/27/95           00
5003632965                05                 09/01/95           0.0000
00048833                  N                  08/01/10
0

1431532       623/994     F                  86,500.00          ZZ
                          180                32,245.32          1
                          9.1250             883.79             66
                          8.8750             883.79
ORLANDO       FL 32804    5                  06/02/95           00
5965356826                05                 07/01/95           0.0000
0854090                   O                  06/01/10
0

1432352       664/721     F                  31,000.00          ZZ
                          180                17,199.73          1
                          8.5000             305.27             50
                          8.2500             305.27
BELLWOOD      IL 60104    5                  07/07/95           00
5003624491                07                 09/01/95           0.0000
2042273                   N                  08/01/10
0

1434590       070/070     F                  23,900.00          ZZ
                          180                13,248.42          1
                          8.8750             240.64             35
                          8.6250             240.64
ST. CHARLES   MO 63303    1                  05/26/95           00
004333819                 05                 07/01/95           0.0000
4333819                   O                  06/01/10
0

1434884       028/721     F                  55,000.00          ZZ
                          180                30,426.27          1
                          8.5000             541.61             80
                          8.2500             541.61
FT LAUDERDALE FL 33326    2                  07/07/95           00
5003627213                01                 09/01/95           0.0000
358437                    O                  08/01/10
0

1435890       623/985     F                  139,000.00         ZZ
                          180                26,242.36          1
                          9.0000             1409.83            60
                          8.7500             1409.83
STERLING HEIGHMI 48314    2                  06/27/95           00
0201929643                05                 08/01/95           0.0000
0857863                   O                  07/01/10
0

1442796       B75/721     F                  27,000.00          ZZ
                          180                16,592.47          1
                          10.0000            290.14             90
                          9.7500             290.14
NORMAN        OK 73069    1                  11/17/95           04
5003650504                05                 01/01/96           30.0000
2310589                   N                  12/01/10
0

1447692       939/721     F                  33,600.00          ZZ
                          180                20,170.19          2
                          9.5000             350.86             80
                          9.2500             350.86
BINGHAMTON    NY 13901    1                  11/06/95           00
5003646395                05                 12/01/95           0.0000
9502797                   N                  11/01/10
0

1450036       E22/721     F                  14,550.00          ZZ
                          180                8,433.57           1
                          9.6250             153.03             90
                          9.3750             153.03
HAMMOND       IN 46320    1                  11/14/95           01
5003673316                05                 01/01/96           25.0000
0410018519                N                  12/01/10
0

1454285       201/721     F                  99,000.00          ZZ
                          180                58,485.79          1
                          8.6250             982.16             60
                          8.3750             982.16
SAG HARBOR    NY 11963    5                  11/22/95           00
5003650892                05                 01/01/96           0.0000
2400845174                O                  12/01/10
0

1462351       201/721     F                  43,200.00          ZZ
                          180                24,559.55          1
                          9.2500             444.62             90
                          9.0000             444.62
LONG BRANCH   NJ 07740    1                  10/23/95           04
5003651759                05                 12/01/95           25.0000
2800847606                N                  11/01/10
0

1464623       001/721     F                  42,750.00          ZZ
                          180                25,722.70          1
                          9.2500             439.97             90
                          9.0000             439.97
MAPLE HEIGHTS OH 44137    1                  01/22/96           04
5003657061                05                 03/01/96           25.0000
833827                    N                  02/01/11
0

1466307       939/721     F                  93,000.00          ZZ
                          180                57,351.26          1
                          9.5000             971.13             75
                          9.2500             971.13
BELLMORE      NY 11710    1                  01/24/96           00
5003658648                05                 03/01/96           0.0000
9503414                   N                  02/01/11
0

1468222       076/076     F                  49,500.00          ZZ
                          180                29,565.30          1
                          9.0000             502.07             90
                          8.7500             502.07
LITHONIA      GA 30058    1                  11/27/95           01
15131242                  05                 01/01/96           25.0000
5131242                   N                  12/01/10
0

1472354       526/721     F                  24,000.00          ZZ
                          180                14,144.89          3
                          8.8750             241.65             80
                          8.6250             241.65
PHILADELPHIA  PA 19144    1                  01/05/96           10
5003656428                05                 03/01/96           12.0000
00086508                  N                  02/01/11
0

1604881       J71/H62     F                  30,000.00          ZZ
                          180                28,971.72          1
                          14.8900            376.70             56
                          14.3900            376.70
ELKHART       IN 46516    5                  06/20/97           00
0007238488                05                 08/01/97           0.0000
9700297                   O                  07/01/12
0

1608877       J71/H62     F                  33,800.00          ZZ
                          180                32,810.69          1
                          13.2500            380.52             65
                          12.7500            380.52
DETROIT       MI 48228    5                  06/23/97           00
0007246481                05                 08/01/97           0.0000
970244                    O                  07/01/12
0

1740476       943/943     F                  470,000.00         ZZ
                          180                286,089.71         1
                          6.8750             4191.72            45
                          6.6250             4191.72
ATLANTA       GA 30327    1                  05/01/98           00
8090057247                05                 06/01/98           0.0000
8090057247                O                  05/01/13
0

1758468       661/661     F                  85,000.00          ZZ
                          180                59,429.27          1
                          7.2500             775.80             50
                          7.0000             775.80
MIDDLEBURG    FL 32068    4                  03/20/98           00
7073113180                05                 05/01/98           0.0000
3113180                   O                  04/01/13
0

1758487       661/661     F                  65,500.00          ZZ
                          180                47,016.99          1
                          7.2500             597.93             100
                          7.0000             597.93
APOPKA        FL 32712    1                  04/17/98           92
7073282001                01                 06/01/98           30.0000
3282001                   O                  05/01/13
0

1785130       562/562     F                  85,000.00          ZZ
                          180                25,763.42          1
                          7.5000             787.97             42
                          7.2500             787.97
NEW HYDE PARK NY 11040    2                  07/21/98           00
29570051300000            05                 09/01/98           0.0000
570051                    O                  08/01/13
0

1791689       E22/G01     F                  344,500.00         ZZ
                          180                251,836.68         1
                          6.8750             3072.44            58
                          6.6250             3072.44
ANAHEIM       CA 92807    2                  08/06/98           00
0410888259                05                 10/01/98           0.0000
410888259                 O                  09/01/13
0

1795496       439/G01     F                  350,000.00         ZZ
                          180                253,526.91         1
                          6.7500             3097.19            42
                          6.5000             3097.19
SAN FRANCISCO CA 94127    2                  07/23/98           00
0431022847                05                 09/01/98           0.0000
1969675                   O                  08/01/13
0

1799495       354/S48     F                  552,000.00         ZZ
                          180                397,709.26         1
                          6.5000             4808.52            64
                          6.2500             4808.52
TARZANA       CA 91356    2                  07/08/98           00
0026587840                05                 09/01/98           0.0000
26587840                  O                  08/01/13
0

1801879       637/G01     F                  67,000.00          ZZ
                          180                48,905.25          1
                          6.8750             597.55             73
                          6.6250             597.55
GLENDALE      AZ 85303    2                  08/24/98           00
0431015999                05                 10/01/98           0.0000
0011202413                O                  09/01/13
0

1805057       E26/G01     F                  365,000.00         ZZ
                          180                266,822.67         1
                          6.8750             3255.27            80
                          6.6250             3255.27
ORANGE        CA 92867    2                  08/06/98           00
0431024835                03                 10/01/98           0.0000
34800765                  O                  09/01/13
0

1805805       637/G01     F                  598,800.00         ZZ
                          180                437,182.01         1
                          6.8750             5340.43            69
                          6.6250             5340.43
MONTEREY      CA 93940    2                  08/07/98           00
0431033463                05                 10/01/98           0.0000
0010933315                O                  09/01/13
0

1806178       943/943     F                  352,600.00         ZZ
                          180                256,408.78         1
                          6.6250             3095.81            72
                          6.3750             3095.81
DALTON        GA 30720    2                  08/05/98           00
8080094370                03                 10/01/98           0.0000
8080094370                O                  09/01/13
0

1806244       943/943     F                  430,000.00         ZZ
                          180                214,296.58         1
                          6.6250             3775.38            71
                          6.3750             3775.38
MALIBU        CA 90265    2                  08/06/98           00
8090063328                05                 10/01/98           0.0000
8090063328                O                  09/01/13
0

1806262       943/943     F                  253,000.00         ZZ
                          180                158,541.87         1
                          6.6250             2221.33            49
                          6.3750             2221.33
NEW YORK      NY 10128    2                  04/06/98           00
8111133197                14                 06/01/98           0.0000
8111133197                O                  05/01/13
0

1806270       943/943     F                  430,000.00         ZZ
                          180                307,741.88         1
                          6.5000             3745.77            57
                          6.2500             3745.77
HASTINGS ON HUNY 10706    1                  06/30/98           00
8111141061                05                 08/01/98           0.0000
8111141061                O                  07/01/13
0

1806331       943/943     F                  450,000.00         ZZ
                          180                306,394.04         1
                          7.2500             4107.89            32
                          7.0000             4107.89
NEW YORK      NY 10028    1                  08/06/98           00
8111146920                12                 10/01/98           0.0000
8111146920                O                  09/01/13
0

1806375       943/943     F                  1,000,000.00       ZZ
                          180                723,312.49         1
                          6.3750             8642.51            43
                          6.1250             8642.51
TEWKSBURY TOWNNJ 08858    1                  08/17/98           00
8111149512                05                 10/01/98           0.0000
8111149512                O                  09/01/13
0

1806400       943/943     F                  500,000.00         T
                          180                367,408.35         1
                          7.1250             4529.16            63
                          6.8750             4529.16
CHARLESTON    SC 29401    1                  08/06/98           00
8111150840                05                 10/01/98           0.0000
8111150840                O                  09/01/13
0

1806441       943/943     F                  400,000.00         ZZ
                          180                290,135.99         1
                          7.1250             3623.33            67
                          6.8750             3623.33
MIAMI         FL 33156    5                  06/26/98           00
8542400496                05                 08/01/98           0.0000
8542400496                O                  07/01/13
0

1806457       943/943     F                  658,000.00         ZZ
                          180                477,898.67         1
                          6.8750             5868.41            61
                          6.6250             5868.41
STAMFORD      CT 06903    2                  07/10/98           00
8565200315                05                 09/01/98           0.0000
8565200315                O                  08/01/13
0

1808209       601/G01     F                  376,000.00         ZZ
                          180                257,708.65         1
                          6.8750             3353.38            80
                          6.6250             3353.38
ROCHESTER     MN 55902    1                  08/07/98           00
0431033943                05                 09/01/98           0.0000
12697546                  O                  08/01/13
0

1808301       E33/G01     F                  650,000.00         ZZ
                          180                469,529.90         1
                          6.7500             5751.92            61
                          6.5000             5751.92
KENILWORTH    IL 60043    2                  09/17/98           00
0431031251                05                 11/01/98           0.0000
358321722                 O                  10/01/13
0

1811655       E22/G01     F                  387,000.00         ZZ
                          180                91,039.82          1
                          6.8750             3451.48            50
                          6.6250             3451.48
RENO          NV 89511    2                  09/18/98           00
0410894216                05                 11/01/98           0.0000
410894216                 O                  10/01/13
0

1811727       638/G01     F                  399,200.00         ZZ
                          180                257,768.92         1
                          7.2500             3644.15            58
                          7.0000             3644.15
CATAUMET      MA 02534    2                  09/09/98           00
0431043793                05                 11/01/98           0.0000
8783863                   O                  10/01/13
0

1811769       076/076     F                  385,000.00         ZZ
                          180                42,669.67          1
                          7.1250             3487.45            46
                          6.8750             3487.45
WAYLAND       MA 01778    2                  07/29/98           00
11399213                  05                 10/01/98           0.0000
1399213                   O                  09/01/13
0

1824043       K68/G01     F                  440,000.00         ZZ
                          180                326,955.60         1
                          6.7500             3893.61            80
                          6.5000             3893.61
MAGEE         MS 39111    2                  11/19/98           00
0431127661                05                 01/01/99           0.0000
0036359                   O                  12/01/13
0

1828208       637/G01     F                  375,000.00         ZZ
                          180                278,698.84         1
                          6.7500             3318.41            75
                          6.5000             3318.41
PORT JEFFERSONNY 11777    2                  11/10/98           00
0431134352                05                 01/01/99           0.0000
0013261813                O                  12/01/13
0

1828449       N37/G01     F                  339,000.00         ZZ
                          180                247,122.04         1
                          6.5000             2953.05            63
                          6.2500             2953.05
ENNIS         TX 75119    2                  12/01/98           00
0431136316                05                 01/01/99           0.0000
980182                    O                  12/01/13
0

1831528       J95/J95     F                  400,000.00         ZZ
                          180                61,621.29          1
                          6.3750             3457.01            67
                          6.1250             3457.01
MILTON        MA 02186    1                  09/30/98           00
0016161242                05                 11/01/98           0.0000
16161242                  O                  10/01/13
0

1845293       B76/G01     F                  386,000.00         ZZ
                          180                257,123.73         1
                          6.8750             3442.56            75
                          6.6250             3442.56
TRAVERSE CITY MI 49684    2                  10/02/98           00
0431123819                05                 12/01/98           0.0000
00023434                  O                  11/01/13
0

1846674       F62/G01     F                  494,000.00         ZZ
                          180                305,000.00         1
                          6.8750             4405.76            50
                          6.6250             4405.76
MIAMI BEACH   FL 33139    2                  11/13/98           00
0431149368                05                 01/01/99           0.0000
1846674                   O                  12/01/13
0

1847042       560/560     F                  348,650.00         ZZ
                          120                26,731.61          1
                          7.3750             4115.83            54
                          7.1250             4115.83
BUFFALO       NY 14209    2                  11/10/98           00
160772208                 05                 01/01/99           0.0000
160772208                 O                  12/01/08
0

1847118       560/560     F                  400,000.00         ZZ
                          180                132,655.26         1
                          7.3750             3679.70            65
                          7.1250             3679.70
MILLBROOK     NY 12545    2                  05/22/98           00
495023509                 05                 07/01/98           0.0000
495023509                 O                  06/01/13
0

1847156       560/560     F                  429,000.00         ZZ
                          180                309,537.35         1
                          6.8750             3826.06            68
                          6.6250             3826.06
SCARSDALE     NY 10583    2                  06/25/98           00
496769506                 05                 08/01/98           0.0000
496769506                 O                  07/01/13
0

1847167       560/560     F                  485,000.00         ZZ
                          180                126,905.55         1
                          7.0000             4359.32            61
                          6.7500             4359.32
CORAL SPRINGS FL 33055    2                  07/22/98           00
497160507                 05                 09/01/98           0.0000
497160507                 O                  08/01/13
0

1847190       560/560     F                  259,000.00         ZZ
                          180                192,491.90         1
                          7.3750             2382.61            65
                          7.1250             2382.61
WILMINGTON    DE 19810    2                  09/03/98           00
498340108                 05                 11/01/98           0.0000
498340108                 O                  10/01/13
0

1847231       560/560     F                  405,000.00         ZZ
                          180                297,577.19         1
                          6.5000             3527.99            65
                          6.2500             3527.99
LEWISTON      ID 83501    2                  10/01/98           00
499902104                 05                 12/01/98           0.0000
499902104                 O                  11/01/13
0

1847232       560/560     F                  400,000.00         T
                          180                293,903.68         1
                          6.5000             3484.43            67
                          6.2500             3484.43
LEWISTON      ID 83501    2                  10/01/98           00
499912400                 05                 12/01/98           0.0000
499912400                 O                  11/01/13
0

1847432       944/G01     F                  600,000.00         ZZ
                          180                388,656.99         1
                          6.6250             5267.96            20
                          6.3750             5267.96
WOODSIDE      CA 94062    2                  11/12/98           00
0431136647                05                 01/01/99           0.0000
16636                     O                  12/01/13
0

1848469       514/G01     F                  340,000.00         ZZ
                          180                245,596.57         1
                          6.6250             2985.18            80
                          6.3750             2985.18
MAGNOLIA      TX 77355    2                  10/28/98           00
0431130939                05                 12/01/98           0.0000
374634                    O                  11/01/13
0

1849780       976/076     F                  492,000.00         ZZ
                          180                362,430.56         1
                          6.6250             4319.73            69
                          6.3750             4319.73
LOS ANGELES,ENCA 91316    2                  10/22/98           00
14820350                  05                 12/01/98           0.0000
5468354                   O                  11/01/13
0

1849783       976/076     F                  349,950.00         ZZ
                          180                258,447.23         1
                          6.7500             3096.75            57
                          6.5000             3096.75
VIENNA        VA 22182    1                  10/29/98           00
14852155                  03                 12/01/98           0.0000
5504589                   O                  11/01/13
0

1851937       B28/G01     F                  337,100.00         ZZ
                          180                179,691.78         1
                          7.0000             3029.96            73
                          6.7500             3029.96
ARVADA        CO 80005    5                  11/23/98           00
0431132885                05                 01/01/99           0.0000
1982730                   O                  12/01/13
0

1852383       J95/J95     F                  368,000.00         ZZ
                          180                272,729.28         1
                          7.0000             3307.69            71
                          6.7500             3307.69
BROWNSBURG    IN 46112    2                  10/30/98           00
0009535402                05                 12/01/98           0.0000
0009535402                O                  11/01/13
0

1852978       815/G01     F                  303,600.00         ZZ
                          180                169,669.98         1
                          7.3750             2792.89            80
                          7.1250             2792.89
GREENWICH     CT 06831    1                  10/20/98           00
0431143155                01                 12/01/98           0.0000
100899                    O                  11/01/13
0

1852991       543/M32     F                  289,800.00         T
                          180                175,351.46         1
                          6.2500             2484.81            70
                          6.0000             2484.81
MOULTONBORO   NH 03254    2                  04/28/98           00
306998349                 05                 06/01/98           0.0000
7210327381                O                  05/01/13
0

1853626       543/M32     F                  360,000.00         T
                          180                253,108.06         1
                          6.6250             3160.78            43
                          6.3750             3160.78
BLUE HILL     ME 04614    5                  03/03/98           00
307006047                 05                 05/01/98           0.0000
7210409791                O                  04/01/13
0

1853687       439/686     F                  470,000.00         ZZ
                          180                123,370.34         1
                          6.7500             4159.08            53
                          6.5000             4159.08
SAN DIEGO     CA 92103    2                  11/17/98           00
7020026717                05                 01/01/99           0.0000
2002671                   O                  12/01/13
0

1855150       E22/G01     F                  98,000.00          ZZ
                          180                73,856.80          1
                          7.2500             894.61             70
                          7.0000             894.61
ROYAL PALM BEAFL 33411    2                  12/07/98           00
0411130982                05                 02/01/99           0.0000
411130982                 O                  01/01/14
0

1856382       J95/J95     F                  487,000.00         ZZ
                          180                179,884.70         1
                          6.7500             4309.51            60
                          6.5000             4309.51
PALOS VERDES ECA 90274    2                  11/02/98           00
0013510805                05                 01/01/99           0.0000
0013510805                O                  12/01/13
0

1856435       069/G01     F                  415,000.00         ZZ
                          180                309,196.31         1
                          6.8750             3701.20            68
                          6.6250             3701.20
FULLERTON     CA 92835    1                  11/04/98           00
0431157221                05                 01/01/99           0.0000
2362303303                O                  12/01/13
0

1856881       638/G01     F                  455,000.00         ZZ
                          180                338,998.15         1
                          6.8750             4057.94            70
                          6.6250             4057.94
SAN FRANCISCO CA 94127    2                  11/23/98           00
0431143569                05                 01/01/99           0.0000
8824717                   O                  12/01/13
0

1856883       638/G01     F                  89,200.00          ZZ
                          180                64,961.47          1
                          6.7500             789.34             80
                          6.5000             789.34
PUYALLUP      WA 98374    2                  11/23/98           00
0431146174                05                 01/01/99           0.0000
8825425                   O                  12/01/13
0

1856951       J95/J95     F                  340,000.00         ZZ
                          180                250,201.45         1
                          7.0000             3056.02            70
                          6.7500             3056.02
ENGLEWOOD     NJ 07632    1                  11/18/98           00
0009546144                05                 01/01/99           0.0000
9546144                   O                  12/01/13
0

1858313       665/G01     F                  362,000.00         ZZ
                          180                259,877.83         1
                          6.8750             3228.51            78
                          6.6250             3228.51
DISCOVERY BAY CA 94514    2                  12/07/98           00
0431149426                03                 02/01/99           0.0000
9801226278                O                  01/01/14
0

1859278       E45/E45     F                  337,500.00         ZZ
                          180                245,090.55         1
                          6.2500             2893.80            75
                          6.0000             2893.80
CORNELIA      GA 30531    5                  09/15/98           00
00000000004094            05                 11/01/98           0.0000
40942                     O                  10/01/13
0

1859602       593/447     F                  420,000.00         ZZ
                          180                299,636.66         1
                          7.0000             3775.08            69
                          6.7500             3775.08
BOUNTIFUL     UT 84010    5                  04/01/98           00
2893308                   05                 06/01/98           0.0000
0006198790                O                  05/01/13
0

1859960       K68/G01     F                  380,000.00         ZZ
                          180                270,691.49         1
                          6.8750             3389.05            80
                          6.6250             3389.05
JACKSON       MS 39208    2                  12/22/98           00
0431152768                05                 02/01/99           0.0000
37763                     O                  01/01/14
0

1860077       811/G01     F                  565,000.00         ZZ
                          120                287,554.80         1
                          6.8750             6523.79            51
                          6.6250             6523.79
HILLSBOROUGH  CA 94010    5                  12/15/98           00
0431163211                05                 02/01/99           0.0000
FM02208358                O                  01/01/09
0

1860246       549/S48     F                  416,000.00         T
                          180                308,403.13         1
                          7.2500             3797.51            52
                          7.0000             3797.51
SCOTTSDALE    AZ 85262    2                  09/16/98           00
4564332197                03                 11/01/98           0.0000
64332195                  O                  10/01/13
0

1860265       549/S48     F                  365,000.00         ZZ
                          180                267,147.62         1
                          6.0000             3080.08            52
                          5.7500             3080.08
REDMOND       WA 98053    2                  11/13/98           00
4965981527                05                 01/01/99           0.0000
65981529                  O                  12/01/13
0

1860272       549/S48     F                  387,000.00         ZZ
                          180                206,736.17         1
                          6.2500             3318.23            71
                          6.0000             3318.23
HAYWARD       CA 94542    2                  11/27/98           00
4666127552                05                 02/01/99           0.0000
66127556                  O                  01/01/14
0

1860280       549/S48     F                  460,000.00         ZZ
                          180                340,153.48         1
                          6.5000             4007.10            66
                          6.2500             4007.10
LONG BEACH    CA 90807    2                  11/18/98           00
0066167035                05                 01/01/99           0.0000
66167035                  O                  12/01/13
0

1860282       549/S48     F                  470,000.00         ZZ
                          180                345,780.25         1
                          6.2500             4029.89            43
                          6.0000             4029.89
ENCINO        CA 91316    2                  11/13/98           00
0066168457                05                 01/01/99           0.0000
66168457                  O                  12/01/13
0

1860294       549/S48     F                  370,000.00         ZZ
                          120                197,375.82         1
                          6.7500             4248.50            44
                          6.5000             4248.50
MANHATTAN BEACCA 90266    2                  11/20/98           00
4166279101                05                 01/01/99           0.0000
66279101                  O                  12/01/08
0

1860298       549/S48     F                  430,000.00         ZZ
                          180                316,352.24         1
                          6.2500             3686.92            35
                          6.0000             3686.92
CARMEL        CA 93923    2                  11/10/98           00
4566320612                05                 01/01/99           0.0000
66320615                  O                  12/01/13
0

1860300       549/S48     F                  535,000.00         ZZ
                          180                388,107.36         1
                          6.8750             4771.43            61
                          6.6250             4771.43
CREVE COEUR   MO 63141    2                  10/27/98           00
0066334021                05                 12/01/98           0.0000
66334021                  O                  11/01/13
0

1860301       549/S48     F                  350,000.00         ZZ
                          180                187,749.99         1
                          6.5000             3048.88            47
                          6.2500             3048.88
DALLAS        TX 75230    2                  11/10/98           00
4666342409                03                 01/01/99           0.0000
66342406                  O                  12/01/13
0

1860489       B60/G01     F                  650,000.00         ZZ
                          180                418,366.29         1
                          6.3750             5617.63            69
                          6.1250             5617.63
COVINA (AREA) CA 91724    1                  12/08/98           00
0431174119                05                 02/01/99           0.0000
256354                    O                  01/01/14
0

1861261       964/G01     F                  340,000.00         ZZ
                          180                253,422.49         1
                          6.6250             2985.18            68
                          6.3750             2985.18
HERMOSA BEACH CA 90254    5                  12/18/98           00
0431161975                05                 02/01/99           0.0000
47888                     O                  01/01/14
0

1861275       964/G01     F                  520,000.00         ZZ
                          180                355,726.12         1
                          7.0000             4673.91            76
                          6.7500             4673.91
TORRANCE      CA 90503    2                  12/18/98           00
0431161918                05                 02/01/99           0.0000
47420                     O                  01/01/14
0

1863212       026/G01     F                  245,625.00         ZZ
                          180                178,759.37         1
                          6.7500             2173.56            75
                          6.5000             2173.56
BOILING SPRINGSC 29316    5                  12/21/98           00
0431173707                05                 02/01/99           0.0000
0200506480                O                  01/01/14
0

1863312       757/G01     F                  450,000.00         ZZ
                          180                336,527.91         1
                          6.7500             3982.09            29
                          6.5000             3982.09
MIDWAY        GA 31320    2                  12/24/98           00
0431192111                05                 02/01/99           0.0000
3898277                   O                  01/01/14
0

1864250       956/G01     F                  470,000.00         ZZ
                          180                349,747.71         1
                          6.5000             4094.20            78
                          6.2500             4094.20
ALAMEDA       CA 94502    2                  12/17/98           00
0431177187                03                 02/01/99           0.0000
208120198                 O                  01/01/14
0

1865055       944/G01     F                  340,500.00         ZZ
                          180                255,221.01         1
                          6.8750             3036.76            64
                          6.6250             3036.76
FOSTER CITY   CA 94404    2                  01/01/99           00
0431182922                05                 03/01/99           0.0000
981200094STN              O                  02/01/14
0

1865188       992/G01     F                  400,000.00         ZZ
                          180                276,369.00         1
                          6.1250             3402.50            74
                          5.8750             3402.50
HOLMDEL       NJ 07733    5                  11/24/98           00
0431179050                05                 01/01/99           0.0000
346069                    O                  12/01/13
0

1867257       976/076     F                  274,500.00         ZZ
                          180                195,078.88         1
                          7.6250             2564.19            78
                          7.3750             2564.19
HOUSTON       TX 77021    2                  11/12/98           00
15205720                  05                 01/01/99           0.0000
5548435                   O                  12/01/13
0

1867259       976/076     F                  382,500.00         ZZ
                          180                270,252.59         1
                          6.8750             3411.34            75
                          6.6250             3411.34
MONROE        LA 71201    2                  11/10/98           00
16792794                  05                 01/01/99           0.0000
7992068                   O                  12/01/13
0

1867759       E22/G01     F                  43,000.00          ZZ
                          120                23,234.95          1
                          6.6250             491.00             67
                          6.3750             491.00
COVINGTON     TX 76636    2                  12/29/98           00
0411170046                05                 02/01/99           0.0000
411170046                 O                  01/01/09
0

1868435       976/076     F                  500,000.00         ZZ
                          180                344,333.65         1
                          6.8750             4459.28            80
                          6.6250             4459.28
MORAGA        CA 94556    1                  11/23/98           00
14829774                  03                 01/01/99           0.0000
5481221                   O                  12/01/13
0

1869147       549/S48     F                  650,000.00         ZZ
                          180                478,820.83         1
                          6.6250             5706.96            58
                          6.3750             5706.96
ROLLING HIL   CA 90274    1                  09/26/98           00
4164783823                03                 12/01/98           0.0000
64783821                  O                  11/01/13
0

1869245       549/S48     F                  412,000.00         ZZ
                          180                309,549.64         1
                          7.2500             3761.00            80
                          7.0000             3761.00
SAN DIEGO (   CA 92037    2                  12/03/98           00
4166314155                05                 02/01/99           0.0000
66314151                  O                  01/01/14
0

1869252       429/S48     F                  477,700.00         ZZ
                          180                357,242.28         1
                          6.7500             4227.22            66
                          6.5000             4227.22
LEXINGTON     MA 02173    2                  12/01/98           00
0066404657                05                 02/01/99           0.0000
66404657                  O                  01/01/14
0

1871007       076/076     F                  649,950.00         T
                          180                442,098.39         1
                          7.1250             5887.45            70
                          6.8750             5887.45
CLARK         CO 80428    4                  10/23/98           00
17323768                  05                 12/01/98           0.0000
7323768                   O                  11/01/13
0

1871023       076/076     F                  438,000.00         ZZ
                          180                327,553.86         1
                          6.7500             3875.90            55
                          6.5000             3875.90
OMAHA         NE 68130    2                  12/04/98           00
17412822                  05                 02/01/99           0.0000
7412822                   O                  01/01/14
0

1871037       076/076     F                  600,000.00         ZZ
                          180                403,004.02         1
                          6.2500             5144.54            66
                          6.0000             5144.54
OMAHA         NE 68132    1                  11/13/98           00
17990522                  05                 01/01/99           0.0000
7990522                   O                  12/01/13
0

1871399       815/G01     F                  382,500.00         ZZ
                          180                284,628.98         1
                          7.2500             3491.70            86
                          7.0000             3491.70
MELVILLE      NY 11747    1                  12/23/98           10
0431190438                05                 02/01/99           17.0000
40506                     O                  01/01/14
0

1871558       815/G01     F                  500,000.00         ZZ
                          180                204,786.65         1
                          6.7000             4410.70            59
                          6.4500             4410.70
GREAT NECK    NY 11020    2                  12/09/98           00
0431188473                05                 02/01/99           0.0000
41239                     O                  01/01/14
0

1872457       E82/G01     F                  407,500.00         ZZ
                          180                250,468.79         1
                          6.7500             3606.01            76
                          6.5000             3606.01
WASHINGTON    DC 20008    2                  01/22/99           00
0400174926                05                 03/01/99           0.0000
1641513                   O                  02/01/14
0

1872726       E22/G01     F                  216,000.00         ZZ
                          180                162,030.36         1
                          6.6250             1896.47            75
                          6.3750             1896.47
ARLINGTON     TX 76013    5                  01/11/99           00
0411136922                05                 03/01/99           0.0000
411136922                 O                  02/01/14
0

1872954       B60/G01     F                  396,550.00         ZZ
                          180                296,207.13         1
                          6.3750             3427.19            62
                          6.1250             3427.19
YORBA LINDA   CA 92887    2                  01/06/99           00
0431192673                05                 03/01/99           0.0000
0335949                   O                  02/01/14
0

1873338       638/G01     F                  600,000.00         ZZ
                          180                443,674.08         1
                          6.7500             5309.46            59
                          6.5000             5309.46
ARACADIA AREA CA 91006    1                  01/12/99           00
0431200203                05                 03/01/99           0.0000
08843153                  O                  02/01/14
0

1876216       765/G01     F                  593,104.00         ZZ
                          180                312,534.85         1
                          6.6250             5207.42            63
                          6.3750             5207.42
SUNSET BEACH (CA 90742    2                  01/21/99           00
0431204726                05                 03/01/99           0.0000
342245                    O                  02/01/14
0

1892708       638/G01     F                  434,000.00         ZZ
                          180                331,310.34         1
                          6.8750             3870.65            66
                          6.6250             3870.65
MIAMI         FL 33176    2                  03/04/99           00
0431258490                05                 05/01/99           0.0000
08838055                  O                  04/01/14
0

1893912       F26/G01     F                  999,950.00         ZZ
                          180                759,789.25         1
                          6.6250             8779.50            63
                          6.3750             8779.50
KIRKLAND      WA 98033    2                  03/16/99           00
0431261270                01                 05/01/99           0.0000
7142602400                O                  04/01/14
0

1894087       638/G01     F                  76,000.00          ZZ
                          180                58,106.51          1
                          7.0000             683.11             54
                          6.7500             683.11
LOMBARD       IL 60148    2                  03/12/99           00
0431264753                05                 05/01/99           0.0000
08857430                  O                  04/01/14
0

1894678       A54/G01     F                  360,000.00         ZZ
                          180                271,887.05         1
                          6.6250             3160.78            77
                          6.3750             3160.78
MINNEAPOLIS   MN 55410    2                  02/09/99           00
0431272715                05                 04/01/99           0.0000
2250421                   O                  03/01/14
0

1896552       H22/G01     F                  150,000.00         ZZ
                          180                101,973.10         1
                          6.7500             1327.36            53
                          6.5000             1327.36
ASTORIA       NY 11105    1                  04/01/99           00
0431275726                05                 05/01/99           0.0000
9902016                   O                  04/01/14
0

1899885       N44/G01     F                  359,500.00         ZZ
                          120                203,802.11         1
                          6.7500             4127.93            24
                          6.5000             4127.93
AUSTIN        TX 78730    2                  03/31/99           00
0431288810                05                 05/01/99           0.0000
0000                      O                  04/01/09
0

1900366       195/G01     F                  468,000.00         ZZ
                          180                356,070.81         1
                          6.3750             4044.70            80
                          6.1250             4044.70
CHAPPAQUA     NY 10514    1                  04/09/99           00
0431284421                05                 06/01/99           0.0000
61133                     O                  05/01/14
0

1900615       026/G01     F                  450,300.00         ZZ
                          180                345,490.57         1
                          7.0000             4047.43            57
                          6.7500             4047.43
MANAKIN-SABOT VA 23103    5                  04/07/99           00
0431284157                03                 06/01/99           0.0000
200066277                 O                  05/01/14
0

1902094       462/G01     F                  367,000.00         ZZ
                          180                179,607.70         1
                          6.6250             3222.24            79
                          6.3750             3222.24
DAVIE         FL 33326    1                  02/26/99           00
0431295617                03                 04/01/99           0.0000
0005738505                O                  03/01/14
0

1902420       638/G01     F                  120,000.00         ZZ
                          180                87,545.10          1
                          6.8750             1070.23            65
                          6.6250             1070.23
SUGAR LAND    TX 77479    1                  03/31/99           00
0431291277                03                 05/01/99           0.0000
08857606                  O                  04/01/14
0

1903004       369/G01     F                  594,000.00         ZZ
                          180                455,093.16         1
                          6.7500             5256.37            72
                          6.5000             5256.37
HOUSTON       TX 77024    1                  04/09/99           00
0431303643                03                 06/01/99           0.0000
71346035                  O                  05/01/14
0

1904988       E44/G01     F                  400,000.00         ZZ
                          180                306,460.29         1
                          6.7500             3539.64            80
                          6.5000             3539.64
OGDEN         UT 84403    2                  04/23/99           00
0431305143                05                 06/01/99           0.0000
58990075                  O                  05/01/14
0

1905184       J95/J95     F                  628,000.00         ZZ
                          180                467,212.61         1
                          6.6250             5513.80            80
                          6.3750             5513.80
FALLBROOK     CA 92028    1                  01/27/99           00
0014023923                05                 03/01/99           0.0000
0014023923                O                  02/01/14
0

1906874       Q89/G01     F                  268,993.02         ZZ
                          151                189,586.41         1
                          7.2500             2720.88            73
                          7.0000             2720.88
PITTSFORD     NY 14534    2                  04/29/99           00
0430118182                05                 07/01/99           0.0000
1536016                   O                  01/01/12
0

1907185       638/G01     F                  800,000.00         ZZ
                          180                510,076.28         1
                          6.7500             7079.28            67
                          6.5000             7079.28
YORBA LINDA   CA 92886    2                  04/21/99           00
0431316744                05                 06/01/99           0.0000
08849996                  O                  05/01/14
0

1907343       313/G01     F                  392,000.00         ZZ
                          180                300,330.86         1
                          6.7500             3468.85            69
                          6.5000             3468.85
ATHENS        GA 30606    2                  04/26/99           00
0431318674                05                 06/01/99           0.0000
6397889                   O                  05/01/14
0

1912140       E48/G06     F                  520,000.00         ZZ
                          180                397,481.18         1
                          6.6250             4565.57            72
                          6.3750             4565.57
CHATTANOOGA   TN 37416    2                  04/23/99           00
0690024872                05                 06/01/99           0.0000
98C08002                  O                  05/01/14
0

1912156       026/G01     F                  391,500.00         ZZ
                          180                300,424.04         1
                          6.6250             3437.35            90
                          6.3750             3437.35
SUMMERFIELD   NC 27358    1                  05/13/99           12
0431333400                03                 07/01/99           25.0000
0200476106                O                  06/01/14
0

1912879       168/168     F                  549,600.00         ZZ
                          180                414,633.66         1
                          6.2500             4712.40            80
                          6.0000             4712.40
BRIGHTON      NY 14610    1                  03/31/99           00
9891894                   05                 05/01/99           0.0000
0989918947                O                  04/01/14
0

1916547       560/560     F                  428,550.00         ZZ
                          180                252,299.88         1
                          6.5000             3733.14            62
                          6.2500             3733.14
JAMUL         CA 91935    2                  12/17/98           00
162946800                 05                 02/01/99           0.0000
162946800                 O                  01/01/14
0

1916665       560/560     F                  340,000.00         ZZ
                          180                247,641.22         1
                          6.8750             3032.31            76
                          6.6250             3032.31
LOS ANGELES   CA 90045    2                  02/26/99           00
168507903                 05                 04/01/99           0.0000
168507903                 O                  03/01/14
0

1923642       A50/074     F                  360,000.00         ZZ
                          180                276,181.39         1
                          6.5000             3135.99            79
                          6.2500             3135.99
THOMASVILLE   GA 31757    5                  05/26/99           00
0909987231                05                 07/01/99           0.0000
123188                    O                  06/01/14
0

1924862       B28/G01     F                  410,000.00         ZZ
                          180                293,562.46         1
                          6.7500             3628.13            71
                          6.5000             3628.13
CONIFER       CO 80433    1                  06/30/99           00
0431374768                03                 08/01/99           0.0000
06990040                  O                  07/01/14
0

1929942       A50/074     F                  392,000.00         ZZ
                          180                293,973.62         1
                          7.5000             3633.89            80
                          7.2500             3633.89
ST SIMONS ISL GA 31522    2                  06/30/99           00
0909994816                05                 09/01/99           0.0000
124031                    O                  08/01/14
0

1930224       375/G01     F                  540,020.00         ZZ
                          180                413,337.79         1
                          6.3750             4667.13            80
                          6.1250             4667.13
ROCKVILLE     MD 20850    1                  05/26/99           00
0431395458                05                 07/01/99           0.0000
5810923556                O                  06/01/14
0

1930255       375/G01     F                  400,000.00         ZZ
                          180                307,162.69         1
                          6.8750             3567.42            69
                          6.6250             3567.42
MONTGOMERY    TX 77356    1                  04/07/99           00
0431395904                03                 06/01/99           0.0000
5810339290                O                  05/01/14
0

1930448       638/G01     F                  541,300.00         ZZ
                          180                407,865.12         1
                          6.7500             4790.01            66
                          6.5000             4790.01
PALO ALTO     CA 94306    2                  07/02/99           00
0431396530                05                 09/01/99           0.0000
08900903                  O                  08/01/14
0

1933851       601/G01     F                  420,000.00         ZZ
                          180                322,651.97         1
                          6.2500             3601.18            70
                          6.0000             3601.18
DES MOINES    IA 50312    5                  06/14/99           00
0431408434                05                 08/01/99           0.0000
21142013                  O                  07/01/14
0

1944887       638/G01     F                  366,000.00         T
                          180                286,571.94         1
                          7.6250             3418.92            39
                          7.3750             3418.92
NAGS HEAD     NC 27959    5                  09/13/99           00
0431515006                05                 11/01/99           0.0000
8910294                   O                  10/01/14
0

1945401       J95/T18     F                  267,000.00         ZZ
                          180                202,746.77         1
                          7.0000             2399.87            84
                          6.7500             2399.87
ALBANY        GA 31705    2                  05/14/99           14
11361044                  05                 07/01/99           6.0000
0014293856                O                  06/01/14
0

1952719       E45/E45     F                  400,000.00         ZZ
                          180                321,045.18         1
                          7.7500             3765.10            85
                          7.5000             3765.10
VALDOSTA      GA 31605    2                  10/29/99           11
00000000005559            05                 12/01/99           12.0000
55591                     O                  11/01/14
0

1954559       299/025     F                  650,000.00         ZZ
                          180                476,400.27         1
                          7.0000             5842.38            60
                          6.7500             5842.38
FORT LAUDERDALFL 33301    2                  08/20/98           00
0007008030                05                 10/01/98           0.0000
0007008030                O                  09/01/13
0

1962252       B60/G01     F                  448,000.00         ZZ
                          180                360,513.66         1
                          7.0000             4026.75            70
                          6.7500             4026.75
AGOURA HILLS  CA 91301    1                  12/08/99           00
0431732932                05                 02/01/00           0.0000
279018                    O                  01/01/15
0

1964200       299/025     F                  317,963.00         ZZ
                          158                225,548.34         1
                          6.5000             3000.06            80
                          6.2500             3000.06
MACON         GA 31204    2                  04/29/99           00
0003194164                05                 06/01/99           0.0000
319416                    O                  07/01/12
0

1974207       H93/G01     F                  72,000.00          ZZ
                          180                59,325.57          1
                          8.8750             724.93             80
                          8.6250             724.93
WICHITA FALLS TX 76310    2                  01/26/00           00
0431885680                05                 03/01/00           0.0000
1000000428                O                  02/01/15
0

2673792       354/S48     F                  478,000.00         ZZ
                          180                344,892.34         1
                          6.8750             4263.07            54
                          6.6250             4263.07
NORTHPORT     AL 35475    2                  06/24/98           00
0021964036                05                 08/01/98           0.0000
0021964036                O                  07/01/13
0

2673833       354/S48     F                  547,900.00         ZZ
                          120                275,201.50         1
                          7.0000             6361.58            79
                          6.7500             6361.58
LOUISVILLE    KY 40245    2                  07/17/98           00
0022026801                03                 09/01/98           0.0000
0022026801                O                  08/01/08
0

2716303       354/S48     F                  650,000.00         ZZ
                          180                477,561.75         1
                          6.5000             5662.20            78
                          6.2500             5662.20
SOUTHLAKE     TX 76092    1                  10/06/98           00
0022256150                03                 12/01/98           0.0000
0022256150                O                  11/01/13
0

2716318       354/S48     F                  650,000.00         ZZ
                          180                475,124.43         1
                          6.2500             5573.25            63
                          6.0000             5573.25
SPRING        TX 77379    2                  10/30/98           00
0022402499                03                 12/01/98           0.0000
0022402499                O                  11/01/13
0

2716322       354/S48     F                  507,000.00         ZZ
                          180                375,856.54         1
                          6.6250             4451.43            70
                          6.3750             4451.43
CAMAS         WA 98607    5                  11/10/98           00
0022408827                05                 01/01/99           0.0000
0022408827                O                  12/01/13
0

2716360       354/S48     F                  650,000.00         ZZ
                          180                476,976.83         1
                          6.1250             5529.07            70
                          5.8750             5529.07
WILSON        NC 27895    1                  11/10/98           00
0027109586                05                 01/01/99           0.0000
0027109586                O                  12/01/13
0

2716364       354/S48     F                  560,000.00         ZZ
                          180                412,248.27         1
                          6.8750             4994.39            70
                          6.6250             4994.39
CHAPIN        SC 29036    5                  10/26/98           00
0027155340                05                 12/01/98           0.0000
0027155340                O                  11/01/13
0

2716366       354/S48     F                  650,000.00         ZZ
                          180                487,288.13         1
                          6.8750             5797.06            76
                          6.6250             5797.06
ANNAPOLIS     MD 21403    2                  12/02/98           00
0027190206                05                 02/01/99           0.0000
0027190206                O                  01/01/14
0

2716381       354/S48     F                  401,700.00         T
                          180                300,456.63         1
                          6.8750             3582.58            61
                          6.6250             3582.58
ATLANTA       GA 30327    2                  12/08/98           00
0027366269                05                 02/01/99           0.0000
0027366269                O                  01/01/14
0

2716387       354/S48     F                  360,000.00         ZZ
                          180                270,190.38         1
                          7.2500             3286.31            44
                          7.0000             3286.31
SANTA MONICA  CA 90402    2                  11/27/98           00
0027440825                05                 01/01/99           0.0000
0027440825                O                  12/01/13
0

2717573       286/286     F                  501,000.00         ZZ
                          180                70,743.42          1
                          6.8750             4468.19            79
                          6.6250             4468.19
FRANKLIN      WI 53132    2                  11/30/98           00
0997971                   05                 01/01/99           0.0000
0000997971                O                  12/01/13
0

2727627       354/S48     F                  640,000.00         ZZ
                          180                476,832.77         1
                          6.8750             5707.87            80
                          6.6250             5707.87
ORLAND PARK   IL 60462    1                  11/25/98           00
0022484570                05                 01/01/99           0.0000
0022484570                O                  12/01/13
0

2727628       354/S48     F                  352,500.00         ZZ
                          180                190,193.48         1
                          7.5000             3267.72            62
                          7.2500             3267.72
CAVE CREEK    AZ 85331    2                  12/10/98           00
0022487250                05                 02/01/99           0.0000
0022487250                O                  01/01/14
0

2727709       354/S48     F                  431,200.00         T
                          180                323,130.30         1
                          6.8750             3845.68            80
                          6.6250             3845.68
BEAVER CREEK  CO 81620    1                  12/10/98           00
0027470772                01                 02/01/99           0.0000
0027470772                O                  01/01/14
0

2727710       354/S48     F                  368,600.00         ZZ
                          180                275,470.46         1
                          6.8750             3287.38            90
                          6.6250             3287.38
SHERMAN OAKS  CA 91423    2                  12/21/98           12
0027476803                05                 02/01/99           12.0000
0027476803                O                  01/01/14
0

2727734       354/S48     F                  375,000.00         ZZ
                          180                266,108.78         1
                          7.1250             3396.87            80
                          6.8750             3396.87
HAYMARKET     VA 20169    2                  12/23/98           00
0027542489                05                 02/01/99           0.0000
0027542489                O                  01/01/14
0

2733198       286/286     F                  383,000.00         ZZ
                          180                286,240.70         1
                          6.7500             3389.21            71
                          6.5000             3389.21
COLUMBIA      SC 29223    2                  12/14/98           00
0603361                   05                 02/01/99           0.0000
0000603361                O                  01/01/14
0

2733235       286/286     F                  380,000.00         ZZ
                          180                286,391.36         1
                          7.2500             3468.88            70
                          7.0000             3468.88
NORWALK       CT 06851    5                  12/30/98           00
9014703                   05                 02/01/99           0.0000
0009014703                O                  01/01/14
0

2733260       286/286     F                  438,200.00         ZZ
                          180                328,507.20         1
                          6.8750             3908.11            65
                          6.6250             3908.11
PLANO         TX 75093    2                  12/29/98           00
9420115                   03                 02/01/99           0.0000
0009420115                O                  01/01/14
0

2734666       G75/G75     F                  419,000.00         ZZ
                          180                315,564.04         1
                          6.8750             3736.87            76
                          6.6250             3736.87
ROCKVILLE     MD 20850    2                  01/13/99           00
0003679543                05                 03/01/99           0.0000
03679543                  O                  02/01/14
0

2736418       G75/G75     F                  462,100.00         ZZ
                          180                161,066.46         1
                          6.7500             4089.17            58
                          6.5000             4089.17
CHARLESTON    SC 29412    5                  12/31/98           00
0003745114                05                 03/01/99           0.0000
03745114                  O                  02/01/14
0

2769651       E22/G01     F                  360,000.00         ZZ
                          180                274,819.41         1
                          6.8750             3210.68            75
                          6.6250             3210.68
WEST HARRISON NY 10604    5                  03/24/99           00
0411319023                05                 05/01/99           0.0000
0411319023                O                  04/01/14
0

2770936       287/134     F                  378,000.00         ZZ
                          174                234,007.96         1
                          7.0500             3474.61            53
                          6.8000             3474.61
GRAND RAPIDS  MI 49525    4                  12/01/98           00
0020796389                05                 02/01/99           0.0000
4735320                   O                  07/01/13
0

2770958       287/T18     F                  472,500.00         ZZ
                          180                355,989.09         1
                          7.0000             4246.97            75
                          6.7500             4246.97
CHICAGO       IL 60610    2                  02/01/99           00
0007943889                06                 04/01/99           0.0000
5343702                   O                  03/01/14
0

2791853       G75/G75     F                  389,000.00         ZZ
                          180                296,266.73         1
                          6.7500             3442.30            69
                          6.5000             3442.30
MCLEAN        VA 22101    2                  03/01/99           00
0003783443                05                 05/01/99           0.0000
03783443                  O                  04/01/14
0

2799578       076/076     F                  352,500.00         ZZ
                          180                266,100.26         1
                          6.8750             3143.79            75
                          6.6250             3143.79
STOW          MA 01775    5                  03/23/99           00
17284934                  05                 05/01/99           0.0000
7284934                   O                  04/01/14
0

2799587       076/076     F                  360,000.00         ZZ
                          180                273,964.73         1
                          7.1250             3261.00            75
                          6.8750             3261.00
LOUISVILLE    KY 40223    5                  03/25/99           00
17841038                  05                 05/01/99           0.0000
7841038                   O                  04/01/14
0

2799593       076/076     F                  404,200.00         ZZ
                          180                307,327.36         1
                          6.7500             3576.81            73
                          6.5000             3576.81
ATLANTA       GA 30342    2                  03/23/99           00
19027168                  05                 05/01/99           0.0000
9027168                   O                  04/01/14
0

2801541       E22/G01     F                  62,000.00          ZZ
                          180                48,328.40          1
                          7.5000             574.75             32
                          7.2500             574.75
RICHARDSON    TX 75080    5                  05/05/99           00
0411394042                05                 07/01/99           0.0000
0411394042                O                  06/01/14
0

2814142       286/286     F                  380,880.00         ZZ
                          180                293,146.10         1
                          7.0000             3423.46            77
                          6.7500             3423.46
RACINE        WI 53405    2                  04/16/99           00
9525386                   05                 06/01/99           0.0000
0009525386                O                  05/01/14
0

2849665       461/461     F                  600,000.00         ZZ
                          180                463,440.01         1
                          6.8750             5351.13            62
                          6.6250             5351.13
BATTLE GROUND WA 98604    5                  05/21/99           00
9022596365                05                 07/01/99           0.0000
9022596365                O                  06/01/14
0

2865408       736/G02     F                  65,450.00          ZZ
                          180                62,267.52          1
                          8.6250             509.07             70
                          8.3750             509.07
COUER D' ALENEID 83814    1                  07/20/99           00
0431427723                05                 09/01/99           0.0000
917360                    O                  08/01/14
0

2881300       976/076     F                  348,000.00         ZZ
                          180                274,799.79         1
                          7.5000             3226.01            70
                          7.2500             3226.01
LEONIA        NJ 07605    2                  07/21/99           00
15217025                  05                 09/01/99           0.0000
5559855                   O                  08/01/14
0

2881316       976/076     F                  396,000.00         ZZ
                          180                308,843.25         1
                          7.2500             3614.94            90
                          7.0000             3614.94
MILLVILLE     NJ 08332    2                  07/27/99           11
15727221                  05                 09/01/99           12.0000
5768178                   O                  08/01/14
0

2883711       076/076     F                  468,000.00         ZZ
                          180                367,530.11         1
                          7.5000             4338.42            63
                          7.2500             4338.42
BOCA RATON    FL 33432    2                  06/18/99           00
19357050                  06                 08/01/99           0.0000
9357050                   O                  07/01/14
0

2886872       299/025     F                  400,000.00         ZZ
                          180                288,095.84         1
                          6.8750             3567.42            89
                          6.6250             3567.42
NEWPORT NEWS  VA 23606    2                  12/28/98           01
0109739862                05                 02/01/99           12.0000
0000973986                O                  01/01/14
0

2890330       286/286     F                  356,500.00         ZZ
                          180                274,742.29         1
                          6.7500             3154.70            80
                          6.5000             3154.70
MADISON       MS 39110    2                  05/04/99           00
0624118                   05                 07/01/99           0.0000
0000624118                O                  06/01/14
0

2893442       549/S48     F                  650,000.00         T
                          180                509,636.23         1
                          6.7500             5751.92            62
                          6.5000             5751.92
BLAINE COUNTY ID 83340    2                  07/27/99           00
5000275486                05                 10/01/99           0.0000
5000275486                O                  09/01/14
0

2914083       549/S48     F                  431,200.00         ZZ
                          180                341,275.01         1
                          8.2500             4183.25            80
                          8.0000             4183.25
STATEN ISLAND NY 10306    1                  08/26/99           00
5000685551                05                 10/01/99           0.0000
5000685551                O                  09/01/14
0

2914091       549/S48     F                  370,000.00         ZZ
                          180                280,784.28         1
                          6.8750             3299.87            69
                          6.6250             3299.87
STATEN ISLAND NY 10301    1                  08/26/99           00
6557620900                03                 10/01/99           0.0000
6557620900                O                  09/01/14
0

2925401       F28/G01     F                  361,000.00         ZZ
                          180                279,830.83         1
                          6.7500             3194.52            66
                          6.5000             3194.52
N. POTOMAC    MD 20878    5                  05/27/99           00
0431521285                05                 08/01/99           0.0000
4831220                   O                  07/01/14
0

2926446       E82/G01     F                  500,000.00         T
                          180                399,922.92         1
                          7.6250             4670.65            55
                          7.3750             4670.65
DUCK          NC 27949    1                  09/27/99           00
0400234241                05                 11/01/99           0.0000
0400234241                O                  10/01/14
0

2926641       074/074     F                  79,000.00          ZZ
                          180                63,105.65          10
                          7.8750             749.28             53
                          7.6250             749.28
NEW YORK      NY 10016    2                  08/26/99           00
1106263404                13                 10/01/99           0.0000
1106263404                O                  09/01/14
0

2929146       943/943     F                  650,000.00         ZZ
                          180                480,652.06         1
                          6.5000             5662.20            65
                          6.2500             5662.20
BROOKLYN      NY 11210    5                  11/17/98           00
8513600739                05                 01/01/99           0.0000
8513600739                O                  12/01/13
0

2929156       943/943     F                  396,100.00         ZZ
                          180                287,542.53         1
                          8.0000             3785.34            84
                          7.7500             3785.34
FRANKLIN PARK NJ 08873    1                  08/24/99           10
9080029010                05                 10/01/99           12.0000
9080029010                O                  09/01/14
0

2929163       943/943     F                  335,000.00         ZZ
                          180                263,240.18         1
                          7.3750             3081.75            53
                          7.1250             3081.75
LOS ANGELES   CA 90045    2                  07/26/99           00
9080032132                05                 09/01/99           0.0000
9080032132                O                  08/01/14
0

2929196       943/943     F                  410,000.00         ZZ
                          180                323,508.62         1
                          7.1250             3713.91            65
                          6.8750             3713.91
WELLESLEY     MA 02482    5                  08/18/99           00
9111189304                05                 10/01/99           0.0000
9111189304                O                  09/01/14
0

2930361       070/070     F                  343,400.00         ZZ
                          180                270,029.76         1
                          7.2500             3134.77            74
                          7.0000             3134.77
GLENDALE      CA 91206    2                  07/29/99           00
001209508                 05                 09/01/99           0.0000
1209508                   O                  08/01/14
0

2930403       070/070     F                  388,000.00         ZZ
                          180                305,493.71         1
                          7.3750             3569.30            80
                          7.1250             3569.30
PLANO         TX 75093    1                  07/21/99           00
003683992                 03                 09/01/99           0.0000
3683992                   O                  08/01/14
0

2930411       070/070     F                  500,000.00         ZZ
                          180                390,655.36         1
                          6.8750             4459.27            64
                          6.6250             4459.27
MCLEAN        VA 22102    1                  07/29/99           00
004075645                 05                 09/01/99           0.0000
4075645                   O                  08/01/14
0

2930420       070/070     F                  380,300.00         ZZ
                          180                300,685.07         1
                          7.6250             3552.50            70
                          7.3750             3552.50
GREAT FALLS   MT 59405    5                  07/13/99           00
004124169                 05                 09/01/99           0.0000
4124169                   O                  08/01/14
0

2930426       070/070     F                  526,000.00         ZZ
                          180                384,222.71         1
                          7.6250             4913.52            51
                          7.3750             4913.52
HOUSTON       TX 77024    2                  08/02/99           00
004209690                 05                 10/01/99           0.0000
4209690                   O                  09/01/14
0

2930463       070/070     F                  546,000.00         ZZ
                          180                416,950.81         1
                          6.2500             4681.53            70
                          6.0000             4681.53
HONOLULU      HI 96814    1                  05/14/99           00
005641190                 06                 07/01/99           0.0000
5641190                   O                  06/01/14
0

2930480       070/070     F                  395,000.00         ZZ
                          180                297,605.25         1
                          6.5000             3440.87            53
                          6.2500             3440.87
MINNEAPOLIS   MN 55403    2                  02/10/99           00
006674524                 05                 04/01/99           0.0000
6674524                   O                  03/01/14
0

2960260       526/686     F                  329,500.00         ZZ
                          180                255,617.57         1
                          7.2500             3007.88            55
                          7.0000             3007.88
SCOTTSDALE    AZ 85253    5                  07/01/99           00
6103740350                03                 09/01/99           0.0000
0374035                   O                  08/01/14
0

2975862       736/G02     F                  77,000.00          ZZ
                          180                74,344.57          1
                          10.0000            675.74             70
                          9.7500             675.74
PORTLAND      OR 97211    5                  10/04/99           00
0431586791                05                 12/01/99           0.0000
956146                    N                  11/01/14
0

3048104       S48/S48     F                  341,700.00         ZZ
                          180                273,836.01         1
                          7.7500             3216.34            52
                          7.5000             3216.34
AUSTIN        TX 78746    2                  09/21/99           00
0023455462                05                 11/01/99           0.0000
0023455462                O                  10/01/14
0

3147457       976/076     F                  344,000.00         ZZ
                          180                243,725.48         1
                          7.7500             3237.99            80
                          7.5000             3237.99
MT. VERNON    NY 10552    1                  11/03/99           00
15896887                  05                 01/01/00           0.0000
5837727                   O                  12/01/14
0

3152784       286/286     F                  432,950.00         ZZ
                          180                350,424.53         1
                          7.3750             3982.81            80
                          7.1250             3982.81
DRIPPING SPRINTX 78620    1                  12/08/99           00
9973139                   05                 02/01/00           0.0000
0009973139                O                  01/01/15
0

3169222       S48/S48     F                  584,000.00         ZZ
                          180                471,406.53         1
                          7.2500             5331.12            80
                          7.0000             5331.12
BEAUMONT      TX 77706    2                  12/27/99           00
0023701097                05                 02/01/00           0.0000
0023701097                O                  01/01/15
0

3185514       025/025     F                  456,000.00         ZZ
                          180                360,832.75         1
                          7.6250             4259.64            70
                          7.3750             4259.64
MAITLAND      FL 32751    4                  07/26/99           00
0110856861                05                 09/01/99           0.0000
1085686                   O                  08/01/14
0

3194631       943/943     F                  357,000.00         ZZ
                          120                190,995.14         1
                          6.5000             4053.67            47
                          6.2500             4053.67
ALBERTSON     NY 11507    2                  03/31/99           00
9111174046                05                 06/01/99           0.0000
9111174046                O                  05/01/09
0

3194633       943/943     F                  944,300.00         ZZ
                          180                757,339.11         1
                          7.1250             8553.77            70
                          6.8750             8553.77
FAIRFIELD     CT 06430    1                  11/17/99           00
9111188499                03                 01/01/00           0.0000
9111188499                O                  12/01/14
0

3218522       U03/181     F                  650,000.00         ZZ
                          180                510,037.27         1
                          7.1250             5887.90            63
                          6.8750             5887.90
HOUSTON       TX 77024    1                  07/23/99           00
0609068753                05                 09/01/99           0.0000
0609068753                O                  08/01/14
0

3229094       736/G02     F                  33,200.00          ZZ
                          180                32,024.62          1
                          8.8750             264.16             70
                          8.6250             264.16
NEW PORT RICHEFL 34652    1                  02/04/00           00
0431894732                05                 03/01/00           0.0000
0100340751                O                  02/01/15
0

3298932       736/G02     F                  356,900.00         ZZ
                          180                342,977.84         1
                          8.1250             2649.98            60
                          7.8750             2649.98
CROWNSVILLE   MD 21032    2                  03/08/00           00
0431962026                05                 05/01/00           0.0000
100616754                 O                  04/01/15
0

3544517       943/943     F                  324,000.00         T
                          180                268,111.08         1
                          8.2500             3143.25            80
                          8.0000             3143.25
SUNDANCE      UT 84604    1                  02/24/00           00
9080056377                01                 04/01/00           0.0000
9080056377                O                  03/01/15
0

4596390       134/134     F                  402,500.00         ZZ
                          180                148,374.17         1
                          7.5000             3731.23            63
                          7.2500             3731.23
HOUSTON       TX 77079    2                  12/18/00           00
0020565479                03                 02/01/01           0.0000
10842516                  O                  01/01/16
0

4628888       R65/G01     F                  350,000.00         ZZ
                          180                303,729.52         1
                          6.7500             3097.18            67
                          6.5000             3097.18
GAITHERSBURG  MD 20879    2                  04/24/01           00
0432782316                03                 06/01/01           0.0000
20011753                  O                  05/01/16
0

4680149       562/562     F                  550,000.00         ZZ
                          180                485,543.75         1
                          7.1250             4982.08            37
                          6.8750             4982.08
AMAGANSETT    NY 11930    2                  07/02/01           00
29700800600000            05                 09/01/01           0.0000
297008006                 O                  08/01/16
0

4694021       994/X14     F                  450,000.00         ZZ
                          180                393,307.55         1
                          7.0000             4044.73            72
                          6.7500             4044.73
LOS ANGELES   CA 90068    2                  05/09/01           00
8015993846                05                 07/01/01           0.0000
618299570                 O                  06/01/16
0

4728371       A50/G01     F                  392,000.00         ZZ
                          180                340,880.72         1
                          7.0000             3523.41            80
                          6.7500             3523.41
COLUMBUS      GA 31909    1                  05/04/01           00
0432992790                03                 06/01/01           0.0000
322136                    O                  05/01/16
0

4777376       562/G01     F                  345,000.00         ZZ
                          180                301,145.80         1
                          6.8750             3076.90            50
                          6.6250             3076.90
WHITESTONE    NY 11357    1                  05/04/01           00
0432823516                05                 07/01/01           0.0000
297008675                 O                  06/01/16
0

4783327       025/025     F                  484,000.00         ZZ
                          180                416,923.50         1
                          6.5000             4216.16            70
                          6.2500             4216.16
LA FOLLETTE   TN 37766    2                  03/27/01           00
0138751409                05                 05/01/01           0.0000
0138751409                O                  04/01/16
0

4921014       E84/G01     F                  400,000.00         ZZ
                          180                298,293.90         1
                          6.8750             3567.42            87
                          6.6250             3567.42
LAKE ELMO     MN 55042    4                  04/17/01           10
0432847580                05                 06/01/01           25.0000
47300017                  O                  05/01/16
0

5017344       J95/J95     F                  375,000.00         ZZ
                          180                328,103.53         1
                          7.1250             3396.87            63
                          6.8750             3396.87
EAST SETAUKET NY 11733    2                  06/14/01           00
0018554873                05                 08/01/01           0.0000
0018554873                O                  07/01/16
0

5024688       225/G01     F                  403,000.00         ZZ
                          180                333,109.71         1
                          6.8750             3594.18            61
                          6.6250             3594.18
LOUISVILLE    KY 40245    2                  04/19/01           00
0432936375                05                 06/01/01           0.0000
7258677                   O                  05/01/16
0

5039517       225/G01     F                  436,000.00         ZZ
                          180                376,810.24         1
                          6.3750             3768.13            80
                          6.1250             3768.13
MARIETTA      GA 30062    1                  04/20/01           00
0432936342                03                 06/01/01           0.0000
6533289                   O                  05/01/16
0

5060324       964/G01     F                  350,000.00         ZZ
                          180                194,591.68         1
                          6.8750             3121.49            64
                          6.6250             3121.49
SIMI VALLEY   CA 93063    1                  07/26/01           00
0433038460                03                 09/01/01           0.0000
135983                    O                  08/01/16
0

5061307       H22/G01     F                  350,000.00         ZZ
                          180                291,349.25         1
                          6.5000             3048.88            39
                          6.2500             3048.88
MANHASSET     NY 11030    2                  07/06/01           00
0433000668                05                 09/01/01           0.0000
1                         O                  08/01/16
0

5076671       N47/G01     F                  390,000.00         ZZ
                          180                330,154.82         1
                          6.8750             3478.23            65
                          6.6250             3478.23
SAN JOSE      CA 95135    1                  07/05/01           00
0433012101                05                 09/01/01           0.0000
20310926                  O                  08/01/16
0

5100448       964/G01     F                  399,900.00         ZZ
                          180                337,066.07         1
                          6.5000             3483.56            14
                          6.2500             3483.56
SAN FRANCISCO CA 94121    2                  07/12/01           00
0432999142                05                 09/01/01           0.0000
400132027                 O                  08/01/16
0

5136921       N47/G01     F                  400,000.00         ZZ
                          180                338,190.73         1
                          6.8750             3567.42            52
                          6.6250             3567.42
CARLSBAD      CA 92008    2                  08/07/01           00
0433113206                05                 10/01/01           0.0000
20310965                  O                  09/01/16
0

5161874       025/025     F                  359,000.00         ZZ
                          180                237,187.98         1
                          6.5000             3127.28            69
                          6.2500             3127.28
WINDERMERE    FL 34786    2                  03/30/01           00
0138963053                03                 05/01/01           0.0000
0138963053                O                  04/01/16
0

5163695       025/025     F                  495,000.00         ZZ
                          180                428,226.75         1
                          7.0000             4449.20            69
                          6.7500             4449.20
BIG TIMBER    MT 59011    5                  05/17/01           00
0139153001                05                 07/01/01           0.0000
0139153001                O                  06/01/16
0

5168952       025/025     F                  447,600.00         ZZ
                          180                381,415.31         1
                          6.1250             3807.40            80
                          5.8750             3807.40
PORTLAND      OR 97225    1                  04/26/01           00
0130285612                05                 06/01/01           0.0000
0130285612                O                  05/01/16
0

5173514       405/943     F                  320,000.00         ZZ
                          180                260,222.19         1
                          7.0000             2876.25            43
                          6.5000             2876.25
LOS ANGELES   CA 91325    2                  05/31/01           00
1726501                   05                 07/01/01           0.0000
0017265018                O                  06/01/16
0

5173515       405/943     F                  403,000.00         ZZ
                          180                354,670.40         1
                          7.2500             3678.84            74
                          6.5000             3678.84
CARMEL        IN 46032    2                  06/22/01           00
1729757                   05                 08/01/01           0.0000
0017297573                O                  07/01/16
0

5173517       405/943     F                  416,000.00         ZZ
                          180                361,490.87         1
                          6.8750             3710.12            67
                          6.5000             3710.12
LA HABRA      CA 90631    2                  04/16/01           00
1731900                   03                 06/01/01           0.0000
0017319005                O                  05/01/16
0

5173522       405/943     F                  600,000.00         ZZ
                          180                482,229.55         1
                          7.0000             5392.97            38
                          6.5000             5392.97
REDWOOD CITY  CA 94062    5                  07/05/01           00
1740150                   05                 09/01/01           0.0000
0017401506                O                  08/01/16
0

5173523       405/943     F                  495,700.00         ZZ
                          180                397,841.57         1
                          6.8750             4420.92            77
                          6.5000             4420.92
SAN MARINO    CA 91108    2                  07/02/01           00
1741905                   05                 09/01/01           0.0000
0017419052                O                  08/01/16
0

5173530       405/943     F                  150,000.00         ZZ
                          180                120,257.10         1
                          6.7500             1327.37            70
                          6.5000             1327.37
LOS ANGELES   CA 91356    2                  06/20/01           00
1750707                   01                 08/01/01           0.0000
0017507070                O                  07/01/16
0

5173531       405/943     F                  393,000.00         ZZ
                          180                205,647.85         1
                          6.7500             3477.70            30
                          6.5000             3477.70
PHOENIX       AZ 85023    2                  06/29/01           00
1750928                   03                 08/01/01           0.0000
0017509282                O                  07/01/16
0

5173533       405/943     F                  115,000.00         ZZ
                          180                101,334.45         1
                          7.3750             1057.92            57
                          6.6250             1057.92
LOS ANGELES   CA 91335    2                  06/20/01           00
1753283                   01                 08/01/01           0.0000
0017532839                O                  07/01/16
0

5173534       405/943     F                  459,300.00         ZZ
                          180                267,296.88         1
                          6.8750             4096.29            75
                          6.5000             4096.29
FLOWER MOUND  TX 75028    2                  06/13/01           00
1753387                   03                 08/01/01           0.0000
0017533878                O                  07/01/16
0

5173540       405/943     F                  475,000.00         ZZ
                          180                405,030.90         1
                          6.8750             4236.31            78
                          6.5000             4236.31
ARLINGTON     TX 76012    1                  06/29/01           00
1756294                   05                 08/01/01           0.0000
0017562943                O                  07/01/16
0

5173543       405/943     F                  440,000.00         ZZ
                          180                377,514.91         1
                          6.7500             3893.61            40
                          6.5000             3893.61
SAN JUAN CAPISCA 92675    5                  07/09/01           00
1757610                   05                 09/01/01           0.0000
0017576109                O                  08/01/16
0

5173546       405/943     F                  344,700.00         ZZ
                          180                231,931.49         1
                          6.8750             3074.23            80
                          6.5000             3074.23
JUPITER       FL 33458    1                  06/27/01           00
1758186                   03                 08/01/01           0.0000
0017581869                O                  07/01/16
0

5173550       405/943     F                  417,700.00         ZZ
                          180                364,604.57         1
                          6.8750             3725.28            46
                          6.5000             3725.28
CHULA VISTA   CA 91910    2                  05/31/01           00
1986303                   05                 07/01/01           0.0000
0019863034                O                  06/01/16
0

5173552       405/943     F                  799,000.00         ZZ
                          180                699,341.87         1
                          6.7500             7070.43            15
                          6.5000             7070.43
NEWPORT COAST CA 92657    2                  06/19/01           00
1986861                   03                 08/01/01           0.0000
0019868611                O                  07/01/16
0

5173808       405/943     F                  345,000.00         ZZ
                          180                300,971.01         1
                          7.0000             3100.96            54
                          6.5000             3100.96
FORT LAUDERDALFL 33301    1                  06/18/01           00
1752516                   03                 08/01/01           0.0000
0017525163                O                  07/01/16
0

5173812       405/943     F                  370,000.00         ZZ
                          180                319,631.12         1
                          6.5000             3223.10            20
                          6.2500             3223.10
BEVERLY HILLS CA 90210    2                  06/25/01           00
1754061                   05                 08/01/01           0.0000
0017540618                O                  07/01/16
0

5176347       025/025     F                  497,000.00         ZZ
                          180                433,824.50         1
                          6.8750             4432.52            68
                          6.6250             4432.52
NEEDHAM       MA 02492    2                  05/07/01           00
0130182553                05                 07/01/01           0.0000
0130182553                O                  06/01/16
0

5183237       025/025     F                  396,000.00         ZZ
                          180                326,195.96         1
                          6.7500             3504.24            53
                          6.5000             3504.24
NASHVILLE     TN 37204    2                  05/03/01           00
0025817693                05                 07/01/01           0.0000
0025817693                O                  06/01/16
0

5194269       E22/G01     F                  550,000.00         T
                          180                483,083.91         1
                          6.6250             4828.97            50
                          6.3750             4828.97
MACKINAC ISLANMI 49757    1                  07/24/01           00
0412747149                05                 09/01/01           0.0000
0412747149                O                  08/01/16
0

5202467       E22/G01     F                  452,000.00         ZZ
                          180                392,132.00         1
                          6.7500             3999.79            80
                          6.5000             3999.79
CORPUS CHRISTITX 78412    1                  07/25/01           00
0412793937                03                 09/01/01           0.0000
0412793937                O                  08/01/16
0

5207510       286/286     F                  394,000.00         T
                          180                344,079.53         1
                          6.8750             3513.91            71
                          6.6250             3513.91
OCEAN ISLE BEANC 28469    2                  06/08/01           00
0343934                   05                 08/01/01           0.0000
343934                    O                  07/01/16
0

5229420       575/G01     F                  385,000.00         ZZ
                          180                304,904.65         1
                          6.8750             3433.64            75
                          6.6250             3433.64
BEDFORD       NY 10506    5                  08/08/01           00
0433151172                05                 10/01/01           0.0000
12014056                  O                  09/01/16
0

5231265       S43/G01     F                  400,000.00         ZZ
                          180                229,865.11         1
                          7.0000             3595.31            35
                          6.7500             3595.31
CORRALES      NM 87048    5                  08/02/01           00
0433114725                05                 10/01/01           0.0000
010479                    O                  09/01/16
0

5236351       477/G01     F                  455,000.00         ZZ
                          180                398,768.69         1
                          6.7500             4026.34            65
                          6.5000             4026.34
ARCADIA       CA 91006    5                  08/13/01           00
0433155025                05                 10/01/01           0.0000
123114                    O                  09/01/16
0

5244518       U62/G01     F                  347,500.00         ZZ
                          180                305,881.82         1
                          6.3750             3003.27            63
                          6.1250             3003.27
CORNELIUS     NC 28031    5                  08/09/01           00
0433080256                05                 10/01/01           0.0000
2001279308                O                  09/01/16
0

5253711       461/G01     F                  400,000.00         ZZ
                          180                353,549.01         1
                          7.2500             3651.46            24
                          7.0000             3651.46
CARLSBAD      CA 92008    2                  07/16/01           00
0433077435                03                 09/01/01           0.0000
9030697429                O                  08/01/16
0

5253936       405/943     F                  390,000.00         ZZ
                          180                341,799.86         1
                          6.8750             3478.24            80
                          6.5000             3478.24
MOUNT VERNON  TX 75457    1                  07/05/01           00
1229134                   05                 08/01/01           0.0000
0012291340                O                  07/01/16
0

5253960       405/943     F                  314,000.00         ZZ
                          180                260,156.78         1
                          6.8750             2800.43            55
                          6.5000             2800.43
OJAI          CA 93023    2                  07/19/01           00
1760903                   05                 09/01/01           0.0000
0017609033                O                  08/01/16
0

5253964       405/943     F                  245,350.00         ZZ
                          180                216,333.40         1
                          7.0000             2205.28            80
                          6.5000             2205.28
NAPLES        FL 34109    2                  07/13/01           00
1753385                   03                 09/01/01           0.0000
0017533852                O                  08/01/16
0

5253970       405/943     F                  103,000.00         ZZ
                          180                88,099.20          1
                          7.2500             940.25             43
                          6.5000             940.25
JACKSONVILLE  FL 32223    5                  07/18/01           00
1761130                   05                 09/01/01           0.0000
0017611302                O                  08/01/16
0

5253975       405/943     F                  301,925.00         ZZ
                          180                263,437.35         1
                          6.3750             2609.39            61
                          6.1250             2609.39
DALY CITY     CA 94015    2                  07/13/01           00
1990223                   05                 09/01/01           0.0000
0019902238                O                  08/01/16
0

5259014       W75/G01     F                  470,000.00         ZZ
                          180                415,659.28         1
                          7.2500             4290.46            63
                          7.0000             4290.46
ORINDA        CA 94563    5                  08/06/01           00
0433194206                05                 10/01/01           0.0000
01089606                  O                  09/01/16
0

5308880       E22/G01     F                  334,500.00         ZZ
                          180                295,867.42         1
                          6.8750             2983.25            50
                          6.6250             2983.25
EDMOND        OK 73003    5                  08/03/01           00
0412869604                03                 10/01/01           0.0000
0412869604                O                  09/01/16
0

5339857       208/G01     F                  600,000.00         ZZ
                          180                529,430.55         1
                          6.6250             5267.96            40
                          6.3750             5267.96
SANTA FE      NM 87506    5                  08/21/01           00
0433240868                03                 10/01/01           0.0000
35140                     O                  09/01/16
0

5343493       L60/F27     F                  400,000.00         ZZ
                          120                307,719.11         1
                          7.0000             4644.34            54
                          6.7500             4644.34
BALTIMORE     MD 21204    5                  05/25/01           00
6990373963                05                 07/01/01           0.0000
6990373963                O                  06/01/11
0

5343619       L60/F27     F                  575,000.00         ZZ
                          180                501,909.91         1
                          6.8750             5128.16            46
                          6.6250             5128.16
BRASELTON     GA 30517    2                  05/23/01           00
6610724335                05                 07/01/01           0.0000
6610724335                O                  06/01/16
0

5343703       L60/F27     F                  368,000.00         ZZ
                          180                319,349.66         1
                          6.7500             3256.47            74
                          6.5000             3256.47
LAKE WYLIE    SC 29710    2                  04/20/01           00
6610629472                05                 06/01/01           0.0000
6610629472                O                  05/01/16
0

5379023       623/G01     F                  650,000.00         ZZ
                          180                573,819.63         1
                          7.1250             5887.90            80
                          6.8750             5887.90
CENTERVILLE   UT 84014    1                  07/06/01           00
0433079126                05                 09/01/01           0.0000
2786248                   O                  08/01/16
0

5387360       025/025     F                  485,000.00         ZZ
                          180                412,728.22         1
                          6.3750             4191.62            78
                          6.1250             4191.62
ALEXANDRIA    VA 22302    2                  06/25/01           00
0139188361                05                 08/01/01           0.0000
0139188361                O                  07/01/16
0

5413423       405/943     F                  627,600.00         ZZ
                          180                549,568.46         1
                          6.7500             5553.70            74
                          6.5000             5553.70
AUSTIN        TX 78730    2                  06/28/01           00
1227400                   03                 08/01/01           0.0000
0012274007                O                  07/01/16
0

5413428       405/943     F                  356,000.00         ZZ
                          180                309,932.82         1
                          6.6250             3125.66            55
                          6.3750             3125.66
SAN FRANCISCO CA 94127    5                  07/13/01           00
1750774                   05                 09/01/01           0.0000
0017507740                O                  08/01/16
0

5413429       405/943     F                  158,400.00         T
                          180                139,057.49         1
                          7.0000             1423.75            80
                          6.5000             1423.75
BOYNTON BEACH FL 33437    1                  06/25/01           00
1754376                   03                 08/01/01           0.0000
0017543760                O                  07/01/16
0

5413433       405/943     F                  700,000.00         ZZ
                          180                552,053.37         1
                          6.8750             6242.98            72
                          6.5000             6242.98
PASADENA      CA 91106    1                  07/24/01           00
1759167                   05                 09/01/01           0.0000
0017591678                O                  08/01/16
0

5413435       405/943     F                  560,000.00         ZZ
                          180                494,371.94         1
                          7.1250             5072.66            38
                          6.5000             5072.66
LOS ANGELES   CA 90068    2                  07/20/01           00
1759651                   05                 09/01/01           0.0000
0017596511                O                  08/01/16
0

5425124       025/025     F                  487,000.00         ZZ
                          180                424,539.17         1
                          6.7500             4309.51            59
                          6.5000             4309.51
PETERSBURG    FL 33704    2                  05/18/01           00
0025765074                05                 07/01/01           0.0000
0025765074                O                  06/01/16
0

5427990       E22/G01     F                  370,000.00         ZZ
                          180                138,765.56         1
                          7.0000             3325.66            65
                          6.7500             3325.66
FISHERVILLE   KY 40023    1                  08/24/01           00
0412833725                05                 10/01/01           0.0000
0412833725                O                  09/01/16
0

5468589       L60/F27     F                  450,000.00         ZZ
                          180                395,050.30         1
                          7.0000             4044.73            80
                          6.7500             4044.73
DULUTH        GA 30097    1                  06/15/01           00
6960176616                05                 08/01/01           0.0000
6960176616                O                  07/01/16
0

5473291       076/076     F                  500,000.00         ZZ
                          180                440,116.70         1
                          6.8750             4459.27            56
                          6.6250             4459.27
NAPLES        FL 34102    5                  08/01/01           00
15396725                  05                 09/01/01           0.0000
5396725                   O                  08/01/16
0

5477869       286/286     F                  650,000.00         ZZ
                          180                449,721.28         1
                          7.0000             5842.38            79
                          6.7500             5842.38
LA VERNE      CA 91750    1                  07/03/01           00
9868300                   03                 09/01/01           0.0000
9868300                   O                  08/01/16
0

5479332       757/G01     F                  356,000.00         T
                          180                315,881.02         1
                          6.7500             3150.28            80
                          6.5000             3150.28
CHARLESTON    SC 29401    1                  09/12/01           00
0433237146                05                 11/01/01           0.0000
1000399095                O                  10/01/16
0

5503596       964/G01     F                  350,000.00         ZZ
                          180                297,510.31         1
                          6.3750             3024.88            62
                          6.1250             3024.88
SAN DIEGO     CA 92127    2                  09/11/01           00
0433213402                03                 11/01/01           0.0000
122652                    O                  10/01/16
0

5506484       E22/G01     F                  390,600.00         ZZ
                          180                345,488.26         1
                          6.8750             3483.58            79
                          6.6250             3483.58
REDMOND       WA 98053    2                  08/24/01           00
0412909111                05                 10/01/01           0.0000
0412909111                O                  09/01/16
0

5528657       994/X14     F                  375,000.00         ZZ
                          180                320,750.45         1
                          6.5000             3266.65            60
                          6.2500             3266.65
BILLINGS      MT 59106    5                  07/26/01           00
8011561027                05                 09/01/01           0.0000
80829717                  O                  08/01/16
0

5537471       286/286     F                  345,300.00         ZZ
                          180                265,818.31         1
                          6.5000             3007.94            57
                          6.2500             3007.94
COCKEYSVILLE  MD 21030    2                  07/16/01           00
0146350                   05                 09/01/01           0.0000
146350                    O                  08/01/16
0

5537512       286/286     F                  400,000.00         ZZ
                          180                352,448.82         1
                          7.0000             3595.32            23
                          6.7500             3595.32
BOSTON        MA 02108    5                  07/26/01           00
0451313                   01                 09/01/01           0.0000
451313                    O                  08/01/16
0

5537522       286/286     F                  425,000.00         ZZ
                          180                374,278.08         1
                          6.8750             3790.39            70
                          6.6250             3790.39
CLEVELAND HEIGOH 44106    2                  07/23/01           00
0461716                   05                 09/01/01           0.0000
461716                    O                  08/01/16
0

5537532       286/286     F                  319,000.00         ZZ
                          180                281,107.95         1
                          7.0000             2867.27            75
                          6.7500             2867.27
SALT LAKE CITYUT 84121    2                  07/20/01           00
0510268                   05                 09/01/01           0.0000
510268                    O                  08/01/16
0

5560513       757/G01     F                  366,000.00         ZZ
                          180                312,598.67         1
                          6.7500             3238.77            61
                          6.5000             3238.77
GREENSBORO    GA 30642    5                  09/24/01           00
0433236882                03                 11/01/01           0.0000
1000400752                O                  10/01/16
0

5600784       994/X14     F                  376,000.00         ZZ
                          180                327,571.26         1
                          6.5000             3275.36            80
                          6.2500             3275.36
TOMBALL       TX 77375    2                  06/13/01           00
8020825140                03                 08/01/01           0.0000
403855656                 O                  07/01/16
0

5603692       994/X14     F                  362,000.00         ZZ
                          180                312,721.91         1
                          7.3750             3330.13            71
                          7.1250             3330.13
OLD TAPPAN    NJ 07675    2                  07/19/01           00
8022021144                01                 09/01/01           0.0000
1000252218                O                  08/01/16
0

5614958       E22/G01     F                  600,000.00         ZZ
                          180                226,199.90         1
                          6.5000             5226.64            41
                          6.2500             5226.64
MEDINA        WA 98039    1                  09/14/01           00
0413002791                05                 11/01/01           0.0000
0413002791                O                  10/01/16
0

5623103       405/943     F                  350,000.00         ZZ
                          180                40,611.47          1
                          7.1250             3170.41            35
                          6.6250             3170.41
LAFAYETTE     CA 94549    2                  08/10/01           00
1757685                   03                 10/01/01           0.0000
0017576851                O                  09/01/16
0

5623132       405/943     F                  396,000.00         ZZ
                          180                336,508.49         1
                          6.8750             3531.75            72
                          6.2500             3531.75
SIMI VALLEY   CA 93065    2                  07/19/01           00
1760718                   03                 09/01/01           0.0000
0017607185                O                  08/01/16
0

5623134       405/943     F                  321,000.00         ZZ
                          180                283,437.57         1
                          6.7500             2840.56            78
                          6.2500             2840.56
AUSTIN        TX 78734    2                  08/08/01           00
1766584                   05                 10/01/01           0.0000
0017665845                O                  09/01/16
0

5634282       624/G01     F                  425,000.00         ZZ
                          180                377,542.55         1
                          6.8750             3790.38            54
                          6.6250             3790.38
LAFAYETTE     CA 94549    5                  09/18/01           00
0433219904                03                 11/01/01           0.0000
41000110556F              O                  10/01/16
0

5639682       E22/G01     F                  43,000.00          ZZ
                          180                38,329.50          1
                          7.2500             392.53             90
                          7.0000             392.53
MEMPHIS       TN 38109    2                  09/18/01           10
0412956757                05                 11/01/01           25.0000
0412956757                O                  10/01/16
0

5648588       461/G01     F                  380,000.00         ZZ
                          180                336,287.45         1
                          7.1250             3442.16            78
                          6.8750             3442.16
TARZANA       CA 91356    1                  09/12/01           00
0433233822                05                 11/01/01           0.0000
9030642482                O                  10/01/16
0

5666669       F28/G01     F                  350,000.00         ZZ
                          180                309,207.07         1
                          6.7500             3097.18            67
                          6.5000             3097.18
WHITE PLAINS  NY 10603    5                  08/22/01           00
0433191848                09                 10/01/01           0.0000
7171820                   O                  09/01/16
0

5725302       994/X14     F                  525,000.00         ZZ
                          180                449,491.64         1
                          6.7500             4645.77            53
                          6.5000             4645.77
HOLLISWOOD    NY 11423    5                  08/17/01           00
8019534620                05                 10/01/01           0.0000
402257996                 O                  09/01/16
0

Total Number of Loans     467

Total Original Balance    184,476,675.02

Total Principal Balance   109,318,694.54

Total Original P+I        1,658,805.00

Total Current P+I         1,658,805.00

Fixed Rate Passthru
Loan Number                             Sub Serv Fee
Principal Bal                           Mstr Serv Fee
Curr Note Rate                          Alloc Exp
Net Curr                                Misc Exp
Investor Rate                           Spread
Post Strip Rate                         Strip
1295439                                 0.2500
109445.46                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
6.5000                                  0.8250

1298828                                 0.2500
169238.82                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1300168                                 0.2500
107920.91                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
6.5000                                  0.8250

1301675                                 0.2500
69393.37                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
6.5000                                  1.5750

1307983                                 0.2500
92154.33                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
6.5000                                  1.0750

1309109                                 0.2500
81031.21                                0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
6.5000                                  0.5750

1314320                                 0.6250
146261.68                               0.0500
7.2500                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1319674                                 0.1250
142715.91                               0.0500
7.1250                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1319678                                 0.1250
214071.83                               0.0500
7.1250                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1321884                                 0.1250
33264.10                                0.0500
7.1250                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1321923                                 0.2500
164700.42                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
6.5000                                  0.5750

1322373                                 0.2500
135415.85                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1322836                                 0.2500
124324.80                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1325060                                 0.2500
184222.56                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1325141                                 0.1250
100031.37                               0.0500
7.1250                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1325142                                 0.1250
70591.64                                0.0500
7.0000                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1325395                                 0.2500
132076.62                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1325480                                 0.2500
156999.07                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1325629                                 0.2500
62029.58                                0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1325870                                 0.2500
204767.27                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1326050                                 0.2500
241705.13                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1327300                                 0.2500
160921.73                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1327468                                 0.2500
149090.77                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1327776                                 0.2500
361163.68                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1329155                                 0.2500
122539.96                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1329251                                 0.2500
86092.42                                0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
6.5000                                  0.5750

1330031                                 0.2500
132143.85                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1330638                                 0.2500
153354.92                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1330825                                 0.2500
417310.81                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1330884                                 0.2500
88171.19                                0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1330960                                 0.2500
132677.68                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1331045                                 0.1250
95086.20                                0.0500
7.0000                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1331109                                 0.2500
111668.10                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1331369                                 0.3750
52898.65                                0.0500
7.1250                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1331802                                 0.2500
213856.48                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1331803                                 0.2500
48088.03                                0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1332254                                 0.2500
234071.49                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1332664                                 0.2500
148264.56                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1333322                                 0.2500
144372.54                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1334185                                 0.2500
138239.90                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
6.5000                                  0.5750

1334329                                 0.2500
72288.98                                0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1335732                                 0.2500
164749.06                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1335740                                 0.2500
232071.71                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1335787                                 0.2500
220880.20                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1336149                                 0.2500
176307.11                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1336209                                 0.2500
96426.52                                0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
6.5000                                  0.5750

1338372                                 0.2500
204920.25                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1338381                                 0.2500
136987.39                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1338438                                 0.2500
168251.94                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1338490                                 0.2500
185861.02                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1338789                                 0.2500
124265.14                               0.0500
7.2000                                  0.0000
6.9500                                  0.0000
6.9000
6.5000                                  0.4000

1338949                                 0.3750
109026.66                               0.0500
7.2500                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1339738                                 0.3750
246374.26                               0.0500
7.0000                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1339830                                 0.7500
155277.89                               0.0500
7.3750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1339839                                 0.2500
213982.22                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1340236                                 0.2500
171902.82                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1340363                                 0.2500
183282.25                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1341050                                 0.2500
135375.53                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1341783                                 0.2500
104018.70                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1341869                                 0.2500
285792.77                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1342043                                 0.2500
35583.49                                0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1342190                                 0.2500
97991.39                                0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
6.5000                                  0.5750

1342386                                 0.2500
164360.89                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1342517                                 0.2500
194849.35                               0.0500
6.2500                                  0.0000
6.0000                                  0.0000
5.9500
5.9500                                  0.0000

1342689                                 0.2500
155620.83                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1342821                                 0.2500
196328.70                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1343314                                 0.2500
142938.37                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1343567                                 0.2500
74768.08                                0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1343570                                 0.2500
116929.28                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1343807                                 0.2500
198602.31                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1344040                                 0.2500
159030.85                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1344271                                 0.1250
217371.02                               0.0500
7.0000                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1344605                                 0.2500
149090.02                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1344782                                 0.3750
299604.20                               0.0500
7.0000                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1345090                                 0.2500
128100.96                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1345159                                 0.2500
171579.43                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
6.5000                                  0.5750

1345331                                 0.2500
116203.07                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1345333                                 0.2500
115723.91                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1345722                                 0.2500
168032.56                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1346002                                 0.3750
192985.55                               0.0500
6.5000                                  0.0000
6.1250                                  0.0000
6.0750
6.0750                                  0.0000

1346384                                 0.2500
77399.20                                0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1346392                                 0.2500
89874.83                                0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1346434                                 0.2500
65765.45                                0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1346436                                 0.2500
145966.81                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1348228                                 0.2500
392043.19                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1348946                                 0.2500
167215.20                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1349114                                 0.2500
21565.97                                0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1349140                                 0.2500
136231.86                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1349158                                 0.3750
247591.93                               0.0500
7.1250                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1349708                                 0.2500
162347.74                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1349777                                 0.2500
157024.35                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1349801                                 0.2500
108207.93                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1349980                                 0.2500
125913.55                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1351037                                 0.2500
160992.24                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1351043                                 0.2500
156227.95                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1351552                                 0.2500
179837.46                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1351590                                 0.2500
205686.11                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
6.5000                                  0.5750

1351648                                 0.3750
146606.52                               0.0500
7.3750                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1351887                                 0.2500
137157.12                               0.0500
6.2500                                  0.0000
6.0000                                  0.0000
5.9500
5.9500                                  0.0000

1352007                                 0.2500
109418.24                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1352018                                 0.2500
157856.41                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1352284                                 0.2500
71077.34                                0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1352344                                 0.2500
136290.90                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1353598                                 0.2500
84360.23                                0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1354169                                 0.2500
38498.61                                0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1354540                                 0.2500
129924.56                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

1355015                                 0.2500
255744.14                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1355016                                 0.2500
130296.13                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

1355256                                 0.2500
189413.45                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1355453                                 0.2500
141481.42                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1355859                                 0.2500
229618.59                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1355933                                 0.2500
140025.48                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1355972                                 0.3750
199264.59                               0.0500
6.8750                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1356034                                 0.2500
168220.06                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1356053                                 0.2500
132500.28                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1356396                                 0.2500
230043.48                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1356646                                 0.2500
96858.43                                0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1357393                                 0.2500
237493.19                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1357457                                 0.2500
66469.68                                0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1358087                                 0.3750
155844.06                               0.0500
7.0000                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1358332                                 0.2500
90742.46                                0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1358739                                 0.2500
91081.64                                0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1361300                                 0.2500
140103.79                               0.0500
6.3750                                  0.0000
6.1250                                  0.0000
6.0750
6.0750                                  0.0000

1362026                                 0.2500
95611.82                                0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1362338                                 0.2500
192976.29                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1364196                                 0.2500
264010.45                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1364811                                 0.2500
178871.76                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1365861                                 0.2500
229259.73                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1365913                                 0.2500
135623.42                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1365917                                 0.2500
125610.36                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1365936                                 0.2500
78764.60                                0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

1365939                                 0.2500
22505.46                                0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

1365949                                 0.2500
135934.67                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1370630                                 0.2500
104735.18                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1371311                                 0.1250
199693.84                               0.0500
6.0000                                  0.0000
5.8750                                  0.0000
5.8250
5.8250                                  0.0000

1371555                                 0.2500
158280.86                               0.0500
6.9000                                  0.0000
6.6500                                  0.0000
6.6000
6.5000                                  0.1000

1372471                                 0.2500
84814.80                                0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1372666                                 0.2500
149172.95                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1372768                                 0.2500
186037.59                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1373445                                 0.2500
106210.87                               0.0500
7.2000                                  0.0000
6.9500                                  0.0000
6.9000
6.5000                                  0.4000

1375473                                 0.2500
54270.42                                0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1375918                                 0.1250
121996.17                               0.0500
7.2500                                  0.0000
7.1250                                  0.0000
7.0750
6.5000                                  0.5750

1375945                                 0.1250
156512.77                               0.0500
6.7500                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1375954                                 0.2500
170861.13                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1376122                                 0.1250
24880.04                                0.0500
6.8750                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1376182                                 0.2500
98738.26                                0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1376910                                 0.2500
93420.07                                0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1377130                                 0.1250
99716.01                                0.0500
7.0000                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1377405                                 0.2500
130464.77                               0.0500
6.9000                                  0.0000
6.6500                                  0.0000
6.6000
6.5000                                  0.1000

1377725                                 0.2500
142532.24                               0.0500
6.1250                                  0.0000
5.8750                                  0.0000
5.8250
5.8250                                  0.0000

1377809                                 0.2500
90166.17                                0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1377842                                 0.2500
66993.43                                0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1377892                                 0.6250
60204.66                                0.0500
7.5000                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1378375                                 0.1250
97440.55                                0.0500
6.3750                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

1378377                                 0.1250
134668.86                               0.0500
6.1250                                  0.0000
6.0000                                  0.0000
5.9500
5.9500                                  0.0000

1378403                                 0.1250
145102.10                               0.0500
7.2500                                  0.0000
7.1250                                  0.0000
7.0750
6.5000                                  0.5750

1378465                                 0.2500
136369.43                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1378468                                 0.2500
34213.42                                0.0500
6.7000                                  0.0000
6.4500                                  0.0000
6.4000
6.4000                                  0.0000

1379517                                 0.1250
141847.33                               0.0500
6.8750                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1405349                                 0.2500
22472.05                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
6.5000                                  2.8250

1416273                                 0.2500
12252.84                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
6.5000                                  2.9500

1416281                                 0.2500
28154.16                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
6.5000                                  2.5750

1417142                                 0.2500
284908.66                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
6.5000                                  1.9500

1419386                                 0.2500
26847.03                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
6.5000                                  2.7000

1419706                                 0.2500
14620.78                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
6.5000                                  2.9500

1420614                                 0.2500
10964.72                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
6.5000                                  2.7000

1421683                                 0.2500
49833.06                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
6.5000                                  2.7000

1423786                                 0.2500
11913.78                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
6.5000                                  2.9500

1424213                                 0.2500
15518.41                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
6.5000                                  2.0750

1431532                                 0.2500
32245.32                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
6.5000                                  2.3250

1432352                                 0.2500
17199.73                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
6.5000                                  1.7000

1434590                                 0.2500
13248.42                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
6.5000                                  2.0750

1434884                                 0.2500
30426.27                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
6.5000                                  1.7000

1435890                                 0.2500
26242.36                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
6.5000                                  2.2000

1442796                                 0.2500
16592.47                                0.0500
10.0000                                 0.0000
9.7500                                  0.0000
9.7000
6.5000                                  3.2000

1447692                                 0.2500
20170.19                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
6.5000                                  2.7000

1450036                                 0.2500
8433.57                                 0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
6.5000                                  2.8250

1454285                                 0.2500
58485.79                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
6.5000                                  1.8250

1462351                                 0.2500
24559.55                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
6.5000                                  2.4500

1464623                                 0.2500
25722.70                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
6.5000                                  2.4500

1466307                                 0.2500
57351.26                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
6.5000                                  2.7000

1468222                                 0.2500
29565.30                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
6.5000                                  2.2000

1472354                                 0.2500
14144.89                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
6.5000                                  2.0750

1604881                                 0.5000
28971.72                                0.0500
14.8900                                 0.0000
14.3900                                 0.0000
14.3400
6.5000                                  7.8400

1608877                                 0.5000
32810.69                                0.0500
13.2500                                 0.0000
12.7500                                 0.0000
12.7000
6.5000                                  6.2000

1740476                                 0.2500
286089.71                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1758468                                 0.2500
59429.27                                0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1758487                                 0.2500
47016.99                                0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1785130                                 0.2500
25763.42                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
6.5000                                  0.7000

1791689                                 0.2500
251836.68                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1795496                                 0.2500
253526.91                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1799495                                 0.2500
397709.26                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

1801879                                 0.2500
48905.25                                0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1805057                                 0.2500
266822.67                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1805805                                 0.2500
437182.01                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1806178                                 0.2500
256408.78                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1806244                                 0.2500
214296.58                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1806262                                 0.2500
158541.87                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1806270                                 0.2500
307741.88                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

1806331                                 0.2500
306394.04                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1806375                                 0.2500
723312.49                               0.0500
6.3750                                  0.0000
6.1250                                  0.0000
6.0750
6.0750                                  0.0000

1806400                                 0.2500
367408.35                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1806441                                 0.2500
290135.99                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1806457                                 0.2500
477898.67                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1808209                                 0.2500
257708.65                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1808301                                 0.2500
469529.90                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1811655                                 0.2500
91039.82                                0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1811727                                 0.2500
257768.92                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1811769                                 0.2500
42669.67                                0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1824043                                 0.2500
326955.60                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1828208                                 0.2500
278698.84                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1828449                                 0.2500
247122.04                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

1831528                                 0.2500
61621.29                                0.0500
6.3750                                  0.0000
6.1250                                  0.0000
6.0750
6.0750                                  0.0000

1845293                                 0.2500
257123.73                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1846674                                 0.2500
305000.00                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1847042                                 0.2500
26731.61                                0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
6.5000                                  0.5750

1847118                                 0.2500
132655.26                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
6.5000                                  0.5750

1847156                                 0.2500
309537.35                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1847167                                 0.2500
126905.55                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1847190                                 0.2500
192491.90                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
6.5000                                  0.5750

1847231                                 0.2500
297577.19                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

1847232                                 0.2500
293903.68                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

1847432                                 0.2500
388656.99                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1848469                                 0.2500
245596.57                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1849780                                 0.2500
362430.56                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1849783                                 0.2500
258447.23                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1851937                                 0.2500
179691.78                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1852383                                 0.2500
272729.28                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1852978                                 0.2500
169669.98                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
6.5000                                  0.5750

1852991                                 0.2500
175351.46                               0.0500
6.2500                                  0.0000
6.0000                                  0.0000
5.9500
5.9500                                  0.0000

1853626                                 0.2500
253108.06                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1853687                                 0.2500
123370.34                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1855150                                 0.2500
73856.80                                0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1856382                                 0.2500
179884.70                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1856435                                 0.2500
309196.31                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1856881                                 0.2500
338998.15                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1856883                                 0.2500
64961.47                                0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1856951                                 0.2500
250201.45                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1858313                                 0.2500
259877.83                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1859278                                 0.2500
245090.55                               0.0500
6.2500                                  0.0000
6.0000                                  0.0000
5.9500
5.9500                                  0.0000

1859602                                 0.2500
299636.66                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1859960                                 0.2500
270691.49                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1860077                                 0.2500
287554.80                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1860246                                 0.2500
308403.13                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1860265                                 0.2500
267147.62                               0.0500
6.0000                                  0.0000
5.7500                                  0.0000
5.7000
5.7000                                  0.0000

1860272                                 0.2500
206736.17                               0.0500
6.2500                                  0.0000
6.0000                                  0.0000
5.9500
5.9500                                  0.0000

1860280                                 0.2500
340153.48                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

1860282                                 0.2500
345780.25                               0.0500
6.2500                                  0.0000
6.0000                                  0.0000
5.9500
5.9500                                  0.0000

1860294                                 0.2500
197375.82                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1860298                                 0.2500
316352.24                               0.0500
6.2500                                  0.0000
6.0000                                  0.0000
5.9500
5.9500                                  0.0000

1860300                                 0.2500
388107.36                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1860301                                 0.2500
187749.99                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

1860489                                 0.2500
418366.29                               0.0500
6.3750                                  0.0000
6.1250                                  0.0000
6.0750
6.0750                                  0.0000

1861261                                 0.2500
253422.49                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1861275                                 0.2500
355726.12                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1863212                                 0.2500
178759.37                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1863312                                 0.2500
336527.91                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1864250                                 0.2500
349747.71                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

1865055                                 0.2500
255221.01                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1865188                                 0.2500
276369.00                               0.0500
6.1250                                  0.0000
5.8750                                  0.0000
5.8250
5.8250                                  0.0000

1867257                                 0.2500
195078.88                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
6.5000                                  0.8250

1867259                                 0.2500
270252.59                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1867759                                 0.2500
23234.95                                0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1868435                                 0.2500
344333.65                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1869147                                 0.2500
478820.83                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1869245                                 0.2500
309549.64                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1869252                                 0.2500
357242.28                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1871007                                 0.2500
442098.39                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1871023                                 0.2500
327553.86                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1871037                                 0.2500
403004.02                               0.0500
6.2500                                  0.0000
6.0000                                  0.0000
5.9500
5.9500                                  0.0000

1871399                                 0.2500
284628.98                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1871558                                 0.2500
204786.65                               0.0500
6.7000                                  0.0000
6.4500                                  0.0000
6.4000
6.4000                                  0.0000

1872457                                 0.2500
250468.79                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1872726                                 0.2500
162030.36                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1872954                                 0.2500
296207.13                               0.0500
6.3750                                  0.0000
6.1250                                  0.0000
6.0750
6.0750                                  0.0000

1873338                                 0.2500
443674.08                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1876216                                 0.2500
312534.85                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1892708                                 0.2500
331310.34                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1893912                                 0.2500
759789.25                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1894087                                 0.2500
58106.51                                0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1894678                                 0.2500
271887.05                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1896552                                 0.2500
101973.10                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1899885                                 0.2500
203802.11                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1900366                                 0.2500
356070.81                               0.0500
6.3750                                  0.0000
6.1250                                  0.0000
6.0750
6.0750                                  0.0000

1900615                                 0.2500
345490.57                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1902094                                 0.2500
179607.70                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1902420                                 0.2500
87545.10                                0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1903004                                 0.2500
455093.16                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1904988                                 0.2500
306460.29                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1905184                                 0.2500
467212.61                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1906874                                 0.2500
189586.41                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1907185                                 0.2500
510076.28                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1907343                                 0.2500
300330.86                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1912140                                 0.2500
397481.18                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1912156                                 0.2500
300424.04                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1912879                                 0.2500
414633.66                               0.0500
6.2500                                  0.0000
6.0000                                  0.0000
5.9500
5.9500                                  0.0000

1916547                                 0.2500
252299.88                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

1916665                                 0.2500
247641.22                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1923642                                 0.2500
276181.39                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

1924862                                 0.2500
293562.46                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1929942                                 0.2500
293973.62                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
6.5000                                  0.7000

1930224                                 0.2500
413337.79                               0.0500
6.3750                                  0.0000
6.1250                                  0.0000
6.0750
6.0750                                  0.0000

1930255                                 0.2500
307162.69                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1930448                                 0.2500
407865.12                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1933851                                 0.2500
322651.97                               0.0500
6.2500                                  0.0000
6.0000                                  0.0000
5.9500
5.9500                                  0.0000

1944887                                 0.2500
286571.94                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
6.5000                                  0.8250

1945401                                 0.2500
202746.77                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1952719                                 0.2500
321045.18                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
6.5000                                  0.9500

1954559                                 0.2500
476400.27                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1962252                                 0.2500
360513.66                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1964200                                 0.2500
225548.34                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

1974207                                 0.2500
59325.57                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
6.5000                                  2.0750

2673792                                 0.2500
344892.34                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

2673833                                 0.2500
275201.50                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

2716303                                 0.2500
477561.75                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

2716318                                 0.2500
475124.43                               0.0500
6.2500                                  0.0000
6.0000                                  0.0000
5.9500
5.9500                                  0.0000

2716322                                 0.2500
375856.54                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

2716360                                 0.2500
476976.83                               0.0500
6.1250                                  0.0000
5.8750                                  0.0000
5.8250
5.8250                                  0.0000

2716364                                 0.2500
412248.27                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

2716366                                 0.2500
487288.13                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

2716381                                 0.2500
300456.63                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

2716387                                 0.2500
270190.38                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

2717573                                 0.2500
70743.42                                0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

2727627                                 0.2500
476832.77                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

2727628                                 0.2500
190193.48                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
6.5000                                  0.7000

2727709                                 0.2500
323130.30                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

2727710                                 0.2500
275470.46                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

2727734                                 0.2500
266108.78                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

2733198                                 0.2500
286240.70                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

2733235                                 0.2500
286391.36                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

2733260                                 0.2500
328507.20                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

2734666                                 0.2500
315564.04                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

2736418                                 0.2500
161066.46                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

2769651                                 0.2500
274819.41                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

2770936                                 0.2500
234007.96                               0.0500
7.0500                                  0.0000
6.8000                                  0.0000
6.7500
6.5000                                  0.2500

2770958                                 0.2500
355989.09                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

2791853                                 0.2500
296266.73                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

2799578                                 0.2500
266100.26                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

2799587                                 0.2500
273964.73                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

2799593                                 0.2500
307327.36                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

2801541                                 0.2500
48328.40                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
6.5000                                  0.7000

2814142                                 0.2500
293146.10                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

2849665                                 0.2500
463440.01                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

2865408                                 0.2500
62267.52                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
6.5000                                  1.8250

2881300                                 0.2500
274799.79                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
6.5000                                  0.7000

2881316                                 0.2500
308843.25                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

2883711                                 0.2500
367530.11                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
6.5000                                  0.7000

2886872                                 0.2500
288095.84                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

2890330                                 0.2500
274742.29                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

2893442                                 0.2500
509636.23                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

2914083                                 0.2500
341275.01                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
6.5000                                  1.4500

2914091                                 0.2500
280784.28                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

2925401                                 0.2500
279830.83                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

2926446                                 0.2500
399922.92                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
6.5000                                  0.8250

2926641                                 0.2500
63105.65                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
6.5000                                  1.0750

2929146                                 0.2500
480652.06                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

2929156                                 0.2500
287542.53                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
6.5000                                  1.2000

2929163                                 0.2500
263240.18                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
6.5000                                  0.5750

2929196                                 0.2500
323508.62                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

2930361                                 0.2500
270029.76                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

2930403                                 0.2500
305493.71                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
6.5000                                  0.5750

2930411                                 0.2500
390655.36                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

2930420                                 0.2500
300685.07                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
6.5000                                  0.8250

2930426                                 0.2500
384222.71                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
6.5000                                  0.8250

2930463                                 0.2500
416950.81                               0.0500
6.2500                                  0.0000
6.0000                                  0.0000
5.9500
5.9500                                  0.0000

2930480                                 0.2500
297605.25                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

2960260                                 0.2500
255617.57                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

2975862                                 0.2500
74344.57                                0.0500
10.0000                                 0.0000
9.7500                                  0.0000
9.7000
6.5000                                  3.2000

3048104                                 0.2500
273836.01                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
6.5000                                  0.9500

3147457                                 0.2500
243725.48                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
6.5000                                  0.9500

3152784                                 0.2500
350424.53                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
6.5000                                  0.5750

3169222                                 0.2500
471406.53                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

3185514                                 0.2500
360832.75                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
6.5000                                  0.8250

3194631                                 0.2500
190995.14                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

3194633                                 0.2500
757339.11                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

3218522                                 0.2500
510037.27                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

3229094                                 0.2500
32024.62                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
6.5000                                  2.0750

3298932                                 0.2500
342977.84                               0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
6.5000                                  1.3250

3544517                                 0.2500
268111.08                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
6.5000                                  1.4500

4596390                                 0.2500
148374.17                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
6.5000                                  0.7000

4628888                                 0.2500
303729.52                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

4680149                                 0.2500
485543.75                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

4694021                                 0.2500
393307.55                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

4728371                                 0.2500
340880.72                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

4777376                                 0.2500
301145.80                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

4783327                                 0.2500
416923.50                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

4921014                                 0.2500
298293.90                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

5017344                                 0.2500
328103.53                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

5024688                                 0.2500
333109.71                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

5039517                                 0.2500
376810.24                               0.0500
6.3750                                  0.0000
6.1250                                  0.0000
6.0750
6.0750                                  0.0000

5060324                                 0.2500
194591.68                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

5061307                                 0.2500
291349.25                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

5076671                                 0.2500
330154.82                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

5100448                                 0.2500
337066.07                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

5136921                                 0.2500
338190.73                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

5161874                                 0.2500
237187.98                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

5163695                                 0.2500
428226.75                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

5168952                                 0.2500
381415.31                               0.0500
6.1250                                  0.0000
5.8750                                  0.0000
5.8250
5.8250                                  0.0000

5173514                                 0.5000
260222.19                               0.0500
7.0000                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

5173515                                 0.7500
354670.40                               0.0500
7.2500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

5173517                                 0.3750
361490.87                               0.0500
6.8750                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

5173522                                 0.5000
482229.55                               0.0500
7.0000                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

5173523                                 0.3750
397841.57                               0.0500
6.8750                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

5173530                                 0.2500
120257.10                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

5173531                                 0.2500
205647.85                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

5173533                                 0.7500
101334.45                               0.0500
7.3750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

5173534                                 0.3750
267296.88                               0.0500
6.8750                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

5173540                                 0.3750
405030.90                               0.0500
6.8750                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

5173543                                 0.2500
377514.91                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

5173546                                 0.3750
231931.49                               0.0500
6.8750                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

5173550                                 0.3750
364604.57                               0.0500
6.8750                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

5173552                                 0.2500
699341.87                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

5173808                                 0.5000
300971.01                               0.0500
7.0000                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

5173812                                 0.2500
319631.12                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

5176347                                 0.2500
433824.50                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

5183237                                 0.2500
326195.96                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

5194269                                 0.2500
483083.91                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

5202467                                 0.2500
392132.00                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

5207510                                 0.2500
344079.53                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

5229420                                 0.2500
304904.65                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

5231265                                 0.2500
229865.11                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

5236351                                 0.2500
398768.69                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

5244518                                 0.2500
305881.82                               0.0500
6.3750                                  0.0000
6.1250                                  0.0000
6.0750
6.0750                                  0.0000

5253711                                 0.2500
353549.01                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

5253936                                 0.3750
341799.86                               0.0500
6.8750                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

5253960                                 0.3750
260156.78                               0.0500
6.8750                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

5253964                                 0.5000
216333.40                               0.0500
7.0000                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

5253970                                 0.7500
88099.20                                0.0500
7.2500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

5253975                                 0.2500
263437.35                               0.0500
6.3750                                  0.0000
6.1250                                  0.0000
6.0750
6.0750                                  0.0000

5259014                                 0.2500
415659.28                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

5308880                                 0.2500
295867.42                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

5339857                                 0.2500
529430.55                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

5343493                                 0.2500
307719.11                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

5343619                                 0.2500
501909.91                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

5343703                                 0.2500
319349.66                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

5379023                                 0.2500
573819.63                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

5387360                                 0.2500
412728.22                               0.0500
6.3750                                  0.0000
6.1250                                  0.0000
6.0750
6.0750                                  0.0000

5413423                                 0.2500
549568.46                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

5413428                                 0.2500
309932.82                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

5413429                                 0.5000
139057.49                               0.0500
7.0000                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

5413433                                 0.3750
552053.37                               0.0500
6.8750                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

5413435                                 0.6250
494371.94                               0.0500
7.1250                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

5425124                                 0.2500
424539.17                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

5427990                                 0.2500
138765.56                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

5468589                                 0.2500
395050.30                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

5473291                                 0.2500
440116.70                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

5477869                                 0.2500
449721.28                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

5479332                                 0.2500
315881.02                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

5503596                                 0.2500
297510.31                               0.0500
6.3750                                  0.0000
6.1250                                  0.0000
6.0750
6.0750                                  0.0000

5506484                                 0.2500
345488.26                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

5528657                                 0.2500
320750.45                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

5537471                                 0.2500
265818.31                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

5537512                                 0.2500
352448.82                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

5537522                                 0.2500
374278.08                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

5537532                                 0.2500
281107.95                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

5560513                                 0.2500
312598.67                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

5600784                                 0.2500
327571.26                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

5603692                                 0.2500
312721.91                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
6.5000                                  0.5750

5614958                                 0.2500
226199.90                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

5623103                                 0.5000
40611.47                                0.0500
7.1250                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

5623132                                 0.6250
336508.49                               0.0500
6.8750                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

5623134                                 0.5000
283437.57                               0.0500
6.7500                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

5634282                                 0.2500
377542.55                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

5639682                                 0.2500
38329.50                                0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

5648588                                 0.2500
336287.45                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

5666669                                 0.2500
309207.07                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

5725302                                 0.2500
449491.64                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

Total Number of Loans:                  467

Total Original Balance:                 184,476,675.02

Total Principal Balance:                109,318,694.54

Total Original P+I:                     1,658,805.00

Total Current P+I:                      1,658,805.00

                                                    EXHIBIT F-2

                                              GROUP II LOAN SCHEDULE

                                                 (Filed Manually)


Fixed Rate Loan
Loan Number   S/S Code    Payment Type       Original Bal       Loan Feature
                          Orig Term          Principal Bal      # of Units
                          Orig Rate          Original PI        LTV
                          Net Curr           Current PI
City          State  Zip  Loan Purp          Note Date          MI Co Code
Servicer Loan #           Prop Type          First Pay Date     MI Coverage
Seller Loan   #           Occup Code         Maturity Date
Investor Loan #
1342898       487/X14     F                  515,000.00         ZZ
                          360                399,867.15         1
                          6.8750             3383.18            70
                          6.6250             3383.18
WALL TOWNSHIP NJ 07719    2                  09/22/93           00
8012843390                05                 11/01/93           0.0000
7000039689                O                  10/01/23
0

1349639       612/985     F                  468,000.00         ZZ
                          360                394,331.67         1
                          7.0000             3113.62            80
                          6.7500             3113.62
BARRINGTON    IL 60010    1                  08/31/93           00
0201200250                05                 10/01/93           0.0000
70015532                  O                  09/01/23
0

1349698       588/G06     F                  261,000.00         ZZ
                          360                159,075.60         1
                          6.8750             1714.59            90
                          6.6250             1714.59
TWNSP OF BRIDGNJ 08807    1                  10/06/93           11
0690024625                05                 12/01/93           20.0000
930701075                 O                  11/01/23
0

1350079       635/447     F                  424,000.00         ZZ
                          360                356,256.17         1
                          6.8750             2785.38            80
                          6.6250             2785.38
RANDOLPH      NJ 07869    1                  08/19/93           00
4076207                   05                 10/01/93           0.0000
3271483                   O                  09/01/23
0

1350626       560/560     F                  350,000.00         ZZ
                          360                294,079.84         1
                          6.8750             2299.25            68
                          6.7500             2299.25
LONG GROVE    IL 60047    1                  08/26/93           00
221007545                 05                 10/01/93           0.0000
401400205                 O                  09/01/23
0

1352613       575/076     F                  230,000.00         ZZ
                          360                191,887.98         1
                          6.8750             1510.94            77
                          6.6250             1510.94
BOCA RATON    FL 33434    1                  08/25/93           00
11425646                  05                 10/01/93           0.0000
8544546                   O                  09/01/23
0

1352696       444/X14     F                  430,000.00         ZZ
                          360                360,564.65         1
                          6.8750             2824.79            78
                          6.6250             2824.79
HINSDALE      IL 60521    1                  08/23/93           00
8008747373                05                 10/01/93           0.0000
6668594                   O                  09/01/23
0

1353621       052/670     F                  570,000.00         ZZ
                          360                475,399.66         1
                          6.6250             3649.78            75
                          6.3750             3649.78
CHATSWORTH    CA 91311    2                  10/29/93           00
3120466393                05                 12/01/93           0.0000
270632                    O                  11/01/23
0

1354129       444/X14     F                  310,800.00         ZZ
                          360                261,792.46         1
                          7.0000             2067.76            90
                          6.7500             2067.76
FAIRFAX       VA 22033    1                  08/26/93           04
8008556782                03                 10/01/93           20.0000
6712913                   O                  09/01/23
0

1354523       686/686     F                  101,200.00         ZZ
                          360                85,177.05          1
                          6.9000             666.51             75
                          6.6500             666.51
JUPITER       FL 33478    1                  10/01/93           00
0815265467                05                 11/01/93           0.0000
030815265467              O                  10/01/23
0

1355218       686/686     F                  430,000.00         ZZ
                          360                361,529.28         1
                          7.0000             2860.81            75
                          6.7500             2860.81
SAN DIEGO     CA 92103    5                  09/10/93           00
0815260674                05                 11/01/93           0.0000
030815260674              O                  10/01/23
0

1355231       686/686     F                  170,000.00         ZZ
                          360                138,510.48         1
                          6.9500             1125.32            67
                          6.7000             1125.32
DAVIE         FL 33324    2                  09/10/93           00
0815385323                09                 11/01/93           0.0000
030815385323              O                  10/01/23
0

1365443       052/670     F                  320,000.00         ZZ
                          300                245,873.14         1
                          6.8750             2236.24            50
                          6.6250             2236.24
WESTPORT      CT 06880    2                  11/05/93           00
3120463293                05                 01/01/94           0.0000
270493                    O                  12/01/18
0

1365821       443/M32     F                  356,250.00         ZZ
                          360                285,245.98         1
                          6.8750             2340.31            72
                          6.6250             2340.31
WEST COVINA   CA 91791    5                  10/27/93           00
007039977                 05                 12/01/93           0.0000
21019002205               O                  11/01/23
0

1365978       076/076     F                  244,800.00         ZZ
                          360                203,300.83         1
                          6.8750             1608.17            90
                          6.6250             1608.17
CARY          NC 27513    1                  11/18/93           04
13446152                  03                 01/01/94           17.0000
3446152                   O                  12/01/23
0

1365991       076/076     F                  284,000.00         ZZ
                          360                240,102.95         1
                          6.8750             1865.68            76
                          6.6250             1865.68
ALEXANDRIA    VA 22308    2                  11/03/93           00
13601742                  05                 01/01/94           0.0000
3601742                   O                  12/01/23
0

1366228       169/134     F                  359,000.00         ZZ
                          360                303,509.97         1
                          6.8750             2358.38            77
                          6.6250             2358.38
CHICAGO       IL 60657    2                  11/24/93           00
0020797262                05                 01/01/94           0.0000
5412404                   O                  12/01/23
0

1366249       169/134     F                  260,000.00         ZZ
                          360                219,947.55         1
                          7.0000             1729.79            68
                          6.7500             1729.79
LAKE FOREST   IL 60045    1                  10/28/93           00
0020797296                05                 12/01/93           0.0000
5412749                   O                  11/01/23
0

1366330       028/076     F                  444,000.00         ZZ
                          360                353,529.50         1
                          7.0000             2953.95            75
                          6.7500             2953.95
WASHINGTON    DC 20002    5                  11/09/93           00
11439546                  05                 01/01/94           0.0000
320258                    O                  12/01/23
0

1366398       403/076     F                  484,000.00         ZZ
                          360                410,019.80         1
                          6.8750             3179.54            42
                          6.6250             3179.54
GREENWICH     CT 06831    2                  12/03/93           00
11438136                  05                 02/01/94           0.0000
1950252                   O                  01/01/24
0

1366409       403/076     F                  420,000.00         ZZ
                          360                355,436.90         1
                          6.8750             2759.11            60
                          6.6250             2759.11
GREENWICH     CT 06870    5                  11/30/93           00
11437326                  05                 02/01/94           0.0000
1947431                   O                  01/01/24
0

1367321       201/M32     F                  288,000.00         ZZ
                          360                241,882.88         1
                          6.7500             1867.97            90
                          6.5000             1867.97
FAIR HAVEN    NJ 07704    1                  11/30/93           04
305565467                 05                 01/01/94           17.0000
180071644                 O                  12/01/23
0

1377651       491/S48     F                  480,000.00         ZZ
                          360                403,658.63         1
                          6.7500             3113.28            80
                          6.6250             3113.28
BERKELEY      CA 94708    1                  10/14/93           00
4000336844                05                 12/01/93           0.0000
0336840                   O                  11/01/23
0

1379357       487/X14     F                  170,000.00         ZZ
                          360                145,601.72         2
                          7.0000             1131.01            50
                          6.7500             1131.01
BROOKLYN      NY 11231    2                  03/28/94           00
8012863422                07                 06/01/94           0.0000
0365809                   O                  05/01/24
0

1379925       403/M32     F                  420,000.00         ZZ
                          360                351,962.50         1
                          6.8750             2759.11            80
                          6.7500             2759.11
CHESHIRE      CT 06410    1                  03/18/94           00
009702846                 05                 05/01/94           0.0000
1971142                   O                  04/01/24
0

1381085       083/M32     F                  319,500.00         ZZ
                          360                273,113.38         1
                          7.0000             2125.65            90
                          6.8750             2125.65
CARY          NC 27511    1                  03/25/94           10
009706623                 05                 05/01/94           22.0000
541883                    O                  04/01/24
0

1722533       637/G02     F                  132,400.00         ZZ
                          360                121,043.84         1
                          7.0000             880.86             84
                          6.7500             880.86
CHARLOTTE     NC 28269    5                  04/24/98           11
0430823120                05                 06/01/98           12.0000
8851859                   O                  05/01/28
0

1751593       267/943     F                  388,000.00         ZZ
                          360                321,411.58         1
                          7.0000             2581.38            80
                          6.7500             2581.38
CYPRESS       CA 90630    1                  05/08/98           00
541423807                 05                 07/01/98           0.0000
4238079                   O                  06/01/28
0

1754266       267/943     F                  440,000.00         ZZ
                          360                394,575.49         2
                          6.7500             2853.84            53
                          6.5000             2853.84
MANHATTAN BEACCA 90266    1                  05/16/98           00
541424328                 05                 07/01/98           0.0000
4243286                   O                  06/01/28
0

1762482       G52/G02     F                  63,000.00          ZZ
                          360                58,219.13          1
                          6.8750             413.87             95
                          6.6250             413.87
GLENDALE      AZ 85301    2                  04/15/98           31
0430873141                09                 06/01/98           30.0000
98100444                  O                  05/01/28
0

1764354       354/S48     F                  479,900.00         ZZ
                          360                432,874.41         1
                          6.6250             3072.85            80
                          6.3750             3072.85
CHARLOTTE     NC 28277    1                  04/02/98           00
0021699095                03                 06/01/98           0.0000
21699095                  O                  05/01/28
0

1769597       976/076     F                  378,000.00         ZZ
                          360                346,708.19         1
                          7.0000             2514.85            90
                          6.7500             2514.85
MECHANICSBURG PA 17055    2                  05/08/98           11
14165703                  05                 07/01/98           25.0000
5295130                   O                  06/01/28
0

1817051       025/025     F                  341,200.00         ZZ
                          360                315,561.86         1
                          6.6250             2184.74            75
                          6.3750             2184.74
ARLINGTON     VA 22207    2                  07/06/98           00
0005717053                05                 09/01/98           0.0000
571705                    O                  08/01/28
0

1826928       144/144     F                  356,000.00         ZZ
                          360                331,586.06         1
                          6.7500             2309.01            75
                          6.5000             2309.01
POUND RIDGE   NY 10576    5                  11/19/98           00
16063019400000            05                 01/01/99           0.0000
160410779                 O                  12/01/28
0

1827944       E22/G01     F                  137,800.00         ZZ
                          360                128,006.99         1
                          7.0000             916.79             80
                          6.7500             916.79
CORINTH       TX 76205    1                  09/30/98           00
0411077704                03                 11/01/98           0.0000
411077704                 O                  10/01/28
0

1830431       A50/074     F                  269,600.00         ZZ
                          360                250,764.78         1
                          6.7500             1748.62            80
                          6.5000             1748.62
ATLANTA       GA 30307    1                  10/14/98           00
0909950480                05                 12/01/98           0.0000
116734                    O                  11/01/28
0

1830730       637/G01     F                  380,000.00         ZZ
                          360                353,725.23         1
                          6.8750             2496.33            59
                          6.6250             2496.33
LOS ALTOS     CA 94024    2                  10/20/98           00
0431096460                05                 12/01/98           0.0000
0013429469                O                  11/01/28
0

1833511       253/253     F                  421,500.00         ZZ
                          360                393,274.72         1
                          7.0000             2804.26            68
                          6.7500             2804.26
BATON ROUGE   LA 70809    2                  10/21/98           00
922069                    05                 12/01/98           0.0000
922069                    O                  11/01/28
0

1841942       J95/J95     F                  337,500.00         ZZ
                          360                85,313.10          1
                          6.8750             2217.14            73
                          6.6250             2217.14
SAN ANSELMO   CA 94960    2                  10/05/98           00
0016177172                05                 12/01/98           0.0000
16177172                  O                  11/01/28
0

1842124       076/076     F                  640,000.00         ZZ
                          360                576,498.24         1
                          6.7500             4151.03            80
                          6.5000             4151.03
TOWN AND COUNTMO 63131    1                  08/07/98           00
17315490                  05                 10/01/98           0.0000
7315490                   O                  09/01/28
0

1842997       601/G01     F                  255,000.00         T
                          360                236,307.30         1
                          6.5000             1611.78            80
                          6.2500             1611.78
VIRGINIA BEACHVA 23454    1                  10/20/98           00
0431119486                05                 12/01/98           0.0000
12880522                  O                  11/01/28
0

1845371       601/G01     F                  361,250.00         ZZ
                          360                337,007.33         1
                          7.0000             2403.41            85
                          6.7500             2403.41
ALBUQUERQUE   NM 87111    2                  10/23/98           01
0431120153                03                 12/01/98           12.0000
1284246                   O                  11/01/28
0

1846507       696/G01     F                  416,000.00         ZZ
                          360                384,702.04         1
                          6.2500             2561.38            80
                          6.0000             2561.38
MCLEAN        VA 22101    1                  11/25/98           00
0431116441                05                 01/01/99           0.0000
2238193                   O                  12/01/28
0

1847540       J95/J95     F                  399,200.00         ZZ
                          360                370,723.82         1
                          6.7500             2589.20            80
                          6.5000             2589.20
FALL CITY     WA 98024    1                  09/24/98           00
0012972329                05                 11/01/98           0.0000
0012972329                O                  10/01/28
0

1848583       822/G01     F                  400,000.00         ZZ
                          360                370,198.08         1
                          6.2500             2462.87            41
                          6.0000             2462.87
PRINCETON     NJ 08540    1                  11/04/98           00
0431123488                05                 01/01/99           0.0000
3606002947                O                  12/01/28
0

1848948       J95/J95     F                  336,000.00         ZZ
                          360                288,508.94         1
                          6.7500             2179.29            80
                          6.5000             2179.29
WOODBRIDGE    NJ 07095    1                  10/30/98           00
0009339052                05                 12/01/98           0.0000
9339052                   O                  11/01/28
0

1849315       E22/G01     F                  547,000.00         ZZ
                          360                511,030.41         1
                          7.0000             3639.20            59
                          6.7500             3639.20
LAS VEGAS     NV 89134    2                  11/19/98           00
0411109192                03                 01/01/99           0.0000
411109192                 O                  12/01/28
0

1852085       J95/J95     F                  481,600.00         ZZ
                          360                448,438.14         2
                          6.8750             3163.77            80
                          6.6250             3163.77
MANHATTAN BEACCA 90266    1                  10/02/98           00
0013511092                05                 12/01/98           0.0000
0013511092                O                  11/01/28
0

1852131       J95/J95     F                  393,600.00         ZZ
                          360                365,539.55         1
                          6.6250             2520.26            80
                          6.3750             2520.26
STERLING      VA 20165    1                  10/30/98           00
0013237805                03                 12/01/98           0.0000
0013237805                O                  11/01/28
0

1852893       543/M32     F                  350,000.00         ZZ
                          360                324,326.15         1
                          6.8750             2299.26            80
                          6.6250             2299.26
WATERTOWN     MA 02172    1                  06/18/98           00
307001234                 05                 08/01/98           0.0000
7210593528                O                  07/01/28
0

1853071       E22/G01     F                  586,800.00         ZZ
                          360                548,212.38         1
                          7.0000             3904.00            80
                          6.7500             3904.00
DALLAS        TX 75225    1                  11/25/98           00
0411056724                05                 01/01/99           0.0000
411056724                 O                  12/01/28
0

1853225       F28/G01     F                  259,250.00         ZZ
                          360                240,839.80         1
                          7.0000             1724.80            86
                          6.7500             1724.80
ACWORTH       GA 30101    1                  09/11/98           10
0431155274                03                 11/01/98           25.0000
4153516                   O                  10/01/28
0

1853328       F28/G01     F                  356,000.00         ZZ
                          360                331,848.09         1
                          7.0000             2368.48            85
                          6.7500             2368.48
BALTIMORE     MD 21210    1                  10/16/98           04
0431160696                01                 12/01/98           20.0000
4303400                   O                  11/01/28
0

1854103       543/M32     F                  528,000.00         ZZ
                          360                489,104.51         1
                          6.7500             3424.60            80
                          6.5000             3424.60
WELLESLEY     MA 02181    1                  08/17/98           00
307003758                 05                 10/01/98           0.0000
7210667662                O                  09/01/28
0

1854832       E22/G01     F                  340,500.00         ZZ
                          360                318,382.83         1
                          7.0000             2265.35            75
                          6.7500             2265.35
MILL VALLEY   CA 94941    1                  12/01/98           00
0411117963                05                 02/01/99           0.0000
411117963                 O                  01/01/29
0

1854834       E22/G01     F                  310,000.00         ZZ
                          360                289,985.50         1
                          7.0000             2062.44            73
                          6.7500             2062.44
WOODINVILLE   WA 98072    5                  12/01/98           00
0411140130                05                 02/01/99           0.0000
411140130                 O                  01/01/29
0

1856445       964/G01     F                  377,600.00         ZZ
                          360                346,196.52         1
                          6.8750             2480.56            80
                          6.6250             2480.56
CAMPBELL      CA 95008    1                  10/07/98           00
0431142041                05                 12/01/98           0.0000
41889                     O                  11/01/28
0

1856502       F28/G01     F                  316,000.00         T
                          360                294,001.81         1
                          6.8750             2075.90            80
                          6.6250             2075.90
AVENTURA      FL 33180    2                  09/24/98           00
0431153428                06                 11/01/98           0.0000
4091427                   O                  10/01/28
0

1857276       195/G01     F                  360,000.00         ZZ
                          360                335,360.92         1
                          6.7500             2334.96            80
                          6.5000             2334.96
RADNOR        PA 19087    1                  12/15/98           00
0431159490                05                 02/01/99           0.0000
61112                     O                  01/01/29
0

1857326       J95/J95     F                  441,000.00         ZZ
                          360                409,715.48         1
                          6.8750             2897.06            75
                          6.6250             2897.06
GILROY        CA 95020    2                  11/10/98           00
0013550801                03                 01/01/99           0.0000
0013550801                O                  12/01/28
0

1857445       E22/G01     F                  368,000.00         ZZ
                          360                312,644.22         1
                          7.0000             2448.31            80
                          6.7500             2448.31
ARLINGTON     TX 76016    1                  12/17/98           00
0411210321                03                 02/01/99           0.0000
411210321                 O                  01/01/29
0

1857714       076/076     F                  462,000.00         ZZ
                          360                429,234.03         1
                          6.7500             2996.52            84
                          6.5000             2996.52
NIXA          MO 65714    2                  11/12/98           12
17413144                  05                 01/01/99           12.0000
7413144                   O                  12/01/28
0

1858031       J95/J95     F                  426,000.00         ZZ
                          360                393,913.72         1
                          6.7500             2763.03            65
                          6.5000             2763.03
MANHATTAN BEACCA 90266    2                  11/02/98           00
0013562160                05                 01/01/99           0.0000
0013562160                O                  12/01/28
0

1858118       637/G01     F                  568,500.00         ZZ
                          360                529,287.27         1
                          6.8750             3734.64            59
                          6.6250             3734.64
CARLSBAD      CA 92008    2                  11/24/98           00
0431178946                05                 01/01/99           0.0000
0015120702                O                  12/01/28
0

1858426       J95/J95     F                  420,000.00         ZZ
                          360                371,216.31         1
                          6.5000             2654.69            85
                          6.2500             2654.69
REISTERSTOWN  MD 21136    1                  11/23/98           10
0009394230                05                 01/01/99           12.0000
0009394230                O                  12/01/28
0

1858429       J95/J95     F                  559,200.00         ZZ
                          360                521,645.69         1
                          6.8750             3673.55            80
                          6.6250             3673.55
RESTON        VA 20191    1                  11/19/98           00
0009590829                03                 01/01/99           0.0000
0009590829                O                  12/01/28
0

1858881       E22/G01     F                  93,600.00          ZZ
                          360                87,028.11          1
                          6.5000             591.62             80
                          6.2500             591.62
IRVING        TX 75062    1                  12/21/98           00
0410941652                05                 02/01/99           0.0000
410941652                 O                  01/01/29
0

1859292       E45/E45     F                  353,600.00         ZZ
                          360                329,063.77         1
                          7.0000             2352.51            80
                          6.7500             2352.51
DUNWOODY      GA 30338    1                  08/31/98           00
00000000004217            03                 10/01/98           0.0000
42174                     O                  09/01/28
0

1859715       P60/P60     F                  344,000.00         T
                          360                319,252.23         1
                          6.5000             2174.31            80
                          6.2500             2174.31
LONG BEACH TOWNJ 08008    1                  11/23/98           00
32870                     05                 01/01/99           0.0000
32870                     O                  12/01/28
0

1860155       K21/G01     F                  374,400.00         ZZ
                          360                350,166.03         1
                          6.8750             2459.54            78
                          6.6250             2459.54
LOS ANGELES   CA 90210    2                  01/08/99           00
0431200682                05                 03/01/99           0.0000
9910627                   O                  02/01/29
0

1860486       196/196     F                  250,000.00         ZZ
                          360                229,847.76         1
                          5.8750             1478.85            75
                          5.6250             1478.85
SHOREVIEW     MN 55126    1                  10/09/98           00
1162549                   05                 12/01/98           0.0000
1162549                   O                  11/01/28
0

1860496       201/G01     F                  370,000.00         ZZ
                          360                336,367.18         1
                          6.6250             2369.16            80
                          6.3750             2369.16
ATLANTA       GA 30319    1                  10/09/98           00
0431166958                03                 12/01/98           0.0000
505004                    O                  11/01/28
0

1860508       201/G01     F                  384,000.00         ZZ
                          360                357,741.26         1
                          6.8750             2522.61            68
                          6.6250             2522.61
DULUTH        GA 30097    2                  10/23/98           00
0431166891                03                 12/01/98           0.0000
505144                    O                  11/01/28
0

1861064       E22/G01     F                  376,000.00         ZZ
                          360                351,207.25         1
                          6.8750             2470.05            80
                          6.6250             2470.05
DOVE CANYON   CA 92679    1                  12/23/98           00
0411201098                03                 02/01/99           0.0000
411201098                 O                  01/01/29
0

1861518       201/G01     F                  380,000.00         ZZ
                          360                353,466.74         1
                          6.7500             2464.67            89
                          6.5000             2464.67
THE TWP OF MONNJ 08502    1                  10/30/98           04
0431167048                05                 12/01/98           25.0000
1309010906                O                  11/01/28
0

1861927       811/G01     F                  400,000.00         ZZ
                          360                373,898.85         1
                          7.0000             2661.21            77
                          6.7500             2661.21
PIEDMONT      CA 94611    1                  12/22/98           00
0431164334                05                 02/01/99           0.0000
FM02104612                O                  01/01/29
0

1861938       811/G01     F                  363,200.00         ZZ
                          360                339,750.87         1
                          7.0000             2416.38            80
                          6.7500             2416.38
SAN JOSE      CA 95120    1                  12/24/98           00
0431164219                05                 02/01/99           0.0000
FM02208327                O                  01/01/29
0

1862788       E22/G01     F                  504,000.00         ZZ
                          360                459,439.22         1
                          6.8750             3310.92            75
                          6.6250             3310.92
HOUSTON       TX 77041    2                  12/23/98           00
0411213747                05                 02/01/99           0.0000
411213747                 O                  01/01/29
0

1863035       B60/G01     F                  313,800.00         ZZ
                          360                279,140.33         1
                          6.5000             1983.43            67
                          6.2500             1983.43
WEST HILL AREACA 91307    2                  12/12/98           00
0431171354                03                 02/01/99           0.0000
261150                    O                  01/01/29
0

1863126       638/G01     F                  256,500.00         ZZ
                          360                235,368.63         1
                          7.0000             1706.50            75
                          6.7500             1706.50
BURBANK       CA 91501    2                  12/17/98           00
0431170877                05                 02/01/99           0.0000
08816851                  O                  01/01/29
0

1863569       638/G01     F                  350,000.00         ZZ
                          360                327,281.76         1
                          7.0000             2328.56            80
                          6.7500             2328.56
ENGLEWOOD     CO 80111    1                  12/29/98           00
0431171958                03                 02/01/99           0.0000
8833774                   O                  01/01/29
0

1863867       F27/F27     F                  340,000.00         ZZ
                          360                312,342.44         1
                          6.6250             2177.06            80
                          6.3750             2177.06
LEESBURG      VA 20175    1                  12/01/98           00
6060061643                05                 02/01/99           0.0000
6060021846                O                  01/01/29
0

1864258       721/G01     F                  440,000.00         ZZ
                          360                405,209.20         1
                          6.7500             2855.17            65
                          6.5000             2855.17
WASHINGTON    MO 63090    2                  11/16/98           00
0431179100                03                 01/01/99           0.0000
000                       O                  12/01/28
0

1864714       E22/G01     F                  437,650.00         ZZ
                          360                408,097.78         1
                          6.7500             2838.59            26
                          6.5000             2838.59
GLENBROOK     NV 89413    2                  12/24/98           00
0411187784                05                 02/01/99           0.0000
411187784                 O                  01/01/29
0

1864980       638/G01     F                  434,000.00         ZZ
                          360                402,623.29         1
                          7.0000             2887.41            79
                          6.7500             2887.41
SALT LAKE CITYUT 84121    5                  12/30/98           00
0431180017                05                 03/01/99           0.0000
08835898                  O                  02/01/29
0

1865877       E22/G01     F                  452,000.00         ZZ
                          360                422,742.92         1
                          6.8750             2969.32            80
                          6.6250             2969.32
PETALUMA      CA 94954    2                  01/04/99           00
0411217490                05                 03/01/99           0.0000
411217490                 O                  02/01/29
0

1865881       470/G01     F                  508,500.00         ZZ
                          360                462,986.72         1
                          6.8750             3340.49            79
                          6.6250             3340.49
PLAYA DEL REY CA 90293    2                  12/14/98           00
0431179225                05                 02/01/99           0.0000
93100859                  O                  01/01/29
0

1867042       956/G01     F                  423,000.00         ZZ
                          360                381,381.03         1
                          7.0000             2814.23            53
                          6.7500             2814.23
NAPA          CA 94558    2                  12/28/98           00
0431187368                05                 02/01/99           0.0000
308101110                 O                  01/01/29
0

1867376       976/076     F                  630,000.00         ZZ
                          360                589,220.88         1
                          6.8750             4138.66            79
                          6.6250             4138.66
HOUSTON       TX 77024    2                  01/04/99           00
14825634                  03                 03/01/99           0.0000
5475168                   O                  02/01/29
0

1867424       976/076     F                  96,900.00          ZZ
                          360                90,561.83          2
                          7.0000             644.68             95
                          6.7500             644.68
RICHMOND      VA 23223    1                  12/21/98           04
15108201                  05                 02/01/99           30.0000
5530596                   O                  01/01/29
0

1867530       976/076     F                  800,000.00         ZZ
                          360                675,682.96         1
                          6.8750             5255.44            63
                          6.6250             5255.44
COS COB       CT 06807    1                  12/29/98           00
15277728                  05                 02/01/99           0.0000
5594339                   O                  01/01/29
0

1867724       E22/G01     F                  400,000.00         ZZ
                          360                373,621.44         1
                          7.0000             2661.21            75
                          6.7500             2661.21
ROUND ROCK    TX 78681    5                  12/28/98           00
0411166333                05                 02/01/99           0.0000
411166333                 O                  01/01/29
0

1868139       E22/G01     F                  382,500.00         ZZ
                          360                356,626.34         1
                          6.6250             2449.19            75
                          6.3750             2449.19
LONG BEACH    CA 90803    5                  01/07/99           00
0411173586                05                 03/01/99           0.0000
411173586                 O                  02/01/29
0

1868344       944/G01     F                  472,000.00         ZZ
                          360                441,603.25         1
                          7.0000             3140.23            70
                          6.7500             3140.23
BURLINGAME    CA 94010    5                  01/04/99           00
0431187228                05                 03/01/99           0.0000
17039                     O                  02/01/29
0

1868811       405/943     F                  506,250.00         ZZ
                          360                472,169.09         1
                          7.0000             3368.10            75
                          6.7500             3368.10
BERKELEY      CA 94707    2                  12/17/98           00
1555350                   05                 02/01/99           0.0000
15553506                  O                  01/01/29
0

1868813       405/943     F                  359,000.00         ZZ
                          360                308,613.52         1
                          6.8750             2358.38            79
                          6.6250             2358.38
SACRAMENTO    CA 95822    2                  11/02/98           00
1555455                   05                 12/01/98           0.0000
15554553                  O                  11/01/28
0

1868896       405/943     F                  468,000.00         ZZ
                          360                418,060.92         1
                          6.6250             2996.66            80
                          6.3750             2996.66
OLD WESTBURY  NY 11568    1                  12/28/98           00
1565527                   05                 02/01/99           0.0000
15655277                  O                  01/01/29
0

1868996       E22/G01     F                  424,000.00         ZZ
                          360                396,424.68         1
                          7.0000             2820.88            80
                          6.7500             2820.88
EDWARDS       CO 81632    1                  12/31/98           00
0411023088                03                 02/01/99           0.0000
411023088                 O                  01/01/29
0

1870079       J95/J95     F                  460,000.00         ZZ
                          360                374,214.54         1
                          6.3750             2869.81            80
                          6.1250             2869.81
GODDARD       KS 67052    2                  11/02/98           00
0016324881                05                 01/01/99           0.0000
0016324881                O                  12/01/28
0

1870459       822/G01     F                  360,000.00         ZZ
                          360                326,749.66         1
                          6.6250             2305.12            80
                          6.3750             2305.12
CENTER VALLEY PA 18034    2                  01/15/99           00
0431186840                05                 03/01/99           0.0000
126069366                 O                  02/01/29
0

1870533       253/253     F                  268,000.00         ZZ
                          360                249,952.72         1
                          6.7500             1738.25            53
                          6.5000             1738.25
LAYTON        UT 84041    2                  01/04/99           00
931011                    05                 02/01/99           0.0000
931011                    O                  01/01/29
0

1870640       J95/J95     F                  400,000.00         ZZ
                          360                373,624.11         1
                          6.8750             2627.72            30
                          6.6250             2627.72
WYNNEWOOD     PA 19096    5                  12/23/98           00
0009650284                05                 02/01/99           0.0000
000                       O                  01/01/29
0

1870908       956/G01     F                  367,400.00         ZZ
                          360                344,075.41         1
                          7.0000             2444.32            60
                          6.7500             2444.32
ADDISON       TX 75240    2                  01/06/99           00
0431187954                03                 03/01/99           0.0000
1608120046                O                  02/01/29
0

1871448       956/G01     F                  500,000.00         ZZ
                          360                466,246.97         1
                          6.6250             3201.55            80
                          6.3750             3201.55
YORBA LINDA   CA 92887    1                  01/07/99           00
0431193481                05                 03/01/99           0.0000
808120905                 O                  02/01/29
0

1871596       E26/G01     F                  358,000.00         ZZ
                          360                334,886.08         1
                          7.0000             2381.79            68
                          6.7500             2381.79
CYPRESS       CA 90630    2                  12/08/98           00
0431190719                05                 02/01/99           0.0000
34801751                  O                  01/01/29
0

1871668       E22/G01     F                  377,000.00         ZZ
                          360                325,965.06         1
                          7.0000             2508.19            41
                          6.7500             2508.19
MANHATTAN BEACCA 90266    2                  01/12/99           00
0411190648                05                 03/01/99           0.0000
411190648                 O                  02/01/29
0

1871790       144/144     F                  400,000.00         T
                          360                373,484.42         1
                          6.7500             2594.39            38
                          6.5000             2594.39
SOUTHAMPTON   NY 11962    4                  01/14/99           00
16061164000000            05                 03/01/99           0.0000
160611640                 O                  02/01/29
0

1871967       E66/E66     F                  300,000.00         ZZ
                          360                279,852.70         1
                          6.8750             1970.79            77
                          6.6250             1970.79
SALISBURY     NC 28144    4                  11/12/98           00
600393391                 05                 01/01/99           0.0000
600393391                 O                  12/01/28
0

1871989       E66/E66     F                  341,000.00         ZZ
                          360                316,762.07         1
                          6.7500             2211.72            69
                          6.5000             2211.72
RALEIGH       NC 27609    5                  10/09/98           00
600443254                 05                 11/01/98           0.0000
600443254                 O                  10/01/28
0

1872071       550/550     F                  900,000.00         ZZ
                          360                840,003.19         1
                          6.7000             5807.50            57
                          6.4500             5807.50
FAIRFIELD     CT 06430    1                  01/15/99           00
12027959600000            05                 03/01/99           0.0000
120279596                 O                  02/01/29
0

1872261       E85/G01     F                  399,200.00         ZZ
                          360                373,360.74         1
                          6.8750             2622.46            80
                          6.6250             2622.46
NAPA          CA 94558    1                  01/12/99           00
0431193374                05                 03/01/99           0.0000
9604482                   O                  02/01/29
0

1872359       E11/G01     F                  403,000.00         ZZ
                          360                377,937.19         1
                          7.0000             2681.17            77
                          6.7500             2681.17
DULUTH        MN 55812    2                  02/25/99           00
0431249069                05                 04/01/99           0.0000
1872359                   O                  03/01/29
0

1872570       721/G01     F                  547,500.00         ZZ
                          360                512,151.45         1
                          7.0000             3642.54            75
                          6.7500             3642.54
MARINE ON ST CMN 55047    5                  12/31/98           00
0431190685                05                 02/01/99           0.0000
7810081318                O                  01/01/29
0

1872626       638/G01     F                  79,700.00          ZZ
                          360                74,540.82          1
                          6.8750             523.57             68
                          6.6250             523.57
WEST VALLEY CIUT 84120    2                  01/13/99           00
0431209691                05                 03/01/99           0.0000
8843883                   O                  02/01/29
0

1872933       F96/G01     F                  390,000.00         ZZ
                          360                364,515.90         1
                          6.8750             2562.02            56
                          6.6250             2562.02
CHAPPAQUA     NY 10574    5                  01/01/99           00
0431220300                03                 03/01/99           0.0000
3298                      O                  02/01/29
0

1873725       E22/G01     F                  58,500.00          ZZ
                          360                54,551.02          1
                          6.6250             374.58             90
                          6.3750             374.58
FLORENCE      AL 35633    2                  01/05/99           14
0411193451                05                 03/01/99           25.0000
411193451                 O                  02/01/29
0

1873862       975/G01     F                  390,000.00         ZZ
                          360                365,284.56         1
                          7.0000             2594.68            75
                          6.7500             2594.68
LA CANADA-FLINCA 91011    1                  01/21/99           00
0431213461                05                 03/01/99           0.0000
990169                    O                  02/01/29
0

1874496       026/G01     F                  375,320.00         ZZ
                          360                351,534.33         1
                          7.0000             2497.02            80
                          6.7500             2497.02
RALEIGH       NC 27613    2                  01/20/99           00
0431199942                03                 03/01/99           0.0000
0200347497                O                  02/01/29
0

1875231       E22/G01     F                  340,000.00         ZZ
                          360                263,993.24         1
                          6.6250             2177.06            57
                          6.3750             2177.06
RESCUE        CA 95672    2                  01/21/99           00
0411219793                03                 03/01/99           0.0000
411219793                 O                  02/01/29
0

1875644       077/G06     F                  388,000.00         ZZ
                          360                363,174.44         1
                          7.0000             2581.37            80
                          6.7500             2581.37
GRANGER       IN 46530    1                  01/28/99           00
0690025234                05                 03/01/99           0.0000
440470                    O                  02/01/29
0

1875764       920/G01     F                  537,300.00         ZZ
                          360                499,401.20         1
                          6.2500             3308.25            39
                          6.0000             3308.25
NEWPORT BEACH CA 92625    2                  02/04/99           00
0431220490                05                 04/01/99           0.0000
UNKNOWN                   O                  03/01/29
0

1875818       731/G01     F                  524,000.00         ZZ
                          360                486,242.16         1
                          6.8750             3442.31            78
                          6.6250             3442.31
WOODLAND HILLSCA 91364    2                  02/16/99           00
0431238732                05                 04/01/99           0.0000
411718156                 O                  03/01/29
0

1875854       E22/G01     F                  208,000.00         ZZ
                          360                194,250.33         1
                          6.7500             1349.08            80
                          6.5000             1349.08
SIMI VALLEY   CA 93063    2                  01/26/99           00
0411257793                03                 03/01/99           0.0000
411257793                 O                  02/01/29
0

1876471       E22/G01     F                  459,000.00         ZZ
                          360                429,612.08         1
                          7.0000             3053.74            75
                          6.7500             3053.74
DALLAS        TX 75220    2                  01/19/99           00
0411209067                05                 03/01/99           0.0000
411209067                 O                  02/01/29
0

1876550       601/G01     F                  376,000.00         ZZ
                          360                347,012.56         1
                          7.0000             2501.54            80
                          6.7500             2501.54
ALBUQUERQUE   NM 87107    1                  01/06/99           00
0431207893                05                 03/01/99           0.0000
13154596                  O                  02/01/29
0

1877439       964/G01     F                  650,000.00         ZZ
                          360                608,709.42         1
                          6.8750             4270.04            67
                          6.6250             4270.04
PALO ALTO     CA 94301    5                  02/01/99           00
0431211465                05                 04/01/99           0.0000
50763                     O                  03/01/29
0

1877517       904/G01     F                  283,300.00         ZZ
                          360                265,222.51         1
                          7.0000             1884.80            85
                          6.7500             1884.80
PROVIDENCE    UT 84332    2                  02/05/99           01
0431216415                05                 03/01/99           12.0000
000                       O                  02/01/29
0

1877553       944/G01     F                  608,000.00         ZZ
                          360                567,599.80         1
                          7.0000             4045.04            80
                          6.7500             4045.04
SAN JOSE      CA 95132    1                  01/22/99           00
0431215888                05                 03/01/99           0.0000
17141                     O                  02/01/29
0

1877587       F27/F27     F                  349,200.00         ZZ
                          360                327,068.44         1
                          7.0000             2323.24            80
                          6.7500             2323.24
LEESBURG      VA 20175    1                  01/22/99           00
6060021455                05                 03/01/99           0.0000
6060021455                O                  02/01/29
0

1877612       638/G01     F                  402,000.00         ZZ
                          360                372,528.23         1
                          6.8750             2640.85            67
                          6.6250             2640.85
GIG HARBOR    WA 98335    2                  01/25/99           00
0431212505                05                 03/01/99           0.0000
08837196                  O                  02/01/29
0

1878254       K21/G01     F                  559,900.00         ZZ
                          360                524,275.75         1
                          6.8750             3678.14            75
                          6.6250             3678.14
HUNTINGTON BEACA 92649    2                  02/18/99           00
0431237957                05                 04/01/99           0.0000
9910874                   O                  03/01/29
0

1878432       E22/G01     F                  157,750.00         G
                          360                147,100.80         1
                          6.6250             1010.09            80
                          6.3750             1010.09
GREENVILLE    SC 29615    1                  01/30/99           00
0411266356                03                 03/01/99           0.0000
411266356                 O                  02/01/29
0

1879241       956/G01     F                  542,300.00         ZZ
                          360                507,197.74         1
                          6.8750             3562.53            75
                          6.6250             3562.53
VERDI         NV 89439    2                  01/20/99           00
0431216175                05                 03/01/99           0.0000
108100749                 O                  02/01/29
0

1879261       664/G01     F                  445,400.00         ZZ
                          360                416,569.55         1
                          6.8750             2925.97            80
                          6.6250             2925.97
SANTA CLARITA CA 91351    1                  01/15/99           00
0431245844                05                 03/01/99           0.0000
2966216                   O                  02/01/29
0

1879544       E22/G01     F                  1,000,000.00       ZZ
                          360                935,272.11         1
                          6.8750             6569.29            40
                          6.6250             6569.29
CORAL GABLES  FL 33156    2                  01/27/99           00
0411243900                03                 03/01/99           0.0000
411243900                 O                  02/01/29
0

1880251       076/076     F                  470,000.00         T
                          360                438,350.23         1
                          6.7500             3048.42            16
                          6.5000             3048.42
MASHPEE       MA 02649    2                  12/14/98           00
11402429                  05                 02/01/99           0.0000
1402429                   O                  01/01/29
0

1880281       076/076     F                  345,000.00         ZZ
                          360                320,347.26         1
                          6.7500             2237.67            76
                          6.5000             2237.67
WEST CHESTER  PA 19382    2                  12/21/98           00
17421703                  05                 02/01/99           0.0000
7421703                   O                  01/01/29
0

1880789       E22/G01     F                  400,000.00         ZZ
                          360                360,954.50         1
                          6.8750             2627.72            58
                          6.6250             2627.72
GRAPEVINE     TX 76051    1                  02/04/99           00
0411217821                05                 04/01/99           0.0000
411217821                 O                  03/01/29
0

1881022       976/076     F                  409,200.00         ZZ
                          360                363,349.23         1
                          7.0000             2722.42            80
                          6.7500             2722.42
HOUSTON       TX 77025    1                  01/13/99           00
14593383                  05                 03/01/99           0.0000
5367002                   O                  02/01/29
0

1881059       976/076     F                  450,000.00         ZZ
                          360                420,871.75         1
                          6.8750             2956.19            63
                          6.6250             2956.19
MEDFIELD      MA 02052    5                  01/27/99           00
14827228                  05                 03/01/99           0.0000
5478089                   O                  02/01/29
0

1881077       976/076     F                  400,000.00         ZZ
                          360                374,590.41         1
                          7.0000             2661.22            74
                          6.7500             2661.22
RALEIGH       NC 27615    1                  01/15/99           00
15108800                  05                 03/01/99           0.0000
5531107                   O                  02/01/29
0

1881127       976/076     F                  390,000.00         ZZ
                          360                364,755.60         1
                          6.8750             2562.03            78
                          6.6250             2562.03
BOXFORD       MA 01921    2                  01/13/99           00
15281109                  05                 03/01/99           0.0000
5596111                   O                  02/01/29
0

1882189       638/G01     F                  475,000.00         ZZ
                          360                443,038.27         1
                          6.8750             3120.41            63
                          6.6250             3120.41
SALT LAKE CITYUT 84103    2                  02/08/99           00
0431225218                05                 04/01/99           0.0000
08849073                  O                  03/01/29
0

1882592       299/G01     F                  357,500.00         ZZ
                          360                320,467.40         1
                          6.3750             2230.33            55
                          6.1250             2230.33
HOLLISTER     CA 95023    2                  12/18/98           00
0431239763                05                 02/01/99           0.0000
977183                    O                  01/01/29
0

1882813       964/G01     F                  607,000.00         ZZ
                          360                568,441.74         1
                          6.8750             3987.55            46
                          6.6250             3987.55
WOODSIDE      CA 94062    2                  02/05/99           00
0431223783                05                 04/01/99           0.0000
50021                     O                  03/01/29
0

1883173       E82/G01     F                  497,000.00         ZZ
                          360                465,428.50         1
                          6.8750             3264.94            48
                          6.6250             3264.94
JUPITER       FL 33477    2                  02/18/99           00
0400181418                03                 04/01/99           0.0000
1638623                   O                  03/01/29
0

1883180       966/G01     F                  320,000.00         ZZ
                          360                299,550.60         1
                          6.8750             2102.17            80
                          6.6250             2102.17
DALLAS        TX 75201    2                  02/03/99           00
0431224823                05                 04/01/99           0.0000
30009516                  O                  03/01/29
0

1883196       964/G01     F                  342,500.00         ZZ
                          360                320,754.54         1
                          7.0000             2278.66            77
                          6.7500             2278.66
SEBASTOPOL    CA 95472    1                  02/03/99           00
0431225440                05                 04/01/99           0.0000
50472                     O                  03/01/29
0

1883279       E22/G01     F                  408,000.00         ZZ
                          360                381,242.07         1
                          6.7500             2646.28            80
                          6.5000             2646.28
BOERNE        TX 78006    1                  02/11/99           00
0411221575                03                 04/01/99           0.0000
411221575                 O                  03/01/29
0

1883380       E22/G01     F                  387,500.00         ZZ
                          360                363,400.98         1
                          7.0000             2578.05            80
                          6.7500             2578.05
FORT WORTH    TX 76116    2                  02/08/99           00
0411253461                05                 04/01/99           0.0000
411253461                 O                  03/01/29
0

1883739       116/116     F                  388,000.00         ZZ
                          360                362,323.32         1
                          6.8750             2548.89            62
                          6.6250             2548.89
THE WOOODLANDSTX 77381    2                  02/15/99           00
091067679                 03                 04/01/99           0.0000
000                       O                  03/01/29
0

1884357       076/076     F                  338,100.00         ZZ
                          360                316,215.27         1
                          6.8750             2221.08            64
                          6.6250             2221.08
REDDING       CT 06896    2                  12/31/98           00
11334421                  05                 03/01/99           0.0000
1334421                   O                  02/01/29
0

1884382       076/076     F                  420,000.00         ZZ
                          360                391,717.96         1
                          6.7500             2724.11            64
                          6.5000             2724.11
LEXINGTON     KY 40502    2                  12/29/98           00
15982087                  05                 02/01/99           0.0000
5982087                   O                  01/01/29
0

1884387       076/076     F                  400,000.00         ZZ
                          360                373,064.02         1
                          6.7500             2594.40            89
                          6.5000             2594.40
PORTLAND      OR 97221    2                  12/24/98           12
16844364                  05                 02/01/99           25.0000
6844364                   O                  01/01/29
0

1884437       076/076     F                  399,999.00         ZZ
                          360                373,623.52         1
                          6.8750             2627.71            87
                          6.6250             2627.71
BOSSIER CITY  LA 71111    1                  12/17/98           11
17352216                  03                 02/01/99           25.0000
7352216                   O                  01/01/29
0

1884482       076/076     F                  560,000.00         ZZ
                          360                501,384.03         1
                          6.8750             3678.80            63
                          6.6250             3678.80
BIRMINGHAM    AL 35243    5                  01/06/99           00
18377455                  05                 03/01/99           0.0000
8377455                   O                  02/01/29
0

1884675       685/G01     F                  220,000.00         ZZ
                          360                205,726.14         1
                          6.7500             1426.92            75
                          6.5000             1426.92
BUENA PARK    CA 90621    1                  02/22/99           00
0431233022                03                 04/01/99           0.0000
117124                    O                  03/01/29
0

1885432       G81/G01     F                  394,000.00         ZZ
                          360                368,965.03         1
                          6.8750             2588.30            79
                          6.6250             2588.30
PINECREST     FL 33156    2                  02/09/99           00
0431235241                05                 04/01/99           0.0000
1901064                   O                  03/01/29
0

1885436       757/G01     F                  264,000.00         ZZ
                          360                246,871.67         1
                          6.7500             1712.30            80
                          6.5000             1712.30
DUNWOODY      GA 30350    2                  02/09/99           00
0431238914                03                 04/01/99           0.0000
8417735                   O                  03/01/29
0

1887506       562/562     F                  295,000.00         ZZ
                          360                276,179.46         1
                          6.7500             1913.37            74
                          6.5000             1913.37
MANHASSET     NY 11030    1                  03/05/99           00
29590109500000            05                 05/01/99           0.0000
590109                    O                  04/01/29
0

1888719       588/G01     F                  286,400.00         ZZ
                          360                264,003.33         1
                          6.5000             1810.25            80
                          6.2500             1810.25
EVESHAM TOWNSHNJ 08053    1                  01/28/99           00
0431263375                03                 03/01/99           0.0000
980823026                 O                  02/01/29
0

1888878       111/111     F                  452,000.00         ZZ
                          360                423,355.19         1
                          7.0000             3007.17            29
                          6.7500             3007.17
SAN FRANCISCO CA 94109    2                  01/05/99           00
821024                    05                 03/01/99           0.0000
821024                    O                  02/01/29
0

1890648       313/G01     F                  433,600.00         ZZ
                          360                402,839.85         1
                          6.7500             2812.33            79
                          6.5000             2812.33
PLANO         TX 75093    5                  02/22/99           00
0431249374                05                 04/01/99           0.0000
6733489                   O                  03/01/29
0

1890810       M10/G01     F                  386,000.00         ZZ
                          360                339,375.42         1
                          7.0000             2568.07            74
                          6.7500             2568.07
PINECREST     FL 33156    5                  02/01/99           00
0431281286                05                 04/01/99           0.0000
080677                    O                  03/01/29
0

1892095       026/G01     F                  405,000.00         ZZ
                          360                379,020.15         1
                          6.7500             2626.83            75
                          6.5000             2626.83
WILMINGTON    NC 28403    2                  03/11/99           00
0431253251                05                 05/01/99           0.0000
0200528181                O                  04/01/29
0

1893093       076/076     F                  400,000.00         ZZ
                          360                374,108.50         1
                          6.8750             2627.72            58
                          6.6250             2627.72
NEWTON        MA 02468    5                  01/29/99           00
11369723                  05                 03/01/99           0.0000
1369723                   O                  02/01/29
0

1893772       638/G01     F                  300,000.00         ZZ
                          360                260,436.77         1
                          7.0000             1995.91            75
                          6.7500             1995.91
NORWALK       CT 06854    5                  03/03/99           00
0431259886                05                 05/01/99           0.0000
8850803                   O                  04/01/29
0

1894490       J95/J95     F                  380,050.00         ZZ
                          360                308,616.08         1
                          6.7500             2465.00            76
                          6.5000             2465.00
EL PASO       TX 79922    2                  01/27/99           00
0013987003                03                 03/01/99           0.0000
3000096685                O                  02/01/29
0

1894545       638/G01     F                  336,000.00         ZZ
                          360                313,986.72         1
                          7.0000             2235.42            80
                          6.7500             2235.42
REDONDO BEACH CA 90277    5                  03/03/99           00
0431265974                05                 05/01/99           0.0000
08845720                  O                  04/01/29
0

1895241       J95/J95     F                  367,000.00         ZZ
                          360                343,524.60         1
                          6.8750             2410.93            75
                          6.6250             2410.93
SEVERNA PARK  MD 21146    5                  02/22/99           00
0009713389                05                 04/01/99           0.0000
0009713389                O                  03/01/29
0

1895255       J95/J95     F                  340,000.00         ZZ
                          360                318,651.15         1
                          6.8750             2233.56            68
                          6.6250             2233.56
ATLANTA       GA 30342    5                  03/11/99           00
0014294193                05                 05/01/99           0.0000
0014294193                O                  04/01/29
0

1895445       J95/J95     F                  481,000.00         ZZ
                          360                448,822.38         1
                          6.7500             3119.76            77
                          6.5000             3119.76
MOUNTAIN VIEW CA 94041    5                  02/12/99           00
0013913132                05                 04/01/99           0.0000
0013913132                O                  03/01/29
0

1895632       411/G06     F                  438,750.00         ZZ
                          360                408,653.00         1
                          6.6250             2809.36            77
                          6.3750             2809.36
SOUTHBOROUGH  MA 01772    1                  03/19/99           00
0690024922                05                 05/01/99           0.0000
20016338                  O                  04/01/29
0

1896364       J95/J95     F                  342,000.00         ZZ
                          360                320,627.07         1
                          6.8750             2246.70            90
                          6.6250             2246.70
PORTLAND      OR 97201    1                  03/04/99           12
0016607046                05                 05/01/99           25.0000
0016607046                O                  04/01/29
0

1896502       956/G01     F                  450,000.00         ZZ
                          360                421,953.10         1
                          6.8750             2956.18            56
                          6.6250             2956.18
SALT LAKE CITYUT 84103    5                  02/24/99           00
0431273176                05                 05/01/99           0.0000
709020148                 O                  04/01/29
0

1896736       J95/J95     F                  438,000.00         ZZ
                          360                409,505.64         1
                          6.7500             2840.86            74
                          6.5000             2840.86
CENTRAL POINT OR 97502    2                  02/26/99           00
0016627572                05                 04/01/99           0.0000
0016627572                O                  03/01/29
0

1896988       J95/J95     F                  350,000.00         ZZ
                          360                328,644.63         1
                          7.0000             2328.56            61
                          6.7500             2328.56
ORANGE        CA 92869    1                  03/03/99           00
0013999248                05                 05/01/99           0.0000
0013999248                O                  04/01/29
0

1897107       J95/J95     F                  471,700.00         ZZ
                          360                438,258.45         1
                          6.8750             3098.74            70
                          6.6250             3098.74
WILMETTE      IL 60091    2                  03/05/99           00
0016586067                05                 04/01/99           0.0000
0016586067                O                  03/01/29
0

1897694       J95/J95     F                  380,000.00         ZZ
                          360                355,808.43         1
                          6.7500             2464.68            80
                          6.5000             2464.68
ANNAPOLIS     MD 21401    1                  03/12/99           00
0009706094                05                 05/01/99           0.0000
0009706094                O                  04/01/29
0

1897719       J95/J95     F                  424,000.00         ZZ
                          360                381,673.22         1
                          6.7500             2750.06            73
                          6.5000             2750.06
HOUSTON       TX 77002    2                  10/06/98           00
0013521083                05                 12/01/98           0.0000
0013521083                O                  11/01/28
0

1897761       J95/J95     F                  469,600.00         ZZ
                          360                440,331.30         1
                          6.8750             3084.94            80
                          6.6250             3084.94
PORTLAND      OR 97225    1                  03/03/99           00
0016601387                03                 05/01/99           0.0000
0016601387                O                  04/01/29
0

1897978       E45/G01     F                  729,150.00         ZZ
                          360                679,748.01         1
                          6.5000             4608.72            61
                          6.2500             4608.72
DULUTH        GA 30096    4                  03/17/99           00
0431280940                05                 05/01/99           0.0000
45632                     O                  04/01/29
0

1898431       J95/J95     F                  580,000.00         ZZ
                          360                543,928.98         1
                          7.0000             3858.76            80
                          6.7500             3858.76
FAIRFAX STATIOVA 22039    1                  03/01/99           00
0009717133                05                 04/01/99           0.0000
0009717133                O                  03/01/29
0

1898662       956/G01     F                  455,900.00         ZZ
                          360                426,939.50         1
                          6.8750             2994.94            80
                          6.6250             2994.94
NEWPORT BEACH CA 92660    1                  02/23/99           00
0431292408                05                 04/01/99           0.0000
609020326                 O                  03/01/29
0

1899687       E45/G01     F                  476,000.00         ZZ
                          360                445,117.02         1
                          6.7500             3087.33            80
                          6.5000             3087.33
MACON         GA 31210    5                  03/01/99           00
0431283647                05                 04/01/99           0.0000
48837                     O                  03/01/29
0

1899694       E45/G01     F                  343,200.00         ZZ
                          360                321,767.66         1
                          6.7500             2225.99            80
                          6.5000             2225.99
VALDOSTA      GA 31601    2                  04/01/99           00
0431283977                05                 06/01/99           0.0000
39449                     O                  05/01/29
0

1900014       K65/G01     F                  360,000.00         ZZ
                          360                336,845.35         1
                          7.0000             2395.09            80
                          6.7500             2395.09
CARTERSVILLE  GA 30120    2                  04/28/99           00
0431329457                05                 07/01/99           0.0000
199914002                 O                  06/01/29
0

1900650       601/G01     F                  450,000.00         ZZ
                          360                422,360.26         1
                          7.0000             2993.87            64
                          6.7500             2993.87
RICHMOND      VA 23226    1                  03/15/99           00
0431300201                05                 05/01/99           0.0000
13299599                  O                  04/01/29
0

1900998       601/G01     F                  324,000.00         ZZ
                          360                299,711.69         1
                          7.0000             2155.58            80
                          6.7500             2155.58
SEATTLE       WA 98115    1                  03/18/99           00
0431300664                05                 05/01/99           0.0000
1337367                   O                  04/01/29
0

1901073       J95/J95     F                  360,000.00         ZZ
                          360                336,971.50         1
                          6.8750             2364.94            80
                          6.6250             2364.94
KATY          TX 77450    1                  03/10/99           00
0013983390                03                 05/01/99           0.0000
0013983390                O                  04/01/29
0

1901308       976/R18     F                  290,000.00         ZZ
                          360                272,109.63         1
                          7.0000             1929.38            65
                          6.7500             1929.38
LARCHMONT     NY 10538    2                  03/16/99           00
0655419760                05                 05/01/99           0.0000
5629072                   O                  04/01/29
0

1901350       976/R18     F                  520,000.00         ZZ
                          360                483,379.07         1
                          6.5000             3286.76            80
                          6.2500             3286.76
MCLEAN        VA 22102    2                  03/23/99           00
0655421253                05                 05/01/99           0.0000
5647425                   O                  04/01/29
0

1902516       601/G01     F                  290,000.00         ZZ
                          360                256,187.56         1
                          7.0000             1929.38            73
                          6.7500             1929.38
SAN JOSE      CA 95124    2                  02/26/99           00
0431300631                05                 05/01/99           0.0000
000                       O                  04/01/29
0

1902845       462/076     F                  367,900.00         ZZ
                          360                343,977.79         1
                          6.6250             2355.71            80
                          6.3750             2355.71
RIVERSIDE     CA 92506    1                  03/11/99           00
14942494                  05                 05/01/99           0.0000
0006652309                O                  04/01/29
0

1902847       462/076     F                  281,900.00         ZZ
                          360                263,990.70         1
                          6.8750             1851.89            95
                          6.6250             1851.89
HOUSTON       TX 77059    1                  02/24/99           04
14940795                  03                 04/01/99           30.0000
0006402309                O                  03/01/29
0

1903585       709/G01     F                  338,000.00         ZZ
                          360                314,435.16         1
                          7.0000             2248.73            71
                          6.7500             2248.73
LAS VEGAS     NV 89134    2                  03/26/99           00
0431297704                03                 05/01/99           0.0000
429290                    O                  04/01/29
0

1903684       B57/G01     F                  563,800.00         ZZ
                          360                496,272.67         1
                          6.7500             3656.80            80
                          6.5000             3656.80
SAN DIEGO     CA 92130    1                  04/16/99           00
0431294156                05                 06/01/99           0.0000
000                       O                  05/01/29
0

1904023       B60/G01     F                  609,000.00         ZZ
                          360                549,990.89         1
                          6.5000             3849.30            73
                          6.2500             3849.30
NEWPORT BEACH CA 92660    1                  04/06/99           00
0431296128                03                 06/01/99           0.0000
000                       O                  05/01/29
0

1904433       E66/E66     F                  391,000.00         ZZ
                          360                366,162.31         1
                          6.8750             2568.59            64
                          6.6250             2568.59
CHARLOTTE     NC 28211    2                  02/22/99           00
600477772                 05                 04/01/99           0.0000
600477772                 O                  03/01/29
0

1904645       637/G01     F                  583,992.00         ZZ
                          360                361,290.19         1
                          6.8750             3836.42            80
                          6.6250             3836.42
PACIFICA      CA 94044    1                  03/30/99           00
0431317312                05                 05/01/99           0.0000
0015211014                O                  04/01/29
0

1904827       709/G01     F                  342,000.00         ZZ
                          360                319,721.49         1
                          6.5000             2161.68            80
                          6.2500             2161.68
LAS VEGAS     NV 89117    1                  04/20/99           00
0431303262                05                 06/01/99           0.0000
437103                    O                  05/01/29
0

1905132       J95/J95     F                  390,000.00         ZZ
                          360                364,642.63         1
                          6.6250             2497.22            68
                          6.3750             2497.22
ROCKVILLE     MD 20850    2                  03/23/99           00
0016634529                03                 05/01/99           0.0000
0016634529                O                  04/01/29
0

1908064       B57/G01     F                  433,600.00         ZZ
                          360                408,152.87         1
                          7.0000             2884.76            80
                          6.7500             2884.76
LOS ANGELES   CA 90034    1                  05/01/99           00
0431321579                05                 07/01/99           0.0000
9920450                   O                  06/01/29
0

1908775       638/G01     F                  367,000.00         ZZ
                          360                344,562.95         1
                          6.8750             2410.93            90
                          6.6250             2410.93
TEMPE         AZ 85284    1                  04/22/99           04
0431323864                05                 06/01/99           25.0000
08768392                  O                  05/01/29
0

1908795       637/G01     F                  355,000.00         ZZ
                          360                333,236.33         1
                          7.0000             2361.83            46
                          6.7500             2361.83
BOULDER CITY  NV 89005    2                  04/19/99           00
0431339449                05                 06/01/99           0.0000
0016817058                O                  05/01/29
0

1909134       J95/J95     F                  590,000.00         ZZ
                          360                544,771.15         1
                          7.0000             3925.29            80
                          6.7500             3925.29
WAYNE         NJ 07470    1                  04/09/99           00
0009738808                05                 06/01/99           0.0000
0009738808                O                  05/01/29
0

1909322       225/447     F                  360,000.00         ZZ
                          360                338,034.52         1
                          7.0000             2395.09            75
                          6.7500             2395.09
IRVINE        CA 92620    2                  03/16/99           00
3842058                   05                 05/01/99           0.0000
7119032                   O                  04/01/29
0

1909656       B64/742     F                  625,000.00         ZZ
                          360                585,902.33         1
                          6.6250             4001.95            76
                          6.3750             4001.95
GLENMOORE     PA 19343    2                  04/29/99           00
9716796                   05                 07/01/99           0.0000
70669                     O                  06/01/29
0

1910094       225/447     F                  371,000.00         T
                          360                348,363.61         1
                          7.0000             2468.27            80
                          6.7500             2468.27
DUCK          NC 27949    1                  04/01/99           00
3973977                   05                 05/01/99           0.0000
8916773                   O                  04/01/29
0

1911589       R35/G01     F                  584,500.00         ZZ
                          360                546,405.61         1
                          6.5000             3694.44            78
                          6.2500             3694.44
GLENWOOD      MD 21738    2                  04/15/99           00
0431349653                05                 06/01/99           0.0000
6109995                   O                  05/01/29
0

1912582       624/G01     F                  335,200.00         ZZ
                          360                314,780.08         1
                          6.8750             2202.03            80
                          6.6250             2202.03
MORGAN HILL   CA 95037    1                  05/12/99           00
0431333913                03                 07/01/99           0.0000
42700190146               O                  06/01/29
0

1912785       J95/J95     F                  390,000.00         ZZ
                          360                283,395.17         1
                          6.8750             2562.02            76
                          6.6250             2562.02
SEATTLE       WA 98112    5                  04/14/99           00
0014315071                05                 06/01/99           0.0000
0014315071                O                  05/01/29
0

1913464       J95/J95     F                  350,000.00         ZZ
                          360                315,457.22         1
                          7.0000             2328.56            77
                          6.7500             2328.56
PLEASANTON    CA 94566    1                  04/23/99           00
0016763591                05                 06/01/99           0.0000
0016763591                O                  05/01/29
0

1913601       J95/J95     F                  390,000.00         ZZ
                          360                362,759.51         1
                          6.8750             2562.02            80
                          6.6250             2562.02
LIVERMORE     CA 94550    1                  04/26/99           00
0014448856                05                 06/01/99           0.0000
0014448856                O                  05/01/29
0

1914010       709/G01     F                  156,800.00         ZZ
                          360                147,120.10         1
                          7.0000             1043.20            80
                          6.7500             1043.20
RENO          NV 89506    2                  05/04/99           00
0431343730                05                 07/01/99           0.0000
416719                    O                  06/01/29
0

1914910       J95/J95     F                  440,000.00         ZZ
                          360                413,099.88         1
                          6.8750             2890.49            33
                          6.6250             2890.49
KIRKLAND      WA 98033    5                  04/19/99           00
0016769606                05                 06/01/99           0.0000
0016769606                O                  05/01/29
0

1915186       637/G01     F                  314,050.00         ZZ
                          360                292,384.18         1
                          6.8750             2063.09            73
                          6.6250             2063.09
DEL REY OAKS  CA 93940    1                  05/21/99           00
0431348846                05                 07/01/99           0.0000
0010193043                O                  06/01/29
0

1921367       F27/F27     F                  290,000.00         ZZ
                          360                41,108.41          1
                          6.5000             1833.00            80
                          6.2500             1833.00
FREDERICKSBURGVA 22406    1                  04/05/99           00
6060071533                05                 05/01/99           0.0000
6060071533                O                  04/01/29
0

1921408       411/G06     F                  435,000.00         ZZ
                          360                399,709.96         1
                          6.5000             2749.50            59
                          6.2500             2749.50
BOSTON        MA 02116    5                  05/26/99           00
0690024906                05                 07/01/99           0.0000
20017643                  O                  06/01/29
0

1923927       J95/J95     F                  244,000.00         ZZ
                          360                227,858.86         1
                          6.7500             1582.58            61
                          6.5000             1582.58
WALKERSVILLE  MD 21793    1                  06/01/99           00
0009799263                05                 07/01/99           0.0000
0009799263                O                  06/01/29
0

2696045       225/447     F                  400,010.00         ZZ
                          360                369,604.90         1
                          6.3750             2495.54            50
                          6.1250             2495.54
FLORHAM PARK  NJ 07932    1                  09/23/98           00
3939398                   05                 11/01/98           0.0000
8734538                   O                  10/01/28
0

2706078       225/447     F                  418,500.00         ZZ
                          360                167,669.13         1
                          7.0000             2784.29            90
                          6.7500             2784.29
LIGHTHOUSE POIFL 33064    1                  10/24/98           14
3942453                   05                 12/01/98           25.0000
008740714                 O                  11/01/28
0

2712027       G75/G75     F                  400,000.00         ZZ
                          360                373,136.94         1
                          6.8750             2627.72            88
                          6.6250             2627.72
COPPELL       TX 75019    1                  11/18/98           14
0003663172                03                 01/01/99           30.0000
03663172                  O                  12/01/28
0

2724270       696/G01     F                  560,000.00         ZZ
                          360                521,398.49         1
                          6.5000             3539.58            80
                          6.2500             3539.58
WASHINGTON    DC 20008    1                  01/05/99           00
0431176882                05                 03/01/99           0.0000
3128395                   O                  02/01/29
0

2729384       387/G01     F                  410,800.00         ZZ
                          360                383,712.65         1
                          6.8750             2698.66            80
                          6.6250             2698.66
ALPHARETTA    GA 30004    1                  12/17/98           00
0431189224                03                 02/01/99           0.0000
0001618719                O                  01/01/29
0

2734624       G75/G75     F                  396,000.00         ZZ
                          360                369,888.10         1
                          6.8750             2601.44            68
                          6.6250             2601.44
WALL          NJ 07719    2                  12/30/98           00
0003720693                05                 02/01/99           0.0000
03720693                  O                  01/01/29
0

2735007       286/286     F                  245,100.00         ZZ
                          360                228,911.52         1
                          6.8750             1610.14            95
                          6.6250             1610.14
WALDORF       MD 20603    1                  12/14/98           11
9368893                   05                 02/01/99           30.0000
0009368893                O                  01/01/29
0

2735060       286/286     F                  440,000.00         ZZ
                          360                411,383.11         1
                          7.0000             2927.34            80
                          6.7500             2927.34
SOUTHLAKE     TX 76092    1                  12/29/98           00
9420176                   03                 02/01/99           0.0000
0009420176                O                  01/01/29
0

2735077       286/286     F                  333,800.00         ZZ
                          360                90,767.74          1
                          6.7500             2165.03            67
                          6.5000             2165.03
ANNAPOLIS     MD 21403    2                  12/22/98           00
9440958                   01                 02/01/99           0.0000
0009440958                O                  01/01/29
0

2747442       E22/G01     F                  77,700.00          ZZ
                          360                72,763.72          1
                          6.8750             510.43             80
                          6.6250             510.43
FT WORTH      TX 76137    1                  02/19/99           00
0411303050                05                 04/01/99           0.0000
0411303050                O                  03/01/29
0

2748689       E22/G01     F                  611,000.00         ZZ
                          360                572,981.02         1
                          7.0000             4065.00            77
                          6.7500             4065.00
CASTLE ROCK   CO 80104    2                  02/18/99           00
0411290117                05                 04/01/99           0.0000
0411290117                O                  03/01/29
0

2751849       696/G01     F                  480,000.00         ZZ
                          360                449,298.60         1
                          6.8750             3153.26            79
                          6.6250             3153.26
MCLEAN        VA 22101    1                  03/01/99           00
0431233873                03                 04/01/99           0.0000
23799037                  O                  03/01/29
0

2752691       E22/G01     F                  87,000.00          ZZ
                          360                79,009.44          1
                          6.5000             549.90             64
                          6.2500             549.90
SPRINGFIELD   TN 37172    2                  02/25/99           00
0411304785                05                 04/01/99           0.0000
0411304785                O                  03/01/29
0

2756034       E22/G01     F                  465,000.00         ZZ
                          360                436,452.00         1
                          7.0000             3093.66            29
                          6.7500             3093.66
NORTH PALM BEAFL 33408    2                  03/02/99           00
0411290570                03                 05/01/99           0.0000
0411290570                O                  04/01/29
0

2756058       E22/G01     F                  241,000.00         G
                          360                56,179.53          1
                          6.8750             1583.20            65
                          6.6250             1583.20
SPOKANE       WA 99208    1                  02/24/99           00
0411306038                05                 04/01/99           0.0000
0411306038                O                  03/01/29
0

2758759       E22/G01     F                  426,000.00         ZZ
                          360                375,071.51         1
                          6.5000             2692.61            64
                          6.2500             2692.61
LACANADA FLINTCA 91011    2                  03/05/99           00
0411296981                05                 05/01/99           0.0000
0411296981                O                  04/01/29
0

2761291       E22/G01     F                  353,600.00         ZZ
                          360                326,675.80         1
                          6.8750             2322.90            63
                          6.6250             2322.90
UNIVERSITY PARTX 75225    2                  02/26/99           00
0411317068                05                 04/01/99           0.0000
0411317068                O                  03/01/29
0

2761703       976/076     F                  478,000.00         ZZ
                          360                447,594.55         1
                          6.8750             3140.13            58
                          6.6250             3140.13
KENSINGTON    CA 94707    2                  02/12/99           00
15274867                  05                 04/01/99           0.0000
5590980                   O                  03/01/29
0

2761721       976/076     F                  370,000.00         ZZ
                          360                346,050.50         1
                          6.8750             2430.64            70
                          6.6250             2430.64
ALPHARETTA    GA 30022    1                  02/03/99           00
14832944                  03                 03/01/99           0.0000
5486028                   O                  02/01/29
0

2761752       976/076     F                  628,000.00         ZZ
                          360                540,439.37         1
                          6.8750             4125.52            80
                          6.6250             4125.52
BERKELEY      CA 94708    2                  02/19/99           00
15444807                  05                 04/01/99           0.0000
5640170                   O                  03/01/29
0

2762086       696/G01     F                  342,200.00         ZZ
                          360                321,320.32         1
                          7.0000             2276.67            80
                          6.7500             2276.67
BETHESDA      MD 20817    1                  03/16/99           00
0431250406                05                 05/01/99           0.0000
32699024                  O                  04/01/29
0

2767106       F28/G01     F                  400,000.00         ZZ
                          360                374,453.23         1
                          6.8750             2627.72            57
                          6.6250             2627.72
KETCHUM       ID 83340    2                  03/01/99           00
0431270081                05                 04/01/99           0.0000
4505695                   O                  03/01/29
0

2767961       E22/G01     F                  610,000.00         ZZ
                          360                564,821.75         1
                          6.8750             4007.27            68
                          6.6250             4007.27
PALOS VERDES ECA 90274    1                  03/23/99           00
0411302177                05                 05/01/99           0.0000
0411302177                O                  04/01/29
0

2768891       E22/G01     F                  792,000.00         ZZ
                          360                417,830.52         1
                          7.0000             5269.20            80
                          6.7500             5269.20
RENO          NV 89509    2                  03/19/99           00
0411338650                05                 05/01/99           0.0000
0411338650                O                  04/01/29
0

2769710       E22/G01     F                  769,000.00         ZZ
                          360                706,629.39         1
                          6.8750             5051.78            59
                          6.6250             5051.78
DALLAS        TX 75229    2                  03/24/99           00
0411352511                05                 05/01/99           0.0000
0411352511                O                  04/01/29
0

2769724       E22/G01     F                  813,000.00         ZZ
                          360                762,328.61         1
                          6.8750             5340.83            64
                          6.6250             5340.83
UNIVERSITY PARTX 75225    2                  03/23/99           00
0411276546                05                 05/01/99           0.0000
0411276546                O                  04/01/29
0

2770411       E22/G01     F                  650,000.00         ZZ
                          360                610,340.03         1
                          7.0000             4324.47            75
                          6.7500             4324.47
BATON ROUGE   LA 70808    1                  03/30/99           00
0411355001                05                 05/01/99           0.0000
0411355001                O                  04/01/29
0

2771155       E22/G01     F                  360,000.00         ZZ
                          360                337,441.70         1
                          6.8750             2364.94            47
                          6.6250             2364.94
LOS ANGELES   CA 90049    5                  03/26/99           00
0411346273                05                 05/01/99           0.0000
0411346273                O                  04/01/29
0

2773745       E22/G01     F                  480,000.00         ZZ
                          360                449,004.02         1
                          6.8750             3153.26            80
                          6.6250             3153.26
TYLER         TX 75703    2                  04/01/99           00
0411364482                05                 05/01/99           0.0000
0411364482                O                  04/01/29
0

2775481       F28/G01     F                  266,000.00         ZZ
                          360                249,182.16         1
                          7.0000             1769.71            89
                          6.7500             1769.71
ANN ARBOR     MI 48105    2                  03/10/99           12
0431299668                01                 05/01/99           25.0000
4581066                   O                  04/01/29
0

2780947       E22/G01     F                  476,000.00         ZZ
                          360                445,841.99         1
                          6.7500             3087.33            80
                          6.5000             3087.33
FAIRFAX STATIOVA 22039    1                  04/12/99           00
0411260557                03                 06/01/99           0.0000
0411260557                O                  05/01/29
0

2788964       168/168     F                  350,000.00         ZZ
                          360                328,161.22         1
                          6.8750             2299.25            39
                          6.6250             2299.25
MALBA         NY 11357    2                  03/26/99           00
1846730                   05                 05/01/99           0.0000
189467304                 O                  04/01/29
0

2791683       E22/G01     F                  195,000.00         G
                          360                182,809.99         1
                          6.7500             1264.77            49
                          6.5000             1264.77
DISCOVERY BAY CA 94514    1                  04/19/99           00
0411398365                03                 06/01/99           0.0000
0411398365                O                  05/01/29
0

2793157       F28/G01     F                  300,000.00         ZZ
                          360                269,195.98         1
                          6.0000             1798.66            47
                          5.7500             1798.66
NOVI          MI 48374    1                  03/26/99           00
0431311778                05                 05/01/99           0.0000
4628842                   O                  04/01/29
0

2793509       E22/G01     F                  337,500.00         ZZ
                          360                279,796.53         1
                          6.6250             2161.05            75
                          6.3750             2161.05
ARCADIA       OK 73007    2                  04/20/99           00
0411383839                03                 06/01/99           0.0000
0411383839                O                  05/01/29
0

2793517       E22/G01     F                  335,000.00         ZZ
                          360                305,146.75         1
                          6.8750             2200.71            47
                          6.6250             2200.71
MANHATTAN BEACCA 90266    5                  04/15/99           00
0411374564                05                 06/01/99           0.0000
0411374564                O                  05/01/29
0

2793523       E22/G01     F                  448,000.00         ZZ
                          360                419,425.42         1
                          6.6250             2868.59            68
                          6.3750             2868.59
MANHATTAN BEACCA 90266    2                  04/21/99           00
0411197932                05                 06/01/99           0.0000
0411197932                O                  05/01/29
0

2793530       E22/G01     F                  372,000.00         ZZ
                          360                349,736.86         1
                          7.0000             2474.93            40
                          6.7500             2474.93
LOS ANGELES   CA 90402    2                  04/15/99           00
0411368061                05                 06/01/99           0.0000
0411368061                O                  05/01/29
0

2795239       076/076     F                  356,600.00         ZZ
                          360                326,691.22         1
                          6.6250             2283.35            90
                          6.3750             2283.35
MONROE        CT 06468    1                  03/15/99           01
11373505                  05                 05/01/99           25.0000
0847300                   O                  04/01/29
0

2795403       E82/G01     F                  481,000.00         ZZ
                          360                431,356.52         1
                          6.8750             3159.83            42
                          6.6250             3159.83
NEWPORT BEACH CA 92660    2                  04/26/99           00
0400201083                05                 06/01/99           0.0000
0400201083                O                  05/01/29
0

2795515       696/G01     F                  431,250.00         ZZ
                          360                402,979.54         1
                          6.6250             2761.34            75
                          6.3750             2761.34
FORT WASHINGTOMD 20744    1                  04/29/99           00
0431306703                05                 06/01/99           0.0000
21499022                  O                  05/01/29
0

2799283       E22/G01     F                  391,800.00         ZZ
                          360                368,351.90         1
                          7.0000             2606.66            70
                          6.7500             2606.66
JUNCTION CITY OR 97448    5                  04/23/99           00
0411393895                05                 06/01/99           0.0000
0411393895                O                  05/01/29
0

2804565       286/286     F                  485,950.00         ZZ
                          360                456,867.53         1
                          7.0000             3233.04            80
                          6.7500             3233.04
SUWANEE       GA 30024    1                  05/03/99           00
0618849                   03                 06/01/99           0.0000
0000618849                O                  05/01/29
0

2804654       286/286     F                  364,000.00         ZZ
                          360                341,268.53         1
                          6.7500             2360.90            52
                          6.5000             2360.90
WASHINGTON    DC 20016    2                  04/19/99           00
9471732                   05                 06/01/99           0.0000
0009471732                O                  05/01/29
0

2807246       286/286     F                  340,000.00         ZZ
                          360                143,313.38         1
                          6.5000             2149.03            62
                          6.2500             2149.03
SANTA FE      NM 87501    1                  04/09/99           00
0617474                   05                 06/01/99           0.0000
0000617474                O                  05/01/29
0

2809382       696/G01     F                  540,000.00         ZZ
                          360                162,989.42         1
                          7.0000             3592.63            80
                          6.7500             3592.63
GREAT FALLS   VA 22066    1                  05/14/99           00
0431331487                05                 07/01/99           0.0000
24499038                  O                  06/01/29
0

2810062       526/686     F                  384,000.00         ZZ
                          360                352,673.37         1
                          7.0000             2554.76            80
                          6.7500             2554.76
CONIFER       CO 80433    1                  04/13/99           00
6103677479                05                 06/01/99           0.0000
0367747                   O                  05/01/29
0

2810399       168/168     F                  500,000.00         ZZ
                          360                468,092.24         1
                          6.7500             3242.99            59
                          6.5000             3242.99
GARDEN CITY   NY 11530    1                  03/23/99           00
1846411                   05                 05/01/99           0.0000
189464119                 O                  04/01/29
0

2810430       168/168     F                  350,000.00         ZZ
                          360                326,177.13         1
                          7.0000             2328.56            55
                          6.7500             2328.56
STATEN ISLAND NY 10314    5                  04/14/99           00
2434439                   05                 06/01/99           0.0000
249344394                 O                  05/01/29
0

2822159       E22/G01     F                  35,000.00          ZZ
                          360                32,898.41          1
                          6.7500             227.01             35
                          6.5000             227.01
MASTIC        NY 11950    5                  06/02/99           00
0411427388                05                 08/01/99           0.0000
0411427388                O                  07/01/29
0

4563917       944/G01     F                  396,500.00         ZZ
                          360                383,121.49         1
                          7.0000             2637.93            70
                          6.7500             2637.93
REHOBOTH BEACHDE 19971    2                  04/06/01           00
0432779791                03                 06/01/01           0.0000
W88013358                 O                  05/01/31
0

4686414       E22/G01     F                  243,750.00         ZZ
                          360                235,337.07         1
                          6.8750             1601.26            75
                          6.6250             1601.26
GRAPEVINE     TX 76051    5                  04/17/01           00
0412528721                05                 06/01/01           0.0000
0412528721                O                  05/01/31
0

4701902       E22/G01     F                  420,000.00         ZZ
                          360                405,828.77         1
                          7.0000             2794.27            75
                          6.7500             2794.27
HOUSTON       TX 77006    4                  04/24/01           00
0412553067                05                 06/01/01           0.0000
0412553067                O                  05/01/31
0

4800669       025/025     F                  525,000.00         ZZ
                          360                506,334.52         1
                          6.8750             3448.88            75
                          6.6250             3448.88
HOUSTON       TX 77025    1                  03/09/01           00
0138797709                05                 05/01/01           0.0000
0138797709                O                  04/01/31
0

4807731       286/286     F                  637,750.00         ZZ
                          360                615,008.45         1
                          6.7500             4136.44            79
                          6.5000             4136.44
VILLA RICA    GA 30180    2                  04/25/01           00
0173892                   05                 06/01/01           0.0000
173892                    O                  05/01/31
0

4820985       026/G01     F                  699,000.00         ZZ
                          360                675,058.69         1
                          6.7500             4533.71            59
                          6.5000             4533.71
ATLANTA       GA 30350    1                  05/11/01           00
0432863488                03                 07/01/01           0.0000
0457711                   O                  06/01/31
0

4823692       944/G01     F                  335,200.00         ZZ
                          360                298,886.53         1
                          6.8750             2202.03            80
                          6.6250             2202.03
GALTHERSBURG  MD 20882    2                  05/10/01           00
0432832236                05                 07/01/01           0.0000
W88014856                 O                  06/01/31
0

4880666       025/025     F                  388,000.00         ZZ
                          360                373,838.77         1
                          6.6250             2484.41            74
                          6.3750             2484.41
WASHINGTON    DC 20012    2                  04/13/01           00
0138788716                05                 06/01/01           0.0000
0138788716                O                  05/01/31
0

4948747       286/286     F                  444,500.00         ZZ
                          360                429,030.06         1
                          6.7500             2883.02            70
                          6.5000             2883.02
CULPEPER      VA 22701    2                  05/18/01           00
0384411                   05                 07/01/01           0.0000
384411                    O                  06/01/31
0

5122539       R88/G01     F                  530,000.00         ZZ
                          360                508,572.70         1
                          6.5000             3349.97            80
                          6.2500             3349.97
ANAHEIM HILLS CA 92808    1                  06/15/01           00
0432962181                03                 08/01/01           0.0000
1111633                   O                  07/01/31
0

5153678       588/G01     F                  316,000.00         ZZ
                          360                305,054.03         1
                          6.7500             2049.57            80
                          6.5000             2049.57
TOWN OF LAGRANNY 12603    1                  06/26/01           00
0432971125                05                 08/01/01           0.0000
1039888                   O                  07/01/31
0

5202487       E22/G01     F                  350,000.00         ZZ
                          360                338,997.14         1
                          6.8750             2299.25            70
                          6.6250             2299.25
ALBANY        CA 94703    1                  07/18/01           00
0412815763                05                 09/01/01           0.0000
0412815763                O                  08/01/31
0

5341976       A50/G01     F                  275,000.00         ZZ
                          360                263,152.03         1
                          7.0000             1829.58            58
                          6.7500             1829.58
VALPARAISO    FL 32580    2                  06/08/01           00
0433161403                03                 08/01/01           0.0000
317963                    O                  07/01/31
0

5394034       N47/G01     F                  426,400.00         ZZ
                          360                413,721.59         1
                          7.0000             2836.85            80
                          6.7500             2836.85
SALINAS       CA 93908    2                  08/24/01           00
0433196805                03                 10/01/01           0.0000
2011622                   O                  09/01/31
0

5468565       L60/F27     F                  382,500.00         ZZ
                          360                367,535.55         1
                          7.0000             2544.78            75
                          6.7500             2544.78
PHILADELPHIA  TN 37846    1                  06/07/01           00
6990362759                05                 07/01/01           0.0000
6990362759                O                  06/01/31
0

5475778       N47/G01     F                  477,000.00         ZZ
                          360                460,609.91         1
                          6.8750             3133.55            67
                          6.6250             3133.55
LOS GATOS     CA 95032    2                  09/05/01           00
0433222593                05                 11/01/01           0.0000
20211282                  O                  10/01/31
0

5477386       J37/286     F                  437,000.00         ZZ
                          360                422,696.51         1
                          7.0000             2907.38            69
                          6.7500             2907.38
MARIETTA      GA 30064    5                  05/14/01           00
0375049                   05                 07/01/01           0.0000
5391786                   O                  06/01/31
0

5640116       550/550     F                  476,000.00         ZZ
                          360                461,934.49         1
                          6.8500             3119.04            80
                          6.6000             3119.04
ALAMEDA       CA 94501    1                  08/31/01           00
12054225800000            05                 11/01/01           0.0000
120542258                 O                  10/01/31
0

5736212       E22/G01     F                  353,200.00         ZZ
                          360                313,977.57         1
                          7.0000             2349.85            51
                          6.7500             2349.85
MARBLE FALLS  TX 78654    5                  09/26/01           00
0413013764                05                 11/01/01           0.0000
0413013764                O                  10/01/31
0

Total Number of Loans     289

Total Original Balance    115,920,121.00

Total Principal Balance   104,342,775.19

Total Original P+I        758,372.65

Total Current P+I         758,372.65

Fixed Rate Passthru
Loan Number                             Sub Serv Fee
Principal Bal                           Mstr Serv Fee
Curr Note Rate                          Alloc Exp
Net Curr                                Misc Exp
Investor Rate                           Spread
Post Strip Rate                         Strip
1342898                                 0.2500
399867.15                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1349639                                 0.2500
394331.67                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1349698                                 0.2500
159075.60                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1350079                                 0.2500
356256.17                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1350626                                 0.1250
294079.84                               0.0500
6.8750                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1352613                                 0.2500
191887.98                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1352696                                 0.2500
360564.65                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1353621                                 0.2500
475399.66                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1354129                                 0.2500
261792.46                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1354523                                 0.2500
85177.05                                0.0500
6.9000                                  0.0000
6.6500                                  0.0000
6.6000
6.5000                                  0.1000

1355218                                 0.2500
361529.28                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1355231                                 0.2500
138510.48                               0.0500
6.9500                                  0.0000
6.7000                                  0.0000
6.6500
6.5000                                  0.1500

1365443                                 0.2500
245873.14                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1365821                                 0.2500
285245.98                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1365978                                 0.2500
203300.83                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1365991                                 0.2500
240102.95                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1366228                                 0.2500
303509.97                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1366249                                 0.2500
219947.55                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1366330                                 0.2500
353529.50                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1366398                                 0.2500
410019.80                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1366409                                 0.2500
355436.90                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1367321                                 0.2500
241882.88                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1377651                                 0.1250
403658.63                               0.0500
6.7500                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1379357                                 0.2500
145601.72                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1379925                                 0.1250
351962.50                               0.0500
6.8750                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1381085                                 0.1250
273113.38                               0.0500
7.0000                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1722533                                 0.2500
121043.84                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1751593                                 0.2500
321411.58                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1754266                                 0.2500
394575.49                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1762482                                 0.2500
58219.13                                0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1764354                                 0.2500
432874.41                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1769597                                 0.2500
346708.19                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1817051                                 0.2500
315561.86                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1826928                                 0.2500
331586.06                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1827944                                 0.2500
128006.99                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1830431                                 0.2500
250764.78                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1830730                                 0.2500
353725.23                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1833511                                 0.2500
393274.72                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1841942                                 0.2500
85313.10                                0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1842124                                 0.2500
576498.24                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1842997                                 0.2500
236307.30                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

1845371                                 0.2500
337007.33                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1846507                                 0.2500
384702.04                               0.0500
6.2500                                  0.0000
6.0000                                  0.0000
5.9500
5.9500                                  0.0000

1847540                                 0.2500
370723.82                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1848583                                 0.2500
370198.08                               0.0500
6.2500                                  0.0000
6.0000                                  0.0000
5.9500
5.9500                                  0.0000

1848948                                 0.2500
288508.94                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1849315                                 0.2500
511030.41                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1852085                                 0.2500
448438.14                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1852131                                 0.2500
365539.55                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1852893                                 0.2500
324326.15                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1853071                                 0.2500
548212.38                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1853225                                 0.2500
240839.80                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1853328                                 0.2500
331848.09                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1854103                                 0.2500
489104.51                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1854832                                 0.2500
318382.83                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1854834                                 0.2500
289985.50                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1856445                                 0.2500
346196.52                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1856502                                 0.2500
294001.81                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1857276                                 0.2500
335360.92                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1857326                                 0.2500
409715.48                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1857445                                 0.2500
312644.22                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1857714                                 0.2500
429234.03                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1858031                                 0.2500
393913.72                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1858118                                 0.2500
529287.27                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1858426                                 0.2500
371216.31                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

1858429                                 0.2500
521645.69                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1858881                                 0.2500
87028.11                                0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

1859292                                 0.2500
329063.77                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1859715                                 0.2500
319252.23                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

1860155                                 0.2500
350166.03                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1860486                                 0.2500
229847.76                               0.0500
5.8750                                  0.0000
5.6250                                  0.0000
5.5750
5.5750                                  0.0000

1860496                                 0.2500
336367.18                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1860508                                 0.2500
357741.26                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1861064                                 0.2500
351207.25                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1861518                                 0.2500
353466.74                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1861927                                 0.2500
373898.85                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1861938                                 0.2500
339750.87                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1862788                                 0.2500
459439.22                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1863035                                 0.2500
279140.33                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

1863126                                 0.2500
235368.63                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1863569                                 0.2500
327281.76                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1863867                                 0.2500
312342.44                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1864258                                 0.2500
405209.20                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1864714                                 0.2500
408097.78                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1864980                                 0.2500
402623.29                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1865877                                 0.2500
422742.92                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1865881                                 0.2500
462986.72                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1867042                                 0.2500
381381.03                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1867376                                 0.2500
589220.88                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1867424                                 0.2500
90561.83                                0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1867530                                 0.2500
675682.96                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1867724                                 0.2500
373621.44                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1868139                                 0.2500
356626.34                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1868344                                 0.2500
441603.25                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1868811                                 0.2500
472169.09                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1868813                                 0.2500
308613.52                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1868896                                 0.2500
418060.92                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1868996                                 0.2500
396424.68                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1870079                                 0.2500
374214.54                               0.0500
6.3750                                  0.0000
6.1250                                  0.0000
6.0750
6.0750                                  0.0000

1870459                                 0.2500
326749.66                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1870533                                 0.2500
249952.72                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1870640                                 0.2500
373624.11                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1870908                                 0.2500
344075.41                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1871448                                 0.2500
466246.97                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1871596                                 0.2500
334886.08                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1871668                                 0.2500
325965.06                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1871790                                 0.2500
373484.42                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1871967                                 0.2500
279852.70                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1871989                                 0.2500
316762.07                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1872071                                 0.2500
840003.19                               0.0500
6.7000                                  0.0000
6.4500                                  0.0000
6.4000
6.4000                                  0.0000

1872261                                 0.2500
373360.74                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1872359                                 0.2500
377937.19                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1872570                                 0.2500
512151.45                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1872626                                 0.2500
74540.82                                0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1872933                                 0.2500
364515.90                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1873725                                 0.2500
54551.02                                0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1873862                                 0.2500
365284.56                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1874496                                 0.2500
351534.33                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1875231                                 0.2500
263993.24                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1875644                                 0.2500
363174.44                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1875764                                 0.2500
499401.20                               0.0500
6.2500                                  0.0000
6.0000                                  0.0000
5.9500
5.9500                                  0.0000

1875818                                 0.2500
486242.16                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1875854                                 0.2500
194250.33                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1876471                                 0.2500
429612.08                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1876550                                 0.2500
347012.56                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1877439                                 0.2500
608709.42                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1877517                                 0.2500
265222.51                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1877553                                 0.2500
567599.80                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1877587                                 0.2500
327068.44                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1877612                                 0.2500
372528.23                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1878254                                 0.2500
524275.75                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1878432                                 0.2500
147100.80                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1879241                                 0.2500
507197.74                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1879261                                 0.2500
416569.55                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1879544                                 0.2500
935272.11                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1880251                                 0.2500
438350.23                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1880281                                 0.2500
320347.26                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1880789                                 0.2500
360954.50                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1881022                                 0.2500
363349.23                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1881059                                 0.2500
420871.75                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1881077                                 0.2500
374590.41                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1881127                                 0.2500
364755.60                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1882189                                 0.2500
443038.27                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1882592                                 0.2500
320467.40                               0.0500
6.3750                                  0.0000
6.1250                                  0.0000
6.0750
6.0750                                  0.0000

1882813                                 0.2500
568441.74                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1883173                                 0.2500
465428.50                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1883180                                 0.2500
299550.60                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1883196                                 0.2500
320754.54                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1883279                                 0.2500
381242.07                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1883380                                 0.2500
363400.98                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1883739                                 0.2500
362323.32                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1884357                                 0.2500
316215.27                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1884382                                 0.2500
391717.96                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1884387                                 0.2500
373064.02                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1884437                                 0.2500
373623.52                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1884482                                 0.2500
501384.03                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1884675                                 0.2500
205726.14                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1885432                                 0.2500
368965.03                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1885436                                 0.2500
246871.67                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1887506                                 0.2500
276179.46                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1888719                                 0.2500
264003.33                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

1888878                                 0.2500
423355.19                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1890648                                 0.2500
402839.85                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1890810                                 0.2500
339375.42                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1892095                                 0.2500
379020.15                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1893093                                 0.2500
374108.50                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1893772                                 0.2500
260436.77                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1894490                                 0.2500
308616.08                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1894545                                 0.2500
313986.72                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1895241                                 0.2500
343524.60                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1895255                                 0.2500
318651.15                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1895445                                 0.2500
448822.38                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1895632                                 0.2500
408653.00                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1896364                                 0.2500
320627.07                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1896502                                 0.2500
421953.10                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1896736                                 0.2500
409505.64                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1896988                                 0.2500
328644.63                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1897107                                 0.2500
438258.45                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1897694                                 0.2500
355808.43                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1897719                                 0.2500
381673.22                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1897761                                 0.2500
440331.30                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1897978                                 0.2500
679748.01                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

1898431                                 0.2500
543928.98                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1898662                                 0.2500
426939.50                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1899687                                 0.2500
445117.02                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1899694                                 0.2500
321767.66                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1900014                                 0.2500
336845.35                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1900650                                 0.2500
422360.26                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1900998                                 0.2500
299711.69                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1901073                                 0.2500
336971.50                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1901308                                 0.2500
272109.63                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1901350                                 0.2500
483379.07                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

1902516                                 0.2500
256187.56                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1902845                                 0.2500
343977.79                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1902847                                 0.2500
263990.70                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1903585                                 0.2500
314435.16                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1903684                                 0.2500
496272.67                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1904023                                 0.2500
549990.89                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

1904433                                 0.2500
366162.31                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1904645                                 0.2500
361290.19                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1904827                                 0.2500
319721.49                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

1905132                                 0.2500
364642.63                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1908064                                 0.2500
408152.87                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1908775                                 0.2500
344562.95                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1908795                                 0.2500
333236.33                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1909134                                 0.2500
544771.15                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1909322                                 0.2500
338034.52                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1909656                                 0.2500
585902.33                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1910094                                 0.2500
348363.61                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1911589                                 0.2500
546405.61                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

1912582                                 0.2500
314780.08                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1912785                                 0.2500
283395.17                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1913464                                 0.2500
315457.22                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1913601                                 0.2500
362759.51                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1914010                                 0.2500
147120.10                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1914910                                 0.2500
413099.88                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1915186                                 0.2500
292384.18                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1921367                                 0.2500
41108.41                                0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

1921408                                 0.2500
399709.96                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

1923927                                 0.2500
227858.86                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

2696045                                 0.2500
369604.90                               0.0500
6.3750                                  0.0000
6.1250                                  0.0000
6.0750
6.0750                                  0.0000

2706078                                 0.2500
167669.13                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

2712027                                 0.2500
373136.94                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

2724270                                 0.2500
521398.49                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

2729384                                 0.2500
383712.65                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

2734624                                 0.2500
369888.10                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

2735007                                 0.2500
228911.52                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

2735060                                 0.2500
411383.11                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

2735077                                 0.2500
90767.74                                0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

2747442                                 0.2500
72763.72                                0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

2748689                                 0.2500
572981.02                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

2751849                                 0.2500
449298.60                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

2752691                                 0.2500
79009.44                                0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

2756034                                 0.2500
436452.00                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

2756058                                 0.2500
56179.53                                0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

2758759                                 0.2500
375071.51                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

2761291                                 0.2500
326675.80                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

2761703                                 0.2500
447594.55                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

2761721                                 0.2500
346050.50                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

2761752                                 0.2500
540439.37                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

2762086                                 0.2500
321320.32                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

2767106                                 0.2500
374453.23                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

2767961                                 0.2500
564821.75                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

2768891                                 0.2500
417830.52                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

2769710                                 0.2500
706629.39                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

2769724                                 0.2500
762328.61                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

2770411                                 0.2500
610340.03                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

2771155                                 0.2500
337441.70                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

2773745                                 0.2500
449004.02                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

2775481                                 0.2500
249182.16                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

2780947                                 0.2500
445841.99                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

2788964                                 0.2500
328161.22                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

2791683                                 0.2500
182809.99                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

2793157                                 0.2500
269195.98                               0.0500
6.0000                                  0.0000
5.7500                                  0.0000
5.7000
5.7000                                  0.0000

2793509                                 0.2500
279796.53                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

2793517                                 0.2500
305146.75                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

2793523                                 0.2500
419425.42                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

2793530                                 0.2500
349736.86                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

2795239                                 0.2500
326691.22                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

2795403                                 0.2500
431356.52                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

2795515                                 0.2500
402979.54                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

2799283                                 0.2500
368351.90                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

2804565                                 0.2500
456867.53                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

2804654                                 0.2500
341268.53                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

2807246                                 0.2500
143313.38                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

2809382                                 0.2500
162989.42                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

2810062                                 0.2500
352673.37                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

2810399                                 0.2500
468092.24                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

2810430                                 0.2500
326177.13                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

2822159                                 0.2500
32898.41                                0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

4563917                                 0.2500
383121.49                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

4686414                                 0.2500
235337.07                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

4701902                                 0.2500
405828.77                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

4800669                                 0.2500
506334.52                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

4807731                                 0.2500
615008.45                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

4820985                                 0.2500
675058.69                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

4823692                                 0.2500
298886.53                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

4880666                                 0.2500
373838.77                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

4948747                                 0.2500
429030.06                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

5122539                                 0.2500
508572.70                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

5153678                                 0.2500
305054.03                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

5202487                                 0.2500
338997.14                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

5341976                                 0.2500
263152.03                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

5394034                                 0.2500
413721.59                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

5468565                                 0.2500
367535.55                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

5475778                                 0.2500
460609.91                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

5477386                                 0.2500
422696.51                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

5640116                                 0.2500
461934.49                               0.0500
6.8500                                  0.0000
6.6000                                  0.0000
6.5500
6.5000                                  0.0500

5736212                                 0.2500
313977.57                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

Total Number of Loans:                  289

Total Original Balance:                 115,920,121.00

Total Principal Balance:                104,342,775.19

Total Original P+I:                     758,372.65

Total Current P+I:                      758,372.65

                                   EXHIBIT F-3

                             GROUP III LOAN SCHEDULE

                                (Filed Manually)

Fixed Rate Loan
Loan Number   S/S Code    Payment Type       Original Bal       Loan Feature
                          Orig Term          Principal Bal      # of Units
                          Orig Rate          Original PI        LTV
                          Net Curr           Current PI
City          State  Zip  Loan Purp          Note Date          MI Co Code
Servicer Loan #           Prop Type          First Pay Date     MI Coverage
Seller Loan   #           Occup Code         Maturity Date
Investor Loan #
1334043       439/686     F                  224,000.00         ZZ
                          360                191,396.07         1
                          7.9500             1635.84            45
                          7.7000             1635.84
SHERMAN OAKS  CA 91403    2                  02/25/93           00
7015380830                05                 05/01/93           0.0000
001538083                 O                  04/01/23
0

1334493       614/076     F                  150,000.00         ZZ
                          360                127,879.55         1
                          7.5000             1048.82            75
                          7.1250             1048.82
EAST WINDSOR  NJ 08520    2                  09/01/93           00
11427216                  05                 11/01/93           0.0000
7300007602                O                  10/01/23
0

1340717       573/M32     F                  459,200.00         ZZ
                          360                320,471.65         2
                          7.2500             3132.55            70
                          6.8750             3132.55
NEWPORT BEACH CA 92625    2                  09/23/93           00
001146406                 05                 11/01/93           0.0000
801278                    O                  10/01/23
0

1342096       526/M32     F                  600,000.00         ZZ
                          360                508,618.26         1
                          7.5000             4195.29            75
                          7.1250             4195.29
MCKINNEY      TX 75070    2                  07/09/93           00
302737341                 03                 09/01/93           0.0000
9311523                   O                  08/01/23
0

1342879       472/M32     F                  228,750.00         ZZ
                          360                194,738.24         1
                          7.6250             1619.08            75
                          7.3750             1619.08
YORBA LINDA   CA 92686    5                  08/05/93           00
302739867                 05                 10/01/93           0.0000
010004109                 O                  09/01/23
0

1345393       744/M32     F                  464,000.00         ZZ
                          360                394,369.25         1
                          7.2500             3165.30            80
                          6.8750             3165.30
SAN FRANCISCO CA 94117    1                  09/10/93           00
007018948                 05                 11/01/93           0.0000
70278                     O                  10/01/23
0

1346437       056/M32     F                  180,000.00         ZZ
                          360                98,302.29          1
                          7.2500             1227.92            75
                          7.0000             1227.92
LOS ANGELES   CA 91364    2                  10/01/93           00
007020050                 05                 12/01/93           0.0000
2916488                   O                  11/01/23
0

1348606       443/M32     F                  425,000.00         ZZ
                          360                359,344.35         1
                          7.3750             2935.37            49
                          7.1250             2935.37
ARCADIA       CA 91006    5                  08/20/93           00
007010994                 05                 10/01/93           0.0000
21019002106               O                  09/01/23
0

1350528       526/M32     F                  228,000.00         ZZ
                          360                190,904.33         1
                          7.1250             1536.08            90
                          6.7500             1536.08
BIRMINGHAM TWSPA 19317    1                  08/31/93           11
302741277                 05                 10/01/93           25.0000
8770380                   O                  09/01/23
0

1350936       559/514     F                  550,000.00         ZZ
                          360                453,583.27         1
                          7.1250             3705.46            41
                          6.8750             3705.46
SONOMA        CA 95476    2                  10/01/93           00
861583                    05                 12/01/93           0.0000
8025074                   O                  11/01/23
0

1351321       369/369     F                  416,200.00         ZZ
                          360                351,932.38         1
                          7.1250             2804.02            80
                          6.8750             2804.02
INDIANAPOLIS  IN 46260    1                  08/31/93           00
47930730                  05                 10/01/93           0.0000
47930730                  O                  09/01/23
0

1352944       232/076     F                  547,000.00         ZZ
                          360                437,366.98         1
                          7.6250             3871.63            75
                          7.3750             3871.63
CORAL SPRINGS FL 33071    2                  09/23/93           00
13781290                  03                 11/01/93           0.0000
781290                    O                  10/01/23
0

1353027       561/076     F                  253,000.00         ZZ
                          360                215,008.40         1
                          7.2500             1725.91            78
                          7.0000             1725.91
ROCKVILLE     MD 20850    2                  09/17/93           00
11426686                  05                 11/01/93           0.0000
0667956                   O                  10/01/23
0

1353395       028/M32     F                  412,000.00         ZZ
                          360                339,526.04         1
                          7.3750             2845.58            78
                          7.0000             2845.58
SOQUEL        CA 95073    1                  09/20/93           00
007017379                 05                 11/01/93           0.0000
101720                    O                  10/01/23
0

1354460       686/686     F                  118,000.00         ZZ
                          360                100,354.32         1
                          7.2750             806.97             71
                          7.0250             806.97
HAMILTON      MA 01982    2                  09/23/93           00
0815515275                05                 11/01/93           0.0000
030815515275              O                  10/01/23
0

1354690       069/M32     F                  350,000.00         ZZ
                          360                296,966.15         1
                          7.2500             2387.62            69
                          7.0000             2387.62
CARLSBAD      CA 92009    1                  09/20/93           00
001147040                 05                 11/01/93           0.0000
1906536                   O                  10/01/23
0

1354860       406/M32     F                  400,000.00         ZZ
                          360                347,362.40         1
                          7.6250             2831.17            56
                          7.2500             2831.17
CAMPBELL HALL NY 10916    2                  04/19/94           00
009707431                 05                 06/01/94           0.0000
1179159                   O                  05/01/24
0

1355721       334/M32     F                  232,000.00         ZZ
                          360                189,020.48         1
                          7.2500             1582.65            85
                          6.8750             1582.65
INGLEWOOD     CA 90305    2                  09/01/93           11
009968397                 05                 11/01/93           12.0000
996839                    O                  10/01/23
0

1356987       195/076     F                  360,000.00         ZZ
                          360                305,652.05         1
                          7.1250             2425.39            67
                          6.8750             2425.39
WILTON        CT 06897    2                  10/13/93           00
11429116                  05                 12/01/93           0.0000
41894                     O                  11/01/23
0

1362657       032/M32     F                  348,750.00         ZZ
                          360                302,480.87         1
                          7.8750             2528.68            75
                          7.5000             2528.68
SANTA CRUZ    CA 95060    5                  12/16/93           00
001159425                 05                 02/01/94           0.0000
182616                    O                  01/01/24
0

1363500       028/M32     F                  476,000.00         ZZ
                          360                390,000.49         2
                          7.5000             3328.26            60
                          7.2500             3328.26
AVALON        CA 90704    2                  01/04/94           00
007045339                 05                 03/01/94           0.0000
077162                    O                  02/01/24
0

1364343       472/M32     F                  774,000.00         ZZ
                          360                664,970.01         1
                          7.3750             5345.83            78
                          7.1250             5345.83
LOS ANGELES   CA 91423    2                  01/11/94           00
001160464                 05                 03/01/94           0.0000
006200670802              O                  02/01/24
0

1364821       705/076     F                  445,000.00         ZZ
                          360                382,193.96         1
                          7.6250             3149.68            60
                          7.2500             3149.68
GLEN COVE     NY 11542    2                  01/14/94           00
11442536                  05                 03/01/94           0.0000
93030988                  O                  02/01/24
0

1365068       606/M32     F                  350,000.00         ZZ
                          360                289,501.62         1
                          7.7500             2507.44            90
                          7.5000             2507.44
DOWNEY        CA 90242    1                  01/06/94           01
007042476                 05                 03/01/94           17.0000
33008650                  O                  02/01/24
0

1365510       052/670     F                  443,000.00         ZZ
                          360                370,793.79         1
                          7.2500             3022.05            74
                          6.8750             3022.05
FRESNO        CA 93720    2                  11/05/93           00
3120393733                05                 01/01/94           0.0000
268405                    O                  12/01/23
0

1365522       052/670     F                  566,000.00         ZZ
                          360                481,507.52         1
                          7.1250             3813.25            75
                          6.8750             3813.25
SANTA CRUZ    CA 95060    1                  11/12/93           00
3120458533                05                 01/01/94           0.0000
270301                    O                  12/01/23
0

1365971       076/076     F                  351,000.00         ZZ
                          360                286,525.11         1
                          7.2500             2394.44            60
                          7.0000             2394.44
FT LAUDERDALE FL 33308    5                  11/02/93           00
11375684                  05                 01/01/94           0.0000
3398382                   O                  12/01/23
0

1366510       560/560     F                  397,000.00         ZZ
                          360                150,506.52         1
                          7.1250             2674.66            75
                          7.0000             2674.66
WASHINGTON TWPNJ 07675    2                  11/22/93           00
221200827                 05                 01/01/94           0.0000
10472609                  O                  12/01/23
0

1366547       560/560     F                  70,000.00          ZZ
                          360                59,375.50          1
                          7.1250             471.60             59
                          7.0000             471.60
CUMBERLAND    VA 23040    1                  11/30/93           00
221208242                 05                 01/01/94           0.0000
96383509                  O                  12/01/23
0

1366756       686/686     F                  127,500.00         ZZ
                          360                107,580.77         1
                          7.3000             874.11             75
                          7.0500             874.11
STAMFORD      CT 06906    1                  11/16/93           00
0815572367                05                 01/01/94           0.0000
30815572367               O                  12/01/23
0

1366782       686/686     F                  361,000.00         ZZ
                          360                308,272.50         1
                          7.2000             2450.43            76
                          6.9500             2450.43
DULUTH        GA 30136    2                  11/29/93           00
0815728225                03                 02/01/94           0.0000
30815728225               O                  01/01/24
0

1366912       100/X14     F                  334,700.00         ZZ
                          360                282,948.06         1
                          7.1250             2254.94            64
                          6.8750             2254.94
MINNETONKA    MN 55305    5                  11/12/93           00
8001078131                05                 01/01/94           0.0000
7662651                   O                  12/01/23
0

1368270       334/M32     F                  395,000.00         ZZ
                          360                341,654.64         1
                          7.8750             2864.03            66
                          6.6250             2864.03
NORTH HOLLYWOOCA 91602    2                  11/23/93           00
009985201                 05                 01/01/94           0.0000
998520                    O                  12/01/23
0

1368513       439/686     F                  364,500.00         ZZ
                          360                313,655.07         1
                          7.5500             2561.13            80
                          7.3000             2561.13
DOWNEY        CA 90241    2                  12/10/93           00
7016462587                05                 02/01/94           0.0000
1646258                   O                  01/01/24
0

1369229       503/M32     F                  454,300.00         ZZ
                          360                23,396.07          2
                          7.2500             3099.13            63
                          7.0000             3099.13
MANHATTAN BEACCA 90266    2                  01/25/94           00
007047152                 05                 03/01/94           0.0000
28000267                  O                  02/01/24
0

1370041       074/074     F                  249,375.00         ZZ
                          360                213,420.09         1
                          7.6250             1765.06            75
                          7.3750             1765.06
NORTH WOODMERENY 11581    1                  08/31/93           00
0009153930                05                 10/01/93           0.0000
9153930                   O                  09/01/23
0

1370088       074/074     F                  431,250.00         ZZ
                          360                370,661.60         1
                          7.6250             3052.36            75
                          7.3750             3052.36
ENCINO        CA 91436    1                  08/12/93           00
0009267542                05                 10/01/93           0.0000
9267542                   O                  09/01/23
0

1370094       074/074     F                  335,000.00         ZZ
                          360                285,955.26         1
                          7.7500             2399.99            72
                          7.5000             2399.99
HOUSTON       TX 77069    1                  05/17/93           00
0007607650                03                 07/01/93           0.0000
7607650                   O                  06/01/23
0

1370114       074/074     F                  412,500.00         ZZ
                          360                353,411.25         1
                          7.7500             2955.20            75
                          7.5000             2955.20
MALIBU        CA 90265    2                  07/02/93           00
0008748534                05                 09/01/93           0.0000
8748534                   O                  08/01/23
0

1370147       074/074     F                  212,000.00         ZZ
                          360                177,030.92         1
                          7.2500             1446.21            80
                          7.0000             1446.21
PRINCETON     NJ 08540    1                  08/25/93           00
0004795500                05                 10/01/93           0.0000
4795500                   O                  09/01/23
0

1371047       052/670     F                  350,000.00         ZZ
                          240                228,425.44         1
                          7.3750             2792.89            66
                          7.1250             2792.89
BRIARCLIFF MANNY 10510    5                  11/30/93           00
3120227563                05                 01/01/94           0.0000
262996                    O                  12/01/13
0

1371070       052/670     F                  536,000.00         ZZ
                          360                350,590.83         1
                          7.3750             3702.02            80
                          7.1250             3702.02
SANTA ROSA    CA 95404    1                  12/13/93           00
3120370953                05                 02/01/94           0.0000
267552                    O                  01/01/24
0

1371375       686/686     F                  400,000.00         ZZ
                          360                344,648.01         1
                          7.5000             2796.86            78
                          7.2500             2796.86
SANTA CRUZ    CA 95060    5                  12/21/93           00
0815483987                05                 03/01/94           0.0000
30815483987               O                  02/01/24
0

1371581       686/686     F                  64,000.00          ZZ
                          360                34,454.83          1
                          7.4000             443.13             63
                          7.1500             443.13
LITHONIA      GA 30058    2                  01/06/94           00
0815612494                05                 03/01/94           0.0000
30815612494               O                  02/01/24
0

1371680       635/447     F                  110,000.00         ZZ
                          360                93,168.14          1
                          7.2500             750.40             73
                          7.0000             750.40
SPARTA        NJ 07871    1                  08/13/93           00
4075632                   03                 10/01/93           0.0000
3219110                   O                  09/01/23
0

1371900       562/562     F                  203,000.00         ZZ
                          360                174,032.32         1
                          7.3750             1402.08            54
                          7.1250             1402.08
GREAT NECK    NY 11023    2                  01/31/94           00
29435743000000            05                 03/01/94           0.0000
435743                    O                  02/01/24
0

1372376       531/181     F                  360,000.00         T
                          360                311,633.73         1
                          7.6250             2548.06            65
                          7.3750             2548.06
LAHAINA       HI 96761    1                  02/19/94           00
0001091928                09                 04/01/94           0.0000
32105563                  O                  03/01/24
0

1372610       450/994     F                  350,000.00         ZZ
                          360                298,338.11         1
                          7.1250             2358.02            71
                          6.8750             2358.02
CHICAGO       IL 60614    2                  12/10/93           00
5927804434                07                 02/01/94           0.0000
3468162                   O                  01/01/24
0

1375067       406/M32     F                  256,500.00         ZZ
                          360                221,604.97         1
                          7.3750             1771.58            90
                          7.0000             1771.58
DIX HILLS     NY 11746    1                  04/15/94           11
009704008                 05                 06/01/94           25.0000
2811958                   O                  05/01/24
0

1376493       136/M32     F                  230,000.00         ZZ
                          360                196,568.61         1
                          7.3750             1588.56            74
                          7.2500             1588.56
WHITE PLAINS  NY 10605    2                  11/19/93           00
009703349                 05                 01/01/94           0.0000
1374070                   O                  12/01/23
0

1376496       136/M32     F                  300,000.00         ZZ
                          360                258,960.84         1
                          7.5000             2097.65            32
                          7.3750             2097.65
RYE           NY 10580    2                  01/28/94           00
009704081                 05                 04/01/94           0.0000
1378380                   O                  03/01/24
0

1376656       526/M32     F                  303,300.00         ZZ
                          360                240,888.21         1
                          7.5000             2120.72            90
                          7.3750             2120.72
MITCHELLVILLE MD 20721    1                  02/02/94           04
009699539                 03                 04/01/94           20.0000
3757051                   O                  03/01/24
0

1377276       195/076     F                  360,000.00         ZZ
                          360                308,020.95         1
                          7.1250             2425.39            80
                          6.8750             2425.39
HARTSDALE     NY 10530    2                  03/14/94           00
11448936                  05                 05/01/94           0.0000
42842                     O                  04/01/24
0

1377625       283/686     F                  273,750.00         ZZ
                          360                106,642.98         1
                          7.6250             1937.59            75
                          7.3750             1937.59
SOUTH SALEM   NY 10590    2                  04/06/94           00
6161313546                05                 06/01/94           0.0000
675393                    O                  05/01/24
0

1379276       694/M32     F                  364,800.00         ZZ
                          360                315,522.73         1
                          7.7500             2613.48            80
                          7.5000             2613.48
SEWICKLEY     PA 15143    1                  12/08/93           00
009718339                 05                 02/01/94           0.0000
0200104491                O                  01/01/24
0

1379348       313/076     F                  258,800.00         ZZ
                          360                223,177.95         1
                          7.3750             1787.47            80
                          7.1250             1787.47
WINFIELD      IL 60190    1                  03/25/94           00
11448886                  05                 05/01/94           0.0000
5510938                   O                  04/01/24
0

1379495       575/M32     F                  341,600.00         ZZ
                          360                293,735.55         1
                          7.2500             2330.31            80
                          7.1250             2330.31
FAIRFAX       VA 22032    2                  03/22/94           00
009702069                 05                 05/01/94           0.0000
4507610                   O                  04/01/24
0

1379547       052/670     F                  440,000.00         ZZ
                          360                216,602.39         1
                          7.3750             3038.98            78
                          7.1250             3038.98
POUND RIDGE   NY 10576    2                  02/01/94           00
3120638193                05                 03/01/94           0.0000
276023                    O                  02/01/24
0

1379575       052/670     F                  367,000.00         ZZ
                          360                318,267.77         1
                          7.6250             2597.61            61
                          7.3750             2597.61
BRONXVILLE,T/ONY 10708    2                  03/03/94           00
3120639673                05                 05/01/94           0.0000
276089                    O                  04/01/24
0

1379776       051/M32     F                  244,000.00         ZZ
                          360                212,580.44         1
                          7.8750             1769.17            63
                          7.5000             1769.17
BRISBANE      CA 94005    5                  04/04/94           00
009702572                 05                 06/01/94           0.0000
16100856                  O                  05/01/24
0

1379859       028/M32     F                  243,000.00         ZZ
                          360                210,147.95         1
                          7.5000             1699.09            72
                          7.3750             1699.09
MARCOLA       OR 97454    5                  03/25/94           00
009702374                 05                 05/01/94           0.0000
136234                    O                  04/01/24
0

1379952       719/447     F                  248,000.00         ZZ
                          360                211,040.57         1
                          7.1250             1670.82            55
                          6.8750             1670.82
ROCKVILLE     MD 20852    2                  02/14/94           00
4149792                   05                 04/01/94           0.0000
360008923                 O                  03/01/24
0

1380162       686/686     F                  106,000.00         ZZ
                          360                88,658.58          1
                          7.5000             741.17             57
                          7.3750             741.17
CORAL GABLES  FL 33134    5                  03/14/94           00
0815975305                05                 05/01/94           0.0000
30815975305               O                  04/01/24
0

1380565       637/447     F                  479,200.00         ZZ
                          360                411,927.92         1
                          7.5000             3350.64            79
                          7.2500             3350.64
RIVERWOODS    IL 60015    2                  04/06/94           00
2856549                   05                 06/01/94           0.0000
3681459                   O                  05/01/24
0

1380676       369/369     F                  365,500.00         ZZ
                          360                19,605.58          1
                          7.2500             2493.36            85
                          7.0000             2493.36
STONE MOUNTAINGA 30087    1                  03/29/94           04
48281026                  05                 05/01/94           12.0000
48281026                  O                  04/01/24
0

1380902       375/M32     F                  203,250.00         ZZ
                          360                173,925.51         1
                          7.1250             1369.33            79
                          7.0000             1369.33
PITTSBURGH    PA 15237    2                  02/22/94           00
009705377                 05                 04/01/94           0.0000
94684                     O                  03/01/24
0

1380903       375/M32     F                  265,000.00         ZZ
                          360                224,838.57         1
                          7.2500             1807.77            66
                          7.1250             1807.77
BRYN MAWR     PA 19010    2                  03/09/94           00
009705518                 05                 05/01/94           0.0000
308549496                 O                  04/01/24
0

1381066       491/S48     F                  355,000.00         ZZ
                          360                306,136.90         1
                          7.3750             2451.90            71
                          7.1250             2451.90
SAN FRANCISCO CA 94127    1                  03/01/94           00
4202723526                05                 05/01/94           0.0000
2723522                   O                  04/01/24
0

1381244       640/J95     F                  424,000.00         ZZ
                          360                355,255.81         1
                          7.3750             2928.47            80
                          7.1250             2928.47
JACKSON       TN 38305    1                  03/03/94           00
0005216809                03                 05/01/94           0.0000
0697060                   O                  04/01/24
0

1381654       439/686     F                  590,000.00         ZZ
                          360                510,949.35         1
                          7.5000             4125.37            60
                          7.2500             4125.37
NEW YORK      NY 10021    1                  04/22/94           00
7016756608                07                 06/01/94           0.0000
1675660                   O                  05/01/24
0

1381689       686/686     F                  77,200.00          ZZ
                          360                65,990.42          1
                          7.9000             561.10             75
                          7.6500             561.10
LITHONIA      GA 30058    2                  04/04/94           00
0815825161                05                 06/01/94           0.0000
30815825161               O                  05/01/24
0

1665785       G75/G75     F                  240,050.00         ZZ
                          360                223,224.42         1
                          7.8750             1740.53            95
                          7.6250             1740.53
DILLSBURG     PA 17019    1                  11/28/97           04
0003357743                05                 01/01/98           30.0000
03357743                  O                  12/01/27
0

1670368       637/G02     F                  649,950.00         ZZ
                          360                607,513.35         1
                          7.8750             4712.59            60
                          7.6250             4712.59
FRESNO        CA 93711    4                  03/05/98           00
0430844720                03                 05/01/98           0.0000
8632655                   O                  04/01/28
0

1701338       828/G02     F                  65,600.00          ZZ
                          360                61,241.42          1
                          7.8750             475.65             80
                          7.6250             475.65
HOUSTON       TX 77023    1                  03/25/98           00
0430719005                05                 05/01/98           0.0000
88670011                  O                  04/01/28
0

1711437       225/447     F                  112,100.00         ZZ
                          360                104,496.61         1
                          7.7500             803.10             95
                          7.5000             803.10
TUSTIN        CA 92680    2                  02/20/98           04
3863608                   03                 04/01/98           30.0000
8095380                   O                  03/01/28
0

1716550       E22/G02     F                  74,800.00          ZZ
                          360                69,792.96          1
                          7.8750             542.35             85
                          7.6250             542.35
OVERLAND      MO 63114    5                  03/09/98           00
0410712137                05                 05/01/98           0.0000
410712137                 O                  04/01/28
0

1717556       661/661     F                  56,000.00          ZZ
                          360                51,794.69          1
                          7.5000             391.56             97
                          7.2500             391.56
HORSEHEADS    NY 14845    1                  02/05/98           92
7073215340                05                 04/01/98           30.0000
3215340                   O                  03/01/28
0

1717578       661/661     F                  135,000.00         ZZ
                          360                125,649.24         1
                          7.6250             955.52             94
                          7.3750             955.52
REEDSVILLE    PA 17084    1                  02/11/98           92
7073244753                05                 04/01/98           30.0000
3244753                   O                  03/01/28
0

1717588       661/661     F                  262,000.00         ZZ
                          360                243,895.04         1
                          7.6250             1854.42            95
                          7.3750             1854.42
MORRISON      CO 80465    2                  02/27/98           92
7073273042                05                 05/01/98           30.0000
3273042                   O                  04/01/28
0

1720392       074/G02     F                  78,000.00          ZZ
                          360                72,439.08          1
                          7.5000             545.39             60
                          7.2500             545.39
OLYMPIA       WA 98516    2                  02/02/98           00
0430758227                27                 04/01/98           0.0000
1506430650                O                  03/01/28
0

1724293       480/G02     F                  208,000.00         ZZ
                          360                188,337.19         1
                          7.8750             1508.14            80
                          7.6250             1508.14
THOUSAND OAKS CA 91360    1                  03/27/98           00
0430730044                05                 05/01/98           0.0000
3523107                   N                  04/01/28
0

1728113       687/G02     F                  122,150.00         ZZ
                          360                113,988.74         1
                          7.8750             885.67             84
                          7.6250             885.67
WARRENTON     VA 20187    5                  04/24/98           01
0430800664                05                 06/01/98           12.0000
1672843                   O                  05/01/28
0

1729410       633/G02     F                  420,000.00         ZZ
                          360                384,385.59         1
                          7.7500             3008.93            50
                          7.5000             3008.93
VILLA PARK    CA 92861    2                  04/07/98           00
0430775031                05                 06/01/98           0.0000
742908                    O                  05/01/28
0

1730109       E22/G02     F                  115,160.00         ZZ
                          360                107,641.00         1
                          7.8750             834.99             80
                          7.6250             834.99
COLORADO SPRINCO 80918    1                  04/01/98           00
0410754600                05                 05/01/98           0.0000
410754600                 O                  04/01/28
0

1734879       E22/G02     F                  90,000.00          ZZ
                          360                79,662.13          1
                          7.8750             652.56             41
                          7.6250             652.56
TOMS RIVER    NJ 08753    5                  04/17/98           00
0410792501                05                 06/01/98           0.0000
410792501                 O                  05/01/28
0

1735525       700/G02     F                  41,200.00          ZZ
                          360                37,690.77          1
                          7.6250             291.62             80
                          7.3750             291.62
HOUSTON       TX 77058    1                  04/29/98           00
0430789263                01                 06/01/98           0.0000
126107                    O                  05/01/28
0

1735937       E22/G02     F                  74,000.00          ZZ
                          360                64,372.21          1
                          7.3750             511.10             77
                          7.1250             511.10
LAS VEGAS     NV 89030    5                  04/22/98           00
0410817738                05                 06/01/98           0.0000
410817738                 O                  05/01/28
0

1736104       E22/G02     F                  87,500.00          ZZ
                          360                81,552.09          1
                          7.7500             626.86             72
                          7.5000             626.86
CEDAREDGE     CO 81413    5                  04/23/98           00
0410787709                27                 06/01/98           0.0000
410787709                 O                  05/01/28
0

1737342       225/447     F                  352,000.00         ZZ
                          360                329,407.18         1
                          7.8750             2552.25            80
                          7.6250             2552.25
ENCINITAS     CA 92024    1                  04/14/98           00
3837169                   05                 06/01/98           0.0000
7016182                   O                  05/01/28
0

1738229       253/253     F                  105,350.00         ZZ
                          360                98,294.90          1
                          7.6250             745.67             90
                          7.3750             745.67
FLOWER MOUND  TX 75028    2                  04/29/98           14
912807                    05                 06/01/98           25.0000
912807                    N                  05/01/28
0

1739913       633/G02     F                  221,600.00         ZZ
                          360                201,399.23         1
                          7.6250             1568.47            80
                          7.3750             1568.47
TIGARD        OR 97224    2                  05/27/98           00
0430918789                05                 07/01/98           0.0000
752484                    O                  06/01/28
0

1742002       549/S48     F                  275,000.00         ZZ
                          360                256,495.36         1
                          7.8750             1993.95            63
                          7.6250             1993.95
CERRITOS      CA 90703    2                  03/11/98           00
4663854851                03                 05/01/98           0.0000
63854856                  O                  04/01/28
0

1745048       E22/G02     F                  45,600.00          ZZ
                          360                41,965.98          1
                          7.8750             330.63             95
                          7.6250             330.63
FARMERS BRANCHTX 75234    1                  05/08/98           10
0410842736                01                 07/01/98           30.0000
410842736                 O                  06/01/28
0

1746030       E11/G02     F                  245,600.00         T
                          360                228,281.63         1
                          7.5000             1717.27            80
                          7.2500             1717.27
LUTSEN        MN 55612    1                  05/15/98           00
0430862516                20                 07/01/98           0.0000
0002001007153             O                  06/01/28
0

1747576       686/686     F                  100,000.00         ZZ
                          360                92,747.76          1
                          7.2500             682.18             25
                          7.0000             682.18
LAUREL        NY 11948    1                  04/15/98           00
0818587388                05                 05/15/98           0.0000
818587388                 O                  04/15/28
0

1748550       H19/G02     F                  86,900.00          ZZ
                          360                81,489.88          1
                          7.8750             630.00             70
                          7.6250             630.00
NEW BALTIMORE MI 48047    1                  06/11/98           00
0430868547                01                 08/01/98           0.0000
0001856087                O                  07/01/28
0

1748743       560/560     F                  93,500.00          ZZ
                          360                87,413.33          1
                          7.8750             677.94             85
                          7.6250             677.94
AUSTINTOWN    OH 44515    5                  04/17/98           21
493852107                 05                 06/01/98           12.0000
493852107                 O                  05/01/28
0

1748860       757/G02     F                  36,550.00          ZZ
                          360                34,243.77          1
                          7.8750             265.02             85
                          7.6250             265.02
TOCCOA        GA 30577    5                  05/19/98           01
0430815951                05                 07/01/98           12.0000
3507332                   O                  06/01/28
0

1748927       E22/G02     F                  93,600.00          ZZ
                          360                87,134.78          1
                          7.5000             654.46             80
                          7.2500             654.46
SUMNER        WA 98390    5                  05/06/98           00
0410844476                27                 07/01/98           0.0000
410844476                 O                  06/01/28
0

1750149       L61/G02     F                  384,000.00         ZZ
                          360                359,091.20         1
                          7.6250             2717.93            80
                          7.3750             2717.93
MONUMENT      CO 80132    5                  06/12/98           00
0430867382                03                 08/01/98           0.0000
850664                    O                  07/01/28
0

1750467       816/G02     F                  318,000.00         ZZ
                          360                296,839.29         1
                          7.7500             2278.19            74
                          7.5000             2278.19
SALT LAKE CITYUT 84117    2                  05/21/98           00
0430832535                05                 07/01/98           0.0000
UNKNOWN                   O                  06/01/28
0

1752466       E22/G02     F                  86,800.00          ZZ
                          360                80,858.55          1
                          7.8750             629.36             80
                          7.6250             629.36
WILMINGTON    NC 28405    1                  05/22/98           00
0410753115                05                 07/01/98           0.0000
410753115                 O                  06/01/28
0

1753493       G41/G02     F                  520,000.00         ZZ
                          360                487,422.52         1
                          7.7500             3725.34            80
                          7.5000             3725.34
DANVILLE      CA 94506    5                  07/08/98           00
0430932103                03                 09/01/98           0.0000
61102623                  O                  08/01/28
0

1756156       E26/G02     F                  242,000.00         ZZ
                          360                225,034.43         1
                          7.2500             1650.87            72
                          7.0000             1650.87
CLARKSBURG    MD 20871    2                  05/29/98           00
0430847152                05                 07/01/98           0.0000
45800552                  O                  06/01/28
0

1756541       E26/G02     F                  122,400.00         ZZ
                          360                113,056.30         1
                          7.2500             834.99             85
                          7.0000             834.99
PRINCE FREDERIMD 20678    2                  05/27/98           11
0430844522                05                 07/01/98           12.0000
42800480                  O                  06/01/28
0

1757474       976/076     F                  76,000.00          ZZ
                          360                69,149.72          1
                          7.8750             551.06             80
                          7.6250             551.06
AVON          NC 27915    1                  05/22/98           00
14842109                  05                 07/01/98           0.0000
5497107                   O                  06/01/28
0

1757549       976/076     F                  72,000.00          ZZ
                          360                67,360.21          1
                          7.7500             515.82             75
                          7.5000             515.82
MANTECA       CA 95336    2                  05/28/98           00
14912464                  05                 07/01/98           0.0000
5510751                   N                  06/01/28
0

1757571       976/076     F                  368,000.00         ZZ
                          360                340,521.46         1
                          7.7500             2636.40            80
                          7.5000             2636.40
LAS VEGAS     NV 89109    1                  06/01/98           00
15016560                  03                 08/01/98           0.0000
5517202                   O                  07/01/28
0

1757951       683/G02     F                  400,000.00         ZZ
                          240                321,249.77         1
                          7.8750             3314.71            49
                          7.6250             3314.71
EPPING        NH 03042    5                  06/24/98           00
0430889865                05                 08/01/98           0.0000
016819                    O                  07/01/18
0

1758412       E22/G02     F                  140,800.00         ZZ
                          360                131,727.05         1
                          7.7500             1008.71            80
                          7.5000             1008.71
ORTONVILLE    MI 48462    5                  05/27/98           00
0410675037                05                 07/01/98           0.0000
410675037                 O                  06/01/28
0

1758806       E22/G02     F                  196,800.00         ZZ
                          360                184,598.86         1
                          7.8750             1426.94            80
                          7.6250             1426.94
CAMAS         WA 98607    2                  06/05/98           00
0410858666                05                 08/01/98           0.0000
410858666                 O                  07/01/28
0

1759362       559/G02     F                  86,000.00          ZZ
                          360                65,137.51          1
                          7.2500             586.68             61
                          7.0000             586.68
SANTA ROSA    CA 95407    2                  06/08/98           00
0430897660                09                 08/01/98           0.0000
5473717                   O                  07/01/28
0

1760706       962/G02     F                  143,900.00         ZZ
                          360                133,776.38         1
                          7.7500             1030.92            90
                          7.5000             1030.92
FARGO         ND 58102    1                  06/29/98           04
0430898916                05                 08/01/98           25.0000
270138804                 O                  07/01/28
0

1761539       225/447     F                  225,000.00         ZZ
                          360                209,956.28         1
                          7.5000             1573.24            75
                          7.2500             1573.24
SAN CLEMENTE  CA 92672    2                  06/03/98           00
3837469                   05                 08/01/98           0.0000
7026190                   O                  07/01/28
0

1762708       E22/G02     F                  81,000.00          ZZ
                          360                75,556.85          1
                          7.7500             580.29             90
                          7.5000             580.29
SPOKANE       WA 99207    2                  06/15/98           12
0410832240                05                 08/01/98           25.0000
410832240                 O                  07/01/28
0

1762710       E22/G02     F                  55,000.00          ZZ
                          240                45,771.32          1
                          7.2500             434.71             79
                          7.0000             434.71
CHICAGO HEIGHTIL 60411    5                  06/08/98           00
0410905095                05                 08/01/98           0.0000
410905095                 O                  07/01/18
0

1762777       J33/G02     F                  506,250.00         ZZ
                          360                474,192.58         1
                          7.7500             3626.84            75
                          7.5000             3626.84
ROSWELL       GA 30075    5                  06/08/98           00
0430873950                03                 08/01/98           0.0000
9803030335                O                  07/01/28
0

1763222       676/676     F                  276,000.00         ZZ
                          360                257,445.85         1
                          7.5000             1929.84            80
                          7.2500             1929.84
HONOLULU      HI 96819    5                  05/15/98           00
300100299388-0            05                 07/01/98           0.0000
3001299388                O                  06/01/28
0

1763796       E22/G02     F                  117,550.00         ZZ
                          360                109,783.48         1
                          7.5000             821.93             80
                          7.2500             821.93
GRAND PRAIRIE TX 75050    1                  06/25/98           00
0410899934                05                 08/01/98           0.0000
410899934                 O                  07/01/28
0

1764056       E26/G02     F                  35,750.00          ZZ
                          360                32,134.45          1
                          7.8750             259.22             65
                          7.6250             259.22
SAN ANTONIO   TX 78218    5                  05/14/98           00
0430877589                05                 07/01/98           0.0000
32800096                  N                  06/01/28
0

1764062       E26/G02     F                  34,100.00          ZZ
                          360                30,676.11          1
                          7.8750             247.25             65
                          7.6250             247.25
SAN ANTONIO   TX 78227    5                  05/14/98           00
0430871590                05                 07/01/98           0.0000
32800094                  N                  06/01/28
0

1764924       420/G02     F                  266,200.00         ZZ
                          360                248,142.14         1
                          7.7500             1907.09            78
                          7.5000             1907.09
SAN RAMON     CA 94583    2                  06/16/98           00
0430875559                05                 08/01/98           0.0000
0000375071                O                  07/01/28
0

1766312       076/076     F                  122,500.00         ZZ
                          360                114,267.81         1
                          7.6250             867.05             70
                          7.3750             867.05
MELROSE       MA 02176    1                  04/29/98           00
11331023                  05                 06/01/98           0.0000
1331023                   O                  05/01/28
0

1766370       076/076     F                  356,250.00         ZZ
                          360                333,775.08         3
                          7.8750             2583.06            75
                          7.6250             2583.06
IPSWICH       MA 01938    1                  05/06/98           00
11379075                  05                 07/01/98           0.0000
9852692                   O                  06/01/28
0

1767027       074/G02     F                  140,000.00         ZZ
                          360                130,208.95         1
                          7.2500             955.05             80
                          7.0000             955.05
HEBER CITY    UT 84032    5                  06/23/98           00
0430935395                05                 08/01/98           0.0000
1497025007                O                  07/01/28
0

1767411       074/G02     F                  239,500.00         ZZ
                          360                220,679.16         1
                          7.2500             1633.81            89
                          7.0000             1633.81
SANDY         UT 84092    2                  06/11/98           10
0430938423                05                 08/01/98           25.0000
1513584369                O                  07/01/28
0

1767472       074/G02     F                  192,400.00         ZZ
                          360                179,366.86         1
                          7.7500             1378.38            77
                          7.5000             1378.38
HURST         TX 76054    2                  06/16/98           00
0430939009                05                 08/01/98           0.0000
1525009404                O                  07/01/28
0

1767609       074/G02     F                  509,000.00         ZZ
                          360                471,756.38         1
                          7.5000             3559.01            76
                          7.2500             3559.01
THE WOODLANDS TX 77380    2                  06/23/98           00
0430940270                03                 08/01/98           0.0000
1563214452                O                  07/01/28
0

1767954       074/G02     F                  197,000.00         ZZ
                          360                168,569.21         1
                          7.6250             1394.36            57
                          7.3750             1394.36
BLUFFDALE     UT 84065    5                  06/18/98           00
0430942714                05                 08/01/98           0.0000
1579086147                O                  07/01/28
0

1767955       074/G02     F                  90,000.00          ZZ
                          360                79,657.14          1
                          7.6250             637.02             65
                          7.3750             637.02
SALT LAKE CITYUT 84118    5                  06/24/98           00
0430942722                05                 08/01/98           0.0000
1579086442                O                  07/01/28
0

1768012       074/G02     F                  247,500.00         ZZ
                          360                230,439.70         1
                          7.2500             1688.39            90
                          7.0000             1688.39
CONCORD       OH 44077    2                  06/09/98           12
0430943241                05                 08/01/98           25.0000
1581198507                O                  07/01/28
0

1768512       074/G02     F                  502,720.00         T
                          360                468,183.90         1
                          7.6250             3558.22            78
                          7.3750             3558.22
COROLLA       NC 27927    2                  06/25/98           00
0430956045                09                 08/01/98           0.0000
1784036232                O                  07/01/28
0

1769085       E26/G02     F                  48,600.00          ZZ
                          360                45,586.98          1
                          7.8750             352.39             90
                          7.6250             352.39
HENDERSONVILLETN 37075    1                  06/09/98           11
0430892356                01                 08/01/98           25.0000
33800624                  O                  07/01/28
0

1769455       976/076     F                  325,000.00         ZZ
                          360                303,152.43         1
                          7.5000             2272.45            74
                          7.2500             2272.45
SPARKS        MD 21152    1                  05/21/98           00
14041305                  05                 07/01/98           0.0000
5170240                   O                  06/01/28
0

1769470       976/076     F                  272,000.00         ZZ
                          360                252,947.47         1
                          7.3750             1878.64            55
                          7.1250             1878.64
ROSLYN        NY 11557    2                  04/22/98           00
14103813                  05                 06/01/98           0.0000
5194192                   O                  05/01/28
0

1769612       976/076     F                  439,100.00         ZZ
                          360                409,013.10         1
                          7.5000             3070.26            68
                          7.2500             3070.26
KALISPELL     MT 59901    2                  05/22/98           00
14167970                  03                 07/01/98           0.0000
5302792                   O                  06/01/28
0

1769995       B75/G02     F                  40,000.00          ZZ
                          360                36,951.41          1
                          7.8750             290.03             51
                          7.6250             290.03
BOCA RATON    FL 33487    5                  06/09/98           00
0430903633                01                 08/01/98           0.0000
7984115                   N                  07/01/28
0

1769996       830/G02     F                  74,400.00          ZZ
                          360                69,688.85          1
                          7.7500             533.01             80
                          7.5000             533.01
MANSFIELD     OH 44906    2                  06/26/98           00
0430894832                05                 08/01/98           0.0000
538054                    O                  07/01/28
0

1770023       B75/G02     F                  344,000.00         ZZ
                          360                320,971.68         1
                          7.5000             2405.30            80
                          7.2500             2405.30
HOUSTON       TX 77077    1                  06/12/98           00
0430897843                03                 08/01/98           0.0000
7758295                   O                  07/01/28
0

1770269       976/076     F                  94,500.00          ZZ
                          360                87,644.65          1
                          7.3750             652.69             75
                          7.1250             652.69
LOS ANGELES   CA 90044    2                  05/01/98           00
14166788                  05                 07/01/98           0.0000
5298261                   N                  06/01/28
0

1770594       025/025     F                  104,000.00         ZZ
                          360                97,083.36          1
                          7.8750             754.07             80
                          7.6250             754.07
TAMPA         FL 33618    1                  02/20/98           00
0004470506                05                 04/01/98           0.0000
447050                    O                  03/01/28
0

1770831       025/025     F                  112,450.00         ZZ
                          360                105,216.46         1
                          7.8750             815.34             80
                          7.6250             815.34
MIAMI BEACH   FL 33139    1                  05/11/98           00
0001762582                06                 07/01/98           0.0000
176258                    O                  06/01/28
0

1770906       025/025     F                  186,000.00         ZZ
                          360                174,266.94         2
                          7.8750             1348.63            60
                          7.6250             1348.63
MARATHON      FL 33050    5                  05/15/98           00
0001765197                05                 07/01/98           0.0000
176519                    O                  06/01/28
0

1771512       074/G02     F                  685,250.00         ZZ
                          360                638,765.10         1
                          7.3750             4732.85            58
                          7.1250             4732.85
MERCER IS     WA 98040    2                  06/24/98           00
0430957225                05                 08/01/98           0.0000
1513588304                O                  07/01/28
0

1772591       638/G02     F                  418,000.00         ZZ
                          360                389,622.90         1
                          7.3750             2887.02            80
                          7.1250             2887.02
UPPER MARLBOROMD 20772    1                  06/30/98           00
0430901413                05                 08/01/98           0.0000
8764208                   O                  07/01/28
0

1772760       907/G06     F                  172,000.00         ZZ
                          360                159,319.92         1
                          7.1250             1158.80            69
                          6.8750             1158.80
FRAMINGHAM    MA 01701    2                  06/25/98           00
0690005087                05                 08/01/98           0.0000
00                        O                  07/01/28
0

1773291       830/G02     F                  65,250.00          ZZ
                          360                59,418.05          1
                          7.8750             473.11             75
                          7.6250             473.11
PORTLAND      OR 97217    5                  06/30/98           00
0430898874                05                 08/01/98           0.0000
536079                    O                  07/01/28
0

1773507       A50/074     F                  377,000.00         ZZ
                          360                351,022.12         1
                          7.2500             2571.80            71
                          7.0000             2571.80
MONROE        GA 30656    2                  06/08/98           00
0909901167                05                 08/01/98           0.0000
104836                    O                  07/01/28
0

1773788       638/G02     F                  47,000.00          ZZ
                          360                44,002.96          1
                          7.7500             336.71             82
                          7.5000             336.71
BRIDGER       MT 59014    5                  06/24/98           04
0430904243                05                 08/01/98           12.0000
8755382                   O                  07/01/28
0

1774421       439/G02     F                  244,500.00         ZZ
                          360                221,708.04         1
                          7.4000             1692.87            75
                          7.1500             1692.87
MISSION VIEJO CA 92692    1                  06/01/98           00
0430930297                01                 08/01/98           0.0000
1963020                   O                  07/01/28
0

1774449       439/G02     F                  452,000.00         ZZ
                          360                420,853.32         1
                          7.2500             3083.44            80
                          7.0000             3083.44
BAL HARBOUR   FL 33154    1                  06/15/98           00
0430930750                01                 08/01/98           0.0000
1968724                   O                  07/01/28
0

1776242       624/G02     F                  264,000.00         ZZ
                          360                246,338.20         1
                          7.6250             1868.58            80
                          7.3750             1868.58
SANDY         UT 84092    5                  07/13/98           00
0430906677                05                 09/01/98           0.0000
65500181526               O                  08/01/28
0

1779619       A50/074     F                  320,000.00         ZZ
                          360                298,170.85         1
                          7.2500             2182.96            80
                          7.0000             2182.96
MONROE        GA 30655    2                  07/10/98           00
0909928800                05                 09/01/98           0.0000
110215                    O                  08/01/28
0

1780267       E35/G02     F                  371,000.00         ZZ
                          360                346,431.53         1
                          7.5000             2594.09            51
                          7.2500             2594.09
KEY LARGO     FL 33037    2                  07/22/98           00
0430925669                05                 09/01/98           0.0000
0284466                   O                  08/01/28
0

1782022       168/168     F                  62,000.00          ZZ
                          360                58,142.29          2
                          7.7500             444.18             78
                          7.5000             444.18
ROCHESTER     NY 14607    2                  07/24/98           00
1835024                   05                 09/01/98           0.0000
0189350245                N                  08/01/28
0

1782136       575/G02     F                  86,500.00          ZZ
                          360                78,802.34          1
                          7.5000             604.83             66
                          7.2500             604.83
SPRINGFIELD   VA 22152    2                  07/27/98           00
0430929158                03                 09/01/98           0.0000
9113994                   N                  08/01/28
0

1782137       575/G02     F                  86,500.00          ZZ
                          360                79,712.59          1
                          7.5000             604.83             63
                          7.2500             604.83
SPRINGFIELD   VA 22152    2                  07/27/98           00
0430929174                03                 09/01/98           0.0000
9071606                   N                  08/01/28
0

1782306       168/168     F                  60,000.00          ZZ
                          360                56,266.86          2
                          7.7500             429.85             74
                          7.5000             429.85
ROCHESTER     NY 14620    2                  07/07/98           00
1835022                   05                 09/01/98           0.0000
0189350229                N                  08/01/28
0

1784799       E16/G01     F                  260,000.00         ZZ
                          360                243,708.91         1
                          7.3750             1795.76            80
                          7.1250             1795.76
BYRAM         NJ 07874    1                  11/05/98           00
0431121508                05                 01/01/99           0.0000
0000                      O                  12/01/28
0

1814480       A06/G01     F                  560,000.00         ZZ
                          360                524,366.27         1
                          7.3750             3867.79            70
                          7.1250             3867.79
WEST BLOOMFIELMI 48322    5                  11/02/98           00
0431108208                05                 12/01/98           0.0000
00100000981204            O                  11/01/28
0

1816559       025/025     F                  344,972.57         ZZ
                          336                318,456.86         1
                          7.5000             2459.20            87
                          7.2500             2459.20
ORLANDO       FL 32836    2                  08/07/98           04
0004622692                05                 09/01/98           25.0000
462269                    O                  08/01/26
0

1816643       E22/G01     F                  116,250.00         ZZ
                          360                108,903.81         1
                          7.5000             812.84             75
                          7.2500             812.84
CHERRYVILLE   NC 28021    5                  09/24/98           00
0411003726                05                 11/01/98           0.0000
411003726                 O                  10/01/28
0

1816851       A26/G01     F                  134,925.00         ZZ
                          360                126,574.57         1
                          7.6250             955.00             75
                          7.3750             955.00
BROOKLYN      NY 11210    1                  11/09/98           00
0431101971                05                 01/01/99           0.0000
12527                     O                  12/01/28
0

1824195       637/G01     F                  501,500.00         ZZ
                          360                468,720.63         1
                          7.2500             3421.12            64
                          7.0000             3421.12
TIBURON       CA 94920    2                  09/23/98           00
0431080605                05                 11/01/98           0.0000
0013402334                O                  10/01/28
0

1825533       623/985     F                  250,000.00         ZZ
                          360                233,992.51         1
                          7.3750             1726.69            87
                          7.1250             1726.69
CALEDONIA     MI 49316    1                  09/04/98           10
0201682440                05                 11/01/98           25.0000
1133454                   O                  10/01/28
0

1826233       L49/G01     F                  447,350.00         ZZ
                          360                418,434.85         1
                          7.2500             3051.72            80
                          7.0000             3051.72
IRVINE        CA 92620    1                  10/16/98           00
0431103027                03                 12/01/98           0.0000
10001031                  O                  11/01/28
0

1826254       180/G01     F                  170,400.00         ZZ
                          360                158,107.03         1
                          7.3750             1176.91            80
                          7.1250             1176.91
ALBUQUERQUE   NM 87112    1                  04/30/98           00
0431104439                05                 06/01/98           0.0000
0012494670                O                  05/01/28
0

1827423       593/447     F                  242,250.00         ZZ
                          360                225,267.66         1
                          7.1250             1632.09            85
                          6.8750             1632.09
PARK CITY     UT 84098    1                  09/04/98           12
2901636                   01                 10/01/98           12.0000
0006524094                O                  09/01/28
0

1831314       K45/G01     F                  386,800.00         ZZ
                          360                357,029.22         1
                          7.5000             2704.56            80
                          7.2500             2704.56
SCOTTSDALE    AZ 85262    1                  12/07/98           00
0431152958                03                 02/01/99           0.0000
0000                      O                  01/01/29
0

1833564       E44/G01     F                  346,000.00         ZZ
                          360                323,641.55         1
                          7.2500             2360.33            80
                          7.0000             2360.33
BOUNTIFUL     UT 84010    2                  10/30/98           00
0431097583                05                 12/01/98           0.0000
20119051                  O                  11/01/28
0

1835453       N24/G01     F                  146,600.00         ZZ
                          360                137,726.47         1
                          7.5000             1025.05            59
                          7.2500             1025.05
CASTLE ROCK   CO 80104    5                  11/30/98           00
0431142710                05                 01/01/99           0.0000
0000                      O                  12/01/28
0

1836839       M11/T18     F                  133,600.00         ZZ
                          360                125,870.23         1
                          7.7500             957.13             80
                          7.5000             957.13
ALBASTER      AL 35007    2                  11/05/98           00
0007854243                05                 01/01/99           0.0000
000528                    O                  12/01/28
0

1837355       E48/G01     F                  447,500.00         ZZ
                          360                417,956.56         1
                          7.3750             3090.78            80
                          7.1250             3090.78
FRANKLIN      TN 37067    4                  09/17/98           00
0431097260                03                 11/01/98           0.0000
110130                    O                  10/01/28
0

1838581       664/G01     F                  234,000.00         ZZ
                          360                219,288.68         1
                          7.3750             1616.18            89
                          7.1250             1616.18
MONROE        NC 28110    2                  10/07/98           12
0431099969                05                 12/01/98           25.0000
2768356                   O                  11/01/28
0

1839010       A50/074     F                  356,000.00         ZZ
                          360                332,658.31         1
                          7.1250             2398.44            80
                          6.8750             2398.44
TUSCALOOSA    AL 35406    2                  10/19/98           00
0909945027                05                 12/01/98           0.0000
115830                    O                  11/01/28
0

1839352       196/G01     F                  400,000.00         ZZ
                          360                374,995.91         1
                          7.5000             2796.86            90
                          7.2500             2796.86
MOUNTAIN VIEW CA 94043    1                  10/20/98           04
0431108562                05                 12/01/98           25.0000
1212720                   O                  11/01/28
0

1839389       E22/G01     F                  78,400.00          ZZ
                          360                73,577.30          1
                          7.5000             548.18             77
                          7.2500             548.18
BROKEN ARROW  OK 74011    2                  10/27/98           00
0411081144                05                 12/01/98           0.0000
411081144                 O                  11/01/28
0

1841502       976/076     F                  183,550.00         ZZ
                          360                171,654.87         1
                          7.5000             1283.41            80
                          7.2500             1283.41
WESTMINSTER   CA 92683    1                  10/28/98           00
14329336                  03                 12/01/98           0.0000
5351187                   O                  11/01/28
0

1841650       976/R18     F                  385,000.00         ZZ
                          360                360,285.37         1
                          7.2500             2626.38            70
                          7.0000             2626.38
OAKTON        VA 22124    1                  10/23/98           00
0655416279                03                 12/01/98           0.0000
5458884                   O                  11/01/28
0

1841875       J95/J95     F                  432,000.00         ZZ
                          360                391,670.02         1
                          7.3750             2983.72            80
                          7.1250             2983.72
ATLANTA       GA 30328    1                  10/21/98           00
0013493762                05                 12/01/98           0.0000
13493762                  O                  11/01/28
0

1842093       076/076     F                  423,350.00         ZZ
                          360                396,744.19         1
                          7.3750             2923.98            72
                          7.1250             2923.98
DALLAS        TX 75220    2                  10/01/98           00
17278780                  05                 12/01/98           0.0000
7278780                   O                  11/01/28
0

1842249       638/G01     F                  547,500.00         ZZ
                          360                511,602.52         1
                          7.1250             3688.61            75
                          6.8750             3688.61
LOTHIAN       MD 20711    5                  10/23/98           00
0431111376                05                 12/01/98           0.0000
08800398                  O                  11/01/28
0

1843180       944/G01     F                  384,000.00         ZZ
                          360                359,795.19         1
                          7.2500             2619.56            80
                          7.0000             2619.56
REDWOOD CITY  CA 94061    1                  11/12/98           00
0431116771                05                 01/01/99           0.0000
16783                     O                  12/01/28
0

1844303       E11/G01     F                  44,900.00          ZZ
                          360                42,194.62          1
                          7.6250             317.80             90
                          7.3750             317.80
ST LOUIS PARK MN 55426    1                  11/20/98           12
0431113869                01                 01/01/99           25.0000
189910                    O                  12/01/28
0

1844483       637/G01     F                  401,000.00         ZZ
                          360                375,723.60         1
                          7.2500             2735.53            72
                          7.0000             2735.53
CHATSWORTH    CA 91311    2                  11/02/98           00
0431132190                05                 01/01/99           0.0000
0013428503                O                  12/01/28
0

1844811       L16/G01     F                  370,000.00         ZZ
                          360                348,064.37         1
                          7.5000             2587.09            61
                          7.2500             2587.09
PROVO         UT 84604    2                  12/04/98           00
0431137876                05                 02/01/99           0.0000
1844811                   O                  01/01/29
0

1845480       976/076     F                  1,000,000.00       ZZ
                          360                938,430.12         1
                          7.5000             6992.15            60
                          7.2500             6992.15
CUMMING       GA 30040    2                  10/29/98           00
14595771                  05                 12/01/98           0.0000
5372716                   O                  11/01/28
0

1845496       976/076     F                  343,250.00         ZZ
                          360                319,787.17         1
                          7.2500             2341.58            80
                          7.0000             2341.58
LARCHMONT     NY 10538    1                  10/15/98           00
14600158                  05                 12/01/98           0.0000
5381222                   O                  11/01/28
0

1845900       E22/G01     F                  291,200.00         ZZ
                          360                273,231.35         1
                          7.3750             2011.25            80
                          7.1250             2011.25
FAIR OAKS RANCTX 78015    4                  11/18/98           00
0410679815                03                 01/01/99           0.0000
410679815                 O                  12/01/28
0

1846048       976/076     F                  300,000.00         ZZ
                          360                268,566.73         1
                          7.6250             2123.39            54
                          7.3750             2123.39
NEW YORK      NY 10014    2                  09/24/98           00
14329861                  11                 11/01/98           0.0000
5352701                   O                  10/01/28
0

1846714       964/G01     F                  400,000.00         ZZ
                          360                372,372.32         1
                          7.1250             2694.87            60
                          6.8750             2694.87
LA HABRA HEIGHCA 90631    1                  11/19/98           00
0431118231                05                 01/01/99           0.0000
45949                     O                  12/01/28
0

1847287       882/G01     F                  360,000.00         ZZ
                          360                337,614.47         1
                          7.3750             2486.43            75
                          7.1250             2486.43
MIAMI         FL 33156    5                  11/24/98           00
0431126853                05                 01/01/99           0.0000
980378                    O                  12/01/28
0

1847581       A50/074     F                  725,000.00         ZZ
                          360                679,301.06         1
                          7.2500             4945.78            49
                          7.0000             4945.78
BIRMINGHAM    AL 35223    2                  11/12/98           00
0909951562                05                 01/01/99           0.0000
116873                    O                  12/01/28
0

1848183       A39/T18     F                  632,500.00         ZZ
                          360                596,690.19         1
                          7.8750             4586.06            67
                          7.6250             4586.06
BELL CANTON   CA 91307    2                  11/09/98           00
11256955                  03                 01/01/99           0.0000
9801957                   O                  12/01/28
0

1848982       144/144     F                  368,000.00         ZZ
                          360                344,306.98         1
                          7.1250             2479.28            80
                          6.8750             2479.28
OSSINING      NY 10510    1                  11/12/98           00
16062981600000            05                 01/01/99           0.0000
000                       O                  12/01/28
0

1850723       A93/G01     F                  378,000.00         ZZ
                          360                354,089.13         1
                          7.3750             2610.76            70
                          7.1250             2610.76
HOLLISWOOD    NY 11423    1                  01/26/99           00
0431202522                05                 03/01/99           0.0000
11982428                  O                  02/01/29
0

1852319       E76/G01     F                  49,950.00          ZZ
                          360                46,944.89          1
                          7.6250             353.54             63
                          7.3750             353.54
DUNCANVILLE   TX 75134    1                  12/01/98           00
0431132737                05                 01/01/99           0.0000
0000                      O                  12/01/28
0

1853015       543/M32     F                  324,750.00         ZZ
                          360                301,913.80         1
                          7.2500             2215.37            73
                          7.0000             2215.37
READING       MA 01867    5                  05/06/98           00
307009532                 05                 07/01/98           0.0000
7210596986                O                  06/01/28
0

1853075       964/G01     F                  460,000.00         ZZ
                          360                430,923.44         1
                          7.1250             3099.11            80
                          6.8750             3099.11
LA HABRA HEIGHCA 90631    1                  11/30/98           00
0431133388                05                 02/01/99           0.0000
46424                     O                  01/01/29
0

1853325       E22/G01     F                  110,000.00         ZZ
                          360                102,938.62         1
                          7.3750             759.74             63
                          7.1250             759.74
CASS LAKE     MN 56633    5                  12/01/98           00
0411167455                05                 01/01/99           0.0000
411167455                 O                  12/01/28
0

1853402       E23/G01     F                  459,200.00         ZZ
                          360                426,105.31         1
                          7.1250             3093.72            80
                          6.8750             3093.72
NEWPORT BEACH CA 92660    1                  11/25/98           00
0431131556                05                 01/01/99           0.0000
0324744                   O                  12/01/28
0

1853769       439/686     F                  400,000.00         ZZ
                          360                374,569.84         1
                          7.2000             2715.16            54
                          6.9500             2715.16
SAN MATEO     CA 94402    1                  10/30/98           00
7019938344                05                 01/01/99           0.0000
1993834                   O                  12/01/28
0

1854027       543/M32     F                  505,000.00         ZZ
                          360                467,855.93         1
                          7.2500             3444.99            72
                          7.0000             3444.99
WEST HARTFORD CT 06119    2                  03/10/98           00
306994453                 05                 05/01/98           0.0000
7210326185                O                  04/01/28
0

1854666       964/G01     F                  366,000.00         ZZ
                          360                318,299.54         1
                          7.1250             2465.81            63
                          6.8750             2465.81
APTOS         CA 95003    5                  12/04/98           00
0431137207                05                 02/01/99           0.0000
44272                     O                  01/01/29
0

1855860       638/G01     F                  65,600.00          ZZ
                          360                61,735.84          1
                          7.7500             469.97             80
                          7.5000             469.97
SAN BERNARDINOCA 92405    5                  11/24/98           00
0431167683                05                 01/01/99           0.0000
08816005                  O                  12/01/28
0

1856436       069/G01     F                  570,000.00         T
                          360                537,022.38         1
                          7.7500             4083.55            75
                          7.5000             4083.55
BIG BEAR LAKE CA 92315    1                  11/10/98           00
0431158831                05                 01/01/99           0.0000
211229751                 O                  12/01/28
0

1857863       J95/T18     F                  600,000.00         ZZ
                          360                564,436.23         1
                          7.6250             4246.77            64
                          7.3750             4246.77
MCLEAN        VA 22102    2                  11/17/98           00
0007763253                05                 01/01/99           0.0000
0009595778                O                  12/01/28
0

1858290       J95/J95     F                  384,000.00         ZZ
                          360                355,391.40         1
                          7.1250             2587.08            70
                          6.8750             2587.08
BERKELEY      CA 94707    5                  11/06/98           00
0013550991                05                 01/01/99           0.0000
0013550991                O                  12/01/28
0

1858961       J95/J95     F                  400,000.00         ZZ
                          360                370,926.89         1
                          7.2500             2728.71            80
                          7.0000             2728.71
GREENSBORO    GA 30642    2                  11/23/98           00
0013353859                03                 01/01/99           0.0000
13353859                  O                  12/01/28
0

1859207       356/G01     F                  629,400.00         ZZ
                          360                591,015.18         1
                          7.3750             4347.11            53
                          7.1250             4347.11
FREMONT       CA 94539    2                  12/03/98           00
0431153386                05                 02/01/99           0.0000
2670701                   O                  01/01/29
0

1860103       E76/G01     F                  63,000.00          ZZ
                          360                58,979.63          1
                          7.2500             429.77             75
                          7.0000             429.77
VALPARAISO    IN 46385    1                  12/16/98           00
0431185669                05                 02/01/99           0.0000
10981006                  O                  01/01/29
0

1860350       E82/G01     F                  302,000.00         ZZ
                          360                282,372.68         1
                          7.1250             2034.63            89
                          6.8750             2034.63
WENTURA       CA 93003    2                  12/23/98           04
0400157186                05                 02/01/99           25.0000
0400157186                O                  01/01/29
0

1860619       G81/G01     F                  280,000.00         ZZ
                          360                263,399.91         1
                          7.5000             1957.80            74
                          7.2500             1957.80
MIAMI         FL 33176    5                  12/21/98           00
0431163369                05                 02/01/99           0.0000
021811155                 O                  01/01/29
0

1860747       K88/G01     F                  275,500.00         ZZ
                          360                257,983.97         1
                          7.1250             1856.10            76
                          6.8750             1856.10
WALL TOWNSHIP NJ 07719    2                  12/31/98           00
0431163153                05                 02/01/99           0.0000
9061                      O                  01/01/29
0

1860938       F44/T18     F                  56,050.00          ZZ
                          360                52,595.00          1
                          7.5000             391.91             95
                          7.2500             391.91
JACKSON       MS 39206    2                  12/23/98           10
10901923                  05                 02/01/99           30.0000
205011                    O                  01/01/29
0

1861017       757/G01     F                  260,000.00         ZZ
                          360                242,118.09         1
                          7.2500             1773.66            89
                          7.0000             1773.66
RINCON        GA 31326    2                  12/29/98           11
0431169119                05                 02/01/99           25.0000
3902202                   O                  01/01/29
0

1861026       J53/J53     F                  349,600.00         ZZ
                          360                329,727.32         1
                          7.7500             2504.58            76
                          7.5000             2504.58
GARDENDALE    TX 79758    5                  12/03/98           00
230082339                 05                 02/01/99           0.0000
230082339                 O                  01/01/29
0

1861452       593/447     F                  420,000.00         ZZ
                          360                321,844.33         1
                          7.2500             2865.15            72
                          7.0000             2865.15
TIJERAS       NM 87059    1                  11/25/98           00
2906985                   05                 01/01/99           0.0000
0006803290                O                  12/01/28
0

1861601       196/G01     F                  384,000.00         ZZ
                          360                360,740.01         1
                          7.3750             2652.20            80
                          7.1250             2652.20
FULLERTON     CA 92835    5                  12/07/98           00
0431162882                05                 02/01/99           0.0000
1223449                   O                  01/01/29
0

1862223       196/G01     F                  372,000.00         ZZ
                          360                349,945.33         1
                          7.5000             2601.08            80
                          7.2500             2601.08
LONG BEACH    CA 90803    1                  12/08/98           00
0431168020                05                 02/01/99           0.0000
1224891                   O                  01/01/29
0

1862396       A50/074     F                  560,000.00         ZZ
                          360                525,347.69         1
                          7.2500             3820.19            80
                          7.0000             3820.19
HUNTSVILLE    AL 35802    2                  12/15/98           00
0909967653                05                 02/01/99           0.0000
119577                    O                  01/01/29
0

1864461       A35/A35     F                  339,000.00         ZZ
                          360                308,838.19         1
                          7.1250             2283.90            75
                          6.8750             2283.90
DIX HILLS     NY 11746    5                  12/22/98           00
8835                      05                 02/01/99           0.0000
8835                      O                  01/01/29
0

1864476       638/G01     F                  290,950.00         ZZ
                          360                271,009.28         1
                          7.5000             2034.36            72
                          7.2500             2034.36
KATY          TX 77450    2                  12/03/98           00
0431288174                03                 02/01/99           0.0000
08819232                  O                  01/01/29
0

1864509       356/G01     F                  367,500.00         ZZ
                          360                345,180.88         1
                          7.2500             2507.00            75
                          7.0000             2507.00
SAN MATEO     CA 94403    5                  12/24/98           00
0431173491                05                 03/01/99           0.0000
2644821                   O                  02/01/29
0

1864687       588/G01     F                  295,000.00         ZZ
                          360                275,827.83         1
                          7.1250             1987.47            79
                          6.8750             1987.47
RAMSEY        NJ 07446    1                  12/10/98           00
0431181833                05                 02/01/99           0.0000
980805540                 O                  01/01/29
0

1864852       721/G01     F                  280,500.00         ZZ
                          360                259,888.47         1
                          7.2500             1913.50            77
                          7.0000             1913.50
GRANT TOWNSHIPMN 55082    2                  03/18/98           00
0431174523                05                 05/01/98           0.0000
7810044100                O                  04/01/28
0

1865820       E22/T18     F                  606,000.00         ZZ
                          360                568,502.16         1
                          7.2500             4133.99            31
                          7.0000             4133.99
ATLANTA       GA 30327    2                  12/22/98           00
11720117                  05                 02/01/99           0.0000
411171267                 O                  01/01/29
0

1867329       976/076     F                  450,000.00         ZZ
                          360                421,894.18         1
                          7.1250             3031.74            74
                          6.8750             3031.74
WINCHESTER    MA 01890    1                  01/15/99           00
14796296                  05                 03/01/99           0.0000
5442696                   O                  02/01/29
0

1867542       976/076     F                  541,000.00         ZZ
                          360                171,540.64         1
                          7.5000             3782.76            79
                          7.2500             3782.76
HONOLULU      HI 96821    2                  01/06/99           00
15303379                  05                 03/01/99           0.0000
5608002                   O                  02/01/29
0

1867545       976/076     F                  436,500.00         ZZ
                          360                408,658.79         1
                          7.3750             3014.80            90
                          7.1250             3014.80
TULSA         OK 74137    1                  12/01/98           01
16667759                  03                 01/01/99           25.0000
7505377                   O                  12/01/28
0

1867547       976/076     F                  284,000.00         ZZ
                          360                265,179.46         1
                          7.7500             2034.61            80
                          7.5000             2034.61
GREEN LANE    PA 18054    2                  09/23/98           00
16670060                  05                 11/01/98           0.0000
7507943                   O                  10/01/28
0

1868643       405/943     F                  400,000.00         ZZ
                          360                374,304.01         1
                          7.5000             2796.86            80
                          7.2500             2796.86
AUSTIN        TX 78731    1                  08/03/98           00
1543849                   05                 10/01/98           0.0000
15438492                  O                  09/01/28
0

1868667       E22/G01     F                  264,000.00         ZZ
                          360                247,372.29         1
                          7.2500             1800.95            80
                          7.0000             1800.95
CORNELIUS     NC 28036    2                  12/22/98           00
0411188030                05                 02/01/99           0.0000
411188030                 O                  01/01/29
0

1870119       E22/G01     F                  87,150.00          ZZ
                          360                81,856.94          1
                          7.2500             594.52             88
                          7.0000             594.52
HAWKINS       TX 75765    4                  01/05/99           10
0411185671                05                 03/01/99           25.0000
411185671                 O                  02/01/29
0

1870195       A54/G01     F                  392,000.00         ZZ
                          360                367,531.01         1
                          7.2500             2674.14            80
                          7.0000             2674.14
CARMEL        IN 46033    2                  12/15/98           00
0431208313                05                 02/01/99           0.0000
0002236081                O                  01/01/29
0

1870208       B37/G01     F                  308,000.00         ZZ
                          360                289,294.79         1
                          7.2500             2101.10            80
                          7.0000             2101.10
HIGHLAND VILLATX 75077    1                  01/14/99           00
0431194414                04                 03/01/99           0.0000
0333201                   O                  02/01/29
0

1870356       P42/G01     F                  292,000.00         ZZ
                          360                274,969.01         1
                          7.3750             2016.77            90
                          7.1250             2016.77
BURLINGTON    CT 06013    2                  02/12/99           14
0431226562                05                 04/01/99           25.0000
8078                      O                  03/01/29
0

1871507       E26/G01     F                  235,400.00         ZZ
                          360                221,352.00         1
                          7.6250             1666.15            80
                          7.3750             1666.15
FOREST HILL   MD 21050    1                  12/17/98           00
0431189257                05                 02/01/99           0.0000
42800958                  O                  01/01/29
0

1871592       069/G01     F                  477,650.00         ZZ
                          360                434,819.69         1
                          7.1250             3218.02            80
                          6.8750             3218.02
ORANGE        CA 92869    1                  12/24/98           00
0431231968                03                 02/01/99           0.0000
2306371                   O                  01/01/29
0

1871635       144/144     F                  337,500.00         ZZ
                          240                282,694.36         1
                          7.1250             2642.02            75
                          6.8750             2642.02
MONTEBELLO    NY 10901    2                  09/23/98           00
16062629100000            05                 11/01/98           0.0000
160626291                 O                  10/01/18
0

1871979       E66/E66     F                  394,750.00         ZZ
                          360                369,798.48         1
                          7.1250             2659.50            85
                          6.8750             2659.50
PITTSBORO     NC 27512    4                  12/23/98           10
600400871                 05                 02/01/99           25.0000
600400871                 O                  01/01/29
0

1872313       M11/G01     F                  108,024.00         ZZ
                          360                101,434.33         1
                          7.1250             727.78             78
                          6.8750             727.78
DE SOTO       TX 75115    2                  02/10/99           00
0431233345                05                 04/01/99           0.0000
0000                      O                  03/01/29
0

1872403       A35/A35     F                  336,400.00         ZZ
                          360                290,776.84         1
                          7.1250             2266.39            50
                          6.8750             2266.39
COLD SPRING HANY 11724    2                  01/19/99           00
4000619                   05                 03/01/99           0.0000
000                       O                  02/01/29
0

1872781       E38/G01     F                  87,000.00          ZZ
                          360                81,938.03          1
                          7.5000             608.32             65
                          7.2500             608.32
TAYLORSVILLE  UT 84118    5                  01/12/99           00
0431206556                05                 03/01/99           0.0000
0000                      O                  02/01/29
0

1874026       665/G01     F                  276,000.00         ZZ
                          360                258,901.20         1
                          7.2500             1882.81            80
                          7.0000             1882.81
SAN JOSE      CA 95133    1                  01/25/99           00
0431197839                03                 03/01/99           0.0000
9901227692                O                  02/01/29
0

1874048       638/G01     F                  247,500.00         ZZ
                          360                231,412.48         1
                          7.1250             1667.45            78
                          6.8750             1667.45
OREM          UT 84057    2                  01/22/99           00
0431202233                05                 03/01/99           0.0000
08848393                  O                  02/01/29
0

1874082       638/G01     F                  358,000.00         ZZ
                          360                284,361.73         1
                          7.1250             2411.91            72
                          6.8750             2411.91
ROWLAND HEIGHTCA 91748    5                  01/07/99           00
0431203686                05                 03/01/99           0.0000
08840711                  O                  02/01/29
0

1874774       B57/G01     F                  648,000.00         ZZ
                          360                608,048.16         1
                          7.2500             4420.51            80
                          7.0000             4420.51
PASADENA      CA 91105    1                  01/25/99           00
0431208594                05                 03/01/99           0.0000
9830829                   O                  02/01/29
0

1874776       B57/G01     F                  370,000.00         ZZ
                          360                347,035.03         1
                          7.1250             2492.76            74
                          6.8750             2492.76
SANTA MONICA  CA 90405    2                  01/13/99           00
0431199819                05                 03/01/99           0.0000
9813138                   O                  02/01/29
0

1875004       731/G01     F                  137,600.00         ZZ
                          360                128,571.41         1
                          7.3750             950.37             80
                          7.1250             950.37
RIVERTON      UT 84065    5                  01/19/99           00
0431214733                05                 03/01/99           0.0000
981684203                 O                  02/01/29
0

1875230       E22/G01     F                  460,000.00         ZZ
                          360                431,664.77         1
                          7.2500             3138.01            72
                          7.0000             3138.01
EL DORADO HILLCA 95762    2                  01/14/99           00
0411223498                03                 03/01/99           0.0000
411223498                 O                  02/01/29
0

1875245       E22/G01     F                  366,000.00         ZZ
                          360                343,660.81         1
                          7.2500             2496.77            75
                          7.0000             2496.77
MOUNTAIN VIEW CA 94043    1                  01/25/99           00
0411266737                03                 03/01/99           0.0000
411266737                 O                  02/01/29
0

1875537       E76/G01     F                  332,000.00         ZZ
                          360                312,264.41         1
                          7.3750             2293.04            74
                          7.1250             2293.04
LITTLETON     CO 80123    5                  01/15/99           00
0431205335                05                 03/01/99           0.0000
000                       O                  02/01/29
0

1876234       765/G01     F                  375,000.00         ZZ
                          360                352,224.91         1
                          7.2500             2558.17            75
                          7.0000             2558.17
NORTHRIDGE    CA 91326    2                  01/25/99           00
0431204759                05                 03/01/99           0.0000
342486                    O                  02/01/29
0

1876497       E22/G01     F                  231,500.00         ZZ
                          360                217,600.99         1
                          7.6250             1638.54            95
                          7.3750             1638.54
OXFORD        MI 48371    2                  01/22/99           04
0411206535                05                 03/01/99           30.0000
411206535                 O                  02/01/29
0

1876733       944/G01     F                  424,000.00         ZZ
                          360                398,249.49         1
                          7.2500             2892.43            59
                          7.0000             2892.43
SAN FRANCISCO CA 94114    5                  01/22/99           00
0431225499                05                 03/01/99           0.0000
17053                     O                  02/01/29
0

1877262       992/T18     F                  478,500.00         ZZ
                          360                452,590.17         1
                          7.5000             3345.75            75
                          7.2500             3345.75
GARDEN CITY   NY 11530    1                  01/27/99           00
11720307                  06                 03/01/99           0.0000
360075                    O                  02/01/29
0

1877344       E22/G01     F                  454,900.00         ZZ
                          360                406,465.62         1
                          7.5000             3180.73            70
                          7.2500             3180.73
WESTHAMPTON   NY 11977    5                  01/25/99           00
0411252661                05                 03/01/99           0.0000
411252661                 O                  02/01/29
0

1877385       E22/G01     F                  78,700.00          ZZ
                          360                73,817.09          1
                          7.1250             530.22             75
                          6.8750             530.22
JACKSONVILLE  FL 32257    2                  01/25/99           00
0411256795                05                 03/01/99           0.0000
411256795                 O                  02/01/29
0

1877982       E22/G01     F                  335,000.00         ZZ
                          360                309,973.99         1
                          7.5000             2342.37            89
                          7.2500             2342.37
LAKE ORION    MI 48359    2                  01/28/99           04
0411260391                05                 03/01/99           25.0000
411260391                 O                  02/01/29
0

1878222       201/G01     F                  650,000.00         T
                          360                611,360.60         1
                          7.3750             4489.39            70
                          7.1250             4489.39
SARASOTA      FL 34236    1                  01/15/99           00
0431215250                06                 03/01/99           0.0000
5491441605                O                  02/01/29
0

1878324       E22/G01     F                  347,700.00         ZZ
                          360                317,179.27         1
                          7.1250             2342.52            74
                          6.8750             2342.52
SAN RAFAEL    CA 94903    5                  01/29/99           00
0411248057                05                 04/01/99           0.0000
411248057                 O                  03/01/29
0

1878340       E22/G01     F                  650,000.00         ZZ
                          360                608,883.38         1
                          7.2500             4434.15            79
                          7.0000             4434.15
ORINDA        CA 94563    1                  02/02/99           00
0411273030                05                 04/01/99           0.0000
411273030                 O                  03/01/29
0

1878569       F62/G01     F                  162,200.00         ZZ
                          360                152,557.61         1
                          7.3750             1120.28            93
                          7.1250             1120.28
MIAMI         FL 33177    2                  01/07/99           04
0431229483                05                 03/01/99           25.0000
0000                      O                  02/01/29
0

1878683       E82/G01     F                  1,000,000.00       ZZ
                          360                939,119.80         1
                          7.1250             6737.19            67
                          6.8750             6737.19
MCLEAN        VA 22102    2                  02/08/99           00
0400174975                05                 04/01/99           0.0000
1661569                   O                  03/01/29
0

1879401       387/G01     F                  445,000.00         ZZ
                          360                416,871.73         1
                          7.1250             2998.05            78
                          6.8750             2998.05
MARIETTA      GA 30068    2                  12/23/98           00
0431214030                03                 02/01/99           0.0000
1623438                   O                  01/01/29
0

1880058       560/560     F                  60,200.00          ZZ
                          360                51,512.09          1
                          7.8750             436.50             70
                          7.6250             436.50
NAPLES        FL 34112    1                  09/29/98           00
498066505                 01                 11/01/98           0.0000
498066505                 N                  10/01/28
0

1880273       076/076     F                  492,000.00         ZZ
                          360                229,396.24         1
                          7.3750             3398.13            80
                          7.1250             3398.13
PHOENIX       AZ 85016    1                  06/22/98           00
11377434                  05                 08/01/98           0.0000
7323633                   O                  07/01/28
0

1880342       F96/G01     F                  252,000.00         ZZ
                          360                237,569.17         1
                          7.5000             1762.02            90
                          7.2500             1762.02
WEST NYACK    NY 11235    1                  02/10/99           10
0431220896                05                 04/01/99           25.0000
214254                    O                  03/01/29
0

1880392       P60/G01     F                  320,000.00         ZZ
                          360                300,183.46         1
                          7.2500             2182.96            80
                          7.0000             2182.96
MAUMEE        OH 43537    2                  01/22/99           00
0431239466                05                 03/01/99           0.0000
6100037371                O                  02/01/29
0

1880908       168/168     F                  476,000.00         T
                          360                446,468.48         1
                          7.1250             3206.90            80
                          6.8750             3206.90
SOUTH NYACK   NY 10960    1                  01/15/99           00
2432172                   05                 03/01/99           0.0000
0249321726                O                  02/01/29
0

1881009       976/076     F                  353,200.00         ZZ
                          360                332,203.63         1
                          7.3750             2439.47            80
                          7.1250             2439.47
AUSTIN        TX 78734    2                  01/25/99           00
14080636                  05                 03/01/99           0.0000
5175306                   O                  02/01/29
0

1881086       976/076     F                  368,000.00         ZZ
                          360                347,451.97         1
                          7.7500             2636.40            70
                          7.5000             2636.40
CONROE        TX 77301    2                  01/13/99           00
15205737                  03                 03/01/99           0.0000
5548519                   O                  02/01/29
0

1881156       976/076     F                  300,000.00         T
                          360                281,643.73         1
                          7.2500             2046.53            80
                          7.0000             2046.53
WALKER        MN 56484    2                  01/29/99           00
15322005                  05                 03/01/99           0.0000
5620908                   O                  02/01/29
0

1881870       E22/G01     F                  72,000.00          ZZ
                          360                67,741.13          1
                          7.6250             509.61             94
                          7.3750             509.61
HENDERSONVILLENC 28792    2                  02/04/99           10
0411242100                05                 04/01/99           30.0000
411242100                 O                  03/01/29
0

1882480       299/G01     F                  400,000.00         ZZ
                          360                371,615.15         1
                          7.1250             2694.88            80
                          6.8750             2694.88
ACCIDENT      MD 21520    5                  12/14/98           00
0431240472                05                 02/01/99           0.0000
0000965430                O                  01/01/29
0

1882583       638/G01     F                  477,200.00         ZZ
                          360                446,775.62         1
                          7.2500             3255.35            80
                          7.0000             3255.35
ARCADIA       CA 91006    2                  01/21/99           00
0431225226                05                 03/01/99           0.0000
08843665                  O                  02/01/29
0

1883147       E82/G01     F                  587,000.00         ZZ
                          360                551,263.29         1
                          7.1250             3954.73            80
                          6.8750             3954.73
SANTA FE      NM 87505    2                  02/19/99           00
0400178554                03                 04/01/99           0.0000
0400178554                O                  03/01/29
0

1883249       E82/G01     F                  545,100.00         ZZ
                          360                490,786.32         1
                          7.1250             3672.44            79
                          6.8750             3672.44
POTOMAC       MD 20854    2                  02/17/99           00
0400169843                03                 04/01/99           0.0000
0400169843                O                  03/01/29
0

1883271       E22/G01     F                  59,550.00          ZZ
                          360                54,703.63          1
                          7.2500             406.24             76
                          7.0000             406.24
CORRYTON      TN 37721    2                  02/08/99           00
0411259328                05                 04/01/99           0.0000
411259328                 O                  03/01/29
0

1883287       G81/G01     F                  117,700.00         ZZ
                          360                110,537.57         1
                          7.3750             812.92             90
                          7.1250             812.92
MIAMI         FL 33173    1                  02/17/99           10
0431228899                03                 04/01/99           25.0000
021901097                 O                  03/01/29
0

1883455       638/G01     F                  123,500.00         ZZ
                          360                116,297.07         1
                          7.3750             852.98             95
                          7.1250             852.98
LUBBOCK       TX 79424    2                  02/02/99           14
0431228949                05                 04/01/99           30.0000
08846479                  O                  03/01/29
0

1883736       638/G01     F                  480,000.00         ZZ
                          360                434,981.56         1
                          7.5000             3356.23            80
                          7.2500             3356.23
SAN JOSE      CA 95148    5                  02/04/99           00
0431230812                05                 04/01/99           0.0000
08836299                  O                  03/01/29
0

1883903       369/G01     F                  384,000.00         ZZ
                          240                327,673.26         1
                          7.1250             3006.03            74
                          6.8750             3006.03
TULSA         OK 74136    2                  01/29/99           00
0431236330                03                 03/01/99           0.0000
0062264684                O                  02/01/19
0

1884319       B75/G01     F                  1,000,000.00       ZZ
                          360                946,331.26         1
                          7.7500             7164.12            64
                          7.5000             7164.12
RYDAL         PA 19046    2                  04/13/99           00
0431307594                05                 06/01/99           0.0000
6545743                   O                  05/01/29
0

1884360       076/T18     F                  380,250.00         ZZ
                          360                359,121.47         1
                          7.8750             2757.08            65
                          7.6250             2757.08
BEVERLY FARMS MA 01915    2                  12/07/98           00
10897254                  05                 02/01/99           0.0000
1369363                   O                  01/01/29
0

1884427       076/076     F                  299,950.00         ZZ
                          360                281,141.35         1
                          7.8750             2174.85            94
                          7.6250             2174.85
MESA          AZ 85213    1                  06/23/98           11
17333108                  05                 08/01/98           30.0000
7333108                   O                  07/01/28
0

1884438       076/076     F                  288,000.00         ZZ
                          360                270,555.01         1
                          7.3750             1989.15            80
                          7.1250             1989.15
SHREVEPORT    LA 71106    1                  12/10/98           00
17352255                  05                 02/01/99           0.0000
7352255                   O                  01/01/29
0

1885304       299/G01     F                  357,500.00         ZZ
                          360                336,699.86         1
                          7.5000             2499.70            80
                          7.2500             2499.70
LIVONIA       MN 55398    4                  01/22/99           00
0431243658                05                 03/01/99           0.0000
0000940776                O                  02/01/29
0

1885305       299/G01     F                  480,000.00         ZZ
                          360                450,471.07         1
                          7.5000             3356.23            57
                          7.2500             3356.23
ROYAL OAK     MD 21662    2                  10/02/98           00
0431239045                05                 12/01/98           0.0000
0000750910                O                  11/01/28
0

1885669       664/G01     F                  480,000.00         ZZ
                          360                422,830.01         1
                          7.5000             3356.23            75
                          7.2500             3356.23
MALIBU AREA   CA 90265    2                  02/10/99           00
0431239482                05                 04/01/99           0.0000
2986164                   O                  03/01/29
0

1886612       731/G01     F                  360,000.00         ZZ
                          360                337,863.38         1
                          7.5000             2517.17            74
                          7.2500             2517.17
LA JOLLA      CA 92037    5                  02/18/99           00
0431240852                05                 04/01/99           0.0000
612513872                 O                  03/01/29
0

1888022       B57/G01     F                  591,000.00         ZZ
                          360                550,901.27         1
                          7.1250             3981.68            63
                          6.8750             3981.68
SANTA ANA     CA 92705    2                  02/25/99           00
0431245018                03                 04/01/99           0.0000
98F0021                   O                  03/01/29
0

1888244       M01/G01     F                  416,750.00         ZZ
                          360                392,442.68         1
                          7.3750             2878.39            60
                          7.1250             2878.39
PLANO         TX 75093    1                  02/26/99           00
0431246735                05                 04/01/99           0.0000
0000                      O                  03/01/29
0

1889316       L16/G01     F                  102,600.00         ZZ
                          360                96,978.58          1
                          7.6250             726.20             90
                          7.3750             726.20
KEARNS        UT 84118    2                  03/15/99           10
0431260710                05                 05/01/99           25.0000
99020062                  O                  04/01/29
0

1889747       E82/G01     F                  520,000.00         ZZ
                          360                487,433.76         1
                          7.1250             3503.34            80
                          6.8750             3503.34
EVERGREEN     CO 80439    2                  03/10/99           00
0400180659                03                 04/01/99           0.0000
0400180659                O                  03/01/29
0

1890379       455/G01     F                  112,500.00         ZZ
                          360                106,280.59         1
                          7.6250             796.27             75
                          7.3750             796.27
SUWANEE       GA 30024    1                  03/12/99           00
0431252972                03                 05/01/99           0.0000
83658                     O                  04/01/29
0

1890522       731/G01     F                  280,650.00         ZZ
                          360                263,744.68         1
                          7.2500             1914.53            80
                          7.0000             1914.53
SMYRNA        GA 30126    1                  03/04/99           00
0431265149                03                 04/01/99           0.0000
3140871079                O                  03/01/29
0

1891066       E45/G01     F                  300,000.00         ZZ
                          360                268,793.15         1
                          7.2500             2046.53            45
                          7.0000             2046.53
LIGHTHOUSE POIFL 33064    5                  02/26/99           00
0431251602                05                 04/01/99           0.0000
48902                     O                  03/01/29
0

1892097       638/G01     F                  211,600.00         ZZ
                          360                198,788.41         1
                          7.2500             1443.49            80
                          7.0000             1443.49
VENTURA       CA 93001    2                  03/03/99           00
0431255793                03                 05/01/99           0.0000
08856131                  O                  04/01/29
0

1892795       L13/G01     F                  102,600.00         ZZ
                          360                97,071.25          1
                          7.6250             726.20             95
                          7.3750             726.20
OGDEN         UT 84404    2                  04/08/99           10
0431286053                05                 06/01/99           30.0000
0000                      O                  05/01/29
0

1892987       455/G01     F                  500,000.00         ZZ
                          360                382,406.74         1
                          7.5000             3496.08            50
                          7.2500             3496.08
ATLANTA       GA 30327    1                  03/23/99           00
0431369933                03                 05/01/99           0.0000
83710                     O                  04/01/29
0

1893103       076/076     F                  364,000.00         ZZ
                          360                341,416.70         1
                          7.1250             2452.34            80
                          6.8750             2452.34
DANVILLE      CA 94506    1                  01/20/99           00
11539145                  03                 03/01/99           0.0000
1539145                   O                  02/01/29
0

1893167       076/076     F                  375,360.00         ZZ
                          360                352,563.48         1
                          7.2500             2560.62            80
                          7.0000             2560.62
MIDDLETON     WI 53562    2                  12/29/98           00
17430362                  01                 03/01/99           0.0000
7430362                   O                  02/01/29
0

1893448       E82/G01     F                  153,809.34         ZZ
                          346                142,950.22         1
                          7.3750             1074.24            63
                          7.1250             1074.24
SUMMIT        WI 53066    4                  09/01/98           00
0400040796                05                 11/01/98           0.0000
04000401796               O                  08/01/27
0

1895080       M11/G01     F                  296,000.00         ZZ
                          360                101,587.46         1
                          7.3750             2044.40            80
                          7.1250             2044.40
FORT WORTH    TX 76132    1                  03/29/99           00
0431282235                03                 05/01/99           0.0000
001301                    O                  04/01/29
0

1895119       E82/G01     F                  532,000.00         ZZ
                          360                406,913.57         1
                          7.5000             3719.82            54
                          7.2500             3719.82
OJAI          CA 93023    2                  03/26/99           00
0400193082                05                 05/01/99           0.0000
1584661                   O                  04/01/29
0

1895122       E82/G01     F                  489,000.00         ZZ
                          360                459,617.06         1
                          7.1250             3294.48            70
                          6.8750             3294.48
FLINT HILL    VA 22627    2                  03/26/99           00
0400162517                05                 05/01/99           0.0000
0400162517                O                  04/01/29
0

1895581       685/G01     F                  147,200.00         ZZ
                          360                138,521.63         1
                          7.5000             1029.25            80
                          7.2500             1029.25
TEMECULA      CA 92592    1                  03/26/99           00
0431275494                03                 05/01/99           0.0000
118043                    O                  04/01/29
0

1895790       J95/J95     F                  299,250.00         ZZ
                          360                281,031.91         1
                          7.1250             2016.10            95
                          6.8750             2016.10
WOODSTOCK     GA 30188    1                  02/26/99           10
0013709894                03                 04/01/99           30.0000
13709894                  O                  03/01/29
0

1896205       026/G01     F                  345,000.00         ZZ
                          360                81,617.94          1
                          7.1250             2324.33            56
                          6.8750             2324.33
NW ATLANTA    GA 30327    2                  03/25/99           00
0431276450                05                 05/01/99           0.0000
0200441141                O                  04/01/29
0

1897081       E45/G01     F                  274,800.00         ZZ
                          360                257,617.89         1
                          7.1250             1851.38            80
                          6.8750             1851.38
GRAYSON       GA 30017    2                  03/19/99           00
0431277086                03                 05/01/99           0.0000
50106                     O                  04/01/29
0

1897110       J95/J95     F                  380,000.00         ZZ
                          360                357,303.11         1
                          7.2500             2592.27            79
                          7.0000             2592.27
CHICAGO       IL 60640    5                  02/24/99           00
0016614174                07                 04/01/99           0.0000
0016614174                O                  03/01/29
0

1897288       F03/G01     F                  410,000.00         ZZ
                          360                388,021.38         1
                          7.7500             2937.29            67
                          7.5000             2937.29
LOS GATOS     CA 95032    2                  03/23/99           00
0431282540                05                 05/01/99           0.0000
ROS10193                  O                  04/01/29
0

1897711       J95/J95     F                  319,000.00         ZZ
                          360                300,351.86         1
                          7.2500             2176.14            56
                          7.0000             2176.14
DANVILLE      CA 94526    1                  03/05/99           00
0014288732                05                 05/01/99           0.0000
0014288732                O                  04/01/29
0

1898140       369/G01     F                  450,000.00         ZZ
                          360                411,604.69         1
                          7.3750             3108.04            60
                          7.1250             3108.04
FLORHAM PARK  NJ 07932    5                  01/19/99           00
0431285006                05                 03/01/99           0.0000
71076319                  O                  02/01/29
0

1899915       Q89/G01     F                  55,271.30          ZZ
                          338                51,704.49          1
                          7.5000             393.32             79
                          7.2500             393.32
SOUTHGATE     MI 48195    5                  04/13/99           00
0430320614                05                 06/01/99           0.0000
1598167                   O                  07/01/27
0

1900088       Q89/G01     F                  316,557.91         ZZ
                          338                282,682.16         1
                          7.5000             2252.71            77
                          7.2500             2252.71
AUSTIN        TX 78746    1                  04/13/99           00
0430323576                05                 06/01/99           0.0000
1598690                   O                  07/01/27
0

1900651       601/G01     F                  350,000.00         ZZ
                          360                323,123.28         1
                          7.1250             2358.01            88
                          6.8750             2358.01
BOISE         ID 83702    1                  02/11/99           04
0431301209                03                 04/01/99           25.0000
13285739                  O                  03/01/29
0

1901284       976/R18     F                  428,000.00         ZZ
                          360                402,437.13         1
                          7.1250             2883.52            80
                          6.8750             2883.52
SUWANEE       GA 30024    2                  03/19/99           00
0655418994                03                 05/01/99           0.0000
5615003                   O                  04/01/29
0

1901312       976/R18     F                  764,000.00         ZZ
                          360                723,843.23         1
                          7.7500             5473.39            80
                          7.5000             5473.39
MANHASSET     NY 11030    1                  04/08/99           00
0655419810                05                 06/01/99           0.0000
5629301                   O                  05/01/29
0

1901313       976/R18     F                  398,000.00         ZZ
                          360                357,322.88         1
                          7.2500             2715.07            80
                          7.0000             2715.07
CHAPPAQUA     NY 10514    2                  03/30/99           00
0655419828                05                 05/01/99           0.0000
5629319                   O                  04/01/29
0

1902729       765/G01     F                  81,225.00          ZZ
                          360                76,315.41          1
                          7.2500             554.10             95
                          7.0000             554.10
LAS VEGAS     NV 89110    2                  03/18/99           14
0431287879                05                 05/01/99           30.0000
343639L                   O                  04/01/29
0

1902807       638/G01     F                  328,000.00         ZZ
                          360                306,986.08         1
                          7.2500             2237.54            80
                          7.0000             2237.54
IRVINE        CA 92612    1                  03/26/99           00
0431296326                05                 05/01/99           0.0000
8866622                   O                  04/01/29
0

1903410       944/G01     F                  468,000.00         ZZ
                          360                440,585.70         1
                          7.1250             3153.00            80
                          6.8750             3153.00
BURLINGAME    CA 94010    1                  04/08/99           00
0431294834                05                 06/01/99           0.0000
17480                     O                  05/01/29
0

1904415       964/G01     F                  735,000.00         ZZ
                          360                692,422.00         1
                          7.2500             5014.00            70
                          7.0000             5014.00
TIBURON       CA 94920    1                  04/21/99           00
0431312438                05                 06/01/99           0.0000
55543                     O                  05/01/29
0

1904523       E82/G01     F                  374,500.00         ZZ
                          360                347,364.60         1
                          7.3750             2586.58            79
                          7.1250             2586.58
FLORISSANT    MO 63034    2                  04/23/99           00
0400197711                03                 06/01/99           0.0000
1526965                   O                  05/01/29
0

1904703       K88/G01     F                  336,000.00         ZZ
                          360                317,147.84         1
                          7.3750             2320.67            85
                          7.1250             2320.67
MIDDLETON     NJ 07716    2                  04/20/99           04
0431309772                05                 06/01/99           12.0000
10842                     O                  05/01/29
0

1905009       B25/G01     F                  246,750.00         ZZ
                          360                233,728.26         1
                          7.7500             1767.75            75
                          7.5000             1767.75
WASHINGTON    DC 20012    5                  05/12/99           00
0431333921                05                 07/01/99           0.0000
KAY104                    O                  06/01/29
0

1905104       J95/J95     F                  593,300.00         ZZ
                          360                560,557.16         1
                          7.6250             4199.35            72
                          7.3750             4199.35
CHURCHVILLE   MD 21028    5                  03/26/99           00
0016733693                05                 05/01/99           0.0000
0016733693                O                  04/01/29
0

1905669       638/G01     F                  88,800.00          ZZ
                          360                82,842.81          1
                          7.3750             613.32             95
                          7.1250             613.32
DUNCANNON     PA 17020    2                  04/19/99           04
0431306919                05                 06/01/99           30.0000
08877772                  O                  05/01/29
0

1905884       J95/J95     F                  440,000.00         ZZ
                          360                414,277.96         1
                          7.2500             3001.58            80
                          7.0000             3001.58
ACTON         MA 01720    1                  03/31/99           00
0016613010                05                 05/01/99           0.0000
00166613010               O                  04/01/29
0

1905923       Q89/G01     F                  111,608.45         ZZ
                          325                87,572.07          1
                          7.2500             785.15             44
                          7.0000             785.15
AMITYVILLE    NY 11701    1                  04/26/99           00
0430000133                05                 07/01/99           0.0000
1511646                   O                  07/01/26
0

1905966       Q89/G01     F                  73,725.97          ZZ
                          336                69,062.14          1
                          7.6250             531.77             71
                          7.3750             531.77
EWING         NJ 08618    1                  04/27/99           00
0430259051                05                 07/01/99           0.0000
1592586                   O                  06/01/27
0

1906167       J95/J95     F                  375,000.00         ZZ
                          360                352,678.28         1
                          7.2500             2558.17            74
                          7.0000             2558.17
BRYN MAWR     PA 19010    2                  04/01/99           00
0009725250                05                 05/01/99           0.0000
9725250                   O                  04/01/29
0

1906611       638/G01     F                  287,300.00         ZZ
                          360                271,381.88         1
                          7.5000             2008.84            85
                          7.2500             2008.84
PROVO         UT 84604    2                  04/21/99           14
0431313436                05                 06/01/99           12.0000
8865368                   O                  05/01/29
0

1906773       808/G01     F                  244,800.00         ZZ
                          360                230,886.64         1
                          7.5000             1711.68            90
                          7.2500             1711.68
VALENCIA AREA CA 91354    1                  04/21/99           11
0431311653                05                 06/01/99           25.0000
9500163                   O                  05/01/29
0

1906807       Q89/G01     F                  365,202.18         ZZ
                          340                343,030.97         1
                          7.6250             2625.26            55
                          7.3750             2625.26
BURLINGAME    CA 94010    1                  04/28/99           00
0430381178                05                 07/01/99           0.0000
1629496                   O                  10/01/27
0

1907041       638/G02     F                  202,000.00         ZZ
                          360                191,303.69         1
                          7.7500             1447.15            78
                          7.5000             1447.15
RIVERTON      UT 84065    4                  04/21/99           00
0431397629                05                 06/01/99           0.0000
08869525                  O                  05/01/29
0

1907139       638/G01     F                  355,000.00         ZZ
                          360                334,437.46         1
                          7.2500             2421.73            55
                          7.0000             2421.73
SANTA MONICA  CA 90405    2                  04/12/99           00
0431316389                05                 06/01/99           0.0000
08873597                  O                  05/01/29
0

1907311       664/G01     F                  550,000.00         ZZ
                          360                517,990.05         1
                          7.2500             3751.97            65
                          7.0000             3751.97
LOS ANGELES   CA 90049    5                  04/15/99           00
0431346600                05                 06/01/99           0.0000
0003088762                O                  05/01/29
0

1907730       J99/G01     F                  374,000.00         ZZ
                          360                352,091.59         1
                          7.1250             2519.71            80
                          6.8750             2519.71
APTOS         CA 95003    1                  04/21/99           00
0431312693                05                 06/01/99           0.0000
94779                     O                  05/01/29
0

1907751       Q89/G01     F                  73,906.97          ZZ
                          336                69,287.52          1
                          7.6250             533.07             44
                          7.3750             533.07
PLANTATION    FL 33317    5                  05/04/99           00
0430256487                05                 07/01/99           0.0000
1587105                   O                  06/01/27
0

1908240       J95/J95     F                  300,675.00         ZZ
                          360                279,265.40         1
                          7.3750             2076.69            95
                          7.1250             2076.69
ANDOVER       MA 01810    1                  04/01/99           10
0016679177                05                 05/01/99           30.0000
0016679177                O                  04/01/29
0

1908631       B57/G01     F                  420,000.00         ZZ
                          360                395,396.99         1
                          7.1250             2829.62            69
                          6.8750             2829.62
PASADENA      CA 91105    5                  04/19/99           00
0431335181                05                 06/01/99           0.0000
9830825                   O                  05/01/29
0

1908740       J95/J95     F                  372,000.00         ZZ
                          360                350,867.19         1
                          7.3750             2569.31            80
                          7.1250             2569.31
MOUNTAIN VIEW CA 94040    1                  04/06/99           00
0014334296                01                 06/01/99           0.0000
0014334296                O                  05/01/29
0

1908966       664/G01     F                  280,000.00         ZZ
                          360                259,385.08         1
                          7.1250             1886.42            74
                          6.8750             1886.42
MILL CREEK    WA 98012    2                  04/23/99           00
0431320852                03                 06/01/99           0.0000
3011244                   O                  05/01/29
0

1909250       944/G01     F                  356,000.00         ZZ
                          360                331,708.33         1
                          7.1250             2398.44            80
                          6.8750             2398.44
MORGAN HILL   CA 95037    1                  05/03/99           00
0431319680                05                 07/01/99           0.0000
17342                     O                  06/01/29
0

1912202       638/G01     F                  110,200.00         ZZ
                          360                103,682.89         1
                          7.3750             761.12             95
                          7.1250             761.12
HENDERSON     NV 89015    2                  04/22/99           04
0431333095                05                 06/01/99           30.0000
8875219                   O                  05/01/29
0

1913100       638/G01     F                  472,750.00         ZZ
                          360                429,117.03         1
                          7.2500             3224.99            80
                          7.0000             3224.99
SCOTTSDALE    AZ 85258    1                  05/12/99           00
0431335843                05                 07/01/99           0.0000
NP                        O                  06/01/29
0

1913638       637/G01     F                  551,950.00         ZZ
                          360                456,912.59         1
                          7.2500             3765.28            80
                          7.0000             3765.28
CLOVIS        CA 93611    1                  05/03/99           00
0431339241                05                 07/01/99           0.0000
0015238421                O                  06/01/29
0

1914493       J95/J95     F                  384,000.00         ZZ
                          360                362,876.21         1
                          7.3750             2652.20            80
                          7.1250             2652.20
DAVIS         CA 95616    5                  04/30/99           00
0016791295                05                 07/01/99           0.0000
0016791295                O                  06/01/29
0

1918547       638/G01     F                  345,000.00         ZZ
                          360                314,964.54         1
                          7.5000             2412.29            75
                          7.2500             2412.29
ARCADIA       CA 91007    1                  05/25/99           00
0431353945                05                 07/01/99           0.0000
8887279                   O                  06/01/29
0

1921364       F27/F27     F                  94,500.00          ZZ
                          360                89,187.72          1
                          7.2500             644.66             48
                          7.0000             644.66
MANASSAS      VA 20111    2                  06/01/99           00
6060073552                05                 07/01/99           0.0000
6060073552                O                  06/01/29
0

1971697       F27/F27     F                  378,800.00         ZZ
                          360                361,967.20         1
                          7.7500             2713.77            80
                          7.5000             2713.77
SILVER SPRING MD 20904    1                  12/15/99           00
6060091461                03                 02/01/00           0.0000
6060091461                O                  01/01/30
0

1973995       025/025     F                  70,500.00          ZZ
                          360                66,946.95          1
                          7.8750             511.17             75
                          7.6250             511.17
SARASOTA      FL 34239    5                  05/19/99           00
0001733153                05                 07/01/99           0.0000
173315                    O                  06/01/29
0

1986145       025/025     F                  92,000.00          ZZ
                          360                86,921.01          1
                          7.6250             651.18             80
                          7.3750             651.18
BALTIMORE     MD 21219    1                  05/27/99           00
0110874039                05                 07/01/99           0.0000
0001087403                N                  06/01/29
0

2645755       387/M32     F                  62,000.00          ZZ
                          360                54,197.75          2
                          7.7500             444.18             42
                          7.5000             444.18
AUSTIN        TX 78704    2                  04/27/98           00
306121943                 03                 06/01/98           0.0000
0001372622                N                  05/01/28
0

2645811       387/M32     F                  66,750.00          ZZ
                          360                60,956.66          1
                          7.8750             483.98             75
                          7.6250             483.98
ENGLEWOOD     FL 34223    5                  03/30/98           00
306110954                 05                 05/01/98           0.0000
0001390129                O                  04/01/28
0

2645828       387/M32     F                  84,000.00          ZZ
                          360                78,375.04          1
                          7.6250             594.55             80
                          7.3750             594.55
PONDER        TX 76259    4                  04/23/98           00
306121098                 05                 06/01/98           0.0000
0001405588                O                  05/01/28
0

2646053       387/M32     F                  500,000.00         ZZ
                          360                466,435.01         1
                          7.6250             3538.97            64
                          7.3750             3538.97
BELMONT       CA 94002    1                  04/24/98           00
306112473                 05                 06/01/98           0.0000
0001409192                O                  05/01/28
0

2656646       286/286     F                  84,000.00          ZZ
                          360                78,091.68          1
                          7.8750             609.06             70
                          7.6250             609.06
MADERA        CA 93638    2                  05/22/98           00
8656062                   05                 07/01/98           0.0000
0008656062                N                  06/01/28
0

2656786       286/286     F                  74,400.00          ZZ
                          360                69,706.06          1
                          7.8750             539.46             80
                          7.6250             539.46
WASHINGTON    DC 20007    1                  05/22/98           00
8974158                   01                 07/01/98           0.0000
0008974158                O                  06/01/28
0

2660137       387/M32     F                  176,000.00         ZZ
                          360                164,375.25         1
                          7.6250             1245.72            80
                          7.3750             1245.72
RICHARDSON    TX 75082    1                  06/22/98           00
306111793                 03                 08/01/98           0.0000
0001453158                O                  07/01/28
0

2693682       696/G01     F                  353,600.00         ZZ
                          360                332,483.76         1
                          7.7500             2533.23            80
                          7.5000             2533.23
ARLINGTON     VA 22205    1                  10/30/98           00
0431091859                05                 12/01/98           0.0000
2288310                   O                  11/01/28
0

2720957       696/G01     F                  352,800.00         ZZ
                          360                330,366.86         1
                          7.1250             2376.88            80
                          6.8750             2376.88
MCLEAN        VA 22102    1                  01/04/99           00
0431168202                05                 02/01/99           0.0000
2158244                   O                  01/01/29
0

2731191       707/707     F                  540,000.00         ZZ
                          360                504,594.31         1
                          7.1250             3638.08            80
                          6.8750             3638.08
HOLUALOA      HI 96725    1                  10/09/98           00
6607519                   05                 12/01/98           0.0000
6607519                   O                  11/01/28
0

2731588       696/G01     F                  438,400.00         ZZ
                          360                411,775.25         1
                          7.2500             2990.66            80
                          7.0000             2990.66
MCLEAN        VA 22101    1                  01/27/99           00
0431195643                05                 03/01/99           0.0000
23799006                  O                  02/01/29
0

2734572       G75/G75     F                  101,500.00         ZZ
                          360                95,497.52          1
                          7.8750             735.95             70
                          7.6250             735.95
ARLINGTON     VA 22207    5                  09/18/98           00
0003616325                05                 11/01/98           0.0000
03616325                  N                  10/01/28
0

2734637       G75/G75     F                  359,900.00         ZZ
                          360                337,529.94         1
                          7.3750             2485.74            90
                          7.1250             2485.74
OLYMPIA FIELDSIL 60461    1                  12/29/98           14
0003721784                05                 02/01/99           25.0000
03721784                  O                  01/01/29
0

2734904       286/286     F                  428,000.00         T
                          360                403,697.33         1
                          7.7500             3066.24            80
                          7.5000             3066.24
MIAMI BEACH   FL 33160    2                  12/31/98           00
0609718                   01                 02/01/99           0.0000
0000609718                O                  01/01/29
0

2734920       286/286     F                  307,000.00         ZZ
                          360                278,341.71         1
                          7.3750             2120.38            87
                          7.1250             2120.38
AURORA        CO 80016    2                  01/05/99           10
0610562                   05                 02/01/99           25.0000
0000610562                O                  01/01/29
0

2734934       286/286     F                  393,750.00         ZZ
                          360                367,405.58         1
                          7.2500             2686.07            90
                          7.0000             2686.07
SCOTTSDALE    AZ 85255    1                  09/29/98           12
0991745                   03                 11/01/98           25.0000
0000991745                O                  10/01/28
0

2734993       286/T18     F                  308,000.00         ZZ
                          360                289,344.04         1
                          7.3750             2127.28            80
                          7.1250             2127.28
HOPEWELL      NJ 08560    1                  12/17/98           00
0007692056                05                 02/01/99           0.0000
0009338607                O                  01/01/29
0

2735068       286/286     F                  122,000.00         ZZ
                          360                114,175.41         1
                          7.2500             832.26             80
                          7.0000             832.26
MUNCIE        IN 47302    1                  12/08/98           00
9436045                   05                 02/01/99           0.0000
0009436045                O                  01/01/29
0

2735088       286/286     F                  376,000.00         ZZ
                          360                352,232.71         1
                          7.1250             2533.19            80
                          6.8750             2533.19
HERNDON       VA 20171    2                  12/29/98           00
9444425                   03                 02/01/99           0.0000
0009444425                O                  01/01/29
0

2736605       286/286     F                  340,000.00         ZZ
                          360                318,508.36         1
                          7.1250             2290.65            80
                          6.8750             2290.65
AUSTIN        TX 78731    1                  12/03/98           00
9420665                   05                 02/01/99           0.0000
0009420665                O                  01/01/29
0

2736606       286/286     F                  350,000.00         ZZ
                          360                329,193.59         1
                          7.3750             2417.37            74
                          7.1250             2417.37
PLYMOUTH      MA 02360    1                  01/21/99           00
9480079                   05                 03/01/99           0.0000
0009480079                O                  02/01/29
0

2746742       E22/G01     F                  48,200.00          ZZ
                          360                41,443.96          1
                          7.2500             328.81             87
                          7.0000             328.81
ABILENE       TX 79605    2                  02/12/99           04
0411267990                05                 04/01/99           25.0000
0411267990                O                  03/01/29
0

2746783       E22/G01     F                  58,500.00          ZZ
                          360                55,158.40          1
                          7.5000             409.04             75
                          7.2500             409.04
KENNEWICK     WA 99336    5                  02/08/99           00
0411214281                05                 04/01/99           0.0000
0411214281                O                  03/01/29
0

2748119       E22/G01     F                  475,000.00         ZZ
                          360                433,456.21         1
                          7.1250             3200.16            76
                          6.8750             3200.16
FORT LAUDERDALFL 33301    1                  02/22/99           00
0411289812                05                 04/01/99           0.0000
0411289812                O                  03/01/29
0

2748133       E22/G01     F                  35,000.00          ZZ
                          360                32,527.34          1
                          7.5000             244.73             69
                          7.2500             244.73
CARSON CITY   NV 89701    2                  02/15/99           00
0411241540                09                 04/01/99           0.0000
0411241540                O                  03/01/29
0

2748135       E22/G01     F                  210,000.00         ZZ
                          360                195,305.72         1
                          7.2500             1432.57            70
                          7.0000             1432.57
FRISCO        TX 75034    1                  02/10/99           00
0411281777                03                 04/01/99           0.0000
0411281777                O                  03/01/29
0

2748653       E22/G01     F                  255,000.00         ZZ
                          360                239,850.79         1
                          7.3750             1761.22            95
                          7.1250             1761.22
RALEIGH       NC 27613    2                  02/18/99           04
0411144116                05                 04/01/99           30.0000
0411144116                O                  03/01/29
0

2750957       623/994     F                  348,300.00         ZZ
                          360                326,747.65         1
                          7.2500             2376.02            76
                          7.0000             2376.02
PETALUMA      CA 94954    2                  12/01/98           00
5965297996                03                 02/01/99           0.0000
6396738                   O                  01/01/29
0

2750959       623/985     F                  420,000.00         ZZ
                          360                393,451.95         1
                          7.1250             2829.62            67
                          6.8750             2829.62
PARK CITY     UT 84098    5                  12/04/98           00
0200691301                05                 02/01/99           0.0000
7739519                   O                  01/01/29
0

2751945       E22/G01     F                  70,700.00          ZZ
                          360                63,083.70          1
                          7.5000             494.34             77
                          7.2500             494.34
PLAINFIELD    CT 06374    2                  02/22/99           00
0411257900                05                 04/01/99           0.0000
0411257900                O                  03/01/29
0

2751992       E22/G01     F                  111,200.00         G
                          360                104,430.57         1
                          7.1250             749.17             80
                          6.8750             749.17
WELLINGTON    FL 33414    1                  02/26/99           00
0411257561                03                 04/01/99           0.0000
0411257561                O                  03/01/29
0

2752010       E22/G01     F                  120,000.00         ZZ
                          360                112,852.43         1
                          7.3750             828.81             80
                          7.1250             828.81
PLANO         TX 75075    1                  02/26/99           00
0411089303                05                 04/01/99           0.0000
0411089303                O                  03/01/29
0

2752064       E22/G01     F                  418,400.00         ZZ
                          360                370,414.01         1
                          7.3750             2889.78            80
                          7.1250             2889.78
HOUSTON       TX 77024    1                  02/26/99           00
0411310592                09                 04/01/99           0.0000
0411310592                O                  03/01/29
0

2756840       E22/G01     F                  185,250.00         ZZ
                          360                174,817.40         1
                          7.5000             1295.29            95
                          7.2500             1295.29
MATTHEWS      NC 28104    1                  03/09/99           11
0411330152                05                 05/01/99           30.0000
0411330152                O                  04/01/29
0

2761403       E22/G01     F                  88,000.00          ZZ
                          360                82,855.24          1
                          7.2500             600.32             65
                          7.0000             600.32
MARRIETTA     GA 30060    2                  03/09/99           00
0411310238                05                 05/01/99           0.0000
0411310238                O                  04/01/29
0

2761638       976/076     F                  75,000.00          ZZ
                          360                70,425.72          1
                          7.2500             511.64             60
                          7.0000             511.64
PITTSBURGH    PA 15234    5                  02/19/99           00
15416126                  05                 04/01/99           0.0000
5634669                   O                  03/01/29
0

2761906       976/076     F                  300,000.00         ZZ
                          360                277,546.49         1
                          7.1250             2021.16            80
                          6.8750             2021.16
WEST CHESTER  PA 19382    1                  03/11/99           00
15476817                  05                 05/01/99           0.0000
5654049                   O                  04/01/29
0

2769749       696/G01     F                  468,000.00         ZZ
                          360                441,892.14         1
                          7.6250             3312.47            80
                          7.3750             3312.47
RECTORTOWN    VA 20140    2                  03/23/99           00
0431268713                05                 05/01/99           0.0000
10099011                  O                  04/01/29
0

2771392       696/G01     F                  364,000.00         ZZ
                          360                342,976.20         1
                          7.2500             2483.12            80
                          7.0000             2483.12
GREAT FALLS   VA 22066    1                  04/01/99           00
0431271626                03                 06/01/99           0.0000
23799052                  O                  05/01/29
0

2775986       E82/G01     F                  392,000.00         ZZ
                          360                369,525.97         1
                          7.2500             2674.13            80
                          7.0000             2674.13
SOMERS        NY 10589    2                  04/06/99           00
0400189981                05                 06/01/99           0.0000
1743976                   O                  05/01/29
0

2777839       E22/G01     F                  64,000.00          ZZ
                          360                60,445.47          1
                          7.5000             447.50             78
                          7.2500             447.50
HOMEDALE      ID 83628    2                  04/05/99           00
0411315468                05                 06/01/99           0.0000
0411315468                O                  05/01/29
0

2780969       E22/G01     F                  350,000.00         ZZ
                          360                329,918.62         1
                          7.5000             2447.25            75
                          7.2500             2447.25
DRAPER        UT 84020    2                  04/06/99           00
0411358716                05                 06/01/99           0.0000
0411358716                O                  05/01/29
0

2780990       E22/G01     F                  540,000.00         ZZ
                          360                509,040.89         1
                          7.2500             3683.75            80
                          7.0000             3683.75
CARMICHAEL    CA 95608    2                  04/02/99           00
0411345259                05                 06/01/99           0.0000
0411345259                O                  05/01/29
0

2782648       E22/G01     F                  136,000.00         ZZ
                          360                128,448.61         1
                          7.5000             950.93             80
                          7.2500             950.93
CITRUS HEIGHTSCA 95610    2                  04/06/99           00
0411341720                05                 06/01/99           0.0000
0411341720                O                  05/01/29
0

2788595       623/G01     F                  384,000.00         ZZ
                          360                361,551.76         1
                          7.2500             2619.56            80
                          7.0000             2619.56
WEST COVINA   CA 91791    1                  03/08/99           00
0431295054                05                 05/01/99           0.0000
6291479                   O                  04/01/29
0

2788872       E22/G01     F                  129,200.00         ZZ
                          360                121,077.35         1
                          7.1250             870.44             80
                          6.8750             870.44
ALLEN         TX 75002    1                  04/16/99           00
0411386154                05                 06/01/99           0.0000
0411386154                O                  05/01/29
0

2789018       168/168     F                  388,600.00         ZZ
                          360                364,942.07         1
                          7.1250             2618.07            80
                          6.8750             2618.07
WYOMING       OH 45015    1                  02/22/99           00
9891635                   03                 04/01/99           0.0000
989916359                 O                  03/01/29
0

2789507       E22/G01     F                  500,000.00         ZZ
                          360                470,505.19         1
                          7.1250             3368.59            48
                          6.8750             3368.59
LOS GATOS     CA 95030    5                  04/08/99           00
0411288129                05                 06/01/99           0.0000
0411288129                O                  05/01/29
0

2789508       E22/G01     F                  94,150.00          ZZ
                          360                88,980.82          1
                          7.5000             658.31             83
                          7.2500             658.31
PARMA         OH 44134    2                  04/14/99           04
0411380447                05                 06/01/99           12.0000
0411380447                O                  05/01/29
0

2791410       G75/G75     F                  335,900.00         ZZ
                          360                317,355.17         1
                          7.5000             2348.67            80
                          7.2500             2348.67
MECHANICSBURG PA 17055    1                  04/16/99           00
0003830634                03                 06/01/99           0.0000
03830634                  O                  05/01/29
0

2791418       G75/G75     F                  353,550.00         ZZ
                          360                332,433.37         1
                          7.1250             2381.94            86
                          6.8750             2381.94
HUGHESVILLE   MD 20637    2                  03/12/99           14
0003800857                05                 05/01/99           25.0000
03800857                  O                  04/01/29
0

2791420       G75/G75     F                  649,950.00         ZZ
                          360                611,954.61         1
                          7.2500             4433.81            67
                          7.0000             4433.81
MIDDLEBURG    VA 20117    2                  03/22/99           00
0003792226                05                 05/01/99           0.0000
03792226                  O                  04/01/29
0

2793128       F28/G01     F                  272,000.00         ZZ
                          360                125,045.08         1
                          7.2500             1855.52            80
                          7.0000             1855.52
BOULDER       CO 80303    1                  03/31/99           00
0431312206                05                 05/01/99           0.0000
4606295                   O                  04/01/29
0

2793153       F28/G01     F                  450,000.00         T
                          360                423,657.29         1
                          7.2500             3069.79            72
                          7.0000             3069.79
COROLLA       NC 27927    2                  04/06/99           00
0431311810                05                 06/01/99           0.0000
4623312                   O                  05/01/29
0

2793183       F28/G01     F                  248,200.00         ZZ
                          360                233,999.40         1
                          7.3750             1714.26            80
                          7.1250             1714.26
COOPER CITY   FL 33024    1                  03/31/99           00
0431313337                03                 05/01/99           0.0000
4653493                   O                  04/01/29
0

2793233       F28/G01     F                  495,000.00         ZZ
                          360                466,222.68         1
                          7.5000             3461.11            75
                          7.2500             3461.11
LAS VEGAS     NV 89117    1                  03/30/99           00
0431315431                03                 05/01/99           0.0000
4684835                   O                  04/01/29
0

2793247       F28/G01     F                  335,000.00         ZZ
                          360                314,372.35         1
                          7.1250             2256.96            70
                          6.8750             2256.96
PIEDMONT      CA 94610    2                  03/12/99           00
0431315985                05                 05/01/99           0.0000
4687921                   O                  04/01/29
0

2793543       E22/G01     F                  53,220.00          ZZ
                          360                50,120.62          1
                          7.2500             363.05             60
                          7.0000             363.05
NORTH MIAMI BEFL 33162    5                  04/21/99           00
0411381528                05                 06/01/99           0.0000
0411381528                O                  05/01/29
0

2793575       E22/G01     F                  249,950.00         ZZ
                          360                228,934.36         1
                          7.2500             1705.10            63
                          7.0000             1705.10
NACHES        WA 98937    1                  04/14/99           00
0411364920                05                 06/01/99           0.0000
0411364920                O                  05/01/29
0

2794079       E22/G01     F                  466,000.00         ZZ
                          360                438,702.50         1
                          7.1250             3139.53            70
                          6.8750             3139.53
BELLEVUE      WA 98005    2                  04/19/99           00
0411376122                05                 06/01/99           0.0000
0411376122                O                  05/01/29
0

2794667       E22/G01     F                  486,500.00         ZZ
                          360                458,001.82         1
                          7.1250             3277.64            54
                          6.8750             3277.64
POWAY         CA 92064    2                  04/19/99           00
0411390057                03                 06/01/99           0.0000
0411390057                O                  05/01/29
0

2794668       E22/G01     F                  164,000.00         ZZ
                          360                154,724.12         1
                          7.5000             1146.71            80
                          7.2500             1146.71
FRANKLIN SQUARNY 11010    2                  04/23/99           00
0411360241                05                 06/01/99           0.0000
0411360241                O                  05/01/29
0

2795244       076/076     F                  476,250.00         ZZ
                          360                448,409.52         1
                          7.2500             3248.86            80
                          7.0000             3248.86
DUXBURY       MA 02332    1                  04/01/99           00
17285506                  05                 05/01/99           0.0000
7285506                   O                  04/01/29
0

2796122       E22/G01     F                  157,000.00         ZZ
                          360                146,855.08         1
                          7.1250             1057.74            70
                          6.8750             1057.74
ALEXANDRIA    VA 22312    1                  04/30/99           00
0411391345                09                 06/01/99           0.0000
0411391345                O                  05/01/29
0

2796139       E22/G01     F                  134,800.00         ZZ
                          360                127,677.45         1
                          7.8750             977.39             95
                          7.6250             977.39
FUQUAY VARINA NC 27526    2                  04/26/99           14
0411337405                05                 06/01/99           30.0000
0411337405                O                  05/01/29
0

2796262       E82/G01     F                  472,000.00         ZZ
                          360                445,240.07         1
                          7.3750             3259.99            70
                          7.1250             3259.99
UNIVERSITY PARTX 95225    2                  04/26/99           00
0400198131                05                 06/01/99           0.0000
1582673                   O                  05/01/29
0

2797321       696/G01     F                  355,000.00         ZZ
                          360                326,841.56         1
                          7.1250             2391.70            90
                          6.8750             2391.70
VIENNA        VA 22182    1                  05/05/99           12
0431310424                03                 06/01/99           25.0000
23799075                  O                  05/01/29
0

2799306       E22/G01     F                  334,500.00         ZZ
                          360                301,575.86         1
                          7.5000             2338.87            69
                          7.2500             2338.87
SAN MATEO     CA 94403    5                  04/29/99           00
0411398753                05                 06/01/99           0.0000
0411398753                O                  05/01/29
0

2804674       286/286     F                  440,000.00         ZZ
                          360                414,726.89         1
                          7.1250             2964.37            80
                          6.8750             2964.37
WASHINGTON    DC 20016    1                  05/03/99           00
9509508                   05                 07/01/99           0.0000
0009509508                O                  06/01/29
0

2806954       E82/G01     F                  494,700.00         ZZ
                          360                466,891.50         1
                          7.2500             3374.73            45
                          7.0000             3374.73
CAVE CREEK    AZ 85331    2                  05/14/99           00
0400201117                05                 07/01/99           0.0000
1588579                   O                  06/01/29
0

2807256       286/286     F                  650,000.00         ZZ
                          360                614,311.89         1
                          7.5000             4544.90            50
                          7.2500             4544.90
NIWOT         CO 80503    5                  04/09/99           00
0618682                   03                 06/01/99           0.0000
0000618682                O                  05/01/29
0

2807290       286/286     F                  435,000.00         ZZ
                          360                409,019.01         1
                          7.1250             2930.68            61
                          6.8750             2930.68
LIGHTHOUSE POIFL 33064    2                  03/31/99           00
0621477                   05                 05/01/99           0.0000
0000621477                O                  04/01/29
0

2808369       E22/G01     F                  108,000.00         ZZ
                          360                101,796.50         1
                          7.1250             727.62             80
                          6.8750             727.62
ALLEN         TX 75002    1                  05/13/99           00
0411427586                05                 07/01/99           0.0000
0411427586                O                  06/01/29
0

2809247       696/G01     F                  197,560.00         ZZ
                          360                185,779.51         1
                          7.1250             1331.00            80
                          6.8750             1331.00
UPPER MARLBOROMD 20772    1                  05/07/99           00
0431331313                03                 07/01/99           0.0000
20299016                  O                  06/01/29
0

2810060       526/686     F                  415,000.00         ZZ
                          360                384,733.73         1
                          7.3750             2866.30            52
                          7.1250             2866.30
REDDING       CT 06896    2                  04/01/99           00
6103644560                05                 06/01/99           0.0000
0364456                   O                  05/01/29
0

2810281       E22/G01     F                  129,500.00         ZZ
                          360                122,681.86         1
                          7.7500             927.75             86
                          7.5000             927.75
KENNER        LA 70065    2                  05/13/99           04
0411421258                05                 07/01/99           25.0000
0411421258                O                  06/01/29
0

2810402       168/168     F                  325,800.00         ZZ
                          360                307,460.56         1
                          7.3750             2250.22            90
                          7.1250             2250.22
CLARENCE      NY 14051    2                  04/26/99           04
1846631                   05                 06/01/99           25.0000
189466316                 O                  05/01/29
0

2810428       168/168     F                  398,000.00         ZZ
                          360                375,181.20         1
                          7.2500             2715.06            67
                          7.0000             2715.06
EASTCHESTER   NY 10708    2                  04/07/99           00
2432206                   05                 06/01/99           0.0000
249322064                 O                  05/01/29
0

2810449       168/168     F                  360,000.00         ZZ
                          360                339,763.95         1
                          7.2500             2455.83            80
                          7.0000             2455.83
BROOKLYN      NY 11234    1                  05/05/99           00
2440069                   05                 07/01/99           0.0000
249400693                 O                  06/01/29
0

2810675       076/076     F                  337,500.00         ZZ
                          360                318,925.67         1
                          7.7500             2417.90            90
                          7.5000             2417.90
MANHASSET     NY 11030    1                  04/16/99           10
19278128                  05                 06/01/99           25.0000
9278128                   O                  05/01/29
0

2810691       076/076     F                  345,000.00         ZZ
                          360                325,165.06         1
                          7.1250             2324.33            75
                          6.8750             2324.33
SPRINGFIELD   MO 65802    5                  04/27/99           00
19490573                  05                 07/01/99           0.0000
9490573                   O                  06/01/29
0

2810700       076/076     F                  560,000.00         ZZ
                          360                527,866.44         1
                          7.2500             3820.19            80
                          7.0000             3820.19
SAN JOSE      CA 95124    1                  04/23/99           00
19721443                  05                 06/01/99           0.0000
9721443                   O                  05/01/29
0

2811145       E22/G01     F                  65,000.00          ZZ
                          360                61,420.70          1
                          7.3750             448.94             64
                          7.1250             448.94
VENETA        OR 97487    5                  05/11/99           00
0411387657                05                 07/01/99           0.0000
0411387657                O                  06/01/29
0

2811873       696/G01     F                  361,300.00         ZZ
                          360                339,005.79         1
                          7.6250             2557.26            80
                          7.3750             2557.26
DAVIDSONVILLE MD 21035    1                  05/25/99           00
0431336791                03                 07/01/99           0.0000
30199125                  O                  06/01/29
0

2812116       E22/G01     F                  424,000.00         ZZ
                          360                400,682.29         1
                          7.5000             2964.67            80
                          7.2500             2964.67
LIVERMORE     CA 94550    2                  05/19/99           00
0411419849                05                 07/01/99           0.0000
0411419849                O                  06/01/29
0

2813783       696/G01     F                  296,000.00         ZZ
                          360                279,717.38         1
                          7.3750             2044.40            80
                          7.1250             2044.40
BETHESDA      MD 20816    1                  05/28/99           00
0431340207                05                 07/01/99           0.0000
32699095                  O                  06/01/29
0

2814654       696/G01     F                  292,000.00         ZZ
                          360                274,269.48         1
                          7.2500             1991.95            80
                          7.0000             1991.95
LEESBURG      VA 20176    1                  05/26/99           00
0431343466                05                 07/01/99           0.0000
24599039                  O                  06/01/29
0

2823871       E22/G01     F                  65,000.00          ZZ
                          360                61,401.15          1
                          7.8750             471.30             33
                          7.6250             471.30
LOXLEY        AL 36551    5                  06/04/99           00
0411465032                05                 08/01/99           0.0000
0411465032                O                  07/01/29
0

2829996       E22/G01     F                  87,000.00          ZZ
                          240                76,058.28          1
                          7.7500             714.23             94
                          7.5000             714.23
BIRMINGHAM    AL 35214    2                  06/11/99           14
0411463193                05                 08/01/99           30.0000
0411463193                O                  07/01/19
0

2848508       976/T18     F                  399,900.00         ZZ
                          360                378,375.04         1
                          7.5000             2796.16            80
                          7.2500             2796.16
BIRMINGHAM    AL 35242    1                  05/28/99           00
0007569098                05                 07/01/99           0.0000
5616224                   O                  06/01/29
0

2937225       074/074     F                  134,925.00         ZZ
                          360                128,531.07         1
                          7.8750             978.30             75
                          7.6250             978.30
MEDFORD       NJ 08055    1                  08/05/99           00
1101272496                05                 10/01/99           0.0000
1101272496                O                  09/01/29
0

3148202       976/076     F                  290,000.00         ZZ
                          360                277,678.59         1
                          7.8750             2102.71            69
                          7.6250             2102.71
BROOKLYN      NY 11228    1                  01/07/00           00
15744324                  05                 03/01/00           0.0000
5789880                   O                  02/01/30
0

3276290       526/686     F                  209,950.00         ZZ
                          360                187,642.12         1
                          7.5000             1468.00            60
                          7.2500             1468.00
BOTHELL       WA 98021    5                  06/16/99           00
6103708241                05                 08/01/99           0.0000
0370824                   O                  07/01/29
0

3441174       526/686     F                  663,800.00         ZZ
                          360                613,896.45         1
                          7.5000             4641.39            67
                          7.2500             4641.39
LITTLETON     CO 80123    2                  11/28/97           00
6191862850                03                 01/01/98           0.0000
9186285                   O                  12/01/27
0

3458247       E22/G02     F                  86,400.00          ZZ
                          360                82,981.36          1
                          7.7500             618.98             80
                          7.5000             618.98
ASHEVILLE     NC 28804    2                  05/15/00           00
0411681539                27                 07/01/00           0.0000
0411681539                O                  06/01/30
0

3695071       623/G02     F                  50,000.00          T
                          360                38,196.62          1
                          7.7500             358.21             53
                          7.5000             358.21
SAN ANTONIO   TX 78217    1                  07/11/00           00
0432226454                05                 09/01/00           0.0000
5275401                   O                  08/01/30
0

4616015       M32/M32     F                  310,000.00         ZZ
                          360                299,937.55         1
                          7.3750             2141.10            100
                          7.1250             2141.10
POMPANO       FL 33069    1                  03/15/01           00
685068019                 05                 05/01/01           0.0000
685068019                 O                  04/01/31
0

4660321       286/286     F                  301,000.00         ZZ
                          360                290,302.44         1
                          7.3750             2078.94            95
                          7.1250             2078.94
DECATUR       GA 30030    2                  03/19/01           12
0173859                   03                 05/01/01           30.0000
173859                    O                  04/01/31
0

4664818       N74/G01     F                  64,800.00          ZZ
                          360                62,821.63          1
                          7.6250             458.65             80
                          7.3750             458.65
WINSTON SALEM NC 27107    2                  04/24/01           00
0432785327                05                 06/01/01           0.0000
0028625010                O                  05/01/31
0

4667756       286/286     F                  350,000.00         ZZ
                          360                332,014.02         1
                          7.2500             2387.62            56
                          7.0000             2387.62
ROCHESTER HILLMI 48309    1                  03/26/01           00
0275765                   05                 05/01/01           0.0000
275765                    O                  04/01/31
0

4701927       E22/G01     F                  455,900.00         ZZ
                          360                442,185.56         1
                          7.6250             3226.83            70
                          7.3750             3226.83
HORSESHOE BAY TX 78657    2                  04/20/01           00
0412593808                03                 06/01/01           0.0000
0412593808                O                  05/01/31
0

4721573       K89/G01     F                  548,000.00         ZZ
                          360                528,714.25         1
                          7.3750             3784.90            78
                          7.1250             3784.90
SOUTHWEST RANCFL 33332    1                  05/03/01           00
0432774701                03                 07/01/01           0.0000
200104115                 O                  06/01/31
0

4736792       964/G01     F                  423,750.00         ZZ
                          360                397,744.85         1
                          7.2500             2890.72            75
                          7.0000             2890.72
FREMONT       CA 94539    5                  05/04/01           00
0432809747                05                 07/01/01           0.0000
118717                    O                  06/01/31
0

4737680       E22/G01     F                  562,500.00         ZZ
                          360                538,021.26         1
                          7.3750             3885.05            75
                          7.1250             3885.05
ALAMEDA       CA 94501    1                  04/24/01           00
0412483976                05                 06/01/01           0.0000
0412483976                O                  05/01/31
0

4743760       994/X14     F                  368,900.00         ZZ
                          360                357,365.69         1
                          7.2500             2516.55            64
                          7.0000             2516.55
LOS ANGELES   CA 90064    5                  05/07/01           00
8015942041                05                 07/01/01           0.0000
1418214413                O                  06/01/31
0

4762343       163/X14     F                  423,900.00         ZZ
                          360                410,545.55         1
                          7.3750             2927.77            80
                          7.1250             2927.77
AUSTIN        TX 78730    1                  04/02/01           00
8011311118                03                 06/01/01           0.0000
005411046                 O                  05/01/31
0

4765074       025/025     F                  450,000.00         ZZ
                          360                435,964.80         1
                          7.7500             3223.86            60
                          7.5000             3223.86
MENLO PARK    CA 94025    5                  02/22/01           00
0138763404                05                 04/01/01           0.0000
0138763404                O                  03/01/31
0

4768955       E22/G01     F                  350,000.00         ZZ
                          360                327,803.87         1
                          7.2500             2387.62            75
                          7.0000             2387.62
MIAMI         FL 33139    2                  05/03/01           00
0412507188                05                 07/01/01           0.0000
0412507188                O                  06/01/31
0

4770257       601/G01     F                  347,200.00         ZZ
                          360                331,454.26         1
                          7.1250             2339.15            80
                          6.8750             2339.15
ELK RIVER     MN 55330    2                  03/22/01           00
0432793081                05                 05/01/01           0.0000
15135825                  O                  04/01/31
0

4779194       025/025     F                  565,100.00         ZZ
                          360                547,154.49         1
                          7.5000             3951.26            79
                          7.2500             3951.26
ORLANDO       FL 32821    2                  03/09/01           00
0021990007                05                 05/01/01           0.0000
0021990007                O                  04/01/31
0

4790163       E22/G01     F                  338,000.00         ZZ
                          360                326,621.90         1
                          7.1250             2277.17            75
                          6.8750             2277.17
LITTLETON     CO 80128    2                  04/27/01           00
0412488967                05                 06/01/01           0.0000
0412488967                O                  05/01/31
0

4797801       E22/G01     F                  348,000.00         ZZ
                          360                337,119.37         1
                          7.2500             2373.97            80
                          7.0000             2373.97
KELLER        TX 76248    1                  05/14/01           00
0412651812                03                 07/01/01           0.0000
0412651812                O                  06/01/31
0

4803884       405/943     F                  496,000.00         ZZ
                          360                480,010.94         1
                          7.2500             3383.60            48
                          6.7500             3383.60
REDWOOD CITY  CA 94062    2                  04/09/01           00
1713166                   05                 06/01/01           0.0000
0017131665                O                  05/01/31
0

4803885       405/943     F                  472,000.00         ZZ
                          360                456,784.92         1
                          7.2500             3219.87            71
                          6.7500             3219.87
ATLANTA       GA 30342    2                  04/25/01           00
1714293                   03                 06/01/01           0.0000
0017142936                O                  05/01/31
0

4803886       405/943     F                  591,000.00         ZZ
                          360                571,742.37         1
                          7.2500             4031.66            59
                          6.7500             4031.66
GLENDALE      CA 91207    2                  04/16/01           00
11891042                  05                 06/01/01           0.0000
0017148982                O                  05/01/31
0

4803894       405/943     F                  935,000.00         ZZ
                          360                905,543.46         1
                          7.3750             6457.82            45
                          6.7500             6457.82
LA JOLLA      CA 92037    2                  04/11/01           00
1725124                   05                 06/01/01           0.0000
0017251240                O                  05/01/31
0

4803895       405/943     F                  800,000.00         ZZ
                          360                775,370.84         1
                          7.5000             5593.72            54
                          6.7500             5593.72
CUPERTINO     CA 95014    2                  04/13/01           00
1725500                   05                 06/01/01           0.0000
0017255001                O                  05/01/31
0

4803908       405/943     F                  355,000.00         ZZ
                          360                343,815.97         1
                          7.3750             2451.90            62
                          6.7500             2451.90
DISCOVERY BAY CA 94514    5                  04/17/01           00
1728324                   03                 06/01/01           0.0000
0017283243                O                  05/01/31
0

4803911       405/943     F                  341,000.00         ZZ
                          360                328,968.64         1
                          7.3750             2355.21            65
                          6.7500             2355.21
SANTA ROSA    CA 95409    5                  04/19/01           00
1728893                   05                 06/01/01           0.0000
0017288937                O                  05/01/31
0

4803912       405/943     F                  389,000.00         ZZ
                          360                376,744.79         1
                          7.3750             2686.73            63
                          6.7500             2686.73
RESTON        VA 20190    2                  04/17/01           00
1728979                   03                 06/01/01           0.0000
0017289794                O                  05/01/31
0

4803925       405/943     F                  320,000.00         T
                          360                249,684.24         1
                          7.2500             2182.97            80
                          6.7500             2182.97
LONGBOAT KEY  FL 34228    1                  04/20/01           00
1733930                   01                 06/01/01           0.0000
0017339300                O                  05/01/31
0

4803935       405/943     F                  301,000.00         ZZ
                          360                291,516.98         1
                          7.3750             2078.94            46
                          6.7500             2078.94
TUSTIN        CA 92782    2                  04/07/01           00
1981245                   03                 06/01/01           0.0000
0019812452                O                  05/01/31
0

4803939       405/943     F                  389,600.00         ZZ
                          360                377,325.75         1
                          7.3750             2690.87            80
                          6.7500             2690.87
LAS VEGAS     NV 89107    1                  04/19/01           00
1984750                   03                 06/01/01           0.0000
0019847508                O                  05/01/31
0

4807657       286/286     F                  354,200.00         ZZ
                          360                342,782.12         1
                          7.2500             2416.27            45
                          7.0000             2416.27
LEXINGTON     TX 78947    2                  04/20/01           00
0283939                   05                 06/01/01           0.0000
283939                    O                  05/01/31
0

4816799       E87/G01     F                  334,000.00         ZZ
                          360                321,398.78         1
                          7.1250             2250.22            80
                          6.8750             2250.22
OJAI          CA 93023    1                  05/18/01           00
0432853851                05                 07/01/01           0.0000
70003515                  O                  06/01/31
0

4817867       E82/G01     F                  356,000.00         ZZ
                          360                345,034.76         1
                          7.3750             2458.80            80
                          7.1250             2458.80
BREWSTER      NY 10509    2                  05/11/01           00
0400408456                05                 07/01/01           0.0000
4817867                   O                  06/01/31
0

4821332       L20/G01     F                  432,000.00         ZZ
                          360                417,266.28         1
                          7.3750             2983.72            80
                          7.1250             2983.72
SALT LAKE CITYUT 84124    2                  05/17/01           00
0432857068                05                 07/01/01           0.0000
283112                    O                  06/01/31
0

4823435       E84/G01     F                  360,400.00         ZZ
                          360                348,702.08         1
                          7.3750             2489.19            80
                          7.1250             2489.19
PARKER        CO 80138    1                  03/21/01           00
0432806685                03                 05/01/01           0.0000
81080010                  O                  04/01/31
0

4823605       168/168     F                  440,000.00         ZZ
                          360                425,718.27         1
                          7.3750             3038.97            73
                          7.1250             3038.97
DIX HILLS     NY 11746    1                  03/14/01           00
2465901                   05                 05/01/01           0.0000
0249659018                O                  04/01/31
0

4826687       624/G01     F                  160,000.00         ZZ
                          360                155,370.61         1
                          7.5000             1118.74            60
                          7.2500             1118.74
LONG BEACH    CA 90815    1                  06/01/01           00
0432917847                09                 08/01/01           0.0000
37005810023F              O                  07/01/31
0

4832348       L60/F27     F                  366,500.00         ZZ
                          360                349,139.82         1
                          7.5000             2562.62            50
                          7.2500             2562.62
KEY WEST      FL 33040    2                  03/15/01           00
6960047395                05                 05/01/01           0.0000
6960047395                O                  04/01/31
0

4887770       623/985     F                  413,000.00         ZZ
                          360                399,686.62         1
                          7.2500             2817.39            59
                          7.0000             2817.39
ORLAND PARK   IL 60467    2                  04/17/01           00
0201946027                05                 06/01/01           0.0000
5334563                   O                  05/01/31
0

4887780       623/985     F                  360,000.00         ZZ
                          360                345,877.68         1
                          7.5000             2517.17            80
                          7.2500             2517.17
PETOSKEY      MI 49770    2                  05/04/01           00
0200894608                05                 06/01/01           0.0000
5338226                   O                  05/01/31
0

4906050       025/025     F                  340,000.00         ZZ
                          360                329,796.19         1
                          7.7500             2435.81            27
                          7.5000             2435.81
WELLESLEY     MA 02481    2                  04/06/01           00
0138644158                05                 06/01/01           0.0000
138644158                 O                  05/01/31
0

4948677       286/286     F                  450,000.00         ZZ
                          360                435,929.78         1
                          7.2500             3069.80            70
                          7.0000             3069.80
MERRITT ISLANDFL 32952    1                  05/22/01           00
0409932                   05                 07/01/01           0.0000
409932                    O                  06/01/31
0

4948923       286/286     F                  343,000.00         ZZ
                          360                333,223.99         1
                          7.7500             2457.29            73
                          7.5000             2457.29
ARLINGTON     VA 22203    2                  05/21/01           00
9854191                   05                 07/01/01           0.0000
9854191                   O                  06/01/31
0

4982841       405/943     F                  375,000.00         ZZ
                          360                351,072.95         1
                          7.1250             2526.45            78
                          6.7500             2526.45
MIAMI         FL 33140    1                  05/30/01           00
1749249                   05                 07/01/01           0.0000
0017492497                O                  06/01/31
0

5036011       L81/G01     F                  354,000.00         ZZ
                          360                343,272.80         1
                          7.2500             2414.90            67
                          7.0000             2414.90
ERIE          CO 80516    5                  06/25/01           00
0432957298                05                 08/01/01           0.0000
012815                    O                  07/01/31
0

5068881       E22/G01     F                  436,000.00         ZZ
                          360                422,787.68         1
                          7.2500             2974.29            80
                          7.0000             2974.29
HEATH         TX 75032    4                  07/03/01           00
0412777575                03                 08/01/01           0.0000
0412777575                O                  07/01/31
0

5075881       405/943     F                  362,000.00         ZZ
                          360                351,525.52         1
                          7.5000             2531.16            49
                          7.0000             2531.16
YORBA LINDA   CA 92886    2                  06/07/01           00
1729233                   05                 08/01/01           0.0000
0017292335                O                  07/01/31
0

5097282       E22/G01     F                  341,250.00         ZZ
                          360                331,235.56         1
                          7.2500             2327.93            75
                          7.0000             2327.93
SAN RAFAEL    CA 94903    2                  07/02/01           00
0412768939                05                 09/01/01           0.0000
0412768939                O                  08/01/31
0

5130648       R88/G01     F                  342,000.00         ZZ
                          360                328,065.13         1
                          7.2500             2333.05            90
                          7.0000             2333.05
MIAMI         FL 33173    1                  06/27/01           01
0432962512                05                 08/01/01           25.0000
1154928                   O                  07/01/31
0

5132844       E22/G01     F                  298,560.00         T
                          360                289,998.71         1
                          7.3750             2062.08            85
                          7.1250             2062.08
BOULDER       CO 80503    1                  07/13/01           01
0412823213                05                 09/01/01           12.0000
0412823213                O                  08/01/31
0

5141493       E22/G01     F                  337,000.00         ZZ
                          360                323,405.67         1
                          7.1250             2270.43            63
                          6.8750             2270.43
RENO          NV 89509    2                  06/28/01           00
0412544124                03                 09/01/01           0.0000
0412544124                O                  08/01/31
0

5145590       A50/G01     F                  360,000.00         ZZ
                          240                334,086.19         1
                          7.3750             2872.68            66
                          7.1250             2872.68
TUSCALOOSA    AL 35406    2                  06/13/01           00
0433161767                03                 08/01/01           0.0000
422340                    O                  07/01/21
0

5148087       696/G01     F                  538,400.00         ZZ
                          360                523,179.64         1
                          7.6250             3810.76            80
                          7.3750             3810.76
WASHINGTON    DC 20009    1                  06/27/01           00
0432959716                05                 08/01/01           0.0000
32601140                  O                  07/01/31
0

5166273       E22/G01     F                  282,000.00         ZZ
                          360                273,913.75         1
                          7.3750             1947.70            90
                          7.1250             1947.70
SMYRNA        GA 30080    2                  07/13/01           01
0412712630                03                 09/01/01           25.0000
0412712630                O                  08/01/31
0

5173654       405/943     F                  360,000.00         ZZ
                          360                349,676.97         1
                          7.3750             2486.43            72
                          6.8750             2486.43
NEW CITY      NY 10956    2                  06/29/01           00
1730020                   05                 09/01/01           0.0000
0017300203                O                  08/01/31
0

5173662       405/943     F                  375,000.00         ZZ
                          360                363,621.82         1
                          7.5000             2622.06            51
                          7.0000             2622.06
MANHATTAN BEACCA 90266    2                  06/19/01           00
1737273                   03                 08/01/01           0.0000
0017372731                O                  07/01/31
0

5173665       405/943     F                  291,000.00         ZZ
                          360                282,897.12         1
                          7.8750             2109.96            75
                          7.3750             2109.96
BRONX         NY 10465    2                  05/14/01           00
1740721                   05                 07/01/01           0.0000
0017407214                O                  06/01/31
0

5202501       E22/G01     F                  505,000.00         ZZ
                          360                490,180.30         1
                          7.2500             3444.99            60
                          7.0000             3444.99
LOS GATOS     CA 95032    2                  07/19/01           00
0412823254                03                 09/01/01           0.0000
0412823254                O                  08/01/31
0

5205890       286/286     F                  650,000.00         ZZ
                          360                630,302.01         1
                          7.2500             4434.15            77
                          7.0000             4434.15
SCOTTSDALE    AZ 85258    1                  06/12/01           00
0313179                   05                 08/01/01           0.0000
313179                    O                  07/01/31
0

5206012       286/286     F                  430,000.00         ZZ
                          360                417,844.13         1
                          7.6250             3043.51            77
                          7.3750             3043.51
SAN RAMON     CA 94583    1                  06/05/01           00
9857547                   05                 08/01/01           0.0000
9857547                   O                  07/01/31
0

5206046       286/286     F                  498,000.00         ZZ
                          360                479,332.59         1
                          7.3750             3439.56            79
                          7.1250             3439.56
CROWNSVILLE   MD 21032    2                  06/05/01           00
9944661                   03                 08/01/01           0.0000
9944661                   O                  07/01/31
0

5206056       286/286     F                  348,000.00         ZZ
                          360                337,453.47         1
                          7.2500             2373.97            80
                          7.0000             2373.97
BAKERSFIELD   CA 93311    1                  06/07/01           00
9853110                   05                 08/01/01           0.0000
9853110                   O                  07/01/31
0

5206186       286/286     F                  420,000.00         ZZ
                          360                407,479.01         1
                          7.3750             2900.84            68
                          7.1250             2900.84
FAIRFAX       CA 94930    5                  06/08/01           00
9856016                   05                 08/01/01           0.0000
9856016                   O                  07/01/31
0

5209320       405/943     F                  372,000.00         ZZ
                          360                353,101.00         1
                          7.2500             2537.70            80
                          6.7500             2537.70
HOUSTON       TX 77006    1                  06/11/01           00
1224554                   05                 08/01/01           0.0000
0012245544                O                  07/01/31
0

5212083       225/G01     F                  450,000.00         ZZ
                          360                435,395.39         1
                          7.1250             3031.73            79
                          6.8750             3031.73
TERRELL       NC 28682    1                  06/01/01           00
0433029386                05                 07/01/01           0.0000
6535789                   O                  06/01/31
0

5228791       E22/G01     F                  120,000.00         ZZ
                          360                116,591.17         1
                          7.5000             839.06             80
                          7.2500             839.06
OSCEOLA       IN 46561    1                  07/30/01           00
0412793895                05                 09/01/01           0.0000
0412793895                O                  08/01/31
0

5267090       286/286     F                  95,600.00          ZZ
                          360                92,710.59          1
                          7.5000             668.45             80
                          7.2500             668.45
SAVANNAH      GA 31406    1                  06/29/01           00
0443242                   05                 08/01/01           0.0000
443242                    O                  07/01/31
0

5271442       E86/G01     F                  334,360.00         ZZ
                          360                319,707.04         1
                          7.6250             2366.58            90
                          7.3750             2366.58
LAKE GROVE    NY 11755    1                  07/16/01           14
0433036076                05                 09/01/01           25.0000
0000091630                O                  08/01/31
0

5272923       E86/G01     F                  628,000.00         ZZ
                          360                610,403.20         1
                          7.5000             4391.07            74
                          7.2500             4391.07
NEW ROCHELLE  NY 10804    2                  06/29/01           00
0433035805                05                 09/01/01           0.0000
1                         O                  08/01/31
0

5302176       E86/G01     F                  385,000.00         ZZ
                          360                373,438.41         1
                          7.1250             2593.82            84
                          6.8750             2593.82
ROCKVILLE CENTNY 11570    1                  07/05/01           14
0433024585                05                 09/01/01           12.0000
109922                    O                  08/01/31
0

5312404       964/G01     F                  415,200.00         ZZ
                          360                399,355.69         1
                          7.3750             2867.68            70
                          7.1250             2867.68
VALLEYFORD    WA 99036    2                  08/16/01           00
0433172442                05                 10/01/01           0.0000
138373                    O                  09/01/31
0

5347513       N47/G01     F                  490,000.00         ZZ
                          360                475,761.85         1
                          7.1250             3301.22            65
                          6.8750             3301.22
SAN DIEGO     CA 92014    5                  08/29/01           00
0433186996                05                 10/01/01           0.0000
30111606                  O                  09/01/31
0

5391543       757/G01     F                  355,450.00         ZZ
                          360                345,357.10         1
                          7.2500             2424.80            80
                          7.0000             2424.80
KENNESAW      GA 30152    1                  08/28/01           00
0433184066                05                 10/01/01           0.0000
1FRAZIERAX                O                  09/01/31
0

5411384       227/G01     F                  375,920.00         ZZ
                          360                365,254.45         1
                          7.3750             2596.39            80
                          7.1250             2596.39
ASHBURN       VA 20147    1                  08/10/01           00
0433127297                03                 10/01/01           0.0000
1958746                   O                  09/01/31
0

5468553       L60/F27     F                  352,000.00         ZZ
                          360                341,814.86         1
                          7.5000             2461.24            80
                          7.2500             2461.24
RALEIGH       NC 27603    1                  06/28/01           00
6990389967                03                 08/01/01           0.0000
6990389967                O                  07/01/31
0

5473251       076/076     F                  327,500.00         ZZ
                          360                314,859.29         1
                          7.5000             2289.93            54
                          7.2500             2289.93
BERLIN        MD 21811    2                  07/16/01           00
15388045                  03                 09/01/01           0.0000
5388045                   O                  08/01/31
0

5477161       J37/286     F                  480,000.00         ZZ
                          360                464,991.92         1
                          7.2500             3274.45            64
                          7.0000             3274.45
CHEVY CHASE   MD 20815    1                  05/14/01           00
0291690                   05                 07/01/01           0.0000
5391783                   O                  06/01/31
0

5488135       J37/286     F                  650,000.00         ZZ
                          360                628,562.26         1
                          7.1250             4379.17            78
                          6.8750             4379.17
LAKE OSWEGO   OR 97034    1                  04/24/01           00
9842381                   05                 06/01/01           0.0000
5391276                   O                  05/01/31
0

5495389       J37/286     F                  600,000.00         ZZ
                          360                579,780.35         1
                          7.3750             4144.05            49
                          7.1250             4144.05
PARK CITY     UT 84098    5                  04/26/01           00
9839944                   03                 06/01/01           0.0000
5391245                   O                  05/01/31
0

5496112       J37/286     F                  343,200.00         ZZ
                          360                332,007.20         1
                          7.2500             2341.23            80
                          7.0000             2341.23
DALLAS        TX 75214    1                  04/27/01           00
0373568                   05                 06/01/01           0.0000
5391317                   O                  05/01/31
0

5498327       J37/286     F                  438,400.00         ZZ
                          360                424,688.31         1
                          7.2500             2990.67            42
                          7.0000             2990.67
HUNTING VALLEYOH 44022    2                  05/02/01           00
0310367                   05                 07/01/01           0.0000
5391360                   O                  06/01/31
0

5516948       E22/G01     F                  389,000.00         ZZ
                          360                377,954.49         1
                          7.2500             2653.67            64
                          7.0000             2653.67
SAN JOSE      CA 95123    2                  08/29/01           00
0412885881                05                 10/01/01           0.0000
0412885881                O                  09/01/31
0

5529694       964/G01     F                  399,900.00         ZZ
                          360                388,605.40         1
                          7.2500             2728.02            58
                          7.0000             2728.02
TEMPLETON     CA 93465    5                  09/27/01           00
0433235330                05                 11/01/01           0.0000
146579                    O                  10/01/31
0

5555890       664/G01     F                  646,000.00         ZZ
                          360                609,350.09         1
                          7.2500             4406.86            65
                          7.0000             4406.86
BRASELTON     GA 30517    1                  07/30/01           00
0433146727                03                 09/01/01           0.0000
8261778                   O                  08/01/31
0

5562292       B57/G01     F                  396,000.00         ZZ
                          360                384,977.08         1
                          7.2500             2701.42            80
                          7.0000             2701.42
OAKDALE       CA 95361    1                  09/17/01           00
0433234390                05                 11/01/01           0.0000
2116885                   O                  10/01/31
0

5570423       R88/G01     F                  362,000.00         ZZ
                          360                349,374.42         1
                          7.3750             2500.24            73
                          7.1250             2500.24
LAGUNA NIGUEL CA 92677    2                  08/03/01           00
0433186962                05                 10/01/01           0.0000
1222819                   O                  09/01/31
0

5581842       405/943     F                  400,000.00         ZZ
                          360                387,490.28         1
                          7.1250             2694.88            80
                          6.7500             2694.88
IRVINE        CA 92602    2                  08/16/01           00
1760144                   03                 10/01/01           0.0000
0017601444                O                  09/01/31
0

5581847       405/943     F                  625,000.00         ZZ
                          360                606,965.07         1
                          7.2500             4263.60            49
                          6.7500             4263.60
LOS ANGELES   CA 90210    2                  08/13/01           00
1761786                   05                 10/01/01           0.0000
0017617861                O                  09/01/31
0

5581855       405/943     F                  650,000.00         ZZ
                          360                631,543.55         1
                          7.2500             4434.15            76
                          6.7500             4434.15
SAN JOSE      CA 95125    1                  08/08/01           00
1764393                   05                 10/01/01           0.0000
0017643933                O                  09/01/31
0

5581864       405/943     F                  396,500.00         ZZ
                          360                385,241.61         1
                          7.2500             2704.83            58
                          6.7500             2704.83
DANVILLE      CA 94506    2                  08/06/01           00
1765952                   03                 10/01/01           0.0000
0017659525                O                  09/01/31
0

5581866       405/943     F                  392,000.00         ZZ
                          360                368,019.76         1
                          7.1250             2640.98            80
                          6.7500             2640.98
IRVINE        CA 92612    2                  08/10/01           00
1765985                   01                 10/01/01           0.0000
0017659855                O                  09/01/31
0

5581892       405/943     F                  580,000.00         ZZ
                          360                563,146.57         1
                          7.1250             3907.57            54
                          6.7500             3907.57
LOS ANGELES   CA 90272    2                  08/13/01           00
1769365                   05                 10/01/01           0.0000
0017693656                O                  09/01/31
0

5581893       405/943     F                  375,000.00         ZZ
                          360                362,136.62         1
                          7.1250             2526.45            72
                          6.7500             2526.45
SUNLAND       CA 91040    1                  08/16/01           00
1769474                   05                 10/01/01           0.0000
0017694746                O                  09/01/31
0

5581901       405/943     F                  405,000.00         ZZ
                          360                393,231.33         1
                          7.1250             2728.57            47
                          6.7500             2728.57
LAGUNA BEACH  CA 92651    2                  08/04/01           00
1988704                   05                 10/01/01           0.0000
0019887041                O                  09/01/31
0

5581902       405/943     F                  307,000.00         ZZ
                          360                298,079.19         1
                          7.1250             2068.32            67
                          6.7500             2068.32
HAYWARD       CA 94544    5                  08/08/01           00
1989584                   05                 10/01/01           0.0000
0019895846                O                  09/01/31
0

5581949       405/943     F                  338,700.00         ZZ
                          360                328,528.52         1
                          7.5000             2368.24            72
                          7.0000             2368.24
AUSTIN        TX 78738    2                  07/20/01           00
1231131                   03                 09/01/01           0.0000
0012311312                O                  08/01/31
0

5582092       405/943     F                  320,000.00         ZZ
                          360                310,701.57         1
                          7.1250             2155.90            80
                          6.7500             2155.90
SOUTH SAN FRANCA 94080    1                  08/02/01           00
1763544                   05                 10/01/01           0.0000
0017635442                O                  09/01/31
0

5582099       405/943     F                  544,000.00         ZZ
                          360                485,323.66         1
                          7.2500             3711.04            80
                          6.7500             3711.04
FULLERTON     CA 92835    2                  08/08/01           00
1764780                   05                 10/01/01           0.0000
0017647801                O                  09/01/31
0

5582101       405/943     F                  358,400.00         ZZ
                          360                347,985.68         1
                          7.1250             2414.61            80
                          6.7500             2414.61
SAN FRANCISCO CA 94122    1                  08/02/01           00
1765290                   05                 10/01/01           0.0000
0017652900                O                  09/01/31
0

5582122       405/943     F                  326,625.00         ZZ
                          360                317,133.85         1
                          7.1250             2200.54            75
                          6.7500             2200.54
SANTA MONICA  CA 90402    1                  08/14/01           00
1991877                   05                 10/01/01           0.0000
0019918770                O                  09/01/31
0

5582209       994/X14     F                  412,000.00         ZZ
                          360                400,832.20         1
                          7.5000             2880.77            80
                          7.2500             2880.77
MAHWAH        NJ 07430    1                  08/15/01           00
8022148434                05                 10/01/01           0.0000
1000291213                O                  09/01/31
0

5600792       994/X14     F                  464,000.00         ZZ
                          360                451,713.01         1
                          7.6250             3284.17            58
                          7.3750             3284.17
GAINESVILLE   FL 32615    2                  08/15/01           00
8020438530                05                 10/01/01           0.0000
403364914                 O                  09/01/31
0

5605222       025/025     F                  357,000.00         ZZ
                          360                346,427.97         1
                          7.3750             2465.72            70
                          7.1250             2465.72
INDIAN HEAD   MD 20640    2                  06/26/01           00
0130298110                05                 08/01/01           0.0000
0130298110                O                  07/01/31
0

5606406       964/G01     F                  356,000.00         ZZ
                          360                346,452.91         1
                          7.3750             2458.80            71
                          7.1250             2458.80
ORANGEVALE    CA 95662    5                  09/22/01           00
0433228723                03                 11/01/01           0.0000
146852                    O                  10/01/31
0

5606887       025/025     F                  424,000.00         ZZ
                          360                412,475.77         1
                          7.5000             2964.67            80
                          7.2500             2964.67
MUKILTED      WA 98275    1                  08/01/01           00
0139530901                03                 10/01/01           0.0000
0139530901                O                  09/01/31
0

5610131       025/025     F                  488,000.00         ZZ
                          360                474,006.64         1
                          7.3750             3370.49            80
                          7.1250             3370.49
APISON        TN 37302    2                  07/31/01           00
0139159974                05                 09/01/01           0.0000
0139159974                O                  08/01/31
0

5614818       E22/G01     F                  198,400.00         ZZ
                          360                193,014.63         1
                          7.5000             1387.24            75
                          7.2500             1387.24
LACEY TOWNSHIPNJ 08731    1                  09/20/01           00
0412916033                05                 11/01/01           0.0000
0412916033                O                  10/01/31
0

5614896       E22/G01     F                  366,200.00         ZZ
                          360                350,226.23         1
                          7.2500             2498.13            74
                          7.0000             2498.13
SAN ANTONIO   TX 78216    2                  09/17/01           00
0412983553                03                 11/01/01           0.0000
0412983553                O                  10/01/31
0

5616800       025/025     F                  356,000.00         ZZ
                          360                342,464.64         1
                          7.3750             2458.80            75
                          7.1250             2458.80
FRANKLIN      TN 37064    2                  07/24/01           00
0021744644                09                 09/01/01           0.0000
0021744644                O                  08/01/31
0

5619462       025/025     F                  500,000.00         ZZ
                          360                484,037.98         1
                          7.2500             3410.89            56
                          7.0000             3410.89
ST LOUIS      MO 63129    2                  06/06/01           00
0139151195                03                 08/01/01           0.0000
0139151195                O                  07/01/31
0

5626178       E22/G01     F                  101,800.00         ZZ
                          360                96,936.20          1
                          7.2500             694.46             87
                          7.0000             694.46
SCHOOLCRAFT   MI 49087    1                  09/24/01           04
0413020744                05                 11/01/01           25.0000
0413020744                O                  10/01/31
0

5648254       286/286     F                  385,583.00         ZZ
                          360                374,955.83         1
                          7.5000             2696.06            82
                          7.2500             2696.06
SOUTH BEND    IN 46614    2                  08/27/01           12
0508415                   05                 10/01/01           12.0000
508415                    O                  09/01/31
0

5648601       461/G01     F                  385,000.00         ZZ
                          360                374,235.03         1
                          7.6250             2725.01            55
                          7.3750             2725.01
TORRANCE      CA 90505    2                  09/07/01           00
0433230687                05                 11/01/01           0.0000
9030813588                O                  10/01/31
0

5659955       286/286     F                  345,000.00         ZZ
                          360                335,648.16         1
                          7.5000             2412.30            63
                          7.2500             2412.30
COHASSET      MA 02025    5                  08/09/01           00
0498888                   05                 10/01/01           0.0000
498888                    O                  09/01/31
0

5660168       286/286     F                  337,600.00         ZZ
                          360                310,314.73         1
                          7.2500             2303.03            80
                          7.0000             2303.03
STONEHAM      MA 02180    5                  08/10/01           00
9940129                   05                 10/01/01           0.0000
9940129                   O                  09/01/31
0

5725087       994/X14     F                  311,900.00         ZZ
                          360                303,832.21         1
                          7.7500             2234.49            80
                          7.5000             2234.49
MANALAPAN     NJ 07726    1                  08/13/01           00
8019917643                05                 10/01/01           0.0000
042901                    O                  09/01/31
0

5736748       994/X14     F                  642,500.00         ZZ
                          360                622,341.25         1
                          7.2500             4382.98            80
                          7.0000             4382.98
LAS VEGAS     NV 89117    1                  08/22/01           00
8016174834                03                 10/01/01           0.0000
218588394                 O                  09/01/31
0

Total Number of Loans     567

Total Original Balance    184,913,421.69

Total Principal Balance   168,946,329.72

Total Original P+I        1,279,795.39

Total Current P+I         1,279,795.39

Fixed Rate Passthru
Loan Number                             Sub Serv Fee
Principal Bal                           Mstr Serv Fee
Curr Note Rate                          Alloc Exp
Net Curr                                Misc Exp
Investor Rate                           Spread
Post Strip Rate                         Strip
1334043                                 0.2500
191396.07                               0.0500
7.9500                                  0.0000
7.7000                                  0.0000
7.6500
7.0000                                  0.6500

1334493                                 0.3750
127879.55                               0.0500
7.5000                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1340717                                 0.3750
320471.65                               0.0500
7.2500                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1342096                                 0.3750
508618.26                               0.0500
7.5000                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1342879                                 0.2500
194738.24                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1345393                                 0.3750
394369.25                               0.0500
7.2500                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1346437                                 0.2500
98302.29                                0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1348606                                 0.2500
359344.35                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1350528                                 0.3750
190904.33                               0.0500
7.1250                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

1350936                                 0.2500
453583.27                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1351321                                 0.2500
351932.38                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1352944                                 0.2500
437366.98                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1353027                                 0.2500
215008.40                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1353395                                 0.3750
339526.04                               0.0500
7.3750                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1354460                                 0.2500
100354.32                               0.0500
7.2750                                  0.0000
7.0250                                  0.0000
6.9750
6.9750                                  0.0000

1354690                                 0.2500
296966.15                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1354860                                 0.3750
347362.40                               0.0500
7.6250                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1355721                                 0.3750
189020.48                               0.0500
7.2500                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1356987                                 0.2500
305652.05                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1362657                                 0.3750
302480.87                               0.0500
7.8750                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1363500                                 0.2500
390000.49                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1364343                                 0.2500
664970.01                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1364821                                 0.3750
382193.96                               0.0500
7.6250                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1365068                                 0.2500
289501.62                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1365510                                 0.3750
370793.79                               0.0500
7.2500                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1365522                                 0.2500
481507.52                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1365971                                 0.2500
286525.11                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1366510                                 0.1250
150506.52                               0.0500
7.1250                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1366547                                 0.1250
59375.50                                0.0500
7.1250                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1366756                                 0.2500
107580.77                               0.0500
7.3000                                  0.0000
7.0500                                  0.0000
7.0000
7.0000                                  0.0000

1366782                                 0.2500
308272.50                               0.0500
7.2000                                  0.0000
6.9500                                  0.0000
6.9000
6.9000                                  0.0000

1366912                                 0.2500
282948.06                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1368270                                 1.2500
341654.64                               0.0500
7.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1368513                                 0.2500
313655.07                               0.0500
7.5500                                  0.0000
7.3000                                  0.0000
7.2500
7.0000                                  0.2500

1369229                                 0.2500
23396.07                                0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1370041                                 0.2500
213420.09                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1370088                                 0.2500
370661.60                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1370094                                 0.2500
285955.26                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1370114                                 0.2500
353411.25                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1370147                                 0.2500
177030.92                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1371047                                 0.2500
228425.44                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1371070                                 0.2500
350590.83                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1371375                                 0.2500
344648.01                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1371581                                 0.2500
34454.83                                0.0500
7.4000                                  0.0000
7.1500                                  0.0000
7.1000
7.0000                                  0.1000

1371680                                 0.2500
93168.14                                0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1371900                                 0.2500
174032.32                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1372376                                 0.2500
311633.73                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1372610                                 0.2500
298338.11                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1375067                                 0.3750
221604.97                               0.0500
7.3750                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1376493                                 0.1250
196568.61                               0.0500
7.3750                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1376496                                 0.1250
258960.84                               0.0500
7.5000                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1376656                                 0.1250
240888.21                               0.0500
7.5000                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1377276                                 0.2500
308020.95                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1377625                                 0.2500
106642.98                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1379276                                 0.2500
315522.73                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1379348                                 0.2500
223177.95                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1379495                                 0.1250
293735.55                               0.0500
7.2500                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1379547                                 0.2500
216602.39                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1379575                                 0.2500
318267.77                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1379776                                 0.3750
212580.44                               0.0500
7.8750                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1379859                                 0.1250
210147.95                               0.0500
7.5000                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1379952                                 0.2500
211040.57                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1380162                                 0.1250
88658.58                                0.0500
7.5000                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1380565                                 0.2500
411927.92                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1380676                                 0.2500
19605.58                                0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1380902                                 0.1250
173925.51                               0.0500
7.1250                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1380903                                 0.1250
224838.57                               0.0500
7.2500                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1381066                                 0.2500
306136.90                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1381244                                 0.2500
355255.81                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1381654                                 0.2500
510949.35                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1381689                                 0.2500
65990.42                                0.0500
7.9000                                  0.0000
7.6500                                  0.0000
7.6000
7.0000                                  0.6000

1665785                                 0.2500
223224.42                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.0000                                  0.5750

1670368                                 0.2500
607513.35                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.0000                                  0.5750

1701338                                 0.2500
61241.42                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.0000                                  0.5750

1711437                                 0.2500
104496.61                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1716550                                 0.2500
69792.96                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.0000                                  0.5750

1717556                                 0.2500
51794.69                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1717578                                 0.2500
125649.24                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1717588                                 0.2500
243895.04                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1720392                                 0.2500
72439.08                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1724293                                 0.2500
188337.19                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.0000                                  0.5750

1728113                                 0.2500
113988.74                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.0000                                  0.5750

1729410                                 0.2500
384385.59                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1730109                                 0.2500
107641.00                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.0000                                  0.5750

1734879                                 0.2500
79662.13                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.0000                                  0.5750

1735525                                 0.2500
37690.77                                0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1735937                                 0.2500
64372.21                                0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1736104                                 0.2500
81552.09                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1737342                                 0.2500
329407.18                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.0000                                  0.5750

1738229                                 0.2500
98294.90                                0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1739913                                 0.2500
201399.23                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1742002                                 0.2500
256495.36                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.0000                                  0.5750

1745048                                 0.2500
41965.98                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.0000                                  0.5750

1746030                                 0.2500
228281.63                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1747576                                 0.2500
92747.76                                0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1748550                                 0.2500
81489.88                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.0000                                  0.5750

1748743                                 0.2500
87413.33                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.0000                                  0.5750

1748860                                 0.2500
34243.77                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.0000                                  0.5750

1748927                                 0.2500
87134.78                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1750149                                 0.2500
359091.20                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1750467                                 0.2500
296839.29                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1752466                                 0.2500
80858.55                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.0000                                  0.5750

1753493                                 0.2500
487422.52                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1756156                                 0.2500
225034.43                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1756541                                 0.2500
113056.30                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1757474                                 0.2500
69149.72                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.0000                                  0.5750

1757549                                 0.2500
67360.21                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1757571                                 0.2500
340521.46                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1757951                                 0.2500
321249.77                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.0000                                  0.5750

1758412                                 0.2500
131727.05                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1758806                                 0.2500
184598.86                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.0000                                  0.5750

1759362                                 0.2500
65137.51                                0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1760706                                 0.2500
133776.38                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1761539                                 0.2500
209956.28                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1762708                                 0.2500
75556.85                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1762710                                 0.2500
45771.32                                0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1762777                                 0.2500
474192.58                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1763222                                 0.2500
257445.85                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1763796                                 0.2500
109783.48                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1764056                                 0.2500
32134.45                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.0000                                  0.5750

1764062                                 0.2500
30676.11                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.0000                                  0.5750

1764924                                 0.2500
248142.14                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1766312                                 0.2500
114267.81                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1766370                                 0.2500
333775.08                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.0000                                  0.5750

1767027                                 0.2500
130208.95                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1767411                                 0.2500
220679.16                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1767472                                 0.2500
179366.86                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1767609                                 0.2500
471756.38                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1767954                                 0.2500
168569.21                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1767955                                 0.2500
79657.14                                0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1768012                                 0.2500
230439.70                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1768512                                 0.2500
468183.90                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1769085                                 0.2500
45586.98                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.0000                                  0.5750

1769455                                 0.2500
303152.43                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1769470                                 0.2500
252947.47                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1769612                                 0.2500
409013.10                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1769995                                 0.2500
36951.41                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.0000                                  0.5750

1769996                                 0.2500
69688.85                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1770023                                 0.2500
320971.68                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1770269                                 0.2500
87644.65                                0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1770594                                 0.2500
97083.36                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.0000                                  0.5750

1770831                                 0.2500
105216.46                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.0000                                  0.5750

1770906                                 0.2500
174266.94                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.0000                                  0.5750

1771512                                 0.2500
638765.10                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1772591                                 0.2500
389622.90                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1772760                                 0.2500
159319.92                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1773291                                 0.2500
59418.05                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.0000                                  0.5750

1773507                                 0.2500
351022.12                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1773788                                 0.2500
44002.96                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1774421                                 0.2500
221708.04                               0.0500
7.4000                                  0.0000
7.1500                                  0.0000
7.1000
7.0000                                  0.1000

1774449                                 0.2500
420853.32                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1776242                                 0.2500
246338.20                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1779619                                 0.2500
298170.85                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1780267                                 0.2500
346431.53                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1782022                                 0.2500
58142.29                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1782136                                 0.2500
78802.34                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1782137                                 0.2500
79712.59                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1782306                                 0.2500
56266.86                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1784799                                 0.2500
243708.91                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1814480                                 0.2500
524366.27                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1816559                                 0.2500
318456.86                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1816643                                 0.2500
108903.81                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1816851                                 0.2500
126574.57                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1824195                                 0.2500
468720.63                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1825533                                 0.2500
233992.51                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1826233                                 0.2500
418434.85                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1826254                                 0.2500
158107.03                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1827423                                 0.2500
225267.66                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1831314                                 0.2500
357029.22                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1833564                                 0.2500
323641.55                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1835453                                 0.2500
137726.47                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1836839                                 0.2500
125870.23                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1837355                                 0.2500
417956.56                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1838581                                 0.2500
219288.68                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1839010                                 0.2500
332658.31                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1839352                                 0.2500
374995.91                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1839389                                 0.2500
73577.30                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1841502                                 0.2500
171654.87                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1841650                                 0.2500
360285.37                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1841875                                 0.2500
391670.02                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1842093                                 0.2500
396744.19                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1842249                                 0.2500
511602.52                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1843180                                 0.2500
359795.19                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1844303                                 0.2500
42194.62                                0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1844483                                 0.2500
375723.60                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1844811                                 0.2500
348064.37                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1845480                                 0.2500
938430.12                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1845496                                 0.2500
319787.17                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1845900                                 0.2500
273231.35                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1846048                                 0.2500
268566.73                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1846714                                 0.2500
372372.32                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1847287                                 0.2500
337614.47                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1847581                                 0.2500
679301.06                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1848183                                 0.2500
596690.19                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.0000                                  0.5750

1848982                                 0.2500
344306.98                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1850723                                 0.2500
354089.13                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1852319                                 0.2500
46944.89                                0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1853015                                 0.2500
301913.80                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1853075                                 0.2500
430923.44                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1853325                                 0.2500
102938.62                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1853402                                 0.2500
426105.31                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1853769                                 0.2500
374569.84                               0.0500
7.2000                                  0.0000
6.9500                                  0.0000
6.9000
6.9000                                  0.0000

1854027                                 0.2500
467855.93                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1854666                                 0.2500
318299.54                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1855860                                 0.2500
61735.84                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1856436                                 0.2500
537022.38                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1857863                                 0.2500
564436.23                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1858290                                 0.2500
355391.40                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1858961                                 0.2500
370926.89                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1859207                                 0.2500
591015.18                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1860103                                 0.2500
58979.63                                0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1860350                                 0.2500
282372.68                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1860619                                 0.2500
263399.91                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1860747                                 0.2500
257983.97                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1860938                                 0.2500
52595.00                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1861017                                 0.2500
242118.09                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1861026                                 0.2500
329727.32                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1861452                                 0.2500
321844.33                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1861601                                 0.2500
360740.01                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1862223                                 0.2500
349945.33                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1862396                                 0.2500
525347.69                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1864461                                 0.2500
308838.19                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1864476                                 0.2500
271009.28                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1864509                                 0.2500
345180.88                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1864687                                 0.2500
275827.83                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1864852                                 0.2500
259888.47                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1865820                                 0.2500
568502.16                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1867329                                 0.2500
421894.18                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1867542                                 0.2500
171540.64                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1867545                                 0.2500
408658.79                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1867547                                 0.2500
265179.46                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1868643                                 0.2500
374304.01                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1868667                                 0.2500
247372.29                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1870119                                 0.2500
81856.94                                0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1870195                                 0.2500
367531.01                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1870208                                 0.2500
289294.79                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1870356                                 0.2500
274969.01                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1871507                                 0.2500
221352.00                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1871592                                 0.2500
434819.69                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1871635                                 0.2500
282694.36                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1871979                                 0.2500
369798.48                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1872313                                 0.2500
101434.33                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1872403                                 0.2500
290776.84                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1872781                                 0.2500
81938.03                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1874026                                 0.2500
258901.20                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1874048                                 0.2500
231412.48                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1874082                                 0.2500
284361.73                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1874774                                 0.2500
608048.16                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1874776                                 0.2500
347035.03                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1875004                                 0.2500
128571.41                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1875230                                 0.2500
431664.77                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1875245                                 0.2500
343660.81                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1875537                                 0.2500
312264.41                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1876234                                 0.2500
352224.91                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1876497                                 0.2500
217600.99                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1876733                                 0.2500
398249.49                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1877262                                 0.2500
452590.17                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1877344                                 0.2500
406465.62                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1877385                                 0.2500
73817.09                                0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1877982                                 0.2500
309973.99                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1878222                                 0.2500
611360.60                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1878324                                 0.2500
317179.27                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1878340                                 0.2500
608883.38                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1878569                                 0.2500
152557.61                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1878683                                 0.2500
939119.80                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1879401                                 0.2500
416871.73                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1880058                                 0.2500
51512.09                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.0000                                  0.5750

1880273                                 0.2500
229396.24                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1880342                                 0.2500
237569.17                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1880392                                 0.2500
300183.46                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1880908                                 0.2500
446468.48                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1881009                                 0.2500
332203.63                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1881086                                 0.2500
347451.97                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1881156                                 0.2500
281643.73                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1881870                                 0.2500
67741.13                                0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1882480                                 0.2500
371615.15                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1882583                                 0.2500
446775.62                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1883147                                 0.2500
551263.29                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1883249                                 0.2500
490786.32                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1883271                                 0.2500
54703.63                                0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1883287                                 0.2500
110537.57                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1883455                                 0.2500
116297.07                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1883736                                 0.2500
434981.56                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1883903                                 0.2500
327673.26                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1884319                                 0.2500
946331.26                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1884360                                 0.2500
359121.47                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.0000                                  0.5750

1884427                                 0.2500
281141.35                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.0000                                  0.5750

1884438                                 0.2500
270555.01                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1885304                                 0.2500
336699.86                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1885305                                 0.2500
450471.07                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1885669                                 0.2500
422830.01                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1886612                                 0.2500
337863.38                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1888022                                 0.2500
550901.27                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1888244                                 0.2500
392442.68                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1889316                                 0.2500
96978.58                                0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1889747                                 0.2500
487433.76                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1890379                                 0.2500
106280.59                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1890522                                 0.2500
263744.68                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1891066                                 0.2500
268793.15                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1892097                                 0.2500
198788.41                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1892795                                 0.2500
97071.25                                0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1892987                                 0.2500
382406.74                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1893103                                 0.2500
341416.70                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1893167                                 0.2500
352563.48                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1893448                                 0.2500
142950.22                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1895080                                 0.2500
101587.46                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1895119                                 0.2500
406913.57                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1895122                                 0.2500
459617.06                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1895581                                 0.2500
138521.63                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1895790                                 0.2500
281031.91                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1896205                                 0.2500
81617.94                                0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1897081                                 0.2500
257617.89                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1897110                                 0.2500
357303.11                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1897288                                 0.2500
388021.38                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1897711                                 0.2500
300351.86                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1898140                                 0.2500
411604.69                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1899915                                 0.2500
51704.49                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1900088                                 0.2500
282682.16                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1900651                                 0.2500
323123.28                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1901284                                 0.2500
402437.13                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1901312                                 0.2500
723843.23                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1901313                                 0.2500
357322.88                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1902729                                 0.2500
76315.41                                0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1902807                                 0.2500
306986.08                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1903410                                 0.2500
440585.70                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1904415                                 0.2500
692422.00                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1904523                                 0.2500
347364.60                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1904703                                 0.2500
317147.84                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1905009                                 0.2500
233728.26                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1905104                                 0.2500
560557.16                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1905669                                 0.2500
82842.81                                0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1905884                                 0.2500
414277.96                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1905923                                 0.2500
87572.07                                0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1905966                                 0.2500
69062.14                                0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1906167                                 0.2500
352678.28                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1906611                                 0.2500
271381.88                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1906773                                 0.2500
230886.64                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1906807                                 0.2500
343030.97                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1907041                                 0.2500
191303.69                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1907139                                 0.2500
334437.46                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1907311                                 0.2500
517990.05                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1907730                                 0.2500
352091.59                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1907751                                 0.2500
69287.52                                0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1908240                                 0.2500
279265.40                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1908631                                 0.2500
395396.99                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1908740                                 0.2500
350867.19                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1908966                                 0.2500
259385.08                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1909250                                 0.2500
331708.33                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1912202                                 0.2500
103682.89                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1913100                                 0.2500
429117.03                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1913638                                 0.2500
456912.59                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1914493                                 0.2500
362876.21                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1918547                                 0.2500
314964.54                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1921364                                 0.2500
89187.72                                0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1971697                                 0.2500
361967.20                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1973995                                 0.2500
66946.95                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.0000                                  0.5750

1986145                                 0.2500
86921.01                                0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

2645755                                 0.2500
54197.75                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

2645811                                 0.2500
60956.66                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.0000                                  0.5750

2645828                                 0.2500
78375.04                                0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

2646053                                 0.2500
466435.01                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

2656646                                 0.2500
78091.68                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.0000                                  0.5750

2656786                                 0.2500
69706.06                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.0000                                  0.5750

2660137                                 0.2500
164375.25                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

2693682                                 0.2500
332483.76                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

2720957                                 0.2500
330366.86                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

2731191                                 0.2500
504594.31                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

2731588                                 0.2500
411775.25                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

2734572                                 0.2500
95497.52                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.0000                                  0.5750

2734637                                 0.2500
337529.94                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

2734904                                 0.2500
403697.33                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

2734920                                 0.2500
278341.71                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

2734934                                 0.2500
367405.58                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

2734993                                 0.2500
289344.04                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

2735068                                 0.2500
114175.41                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

2735088                                 0.2500
352232.71                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

2736605                                 0.2500
318508.36                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

2736606                                 0.2500
329193.59                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

2746742                                 0.2500
41443.96                                0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

2746783                                 0.2500
55158.40                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

2748119                                 0.2500
433456.21                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

2748133                                 0.2500
32527.34                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

2748135                                 0.2500
195305.72                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

2748653                                 0.2500
239850.79                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

2750957                                 0.2500
326747.65                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

2750959                                 0.2500
393451.95                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

2751945                                 0.2500
63083.70                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

2751992                                 0.2500
104430.57                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

2752010                                 0.2500
112852.43                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

2752064                                 0.2500
370414.01                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

2756840                                 0.2500
174817.40                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

2761403                                 0.2500
82855.24                                0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

2761638                                 0.2500
70425.72                                0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

2761906                                 0.2500
277546.49                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

2769749                                 0.2500
441892.14                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

2771392                                 0.2500
342976.20                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

2775986                                 0.2500
369525.97                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

2777839                                 0.2500
60445.47                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

2780969                                 0.2500
329918.62                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

2780990                                 0.2500
509040.89                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

2782648                                 0.2500
128448.61                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

2788595                                 0.2500
361551.76                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

2788872                                 0.2500
121077.35                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

2789018                                 0.2500
364942.07                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

2789507                                 0.2500
470505.19                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

2789508                                 0.2500
88980.82                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

2791410                                 0.2500
317355.17                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

2791418                                 0.2500
332433.37                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

2791420                                 0.2500
611954.61                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

2793128                                 0.2500
125045.08                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

2793153                                 0.2500
423657.29                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

2793183                                 0.2500
233999.40                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

2793233                                 0.2500
466222.68                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

2793247                                 0.2500
314372.35                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

2793543                                 0.2500
50120.62                                0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

2793575                                 0.2500
228934.36                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

2794079                                 0.2500
438702.50                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

2794667                                 0.2500
458001.82                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

2794668                                 0.2500
154724.12                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

2795244                                 0.2500
448409.52                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

2796122                                 0.2500
146855.08                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

2796139                                 0.2500
127677.45                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.0000                                  0.5750

2796262                                 0.2500
445240.07                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

2797321                                 0.2500
326841.56                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

2799306                                 0.2500
301575.86                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

2804674                                 0.2500
414726.89                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

2806954                                 0.2500
466891.50                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

2807256                                 0.2500
614311.89                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

2807290                                 0.2500
409019.01                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

2808369                                 0.2500
101796.50                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

2809247                                 0.2500
185779.51                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

2810060                                 0.2500
384733.73                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

2810281                                 0.2500
122681.86                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

2810402                                 0.2500
307460.56                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

2810428                                 0.2500
375181.20                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

2810449                                 0.2500
339763.95                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

2810675                                 0.2500
318925.67                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

2810691                                 0.2500
325165.06                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

2810700                                 0.2500
527866.44                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

2811145                                 0.2500
61420.70                                0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

2811873                                 0.2500
339005.79                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

2812116                                 0.2500
400682.29                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

2813783                                 0.2500
279717.38                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

2814654                                 0.2500
274269.48                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

2823871                                 0.2500
61401.15                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.0000                                  0.5750

2829996                                 0.2500
76058.28                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

2848508                                 0.2500
378375.04                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

2937225                                 0.2500
128531.07                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.0000                                  0.5750

3148202                                 0.2500
277678.59                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.0000                                  0.5750

3276290                                 0.2500
187642.12                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

3441174                                 0.2500
613896.45                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

3458247                                 0.2500
82981.36                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

3695071                                 0.2500
38196.62                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

4616015                                 0.2500
299937.55                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

4660321                                 0.2500
290302.44                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

4664818                                 0.2500
62821.63                                0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

4667756                                 0.2500
332014.02                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

4701927                                 0.2500
442185.56                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

4721573                                 0.2500
528714.25                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

4736792                                 0.2500
397744.85                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

4737680                                 0.2500
538021.26                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

4743760                                 0.2500
357365.69                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

4762343                                 0.2500
410545.55                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

4765074                                 0.2500
435964.80                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

4768955                                 0.2500
327803.87                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

4770257                                 0.2500
331454.26                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

4779194                                 0.2500
547154.49                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

4790163                                 0.2500
326621.90                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

4797801                                 0.2500
337119.37                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

4803884                                 0.5000
480010.94                               0.0500
7.2500                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

4803885                                 0.5000
456784.92                               0.0500
7.2500                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

4803886                                 0.5000
571742.37                               0.0500
7.2500                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

4803894                                 0.6250
905543.46                               0.0500
7.3750                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

4803895                                 0.7500
775370.84                               0.0500
7.5000                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

4803908                                 0.6250
343815.97                               0.0500
7.3750                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

4803911                                 0.6250
328968.64                               0.0500
7.3750                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

4803912                                 0.6250
376744.79                               0.0500
7.3750                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

4803925                                 0.5000
249684.24                               0.0500
7.2500                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

4803935                                 0.6250
291516.98                               0.0500
7.3750                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

4803939                                 0.6250
377325.75                               0.0500
7.3750                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

4807657                                 0.2500
342782.12                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

4816799                                 0.2500
321398.78                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

4817867                                 0.2500
345034.76                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

4821332                                 0.2500
417266.28                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

4823435                                 0.2500
348702.08                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

4823605                                 0.2500
425718.27                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

4826687                                 0.2500
155370.61                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

4832348                                 0.2500
349139.82                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

4887770                                 0.2500
399686.62                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

4887780                                 0.2500
345877.68                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

4906050                                 0.2500
329796.19                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

4948677                                 0.2500
435929.78                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

4948923                                 0.2500
333223.99                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

4982841                                 0.3750
351072.95                               0.0500
7.1250                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

5036011                                 0.2500
343272.80                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

5068881                                 0.2500
422787.68                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

5075881                                 0.5000
351525.52                               0.0500
7.5000                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

5097282                                 0.2500
331235.56                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

5130648                                 0.2500
328065.13                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

5132844                                 0.2500
289998.71                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

5141493                                 0.2500
323405.67                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

5145590                                 0.2500
334086.19                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

5148087                                 0.2500
523179.64                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

5166273                                 0.2500
273913.75                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

5173654                                 0.5000
349676.97                               0.0500
7.3750                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

5173662                                 0.5000
363621.82                               0.0500
7.5000                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

5173665                                 0.5000
282897.12                               0.0500
7.8750                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

5202501                                 0.2500
490180.30                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

5205890                                 0.2500
630302.01                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

5206012                                 0.2500
417844.13                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

5206046                                 0.2500
479332.59                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

5206056                                 0.2500
337453.47                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

5206186                                 0.2500
407479.01                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

5209320                                 0.5000
353101.00                               0.0500
7.2500                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

5212083                                 0.2500
435395.39                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

5228791                                 0.2500
116591.17                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

5267090                                 0.2500
92710.59                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

5271442                                 0.2500
319707.04                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

5272923                                 0.2500
610403.20                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

5302176                                 0.2500
373438.41                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

5312404                                 0.2500
399355.69                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

5347513                                 0.2500
475761.85                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

5391543                                 0.2500
345357.10                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

5411384                                 0.2500
365254.45                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

5468553                                 0.2500
341814.86                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

5473251                                 0.2500
314859.29                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

5477161                                 0.2500
464991.92                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

5488135                                 0.2500
628562.26                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

5495389                                 0.2500
579780.35                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

5496112                                 0.2500
332007.20                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

5498327                                 0.2500
424688.31                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

5516948                                 0.2500
377954.49                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

5529694                                 0.2500
388605.40                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

5555890                                 0.2500
609350.09                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

5562292                                 0.2500
384977.08                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

5570423                                 0.2500
349374.42                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

5581842                                 0.3750
387490.28                               0.0500
7.1250                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

5581847                                 0.5000
606965.07                               0.0500
7.2500                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

5581855                                 0.5000
631543.55                               0.0500
7.2500                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

5581864                                 0.5000
385241.61                               0.0500
7.2500                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

5581866                                 0.3750
368019.76                               0.0500
7.1250                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

5581892                                 0.3750
563146.57                               0.0500
7.1250                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

5581893                                 0.3750
362136.62                               0.0500
7.1250                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

5581901                                 0.3750
393231.33                               0.0500
7.1250                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

5581902                                 0.3750
298079.19                               0.0500
7.1250                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

5581949                                 0.5000
328528.52                               0.0500
7.5000                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

5582092                                 0.3750
310701.57                               0.0500
7.1250                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

5582099                                 0.5000
485323.66                               0.0500
7.2500                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

5582101                                 0.3750
347985.68                               0.0500
7.1250                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

5582122                                 0.3750
317133.85                               0.0500
7.1250                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

5582209                                 0.2500
400832.20                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

5600792                                 0.2500
451713.01                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

5605222                                 0.2500
346427.97                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

5606406                                 0.2500
346452.91                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

5606887                                 0.2500
412475.77                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

5610131                                 0.2500
474006.64                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

5614818                                 0.2500
193014.63                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

5614896                                 0.2500
350226.23                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

5616800                                 0.2500
342464.64                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

5619462                                 0.2500
484037.98                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

5626178                                 0.2500
96936.20                                0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

5648254                                 0.2500
374955.83                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

5648601                                 0.2500
374235.03                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

5659955                                 0.2500
335648.16                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

5660168                                 0.2500
310314.73                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

5725087                                 0.2500
303832.21                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

5736748                                 0.2500
622341.25                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

Total Number of Loans:                  567

Total Original Balance:                 184,913,421.69

Total Principal Balance:                168,946,329.72

Total Original P+I:                     1,279,795.39

Total Current P+I:                      1,279,795.39

                                   EXHIBIT F-4

                             GROUP IV LOAN SCHEDULE

                                (Filed Manually)
Fixed Rate Loan
Loan Number   S/S Code    Payment Type       Original Bal       Loan Feature
                          Orig Term          Principal Bal      # of Units
                          Orig Rate          Original PI        LTV
                          Net Curr           Current PI
City          State  Zip  Loan Purp          Note Date          MI Co Code
Servicer Loan #           Prop Type          First Pay Date     MI Coverage
Seller Loan   #           Occup Code         Maturity Date
Investor Loan #
1002549       669/514     F                  140,000.00         ZZ
                          360                107,414.99         1
                          11.0000            1333.25            80
                          10.4000            1333.25
NORTH BERGEN  NJ 07047    1                  08/05/86           00
740033                    01                 10/01/86           0.0000
11120                     O                  09/01/16
2000608018

1019695       251/M32     F                  184,500.00         ZZ
                          360                137,824.86         2
                          10.6250            1704.96            90
                          10.3750            1704.96
LOMITA        CA 90717    1                  03/28/86           10
320135247                 05                 06/01/86           17.0000
4050975                   O                  05/01/16
2000607899

1020467       168/168     F                  165,000.00         ZZ
                          360                125,036.13         1
                          10.8500            1552.67            79
                          10.6000            1552.67
YONKERS       NY 10710    1                  06/26/86           00
8039614                   05                 08/01/86           0.0000
8039614                   O                  07/01/16
2000607903

1021075       283/686     F                  150,000.00         ZZ
                          360                111,283.99         1
                          11.0000            1428.49            51
                          10.7500            1428.49
BOSTON        MA 02116    5                  08/06/86           00
6161193757                01                 10/01/86           0.0000
4707356                   O                  09/01/16
2000607906

1035042       038/670     F                  138,000.00         ZZ
                          360                104,336.35         1
                          11.1250            1327.26            80
                          10.3500            1327.26
BLOOMFIELD    NJ 07003    1                  08/19/86           00
3046943419                05                 10/01/86           0.0000
2509727                   O                  09/01/16
2000608033

1037445       324/943     F                  141,650.00         ZZ
                          360                105,240.40         1
                          10.3750            1282.51            90
                          10.1000            1282.51
DALLAS        TX 75252    1                  05/22/86           04
117667457                 05                 07/01/86           17.0000
1418177                   O                  06/01/16
2000607963

1286952       016/181     F                  330,000.00         ZZ
                          360                281,876.85         1
                          8.6250             2566.71            80
                          8.3750             2566.71
CARLSBAD      CA 92009    2                  07/09/92           00
0001092290                05                 09/01/92           0.0000
0025028490                O                  08/01/22
0

1291647       635/447     F                  171,000.00         ZZ
                          360                141,740.54         1
                          8.2500             1284.67            75
                          7.7500             1284.67
HUDSON        OH 44236    2                  10/09/92           00
4074011                   05                 12/01/92           0.0000
2981496                   O                  11/01/22
0

1296638       575/070     F                  180,950.00         ZZ
                          360                152,994.99         1
                          8.1250             1343.55            70
                          7.6250             1343.55
VOORHEES TWP  NJ 08043    1                  08/03/92           00
006419846                 05                 10/01/92           0.0000
83664944551095            O                  09/01/22
0

1312983       249/M32     F                  212,600.00         ZZ
                          360                183,103.03         1
                          8.6250             1653.58            90
                          8.1250             1653.58
MONROE        NY 10950    1                  11/19/92           14
302688783                 05                 01/01/93           17.0000
101333210                 O                  12/01/22
0

1329244       052/670     F                  385,000.00         ZZ
                          360                331,444.20         1
                          8.3750             2926.28            70
                          8.1250             2926.28
SEATTLE       WA 98177    5                  04/14/93           00
3119072743                05                 06/01/93           0.0000
230961                    O                  05/01/23
0

1345068       439/686     F                  296,000.00         ZZ
                          360                255,231.09         1
                          8.1000             2192.62            80
                          7.8500             2192.62
ENGLEWOOD     FL 34223    1                  07/01/93           00
7015626950                05                 08/01/93           0.0000
001562695                 O                  07/01/23
0

1370637       405/943     F                  345,214.97         ZZ
                          302                271,948.22         1
                          8.0000             2658.89            72
                          7.1250             2658.89
MERRICK       NY 11560    1                  07/27/93           00
577206426                 05                 10/01/93           0.0000
2064269                   O                  11/01/18
0

1381736       686/686     F                  181,200.00         ZZ
                          360                160,447.38         1
                          8.7000             1419.04            75
                          8.4500             1419.04
DULUTH        GA 30136    1                  04/22/94           00
0815825567                03                 06/01/94           0.0000
30815825567               O                  05/01/24
0

1394165       180/721     F                  81,000.00          ZZ
                          360                71,657.04          1
                          8.7500             637.23             90
                          8.5800             637.23
OVERLAND PARK KS 66215    1                  01/28/94           04
5003613585                05                 03/01/94           25.0000
2781524                   N                  02/01/24
0

1394561       180/721     F                  40,450.00          ZZ
                          360                35,810.59          1
                          10.2500            362.48             82
                          10.0800            362.48
SAN ANTONIO   TX 78224    2                  07/01/94           04
5003613759                05                 09/01/94           20.0000
3135134                   N                  08/01/24
0

1402655       180/721     F                  40,000.00          ZZ
                          360                36,355.23          2
                          10.8750            377.16             61
                          10.6250            377.16
CHICAGO       IL 60628    5                  02/13/95           00
5003614609                05                 04/01/95           0.0000
3236809                   N                  03/01/25
0

1402906       A15/721     F                  37,800.00          ZZ
                          360                35,221.42          1
                          11.0000            359.98             90
                          10.7500            359.98
TITUSVILLE    FL 32796    1                  02/15/95           04
5003614500                05                 04/01/95           22.0000
W01403                    N                  03/01/25
0

1403102       180/721     F                  34,200.00          ZZ
                          360                31,894.71          1
                          11.2500            332.18             86
                          11.0000            332.18
WICHITA       KS 67218    1                  12/30/94           04
5003614385                05                 02/01/95           25.0000
3274313                   N                  01/01/25
0

1414982       637/721     F                  127,500.00         ZZ
                          360                117,275.61         1
                          9.7500             1095.43            75
                          9.5000             1095.43
BOHEMIA       NY 11716    1                  05/22/95           00
5003619681                05                 07/01/95           0.0000
0105265                   O                  06/01/25
0

1416294       623/994     F                  115,000.00         ZZ
                          360                89,962.34          1
                          8.7500             904.71             80
                          8.5000             904.71
LAKE VILLA    IL 60046    1                  03/31/95           00
5965285876                05                 05/01/95           0.0000
0847430                   O                  04/01/25
0

1416753       201/G02     F                  68,800.00          ZZ
                          360                62,653.34          2
                          9.5000             578.51             80
                          9.2500             578.51
NEW BRUNSWICK NJ 08901    1                  04/06/95           00
0459904322                05                 06/01/95           0.0000
2800802676                O                  05/01/25
0

1417499       180/721     F                  69,600.00          ZZ
                          360                63,669.24          1
                          9.5000             585.24             80
                          9.2500             585.24
EL PASO       TX 79904    1                  05/22/95           00
5003616943                05                 07/01/95           0.0000
3350576                   N                  06/01/25
0

1418408       028/721     F                  38,800.00          ZZ
                          360                32,553.61          1
                          10.0000            340.50             80
                          9.7500             340.50
KENNEWICK     WA 99336    1                  04/28/95           00
5003618915                05                 07/01/95           0.0000
148387                    N                  06/01/25
0

1418499       028/721     F                  21,600.00          ZZ
                          360                19,818.10          1
                          9.7500             185.58             80
                          9.5000             185.58
HOLLYWOOD     FL 33020    1                  04/28/95           00
5003617040                01                 06/01/95           0.0000
358046                    O                  05/01/25
0

1418760       526/721     F                  62,800.00          ZZ
                          360                53,292.58          1
                          9.0000             505.31             80
                          8.7500             505.31
OLATHE        KS 66062    1                  06/12/95           04
5003621695                09                 08/01/95           12.0000
39049                     N                  07/01/25
0

1419731       B41/721     F                  40,000.00          ZZ
                          360                19,793.43          2
                          9.6250             340.00             50
                          9.3750             340.00
ATLANTIC CITY NJ 08401    5                  06/22/95           00
5003620218                05                 08/01/95           0.0000
030895                    N                  07/01/25
0

1420188       028/G02     F                  57,400.00          ZZ
                          360                52,790.40          1
                          10.0000            503.73             70
                          9.7500             503.73
CHICAGO       IL 60608    5                  05/05/95           00
0459905139                05                 07/01/95           0.0000
350886                    N                  06/01/25
0

1420199       028/721     F                  46,800.00          ZZ
                          360                43,546.75          4
                          10.6250            432.48             90
                          10.3750            432.48
ST LOUIS      MO 63118    1                  05/10/95           01
5003620648                05                 07/01/95           25.0000
350905                    N                  06/01/25
0

1420582       766/721     F                  66,400.00          ZZ
                          360                60,914.57          2
                          9.6250             564.39             80
                          9.3750             564.39
DANIA         FL 33004    1                  05/23/95           00
5003616794                05                 07/01/95           0.0000
95SG078                   N                  06/01/25
0

1420845       526/721     F                  64,200.00          ZZ
                          360                58,612.15          2
                          9.3750             533.99             63
                          9.1250             533.99
GREAT FALLS   MT 59405    5                  06/29/95           00
5003623824                05                 08/01/95           0.0000
00044890                  N                  07/01/25
0

1420952       180/721     F                  33,500.00          ZZ
                          360                30,610.12          1
                          9.1250             272.57             43
                          8.8750             272.57
LAREDO        TX 78041    4                  07/24/95           00
5003633435                05                 09/01/95           0.0000
3399433                   O                  08/01/25
0

1421569       526/721     F                  72,000.00          T
                          360                60,582.01          1
                          9.3750             598.86             90
                          9.1250             598.86
SOMERSET      NY 14012    1                  07/28/95           04
5003636255                05                 09/01/95           25.0000
0054065                   O                  08/01/25
0

1421809       028/721     F                  45,000.00          ZZ
                          360                41,865.51          4
                          10.6250            415.84             90
                          10.3750            415.84
ST.LOUIS      MO 63104    1                  05/16/95           01
5003619525                05                 07/01/95           25.0000
350903                    N                  06/01/25
0

1422291       180/721     F                  29,250.00          ZZ
                          360                23,447.20          1
                          9.8750             254.00             90
                          9.6250             254.00
MOBILE        AL 36608    1                  07/11/95           01
5003630233                05                 09/01/95           25.0000
3394640                   N                  08/01/25
0

1422560       028/721     F                  98,000.00          ZZ
                          360                87,456.16          1
                          9.1250             797.36             80
                          8.8750             797.36
CARROLLTON    TX 75007    1                  05/31/95           00
5003625621                03                 07/01/95           0.0000
174253                    O                  06/01/25
0

1422611       028/721     F                  75,000.00          T
                          360                68,612.62          1
                          9.3750             623.81             70
                          9.1250             623.81
KISSIMMEE     FL 34746    1                  05/31/95           00
5003628948                03                 07/01/95           0.0000
358238                    O                  06/01/25
0

1423672       526/721     F                  40,450.00          ZZ
                          360                36,858.44          1
                          9.5000             340.13             90
                          9.2500             340.13
CHICAGO       IL 60615    1                  07/14/95           04
5003626876                06                 09/01/95           25.0000
00042714                  N                  08/01/25
0

1423787       028/721     F                  500,000.00         ZZ
                          360                456,065.14         1
                          9.2500             4113.38            34
                          9.0000             4113.38
BEVERLY HILLS CA 90210    5                  06/27/95           00
5003625217                05                 08/01/95           0.0000
177283                    O                  07/01/25
0

1423804       028/721     F                  56,800.00          ZZ
                          360                51,948.59          1
                          9.7500             488.00             80
                          9.5000             488.00
CORPUS CHRISTITX 78413    1                  06/05/95           00
5003620853                05                 08/01/95           0.0000
174091                    O                  07/01/25
0

1423807       180/721     F                  46,800.00          ZZ
                          360                42,523.69          1
                          9.6250             397.80             80
                          9.3750             397.80
MELBOURNE     FL 32935    1                  06/30/95           00
5003625456                05                 08/01/95           0.0000
3422862                   N                  07/01/25
0

1424168       028/721     F                  34,100.00          ZZ
                          360                19,456.85          1
                          9.1250             277.45             75
                          8.8750             277.45
GRAND BLANC   MI 48439    1                  06/07/95           00
5003621190                01                 08/01/95           0.0000
357483                    O                  07/01/25
0

1424278       028/721     F                  33,500.00          ZZ
                          360                30,730.93          1
                          9.5000             281.69             80
                          9.2500             281.69
HELENDALE     CA 92342    1                  05/30/95           00
5003623931                03                 08/01/95           0.0000
167683                    N                  07/01/25
0

1424581       028/721     F                  64,500.00          ZZ
                          360                59,402.79          3
                          9.8750             560.08             90
                          9.6250             560.08
DURHAM        NC 27701    1                  06/16/95           01
5003621992                05                 08/01/95           25.0000
358270                    N                  07/01/25
0

1424621       028/721     F                  59,000.00          ZZ
                          360                51,519.48          1
                          8.7500             464.15             73
                          8.5000             464.15
LAS VEGAS     NV 89122    2                  06/05/95           00
5003621372                05                 08/01/95           0.0000
167778                    N                  07/01/25
0

1424807       028/G02     F                  104,000.00         T
                          360                92,533.96          1
                          9.6250             883.99             80
                          9.3750             883.99
RIO RICO      AZ 85648    1                  06/06/95           00
0459907440                05                 08/01/95           0.0000
164919                    O                  07/01/25
0

1431337       623/994     F                  142,000.00         ZZ
                          360                128,666.77         1
                          9.0000             1142.57            78
                          8.7500             1142.57
ROCHESTER HILLMI 48307    1                  06/05/95           00
5965269102                05                 07/01/95           0.0000
854618                    O                  06/01/25
0

1431484       028/721     F                  40,500.00          ZZ
                          360                36,843.63          3
                          9.8750             351.68             90
                          9.6250             351.68
COCOA         FL 32922    1                  06/27/95           04
5003623501                05                 08/01/95           25.0000
358293                    N                  07/01/25
0

1431553       028/721     F                  28,000.00          ZZ
                          360                25,733.31          1
                          9.7500             240.56             80
                          9.5000             240.56
TAYLOR        TX 76574    1                  07/21/95           00
5003629508                05                 09/01/95           0.0000
174470                    N                  08/01/25
0

1432079       180/721     F                  90,000.00          ZZ
                          360                82,196.94          1
                          9.1250             732.27             65
                          8.8750             732.27
ELK           CA 95432    5                  07/25/95           00
5003633864                05                 09/01/95           0.0000
3465499                   O                  08/01/25
0

1432167       028/721     F                  63,000.00          ZZ
                          360                55,942.74          2
                          9.6250             535.49             90
                          9.3750             535.49
ORLANDO       FL 32818    1                  07/28/95           01
5003632668                05                 09/01/95           25.0000
358783                    N                  08/01/25
0

1432430       938/721     F                  399,900.00         ZZ
                          360                364,939.74         1
                          9.1250             3253.72            90
                          8.8750             3253.72
LAS VEGAS     NV 89134    1                  06/30/95           12
5003626108                03                 08/01/95           25.0000
950617                    O                  07/01/25
0

1432509       083/M32     F                  540,000.00         ZZ
                          360                483,598.05         1
                          8.1250             4009.48            76
                          7.8750             4009.48
BERNARDS TOWNSNJ 07931    1                  06/07/95           00
009731423                 05                 08/01/95           0.0000
1076530                   O                  07/01/25
0

1432756       560/560     F                  1,040,000.00       ZZ
                          360                939,274.26         1
                          8.5000             7996.70            80
                          8.2500             7996.70
SANTA FE      NM 87501    2                  06/01/95           00
450148861                 05                 08/01/95           0.0000
450148861                 O                  07/01/25
0

1432900       028/721     F                  41,950.00          ZZ
                          360                38,253.41          1
                          9.0000             337.54             70
                          8.7500             337.54
KISSIMMEE     FL 34741    1                  07/11/95           00
5003625688                09                 09/01/95           0.0000
358714                    O                  08/01/25
0

1433111       028/721     F                  33,200.00          ZZ
                          360                29,323.68          1
                          9.1250             270.13             40
                          8.8750             270.13
RIVERSIDE     CA 92509    5                  06/29/95           00
5003625878                05                 08/01/95           0.0000
177053                    O                  07/01/25
0

1433652       028/721     F                  78,900.00          T
                          360                49,350.66          1
                          9.5000             663.43             60
                          9.2500             663.43
GLACIER       WA 98244    5                  08/01/95           00
5003632650                03                 10/01/95           0.0000
166874                    O                  09/01/25
0

1433855       070/070     F                  118,300.00         ZZ
                          360                84,714.89          1
                          8.3750             899.17             70
                          8.1250             899.17
SHREVEPORT    LA 71119    1                  05/31/95           00
002609835                 05                 07/01/95           0.0000
2609835                   O                  06/01/25
0

1434134       028/721     F                  75,000.00          ZZ
                          360                68,066.68          2
                          9.3750             623.81             75
                          9.1250             623.81
SAN BERNARDINOCA 92405    2                  07/07/95           00
5003626587                05                 09/01/95           0.0000
167882                    O                  08/01/25
0

1434143       028/721     F                  86,900.00          ZZ
                          360                79,750.64          2
                          9.5000             730.70             95
                          9.2500             730.70
HOLLYWOOD     FL 33020    1                  08/14/95           04
5003636289                05                 10/01/95           25.0000
358746                    O                  09/01/25
0

1434194       028/721     F                  87,200.00          ZZ
                          360                79,440.99          1
                          9.0000             701.63             80
                          8.7500             701.63
BLOOMFIELD TWPMI 48302    1                  07/13/95           00
5003626504                05                 09/01/95           0.0000
357636                    O                  08/01/25
0

1434473       028/721     F                  40,300.00          ZZ
                          360                35,466.23          1
                          9.1250             327.89             65
                          8.8750             327.89
PORTERVILLE   CA 93257    5                  07/14/95           00
5003626991                05                 09/01/95           0.0000
177320                    N                  08/01/25
0

1434878       028/721     F                  64,000.00          ZZ
                          360                58,463.59          1
                          9.1250             520.73             80
                          8.8750             520.73
REEDLEY       CA 93654    1                  08/09/95           00
5003633658                01                 10/01/95           0.0000
143768                    O                  09/01/25
0

1435458       028/721     F                  83,250.00          ZZ
                          360                76,197.09          1
                          9.3750             692.43             90
                          9.1250             692.43
CARY          NC 27511    1                  07/18/95           01
5003628484                05                 09/01/95           25.0000
358655                    N                  08/01/25
0

1435677       028/721     F                  68,000.00          ZZ
                          360                49,347.98          1
                          9.2500             559.42             80
                          9.0000             559.42
TYLER         TX 75707    1                  07/24/95           00
5003627866                05                 09/01/95           0.0000
174528                    O                  08/01/25
0

1435697       028/721     F                  56,250.00          ZZ
                          360                46,367.63          3
                          10.1250            498.84             90
                          9.8750             498.84
PHILADELPHIA  PA 19144    1                  06/30/95           04
5003628542                07                 08/01/95           30.0000
358444                    N                  07/01/25
0

1436028       180/721     F                  192,450.00         ZZ
                          360                173,299.72         1
                          9.0000             1548.50            85
                          8.7500             1548.50
CHESAPEAKE    VA 23320    1                  06/08/95           11
5003632056                05                 08/01/95           17.0000
R1087                     O                  07/01/25
0

1437676       028/721     F                  41,300.00          ZZ
                          360                37,959.49          2
                          10.1250            366.26             90
                          9.8750             366.26
CLEVELAND     OH 44110    1                  12/14/94           01
5003629797                05                 02/01/95           25.0000
348917                    N                  01/01/25
0

1438934       939/721     F                  220,500.00         ZZ
                          360                202,898.02         2
                          9.5000             1854.09            90
                          9.2500             1854.09
OZONE PARK    NY 11416    1                  10/02/95           01
5003640067                05                 11/01/95           25.0000
9502567                   O                  10/01/25
0

1441053       E22/721     F                  42,000.00          ZZ
                          360                38,398.47          1
                          9.2500             345.52             70
                          9.0000             345.52
INDIANAPOLIS  IN 46227    5                  09/27/95           00
5003674520                05                 11/01/95           0.0000
0410026256                N                  10/01/25
0

1441503       028/721     F                  30,000.00          ZZ
                          360                16,840.86          1
                          9.3750             249.52             66
                          9.1250             249.52
TRENTON       NJ 08618    5                  07/14/95           00
5003635562                05                 09/01/95           0.0000
358575                    N                  08/01/25
0

1443956       028/721     F                  69,300.00          ZZ
                          360                63,905.81          4
                          9.5000             582.71             70
                          9.2500             582.71
SCOTTSDALE    AZ 85257    1                  10/04/95           00
5003644333                05                 12/01/95           0.0000
171468                    N                  11/01/25
0

1445280       462/G02     F                  75,900.00          ZZ
                          360                68,119.83          2
                          9.3750             631.30             55
                          9.1250             631.30
CALEXICO      CA 92231    2                  11/17/95           00
0459914099                05                 01/01/96           0.0000
4415816                   N                  12/01/25
0

1446067       B35/721     F                  58,500.00          ZZ
                          360                53,244.43          1
                          8.8750             465.46             90
                          8.6250             465.46
EDDYSTONE     PA 19022    1                  10/20/95           04
5003645918                05                 12/01/95           25.0000
9582010798                N                  11/01/25
0

1446623       939/721     F                  209,700.00         ZZ
                          360                194,029.79         2
                          9.7500             1801.65            90
                          9.5000             1801.65
QUEENS VILLAGENY 11429    1                  11/01/95           10
5003645751                05                 12/01/95           25.0000
9502698                   O                  11/01/25
0

1446714       028/721     F                  22,950.00          ZZ
                          360                21,144.63          1
                          10.2500            205.66             90
                          10.0000            205.66
AKRON         OH 44305    1                  07/31/95           04
5003647187                05                 09/01/95           25.0000
357452                    N                  08/01/25
0

1446753       180/G02     F                  117,000.00         ZZ
                          360                107,604.45         1
                          9.6250             994.49             90
                          9.3750             994.49
HOUSTON       TX 77069    1                  10/13/95           04
0459912564                03                 12/01/95           25.0000
3926441                   N                  11/01/25
0

1446983       939/721     F                  234,000.00         ZZ
                          360                216,297.12         1
                          9.5000             1967.60            90
                          9.2500             1967.60
HOWARD BEACH  NY 11414    1                  12/12/95           01
5003651122                05                 02/01/96           25.0000
9502953                   O                  01/01/26
0

1447379       E22/721     F                  54,600.00          ZZ
                          360                50,123.80          1
                          9.3750             454.14             60
                          9.1250             454.14
CAPTAIN COOK  HI 96704    5                  11/13/95           00
5003674017                05                 01/01/96           0.0000
0410023535                N                  12/01/25
0

1448219       965/721     F                  55,000.00          ZZ
                          360                50,167.33          1
                          8.7500             432.69             62
                          8.5000             432.69
TUCSON        AZ 85719    5                  10/20/95           00
5003646692                05                 12/01/95           0.0000
124624                    N                  11/01/25
0

1449057       201/721     F                  125,800.00         ZZ
                          359                115,876.07         1
                          9.5000             1057.80            85
                          9.2500             1057.80
MANALAPAN     NJ 07726    5                  11/01/95           10
5003647559                05                 01/01/96           25.0000
1800839233                O                  11/01/25
0

1449118       E22/721     F                  77,000.00          ZZ
                          360                64,717.52          2
                          9.3750             640.45             70
                          9.1250             640.45
SOUTH RIVER   NJ 08882    5                  10/03/95           00
5003669884                05                 11/01/95           0.0000
0410000590                N                  10/01/25
0

1451667       E22/721     F                  60,000.00          ZZ
                          360                55,226.02          2
                          9.3750             499.05             67
                          9.1250             499.05
TAMPA         FL 33625    5                  10/18/95           00
5003670122                05                 12/01/95           0.0000
0410001770                N                  11/01/25
0

1451673       E22/721     F                  55,000.00          T
                          360                50,264.36          1
                          8.8750             437.60             80
                          8.6250             437.60
KISSIMMEE     FL 34743    1                  10/06/95           00
5003670213                09                 12/01/95           0.0000
0410002034                O                  11/01/25
0

1452304       E22/721     F                  36,000.00          ZZ
                          360                33,149.77          2
                          9.3750             299.43             90
                          9.1250             299.43
CHICAGO       IL 60637    1                  12/01/95           04
5003677390                05                 01/01/96           25.0000
0410055099                N                  12/01/25
0

1454076       A22/721     F                  33,750.00          ZZ
                          360                20,650.00          1
                          8.5000             259.51             75
                          8.2500             259.51
PATERSON      NJ 07501    1                  01/03/96           00
5003657434                05                 03/01/96           0.0000
95616                     N                  02/01/26
0

1454491       E22/721     F                  48,000.00          T
                          360                40,703.05          1
                          8.7500             377.62             75
                          8.5000             377.62
LONG BARN     CA 95335    1                  12/04/95           00
5003676319                05                 02/01/96           0.0000
0410045959                O                  01/01/26
0

1457292       562/721     F                  250,000.00         ZZ
                          360                230,549.86         1
                          9.5000             2102.14            64
                          9.2500             2102.14
YONKERS       NY 10583    5                  11/07/95           00
5003647674                05                 01/01/96           0.0000
501692                    O                  12/01/25
0

1457565       963/721     F                  28,800.00          ZZ
                          360                26,527.23          1
                          9.3750             239.54             80
                          9.1250             239.54
HOLLYWOOD     FL 33020    1                  11/30/95           00
5003651569                01                 01/01/96           0.0000
950284                    N                  12/01/25
0

1458146       526/721     F                  41,400.00          ZZ
                          360                38,241.68          3
                          9.6250             351.90             90
                          9.3750             351.90
NORWICH       CT 06360    1                  10/31/95           12
5003648813                05                 12/01/95           25.0000
00066981                  O                  11/01/25
0

1458200       105/721     F                  33,000.00          ZZ
                          360                29,029.87          1
                          9.3750             274.48             60
                          9.1250             274.48
BALTIMORE     MD 21213    5                  10/26/95           00
5003650645                02                 12/01/95           0.0000
0705434                   O                  11/01/25
0

1459400       575/721     F                  49,000.00          ZZ
                          360                43,361.33          2
                          9.0000             394.27             70
                          8.7500             394.27
BUFFALO       NY 14210    5                  11/13/95           00
5003649340                05                 01/01/96           0.0000
1369776                   N                  12/01/25
0

1459915       E22/721     F                  40,000.00          ZZ
                          360                34,788.37          4
                          9.7500             343.66             80
                          9.5000             343.66
JANESVILLE    WI 53545    1                  11/15/95           00
5003672508                05                 01/01/96           0.0000
0410014393                N                  12/01/25
0

1461519       232/076     F                  98,000.00          ZZ
                          360                89,243.29          1
                          8.5000             753.54             80
                          8.2500             753.54
HOUSTON       TX 77059    1                  12/19/95           00
10832780                  05                 02/01/96           0.0000
10832780                  O                  01/01/26
0

1461782       E22/721     F                  152,000.00         ZZ
                          360                126,014.77         1
                          8.8750             1209.38            80
                          8.6250             1209.38
BLYTHE        CA 92225    1                  11/15/95           00
5003674868                05                 01/01/96           0.0000
0410028039                O                  12/01/25
0

1461790       E22/721     F                  22,850.00          ZZ
                          360                14,470.95          1
                          9.1250             185.92             77
                          8.8750             185.92
DALLAS        TX 75244    1                  11/20/95           00
5003673555                01                 01/01/96           0.0000
0410019467                N                  12/01/25
0

1462252       E22/721     F                  22,350.00          ZZ
                          360                20,630.06          1
                          9.5000             187.93             80
                          9.2500             187.93
FORT WAYNE    IN 46835    1                  11/22/95           00
5003677374                05                 01/01/96           0.0000
0410055016                N                  12/01/25
0

1462546       562/562     F                  84,500.00          ZZ
                          360                78,224.04          1
                          9.8750             733.76             50
                          9.3750             733.76
NEW YORK      NY 10280    1                  09/18/95           00
29460204100000            02                 11/01/95           0.0000
460204                    O                  10/01/25
0

1462671       E22/721     F                  26,300.00          ZZ
                          360                23,629.22          1
                          9.1250             213.99             80
                          8.8750             213.99
DELTONA       FL 32725    1                  11/27/95           00
5003670791                05                 01/01/96           0.0000
0410005847                O                  12/01/25
0

1463115       526/721     F                  53,900.00          ZZ
                          360                49,503.10          1
                          9.1250             438.55             90
                          8.8750             438.55
AUSTIN        TX 78744    1                  11/28/95           04
5003651155                05                 01/01/96           25.0000
00081551                  N                  12/01/25
0

1463982       757/B84     F                  30,800.00          ZZ
                          360                28,371.74          1
                          9.2500             253.39             70
                          9.0000             253.39
MONTGOMERY    AL 36110    5                  12/11/95           00
0007802085                05                 02/01/96           0.0000
2667319                   N                  01/01/26
0

1464605       595/721     F                  258,000.00         ZZ
                          360                236,524.74         1
                          9.0000             2075.93            60
                          8.7500             2075.93
WAYNE         NJ 07470    5                  11/22/95           00
5003652245                05                 01/01/96           0.0000
6034300                   O                  12/01/25
0

1465300       E22/721     F                  53,500.00          ZZ
                          360                49,252.11          1
                          9.5000             449.86             90
                          9.2500             449.86
CHARLOTTE     NC 28215    1                  12/05/95           01
5003671229                03                 01/01/96           25.0000
0410007694                N                  12/01/25
0

1465691       E22/721     F                  80,550.00          ZZ
                          360                74,035.53          1
                          9.5000             677.31             90
                          9.2500             677.31
CHARLOTTE     NC 28212    1                  12/15/95           01
5003671484                05                 02/01/96           25.0000
0410008437                N                  01/01/26
0

1468415       526/721     F                  29,900.00          ZZ
                          360                26,770.88          2
                          9.2500             245.98             85
                          9.0000             245.98
BATON ROUGE   LA 70812    1                  12/21/95           10
5003654464                05                 02/01/96           20.0000
0088378                   N                  01/01/26
0

1468546       001/721     F                  90,100.00          ZZ
                          360                82,311.55          2
                          9.0000             724.96             85
                          8.7500             724.96
LAKEWOOD      OH 44107    1                  01/22/96           04
5003657400                05                 03/01/96           25.0000
833954                    N                  02/01/26
0

1469835       575/721     F                  59,500.00          ZZ
                          360                54,575.32          2
                          8.8750             473.41             70
                          8.6250             473.41
BUFFALO       NY 14206    5                  01/03/96           00
5003655073                05                 03/01/96           0.0000
456005928                 N                  02/01/26
0

1470231       A73/721     F                  32,000.00          ZZ
                          360                27,828.18          1
                          8.6250             248.89             80
                          8.3750             248.89
PHOENIX       AZ 85006    5                  01/08/96           00
5003657632                05                 03/01/96           0.0000
515324411                 O                  02/01/26
0

1470408       E22/721     F                  87,000.00          ZZ
                          360                73,025.91          3
                          8.7500             684.43             60
                          8.5000             684.43
MEMPHIS       TN 38112    5                  01/26/96           00
5003679958                05                 03/01/96           0.0000
0410066617                N                  02/01/26
0

1470594       001/721     F                  26,100.00          ZZ
                          360                23,623.88          1
                          9.0000             210.01             90
                          8.7500             210.01
ST LOUIS      MO 63121    1                  01/09/96           01
5003657145                05                 03/01/96           25.0000
9518127                   N                  02/01/26
0

1471197       737/721     F                  60,300.00          ZZ
                          360                55,489.12          1
                          9.0000             485.19             90
                          8.7500             485.19
SMYRNA        GA 30080    1                  02/07/96           01
5003658598                07                 04/01/96           25.0000
554781                    N                  03/01/26
0

1472227       E22/721     F                  173,000.00         ZZ
                          360                140,990.06         3
                          8.5000             1330.22            73
                          8.2500             1330.22
CHICAGO       IL 60625    2                  01/10/96           00
5003678661                05                 03/01/96           0.0000
0410060420                O                  02/01/26
0

1472483       232/076     F                  113,200.00         ZZ
                          360                103,468.00         1
                          8.6250             880.46             62
                          8.3750             880.46
SILVER SPRING MD 20903    5                  01/19/96           00
12930972                  05                 03/01/96           0.0000
2930972                   N                  02/01/26
0

1472624       076/076     F                  40,600.00          ZZ
                          360                37,211.46          1
                          9.2500             334.01             70
                          9.0000             334.01
DEER LODGE    MT 59722    5                  11/15/95           00
14981542                  05                 01/01/96           0.0000
4981542                   N                  12/01/25
0

1472658       076/076     F                  60,300.00          ZZ
                          360                51,478.38          1
                          9.2500             496.08             90
                          9.0000             496.08
ARLINGTON     VA 22204    2                  12/12/95           10
15198492                  01                 02/01/96           25.0000
5198492                   N                  01/01/26
0

1472748       286/286     F                  26,000.00          ZZ
                          360                23,808.08          1
                          8.7500             204.55             62
                          8.5000             204.55
HAMILTON      OH 45011    5                  01/19/96           00
8361741                   05                 03/01/96           0.0000
8361741                   N                  02/01/26
0

1472812       232/076     F                  49,000.00          ZZ
                          360                40,091.52          3
                          8.8750             389.87             70
                          8.6250             389.87
SCRANTON      PA 18512    5                  01/19/96           00
12921324                  05                 03/01/96           0.0000
2921324                   N                  02/01/26
0

1473371       776/721     F                  101,500.00         ZZ
                          360                91,373.72          1
                          8.6250             789.46             70
                          8.3750             789.46
VENTURA AREA  CA 93001    5                  01/22/96           00
5003658168                05                 03/01/96           0.0000
2127293                   N                  02/01/26
0

1474404       526/721     F                  21,000.00          ZZ
                          360                19,271.10          1
                          9.2500             172.77             70
                          9.0000             172.77
SALEM         OH 44460    5                  10/26/95           00
5003660388                05                 12/01/95           0.0000
0070498                   N                  11/01/25
0

1474472       A01/K61     F                  112,000.00         ZZ
                          360                107,329.89         1
                          13.0000            1238.95            70
                          12.5000            1238.95
DURANGO       CO 81301    1                  12/13/95           00
0800024689                05                 02/01/96           0.0000
HOPKINS                   O                  01/01/26
0

1475709       623/985     F                  40,000.00          ZZ
                          360                35,078.14          1
                          9.3750             332.70             65
                          9.1250             332.70
WELLSTON      MI 49689    5                  10/03/95           00
0200737625                05                 12/01/95           0.0000
848921                    N                  11/01/25
0

1475829       623/994     F                  56,250.00          ZZ
                          360                51,201.20          1
                          8.8750             447.55             75
                          8.6250             447.55
COLUMBUS      OH 43228    2                  12/26/95           00
5965274953                05                 02/01/96           0.0000
874521                    O                  01/01/26
0

1478421       593/721     F                  30,000.00          ZZ
                          360                27,255.92          1
                          9.0000             241.39             50
                          8.7500             241.39
ALBUQUENQUE   NM 87105    5                  01/24/96           00
5003660297                05                 03/01/96           0.0000
6823165                   N                  02/01/26
0

1479803       664/721     F                  43,200.00          T
                          360                39,755.55          1
                          9.1250             351.49             90
                          8.8750             351.49
HOMEWOOD      IL 60430    1                  01/30/96           04
5003660859                01                 03/01/96           25.0000
2135358                   O                  02/01/26
0

1480648       526/721     F                  101,650.00         ZZ
                          360                80,996.80          2
                          8.7500             799.69             66
                          8.5000             799.69
PHILADELPHIA  PA 19130    5                  01/18/96           00
5003660644                05                 03/01/96           0.0000
00088556                  N                  02/01/26
0

1490419       921/G06     F                  63,000.00          ZZ
                          360                59,634.37          1
                          11.8750            641.98             90
                          11.3750            641.98
WOODBURY      GA 30293    2                  03/26/96           23
0655438810                05                 05/01/96           0.0000
295402                    O                  04/01/26
0

1492640       F45/X14     F                  60,000.00          ZZ
                          357                32,895.63          1
                          8.1250             446.38             31
                          7.8750             446.38
PORT JEFFERSONNY 11776    1                  12/04/95           00
8012895770                05                 12/01/95           0.0000
689323                    O                  08/01/25
0

1524803       921/G06     F                  42,700.00          ZZ
                          360                41,125.69          1
                          13.8500            500.88             70
                          13.3500            500.88
ADELPHI       MD 20783    5                  08/23/96           00
0655440576                01                 10/01/96           0.0000
413773                    O                  09/01/26
0

1543088       731/943     F                  137,600.00         ZZ
                          360                126,591.85         1
                          8.5000             1058.02            80
                          8.2500             1058.02
SANDY         UT 84094    2                  11/15/96           00
626001780                 05                 01/01/97           0.0000
411612788                 O                  12/01/26
0

1547519       E47/K61     F                  57,750.00          ZZ
                          360                55,287.01          1
                          11.7500            582.94             75
                          11.2500            582.94
BALTIMORE     MD 21218    5                  12/13/96           00
0800053282                07                 02/01/97           0.0000
2102337112                O                  01/01/27
0

1591576       J59/H62     F                  56,950.00          ZZ
                          360                54,478.71          1
                          11.4000            559.63             85
                          10.9000            559.63
FLORENCE      AL 35630    5                  03/27/97           23
0007249105                05                 05/01/97           0.0000
10112174                  O                  04/01/27
0

1620705       E47/H62     F                  55,000.00          ZZ
                          360                49,315.76          2
                          11.6500            550.97             74
                          11.1500            550.97
CHICAGO       IL 60628    5                  07/03/97           00
0007261985                05                 09/01/97           0.0000
501861913                 O                  08/01/27
0

1630845       G13/H62     F                  80,118.00          ZZ
                          360                75,832.07          1
                          9.7500             688.34             51
                          9.2500             688.34
GARLAND       TX 75043    2                  08/25/97           00
0007285224                05                 10/01/97           0.0000
1841                      O                  09/01/27
0

1630904       G13/H62     F                  71,200.00          ZZ
                          360                67,733.77          1
                          13.2500            801.55             80
                          12.7500            801.55
BIRMINGHAM    AL 35235    1                  08/01/97           00
0007286404                05                 09/01/97           0.0000
1664                      O                  08/01/27
0

1632037       G13/H62     F                  46,750.00          ZZ
                          360                45,112.15          1
                          12.0000            480.88             85
                          11.5000            480.88
COLUMBUS      MS 39701    1                  08/29/97           23
0007285885                05                 10/01/97           0.0000
1905                      O                  09/01/27
0

1647146       K18/G02     F                  83,950.00          T
                          360                79,335.30          1
                          8.8750             667.95             70
                          8.6250             667.95
DAVENPORT     FL 33837    1                  03/31/98           00
0430739227                03                 05/01/98           0.0000
95400661                  O                  04/01/28
0

1650232       457/G61     F                  57,350.00          ZZ
                          360                32,375.27          1
                          13.0000            634.41             56
                          12.7500            634.41
DALLAS        TX 75249    1                  10/15/80           00
0000158758                05                 12/01/80           0.0000
422782                    O                  11/01/10
0

1650398       B24/G02     F                  39,200.00          ZZ
                          360                35,386.05          1
                          8.5000             301.41             70
                          8.2500             301.41
PHOENIX       AZ 85035    1                  11/13/97           00
0430482943                05                 01/01/98           0.0000
236655                    N                  12/01/27
0

1667603       074/G02     F                  36,750.00          ZZ
                          360                33,781.49          1
                          8.8750             292.40             75
                          8.6250             292.40
PHOENIX       AZ 85027    1                  10/13/97           00
0430756486                01                 12/01/97           0.0000
1569176108                N                  11/01/27
0

1667964       E45/G02     F                  39,000.00          ZZ
                          360                35,220.17          1
                          9.0000             313.80             75
                          8.7500             313.80
LAVONIA       GA 30553    5                  12/27/96           00
0430561878                05                 03/01/97           0.0000
70352                     O                  02/01/27
0

1698911       B75/G02     F                  112,500.00         ZZ
                          360                101,575.49         1
                          8.0000             825.49             85
                          7.7500             825.49
EDGEWATER     MD 21037    5                  01/30/98           10
0430750398                05                 04/01/98           12.0000
7316516                   O                  03/01/28
0

1699489       H93/G02     F                  39,900.00          ZZ
                          360                37,697.85          2
                          8.8750             317.46             70
                          8.6250             317.46
CHARLOTTE     NC 28205    5                  03/13/98           00
0430720110                05                 05/01/98           0.0000
9813836                   N                  04/01/28
0

1700280       H93/G02     F                  93,500.00          ZZ
                          360                88,311.49          1
                          8.7500             735.56             85
                          8.5000             735.56
RAYMORE       MO 64083    2                  04/08/98           10
0430812628                05                 06/01/98           12.0000
9803791                   O                  05/01/28
0

1701107       225/447     F                  158,500.00         ZZ
                          360                149,160.49         2
                          8.3750             1204.72            80
                          8.1250             1204.72
BERWYN        IL 60402    2                  04/09/98           00
3863703                   05                 06/01/98           0.0000
8097955                   O                  05/01/28
0

1705771       687/G02     F                  55,800.00          ZZ
                          360                52,559.93          1
                          8.7500             438.98             86
                          8.5000             438.98
ROCHESTER     NY 14617    5                  04/20/98           04
0430782797                05                 06/01/98           25.0000
1670263                   N                  05/01/28
0

1706267       229/G02     F                  94,000.00          ZZ
                          360                86,564.31          1
                          8.1250             697.95             80
                          7.8750             697.95
FORT WASHINGTOMD 20744    2                  04/01/98           00
0430777458                09                 05/01/98           0.0000
7882244                   N                  04/01/28
0

1706910       E45/E45     F                  39,200.00          ZZ
                          360                36,641.09          4
                          8.3750             297.95             70
                          8.1250             297.95
CHOCTAW       OK 73020    5                  02/04/98           00
00000000003651            03                 03/01/98           0.0000
105231                    N                  02/01/28
0

1707095       180/T18     F                  102,750.00         T
                          360                96,347.59          1
                          8.3750             780.97             75
                          8.1250             780.97
ROSEWELL      GA 30076    1                  03/25/98           00
0007616188                03                 05/01/98           0.0000
12580155                  O                  04/01/28
0

1708729       687/G02     F                  66,600.00          ZZ
                          360                62,653.57          2
                          8.3750             506.21             90
                          8.1250             506.21
ROCHESTER     NY 14613    1                  04/22/98           01
0430781310                05                 06/01/98           25.0000
1670026                   N                  05/01/28
0

1710425       369/G02     F                  32,000.00          ZZ
                          360                27,864.15          1
                          8.7500             251.75             85
                          8.5000             251.75
WARREN        OH 44485    1                  03/10/98           01
0430686162                05                 05/01/98           25.0000
60270436                  N                  04/01/28
0

1711234       A38/G02     F                  47,000.00          ZZ
                          360                42,844.58          1
                          8.7500             369.75             80
                          8.5000             369.75
SAN ANTONIO   TX 78233    1                  04/13/98           00
0430745505                05                 06/01/98           0.0000
8120202                   N                  05/01/28
0

1713810       J48/G02     F                  67,500.00          ZZ
                          360                63,243.96          2
                          8.5000             519.02             90
                          8.2500             519.02
HARRISBURG    PA 17104    1                  04/21/98           04
0430789057                05                 06/01/98           25.0000
02012010                  N                  05/01/28
0

1714318       180/G02     F                  166,500.00         ZZ
                          360                156,477.60         3
                          8.2500             1250.86            90
                          8.0000             1250.86
SHAKER HEIGHTSOH 44122    1                  04/17/98           04
0430788620                05                 06/01/98           25.0000
12572970                  N                  05/01/28
0

1716613       F96/T18     F                  121,400.00         ZZ
                          360                114,553.62         2
                          8.7500             955.05             78
                          8.5000             955.05
CITY OF GARFIENJ 07026    2                  04/28/98           00
0007682875                05                 06/01/98           0.0000
2419                      N                  05/01/28
0

1718053       E22/G02     F                  32,150.00          E
                          360                25,223.74          1
                          8.6250             250.06             75
                          8.3750             250.06
AUSTIN        TX 78745    1                  03/03/98           00
0410741953                01                 05/01/98           0.0000
410741953                 N                  04/01/28
0

1718238       455/G02     F                  39,550.00          T
                          360                33,185.36          1
                          9.0000             318.23             70
                          8.7500             318.23
STONE MOUNTAINGA 30083    1                  04/27/98           00
0430763516                09                 06/01/98           0.0000
59782                     O                  05/01/28
0

1718644       687/G02     F                  50,400.00          ZZ
                          360                47,039.43          2
                          8.7500             396.50             90
                          8.5000             396.50
HAMILTON      OH 45013    1                  04/29/98           01
0430795963                05                 06/01/98           25.0000
1673882                   N                  05/01/28
0

1720241       074/G02     F                  47,700.00          ZZ
                          360                44,778.01          2
                          8.2500             358.36             90
                          8.0000             358.36
ROCHESTER     NY 14613    2                  03/30/98           04
0430756726                05                 05/01/98           25.0000
1107039279                N                  04/01/28
0

1720290       074/G02     F                  36,000.00          ZZ
                          360                28,679.54          1
                          8.5000             276.81             90
                          8.2500             276.81
PHOENIX       AZ 85018    1                  03/03/98           11
0430757195                01                 05/01/98           25.0000
1207009360                N                  04/01/28
0

1720465       074/G02     F                  35,750.00          ZZ
                          360                31,469.93          1
                          8.5000             274.89             85
                          8.2500             274.89
OKLAHOMA CITY OK 73116    2                  03/30/98           01
0430758938                05                 05/01/98           20.0000
1563201020                N                  04/01/28
0

1720515       074/G02     F                  26,100.00          ZZ
                          360                23,776.99          1
                          8.7500             205.33             90
                          8.5000             205.33
GASTONIA      NC 28054    1                  03/13/98           11
0430759399                05                 05/01/98           25.0000
1577129839                N                  04/01/28
0

1720570       074/G02     F                  28,800.00          ZZ
                          360                24,546.97          2
                          8.7500             226.57             80
                          8.5000             226.57
DETROIT       MI 48238    1                  03/10/98           00
0430759936                05                 05/01/98           0.0000
1581168641                N                  04/01/28
0

1720906       883/G02     F                  45,000.00          ZZ
                          360                42,471.49          1
                          8.7500             354.02             90
                          8.5000             354.02
MABLETON      GA 30126    1                  04/17/98           01
0430756031                05                 06/01/98           25.0000
10003325                  N                  05/01/28
0

1720953       E22/G02     F                  30,400.00          ZZ
                          360                27,486.83          1
                          8.2500             228.39             80
                          8.0000             228.39
STUART        FL 34994    1                  03/25/98           00
0410719777                05                 05/01/98           0.0000
410719777                 O                  04/01/28
0

1721050       180/G02     F                  73,800.00          ZZ
                          360                69,545.23          4
                          8.5000             567.46             90
                          8.2500             567.46
PHOENIX       AZ 85014    1                  04/15/98           10
0430838243                05                 06/01/98           25.0000
12366787                  N                  05/01/28
0

1721722       E22/G02     F                  128,700.00         ZZ
                          360                120,534.46         1
                          8.2500             966.88             90
                          8.0000             966.88
KENT          WA 98031    1                  03/25/98           04
0410767164                05                 05/01/98           25.0000
410767164                 N                  04/01/28
0

1723140       H51/G02     F                  44,800.00          ZZ
                          360                42,033.41          1
                          8.0000             328.73             80
                          7.7500             328.73
DETROIT       MI 48213    5                  05/12/98           00
0430807255                05                 07/01/98           0.0000
981021618                 O                  06/01/28
0

1725071       E22/T18     F                  98,700.00          T
                          360                90,139.01          1
                          8.3750             750.19             70
                          8.1250             750.19
KISSIMMEE     FL 34747    1                  03/25/98           00
0007965197                05                 05/01/98           0.0000
410777015                 O                  04/01/28
0

1725497       E22/G02     F                  23,800.00          ZZ
                          360                22,574.99          1
                          9.2500             195.80             70
                          9.0000             195.80
KALAMAZOO     MI 49001    5                  03/26/98           00
0410772594                05                 05/01/98           0.0000
410772594                 N                  04/01/28
0

1725505       E22/G02     F                  24,500.00          ZZ
                          360                23,238.85          1
                          9.2500             201.56             70
                          9.0000             201.56
KALAMAZOO     MI 49001    5                  03/26/98           00
0410716559                05                 05/01/98           0.0000
410716559                 N                  04/01/28
0

1725721       687/G02     F                  27,000.00          ZZ
                          360                25,511.04          1
                          9.0000             217.25             90
                          8.7500             217.25
PITTSBURGH    PA 15218    1                  05/15/98           01
0430822163                05                 07/01/98           25.0000
1677811                   N                  06/01/28
0

1727746       E22/G02     F                  36,400.00          ZZ
                          360                33,460.37          1
                          8.0000             267.09             80
                          7.7500             267.09
ROCK ISLAND   IL 61201    1                  04/02/98           00
0410789713                05                 05/01/98           0.0000
410789713                 N                  04/01/28
0

1727849       E22/G02     F                  39,150.00          ZZ
                          360                37,090.23          2
                          9.1250             318.54             90
                          8.8750             318.54
BATON ROUGE   LA 70815    1                  03/30/98           04
0410793426                05                 05/01/98           25.0000
410793426                 N                  04/01/28
0

1729292       E82/G02     F                  60,350.00          ZZ
                          360                56,661.73          1
                          8.2500             453.39             85
                          8.0000             453.39
RUSSELL       PA 16345    5                  04/09/98           04
0400102273                05                 06/01/98           12.0000
400102273                 O                  05/01/28
0

1729504       E22/G02     F                  23,800.00          ZZ
                          360                22,574.99          1
                          9.2500             195.80             70
                          9.0000             195.80
KALAMAZOO     MI 49001    5                  03/27/98           00
0410772560                05                 05/01/98           0.0000
410772560                 N                  04/01/28
0

1730159       E22/G02     F                  99,000.00          ZZ
                          360                93,274.81          1
                          8.6250             770.01             90
                          8.3750             770.01
MIAMI         FL 33157    1                  04/06/98           04
0410795710                05                 05/01/98           25.0000
410795710                 N                  04/01/28
0

1730542       E22/G02     F                  65,600.00          ZZ
                          360                61,424.11          1
                          8.2500             492.83             80
                          8.0000             492.83
ORLANDO       FL 32822    1                  04/03/98           00
0410775522                05                 05/01/98           0.0000
410775522                 O                  04/01/28
0

1732139       225/447     F                  46,900.00          ZZ
                          360                44,076.35          2
                          8.2500             352.35             70
                          8.0000             352.35
SPRINGFIELD   IL 62704    5                  04/06/98           00
3836982                   05                 06/01/98           0.0000
7011514                   N                  05/01/28
0

1732234       B28/T18     F                  37,600.00          ZZ
                          360                34,514.03          1
                          8.2500             282.48             80
                          8.0000             282.48
COLORADO SPRINCO 80918    1                  04/17/98           01
0007570179                01                 06/01/98           12.0000
DB0323A                   O                  05/01/28
0

1732728       E46/T18     F                  116,000.00         ZZ
                          360                108,838.46         1
                          8.2500             871.47             80
                          8.0000             871.47
HARMONY TOWNSHNJ 08865    5                  05/20/98           00
10901899                  05                 07/01/98           0.0000
29672                     O                  06/01/28
0

1732783       F25/G02     F                  90,915.00          ZZ
                          360                85,756.63          3
                          8.6250             707.13             95
                          8.3750             707.13
NEWBURGH      NY 12550    1                  06/04/98           11
0430862193                07                 08/01/98           30.0000
0000                      O                  07/01/28
0

1733368       A35/G02     F                  100,700.00         ZZ
                          360                93,559.59          1
                          8.1250             747.69             80
                          7.8750             747.69
WEST BABYLON  NY 11704    1                  04/20/98           00
0430783472                05                 06/01/98           0.0000
NG                        O                  05/01/28
0

1733370       G34/G02     F                  20,250.00          ZZ
                          360                18,844.81          2
                          9.1250             164.77             90
                          8.8750             164.77
TOLEDO        OH 43606    1                  04/13/98           04
0430771360                05                 06/01/98           25.0000
80285106                  N                  05/01/28
0

1734234       G10/G02     F                  92,000.00          ZZ
                          360                86,601.96          1
                          8.5000             707.41             80
                          8.2500             707.41
DENTON        TX 76205    5                  03/27/98           00
0430771444                05                 05/01/98           0.0000
XB8030047                 N                  04/01/28
0

1734389       828/G02     F                  82,800.00          ZZ
                          360                78,098.28          2
                          8.5000             636.67             80
                          8.2500             636.67
ROUND ROCK    TX 78664    1                  05/20/98           00
0430855049                05                 07/01/98           0.0000
80030115                  N                  06/01/28
0

1734447       E22/G02     F                  114,300.00         ZZ
                          360                107,692.38         4
                          8.8750             909.42             80
                          8.6250             909.42
DALLAS        TX 75228    1                  04/17/98           00
0410796940                05                 06/01/98           0.0000
410796940                 N                  05/01/28
0

1735274       E22/G02     F                  65,600.00          ZZ
                          360                61,564.33          1
                          8.2500             492.83             80
                          8.0000             492.83
DALLAS        TX 75233    1                  04/23/98           00
0410832950                05                 06/01/98           0.0000
410832950                 O                  05/01/28
0

1735667       131/G02     F                  52,000.00          ZZ
                          360                48,636.83          1
                          8.5000             399.84             44
                          8.2500             399.84
OMAHA         NE 68114    1                  04/03/98           00
0430785345                05                 06/01/98           0.0000
1143243                   O                  05/01/28
0

1736145       E22/G02     F                  50,850.00          ZZ
                          360                44,217.61          2
                          8.5000             390.99             90
                          8.2500             390.99
DAVENPORT     IA 52804    1                  04/27/98           10
0410830657                05                 06/01/98           25.0000
410830657                 O                  05/01/28
0

1736338       E22/G02     F                  66,300.00          ZZ
                          360                62,309.08          1
                          8.2500             498.09             85
                          8.0000             498.09
HOLLYWOOD     FL 33024    5                  04/23/98           04
0410827976                05                 06/01/98           12.0000
410827976                 O                  05/01/28
0

1736569       G44/G02     F                  63,200.00          ZZ
                          360                58,075.71          1
                          8.5000             485.95             80
                          8.2500             485.95
MIAMI         FL 33189    1                  05/19/98           00
0430820977                05                 07/01/98           0.0000
0498042                   O                  06/01/28
0

1737144       623/985     F                  93,750.00          ZZ
                          360                87,973.53          4
                          8.3750             712.57             75
                          8.1250             712.57
CHICAGO HEIGHTIL 60411    5                  01/30/98           00
0202626131                05                 04/01/98           0.0000
964688                    N                  03/01/28
0

1737164       623/994     F                  129,500.00         ZZ
                          360                121,458.13         1
                          8.2500             972.89             70
                          8.0000             972.89
CLARKSTON     MI 48346    5                  03/13/98           00
5965305914                05                 05/01/98           0.0000
981945                    O                  04/01/28
0

1737239       623/994     F                  76,658.00          ZZ
                          360                72,161.26          4
                          8.5000             589.43             75
                          8.2500             589.43
CINCINNATI    OH 45237    2                  03/24/98           00
5965283988                05                 05/01/98           0.0000
995928                    O                  04/01/28
0

1737270       623/994     F                  41,650.00          ZZ
                          360                39,148.64          1
                          8.6250             323.95             75
                          8.3750             323.95
SAN BERNARDINOCA 92405    1                  03/31/98           00
5965283236                05                 06/01/98           0.0000
6240827                   N                  05/01/28
0

1737998       F34/G02     F                  40,500.00          ZZ
                          360                38,017.35          1
                          8.7500             318.62             90
                          8.5000             318.62
LAUDERHILL    FL 33313    1                  04/21/98           12
0430783522                07                 06/01/98           30.0000
9800274                   N                  05/01/28
0

1738469       E22/G02     F                  39,600.00          ZZ
                          360                37,589.71          3
                          9.1250             322.20             90
                          8.8750             322.20
YOUNGSTOWN    OH 44504    1                  04/29/98           11
0410812820                05                 06/01/98           25.0000
410812820                 N                  05/01/28
0

1738636       E22/G02     F                  73,200.00          ZZ
                          360                68,543.70          1
                          8.1250             543.51             60
                          7.8750             543.51
GRESHAM       OR 97030    2                  04/17/98           00
0410804371                05                 06/01/98           0.0000
410804371                 O                  05/01/28
0

1739313       498/G02     F                  41,400.00          ZZ
                          360                38,962.03          2
                          8.5000             318.34             90
                          8.2500             318.34
LOUISVILLE    KY 40214    2                  04/30/98           11
0430786517                05                 06/01/98           25.0000
1525986                   N                  05/01/28
0

1739371       828/G02     F                  85,600.00          ZZ
                          360                80,698.93          2
                          8.5000             658.19             80
                          8.2500             658.19
ROUND ROCK    TX 78664    1                  05/20/98           00
0430847582                05                 07/01/98           0.0000
80030118                  N                  06/01/28
0

1739372       828/G02     F                  88,000.00          ZZ
                          360                83,014.86          2
                          8.5000             676.65             80
                          8.2500             676.65
ROUND ROCK    TX 78664    1                  05/20/98           00
0430847715                05                 07/01/98           0.0000
80030119                  N                  06/01/28
0

1739374       828/G02     F                  82,800.00          ZZ
                          360                78,109.05          2
                          8.5000             636.67             80
                          8.2500             636.67
ROUND ROCK    TX 78664    1                  05/20/98           00
0430847681                05                 07/01/98           0.0000
80030116                  N                  06/01/28
0

1739377       828/G02     F                  88,000.00          ZZ
                          360                83,014.86          2
                          8.5000             676.65             80
                          8.2500             676.65
ROUND ROCK    TX 78664    1                  05/20/98           00
0430847616                05                 07/01/98           0.0000
80030121                  N                  06/01/28
0

1739381       828/G02     F                  88,000.00          ZZ
                          360                83,014.86          2
                          8.5000             676.65             80
                          8.2500             676.65
ROUND ROCK    TX 78664    1                  05/20/98           00
0430847640                05                 07/01/98           0.0000
80030122                  N                  06/01/28
0

1739387       828/G02     F                  82,800.00          ZZ
                          360                78,109.05          2
                          8.5000             636.67             80
                          8.2500             636.67
ROUND ROCK    TX 78664    1                  05/20/98           00
0430854638                05                 07/01/98           0.0000
80030117                  N                  06/01/28
0

1739453       E22/G02     F                  48,750.00          T
                          360                45,971.87          1
                          8.6250             379.17             75
                          8.3750             379.17
MADISON       TN 37115    5                  04/30/98           00
0410840219                01                 06/01/98           0.0000
410840219                 O                  05/01/28
0

1739667       B75/G02     F                  50,400.00          ZZ
                          360                47,395.04          1
                          8.3750             383.08             70
                          8.1250             383.08
DOUGLASVILLE  GA 30135    5                  05/28/98           00
0430902155                05                 07/01/98           0.0000
7717507                   N                  06/01/28
0

1739955       180/G02     F                  378,250.00         ZZ
                          360                341,217.07         1
                          8.0000             2775.46            85
                          7.7500             2775.46
PARADISE VALLEAZ 85253    5                  03/23/98           00
0430817650                05                 05/01/98           0.0000
12464046                  O                  04/01/28
0

1741006       E84/G02     F                  132,300.00         ZZ
                          360                121,918.27         1
                          9.1250             1076.44            90
                          8.8750             1076.44
DEL RIO       TX 78840    1                  04/14/98           04
0430799387                05                 06/01/98           25.0000
26980087                  N                  05/01/28
0

1741014       H49/G02     F                  80,000.00          ZZ
                          360                75,230.54          3
                          8.2500             601.01             80
                          8.0000             601.01
DAVENPORT     IA 52803    1                  05/21/98           00
0430823021                05                 07/01/98           0.0000
0012277456                N                  06/01/28
0

1741524       E22/G02     F                  54,000.00          ZZ
                          360                50,898.31          3
                          9.1250             439.36             90
                          8.8750             439.36
MILLS         WY 82644    1                  05/01/98           04
0410815914                05                 06/01/98           25.0000
410815914                 N                  05/01/28
0

1741857       E22/G02     F                  65,100.00          ZZ
                          360                61,091.37          1
                          8.1250             483.37             70
                          7.8750             483.37
SUN VALLEY    NV 89433    5                  04/30/98           00
0410802052                05                 07/01/98           0.0000
410802052                 N                  06/01/28
0

1742181       K18/T18     F                  142,000.00         T
                          360                133,988.42         1
                          8.6250             1104.47            80
                          8.3750             1104.47
KISSIMMEE     FL 34747    1                  04/30/98           00
0011693412                03                 06/01/98           0.0000
95400806                  O                  05/01/28
0

1742279       E22/G02     F                  72,000.00          ZZ
                          360                64,928.01          1
                          8.3750             547.25             87
                          8.1250             547.25
KISSIMMEE     FL 34744    2                  04/29/98           04
0410838783                27                 06/01/98           25.0000
410838783                 O                  05/01/28
0

1742851       637/G02     F                  92,000.00          ZZ
                          360                10,394.04          1
                          8.3750             699.27             80
                          8.1250             699.27
LAS VEGAS     NV 89129    3                  06/02/98           00
0430953653                03                 08/01/98           0.0000
8108268                   N                  07/01/28
0

1743284       134/G02     F                  119,700.00         ZZ
                          360                112,948.39         1
                          8.6250             931.02             90
                          8.3750             931.02
GRAND JUNCTIONCO 81504    1                  04/30/98           11
0430796763                05                 06/01/98           25.0000
59305800                  N                  05/01/28
0

1743571       638/G02     F                  109,650.00         ZZ
                          360                102,655.94         1
                          8.1250             814.15             85
                          7.8750             814.15
LINCOLN       DE 19960    5                  04/30/98           10
0430795666                05                 06/01/98           12.0000
8737745                   O                  05/01/28
0

1743813       H51/G02     F                  67,150.00          ZZ
                          360                63,355.24          1
                          8.5000             516.33             85
                          8.2500             516.33
PONTIAC       MI 48321    5                  06/10/98           10
0430862938                05                 08/01/98           12.0000
981022265                 O                  07/01/28
0

1744256       E22/G02     F                  67,500.00          ZZ
                          360                63,332.19          1
                          8.0000             495.29             75
                          7.7500             495.29
MOUNT JULIET  TN 37122    5                  05/06/98           00
0410819379                05                 07/01/98           0.0000
410819379                 O                  06/01/28
0

1744702       A37/G02     F                  76,500.00          ZZ
                          360                67,864.22          1
                          8.3750             581.46             85
                          8.1250             581.46
HAZEL CREST   IL 60429    5                  05/11/98           10
0430811497                05                 07/01/98           12.0000
98W59693                  O                  06/01/28
0

1745039       E22/G02     F                  28,000.00          ZZ
                          360                26,351.93          2
                          9.1250             227.82             70
                          8.8750             227.82
SPRINGFIELD   OH 45506    5                  05/04/98           00
0410838452                05                 07/01/98           0.0000
410838452                 N                  06/01/28
0

1745073       E22/G02     F                  42,000.00          ZZ
                          360                36,903.11          1
                          8.6250             326.67             70
                          8.3750             326.67
PHILADELPHIA  PA 19120    5                  03/26/98           00
0410756670                07                 05/01/98           0.0000
410756670                 N                  04/01/28
0

1745078       E22/G02     F                  30,600.00          ZZ
                          360                28,956.91          1
                          8.8750             243.47             90
                          8.6250             243.47
ROBBINS       IL 60472    1                  05/12/98           10
0410776165                05                 07/01/98           25.0000
410776165                 N                  06/01/28
0

1745099       B75/G02     F                  82,800.00          ZZ
                          360                77,756.36          1
                          8.3750             629.34             90
                          8.1250             629.34
LAS VEGAS     NV 89128    1                  04/23/98           11
0430818351                05                 06/01/98           25.0000
7688138                   N                  05/01/28
0

1747804       E22/G02     F                  65,700.00          ZZ
                          360                62,043.40          1
                          8.8750             522.74             90
                          8.6250             522.74
WATERFORD     MI 48328    1                  04/06/98           10
0410772487                05                 06/01/98           25.0000
410772487                 N                  05/01/28
0

1748976       292/G02     F                  48,000.00          ZZ
                          360                45,386.77          3
                          8.6250             373.34             90
                          8.3750             373.34
MEMPHIS       TN 38111    1                  06/25/98           19
0430898395                05                 08/01/98           25.0000
1405403                   N                  07/01/28
0

1749668       E22/G02     F                  320,000.00         ZZ
                          360                300,053.64         2
                          8.0000             2348.05            80
                          7.7500             2348.05
TEMPLE CITY   CA 91780    5                  05/11/98           00
0410855134                05                 07/01/98           0.0000
410855134                 O                  06/01/28
0

1750814       E22/G02     F                  85,500.00          ZZ
                          360                77,492.23          1
                          8.7500             672.63             90
                          8.5000             672.63
BATAVIA       OH 45103    1                  05/12/98           04
0410825178                05                 07/01/98           25.0000
410825178                 N                  06/01/28
0

1750827       E26/G02     F                  88,900.00          ZZ
                          360                84,056.05          4
                          8.7500             699.38             70
                          8.5000             699.38
EMMAUS        PA 18049    1                  05/22/98           00
0430850057                05                 07/01/98           0.0000
60800566                  N                  06/01/28
0

1750983       685/G02     F                  66,750.00          ZZ
                          360                62,969.04          1
                          8.5000             513.25             75
                          8.2500             513.25
LAS VEGAS     NV 89117    5                  05/22/98           00
0430833681                05                 07/01/98           0.0000
113261                    O                  06/01/28
0

1751177       180/G02     F                  57,200.00          ZZ
                          360                53,515.82          1
                          8.1250             424.71             79
                          7.8750             424.71
PHOENIX       AZ 85031    2                  04/21/98           00
0430845024                05                 06/01/98           0.0000
12450144                  N                  05/01/28
0

1751382       828/G02     F                  88,000.00          ZZ
                          360                83,014.86          2
                          8.5000             676.65             80
                          8.2500             676.65
ROUND ROCK    TX 78664    1                  05/20/98           00
0430852285                05                 07/01/98           0.0000
80030120                  N                  06/01/28
0

1752222       E22/G02     F                  38,250.00          ZZ
                          360                35,243.42          3
                          8.6250             297.50             90
                          8.3750             297.50
NORTH BRADDOCKPA 15104    1                  05/27/98           10
0410788509                05                 07/01/98           25.0000
410788509                 N                  06/01/28
0

1752391       E22/G02     F                  50,850.00          ZZ
                          360                48,024.81          1
                          9.0000             409.15             90
                          8.7500             409.15
WEST MONROE   LA 71291    1                  05/22/98           04
0410864318                05                 07/01/98           25.0000
410864318                 N                  06/01/28
0

1753455       E22/G02     F                  54,000.00          ZZ
                          360                50,864.02          1
                          8.5000             415.21             80
                          8.2500             415.21
REDMOND       WA 98052    1                  05/27/98           00
0410882500                01                 07/01/98           0.0000
410882500                 N                  06/01/28
0

1753701       700/G02     F                  38,800.00          ZZ
                          360                36,322.18          1
                          8.1250             288.09             80
                          7.8750             288.09
SEABROOK      TX 77586    1                  05/28/98           00
0430903278                01                 07/01/98           0.0000
126863                    N                  06/01/28
0

1753711       E22/G02     F                  42,350.00          ZZ
                          360                39,756.56          1
                          8.3750             321.89             75
                          8.1250             321.89
HUNTSVILLE    AL 35810    5                  05/20/98           00
0410881056                05                 07/01/98           0.0000
410881056                 O                  06/01/28
0

1753962       E86/G02     F                  51,200.00          ZZ
                          360                47,091.00          1
                          8.5000             393.68             80
                          8.2500             393.68
WHITE PLAINS  NY 10603    1                  06/03/98           00
0430846139                06                 08/01/98           0.0000
00                        O                  07/01/28
0

1754258       229/G02     F                  54,000.00          ZZ
                          360                50,017.66          2
                          8.1250             400.95             90
                          7.8750             400.95
POCATELLO     ID 83201    1                  06/15/98           01
0430904383                05                 08/01/98           25.0000
7996069                   N                  07/01/28
0

1754566       G70/G02     F                  44,100.00          ZZ
                          360                41,456.99          1
                          8.7500             346.93             90
                          8.5000             346.93
READING       PA 19611    1                  06/22/98           01
0430881268                07                 08/01/98           25.0000
101183                    O                  07/01/28
0

1756184       638/G02     F                  124,650.00         ZZ
                          360                117,890.96         4
                          8.7500             980.62             90
                          8.5000             980.62
CASA GRANDE   AZ 85222    1                  05/20/98           01
0430845396                05                 07/01/98           25.0000
8730068                   N                  06/01/28
0

1756364       L16/G02     F                  102,700.00         E
                          360                96,983.45          1
                          9.0000             826.35             69
                          8.7500             826.35
SOUTH PADRE ISTX 78597    1                  06/19/98           00
0430903674                04                 08/01/98           0.0000
1756364                   N                  07/01/28
0

1756990       E22/G02     F                  49,950.00          ZZ
                          360                47,478.77          1
                          9.2500             410.93             90
                          9.0000             410.93
WARREN        MI 48091    1                  06/08/98           10
0410870364                05                 08/01/98           25.0000
410870364                 N                  07/01/28
0

1756999       E22/G02     F                  76,000.00          ZZ
                          360                71,209.54          1
                          8.0000             557.66             80
                          7.7500             557.66
ARLINGTON     TX 76017    1                  06/10/98           00
0410890495                05                 08/01/98           0.0000
410890495                 O                  07/01/28
0

1757137       976/076     F                  78,750.00          ZZ
                          360                73,990.28          1
                          8.1250             584.72             75
                          7.8750             584.72
ALBUQUERQUE   NM 87112    5                  05/21/98           00
14102578                  05                 07/01/98           0.0000
5189805                   N                  06/01/28
0

1757161       976/076     F                  40,000.00          ZZ
                          360                37,509.08          1
                          8.0000             293.51             66
                          7.7500             293.51
HAMILTON      OH 45011    5                  05/01/98           00
14108463                  05                 07/01/98           0.0000
5213385                   N                  06/01/28
0

1757319       976/076     F                  56,250.00          ZZ
                          360                52,775.72          2
                          8.0000             412.75             75
                          7.7500             412.75
COVINGTON     KY 41016    5                  05/22/98           00
14195122                  05                 07/01/98           0.0000
5308001                   N                  06/01/28
0

1757325       976/076     F                  86,250.00          ZZ
                          360                81,337.06          1
                          8.5000             663.19             75
                          8.2500             663.19
HATTIESBURG   MS 39402    5                  06/03/98           00
14198138                  05                 07/01/98           0.0000
5308677                   N                  06/01/28
0

1757326       976/076     F                  96,000.00          ZZ
                          360                90,679.16          1
                          8.6250             746.68             80
                          8.3750             746.68
HATTIESBURG   MS 39402    5                  06/03/98           00
14198139                  05                 07/01/98           0.0000
5308678                   N                  06/01/28
0

1757327       976/076     F                  99,000.00          ZZ
                          360                93,619.41          4
                          8.8750             787.69             90
                          8.6250             787.69
NEW ORLEANS   LA 70119    1                  05/15/98           11
14198299                  05                 07/01/98           25.0000
5308751                   N                  06/01/28
0

1757366       976/076     F                  46,400.00          ZZ
                          360                43,827.53          1
                          8.6250             360.90             80
                          8.3750             360.90
SAN ANGELO    TX 76904    5                  05/19/98           00
14231091                  05                 07/01/98           0.0000
5314117                   N                  06/01/28
0

1757443       976/076     F                  40,500.00          ZZ
                          360                36,627.67          2
                          8.8750             322.24             90
                          8.6250             322.24
PHILADELPHIA  PA 19143    1                  05/28/98           11
14320040                  05                 07/01/98           25.0000
5331504                   N                  06/01/28
0

1757529       976/076     F                  100,000.00         ZZ
                          360                93,892.70          1
                          8.1250             742.50             75
                          7.8750             742.50
LOS ANGELES   CA 90047    2                  05/19/98           00
14853978                  05                 07/01/98           0.0000
5507271                   O                  06/01/28
0

1758751       E29/G02     F                  27,450.00          ZZ
                          360                25,613.32          2
                          8.8750             218.40             90
                          8.6250             218.40
FORT WAYNE    IN 46807    1                  06/03/98           04
0430906974                05                 08/01/98           25.0000
000000                    N                  07/01/28
0

1758871       E22/G02     F                  48,000.00          ZZ
                          360                45,386.77          1
                          8.6250             373.34             80
                          8.3750             373.34
ALEXANDRIA    LA 71303    1                  06/08/98           00
0410889976                05                 08/01/98           0.0000
410889976                 N                  07/01/28
0

1758892       E22/G02     F                  884,000.00         ZZ
                          360                834,996.24         1
                          8.6250             6875.66            45
                          8.3750             6875.66
SCARSDALE     NY 10583    5                  05/12/98           00
0410728620                05                 07/01/98           0.0000
410728620                 O                  06/01/28
0

1759235       K92/G02     F                  392,000.00         ZZ
                          360                370,187.91         1
                          8.5000             3014.14            80
                          8.2500             3014.14
VIDALIA       GA 30474    2                  06/30/98           00
0430895904                05                 08/01/98           0.0000
MITCHELL                  O                  07/01/28
0

1760003       E22/G02     F                  85,400.00          ZZ
                          360                80,184.96          1
                          8.5000             656.65             70
                          8.2500             656.65
MIAMI         FL 33157    5                  06/16/98           00
0410890362                05                 08/01/98           0.0000
410890362                 N                  07/01/28
0

1761380       E22/G02     F                  36,000.00          ZZ
                          360                34,279.57          2
                          9.5000             302.71             90
                          9.2500             302.71
ELWOOD        IN 46036    1                  06/18/98           04
0410893325                05                 08/01/98           25.0000
410893325                 N                  07/01/28
0

1761407       K18/G02     F                  128,000.00         T
                          360                120,213.66         1
                          8.2500             961.62             80
                          8.0000             961.62
KISSIMMEE     FL 34747    1                  06/10/98           00
0430858829                03                 08/01/98           0.0000
95400800                  O                  07/01/28
0

1761829       K37/G02     F                  134,000.00         ZZ
                          360                125,898.78         1
                          8.0000             983.24             90
                          7.7500             983.24
LINCOLN       NE 68516    1                  07/02/98           04
0430898908                03                 09/01/98           25.0000
0000                      O                  08/01/28
0

1761923       E26/G02     F                  30,800.00          ZZ
                          360                29,016.37          2
                          8.3750             234.11             70
                          8.1250             234.11
CHATTANOOGA   TN 37404    5                  05/26/98           00
0430867960                05                 07/01/98           0.0000
33800502                  N                  06/01/28
0

1761960       766/G02     F                  38,000.00          ZZ
                          360                35,885.31          1
                          8.5000             292.19             95
                          8.2500             292.19
HIALEAH       FL 33016    1                  06/18/98           01
0430867770                01                 08/01/98           30.0000
0000                      O                  07/01/28
0

1762020       588/G02     F                  152,000.00         ZZ
                          360                139,144.44         1
                          8.0000             1115.33            80
                          7.7500             1115.33
JEFFERSON TOWNNJ 07438    1                  06/10/98           00
0430878017                05                 08/01/98           0.0000
28125                     O                  07/01/28
0

1762109       134/G02     F                  71,900.00          ZZ
                          360                66,097.54          4
                          8.5000             552.85             90
                          8.2500             552.85
COLUMBUS      OH 43213    1                  05/29/98           11
0430869966                05                 07/01/98           25.0000
59345941                  N                  06/01/28
0

1762358       E22/G02     F                  29,700.00          ZZ
                          360                28,118.18          2
                          8.7500             233.65             90
                          8.5000             233.65
DETROIT       MI 48204    1                  06/19/98           04
0410874846                05                 08/01/98           25.0000
410874846                 N                  07/01/28
0

1762509       G51/G02     F                  32,400.00          ZZ
                          360                30,711.75          2
                          8.8750             257.79             90
                          8.6250             257.79
BUFFALO       NY 14206    1                  06/22/98           10
0430870766                05                 08/01/98           25.0000
279447                    N                  07/01/28
0

1762704       E22/G02     F                  32,300.00          ZZ
                          360                29,819.39          1
                          8.1250             239.83             85
                          7.8750             239.83
PHILADELPHIA  PA 19132    5                  06/17/98           04
0410911176                05                 08/01/98           12.0000
410911176                 O                  07/01/28
0

1762904       E22/G02     F                  24,000.00          ZZ
                          360                21,950.29          1
                          8.7500             188.81             75
                          8.5000             188.81
BOYNTON BEACH FL 33435    1                  06/19/98           00
0410918981                01                 08/01/98           0.0000
410918981                 N                  07/01/28
0

1762907       882/G02     F                  151,300.00         ZZ
                          240                127,624.61         1
                          8.2500             1289.18            85
                          8.0000             1289.18
MIAMI         FL 33155    5                  06/08/98           01
0430878124                05                 08/01/98           12.0000
985209                    O                  07/01/18
0

1763450       E22/G02     F                  58,150.00          ZZ
                          360                55,084.71          2
                          8.8750             462.67             90
                          8.6250             462.67
ASHTABULA     OH 44004    1                  06/23/98           10
0410883771                05                 08/01/98           25.0000
410883771                 N                  07/01/28
0

1763799       H06/G02     F                  103,350.00         ZZ
                          360                96,603.02          1
                          8.0000             758.35             80
                          7.7500             758.35
BROOKLYN PARK MN 55443    1                  06/19/98           00
0430882126                05                 08/01/98           0.0000
10300657                  O                  07/01/28
0

1763812       E22/G02     F                  47,700.00          ZZ
                          360                43,059.31          4
                          8.8750             379.52             90
                          8.6250             379.52
BURLINGTON    IA 52601    1                  06/26/98           04
0410922975                05                 08/01/98           25.0000
410922975                 N                  07/01/28
0

1763868       966/G02     F                  42,400.00          ZZ
                          360                39,240.21          1
                          8.2500             318.54             80
                          8.0000             318.54
HULBERT       OK 74441    5                  06/10/98           00
0430866723                05                 08/01/98           0.0000
30006527                  O                  07/01/28
0

1764437       E22/G02     F                  84,000.00          ZZ
                          360                79,090.78          4
                          8.5000             645.89             70
                          8.2500             645.89
HUBER HEIGHTS OH 45424    5                  06/17/98           00
0410879035                05                 08/01/98           0.0000
410879035                 N                  07/01/28
0

1764562       822/G02     F                  35,100.00          ZZ
                          360                30,867.29          1
                          8.1250             260.62             90
                          7.8750             260.62
PHILADELPHIA  PA 19120    1                  05/14/98           11
0430873794                07                 07/01/98           25.0000
3636001248                N                  06/01/28
0

1764615       638/G02     F                  49,500.00          ZZ
                          360                46,804.81          2
                          8.6250             385.01             90
                          8.3750             385.01
AKRON         OH 44314    1                  06/18/98           14
0430877902                05                 08/01/98           25.0000
8727910                   N                  07/01/28
0

1764947       E22/G02     F                  70,200.00          ZZ
                          360                66,531.79          2
                          9.0000             564.85             90
                          8.7500             564.85
CHICAGO       IL 60637    1                  06/18/98           04
0410896146                05                 08/01/98           25.0000
410896146                 N                  07/01/28
0

1765255       163/G02     F                  88,000.00          ZZ
                          360                70,117.82          1
                          8.5000             676.64             80
                          8.2500             676.64
WESTBROOK     ME 04092    1                  05/26/98           00
0430891937                05                 07/01/98           0.0000
373114906                 O                  06/01/28
0

1765344       904/G02     F                  438,000.00         ZZ
                          360                403,188.95         1
                          8.2500             3290.55            79
                          8.0000             3290.55
SOUTH JORDAN  UT 84095    2                  06/29/98           00
0430887380                05                 08/01/98           0.0000
UNKNOWN                   O                  07/01/28
0

1766062       354/S48     F                  79,000.00          ZZ
                          360                74,101.16          1
                          8.0000             579.68             77
                          7.7500             579.68
CHARLOTTE     NC 28216    2                  05/06/98           00
0026320473                03                 07/01/98           0.0000
26320473                  O                  06/01/28
0

1766071       354/S48     F                  71,000.00          ZZ
                          360                66,615.30          1
                          8.0000             520.98             74
                          7.7500             520.98
TITUSVILLE    FL 32796    2                  05/18/98           00
0026351791                05                 07/01/98           0.0000
26351791                  O                  06/01/28
0

1766204       698/G02     F                  500,000.00         ZZ
                          360                468,510.12         1
                          8.0000             3668.82            67
                          7.7500             3668.82
LOS ANGELES (ECA 91436    5                  06/23/98           00
0430889329                05                 08/01/98           0.0000
34204530                  O                  07/01/28
0

1766534       H93/G02     F                  72,100.00          ZZ
                          360                67,725.97          1
                          8.0000             529.04             70
                          7.7500             529.04
THOMASBORO    IL 61878    5                  06/19/98           00
0430890459                05                 08/01/98           0.0000
9838437                   O                  07/01/28
0

1766753       225/447     F                  46,350.00          ZZ
                          360                43,671.87          2
                          8.5000             356.40             90
                          8.2500             356.40
OVERLAND      MO 63114    1                  06/24/98           04
3837763                   05                 08/01/98           25.0000
7034699                   N                  07/01/28
0

1767608       074/G02     F                  40,000.00          ZZ
                          360                37,095.00          1
                          8.0000             293.51             58
                          7.7500             293.51
YUKON         OK 73099    2                  05/22/98           00
0430940262                05                 07/01/98           0.0000
1563213471                O                  06/01/28
0

1770567       286/286     F                  19,400.00          ZZ
                          360                15,207.78          1
                          8.8750             154.36             90
                          8.6250             154.36
KANSAS CITY   KS 66104    1                  05/20/98           11
8780823                   05                 07/01/98           25.0000
8780823                   N                  06/01/28
0

1770891       025/025     F                  39,550.00          ZZ
                          360                37,168.90          1
                          8.2500             297.13             70
                          8.0000             297.13
AUGUSTA       GA 30906    5                  04/15/98           00
0003745759                05                 06/01/98           0.0000
374575                    N                  05/01/28
0

1771038       E22/G02     F                  44,000.00          ZZ
                          360                41,295.37          2
                          8.3750             334.43             70
                          8.1250             334.43
TWIN FALLS    ID 83301    2                  06/19/98           00
0410864524                05                 08/01/98           0.0000
410864524                 N                  07/01/28
0

1772073       623/994     F                  467,000.00         ZZ
                          360                438,252.36         1
                          8.2500             3508.42            90
                          8.0000             3508.42
ROWLAND HEIGHTCA 91748    1                  05/20/98           11
5965276842                03                 07/01/98           25.0000
6230722                   O                  06/01/28
0

1772242       E22/G02     F                  28,800.00          ZZ
                          360                26,248.50          1
                          8.2500             216.36             80
                          8.0000             216.36
ROCK ISLAND   IL 61201    1                  06/30/98           00
0410924757                05                 08/01/98           0.0000
410924757                 N                  07/01/28
0

1772486       E22/G02     F                  121,100.00         T
                          360                114,361.99         1
                          8.5000             931.15             80
                          8.2500             931.15
DAVENPORT     FL 33837    1                  06/08/98           00
0410822605                03                 08/01/98           0.0000
410822605                 O                  07/01/28
0

1773241       E26/G02     F                  59,800.00          ZZ
                          360                56,544.26          1
                          8.6250             465.12             65
                          8.3750             465.12
DORAVILLE     GA 30340    5                  06/30/98           00
0430901041                05                 08/01/98           0.0000
33800823                  N                  07/01/28
0

1773363       225/447     F                  28,800.00          ZZ
                          360                27,184.96          1
                          8.5000             221.45             90
                          8.2500             221.45
TOLEDO        OH 43605    1                  07/08/98           12
3837626                   05                 09/01/98           25.0000
7030573                   N                  08/01/28
0

1773586       E22/G02     F                  51,100.00          ZZ
                          360                47,967.23          1
                          8.8750             406.57             70
                          8.6250             406.57
HARPER WOODS  MI 48225    5                  07/07/98           00
0410928022                05                 08/01/98           0.0000
410928022                 N                  07/01/28
0

1776027       E22/G02     F                  80,000.00          ZZ
                          360                74,769.40          1
                          8.2500             601.01             72
                          8.0000             601.01
BIRCH RUN     MI 48415    2                  05/27/98           00
0410834154                05                 07/01/98           0.0000
410834154                 O                  06/01/28
0

1776843       480/G02     F                  179,200.00         ZZ
                          360                169,269.38         4
                          8.6250             1393.80            80
                          8.3750             1393.80
BOISE         ID 83703    2                  05/26/98           00
0430925248                03                 07/01/98           0.0000
3523818                   N                  06/01/28
0

1777093       638/G02     F                  66,150.00          ZZ
                          360                62,612.94          1
                          8.6250             514.51             90
                          8.3750             514.51
GREENSBURG    PA 15601    1                  07/10/98           04
0430918847                05                 09/01/98           25.0000
87578557                  N                  08/01/28
0

1777740       455/G02     F                  181,100.00         ZZ
                          360                171,416.87         1
                          8.6250             1408.58            95
                          8.3750             1408.58
LILBURN       GA 30047    1                  07/16/98           01
0430930719                03                 09/01/98           30.0000
74087                     O                  08/01/28
0

1777828       180/G02     F                  114,000.00         ZZ
                          360                107,858.66         4
                          8.7500             896.84             80
                          8.5000             896.84
DOE RUN       MO 63640    5                  07/01/98           00
0430954867                05                 08/01/98           0.0000
12903480                  N                  07/01/28
0

1777930       E22/G02     F                  76,500.00          ZZ
                          360                71,754.36          1
                          8.0000             561.33             85
                          7.7500             561.33
CHICAGO       IL 60628    5                  06/29/98           10
0410878995                05                 08/01/98           12.0000
410878995                 O                  07/01/28
0

1778148       F60/G02     F                  111,200.00         ZZ
                          360                101,500.27         1
                          8.0000             815.95             80
                          7.7500             815.95
KENNER        LA 70065    1                  07/17/98           00
0430920538                05                 09/01/98           0.0000
443927                    O                  08/01/28
0

1779371       638/G02     F                  22,500.00          ZZ
                          360                18,385.16          1
                          8.6250             175.00             90
                          8.3750             175.00
INDIANAPOLIS  IN 46222    1                  07/13/98           10
0430922328                05                 09/01/98           25.0000
8767438                   N                  08/01/28
0

1779686       E22/G02     F                  37,200.00          ZZ
                          360                34,954.79          2
                          8.6250             289.34             75
                          8.3750             289.34
COLUMBUS      OH 43205    2                  07/07/98           00
0410932735                05                 09/01/98           0.0000
410932735                 N                  08/01/28
0

1780077       G51/G02     F                  49,500.00          ZZ
                          360                46,823.43          1
                          8.8750             393.85             90
                          8.6250             393.85
NIAGARA FALLS NY 14301    1                  07/23/98           10
0430925388                05                 09/01/98           25.0000
UNKNOWN                   N                  08/01/28
0

1780095       637/G02     F                  70,155.00          ZZ
                          360                66,104.62          1
                          8.5000             539.44             90
                          8.2500             539.44
GARLAND       TX 75043    3                  06/05/98           11
0430928168                05                 08/01/98           25.0000
0011743267                N                  07/01/28
0

1782048       003/G02     F                  156,000.00         ZZ
                          360                145,977.75         1
                          8.0000             1144.68            80
                          7.7500             1144.68
LAWRENCEVILLE GA 30042    1                  07/22/98           00
0430953372                05                 09/01/98           0.0000
10507952                  O                  08/01/28
0

1783587       E82/G02     F                  55,800.00          ZZ
                          360                51,668.23          2
                          8.7500             438.98             90
                          8.5000             438.98
SYRACUSE      NY 13210    1                  08/04/98           04
0400126280                05                 09/01/98           25.0000
0400126280                N                  08/01/28
0

1808997       593/447     F                  27,000.00          ZZ
                          360                8,093.87           1
                          10.0000            237.06             89
                          9.7500             237.06
GRANGER       UT 84119    1                  08/04/78           10
2882541                   05                 10/01/78           17.0000
5397674                   O                  09/01/08
0

1833695       201/G01     F                  285,000.00         ZZ
                          360                261,864.61         1
                          8.0000             2091.23            94
                          7.7500             2091.23
SMYRNA        GA 30080    1                  10/30/98           04
0431111285                05                 12/01/98           30.0000
406838                    O                  11/01/28
0

1892613       B75/G02     F                  22,500.00          ZZ
                          360                20,617.32          1
                          8.5000             173.01             90
                          8.2500             173.01
MEMPHIS       TN 38118    1                  02/23/99           01
0431255181                01                 04/01/99           25.0000
6394662                   N                  03/01/29
0

1900393       637/G02     F                  62,100.00          ZZ
                          360                58,940.27          3
                          8.3750             472.01             90
                          8.1250             472.01
PENSACOLA     FL 32505    1                  03/30/99           11
0431285949                05                 05/01/99           25.0000
0011377009                N                  04/01/29
0

1910968       P01/G02     F                  35,910.00          ZZ
                          360                34,414.40          2
                          9.0000             288.94             90
                          8.7500             288.94
UTICA         NY 13502    1                  06/04/99           04
0431359538                05                 08/01/99           25.0000
0000                      N                  07/01/29
0

1915085       721/G02     F                  35,100.00          ZZ
                          360                33,501.83          2
                          8.5000             269.89             90
                          8.2500             269.89
GARY          IN 46409    1                  05/07/99           10
0431374057                05                 07/01/99           25.0000
7850008698                N                  06/01/29
0

1918204       E44/G02     F                  22,500.00          ZZ
                          360                21,164.03          1
                          8.7500             177.01             90
                          8.5000             177.01
EAST CARBON   UT 84520    1                  06/04/99           01
0431357334                05                 08/01/99           25.0000
54990134                  N                  07/01/29
0

1923242       702/M32     F                  350,000.00         ZZ
                          360                334,188.95         1
                          8.3750             2660.25            78
                          8.1250             2660.25
RICHMOND      VT 05477    4                  07/29/99           00
307008607                 05                 10/01/99           0.0000
2096934                   O                  09/01/29
0

1923342       G70/G02     F                  20,800.00          ZZ
                          360                18,565.66          1
                          9.0000             167.36             64
                          8.7500             167.36
WILMINGTON    DE 19809    1                  07/07/99           00
0431390749                01                 09/01/99           0.0000
101391                    N                  08/01/29
0

1923416       G70/G02     F                  20,800.00          ZZ
                          360                18,565.66          1
                          9.0000             167.36             64
                          8.7500             167.36
WILMINGTON    DE 19809    1                  07/07/99           00
0431390756                01                 09/01/99           0.0000
101390                    N                  08/01/29
0

1923438       G70/G02     F                  20,800.00          ZZ
                          360                18,565.66          1
                          9.0000             167.36             64
                          8.7500             167.36
WILMINGTON    DE 19809    1                  07/07/99           00
0431390699                01                 09/01/99           0.0000
101388                    N                  08/01/29
0

1923823       P01/G02     F                  81,000.00          ZZ
                          360                77,573.76          2
                          8.6250             630.01             90
                          8.3750             630.01
ALBANY        NY 12203    1                  07/29/99           04
0431414846                05                 09/01/99           25.0000
0000                      N                  08/01/29
0

1924081       992/G02     F                  140,000.00         ZZ
                          360                133,810.34         2
                          8.5000             1076.48            80
                          8.2500             1076.48
BRONX         NY 10466    1                  08/17/99           00
0431426279                07                 10/01/99           0.0000
364582                    N                  09/01/29
0

1924332       G18/G02     F                  88,000.00          ZZ
                          360                84,125.89          1
                          8.3750             668.86             80
                          8.1250             668.86
MILFORD       IA 51351    5                  08/05/99           00
0431417948                05                 10/01/99           0.0000
1924332                   O                  09/01/29
0

1931568       F25/G02     F                  100,720.00         ZZ
                          360                96,239.85          1
                          8.2500             756.68             80
                          8.0000             756.68
PAWLING       NY 12564    1                  08/09/99           00
0431436070                01                 10/01/99           0.0000
0000                      N                  09/01/29
0

1933179       B26/G02     F                  195,600.00         ZZ
                          360                187,210.41         2
                          8.6250             1521.36            80
                          8.3750             1521.36
OZONE PARK    NY 11420    1                  09/21/99           00
0431508365                05                 11/01/99           0.0000
1311014499                O                  10/01/29
0

1933590       P93/G02     F                  46,400.00          ZZ
                          360                44,603.35          1
                          8.8750             369.18             80
                          8.6250             369.18
LAVISTA       NE 68128    1                  09/10/99           00
0431555531                05                 11/01/99           0.0000
KNUDSEN                   N                  10/01/29
0

1934793       899/G02     F                  40,500.00          ZZ
                          360                39,028.15          1
                          9.5000             340.55             90
                          9.2500             340.55
STEELTON      PA 17113    1                  08/31/99           01
0431555572                05                 10/01/99           25.0000
99276351                  N                  09/01/29
0

1936739       828/G02     F                  53,550.00          ZZ
                          360                51,071.76          1
                          8.6250             416.51             90
                          8.3750             416.51
FRIENDSWOOD   TX 77546    1                  09/16/99           11
0431540194                05                 11/01/99           25.0000
99350031                  N                  10/01/29
0

1939927       B75/G02     F                  85,050.00          ZZ
                          360                80,966.57          4
                          8.7500             669.09             90
                          8.5000             669.09
FLINT         MI 48503    1                  08/19/99           14
0431452598                05                 10/01/99           25.0000
1733070                   N                  09/01/29
0

1942153       K37/G02     F                  66,150.00          ZZ
                          360                63,867.90          1
                          9.5000             556.23             90
                          9.2500             556.23
LINCOLN       NE 68506    1                  09/28/99           12
0431529742                05                 11/01/99           25.0000
5945                      N                  10/01/29
0

1944081       800/G02     F                  76,400.00          ZZ
                          360                72,929.11          1
                          9.5000             642.41             90
                          9.2500             642.41
ROXBURY       MA 02119    1                  10/20/99           04
0431574920                07                 12/01/99           25.0000
991441                    N                  11/01/29
0

1946224       183/G02     F                  48,000.00          ZZ
                          360                46,081.93          1
                          9.1250             390.55             80
                          8.8750             390.55
SEDALIA       MO 65301    5                  09/23/99           00
0431517846                05                 11/01/99           0.0000
800172671                 O                  10/01/29
0

1948275       637/G02     F                  68,850.00          ZZ
                          360                66,024.30          2
                          9.0000             553.99             90
                          8.7500             553.99
LONGVIEW      WA 98632    1                  09/16/99           14
0431556919                05                 11/01/99           25.0000
0010279149                N                  10/01/29
0

1948409       163/G02     F                  134,000.00         ZZ
                          360                127,727.82         1
                          8.0000             983.24             80
                          7.7500             983.24
LAKE ELSINORE CA 92503    1                  09/22/99           00
0431554179                05                 11/01/99           0.0000
70510080                  O                  10/01/29
0

1950166       E45/G02     F                  97,600.00          ZZ
                          360                93,007.12          1
                          8.5000             750.46             80
                          8.2500             750.46
TOCCOA        GA 30577    2                  09/27/99           00
0431560333                05                 11/01/99           0.0000
54109                     O                  10/01/29
0

1950637       637/G02     F                  52,650.00          ZZ
                          360                50,657.29          1
                          9.0000             423.64             79
                          8.7500             423.64
HOUSTON       TX 77065    1                  09/28/99           00
0431579473                05                 11/01/99           0.0000
0017607045                N                  10/01/29
0

1950679       637/G02     F                  56,100.00          ZZ
                          360                53,856.89          1
                          8.8750             446.36             85
                          8.6250             446.36
WALKER        LA 70785    5                  09/24/99           11
0431579028                05                 11/01/99           12.0000
0017669250                O                  10/01/29
0

1950720       638/G02     F                  40,500.00          ZZ
                          360                39,158.46          1
                          9.6250             344.25             90
                          9.3750             344.25
WILKES BARRE  PA 18705    1                  10/15/99           01
0431581743                05                 12/01/99           25.0000
8934988                   N                  11/01/29
0

1950956       K15/G02     F                  107,700.00         ZZ
                          360                103,985.05         4
                          9.5000             905.60             72
                          9.2500             905.60
TEMPE         AZ 85282    2                  09/21/99           00
0431578277                05                 11/01/99           0.0000
1744366                   N                  10/01/29
0

1951222       B90/G02     F                  95,200.00          ZZ
                          360                90,475.57          1
                          8.7500             748.94             80
                          8.5000             748.94
ROCKFORD      IL 61107    1                  10/25/99           00
0431589233                05                 12/01/99           0.0000
901158411                 O                  11/01/29
0

1951245       J53/G02     F                  62,400.00          ZZ
                          360                59,777.67          1
                          8.5000             479.80             80
                          8.2500             479.80
MIDLAND       TX 79703    2                  09/23/99           00
0431603513                05                 11/01/99           0.0000
230091620                 O                  10/01/29
0

1951793       E45/G02     F                  36,000.00          ZZ
                          360                34,489.28          1
                          8.7500             283.21             80
                          8.5000             283.21
SWAINSBORO    GA 30401    5                  10/25/99           00
0431592302                05                 12/01/99           0.0000
58524                     O                  11/01/29
0

1956482       828/G02     F                  58,500.00          ZZ
                          360                56,331.95          2
                          8.7500             460.22             90
                          8.5000             460.22
FORT WORTH    TX 76107    1                  12/22/99           11
0431747906                05                 02/01/00           25.0000
95400053                  N                  01/01/30
0

1958069       K15/G02     F                  50,000.00          ZZ
                          360                48,253.95          1
                          9.2500             411.34             84
                          9.0000             411.34
SPENCER       TN 38585    5                  10/28/99           10
0431681832                05                 01/01/00           12.0000
003705300060              O                  12/01/29
0

1959120       687/G02     F                  73,500.00          ZZ
                          360                71,266.20          4
                          9.8750             638.24             70
                          9.6250             638.24
NORTH TONAWANDNY 14120    5                  01/21/00           00
0431819184                05                 03/01/00           0.0000
9912100783                N                  02/01/30
0

1960283       K15/G02     F                  64,000.00          ZZ
                          360                61,793.42          2
                          9.3750             532.32             80
                          9.1250             532.32
FORT PIERCE   FL 34950    1                  11/23/99           00
0431701580                05                 01/01/00           0.0000
3004638                   N                  12/01/29
0

1961840       P01/G02     F                  55,800.00          ZZ
                          360                53,370.37          2
                          9.3750             464.12             90
                          9.1250             464.12
SCHENECTADY   NY 12308    1                  03/01/00           04
0431884071                05                 04/01/00           25.0000
MUSCO                     N                  03/01/30
0

1962413       K15/G02     F                  196,000.00         ZZ
                          360                189,050.35         1
                          9.5000             1648.07            80
                          9.2500             1648.07
CHICAGO       IL 60622    1                  12/03/99           00
0431742410                05                 02/01/00           0.0000
3004406                   O                  01/01/30
0

1962655       P16/G02     F                  66,000.00          ZZ
                          360                63,749.18          1
                          9.1250             537.00             80
                          8.8750             537.00
CASA GRANDE   AZ 85222    5                  01/05/00           00
0431804020                05                 03/01/00           0.0000
50005017                  O                  02/01/30
0

1962671       M81/G02     F                  102,000.00         ZZ
                          360                95,453.72          1
                          8.8750             811.56             75
                          8.6250             811.56
MILTON        FL 32583    5                  12/31/99           00
0431750314                05                 03/01/00           0.0000
92569860                  O                  02/01/30
0

1963127       Q73/G02     F                  50,750.00          ZZ
                          360                48,912.03          1
                          8.8750             403.79             70
                          8.6250             403.79
BRANDON       MS 39047    2                  12/17/99           00
0431752377                05                 02/01/00           0.0000
991996                    N                  01/01/30
0

1963131       P92/G02     F                  30,600.00          ZZ
                          360                28,004.96          1
                          8.2500             229.89             90
                          8.0000             229.89
TULSA         OK 74119    1                  12/28/99           12
0431752344                01                 02/01/00           25.0000
600207                    O                  01/01/30
0

1963241       K15/G02     F                  70,000.00          ZZ
                          360                67,522.54          1
                          9.0000             563.24             84
                          8.7500             563.24
NEW WINDSOR   IL 61465    5                  12/10/99           10
0431771252                05                 02/01/00           12.0000
029405422833              O                  01/01/30
0

1963487       455/G02     F                  48,750.00          ZZ
                          360                46,374.87          1
                          9.7500             418.84             75
                          9.5000             418.84
DUNWOODY      GA 30350    2                  12/21/99           00
0431753763                01                 02/01/00           0.0000
09000136                  N                  01/01/30
0

1963955       A50/074     F                  56,700.00          ZZ
                          360                54,693.59          3
                          9.0000             456.22             90
                          8.7500             456.22
PENSACOLA     FL 32505    1                  12/17/99           04
0910005801                05                 02/01/00           25.0000
127250                    N                  01/01/30
0

1964001       P92/G02     F                  40,000.00          ZZ
                          360                38,375.44          1
                          8.2500             300.51             80
                          8.0000             300.51
OMAHA         NE 68132    1                  12/17/99           00
0431746478                05                 02/01/00           0.0000
0101220                   N                  01/01/30
0

1964014       M92/G02     F                  132,000.00         ZZ
                          360                127,368.82         1
                          9.0000             1062.10            80
                          8.7500             1062.10
HAYWARD       CA 94545    1                  01/12/00           00
0431801992                05                 03/01/00           0.0000
1964014                   N                  02/01/30
0

1964059       742/G02     F                  100,398.00         ZZ
                          360                96,479.02          3
                          8.7500             789.83             80
                          8.5000             789.83
CLEVELAND     OH 44113    1                  12/22/99           00
0431758705                05                 02/01/00           0.0000
4893327                   N                  01/01/30
0

1964245       N84/G02     F                  52,800.00          ZZ
                          360                50,907.91          1
                          8.8750             420.10             80
                          8.6250             420.10
HOUSTON       TX 77049    5                  01/14/00           00
0431789445                03                 03/01/00           0.0000
NAIR                      N                  02/01/30
0

1964246       N84/G02     F                  56,000.00          ZZ
                          360                53,397.99          1
                          8.8750             445.56             80
                          8.6250             445.56
HOUSTON       TX 77049    5                  01/14/00           00
0431787084                03                 03/01/00           0.0000
NAIR                      N                  02/01/30
0

1964252       N84/G02     F                  56,800.00          ZZ
                          360                54,789.39          1
                          8.8750             451.93             80
                          8.6250             451.93
HOUSTON       TX 77049    5                  01/14/00           00
0431789387                03                 03/01/00           0.0000
NAIR                      N                  02/01/30
0

1964638       S61/G02     F                  150,000.00         ZZ
                          360                141,649.94         1
                          9.7500             1288.73            90
                          9.5000             1288.73
OAKHAM        MA 01068    5                  02/05/00           10
0431904127                05                 03/07/00           25.0000
NC0020001                 N                  02/07/30
0

1965054       E65/G02     F                  20,000.00          ZZ
                          360                19,324.14          2
                          9.2500             164.54             59
                          9.0000             164.54
DETROIT       MI 48235    1                  01/03/00           00
0431763416                07                 02/01/00           0.0000
228058                    N                  01/01/30
0

1965520       H93/G02     F                  101,400.00         ZZ
                          360                97,597.53          1
                          8.7500             797.71             76
                          8.5000             797.71
BALDWIN       GA 30511    2                  12/08/99           00
0431778968                05                 02/01/00           0.0000
9990613                   O                  01/01/30
0

1965768       E82/G02     F                  100,000.00         ZZ
                          360                96,079.36          1
                          8.5000             768.91             80
                          8.2500             768.91
LONG BRANCH   NJ 07740    1                  01/12/00           00
0400241550                05                 03/01/00           0.0000
0400241550                O                  02/01/30
0

1965856       637/G02     F                  335,000.00         ZZ
                          360                322,853.25         1
                          8.8750             2665.41            74
                          8.6250             2665.41
PARKER        CO 80138    5                  12/23/99           00
0431782614                05                 02/01/00           0.0000
0014987713                O                  01/01/30
0

1965880       F61/G02     F                  58,000.00          ZZ
                          360                55,898.93          1
                          8.7500             456.29             80
                          8.5000             456.29
BREMERTON     WA 98310    1                  01/06/00           00
0431782820                05                 03/01/00           0.0000
990896KC                  O                  02/01/30
0

1966367       A33/G02     F                  22,950.00          ZZ
                          360                21,942.45          1
                          9.5000             192.98             90
                          9.2500             192.98
FORT WAYNE    IN 46806    1                  01/31/00           04
0431845536                05                 03/01/00           25.0000
HO009083942               N                  02/01/30
0

1966373       A33/T18     F                  16,200.00          ZZ
                          360                15,094.14          1
                          9.5000             136.22             90
                          9.2500             136.22
FORT WAYNE    IN 46806    1                  01/31/00           04
0007806847                05                 03/01/00           25.0000
HO009083903               N                  02/01/30
0

1966385       962/G02     F                  65,450.00          ZZ
                          360                63,080.61          1
                          8.5000             503.26             85
                          8.2500             503.26
LINCOLN       ND 58504    5                  03/07/00           04
0431918119                05                 05/01/00           25.0000
1966385                   O                  04/01/30
0

1967273       286/286     F                  52,000.00          ZZ
                          360                50,237.62          3
                          9.3750             432.51             80
                          9.1250             432.51
LEBANON       PA 17046    5                  12/01/99           00
9686971                   05                 01/01/00           0.0000
09686971                  N                  12/01/29
0

1967518       286/286     F                  95,200.00          ZZ
                          360                90,091.32          4
                          8.6250             740.46             80
                          8.3750             740.46
SAN BERNADINO CA 92405    1                  11/29/99           00
9688501                   05                 01/01/00           0.0000
09688501                  N                  12/01/29
0

1967567       286/286     F                  121,500.00         ZZ
                          360                115,426.92         4
                          9.7500             1043.87            90
                          9.5000             1043.87
MERIDEN       CT 06450    1                  12/29/99           10
9690226                   05                 02/01/00           25.0000
09690226                  N                  01/01/30
0

1967603       R61/G02     F                  128,000.00         ZZ
                          360                123,812.05         1
                          9.2500             1053.03            80
                          9.0000             1053.03
BOERNE        TX 78006    4                  02/11/00           00
0431860220                05                 04/01/00           0.0000
11035                     N                  03/01/30
0

1967648       K15/G02     F                  92,700.00          ZZ
                          360                89,419.23          1
                          9.0000             745.89             90
                          8.7500             745.89
STONE MOUNTAINGA 30088    1                  12/23/99           04
0431803808                05                 02/01/00           25.0000
3007374                   N                  01/01/30
0

1967652       R61/G02     F                  132,000.00         ZZ
                          360                127,743.79         1
                          9.2500             1085.94            80
                          9.0000             1085.94
BOERNE        TX 78006    2                  02/11/00           00
0431866466                05                 04/01/00           0.0000
11026                     N                  03/01/30
0

1967721       286/286     F                  48,600.00          ZZ
                          360                46,920.50          2
                          9.2500             399.82             90
                          9.0000             399.82
INDIANAPOLIS  IN 46201    1                  11/12/99           04
9686312                   05                 01/01/00           25.0000
09686312                  N                  12/01/29
0

1967725       286/286     F                  28,350.00          ZZ
                          360                27,376.52          2
                          9.3750             235.80             90
                          9.1250             235.80
LEWISTON      ME 04240    1                  11/10/99           10
9674195                   05                 01/01/00           25.0000
08926834                  N                  12/01/29
0

1967731       369/G02     F                  100,000.00         ZZ
                          360                96,119.18          3
                          8.3750             760.08             87
                          8.1250             760.08
MESA          AZ 85208    1                  01/03/00           11
0431800119                05                 03/01/00           25.0000
0071852834                O                  02/01/30
0

1967785       286/286     F                  132,000.00         ZZ
                          360                126,243.87         1
                          8.7500             1038.44            90
                          8.5000             1038.44
RANDALLSTOWN  MD 21133    5                  10/29/99           01
9676893                   05                 12/01/99           25.0000
08933761                  O                  11/01/29
0

1967871       225/447     F                  26,400.00          ZZ
                          360                24,010.56          1
                          9.2500             217.19             80
                          9.0000             217.19
AMARILLO      TX 79107    5                  11/11/99           00
3843461                   05                 01/01/00           0.0000
715925200                 N                  12/01/29
0

1967893       225/447     F                  19,200.00          ZZ
                          360                17,695.79          1
                          9.2500             157.96             80
                          9.0000             157.96
AMARILLO      TX 79106    5                  11/11/99           00
3843460                   05                 01/01/00           0.0000
715924900                 N                  12/01/29
0

1967916       637/G02     F                  31,500.00          ZZ
                          360                30,475.85          1
                          9.5000             264.87             90
                          9.2500             264.87
TOLEDO        OH 43609    1                  01/13/00           01
0431790856                05                 03/01/00           30.0000
0018698803                N                  02/01/30
0

1967976       225/447     F                  22,800.00          ZZ
                          360                21,342.35          1
                          9.2500             187.57             80
                          9.0000             187.57
AMARILLO      TX 79107    5                  11/11/99           00
3843459                   05                 01/01/00           0.0000
7159247                   N                  12/01/29
0

1967984       225/447     F                  44,000.00          ZZ
                          360                42,211.67          1
                          8.8750             350.08             80
                          8.6250             350.08
DAYTONA BEACH FL 32118    1                  10/06/99           00
3961195                   01                 12/01/99           0.0000
8780164                   O                  11/01/29
0

1967991       N56/T18     F                  96,500.00          ZZ
                          360                93,020.10          1
                          8.8750             767.80             84
                          8.6250             767.80
RIVES JUNCTIONMI 49277    2                  01/31/00           10
11257011                  27                 03/01/00           12.0000
1967991                   O                  02/01/30
0

1968615       H22/G02     F                  390,000.00         ZZ
                          360                376,196.18         2
                          8.8750             3103.02            80
                          8.6250             3103.02
ASTORIA       NY 11103    1                  01/25/00           00
0431804400                07                 03/01/00           0.0000
9912004                   O                  02/01/30
0

1969452       K15/G02     F                  52,400.00          ZZ
                          360                50,710.33          1
                          9.3750             435.84             69
                          9.1250             435.84
NEWFANE       NY 14108    5                  01/26/00           00
0431825686                05                 03/01/00           0.0000
007205300620              O                  02/01/30
0

1969494       J74/G02     F                  44,910.00          ZZ
                          360                42,581.74          1
                          9.8750             389.98             90
                          9.6250             389.98
MIAMI         FL 33136    1                  01/31/00           11
0431831163                09                 03/01/00           25.0000
000004W                   N                  02/01/30
0

1969830       P45/G02     F                  72,000.00          ZZ
                          360                65,109.95          1
                          9.0000             579.33             80
                          8.7500             579.33
GILLETTE      WY 82716    5                  02/01/00           00
0431851674                27                 04/01/00           0.0000
LFG511002475              O                  03/01/30
0

1970269       K15/G02     F                  63,700.00          ZZ
                          360                61,484.37          1
                          9.7500             547.28             85
                          9.5000             547.28
CINCINNATI    OH 45205    5                  01/29/00           10
0431830538                05                 04/01/00           12.0000
028105300608              O                  03/01/30
0

1970297       687/G02     F                  29,500.00          ZZ
                          360                28,655.06          1
                          9.8750             256.16             80
                          9.6250             256.16
SAINT PETERSBUFL 33709    1                  02/22/00           00
0431891423                01                 04/01/00           0.0000
1270058                   O                  03/01/30
0

1970470       286/T18     F                  44,800.00          ZZ
                          360                43,388.46          2
                          9.5000             376.70             70
                          9.2500             376.70
INDIANAPOLIS  IN 46201    5                  01/05/00           00
11306180                  05                 03/01/00           0.0000
08922731                  N                  02/01/30
0

1970521       286/T18     F                  34,500.00          ZZ
                          360                33,362.91          1
                          9.5000             290.09             90
                          9.2500             290.09
WILMINGTON    DE 19805    1                  01/12/00           04
11157393                  05                 03/01/00           25.0000
09692052                  N                  02/01/30
0

1970544       286/286     F                  56,000.00          ZZ
                          360                54,100.35          3
                          9.5000             470.88             63
                          9.2500             470.88
MIDDLETOWN    PA 17057    5                  01/10/00           00
9695739                   05                 03/01/00           0.0000
9695739                   N                  02/01/30
0

1970570       286/286     F                  41,300.00          ZZ
                          360                40,115.56          1
                          10.0000            362.44             90
                          9.7500             362.44
HOUSTON       TX 77022    1                  01/27/00           10
9700144                   03                 03/01/00           25.0000
9700144                   N                  02/01/30
0

1971045       L47/G02     F                  48,750.00          ZZ
                          360                46,916.04          2
                          9.5000             409.92             75
                          9.2500             409.92
LIMA          OH 45801    5                  02/09/00           00
0431845213                05                 04/01/00           0.0000
0020018283                O                  03/01/30
0

1971177       Q01/G02     F                  50,250.00          ZZ
                          360                48,810.25          1
                          9.8750             436.35             75
                          9.6250             436.35
PRICE         UT 84501    5                  02/02/00           00
0431845098                05                 04/01/00           0.0000
16538016                  N                  03/01/30
0

1971275       R68/G02     F                  79,400.00          ZZ
                          360                76,695.67          1
                          9.0000             638.87             84
                          8.7500             638.87
COOPER CITY   FL 33330    1                  02/15/00           10
0431847763                09                 04/01/00           12.0000
20000010                  O                  03/01/30
0

1971282       K15/G02     F                  52,800.00          ZZ
                          360                50,286.07          1
                          9.0000             424.84             80
                          8.7500             424.84
LANCASTER     PA 17602    5                  01/31/00           00
0431846922                05                 03/01/00           0.0000
3009140                   N                  02/01/30
0

1971452       H49/G02     F                  26,150.00          ZZ
                          360                23,597.85          1
                          10.0000            229.48             90
                          9.7500             229.48
CHESTER       PA 19013    1                  02/24/00           11
0431930262                05                 04/01/00           25.0000
31712312                  N                  03/01/30
0

1971807       742/G02     F                  104,000.00         ZZ
                          360                100,545.56         1
                          9.2500             855.58             80
                          9.0000             855.58
DARIEN CENTER NY 14040    1                  01/31/00           00
0431851385                05                 03/01/00           0.0000
6005169                   O                  02/01/30
0

1972434       H37/G02     F                  60,000.00          ZZ
                          360                57,983.30          1
                          9.1250             488.18             80
                          8.8750             488.18
GIRARD        OH 44420    5                  03/24/00           00
0431983949                05                 05/01/00           0.0000
00225635                  O                  04/01/30
0

1972438       623/G02     F                  31,150.00          ZZ
                          360                30,108.36          1
                          9.7500             267.63             70
                          9.5000             267.63
STOCKTON      CA 95206    1                  11/23/99           00
0431861509                05                 01/01/00           0.0000
6320238                   N                  12/01/29
0

1972497       S61/G02     F                  14,400.00          ZZ
                          360                13,980.49          1
                          9.8750             125.04             80
                          9.6250             125.04
MINOT         ND 58701    5                  03/15/00           00
0431988567                05                 04/15/00           0.0000
MA0030021                 N                  03/15/30
0

1973069       737/G02     F                  117,000.00         ZZ
                          360                112,912.32         2
                          9.1250             951.95             90
                          8.8750             951.95
SMYRNA        GA 30080    1                  02/10/00           10
0431867266                05                 04/01/00           25.0000
2000418                   N                  03/01/30
0

1973320       H93/G02     F                  114,300.00         ZZ
                          360                109,430.46         4
                          9.8750             992.52             90
                          9.6250             992.52
CINCINNATI    OH 45237    1                  02/09/00           04
0431873637                05                 04/01/00           25.0000
9984992                   N                  03/01/30
0

1973565       624/G02     F                  335,900.00         ZZ
                          360                324,013.05         1
                          8.7500             2642.53            80
                          8.5000             2642.53
NIPOMO        CA 93444    1                  02/23/00           00
0431875376                03                 04/01/00           0.0000
72002700026F              O                  03/01/30
0

1973626       A33/G02     F                  18,900.00          ZZ
                          360                18,083.23          1
                          9.8750             164.12             90
                          9.6250             164.12
FORT WAYNE    IN 46806    1                  03/09/00           10
0431917608                05                 05/01/00           25.0000
009085189                 N                  04/01/30
0

1973737       K15/G02     F                  42,300.00          ZZ
                          360                41,116.73          1
                          10.1250            375.13             77
                          9.8750             375.13
LINDLEY       NY 14858    5                  02/24/00           00
0431990373                27                 04/01/00           0.0000
027205300849              O                  03/01/30
0

1973981       K15/G02     F                  67,800.00          ZZ
                          360                65,725.44          1
                          9.7500             582.51             79
                          9.5000             582.51
FAIRMONT      NC 28340    5                  02/24/00           00
0431879345                27                 04/01/00           0.0000
017105301142              O                  03/01/30
0

1974068       025/025     F                  54,000.00          ZZ
                          360                51,945.18          1
                          9.1250             439.36             60
                          8.8750             439.36
COVINGTON     GA 30016    2                  10/19/99           00
0020042677                05                 12/01/99           0.0000
0020042677                N                  11/01/29
0

1975034       K15/G02     F                  65,600.00          ZZ
                          360                61,667.61          1
                          9.2500             539.68             80
                          9.0000             539.68
GRAND SALINE  TX 75140    5                  02/01/00           00
0431898626                05                 04/01/00           0.0000
3012602                   O                  03/01/30
0

1975977       T44/G02     F                  32,400.00          ZZ
                          360                31,494.37          1
                          9.8750             281.34             90
                          9.6250             281.34
CARDINGTON    OH 43315    1                  03/09/00           14
0431900984                05                 05/01/00           25.0000
397336                    N                  04/01/30
0

1976174       K15/G02     F                  62,000.00          ZZ
                          360                60,223.69          1
                          9.7500             532.68             85
                          9.5000             532.68
LAFAYETTE     LA 70506    5                  03/10/00           27
0431912245                05                 05/01/00           12.0000
000205300478              O                  04/01/30
0

1976192       K15/G02     F                  71,400.00          ZZ
                          360                68,734.12          1
                          9.8750             620.00             85
                          9.6250             620.00
AUGUSTA       ME 04330    5                  03/08/00           27
0431911783                05                 05/01/00           12.0000
007005300483              O                  04/01/30
0

1976336       G13/G02     F                  550,000.00         T
                          360                534,620.80         1
                          9.8750             4775.92            55
                          9.6250             4775.92
SAN BENITO    TX 78586    5                  02/28/00           00
0431907096                05                 05/01/00           0.0000
10379                     O                  04/01/30
0

1976408       K15/G02     F                  41,700.00          ZZ
                          360                40,560.78          1
                          10.1250            369.81             76
                          9.8750             369.81
HERRIN        IL 62948    5                  03/08/00           00
0431914878                05                 05/01/00           0.0000
022705300666              O                  04/01/30
0

1976445       A80/G02     F                  71,910.00          ZZ
                          360                69,863.93          1
                          9.8750             624.43             90
                          9.6250             624.43
MIAMI         FL 33176    1                  03/13/00           01
0431914258                01                 05/01/00           25.0000
0017502                   N                  04/01/30
0

1976579       163/G02     F                  39,200.00          ZZ
                          360                37,488.22          1
                          9.5000             329.61             70
                          9.2500             329.61
GASTONIA      NC 28052    2                  02/16/00           00
0431912310                05                 04/01/00           0.0000
0217245152                N                  03/01/30
0

1977065       K15/G02     F                  216,000.00         ZZ
                          360                208,443.79         3
                          8.8750             1718.59            79
                          8.6250             1718.59
OAKLAND       CA 94612    5                  02/17/00           00
0431928464                05                 04/01/00           0.0000
3014713                   O                  03/01/30
0

1977599       F32/G02     F                  51,500.00          ZZ
                          360                48,606.82          1
                          9.6250             437.74             90
                          9.3750             437.74
DUNWOODY      GA 30350    1                  03/17/00           12
0431927516                01                 05/01/00           25.0000
406138594                 N                  04/01/30
0

1977628       K15/G02     F                  42,000.00          ZZ
                          360                40,096.85          1
                          10.1250            372.47             80
                          9.8750             372.47
ATHENS        LA 71003    5                  03/17/00           00
0431933142                05                 05/01/00           0.0000
008405302008              O                  04/01/30
0

1977631       A50/074     F                  51,200.00          ZZ
                          360                49,711.47          1
                          9.7500             439.89             95
                          9.5000             439.89
LESLIE        GA 31764    1                  03/31/00           01
0910034366                05                 05/01/00           30.0000
701256                    O                  04/01/30
0

1977991       183/G02     F                  180,000.00         ZZ
                          360                173,833.34         1
                          9.8750             1563.03            86
                          9.6250             1563.03
SHELBURNE     VT 05482    5                  03/17/00           23
0431930510                05                 04/22/00           0.0000
800364267                 O                  03/22/30
0

1978220       369/G02     F                  30,000.00          ZZ
                          360                29,010.17          1
                          9.0000             241.39             80
                          8.7500             241.39
MILILANI      HI 96789    1                  03/15/00           00
0431935196                01                 05/01/00           0.0000
0071850705                N                  04/01/30
0

1978431       637/G02     F                  64,000.00          ZZ
                          360                62,077.99          1
                          9.5000             538.15             80
                          9.2500             538.15
FORT LAUDERDALFL 33301    5                  03/13/00           00
0431938703                01                 05/01/00           0.0000
0019075134                O                  04/01/30
0

1978681       K15/G02     F                  101,100.00         ZZ
                          360                97,737.10          1
                          9.0000             813.47             85
                          8.7500             813.47
WASHINGTON COUOH 43160    5                  03/27/00           27
0431941194                05                 05/01/00           12.0000
028505300762              O                  04/01/30
0

1978815       E45/G02     F                  41,250.00          ZZ
                          360                39,885.54          1
                          9.5000             346.85             87
                          9.2500             346.85
MACON         GA 31206    2                  03/16/00           11
0431948579                05                 05/01/00           25.0000
67719                     N                  04/01/30
0

1978833       T44/G02     F                  116,100.00         ZZ
                          360                111,993.84         1
                          8.6250             903.01             90
                          8.3750             903.01
SELAH         WA 98942    1                  03/27/00           04
0431948884                27                 05/01/00           25.0000
201152977                 O                  04/01/30
0

1978894       225/447     F                  435,000.00         ZZ
                          360                418,124.81         1
                          8.2500             3268.01            73
                          8.0000             3268.01
ELIZABETH     CO 80107    5                  02/14/00           00
3843690                   05                 04/01/00           0.0000
7174802                   O                  03/01/30
0

1978949       966/G02     F                  104,000.00         ZZ
                          360                100,876.90         1
                          9.5000             874.49             80
                          9.2500             874.49
MIDLAND       TX 79707    1                  03/07/00           00
0431948595                05                 05/01/00           0.0000
30014669                  O                  04/01/30
0

1978970       K15/G02     F                  71,600.00          ZZ
                          360                69,378.29          1
                          10.1250            634.97             95
                          9.8750             634.97
WILMINGTON    OH 45177    5                  03/10/00           10
0431973437                05                 05/01/00           30.0000
029005300788              O                  04/01/30
0

1979014       G52/G02     F                  42,000.00          ZZ
                          360                40,825.38          1
                          9.8750             364.71             80
                          9.6250             364.71
PHOENIX       AZ 85015    1                  03/14/00           00
0431964105                05                 05/01/00           0.0000
98507303                  N                  04/01/30
0

1979059       R43/G02     F                  72,000.00          ZZ
                          360                69,873.73          2
                          9.6250             611.99             86
                          9.3750             611.99
CLEVELAND     OH 44110    2                  05/02/00           04
0432005106                05                 07/01/00           25.0000
XXX                       N                  06/01/30
0

1979124       Q73/G02     F                  432,000.00         ZZ
                          360                418,060.20         1
                          9.2500             3553.96            90
                          9.0000             3553.96
GUNTERSVILLE  AL 35976    2                  03/24/00           11
0431950609                05                 05/01/00           25.0000
9115405                   O                  04/01/30
0

1979126       637/G02     F                  84,150.00          ZZ
                          360                77,993.37          1
                          9.5000             707.58             90
                          9.2500             707.58
DENTON        TX 76201    1                  03/21/00           11
0431950401                05                 05/01/00           25.0000
0020833075                O                  04/01/30
0

1979352       737/G02     F                  53,100.00          ZZ
                          360                51,611.02          1
                          9.8750             461.09             90
                          9.6250             461.09
HAPEVILLE     GA 30354    1                  03/30/00           01
0431955053                01                 05/01/00           25.0000
2000654                   N                  04/01/30
0

1979449       253/253     F                  61,200.00          ZZ
                          360                57,377.23          1
                          9.0000             492.43             90
                          8.7500             492.43
CINCINNATI    OH 45211    2                  06/02/00           10
953212                    05                 07/01/00           25.0000
953212                    N                  06/01/30
0

1979468       L94/G02     F                  56,250.00          T
                          360                54,640.24          1
                          9.6250             478.12             75
                          9.3750             478.12
PARK CITY     UT 84060    1                  04/04/00           00
0431955475                01                 06/01/00           0.0000
1000001108                O                  05/01/30
0

1979681       A52/G02     F                  99,200.00          ZZ
                          360                95,850.32          1
                          8.8750             789.28             80
                          8.6250             789.28
ALPHARETTA    GA 30022    2                  04/03/00           00
0431962307                05                 05/01/00           0.0000
9999                      O                  04/01/30
0

1980041       K81/G02     F                  122,500.00         ZZ
                          360                118,643.71         2
                          9.2500             1007.78            70
                          9.0000             1007.78
DENVER        CO 80223    5                  04/05/00           00
0431973270                05                 05/01/00           0.0000
7000826                   N                  04/01/30
0

1980047       664/G02     F                  30,100.00          ZZ
                          360                29,237.72          1
                          9.7500             258.61             69
                          9.5000             258.61
ROCKFORD      IL 61102    5                  03/31/00           00
0431965730                05                 05/01/00           0.0000
0003335528                N                  04/01/30
0

1980150       K15/T18     F                  79,000.00          ZZ
                          360                76,617.55          1
                          9.5000             664.27             85
                          9.2500             664.27
STATE ROAD    NC 28676    5                  04/05/00           26
0011773370                27                 06/01/00           12.0000
017005300286              O                  05/01/30
0

1980159       K15/G02     F                  59,400.00          ZZ
                          360                57,740.04          1
                          9.7500             510.34             85
                          9.5000             510.34
BLOOMINGTON SPTN 38545    5                  04/03/00           10
0431969948                05                 06/01/00           25.0000
003805301139              O                  05/01/30
0

1980870       624/G02     F                  63,750.00          ZZ
                          360                60,511.42          1
                          9.7500             547.71             85
                          9.5000             547.71
SACRAMENTO    CA 95658    5                  03/29/00           11
0431989979                05                 06/01/00           12.0000
3810010045                O                  05/01/30
0

1980915       962/G02     F                  59,925.00          ZZ
                          360                56,108.87          1
                          10.0000            525.89             75
                          9.7500             525.89
BISMARK       ND 58501    1                  05/15/00           00
0432033033                05                 07/01/00           0.0000
270138804                 O                  06/01/30
0

1980998       M11/G02     F                  28,975.00          ZZ
                          360                27,598.34          1
                          9.5000             243.64             95
                          9.2500             243.64
HOUSTON       TX 77034    1                  04/11/00           04
0431979376                01                 06/01/00           30.0000
003120                    O                  05/01/30
0

1981016       U05/G02     F                  54,750.00          ZZ
                          360                53,217.57          1
                          9.8750             475.42             75
                          9.6250             475.42
DOUGLASVILLE  GA 30134    5                  03/20/00           00
0431991314                05                 05/01/00           0.0000
3024311                   N                  04/01/30
0

1981027       637/G02     F                  43,100.00          ZZ
                          360                41,860.55          1
                          9.8750             374.26             90
                          9.6250             374.26
JACKSONVILLE  AR 72076    1                  03/24/00           11
0431987387                05                 05/01/00           25.0000
0020831525                N                  04/01/30
0

1981031       637/G02     F                  40,800.00          ZZ
                          360                39,571.60          1
                          9.7500             350.54             79
                          9.5000             350.54
LITTLE ROCK   AR 72204    1                  03/31/00           00
0431983832                05                 05/01/00           0.0000
0020826335                N                  04/01/30
0

1981290       U05/G02     F                  35,900.00          ZZ
                          360                34,682.33          3
                          9.3750             298.60             90
                          9.1250             298.60
ERIE          PA 16503    1                  04/04/00           10
0431992338                05                 05/01/00           30.0000
3018488                   N                  04/01/30
0

1981370       183/G02     F                  50,000.00          ZZ
                          360                34,082.23          2
                          9.8750             434.18             32
                          9.6250             434.18
STATEN ISLAND NY 10302    5                  04/17/00           00
0431983113                05                 05/17/00           0.0000
800375957                 N                  04/17/30
0

1981609       U05/G02     F                  76,500.00          ZZ
                          360                74,147.73          2
                          9.3750             636.29             90
                          9.1250             636.29
MEMPHIS       TN 38128    1                  04/07/00           04
0431991397                05                 05/01/00           25.0000
3029998                   N                  04/01/30
0

1981818       962/G02     F                  60,000.00          ZZ
                          360                58,550.08          1
                          10.3750            543.25             80
                          10.1250            543.25
BISMARK       ND 58501    5                  05/22/00           00
0432048619                05                 07/01/00           0.0000
1981818                   N                  06/01/30
0

1982210       637/G02     F                  216,000.00         ZZ
                          360                208,954.04         1
                          9.0000             1737.99            80
                          8.7500             1737.99
TUCSON        AZ 85743    5                  04/06/00           00
0431994292                05                 06/01/00           0.0000
0017366972                O                  05/01/30
0

1982294       U05/G02     F                  42,000.00          ZZ
                          360                40,541.34          1
                          9.3750             349.33             75
                          9.1250             349.33
AMBRIDGE      PA 15003    5                  04/04/00           00
0431993047                03                 06/01/00           0.0000
3018817                   O                  05/01/30
0

1982891       A80/G02     F                  480,000.00         ZZ
                          360                465,387.79         1
                          9.8750             4168.08            80
                          9.6250             4168.08
KEY BISCAYNE  FL 33149    1                  05/10/00           00
0432027498                05                 07/01/00           0.0000
0017547                   N                  06/01/30
0

1982971       A50/074     F                  45,000.00          ZZ
                          360                43,584.82          1
                          9.1250             366.13             75
                          8.8750             366.13
SMITHS        AL 36877    5                  04/25/00           00
0910034435                05                 06/01/00           0.0000
701345                    O                  05/01/30
0

1982978       K15/G02     F                  45,500.00          ZZ
                          360                44,317.14          1
                          10.1250            403.50             79
                          9.8750             403.50
MCHENRY       KY 42354    5                  04/25/00           00
0432009165                27                 06/01/00           0.0000
034005300739              O                  05/01/30
0

1982999       K15/G02     F                  74,500.00          ZZ
                          360                72,418.27          1
                          9.7500             640.07             89
                          9.5000             640.07
NEW CARLISLE  OH 45344    5                  04/20/00           10
0432008076                05                 06/01/00           30.0000
028505300868              O                  05/01/30
0

1983012       K15/G02     F                  58,300.00          ZZ
                          360                56,783.86          1
                          10.1250            517.02             95
                          9.8750             517.02
XENIA         OH 45385    5                  04/21/00           27
0432008621                05                 06/01/00           30.0000
029005300918              O                  05/01/30
0

1983027       K15/G02     F                  90,000.00          ZZ
                          360                86,867.08          1
                          9.6250             764.99             85
                          9.3750             764.99
KINGSVILLE    OH 44048    5                  04/25/00           27
0432009207                05                 06/01/00           12.0000
027105301132              O                  05/01/30
0

1983030       K15/G02     F                  101,600.00         ZZ
                          360                98,953.11          1
                          10.1250            901.01             95
                          9.8750             901.01
COLUMBIA      TN 38401    5                  04/25/00           11
0432010379                05                 06/01/00           25.0000
003805301173              O                  05/01/30
0

1983043       K15/G02     F                  116,700.00         ZZ
                          360                112,670.25         1
                          8.6250             907.68             76
                          8.3750             907.68
LOCKPORT      NY 14094    5                  04/17/00           00
0432010114                05                 06/01/00           0.0000
027205301356              O                  05/01/30
0

1983051       225/447     F                  75,000.00          ZZ
                          360                72,353.57          1
                          8.8750             596.74             71
                          8.6250             596.74
HEDGESVILLE   WV 25427    5                  03/28/00           00
3843843                   05                 06/01/00           0.0000
718293600                 O                  05/01/30
0

1983174       L47/G02     F                  69,750.00          ZZ
                          360                67,334.83          4
                          9.7500             599.26             90
                          9.5000             599.26
HAZLETON      PA 18201    1                  03/30/00           19
0432008233                05                 05/01/00           25.0000
0020018421                O                  04/01/30
0

1983208       K81/G02     F                  140,000.00         ZZ
                          360                135,369.46         1
                          8.8750             1113.91            76
                          8.6250             1113.91
LAKELAND      FL 33803    2                  04/06/00           00
0432007847                05                 06/01/00           0.0000
2500695                   O                  05/01/30
0

1983216       624/G02     F                  82,350.00          ZZ
                          360                76,858.20          1
                          9.3750             684.95             76
                          9.1250             684.95
BURLINGTON    CO 80807    2                  04/21/00           00
0432013597                05                 06/01/00           0.0000
73900300633F              O                  05/01/30
0

1983227       964/G02     F                  60,000.00          ZZ
                          360                58,020.86          1
                          8.8750             477.39             80
                          8.6250             477.39
SALEM         OR 97301    1                  04/21/00           00
0432016624                05                 06/01/00           0.0000
75097                     N                  05/01/30
0

1983951       183/G02     F                  32,000.00          ZZ
                          360                30,992.98          1
                          9.1250             260.37             28
                          8.8750             260.37
PENSACOLA     FL 32504    5                  05/02/00           00
0432015667                05                 06/08/00           0.0000
800428942                 O                  05/08/30
0

1983992       T08/G02     F                  75,200.00          ZZ
                          360                72,949.34          1
                          9.5000             632.32             80
                          9.2500             632.32
KISSIMMEE     FL 34744    1                  04/07/00           00
0432018943                05                 06/01/00           0.0000
11101388                  O                  05/01/30
0

1984079       637/G02     F                  70,300.00          ZZ
                          360                68,018.56          1
                          9.0000             565.65             90
                          8.7500             565.65
MATTHEWS      NC 28105    2                  04/20/00           04
0432021947                27                 06/01/00           25.0000
0013118195                O                  05/01/30
0

1984186       665/G02     F                  172,000.00         ZZ
                          360                165,906.16         1
                          8.5000             1322.53            43
                          8.2500             1322.53
CAMPBELL      CA 95008    5                  04/24/00           00
0432022028                05                 06/01/00           0.0000
0001238651                O                  05/01/30
0

1984231       H19/G02     F                  40,000.00          ZZ
                          360                38,652.26          1
                          8.8750             318.26             80
                          8.6250             318.26
DES MOINES    IA 50315    1                  04/27/00           00
0432031128                05                 06/01/00           0.0000
0002183440                N                  05/01/30
0

1984262       455/T18     F                  138,500.00         ZZ
                          360                133,516.78         1
                          9.8750             1202.67            90
                          9.6250             1202.67
ATLANTA       GA 30312    2                  04/20/00           01
10582305                  05                 06/01/00           25.0000
9000375                   O                  05/01/30
0

1984403       K15/G02     F                  59,200.00          ZZ
                          360                57,514.33          1
                          10.1250            525.00             85
                          9.8750             525.00
JACKSON       MS 39206    5                  03/27/00           10
0432027175                05                 05/01/00           12.0000
006705300810              O                  04/01/30
0

1984548       H19/G02     F                  56,700.00          ZZ
                          360                54,930.73          1
                          9.3750             471.61             90
                          9.1250             471.61
CLARENDON     VT 05777    1                  05/10/00           10
0432029049                27                 07/01/00           25.0000
0010009496                O                  06/01/30
0

1984571       811/G02     F                  72,700.00          ZZ
                          360                62,485.50          2
                          9.7500             624.61             90
                          9.5000             624.61
MABLETON      GA 30059    1                  05/05/00           12
0432028926                05                 07/01/00           25.0000
FM00122185                N                  06/01/30
0

1984951       664/G02     F                  115,200.00         ZZ
                          360                111,296.40         4
                          9.5000             968.67             90
                          9.2500             968.67
ROCKFORD      IL 61108    1                  05/01/00           11
0432048411                05                 06/01/00           25.0000
0003450939                N                  05/01/30
0

1985072       369/G02     F                  36,000.00          ZZ
                          360                34,968.85          1
                          9.7500             309.30             80
                          9.5000             309.30
AUSTIN        TX 78705    1                  04/01/00           00
0432043131                01                 05/01/00           0.0000
0072102767                N                  04/01/30
0

1985158       A52/G02     F                  46,750.00          ZZ
                          360                45,444.97          1
                          9.6250             397.37             85
                          9.3750             397.37
VALDOSTA      GA 31601    5                  05/16/00           11
0432044949                05                 07/01/00           12.0000
000128                    O                  06/01/30
0

1985202       964/G02     F                  97,300.00          ZZ
                          360                94,310.83          1
                          9.2500             800.46             70
                          9.0000             800.46
VISALIA       CA 93277    2                  04/27/00           00
0432039329                05                 06/01/00           0.0000
75921                     N                  05/01/30
0

1985249       369/G02     F                  35,700.00          ZZ
                          360                34,599.28          1
                          9.7500             306.72             70
                          9.5000             306.72
GREENSBORO    NC 27406    5                  12/22/99           00
0432043255                05                 02/01/00           0.0000
0071926653                N                  01/01/30
0

1985398       H76/G02     F                  49,000.00          ZZ
                          360                47,190.40          1
                          9.8750             425.50             70
                          9.6250             425.50
ITHACA        NY 14850    2                  05/16/00           00
0432064459                05                 07/01/00           0.0000
200346036                 N                  06/01/30
0

1986049       025/025     F                  52,000.00          ZZ
                          360                49,221.82          1
                          8.0000             381.56             80
                          7.7500             381.56
PORTSMOUTH    VA 23702    1                  05/07/99           00
0109674713                05                 07/01/99           0.0000
0000967471                N                  06/01/29
0

1986096       025/T18     F                  72,000.00          ZZ
                          360                68,111.15          1
                          8.5000             553.62             80
                          8.2500             553.62
MIAMI         FL 33183    1                  06/25/99           00
11850336                  01                 08/01/99           0.0000
0020601746                O                  07/01/29
0

1986109       025/025     F                  139,250.00         ZZ
                          360                133,994.17         1
                          9.0000             1120.44            80
                          8.7500             1120.44
CLERMONT      FL 34711    1                  10/29/99           00
0021813043                03                 12/01/99           0.0000
MUNIZ002181304            O                  11/01/29
0

1986471       664/G02     F                  525,000.00         ZZ
                          360                511,029.33         1
                          9.8750             4558.84            75
                          9.6250             4558.84
GRANADA HILLS CA 91344    5                  05/09/00           00
0432063196                05                 07/01/00           0.0000
0003417714                O                  06/01/30
0

1986660       E76/G02     F                  43,200.00          ZZ
                          360                40,834.57          1
                          9.3750             359.32             90
                          9.1250             359.32
MABANK        TX 75147    1                  05/19/00           10
0432058485                05                 07/01/00           25.0000
10000389                  O                  06/01/30
0

1986733       313/G02     F                  57,150.00          ZZ
                          360                52,785.51          2
                          9.3750             475.35             90
                          9.1250             475.35
CHARLESTON    SC 29403    1                  05/15/00           04
0432060713                05                 07/01/00           25.0000
0006917843                N                  06/01/30
0

1986760       Q64/G02     F                  47,250.00          ZZ
                          360                45,790.33          1
                          9.8750             410.29             90
                          9.6250             410.29
HOLIDAY       FL 34691    1                  05/12/00           10
0432061141                05                 07/01/00           25.0000
7201410044                N                  06/01/30
0

1986785       H19/G02     F                  21,960.00          ZZ
                          360                20,995.65          1
                          9.8750             190.69             90
                          9.6250             190.69
DAYTON        OH 45405    1                  05/19/00           10
0432062198                05                 07/01/00           25.0000
0002185601                N                  06/01/30
0

1987075       A75/G02     F                  380,000.00         ZZ
                          360                368,892.24         1
                          9.2500             3126.17            80
                          9.0000             3126.17
PALM CITY     FL 34990    1                  06/23/00           00
0432137222                05                 08/01/00           0.0000
1000037083                O                  07/01/30
0

1987205       225/447     F                  33,300.00          ZZ
                          360                32,332.52          3
                          9.7500             286.10             90
                          9.5000             286.10
TOLEDO        OH 43605    1                  05/16/00           10
3843907                   05                 07/01/00           25.0000
7188447                   N                  06/01/30
0

1987524       K15/G02     F                  230,400.00         ZZ
                          360                224,183.48         3
                          9.8750             2000.68            75
                          9.6250             2000.68
MILTON        MA 02186    5                  05/25/00           00
0432074730                05                 07/01/00           0.0000
024605301486              O                  06/01/30
0

1987528       K15/G02     F                  59,900.00          ZZ
                          360                58,366.49          1
                          10.3750            542.34             83
                          10.1250            542.34
VINCENNES     IN 47591    5                  05/24/00           27
0432074680                05                 07/01/00           12.0000
034005300888              O                  06/01/30
0

1987532       K15/G02     F                  101,600.00         ZZ
                          360                99,145.59          1
                          10.3750            919.89             95
                          10.1250            919.89
AVON LAKE     OH 44012    5                  05/16/00           26
0432074789                01                 07/01/00           30.0000
028705301271              O                  06/01/30
0

1987533       K15/G02     F                  54,500.00          ZZ
                          360                50,793.11          1
                          10.3750            493.45             78
                          10.1250            493.45
LENOIR CITY   TN 37771    5                  05/25/00           00
0432074771                05                 07/01/00           0.0000
023405300671              O                  06/01/30
0

1987551       M65/G02     F                  364,000.00         ZZ
                          360                352,885.78         1
                          9.2500             2994.54            80
                          9.0000             2994.54
STATEN ISLAND NY 10301    1                  06/30/00           00
0432122372                05                 08/01/00           0.0000
2486                      O                  07/01/30
0

1987611       163/G02     F                  59,200.00          ZZ
                          360                56,835.71          1
                          9.2500             487.03             80
                          9.0000             487.03
NEW ALBION    NY 14035    1                  05/03/00           00
0432072866                05                 07/01/00           0.0000
1000142650                O                  06/01/30
0

1987923       737/G02     F                  91,000.00          ZZ
                          360                87,802.80          1
                          8.7500             715.90             73
                          8.5000             715.90
DAHLONEGA     GA 30533    5                  05/26/00           00
0432090058                05                 07/01/00           0.0000
2000968                   O                  06/01/30
0

1988014       882/G02     F                  488,000.00         ZZ
                          360                471,327.87         1
                          8.8750             3882.75            80
                          8.6250             3882.75
KEY COLONY BEAFL 33051    1                  06/12/00           00
0432112738                05                 08/01/00           0.0000
200083                    O                  07/01/30
0

1988649       163/G02     F                  120,000.00         ZZ
                          360                116,049.16         1
                          8.7500             944.04             80
                          8.5000             944.04
SEATTLE       WA 98155    1                  05/16/00           00
0432098846                05                 07/01/00           0.0000
817375413                 O                  06/01/30
0

1989108       E47/G02     F                  57,400.00          ZZ
                          360                55,726.06          1
                          9.6250             487.89             80
                          9.3750             487.89
PENSACOLA     FL 32503    1                  06/08/00           00
0432131720                05                 08/01/00           0.0000
7361010121                O                  07/01/30
0

1989267       664/G02     F                  74,900.00          ZZ
                          360                72,758.88          1
                          9.5000             629.80             75
                          9.2500             629.80
KISSIMMEE     FL 34758    1                  06/01/00           00
0432100212                03                 07/01/00           0.0000
3270014                   N                  06/01/30
0

1989861       K15/G02     F                  60,700.00          ZZ
                          360                59,235.65          1
                          10.2500            543.93             95
                          10.0000            543.93
CELINA        TN 38551    5                  06/09/00           10
0432123156                05                 08/01/00           30.0000
003805301301              O                  07/01/30
0

1989946       K15/G02     F                  52,800.00          ZZ
                          360                51,031.83          1
                          10.3750            478.05             80
                          10.1250            478.05
RAVENSWOOD    WV 26164    5                  06/06/00           00
0432112639                05                 08/01/00           0.0000
00128000530070            O                  07/01/30
0

1990056       369/G02     F                  37,700.00          ZZ
                          360                35,878.58          1
                          9.7500             323.91             79
                          9.5000             323.91
TULSA         OK 74115    2                  05/22/00           00
0432116119                05                 07/01/00           0.0000
0072055155                N                  06/01/30
0

1990223       136/136     F                  160,000.00         ZZ
                          360                156,236.13         3
                          9.8750             1389.36            80
                          9.6250             1389.36
FAIRFIELD     CT 06430    1                  10/06/00           00
00000000460455            05                 12/01/00           0.0000
4604550                   N                  11/01/30
0

1990535       T44/G02     F                  106,000.00         ZZ
                          360                103,038.34         1
                          9.8750             920.45             90
                          9.6250             920.45
BOYNTON BEACH FL 33436    1                  06/30/00           14
0432122802                03                 08/01/00           25.0000
8943982                   O                  07/01/30
0

1990887       P01/G02     F                  22,230.00          ZZ
                          360                21,596.74          1
                          9.7500             191.00             90
                          9.5000             191.00
AMSTERDAM     NY 12010    1                  06/16/00           04
0432123867                05                 08/01/00           25.0000
00000955                  N                  07/01/30
0

1990965       877/G01     F                  38,475.00          ZZ
                          360                37,522.61          2
                          10.3800            348.50             95
                          10.1300            348.50
INDIANAPOLIS  IN 46201    1                  05/22/00           23
0432131118                05                 06/22/00           0.0000
1685260                   N                  05/22/30
0

1991175       742/G02     F                  63,000.00          ZZ
                          360                61,195.45          1
                          9.1250             512.59             90
                          8.8750             512.59
LIVERPOOL     NY 13090    1                  08/18/00           04
0432237022                05                 10/01/00           25.0000
6108914                   O                  09/01/30
0

1991196       964/G02     F                  100,800.00         ZZ
                          360                97,318.99          1
                          8.3750             766.15             90
                          8.1250             766.15
SACRAMENTO    CA 95815    1                  07/01/00           04
0432129989                05                 09/01/00           25.0000
81159                     N                  08/01/30
0

1992375       U05/G02     F                  96,900.00          ZZ
                          360                93,999.86          1
                          9.1250             788.41             85
                          8.8750             788.41
PARK FOREST   IL 60466    5                  06/30/00           11
0432150639                05                 08/01/00           12.0000
3049124                   O                  07/01/30
0

1992409       877/G01     F                  88,320.00          ZZ
                          360                86,461.74          1
                          10.9500            837.76             100
                          10.7000            837.76
PARMA HEIGHTS OH 44130    1                  07/07/00           23
0432175115                05                 08/07/00           0.0000
1686739                   O                  07/07/30
0

1992904       K31/G02     F                  78,750.00          ZZ
                          360                73,067.30          1
                          9.5000             662.17             75
                          9.2500             662.17
BUFORD        GA 30518    1                  07/17/00           00
0432170371                01                 09/01/00           0.0000
2015110212                N                  08/01/30
0

1993060       286/286     F                  60,000.00          ZZ
                          360                57,791.82          4
                          10.1250            532.09             80
                          9.8750             532.09
COUNCIL BLUFFSIA 51501    1                  05/31/00           00
9731488                   05                 07/01/00           0.0000
09731488                  N                  06/01/30
0

1993168       286/286     F                  63,000.00          ZZ
                          360                61,403.47          1
                          10.0000            552.87             70
                          9.7500             552.87
HOUSTON       TX 77065    5                  06/16/00           00
9735269                   03                 08/01/00           0.0000
09735269                  N                  07/01/30
0

1993207       286/286     F                  73,950.00          ZZ
                          240                67,421.36          1
                          9.0000             665.35             85
                          8.7500             665.35
BEATRICE      NE 68310    5                  04/24/00           11
9724985                   05                 06/01/00           12.0000
09724985                  O                  05/01/20
0

1993330       E45/G02     F                  125,000.00         ZZ
                          360                120,977.22         1
                          8.6250             972.24             85
                          8.3750             972.24
WINDER        GA 30680    2                  07/17/00           14
0432164804                05                 09/01/00           12.0000
80039                     O                  08/01/30
0

1993409       664/G02     F                  63,000.00          ZZ
                          360                60,804.71          1
                          9.2500             518.29             70
                          9.0000             518.29
RALEIGH       NC 27610    5                  07/07/00           00
0432164358                05                 09/01/00           0.0000
0003425709                N                  08/01/30
0

1993534       883/G02     F                  370,500.00         ZZ
                          360                360,905.46         1
                          9.7500             3183.17            95
                          9.5000             3183.17
CHARLOTTE     NC 28277    1                  07/20/00           14
0432174852                05                 09/01/00           30.0000
610                       O                  08/01/30
0

1993566       K15/G02     F                  88,300.00          ZZ
                          360                86,204.05          1
                          10.3750            799.47             93
                          10.1250            799.47
MOCKSVILLE    NC 27028    5                  06/23/00           10
0432164986                05                 08/01/00           30.0000
017405301435              O                  07/01/30
0

1994255       G32/G02     F                  111,900.00         ZZ
                          360                108,946.28         1
                          9.3750             930.73             80
                          9.1250             930.73
SHERIDAN      IL 60551    1                  09/15/00           00
0432286052                05                 11/01/00           0.0000
1006507                   O                  10/01/30
0

1994261       624/G02     F                  79,900.00          ZZ
                          360                77,620.70          1
                          9.1250             650.09             72
                          8.8750             650.09
FORT WORTH    TX 76123    2                  08/09/00           00
0432247807                03                 10/01/00           0.0000
34200600073F              N                  09/01/30
0

1994570       M66/G02     F                  100,000.00         ZZ
                          360                97,062.57          2
                          9.3750             831.75             80
                          9.1250             831.75
NEWARK        NJ 07107    1                  07/07/00           00
0432182467                05                 09/01/00           0.0000
EVARISTO                  O                  08/01/30
0

1994878       964/T18     F                  195,500.00         ZZ
                          360                188,964.30         1
                          8.3750             1485.94            85
                          8.1250             1485.94
ATASCADERO    CA 93422    1                  07/31/00           01
0007991573                05                 10/01/00           12.0000
82911                     O                  09/01/30
0

1995673       P45/G02     F                  120,000.00         ZZ
                          360                116,555.32         1
                          9.2500             987.21             80
                          9.0000             987.21
BEND          OR 97702    5                  07/25/00           00
0432196988                05                 09/01/00           0.0000
1041960134                O                  08/01/30
0

1995828       664/G02     F                  141,400.00         ZZ
                          360                137,361.59         1
                          9.2500             1163.27            70
                          9.0000             1163.27
RALEIGH       NC 27611    5                  07/07/00           00
0432200632                05                 09/01/00           0.0000
0003425683                N                  08/01/30
0

1995841       664/G02     F                  74,900.00          ZZ
                          360                72,757.74          1
                          9.2500             616.19             70
                          9.0000             616.19
RALEIGH       NC 27602    5                  07/07/00           00
0432200350                05                 09/01/00           0.0000
003425691                 N                  08/01/30
0

1995860       664/G02     F                  143,100.00         ZZ
                          360                139,212.02         1
                          9.5000             1203.27            90
                          9.2500             1203.27
OSWEGO        IL 60543    1                  07/24/00           11
0432207322                05                 09/01/00           25.0000
0003601430                O                  08/01/30
0

1996008       K15/G01     F                  122,500.00         ZZ
                          360                119,581.64         1
                          10.2500            1097.72            100
                          10.0000            1097.72
LAFAYETTE     LA 70503    1                  07/31/00           23
0432224434                05                 09/01/00           0.0000
3059861                   O                  08/01/30
0

1996283       K15/G02     F                  60,000.00          ZZ
                          360                57,932.26          1
                          9.8750             521.01             80
                          9.6250             521.01
LUMBERTON     NC 28358    5                  08/04/00           00
0432219004                27                 10/01/00           0.0000
017105302136              O                  09/01/30
0

1996399       286/286     F                  496,000.00         ZZ
                          360                474,776.94         1
                          8.5000             3813.81            80
                          8.2500             3813.81
HENDERSON     NV 89052    1                  07/10/00           00
9746075                   03                 09/01/00           0.0000
09746075                  O                  08/01/30
0

1996758       637/G02     F                  53,250.00          ZZ
                          360                51,546.25          1
                          9.2500             438.08             75
                          9.0000             438.08
BELTRAMI      MN 56517    5                  07/19/00           00
0432218139                05                 09/01/00           0.0000
0018734012                O                  08/01/30
0

1996846       E23/G02     F                  114,000.00         ZZ
                          360                110,983.15         4
                          9.5000             958.57             70
                          9.2500             958.57
LAS VEGAS     NV 89101    5                  08/09/00           00
0432218782                05                 10/01/00           0.0000
50100026                  N                  09/01/30
0

1997079       369/G02     F                  69,000.00          ZZ
                          360                61,505.02          1
                          9.5000             580.19             75
                          9.2500             580.19
NORTH JUDSON  IN 46366    5                  07/12/00           00
0432223154                05                 09/01/00           0.0000
0072343973                O                  08/01/30
0

1997254       K15/G02     F                  94,300.00          ZZ
                          360                91,442.13          1
                          8.8750             750.29             80
                          8.6250             750.29
WELLINGTON    OH 44090    5                  08/10/00           00
0432223055                05                 10/01/00           0.0000
028705301709              O                  09/01/30
0

1997261       U05/G02     F                  92,150.00          ZZ
                          360                88,243.92          1
                          8.8750             733.19             95
                          8.6250             733.19
RIVERDALE     GA 30296    5                  07/26/00           01
0432223238                05                 09/01/00           30.0000
3057141                   O                  08/01/30
0

1997314       U05/G02     F                  358,000.00         ZZ
                          360                346,453.12         1
                          8.7500             2816.39            80
                          8.5000             2816.39
NORTHPORT     AL 35475    5                  07/26/00           00
0432237212                05                 09/01/00           0.0000
3057910                   O                  08/01/30
0

1997351       526/G01     F                  58,850.00          ZZ
                          360                54,712.22          1
                          9.8750             511.02             107
                          9.6250             511.02
RAYMONDVILLE  TX 78577    1                  07/27/00           23
0432232767                05                 09/01/00           0.0000
0415287                   O                  08/01/30
0

1997457       964/G02     F                  50,000.00          ZZ
                          360                48,033.07          1
                          8.5000             384.46             63
                          8.2500             384.46
ALBUQUERQUE   NM 87108    5                  08/11/00           00
0432233641                05                 10/01/00           0.0000
82653                     O                  09/01/30
0

1997610       K15/G02     F                  105,500.00         ZZ
                          360                101,487.83         1
                          9.5000             887.10             80
                          9.2500             887.10
WESTERLY      RI 02891    2                  08/21/00           00
0432233534                05                 10/01/00           0.0000
029705301824              N                  09/01/30
0

1997628       P23/G01     F                  120,500.00         ZZ
                          360                117,868.02         1
                          10.4900            1101.36            100
                          10.2400            1101.36
PROVO         UT 84606    1                  08/15/00           23
0432237949                01                 10/01/00           0.0000
WTL000000654              O                  09/01/30
0

1997718       225/225     F                  49,000.00          ZZ
                          360                47,550.60          1
                          9.2500             403.12             90
                          9.0000             403.12
TOLEDO        OH 43612    2                  06/13/00           10
0009915422                05                 08/01/00           25.0000
7186780                   N                  07/01/30
0

1997738       K15/G01     F                  88,900.00          ZZ
                          360                86,605.02          1
                          10.1250            788.39             100
                          9.8750             788.39
OMAK          WA 98841    1                  07/21/00           23
0432239408                05                 09/01/00           0.0000
3052468                   O                  08/01/30
0

1997855       163/G02     F                  70,000.00          ZZ
                          360                67,808.34          1
                          8.7500             550.69             80
                          8.5000             550.69
UTICA         NY 13502    2                  07/20/00           00
0432240257                27                 09/01/00           0.0000
1000228017                O                  08/01/30
0

1997893       A52/G02     F                  79,000.00          ZZ
                          360                76,074.76          2
                          9.7500             678.73             90
                          9.5000             678.73
DALLAS        GA 30132    1                  08/22/00           11
0432236461                05                 10/01/00           25.0000
11737                     N                  09/01/30
0

1997951       637/G02     F                  108,000.00         ZZ
                          360                102,253.81         4
                          9.8750             937.82             90
                          9.6250             937.82
FORT WORTH    TX 76133    1                  08/01/00           11
0432239986                05                 09/01/00           25.0000
0021658554                N                  08/01/30
0

1997965       637/G02     F                  48,000.00          ZZ
                          360                46,791.11          1
                          9.8750             416.81             80
                          9.6250             416.81
KILLEEN       TX 76541    5                  08/04/00           00
0432238590                05                 10/01/00           0.0000
0021663430                N                  09/01/30
0

1998030       U05/G02     F                  89,600.00          ZZ
                          360                85,092.22          1
                          9.8750             778.04             80
                          9.6250             778.04
SAN BENITO    TX 78586    5                  08/16/00           00
0432238095                05                 10/01/00           0.0000
3036360                   O                  09/01/30
0

1998040       286/G01     F                  82,000.00          ZZ
                          360                79,886.96          1
                          9.7500             704.51             93
                          9.5000             704.51
RICHMOND      IN 47374    1                  08/16/00           23
0432280758                05                 10/01/00           0.0000
0000025807                O                  09/01/30
0

1998062       A06/G02     F                  40,950.00          ZZ
                          360                39,919.32          1
                          9.6250             348.08             65
                          9.3750             348.08
DETROIT       MI 48228    5                  09/22/00           00
0432314110                05                 11/01/00           0.0000
0000                      N                  10/01/30
0

1998090       225/225     F                  285,450.00         ZZ
                          360                276,282.81         1
                          8.7500             2245.64            80
                          8.5000             2245.64
BOSSIER CITY  LA 71111    4                  06/07/00           00
0009915425                03                 08/01/00           0.0000
719561400                 O                  07/01/30
0

1998365       K15/G01     F                  33,250.00          ZZ
                          360                32,525.23          1
                          10.5000            304.15             95
                          10.2500            304.15
HAZELTON      PA 18201    1                  08/23/00           23
0432255123                05                 10/01/00           0.0000
3055425                   N                  09/01/30
0

1998521       N94/G02     F                  220,500.00         ZZ
                          360                213,300.02         1
                          8.5000             1695.45            90
                          8.2500             1695.45
BOSTON        MA 02125    1                  08/08/00           04
0432245694                05                 10/01/00           25.0000
730648                    O                  09/01/30
0

1998548       G52/G02     F                  83,250.00          ZZ
                          360                81,098.76          2
                          9.6250             707.62             90
                          9.3750             707.62
AUSTIN        TX 78752    1                  08/17/00           10
0432307841                05                 10/01/00           25.0000
MARTINEZ                  N                  09/01/30
0

1998575       P45/G02     F                  92,000.00          ZZ
                          360                89,672.90          1
                          9.7500             790.42             80
                          9.5000             790.42
WARSAW        IN 46580    5                  08/08/00           00
0432255438                05                 10/01/00           0.0000
102964816                 O                  09/01/30
0

1998652       K15/G01     F                  74,700.00          ZZ
                          360                73,038.84          1
                          10.5000            683.31             100
                          10.2500            683.31
WELSH         LA 70591    5                  08/28/00           23
0432261618                05                 10/01/00           0.0000
0085053009                O                  09/01/30
0

1998664       742/G02     F                  76,000.00          ZZ
                          360                73,902.85          2
                          9.0000             611.51             80
                          8.7500             611.51
SYRACUSE      NY 13203    1                  10/10/00           00
0432361319                05                 12/01/00           0.0000
6141147                   N                  11/01/30
0

1998848       U59/G02     F                  60,000.00          ZZ
                          360                58,373.54          2
                          9.3750             499.05             15
                          9.1250             499.05
SAN JOSE      CA 95112    5                  08/28/00           00
0432248995                02                 10/01/00           0.0000
800516226                 N                  09/01/30
0

1998914       286/G01     F                  52,250.00          ZZ
                          360                51,053.49          1
                          10.2500            468.22             95
                          10.0000            468.22
COLUMBUS      OH 43207    1                  08/16/00           23
0432293124                05                 10/01/00           0.0000
0000026259                N                  09/01/30
0

1999081       Q01/G01     F                  120,000.00         ZZ
                          360                117,184.99         1
                          10.1250            1064.19            100
                          9.8750             1064.19
FREEPORT      ME 04032    1                  08/31/00           23
0432259257                05                 10/01/00           0.0000
28999016                  O                  09/01/30
0

1999255       637/G02     F                  62,050.00          ZZ
                          360                60,446.64          2
                          9.6250             527.42             85
                          9.3750             527.42
COLUMBUS      GA 31904    2                  08/15/00           01
0432261576                05                 10/01/00           25.0000
0012081998                N                  09/01/30
0

1999438       K15/G02     F                  69,300.00          ZZ
                          360                67,593.39          1
                          9.8750             601.77             90
                          9.6250             601.77
CHATTANOOGA   TN 37341    5                  08/26/00           10
0432272896                27                 10/01/00           25.0000
00340530078               O                  09/01/30
0

1999554       948/G01     F                  220,000.00         ZZ
                          360                215,084.90         1
                          10.3750            1991.90            100
                          10.1250            1991.90
HURST         TX 76054    1                  08/21/00           23
0432271120                03                 10/01/00           0.0000
52930                     O                  09/01/30
0

1999869       U05/G02     F                  83,200.00          ZZ
                          360                80,777.96          1
                          9.0000             669.45             80
                          8.7500             669.45
MARTINDALE    TX 78655    5                  08/23/00           00
0432274066                05                 10/01/00           0.0000
3057813                   O                  09/01/30
0

1999985       B90/G02     F                  71,250.00          ZZ
                          360                69,448.86          2
                          9.7500             612.15             95
                          9.5000             612.15
ROCKFORD      IL 61104    1                  08/18/00           04
0432275014                05                 10/01/00           30.0000
901215751                 O                  09/01/30
0

2000073       665/G02     F                  62,000.00          ZZ
                          360                60,271.23          1
                          9.2500             510.06             80
                          9.0000             510.06
FILLMORE      UT 84631    5                  08/14/00           00
0432323095                05                 10/01/00           0.0000
88000947                  O                  09/01/30
0

2000192       742/G02     F                  65,000.00          ZZ
                          360                63,119.01          3
                          8.7500             511.36             80
                          8.5000             511.36
ALBANY        NY 12210    1                  10/04/00           00
0432345890                05                 12/01/00           0.0000
6136071                   O                  11/01/30
0

2000220       E47/G02     F                  110,250.00         ZZ
                          360                107,553.31         3
                          9.8750             957.35             90
                          9.6250             957.35
PHOENIX       AZ 85006    1                  09/05/00           11
0432278950                05                 11/01/00           25.0000
7320010488                N                  10/01/30
0

2000504       P23/G01     F                  55,100.00          ZZ
                          360                53,561.55          1
                          10.1250            488.64             95
                          9.8750             488.64
BILOXI        MS 39532    1                  09/15/00           23
0432296432                05                 11/01/00           0.0000
000001022                 N                  10/01/30
0

2000593       253/253     F                  40,000.00          ZZ
                          360                30,484.14          1
                          9.5000             336.35             80
                          9.2500             336.35
ALBUQUERQUE   NM 87105    1                  09/05/00           00
956442                    05                 10/01/00           0.0000
956442                    N                  09/01/30
0

2001079       U05/G02     F                  472,000.00         ZZ
                          360                451,304.02         1
                          8.7500             3713.23            80
                          8.5000             3713.23
HONOLULU      HI 96816    2                  08/25/00           00
0432309920                05                 10/01/00           0.0000
3057290                   O                  09/01/30
0

2001157       E45/G02     F                  45,200.00          ZZ
                          360                43,800.77          1
                          8.7500             355.59             56
                          8.5000             355.59
ELBERTON      GA 30635    2                  08/18/00           00
0432289452                27                 10/01/00           0.0000
91527                     O                  09/01/30
0

2639924       286/286     F                  54,000.00          ZZ
                          360                50,606.82          1
                          8.2500             405.69             90
                          8.0000             405.69
SMYRNA        GA 30080    1                  02/27/98           10
8367826                   05                 04/01/98           25.0000
0008367826                N                  03/01/28
0

2639925       286/286     F                  54,000.00          ZZ
                          360                50,606.82          1
                          8.2500             405.69             90
                          8.0000             405.69
SMYRNA        GA 30080    1                  02/27/98           10
8367830                   05                 04/01/98           25.0000
0008367830                N                  03/01/28
0

2640001       286/286     F                  31,850.00          ZZ
                          360                29,996.45          1
                          8.8750             253.42             90
                          8.6250             253.42
PALM BAY      FL 32905    1                  01/06/98           10
8688363                   05                 03/01/98           25.0000
0008688363                N                  02/01/28
0

2640015       286/286     F                  34,200.00          ZZ
                          360                32,244.32          2
                          8.7500             269.06             95
                          8.5000             269.06
CANTON        OH 44710    1                  02/19/98           10
8713726                   05                 04/01/98           30.0000
0008713726                O                  03/01/28
0

2640022       286/286     F                  45,500.00          ZZ
                          360                42,809.14          3
                          8.6250             353.90             70
                          8.3750             353.90
CLEVELAND     OH 44108    5                  02/26/98           00
8721197                   05                 04/01/98           0.0000
0008721197                N                  03/01/28
0

2640100       286/286     F                  51,800.00          ZZ
                          360                48,431.02          1
                          8.0000             380.10             70
                          7.7500             380.10
MABLETON      GA 30059    5                  02/17/98           00
8757009                   05                 04/01/98           0.0000
0008757009                N                  03/01/28
0

2645838       387/M32     F                  164,000.00         ZZ
                          360                151,102.02         1
                          8.1250             1217.70            80
                          7.8750             1217.70
ALLEN         TX 75013    2                  04/15/98           00
306110737                 03                 06/01/98           0.0000
0001397116                O                  05/01/28
0

2654220       G75/G75     F                  49,500.00          ZZ
                          360                46,700.72          1
                          8.6250             385.01             90
                          8.3750             385.01
HIGH POINT    NC 27262    1                  05/28/98           10
0003550488                05                 07/01/98           25.0000
03550488                  N                  06/01/28
0

2654488       387/M32     F                  67,500.00          ZZ
                          360                63,839.66          1
                          8.7500             531.02             75
                          8.5000             531.02
DOWNERS GROVE IL 60515    5                  05/28/98           00
306116012                 01                 07/01/98           0.0000
0001433358                N                  06/01/28
0

2656690       286/286     F                  79,000.00          ZZ
                          360                74,444.83          4
                          8.5000             607.45             61
                          8.2500             607.45
NORTH AUGUSTA SC 29841    2                  04/30/98           00
8742659                   05                 06/01/98           0.0000
0008742659                N                  05/01/28
0

2656726       286/286     F                  17,100.00          ZZ
                          360                15,593.59          2
                          8.7500             134.53             90
                          8.5000             134.53
TROY          NY 12180    1                  05/08/98           04
8754388                   05                 07/01/98           25.0000
0008754388                N                  06/01/28
0

2656739       286/286     F                  135,300.00         ZZ
                          360                127,992.11         4
                          8.8750             1076.51            81
                          8.6250             1076.51
DERBY         CT 06418    2                  04/30/98           11
8760891                   05                 06/01/98           33.0000
0008760891                N                  05/01/28
0

2656802       286/286     F                  63,900.00          ZZ
                          360                60,393.55          4
                          8.7500             502.71             90
                          8.5000             502.71
BRIDGEPORT    CT 06606    1                  05/20/98           11
9013897                   05                 07/01/98           25.0000
0009013897                N                  06/01/28
0

2656810       286/286     F                  66,300.00          ZZ
                          360                62,219.53          1
                          8.1250             492.28             85
                          7.8750             492.28
CLEVELAND     OH 44109    2                  06/01/98           12
9034805                   05                 07/01/98           19.0000
0009034805                O                  06/01/28
0

2665793       286/286     F                  62,100.00          ZZ
                          360                58,732.79          2
                          8.7500             488.55             90
                          8.5000             488.55
AKRON         OH 44314    1                  06/24/98           10
8713990                   05                 08/01/98           25.0000
0008713990                N                  07/01/28
0

2665801       286/286     F                  94,500.00          ZZ
                          360                89,125.89          1
                          8.3750             718.27             70
                          8.1250             718.27
VIRGINIA BEACHVA 23451    2                  06/29/98           00
8729281                   05                 08/01/98           0.0000
0008729281                N                  07/01/28
0

2665802       286/286     F                  108,000.00         ZZ
                          360                101,858.21         3
                          8.3750             820.88             68
                          8.1250             820.88
VIRGINIA BEACHVA 23451    2                  06/29/98           00
8729282                   05                 08/01/98           0.0000
0008729282                N                  07/01/28
0

2665829       286/286     F                  41,400.00          ZZ
                          360                38,945.26          1
                          8.5000             318.34             90
                          8.2500             318.34
IRVING        TX 75061    1                  04/30/98           10
8751522                   01                 06/01/98           25.0000
0008751522                N                  05/01/28
0

2665891       286/286     F                  39,000.00          ZZ
                          360                36,719.87          1
                          8.6250             303.34             89
                          8.3750             303.34
SAINT LOUIS   MO 63138    2                  06/08/98           11
8971369                   05                 08/01/98           25.0000
0008971369                N                  07/01/28
0

2665937       286/286     F                  43,400.00          ZZ
                          240                34,800.30          3
                          8.6250             380.08             70
                          8.3750             380.08
PROVIDENCE    RI 02907    2                  05/29/98           00
9034618                   05                 07/01/98           0.0000
0009034618                N                  06/01/18
0

2665952       286/286     F                  109,000.00         ZZ
                          360                102,329.72         4
                          8.0000             799.81             52
                          7.7500             799.81
FAIRVIEW      NJ 07022    2                  06/18/98           00
9034991                   05                 08/01/98           0.0000
0009034991                N                  07/01/28
0

2763836       354/S48     F                  41,400.00          ZZ
                          360                39,322.04          1
                          8.2500             311.02             68
                          8.0000             311.02
BIRMINGHAM    AL 35235    5                  02/03/99           00
0022768295                07                 04/01/99           0.0000
0022768295                O                  03/01/29
0

2773763       E22/G01     F                  103,050.00         ZZ
                          360                97,691.96          1
                          8.0000             756.14             95
                          7.7500             756.14
BRANSON       MO 65616    2                  03/30/99           10
0411355050                05                 05/01/99           30.0000
0411355050                O                  04/01/29
0

2794206       354/S48     F                  44,000.00          T
                          360                40,556.83          1
                          8.3750             334.44             80
                          8.1250             334.44
MIAMI         FL 33176    1                  03/16/99           00
0027752039                01                 05/01/99           0.0000
0027752039                O                  04/01/29
0

2798999       526/686     F                  38,500.00          ZZ
                          360                14,796.49          1
                          8.0000             282.50             70
                          7.7500             282.50
MONTGOMERY    TX 77356    1                  02/26/99           00
6103617236                01                 04/01/99           0.0000
0361723                   O                  03/01/29
0

2823830       E22/G02     F                  58,500.00          ZZ
                          360                56,244.84          2
                          9.2500             481.27             90
                          9.0000             481.27
NEW ORLEANS   LA 70119    2                  06/09/99           10
0411381585                05                 08/01/99           25.0000
0411381585                N                  07/01/29
0

2835339       074/074     F                  36,000.00          ZZ
                          360                33,405.04          1
                          8.0000             264.16             75
                          7.7500             264.16
MIAMI         FL 33143    1                  05/28/99           00
1311351005                01                 07/01/99           0.0000
1311351005                O                  06/01/29
0

2855864       E22/G02     F                  24,300.00          ZZ
                          360                20,758.09          2
                          9.1250             197.71             90
                          8.8750             197.71
NEW ORLEANS   LA 70114    1                  07/26/99           10
0411509417                05                 09/01/99           30.0000
0411509417                N                  08/01/29
0

2863172       074/074     F                  63,000.00          T
                          360                58,553.27          1
                          8.5000             484.42             70
                          8.2500             484.42
SAN ANTONIO   TX 78229    1                  06/22/99           00
1512780805                01                 08/01/99           0.0000
1512780805                O                  07/01/29
0

2863842       E22/G02     F                  76,000.00          ZZ
                          360                69,843.27          1
                          8.2500             570.96             80
                          8.0000             570.96
COLUMBUS      IN 47203    5                  07/27/99           00
0411502438                05                 09/01/99           0.0000
0411502438                O                  08/01/29
0

2892759       E22/G02     F                  42,750.00          ZZ
                          360                39,733.11          2
                          9.7500             367.29             90
                          9.5000             367.29
TULSA         OK 74104    1                  08/27/99           04
0411568843                05                 10/01/99           25.0000
0411568843                N                  09/01/29
0

2893670       480/G02     F                  41,500.00          ZZ
                          360                39,822.76          1
                          8.8750             330.19             80
                          8.6250             330.19
MONTGOMERY    AL 36110    5                  07/30/99           00
0431555713                05                 09/01/99           0.0000
2955094                   N                  08/01/29
0

2901539       560/560     F                  22,500.00          ZZ
                          360                20,797.33          1
                          8.5000             173.01             82
                          8.2500             173.01
PHILADELPHIA  PA 19124    1                  05/10/99           21
120616701                 05                 07/01/99           25.0000
120616701                 N                  06/01/29
0

2901788       560/560     F                  62,400.00          ZZ
                          360                59,585.32          1
                          8.5000             479.81             79
                          8.2500             479.81
BURLINGTON    VT 05401    1                  05/28/99           00
122445703                 01                 07/01/99           0.0000
122445703                 O                  06/01/29
0

2928705       E22/G02     F                  36,000.00          ZZ
                          360                31,312.01          1
                          9.5000             302.71             90
                          9.2500             302.71
TRENTON       NJ 08611    1                  09/23/99           10
0411609514                07                 11/01/99           25.0000
0411609514                N                  10/01/29
0

2936093       E22/G02     F                  55,600.00          ZZ
                          360                46,126.78          3
                          9.1250             452.38             90
                          8.8750             452.38
PEMBERTON     NJ 08068    1                  09/28/99           10
0411524945                05                 11/01/99           25.0000
0411524945                N                  10/01/29
0

2937283       074/074     F                  49,000.00          T
                          360                46,648.46          1
                          8.7500             385.49             70
                          8.5000             385.49
DELTONA       FL 32725    1                  08/30/99           00
1590180820                05                 10/01/99           0.0000
1590180820                O                  09/01/29
0

2941532       E22/G02     F                  40,800.00          ZZ
                          360                39,336.83          3
                          9.3750             339.35             90
                          9.1250             339.35
YORK          PA 17404    1                  09/30/99           10
0411626864                05                 11/01/99           25.0000
0411626864                N                  10/01/29
0

2941535       E22/G02     F                  40,800.00          ZZ
                          360                39,359.81          3
                          9.3750             339.35             90
                          9.1250             339.35
YORK          PA 17404    1                  09/30/99           04
0411628704                05                 11/01/99           25.0000
0411628704                N                  10/01/29
0

2941543       E22/G02     F                  59,400.00          ZZ
                          360                57,251.62          1
                          9.2500             488.67             90
                          9.0000             488.67
LINCOLN PARK  MI 48146    1                  09/30/99           04
0411638349                05                 11/01/99           25.0000
0411638349                N                  10/01/29
0

2942954       638/G02     F                  52,500.00          ZZ
                          360                48,291.27          1
                          8.7500             413.02             80
                          8.5000             413.02
HAMPTON       VA 23664    2                  09/23/99           00
0431526284                03                 11/01/99           0.0000
08917902                  N                  10/01/29
0

2945846       623/G02     F                  60,550.00          ZZ
                          360                57,831.38          1
                          9.6250             514.67             70
                          9.3750             514.67
GRAND VIEW    ID 83624    2                  09/09/99           00
0431545896                05                 11/01/99           0.0000
1687750                   N                  10/01/29
0

2947499       K15/G02     F                  61,000.00          ZZ
                          360                58,398.62          1
                          8.3500             462.57             80
                          8.1000             462.57
INDIANAPOLIS  IN 46241    5                  09/16/99           00
0431578343                05                 11/01/99           0.0000
033805300059              O                  10/01/29
0

2951972       E22/G02     F                  85,000.00          ZZ
                          360                81,462.78          1
                          8.6250             661.12             80
                          8.3750             661.12
WINSTON-SALEM NC 27103    2                  10/06/99           00
0411556053                05                 11/01/99           0.0000
0411556053                N                  10/01/29
0

2951973       E22/G02     F                  86,800.00          ZZ
                          360                82,293.18          1
                          8.6250             675.12             80
                          8.3750             675.12
WINSTON SALEM NC 27103    2                  10/06/99           00
0411556483                05                 11/01/99           0.0000
0411556483                N                  10/01/29
0

2951974       E22/G02     F                  85,200.00          ZZ
                          360                81,550.40          1
                          8.6250             662.68             80
                          8.3750             662.68
WINSTON-SALEM NC 27103    2                  10/06/99           00
0411556681                05                 11/01/99           0.0000
0411556681                N                  10/01/29
0

2951975       E22/G02     F                  80,000.00          ZZ
                          360                76,496.53          1
                          8.6250             622.23             80
                          8.3750             622.23
WINSTON-SALEM NC 27103    2                  10/06/99           00
0411557176                05                 11/01/99           0.0000
0411557176                N                  10/01/29
0

2955214       926/G02     F                  44,720.00          ZZ
                          360                43,140.15          1
                          9.5000             376.04             80
                          9.2500             376.04
HILTON HEAD   SC 29926    1                  10/01/99           00
0431549906                01                 12/01/99           0.0000
163017951                 N                  11/01/29
0

2957700       E22/G02     F                  28,800.00          ZZ
                          360                27,848.15          2
                          9.6250             244.80             90
                          9.3750             244.80
SOUTH BEND    IN 46601    1                  10/08/99           04
0411612807                05                 12/01/99           25.0000
0411612807                N                  11/01/29
0

2959624       134/G02     F                  95,400.00          ZZ
                          360                91,511.76          4
                          8.7500             750.52             90
                          8.5000             750.52
LAFAYETTE     LA 70506    1                  09/30/99           10
0431579820                03                 11/01/99           25.0000
828805                    N                  10/01/29
0

2959674       196/G02     F                  34,200.00          ZZ
                          360                33,047.25          2
                          9.6250             290.70             90
                          9.3750             290.70
CHICAGO       IL 60624    1                  09/10/99           10
0431555960                05                 11/01/99           25.0000
1346457                   N                  10/01/29
0

2959822       196/G02     F                  180,000.00         ZZ
                          360                160,869.96         1
                          8.6250             1400.03            90
                          8.3750             1400.03
POUGHKEEPSIE  NY 12603    5                  09/07/99           14
0431554914                05                 11/01/99           25.0000
1343436                   O                  10/01/29
0

2960885       638/G02     F                  37,900.00          ZZ
                          360                36,432.52          1
                          8.8750             301.55             68
                          8.6250             301.55
NEW CUMBERLANDPA 17070    5                  09/30/99           00
0431553817                05                 11/01/99           0.0000
08926422                  N                  10/01/29
0

2964421       287/076     F                  273,000.00         ZZ
                          360                261,171.32         1
                          8.3750             2075.00            78
                          8.1250             2075.00
LAUREL        MD 20708    5                  08/18/99           00
19927485                  05                 10/01/99           0.0000
8833014                   O                  09/01/29
0

2965058       E22/G02     F                  116,250.00         ZZ
                          360                111,833.65         1
                          8.8750             924.94             75
                          8.6250             924.94
MOUNT AIRY    NC 27030    1                  10/12/99           00
0411657745                05                 12/01/99           0.0000
0411657745                O                  11/01/29
0

2970074       E22/G02     F                  128,000.00         ZZ
                          360                123,281.80         1
                          9.2500             1053.02            80
                          9.0000             1053.02
FLOWER MOUND  TX 75028    1                  10/14/99           00
0411634843                05                 12/01/99           0.0000
0411634843                N                  11/01/29
0

2974661       E22/G02     F                  50,400.00          ZZ
                          360                48,553.79          1
                          9.2500             414.63             90
                          9.0000             414.63
DETROIT       MI 48221    1                  09/20/99           04
0411609720                05                 11/01/99           25.0000
0411609720                N                  10/01/29
0

2974667       E22/G02     F                  49,600.00          ZZ
                          360                47,680.76          1
                          8.8750             394.64             80
                          8.6250             394.64
DETROIT       MI 48212    5                  10/18/99           00
0411623424                05                 12/01/99           0.0000
0411623424                N                  11/01/29
0

2981488       F60/G02     F                  64,000.00          ZZ
                          360                61,595.37          4
                          9.6250             543.99             80
                          9.3750             543.99
CHALMETTE     LA 70043    1                  10/15/99           00
0431577626                05                 12/01/99           0.0000
444976                    O                  11/01/29
0

2982481       664/G02     F                  117,000.00         ZZ
                          360                112,567.79         1
                          8.8750             930.91             78
                          8.6250             930.91
KEIZER        OR 97303    2                  10/07/99           00
0431571884                05                 12/01/99           0.0000
0003232170                N                  11/01/29
0

2982983       721/G02     F                  172,400.00         ZZ
                          360                165,135.33         4
                          8.8750             1371.70            80
                          8.6250             1371.70
RICHMOND      KY 40475    1                  09/29/99           00
0431576610                07                 11/01/99           0.0000
7850017627                N                  10/01/29
0

2988885       E22/G02     F                  400,000.00         ZZ
                          360                353,598.92         1
                          8.3750             3040.29            54
                          8.1250             3040.29
PALO ALTO     CA 94301    5                  10/19/99           00
0411661770                01                 12/01/99           0.0000
0411661770                O                  11/01/29
0

2991304       E82/G02     F                  120,600.00         ZZ
                          360                115,195.30         1
                          8.3750             916.65             92
                          8.1250             916.65
WAKEFIELD     NH 03872    2                  10/25/99           04
0400217519                05                 12/01/99           30.0000
0400217519                O                  11/01/29
0

2993823       074/074     F                  50,300.00          ZZ
                          360                48,243.52          4
                          9.3750             418.37             90
                          9.1250             418.37
BATON ROUGE   LA 70820    1                  09/02/99           12
1539035810                05                 11/01/99           25.0000
1539035810                N                  10/01/29
0

2998535       E22/G02     F                  56,800.00          ZZ
                          360                54,495.97          1
                          8.5000             436.74             80
                          8.2500             436.74
AMARILLO      TX 79110    5                  10/25/99           00
0411658354                05                 12/01/99           0.0000
0411658354                O                  11/01/29
0

3002847       G75/G75     F                  36,000.00          ZZ
                          360                34,605.56          2
                          8.8750             286.44             53
                          8.6250             286.44
WORCESTER     MA 01604    5                  09/23/99           00
0003936448                05                 11/01/99           0.0000
03936448                  N                  10/01/29
0

3002848       G75/G75     F                  50,000.00          ZZ
                          360                48,063.45          3
                          8.8750             397.83             57
                          8.6250             397.83
WORCESTER     MA 01604    2                  09/23/99           00
0003936436                05                 11/01/99           0.0000
03936436                  N                  10/01/29
0

3002849       G75/G75     F                  50,000.00          ZZ
                          360                48,063.45          3
                          8.8750             397.83             57
                          8.6250             397.83
WORCESTER     MA 01604    5                  09/23/99           00
0003936424                05                 11/01/99           0.0000
03936424                  N                  10/01/29
0

3002856       G75/G75     F                  141,000.00         ZZ
                          360                135,153.82         1
                          8.5000             1084.17            69
                          8.2500             1084.17
LINCOLNTON    NC 28092    5                  09/27/99           00
0003961833                05                 11/01/99           0.0000
03961833                  O                  10/01/29
0

3068672       526/686     F                  60,000.00          ZZ
                          360                57,727.07          2
                          8.8750             477.39             69
                          8.6250             477.39
PHOENIX       AZ 85014    2                  10/29/99           00
6103828601                05                 12/01/99           0.0000
0382860                   N                  11/01/29
0

3072455       E22/G02     F                  18,000.00          ZZ
                          360                17,406.34          1
                          9.3750             149.71             90
                          9.1250             149.71
SPRINGFIELD   IL 62703    1                  12/06/99           04
0411698780                05                 02/01/00           25.0000
0411698780                N                  01/01/30
0

3083694       G41/G02     F                  26,100.00          ZZ
                          360                25,218.23          2
                          9.2500             214.72             90
                          9.0000             214.72
PHILADELPHIA  PA 19124    1                  12/03/99           10
0431752120                05                 02/01/00           25.0000
64001507                  N                  01/01/30
0

3085017       E22/G02     F                  33,250.00          ZZ
                          360                30,401.77          1
                          9.3750             276.56             70
                          9.1250             276.56
GRAND PRAIRIE TX 75051    1                  12/10/99           00
0411724032                05                 02/01/00           0.0000
0411724032                N                  01/01/30
0

3089761       K15/G02     F                  70,000.00          ZZ
                          360                67,277.12          1
                          8.7500             550.69             85
                          8.5000             550.69
CENTERVILLE   IN 47330    2                  12/03/99           10
0431735968                05                 02/01/00           12.0000
033705421742              O                  01/01/30
0

3097817       E22/G02     F                  20,000.00          ZZ
                          360                19,292.55          1
                          9.0000             160.92             80
                          8.7500             160.92
DUNKIRK       IN 47396    1                  12/17/99           00
0411754658                05                 02/01/00           0.0000
0411754658                N                  01/01/30
0

3099689       E22/G02     F                  32,000.00          ZZ
                          360                30,925.90          1
                          9.5000             269.07             80
                          9.2500             269.07
HALTOM CITY   TX 76117    1                  12/17/99           00
0411738800                05                 02/01/00           0.0000
0411738800                N                  01/01/30
0

3100026       E82/G02     F                  39,200.00          ZZ
                          360                36,302.11          2
                          9.3750             326.05             70
                          9.1250             326.05
ROME          NY 13440    5                  12/22/99           00
0400245288                05                 02/01/00           0.0000
0400245288                N                  01/01/30
0

3108019       623/G02     F                  134,900.00         ZZ
                          360                130,310.67         4
                          9.2500             1109.79            90
                          9.0000             1109.79
COLUMBUS      OH 43213    1                  12/15/99           01
0431743145                05                 02/01/00           25.0000
1418337                   N                  01/01/30
0

3109440       E22/G02     F                  32,400.00          ZZ
                          360                31,426.83          1
                          9.8750             281.35             90
                          9.6250             281.35
CLINTON TWP   MI 48035    1                  12/27/99           10
0411756273                01                 02/01/00           25.0000
0411756273                N                  01/01/30
0

3112202       742/G02     F                  63,000.00          ZZ
                          360                60,921.18          4
                          9.3750             524.00             90
                          9.1250             524.00
PITTSTON      PA 18640    1                  12/22/99           04
0431750058                05                 02/01/00           25.0000
4878393                   N                  01/01/30
0

3115800       E22/G02     F                  28,800.00          ZZ
                          360                27,732.65          1
                          8.7500             226.57             80
                          8.5000             226.57
INDIANAPOLIS  IN 46218    5                  12/30/99           00
0411664865                05                 02/01/00           0.0000
0411664865                N                  01/01/30
0

3115804       E22/G02     F                  110,700.00         ZZ
                          360                105,431.04         1
                          8.2500             831.65             90
                          8.0000             831.65
YAKIMA        WA 98908    1                  12/23/99           04
0411709751                05                 02/01/00           25.0000
0411709751                O                  01/01/30
0

3115810       E22/G02     F                  71,250.00          ZZ
                          360                68,596.83          1
                          8.8750             566.90             75
                          8.6250             566.90
BREMERTON     WA 98310    5                  12/27/99           00
0411730609                05                 02/01/00           0.0000
0411730609                N                  01/01/30
0

3115813       E22/G02     F                  80,800.00          ZZ
                          360                77,325.00          1
                          8.7500             635.65             82
                          8.5000             635.65
MIAMI         FL 33168    2                  12/30/99           10
0411734056                05                 02/01/00           20.0000
0411734056                N                  01/01/30
0

3115825       E22/G02     F                  43,000.00          ZZ
                          360                40,895.92          1
                          9.5000             361.57             80
                          9.2500             361.57
GASTONIA      NC 28052    2                  12/30/99           00
0411747116                05                 02/01/00           0.0000
0411747116                N                  01/01/30
0

3115826       E22/G02     F                  39,900.00          ZZ
                          360                38,107.04          1
                          9.5000             335.50             80
                          9.2500             335.50
GASTONIA      NC 28052    2                  12/30/99           00
0411747538                05                 02/01/00           0.0000
0411747538                N                  01/01/30
0

3115828       E22/G02     F                  47,900.00          ZZ
                          360                45,920.95          1
                          9.5000             402.77             80
                          9.2500             402.77
GASTONIA      NC 28052    2                  12/30/99           00
0411748023                05                 02/01/00           0.0000
0411748023                N                  01/01/30
0

3118449       E22/G02     F                  48,600.00          ZZ
                          360                44,619.15          1
                          9.5000             408.66             90
                          9.2500             408.66
DAYTON        OH 45427    1                  12/31/99           04
0411766041                05                 02/01/00           25.0000
0411766041                N                  01/01/30
0

3125292       286/286     F                  196,000.00         ZZ
                          360                188,293.07         1
                          8.6250             1524.47            80
                          8.3750             1524.47
ATLANTA       GA 30338    1                  12/06/99           00
0646429                   05                 02/01/00           0.0000
0000646429                N                  01/01/30
0

3125303       286/286     F                  120,000.00         ZZ
                          360                115,659.34         1
                          9.1250             976.36             75
                          8.8750             976.36
MAULDIN       SC 29662    2                  10/20/99           00
9450328                   03                 12/01/99           0.0000
0009450328                N                  11/01/29
0

3125361       286/286     F                  49,500.00          ZZ
                          360                47,790.42          2
                          9.3750             411.72             90
                          9.1250             411.72
DALLAS        TX 75223    1                  10/22/99           11
9632851                   05                 12/01/99           30.0000
0009632851                N                  11/01/29
0

3125367       286/286     F                  163,200.00         ZZ
                          360                156,835.95         1
                          9.0000             1313.14            80
                          8.7500             1313.14
ASTATULA      FL 34705    1                  10/20/99           00
9637258                   05                 12/01/99           0.0000
0009637258                O                  11/01/29
0

3125381       286/286     F                  67,950.00          ZZ
                          360                65,191.54          1
                          8.3750             516.47             80
                          8.1250             516.47
SALEM         VA 24153    1                  11/09/99           00
9643625                   05                 01/01/00           0.0000
0009643625                N                  12/01/29
0

3125383       286/286     F                  117,300.00         ZZ
                          360                113,056.46         1
                          9.1250             954.40             74
                          8.8750             954.40
MAULDIN       SC 29662    2                  10/20/99           00
9645329                   03                 12/01/99           0.0000
0009645329                N                  11/01/29
0

3125394       286/286     F                  99,000.00          ZZ
                          360                93,914.76          3
                          8.3750             752.48             90
                          8.1250             752.48
CLIO          MI 48420    1                  11/12/99           10
9656258                   05                 01/01/00           25.0000
0009656258                N                  12/01/29
0

3126340       F28/G02     F                  350,000.00         ZZ
                          360                236,432.99         1
                          8.2500             2629.43            78
                          8.0000             2629.43
REHOBOTH BEACHDE 19971    1                  06/30/99           00
0431773522                05                 08/01/99           0.0000
4938217                   O                  07/01/29
0

3127068       E22/G02     F                  55,800.00          ZZ
                          360                53,801.95          1
                          9.0000             448.98             90
                          8.7500             448.98
CHICAGO       IL 60620    1                  01/05/00           04
0411647688                05                 02/01/00           25.0000
0411647688                N                  01/01/30
0

3127082       E22/G02     F                  145,500.00         ZZ
                          360                140,230.80         1
                          8.8750             1157.66            77
                          8.6250             1157.66
CORINTH       TX 76205    2                  12/27/99           00
0411753098                03                 02/01/00           0.0000
0411753098                O                  01/01/30
0

3130336       E22/G02     F                  37,700.00          ZZ
                          360                36,523.13          1
                          9.7500             323.90             90
                          9.5000             323.90
COLUMBUS      OH 43211    1                  01/06/00           04
0411751415                05                 03/01/00           25.0000
0411751415                N                  02/01/30
0

3133323       E22/G02     F                  22,500.00          ZZ
                          360                21,739.61          2
                          9.2500             185.10             90
                          9.0000             185.10
PINE BLUFF    AR 71603    1                  12/30/99           04
0411649122                05                 02/01/00           25.0000
0411649122                N                  01/01/30
0

3133332       E22/G02     F                  35,900.00          ZZ
                          360                34,765.63          1
                          9.7500             308.44             90
                          9.5000             308.44
COLUMBUS      OH 43201    1                  01/06/00           04
0411755234                05                 03/01/00           25.0000
0411755234                N                  02/01/30
0

3133340       E22/G02     F                  30,150.00          ZZ
                          360                29,189.43          1
                          9.6250             256.27             90
                          9.3750             256.27
DALLAS        TX 75223    1                  01/06/00           01
0411772270                05                 03/01/00           25.0000
0411772270                N                  02/01/30
0

3137720       E65/G02     F                  22,500.00          ZZ
                          360                21,763.11          1
                          9.7500             193.31             90
                          9.5000             193.31
FLINT         MI 48506    1                  01/04/00           11
0431776400                05                 02/01/00           25.0000
227345                    N                  01/01/30
0

3137826       E65/G02     F                  44,900.00          ZZ
                          360                43,519.29          3
                          9.7500             385.76             90
                          9.5000             385.76
FLINT         MI 48506    1                  12/28/99           01
0431778539                05                 02/01/00           25.0000
227351                    N                  01/01/30
0

3138018       E65/G02     F                  16,200.00          ZZ
                          360                14,616.51          1
                          9.7500             139.18             90
                          9.5000             139.18
FLINT         MI 48506    1                  01/10/00           01
0431778406                05                 03/01/00           25.0000
227349                    N                  02/01/30
0

3139544       E22/G02     F                  170,000.00         ZZ
                          360                163,948.72         1
                          8.8750             1352.60            85
                          8.6250             1352.60
NAUGATUCK     CT 06770    5                  01/06/00           04
0411747454                05                 03/01/00           12.0000
0411747454                O                  02/01/30
0

3142690       E65/G02     F                  22,500.00          ZZ
                          360                21,779.13          1
                          9.7500             193.31             87
                          9.5000             193.31
FLINT         MI 48506    1                  01/10/00           01
0431778851                05                 03/01/00           25.0000
227352                    N                  02/01/30
0

3144194       623/G02     F                  68,000.00          ZZ
                          360                65,327.21          1
                          8.5000             522.86             80
                          8.2500             522.86
NORCROSS      GA 30092    1                  12/22/99           00
0431786938                05                 02/01/00           0.0000
5223156                   N                  01/01/30
0

3144208       623/G02     F                  70,000.00          ZZ
                          360                67,522.19          1
                          9.0000             563.24             73
                          8.7500             563.24
SALT LAKE CITYUT 84106    2                  12/23/99           00
0431785294                01                 02/01/00           0.0000
5227683                   N                  01/01/30
0

3144218       623/G02     F                  90,000.00          ZZ
                          360                85,970.33          1
                          8.0000             660.39             75
                          7.7500             660.39
TULSA         OK 74133    1                  12/20/99           00
0431790211                03                 02/01/00           0.0000
5229394                   O                  01/01/30
0

3146565       E22/G02     F                  20,000.00          ZZ
                          360                19,142.10          1
                          9.7500             171.83             80
                          9.5000             171.83
ARTESIA       NM 88210    1                  01/07/00           00
0411688666                05                 03/01/00           0.0000
0411688666                N                  02/01/30
0

3146570       E22/G02     F                  45,000.00          ZZ
                          360                43,562.92          1
                          9.5000             378.38             90
                          9.2500             378.38
ASHEVILLE     NC 28806    1                  01/13/00           04
0411746027                27                 03/01/00           25.0000
0411746027                O                  02/01/30
0

3146574       E22/G02     F                  45,000.00          ZZ
                          360                43,645.20          2
                          10.0000            394.91             90
                          9.7500             394.91
DETROIT       MI 48214    1                  01/13/00           04
0411763485                05                 03/01/00           25.0000
0411763485                N                  02/01/30
0

3146584       E22/G02     F                  128,000.00         ZZ
                          360                123,205.67         1
                          8.8750             1018.43            80
                          8.6250             1018.43
SNELLVILLE    GA 30078    1                  01/13/00           00
0411787047                05                 03/01/00           0.0000
0411787047                O                  02/01/30
0

3150140       E22/G02     F                  32,800.00          ZZ
                          360                31,767.04          1
                          9.5000             275.80             80
                          9.2500             275.80
DALLAS        TX 75248    1                  01/14/00           00
0411772023                01                 03/01/00           0.0000
0411772023                N                  02/01/30
0

3153643       E22/G02     F                  28,000.00          ZZ
                          360                27,092.86          1
                          9.7500             240.56             80
                          9.5000             240.56
HAGERMAN      NM 88232    1                  01/14/00           00
0411688674                05                 03/01/00           0.0000
0411688674                N                  02/01/30
0

3153644       E22/G02     F                  40,000.00          ZZ
                          360                38,127.87          1
                          9.7500             343.66             80
                          9.5000             343.66
HAGERMAN      NM 88232    1                  01/07/00           00
0411688708                05                 03/01/00           0.0000
0411688708                N                  02/01/30
0

3153645       E22/G02     F                  33,600.00          ZZ
                          360                32,550.06          1
                          9.7500             288.68             80
                          9.5000             288.68
HAGERMAN      NM 88232    1                  01/14/00           00
0411688716                05                 03/01/00           0.0000
0411688716                N                  02/01/30
0

3159549       E22/G02     F                  28,000.00          ZZ
                          360                26,623.04          1
                          10.0000            245.72             80
                          9.7500             245.72
DETROIT       MI 48228    1                  01/20/00           00
0411731854                05                 03/01/00           0.0000
0411731854                N                  02/01/30
0

3162607       E22/G02     F                  100,800.00         ZZ
                          360                88,828.63          1
                          9.3750             838.40             80
                          9.1250             838.40
SANTA FE      TX 77510    5                  01/17/00           00
0411776636                05                 03/01/00           0.0000
0411776636                O                  02/01/30
0

3162746       E82/G02     F                  70,000.00          ZZ
                          360                65,364.89          1
                          9.3750             582.22             80
                          9.1250             582.22
KARNS CITY    PA 16041    5                  01/20/00           00
0400245726                27                 03/01/00           0.0000
0400245726                O                  02/01/30
0

3166683       E22/G02     F                  36,000.00          ZZ
                          360                31,714.68          2
                          9.5000             302.71             90
                          9.2500             302.71
TRENTON       NJ 08611    1                  01/21/00           01
0411782543                05                 03/01/00           25.0000
0411782543                N                  02/01/30
0

3170958       A54/G02     F                  68,000.00          ZZ
                          360                65,702.94          1
                          9.2500             559.42             80
                          9.0000             559.42
FT. WAYNE     IN 46825    1                  12/06/99           00
0431819085                05                 02/01/00           0.0000
0002673796                N                  01/01/30
0

3173506       074/G02     F                  95,400.00          ZZ
                          360                91,172.23          3
                          8.5000             733.55             90
                          8.2500             733.55
ROCKFORD      IL 61104    1                  12/16/99           14
0431820349                05                 02/01/00           25.0000
1590189245                O                  01/01/30
0

3173524       074/G02     F                  57,600.00          ZZ
                          360                55,118.86          4
                          8.5000             442.90             90
                          8.2500             442.90
ST. LOUIS     MO 63118    1                  12/13/99           14
0431835545                05                 02/01/00           25.0000
1583259249                O                  01/01/30
0

3173530       074/G02     F                  50,000.00          ZZ
                          360                34,771.46          4
                          9.2500             411.34             90
                          9.0000             411.34
TOLEDO        OH 43606    1                  12/30/99           14
0431835594                05                 02/01/00           25.0000
1581373040                N                  01/01/30
0

3173534       074/G02     F                  43,200.00          ZZ
                          360                41,634.03          3
                          9.2500             355.40             90
                          9.0000             355.40
CANTON        OH 44703    1                  12/28/99           01
0431835636                05                 02/01/00           25.0000
1581367240                N                  01/01/30
0

3173535       074/G02     F                  30,050.00          ZZ
                          360                29,119.38          1
                          9.6250             255.43             90
                          9.3750             255.43
LANSING       MI 48910    1                  01/10/00           10
0431827385                05                 03/01/00           25.0000
1581365868                N                  02/01/30
0

3173537       074/G02     F                  28,350.00          ZZ
                          360                27,344.04          1
                          9.1250             230.67             90
                          8.8750             230.67
LANSING       MI 48915    1                  12/14/99           12
0431827302                05                 02/01/00           25.0000
1581362101                N                  01/01/30
0

3173561       074/G02     F                  52,200.00          ZZ
                          360                50,258.72          4
                          9.6250             443.70             90
                          9.3750             443.70
BATON ROUGE   LA 70810    1                  01/10/00           12
0431835784                05                 03/01/00           25.0000
1539046996                N                  02/01/30
0

3173569       074/G02     F                  64,000.00          ZZ
                          360                44,816.68          4
                          9.3750             532.32             80
                          9.1250             532.32
HARVEY        LA 70058    1                  11/29/99           00
0431835834                05                 01/01/00           0.0000
1512853705                N                  12/01/29
0

3176331       623/G02     F                  136,000.00         ZZ
                          360                130,262.42         3
                          8.1250             1009.80            80
                          7.8750             1009.80
CHICAGO       IL 60622    5                  12/23/99           00
0431812031                05                 02/01/00           0.0000
5230259                   O                  01/01/30
0

3178952       E22/G02     F                  83,600.00          ZZ
                          360                80,899.50          1
                          9.5000             702.95             95
                          9.2500             702.95
LARAMIE       WY 82072    1                  01/28/00           04
0411804727                05                 03/01/00           30.0000
0411804727                O                  02/01/30
0

3181464       286/286     F                  123,500.00         ZZ
                          360                107,864.09         3
                          8.8750             982.63             65
                          8.6250             982.63
SOUTH HOLLAND IL 60473    5                  01/19/00           00
0648089                   05                 03/01/00           0.0000
0000648089                N                  02/01/30
0

3181468       286/286     F                  63,700.00          ZZ
                          360                61,475.20          2
                          9.2500             524.05             70
                          9.0000             524.05
RALEIGH       NC 27601    5                  12/22/99           00
9423295                   05                 02/01/00           0.0000
0009423295                N                  01/01/30
0

3181481       286/286     F                  50,400.00          ZZ
                          360                48,736.25          4
                          9.3750             419.21             90
                          9.1250             419.21
CANTON        OH 44703    1                  12/30/99           01
9601334                   05                 02/01/00           25.0000
0009601334                N                  01/01/30
0

3181482       286/286     F                  132,300.00         ZZ
                          360                124,066.46         4
                          8.8750             1052.64            90
                          8.6250             1052.64
CLEVELAND     OH 44109    1                  12/17/99           01
9601373                   05                 02/01/00           25.0000
0009601373                N                  01/01/30
0

3181483       286/T18     F                  33,300.00          ZZ
                          360                32,108.48          3
                          9.1250             270.94             90
                          8.8750             270.94
FORT DODGE    IA 50501    1                  11/29/99           11
11720539                  05                 01/01/00           25.0000
0009616586                N                  12/01/29
0

3181508       286/286     F                  60,000.00          ZZ
                          360                57,139.77          1
                          8.8750             477.39             85
                          8.6250             477.39
INDIANAPOLIS  IN 46228    5                  01/21/00           11
9660708                   05                 03/01/00           12.0000
0009660708                O                  02/01/30
0

3181509       286/286     F                  48,800.00          ZZ
                          360                47,007.60          4
                          8.8750             388.28             80
                          8.6250             388.28
ST LOUIS      MO 63113    2                  12/20/99           00
9660725                   05                 02/01/00           0.0000
0009660725                N                  01/01/30
0

3182026       E22/G02     F                  26,400.00          ZZ
                          360                25,643.67          1
                          10.0000            231.68             80
                          9.7500             231.68
INDEPENDENCE  MO 64053    5                  01/31/00           00
0411798317                05                 03/01/00           0.0000
0411798317                N                  02/01/30
0

3182027       E22/G02     F                  48,000.00          ZZ
                          360                46,625.25          1
                          10.0000            421.23             80
                          9.7500             421.23
INDEPENDENCE  MO 64050    5                  01/31/00           00
0411798333                05                 03/01/00           0.0000
0411798333                N                  02/01/30
0

3182033       E22/G02     F                  33,600.00          ZZ
                          360                32,637.76          1
                          10.0000            294.86             80
                          9.7500             294.86
INDEPENDENCE  MO 64053    5                  01/31/00           00
0411799489                05                 03/01/00           0.0000
0411799489                N                  02/01/30
0

3183159       926/G02     F                  127,250.00         ZZ
                          360                122,690.95         1
                          9.0000             1023.89            80
                          8.7500             1023.89
MYRTLE BEACH  SC 29579    1                  01/13/00           00
0431817725                03                 03/01/00           0.0000
163018579                 O                  02/01/30
0

3190524       E22/G02     F                  104,000.00         ZZ
                          360                100,314.38         1
                          9.0000             836.81             80
                          8.7500             836.81
LAVON         TX 75166    5                  01/28/00           00
0411794456                05                 03/01/00           0.0000
0411794456                O                  02/01/30
0

3193561       E22/G02     F                  32,000.00          ZZ
                          360                31,015.44          1
                          9.6250             272.00             80
                          9.3750             272.00
HENDERSON     NC 27536    5                  02/04/00           00
0411770795                05                 03/01/00           0.0000
0411770795                N                  02/01/30
0

3200019       E22/G02     F                  70,000.00          ZZ
                          360                66,995.87          1
                          9.3750             582.22             84
                          9.1250             582.22
COTTONDALE    AL 35453    5                  02/03/00           10
0411798846                05                 04/01/00           12.0000
0411798846                O                  03/01/30
0

3200028       E22/G02     F                  48,000.00          ZZ
                          360                45,502.55          1
                          9.8750             416.81             80
                          9.6250             416.81
COLUMBUS      OH 43204    1                  02/08/00           00
0411811235                05                 04/01/00           0.0000
0411811235                N                  03/01/30
0

3201576       286/286     F                  127,200.00         ZZ
                          360                122,266.42         4
                          8.6250             989.35             80
                          8.3750             989.35
LOUISVILLE    KY 40205    1                  11/24/99           00
0642871                   05                 01/01/00           0.0000
0000642871                N                  12/01/29
0

3201601       286/286     F                  84,000.00          ZZ
                          360                68,890.92          1
                          8.8750             668.35             80
                          8.6250             668.35
LIBERAL       KS 67901    2                  01/04/00           00
9660721                   05                 03/01/00           0.0000
0009660721                O                  02/01/30
0

3201602       286/286     F                  74,800.00          ZZ
                          360                72,228.87          1
                          9.1250             608.60             85
                          8.8750             608.60
OKLAHOMA CITY OK 73120    5                  01/19/00           11
9660872                   05                 03/01/00           12.0000
0009660872                O                  02/01/30
0

3202879       E22/G02     F                  29,700.00          ZZ
                          360                28,749.60          1
                          10.0000            260.64             90
                          9.7500             260.64
PENSACOLA     FL 32506    1                  02/04/00           01
0411762149                05                 04/01/00           25.0000
0411762149                N                  03/01/30
0

3202880       E22/G02     F                  33,075.00          ZZ
                          360                31,820.52          1
                          8.5000             254.32             75
                          8.2500             254.32
MARSING       ID 83639    5                  01/31/00           00
0411778020                05                 03/01/00           0.0000
0411778020                N                  02/01/30
0

3208293       Q01/G02     F                  50,250.00          ZZ
                          360                48,810.25          1
                          9.8750             436.35             75
                          9.6250             436.35
PRICE         UT 84501    5                  02/02/00           00
0431851823                05                 04/01/00           0.0000
16576016                  N                  03/01/30
0

3209068       526/686     F                  30,550.00          ZZ
                          360                28,083.07          1
                          9.2500             251.33             65
                          9.0000             251.33
AURORA        CO 80012    5                  01/10/00           00
6103842131                01                 03/01/00           0.0000
0384213                   N                  02/01/30
0

3209072       526/686     F                  74,350.00          T
                          360                71,718.59          1
                          8.8750             591.56             70
                          8.6250             591.56
HOUSTON       TX 77008    1                  01/03/00           00
6103911415                05                 03/01/00           0.0000
0391141                   O                  02/01/30
0

3209079       526/686     F                  131,200.00         ZZ
                          360                126,060.24         1
                          8.6250             1020.47            80
                          8.3750             1020.47
OAK PARK      MI 48237    5                  12/30/99           00
6103901077                05                 02/01/00           0.0000
0390107                   O                  01/01/30
0

3209084       526/686     F                  40,500.00          ZZ
                          360                38,498.34          2
                          8.7500             318.61             90
                          8.5000             318.61
ABBEVILLE     LA 70510    1                  12/21/99           12
6103874993                05                 02/01/00           25.0000
0387499                   N                  01/01/30
0

3209088       526/686     F                  91,500.00          ZZ
                          360                87,867.60          1
                          8.3750             695.47             64
                          8.1250             695.47
AURORA        CO 80013    1                  12/09/99           00
6103893340                05                 02/01/00           0.0000
0389334                   N                  01/01/30
0

3211220       E22/G02     F                  20,000.00          ZZ
                          360                19,205.20          1
                          9.7500             171.83             80
                          9.5000             171.83
TOLEDO        OH 43607    5                  02/11/00           00
0411827405                05                 04/01/00           0.0000
0411827405                N                  03/01/30
0

3211346       E82/G02     F                  204,950.00         ZZ
                          360                197,391.23         1
                          8.6250             1594.08            54
                          8.3750             1594.08
WASHINGTON    DC 20012    2                  02/03/00           00
0400231114                05                 04/01/00           0.0000
0400231114                O                  03/01/30
0

3213477       623/G02     F                  67,500.00          ZZ
                          360                65,031.68          2
                          9.0000             543.12             90
                          8.7500             543.12
CLEVELAND     OH 44105    2                  12/27/99           10
0431858240                05                 02/01/00           25.0000
5230492                   N                  01/01/30
0

3213489       623/G02     F                  104,000.00         ZZ
                          360                99,794.54          1
                          8.2500             781.32             80
                          8.0000             781.32
MEMPHIS       TN 38133    5                  01/12/00           00
0431858794                05                 03/01/00           0.0000
5223408                   O                  02/01/30
0

3213494       623/G02     F                  63,700.00          ZZ
                          360                61,432.68          1
                          8.8750             506.83             75
                          8.6250             506.83
ALBUQUERQUE   NM 87105    5                  01/24/00           00
0431859016                05                 03/01/00           0.0000
1522026                   O                  02/01/30
0

3216006       601/G02     F                  160,000.00         ZZ
                          360                154,264.10         1
                          8.7500             1258.73            79
                          8.5000             1258.73
ELMIRA        OR 97437    5                  01/28/00           00
0431876382                27                 04/01/00           0.0000
60146388                  O                  03/01/30
0

3217341       E22/G02     F                  86,000.00          ZZ
                          360                83,355.09          1
                          9.5000             723.13             64
                          9.2500             723.13
MIAMI         FL 33165    1                  02/15/00           00
0411828718                05                 04/01/00           0.0000
0411828718                O                  03/01/30
0

3218432       E84/G02     F                  204,650.00         ZZ
                          360                189,750.63         1
                          9.7500             1758.26            75
                          9.5000             1758.26
AUSTIN        TX 78701    1                  01/21/00           00
0431863232                01                 03/01/00           0.0000
32601116                  N                  02/01/30
0

3218699       E84/G02     F                  37,600.00          ZZ
                          360                36,413.28          1
                          9.6250             319.60             80
                          9.3750             319.60
ST LOUIS      MO 63147    5                  01/24/00           00
0431854660                05                 03/01/00           0.0000
11901880                  N                  02/01/30
0

3222480       E22/G02     F                  19,800.00          ZZ
                          360                19,192.21          1
                          9.8750             171.93             90
                          9.6250             171.93
DETROIT       MI 48227    1                  02/16/00           10
0411805518                05                 04/01/00           25.0000
0411805518                N                  03/01/30
0

3228886       E22/G02     F                  29,500.00          ZZ
                          360                27,724.60          2
                          10.0000            258.89             80
                          9.7500             258.89
DETROIT       MI 48202    1                  02/18/00           00
0411796402                05                 04/01/00           0.0000
0411796402                N                  03/01/30
0

3228915       E22/G02     F                  67,150.00          ZZ
                          360                63,592.55          1
                          8.8750             534.28             75
                          8.6250             534.28
AMARILLO      TX 79110    1                  02/18/00           00
0411836513                05                 04/01/00           0.0000
0411836513                O                  03/01/30
0

3230452       623/G02     F                  63,450.00          ZZ
                          360                61,272.17          4
                          9.7500             545.13             90
                          9.5000             545.13
ST LOUIS      MO 63118    1                  01/28/00           10
0431867498                05                 03/01/00           25.0000
5242169                   N                  02/01/30
0

3230695       B42/G02     F                  85,000.00          ZZ
                          360                81,777.68          1
                          8.7500             668.70             49
                          8.5000             668.70
LAHAINA       HI 96761    5                  11/18/99           00
0431876523                03                 01/01/00           0.0000
99H35606                  O                  12/01/29
0

3232055       E22/G02     F                  49,500.00          ZZ
                          360                48,082.14          1
                          9.8750             429.83             75
                          9.6250             429.83
WARREN        MI 48091    5                  02/22/00           00
0411822349                05                 04/01/00           0.0000
0411822349                N                  03/01/30
0

3234102       637/G02     F                  50,400.00          ZZ
                          360                48,849.39          1
                          9.6250             428.40             70
                          9.3750             428.40
OSCEOLA MILLS PA 16666    1                  01/31/00           00
0431872563                05                 03/01/00           0.0000
0014554281                N                  02/01/30
0

3235398       E22/G02     F                  31,500.00          ZZ
                          360                30,517.50          1
                          9.5000             264.87             90
                          9.2500             264.87
CONYERS       GA 30012    1                  02/23/00           14
0411820707                01                 04/01/00           25.0000
0411820707                N                  03/01/30
0

3237876       737/G02     F                  31,500.00          ZZ
                          360                30,404.22          2
                          9.8750             273.53             90
                          9.6250             273.53
MILWAUKEE     WI 53204    1                  03/07/00           12
0431922830                05                 05/01/00           25.0000
963476                    N                  04/01/30
0

3238879       E22/G02     F                  75,000.00          ZZ
                          360                72,792.78          1
                          9.7500             644.37             79
                          9.5000             644.37
OMAHA         NE 68144    5                  02/18/00           00
0411773542                05                 04/01/00           0.0000
0411773542                O                  03/01/30
0

3238890       E22/G02     F                  43,500.00          ZZ
                          360                41,947.97          3
                          9.8750             377.73             75
                          9.6250             377.73
INDIANAPOLIS  IN 46201    5                  02/24/00           00
0411831464                05                 04/01/00           0.0000
0411831464                N                  03/01/30
0

3242098       E22/G02     F                  125,900.00         ZZ
                          360                122,293.52         4
                          9.8750             1093.25            90
                          9.6250             1093.25
MIAMISBURG    OH 45342    1                  02/25/00           01
0411798325                05                 04/01/00           25.0000
0411798325                N                  03/01/30
0

3242127       E22/G02     F                  33,300.00          ZZ
                          360                32,346.05          2
                          9.8750             289.16             90
                          9.6250             289.16
OMAHA         NE 68111    1                  02/25/00           04
0411851033                05                 04/01/00           25.0000
0411851033                N                  03/01/30
0

3243640       074/G02     F                  31,500.00          ZZ
                          360                30,507.90          2
                          9.5000             264.87             90
                          9.2500             264.87
AKRON         OH 44311    1                  01/31/00           10
0431893601                05                 03/01/00           25.0000
1581373017                N                  02/01/30
0

3243641       074/G02     F                  48,600.00          ZZ
                          360                47,069.09          3
                          9.5000             408.66             90
                          9.2500             408.66
AKRON         OH 44311    1                  01/31/00           10
0431893619                05                 03/01/00           25.0000
1581373006                N                  02/01/30
0

3243645       074/G02     F                  49,500.00          ZZ
                          360                47,713.42          1
                          9.3750             411.72             90
                          9.1250             411.72
ELKHART       IN 46516    1                  08/10/99           14
0431893643                05                 10/01/99           25.0000
1581328497                N                  09/01/29
0

3243647       074/G02     F                  49,500.00          ZZ
                          360                47,788.07          1
                          9.0000             398.29             90
                          8.7500             398.29
NEWNAN        GA 30263    1                  01/19/00           11
0431893684                05                 03/01/00           25.0000
1577296014                N                  02/01/30
0

3243650       074/G02     F                  40,500.00          ZZ
                          360                39,098.92          1
                          9.0000             325.88             90
                          8.7500             325.88
UNION CITY    GA 30291    1                  01/19/00           14
0431893726                05                 03/01/00           25.0000
1577293810                N                  02/01/30
0

3243676       074/G02     F                  135,000.00         ZZ
                          360                130,647.34         4
                          9.3750             1122.86            90
                          9.1250             1122.86
CLARKSTON     GA 30021    1                  02/04/00           14
0431894278                05                 03/01/00           25.0000
1336008104                N                  02/01/30
0

3243678       074/T18     F                  45,000.00          ZZ
                          360                38,586.75          1
                          9.3750             374.29             90
                          9.1250             374.29
GAINESVILLE   FL 32609    1                  01/31/00           01
11257037                  05                 03/01/00           25.0000
1322050066                N                  02/01/30
0

3245350       E22/G02     F                  89,000.00          ZZ
                          360                73,326.16          1
                          8.5000             684.33             89
                          8.2500             684.33
BURLINGTON    CO 80807    5                  02/22/00           04
0411788797                05                 04/01/00           25.0000
0411788797                O                  03/01/30
0

3251107       E22/T18     F                  63,300.00          ZZ
                          360                61,210.88          1
                          9.1250             515.03             84
                          8.8750             515.03
DELTA         CO 81416    2                  02/24/00           01
11256765                  05                 04/01/00           12.0000
0411805849                O                  03/01/30
0

3259318       E22/G02     F                  70,550.00          ZZ
                          360                68,529.04          4
                          9.8750             612.62             85
                          9.6250             612.62
HOUSTON       TX 77012    1                  03/02/00           04
0411862527                05                 04/01/00           12.0000
0411862527                O                  03/01/30
0

3262970       E22/G02     F                  111,000.00         ZZ
                          360                107,250.24         1
                          9.0000             893.13             75
                          8.7500             893.13
WHITEHOUSE    TX 75791    5                  02/28/00           00
0411828627                05                 04/01/00           0.0000
0411828627                O                  03/01/30
0

3267216       E82/G02     F                  34,200.00          ZZ
                          360                32,884.61          1
                          9.3750             284.46             90
                          9.1250             284.46
ROME          NY 13440    1                  03/08/00           04
0400244893                05                 05/01/00           25.0000
0400244893                N                  04/01/30
0

3267345       601/G02     F                  43,000.00          ZZ
                          360                41,547.26          1
                          9.0000             345.99             90
                          8.7500             345.99
ARTESIA       NM 88210    5                  02/24/00           11
0431897594                05                 04/01/00           25.0000
60165800                  O                  03/01/30
0

3271718       561/T18     F                  108,000.00         ZZ
                          360                104,754.79         3
                          9.7500             927.89             90
                          9.5000             927.89
NORTH WILDWOODNJ 08260    1                  01/29/00           04
0007998776                05                 03/01/00           25.0000
18134825                  N                  02/01/30
0

3271876       E22/G02     F                  70,400.00          ZZ
                          360                68,148.95          1
                          9.3750             585.55             80
                          9.1250             585.55
HAYSVILLE     KS 67060    2                  03/07/00           00
0411828155                05                 05/01/00           0.0000
0411828155                N                  04/01/30
0

3271881       E22/G02     F                  108,000.00         ZZ
                          360                104,678.28         1
                          9.5000             908.12             90
                          9.2500             908.12
MILFORD       OH 45150    2                  03/02/00           01
0411842834                05                 04/01/00           25.0000
0411842834                O                  03/01/30
0

3274867       F61/G02     F                  180,000.00         ZZ
                          360                174,618.92         1
                          9.8750             1563.03            90
                          9.6250             1563.03
LYNNWOOD      WA 98037    1                  03/24/00           11
0431968288                05                 05/01/00           25.0000
000270I                   O                  04/01/30
0

3275438       E22/G02     F                  78,700.00          ZZ
                          360                75,925.52          1
                          9.5000             661.75             80
                          9.2500             661.75
WINSTON SALEM NC 27103    5                  03/08/00           00
0411840077                05                 05/01/00           0.0000
0411840077                N                  04/01/30
0

3276205       526/686     F                  45,000.00          ZZ
                          360                43,296.82          2
                          9.1250             366.13             90
                          8.8750             366.13
MESA          AZ 85207    1                  12/29/99           10
6103933963                05                 02/01/00           25.0000
0393396                   N                  01/01/30
0

3276211       526/686     F                  77,400.00          ZZ
                          360                74,720.57          1
                          8.8750             615.83             90
                          8.6250             615.83
HOLLYWOOD     FL 33020    1                  02/10/00           12
6103946809                05                 04/01/00           25.0000
0394680                   O                  03/01/30
0

3276214       526/686     F                  64,000.00          ZZ
                          360                61,887.50          1
                          9.1250             520.73             80
                          8.8750             520.73
PHOENIX       AZ 85040    5                  02/18/00           00
6103955180                05                 04/01/00           0.0000
0395518                   O                  03/01/30
0

3276215       526/686     F                  109,350.00         ZZ
                          360                105,774.12         1
                          9.2500             899.60             90
                          9.0000             899.60
AURORA        CO 80012    1                  02/22/00           12
6103955362                07                 04/01/00           25.0000
0395536                   O                  03/01/30
0

3276222       526/686     F                  52,200.00          ZZ
                          360                50,417.25          1
                          9.2500             429.44             90
                          9.0000             429.44
INDIANAPOLIS  IN 46222    1                  12/17/99           14
6103911001                05                 02/01/00           25.0000
0391100                   N                  01/01/30
0

3276242       526/686     F                  56,000.00          ZZ
                          360                54,236.45          2
                          9.3750             465.78             80
                          9.1250             465.78
CHICAGO HEIGHTIL 60411    1                  02/24/00           12
6103940083                05                 04/01/00           12.0000
0394008                   N                  03/01/30
0

3276258       526/686     F                  38,000.00          ZZ
                          360                36,830.90          1
                          9.5000             319.53             65
                          9.2500             319.53
LAKEWOOD      CO 80235    1                  02/28/00           00
6103960545                01                 04/01/00           0.0000
0396054                   N                  03/01/30
0

3289089       134/G02     F                  38,500.00          ZZ
                          360                37,239.55          1
                          9.1250             313.25             70
                          8.8750             313.25
CONYERS       GA 30012    5                  03/02/00           00
0431913813                01                 05/01/00           0.0000
10085553                  N                  04/01/30
0

3294933       623/985     F                  53,250.00          ZZ
                          360                50,376.22          1
                          8.3750             404.74             75
                          8.1250             404.74
DETROIT       MI 48228    5                  12/31/99           00
0202186680                05                 02/01/00           0.0000
1377772                   N                  01/01/30
0

3294934       623/985     F                  62,250.00          ZZ
                          360                59,724.36          1
                          8.3750             473.14             75
                          8.1250             473.14
DETROIT       MI 48228    5                  12/31/99           00
0202214755                05                 02/01/00           0.0000
1377773                   N                  01/01/30
0

3294963       623/985     F                  64,000.00          ZZ
                          360                61,936.80          1
                          9.2500             526.51             80
                          9.0000             526.51
FERRYSBURG    MI 49409    2                  02/22/00           00
0202722195                05                 04/01/00           0.0000
5222191                   O                  03/01/30
0

3295029       623/985     F                  117,600.00         ZZ
                          360                113,598.08         2
                          9.3750             978.14             70
                          9.1250             978.14
HOLLAND       MI 49424    2                  02/22/00           00
0200947232                05                 04/01/00           0.0000
5242628                   N                  03/01/30
0

3298826       736/G02     F                  39,200.00          ZZ
                          360                37,928.92          1
                          9.1250             318.95             80
                          8.8750             318.95
ROCHESTER     NY 14617    1                  03/06/00           00
0431960970                05                 05/01/00           0.0000
100457233                 O                  04/01/30
0

3298868       736/G02     F                  113,200.00         ZZ
                          360                109,301.58         1
                          9.2500             931.27             80
                          9.0000             931.27
FEDERAL WAY   WA 98023    1                  03/10/00           00
0431961382                05                 05/01/00           0.0000
100524065                 O                  04/01/30
0

3306851       405/943     F                  186,300.00         ZZ
                          360                179,556.52         1
                          8.5000             1432.49            90
                          8.0000             1432.49
PALM SPRINGS  CA 92264    1                  03/03/00           11
1651882                   05                 05/01/00           25.0000
16518821                  O                  04/01/30
0

3307934       E22/G02     F                  73,000.00          ZZ
                          360                70,859.34          1
                          9.6250             620.49             80
                          9.3750             620.49
MOULTON       AL 35650    5                  03/17/00           04
0411742810                05                 05/01/00           12.0000
0411742810                O                  04/01/30
0

3309098       562/G02     F                  355,000.00         ZZ
                          360                343,288.34         1
                          9.0000             2856.42            67
                          8.7500             2856.42
NEW YORK      NY 10016    1                  03/21/00           00
0431932441                06                 05/01/00           0.0000
631335                    O                  04/01/30
0

3313399       G52/G02     F                  29,450.00          ZZ
                          360                28,508.53          1
                          9.5000             247.63             95
                          9.2500             247.63
HOUSTON       TX 77071    1                  03/16/00           10
0431933001                01                 05/01/00           30.0000
89504145                  O                  04/01/30
0

3314814       E22/G02     F                  197,100.00         ZZ
                          360                191,305.82         4
                          9.6250             1675.33            90
                          9.3750             1675.33
ONTARIO       CA 91764    1                  03/17/00           01
0411855174                05                 05/01/00           25.0000
0411855174                N                  04/01/30
0

3314835       E22/G02     F                  85,000.00          ZZ
                          360                82,324.55          1
                          9.2500             699.27             78
                          9.0000             699.27
ROCKWALL      TX 75032    1                  03/24/00           00
0411884927                05                 05/01/00           0.0000
0411884927                O                  04/01/30
0

3318019       E22/G02     F                  26,900.00          ZZ
                          360                26,165.38          2
                          10.0000            236.07             90
                          9.7500             236.07
FLINT         MI 48506    1                  03/27/00           01
0411890106                05                 05/01/00           25.0000
0411890106                N                  04/01/30
0

3320630       S48/S48     F                  400,000.00         ZZ
                          360                385,015.63         1
                          8.5000             3075.65            69
                          8.2500             3075.65
SCHAUMBURG    IL 60173    1                  02/24/00           00
0023819147                03                 04/01/00           0.0000
0023819147                O                  03/01/30
0

3322149       E22/G02     F                  52,350.00          ZZ
                          360                50,424.68          1
                          9.2500             430.67             79
                          9.0000             430.67
CHARLOTTE     NC 28208    2                  03/28/00           00
0411864655                05                 05/01/00           0.0000
0411864655                N                  04/01/30
0

3322155       E22/G02     F                  120,000.00         ZZ
                          360                115,305.14         1
                          8.7500             944.04             80
                          8.5000             944.04
FARMINGTON    NM 87401    5                  03/23/00           00
0411880321                05                 05/01/00           0.0000
0411880321                O                  04/01/30
0

3323404       074/074     F                  27,000.00          ZZ
                          360                26,044.62          2
                          8.6250             210.01             90
                          8.3750             210.01
ROCHESTER     NY 14609    1                  03/06/00           10
1107093241                05                 05/01/00           25.0000
1107093241                N                  04/01/30
0

3332869       E22/G02     F                  51,000.00          ZZ
                          360                45,711.22          1
                          9.6250             433.49             75
                          9.3750             433.49
OLDTOWN       ID 83822    5                  03/24/00           00
0411887433                05                 05/01/00           0.0000
0411887433                N                  04/01/30
0

3334226       623/G02     F                  360,500.00         ZZ
                          360                337,236.09         1
                          8.3750             2740.06            72
                          8.1250             2740.06
WESTERVILLE   OH 43081    2                  11/04/99           00
0431958636                05                 01/01/00           0.0000
1393371                   O                  12/01/29
0

3338609       765/G02     F                  106,400.00         ZZ
                          360                102,876.54         1
                          9.0000             856.12             80
                          8.7500             856.12
HAILEY        ID 83333    5                  03/17/00           00
0431954403                05                 05/01/00           0.0000
351636                    O                  04/01/30
0

3343978       E22/G02     F                  48,450.00          ZZ
                          360                46,896.53          1
                          9.5000             407.39             85
                          9.2500             407.39
KANSAS CITY   MO 64110    2                  04/05/00           01
0411888001                05                 06/01/00           20.0000
0411888001                N                  05/01/30
0

3343982       E22/G02     F                  115,800.00         ZZ
                          360                111,889.63         1
                          8.8750             921.36             80
                          8.6250             921.36
BURLESON      TX 76028    5                  03/31/00           00
0411890759                05                 05/01/00           0.0000
0411890759                O                  04/01/30
0

3345293       E84/G02     F                  31,950.00          ZZ
                          360                30,192.78          3
                          9.8750             277.44             90
                          9.6250             277.44
FREEPORT      IL 61032    1                  03/31/00           10
0431963438                07                 05/01/00           25.0000
11502276                  N                  04/01/30
0

3351623       E22/T18     F                  120,000.00         ZZ
                          360                115,840.92         1
                          9.0000             965.55             80
                          8.7500             965.55
VESTAVIA HILLSAL 35216    1                  04/07/00           00
0011773222                05                 06/01/00           0.0000
0411891476                O                  05/01/30
0

3352817       664/G02     F                  100,300.00         ZZ
                          360                97,378.42          2
                          9.7500             861.74             95
                          9.5000             861.74
DURHAM        NC 27705    1                  03/31/00           11
0431965912                05                 05/01/00           30.0000
0003334208                O                  04/01/30
0

3353542       E84/G02     F                  43,100.00          ZZ
                          360                41,902.33          3
                          9.8750             374.26             90
                          9.6250             374.26
FREEPORT      IL 61032    1                  04/07/00           10
0431969757                05                 06/01/00           25.0000
11502333                  N                  05/01/30
0

3354806       E22/G02     F                  57,600.00          ZZ
                          360                55,745.39          1
                          9.0000             463.46             80
                          8.7500             463.46
RED OAK       IA 51566    2                  04/04/00           00
0411908577                05                 06/01/00           0.0000
0411908577                O                  05/01/30
0

3356669       526/686     F                  256,500.00         ZZ
                          360                247,722.24         1
                          8.8750             2040.83            90
                          8.6250             2040.83
POMPANO BEACH FL 33062    1                  03/29/00           12
6103975360                05                 05/01/00           25.0000
0397536                   O                  04/01/30
0

3356694       526/686     F                  23,000.00          ZZ
                          360                22,137.48          1
                          9.0000             185.07             61
                          8.7500             185.07
CANTON        OH 44703    5                  02/29/00           00
6103946866                05                 04/01/00           0.0000
0394686                   N                  03/01/30
0

3356696       526/686     F                  255,000.00         ZZ
                          360                246,303.25         1
                          8.8750             2028.89            75
                          8.6250             2028.89
DALY CITY     CA 94014    1                  03/15/00           00
6103949142                05                 05/01/00           0.0000
0394914                   O                  04/01/30
0

3362067       E22/G02     F                  90,000.00          ZZ
                          360                84,488.37          1
                          9.2500             740.41             90
                          9.0000             740.41
DES MOINES    IA 50320    5                  04/07/00           01
0411890270                05                 06/01/00           25.0000
0411890270                O                  05/01/30
0

3369915       E22/G02     F                  194,750.00         ZZ
                          360                184,924.25         1
                          8.6250             1514.75            95
                          8.3750             1514.75
KNOXVILLE     TN 37923    1                  04/13/00           14
0411870074                01                 06/01/00           30.0000
0411870074                O                  05/01/30
0

3371039       E22/G02     F                  123,300.00         ZZ
                          360                119,421.56         1
                          9.1250             1003.21            90
                          8.8750             1003.21
CARSON CITY   NV 89704    2                  04/04/00           04
0411843881                27                 06/01/00           30.0000
0411843881                O                  05/01/30
0

3371058       E22/G02     F                  108,000.00         ZZ
                          360                104,179.33         1
                          9.2500             888.49             89
                          9.0000             888.49
OAK PARK      MI 48237    5                  04/10/00           01
0411902075                05                 06/01/00           25.0000
0411902075                O                  05/01/30
0

3380261       E77/G02     F                  62,050.00          ZZ
                          360                60,153.32          1
                          9.3750             516.10             85
                          9.1250             516.10
BALTIMORE     MD 21206    5                  04/13/00           01
0431991298                07                 06/01/00           12.0000
1020000072                O                  05/01/30
0

3384102       K15/G02     F                  185,400.00         ZZ
                          360                176,715.16         2
                          8.5000             1425.57            76
                          8.2500             1425.57
GLENDALE      NY 11385    2                  03/10/00           00
0431988302                05                 05/01/00           0.0000
021205300883              O                  04/01/30
0

3385561       E22/G02     F                  18,400.00          ZZ
                          360                17,355.76          1
                          10.0000            161.47             80
                          9.7500             161.47
SAGINAW       MI 48602    1                  04/20/00           00
0411890957                05                 06/01/00           0.0000
0411890957                N                  05/01/30
0

3385889       J95/J95     F                  19,200.00          ZZ
                          360                18,504.25          1
                          8.8750             152.77             80
                          8.6250             152.77
ORLANDO       FL 32808    1                  12/22/99           00
0010800159                03                 02/01/00           0.0000
0010800159                N                  01/01/30
0

3385898       J95/J95     F                  30,000.00          ZZ
                          360                29,032.40          1
                          9.2500             246.81             57
                          9.0000             246.81
CLARKSTON     WA 99403    5                  02/23/00           00
0017191552                05                 04/01/00           0.0000
0017191552                N                  03/01/30
0

3387741       637/T18     F                  226,400.00         ZZ
                          360                217,030.86         1
                          8.7500             1781.09            80
                          8.5000             1781.09
BIRMINGHAM    AL 35244    1                  04/06/00           00
11257045                  03                 06/01/00           0.0000
0020022802                O                  05/01/30
0

3389130       E22/G02     F                  31,950.00          ZZ
                          360                30,238.52          2
                          10.0000            280.38             90
                          9.7500             280.38
FLINT         MI 48507    1                  04/21/00           04
0411865025                05                 06/01/00           25.0000
0411865025                N                  05/01/30
0

3389142       E22/G02     F                  67,500.00          ZZ
                          360                65,425.91          1
                          9.2500             555.31             90
                          9.0000             555.31
SAN ANTONIO   TX 78216    1                  04/21/00           14
0411915895                05                 06/01/00           25.0000
0411915895                O                  05/01/30
0

3389143       E22/G02     F                  31,200.00          ZZ
                          360                30,306.99          1
                          9.6250             265.20             65
                          9.3750             265.20
WAVELAND      MS 39576    5                  04/21/00           00
0411916869                05                 06/01/00           0.0000
0411916869                N                  05/01/30
0

3392633       E22/G02     F                  71,400.00          ZZ
                          360                69,206.35          1
                          9.2500             587.39             75
                          9.0000             587.39
MONTEREY      LA 71354    2                  04/19/00           00
0411835879                27                 06/01/00           0.0000
0411835879                O                  05/01/30
0

3392642       E22/G02     F                  67,400.00          ZZ
                          360                65,403.49          3
                          9.6250             572.89             90
                          9.3750             572.89
ALLENTOWN     PA 18101    1                  04/24/00           10
0411895212                05                 06/01/00           25.0000
0411895212                O                  05/01/30
0

3400721       E22/G02     F                  108,300.00         ZZ
                          360                105,197.86         1
                          9.6250             920.54             95
                          9.3750             920.54
PASS CHRISTIANMS 39571    1                  04/24/00           01
0411859093                05                 06/01/00           30.0000
0411859093                O                  05/01/30
0

3403053       562/562     F                  189,000.00         ZZ
                          360                183,212.68         3
                          9.3750             1572.01            90
                          9.1250             1572.01
SLOATSBURG    NY 10974    1                  04/25/00           04
29631359700000            05                 06/01/00           25.0000
631359                    N                  05/01/30
0

3403586       E22/G02     F                  80,000.00          T
                          360                77,262.24          1
                          9.7500             687.32             80
                          9.5000             687.32
TONOPAH       NV 89049    1                  04/13/00           00
0411850050                05                 06/01/00           0.0000
0411850050                O                  05/01/30
0

3403609       E22/G02     F                  76,000.00          ZZ
                          360                73,609.51          1
                          9.1250             618.36             71
                          8.8750             618.36
MONTGOMERY    TX 77356    5                  04/19/00           00
0411924780                03                 06/01/00           0.0000
0411924780                O                  05/01/30
0

3403611       E22/G02     F                  340,000.00         ZZ
                          360                328,761.69         1
                          9.0000             2735.72            70
                          8.7500             2735.72
SAN PEDRO     CA 90732    1                  04/18/00           00
0411929052                05                 06/01/00           0.0000
0411929052                O                  05/01/30
0

3404262       G52/G02     F                  50,600.00          ZZ
                          360                46,674.35          1
                          9.0000             407.14             46
                          8.7500             407.14
MARBLE FALLS  TX 78654    1                  04/20/00           00
0432003275                27                 06/01/00           0.0000
74500687                  O                  05/01/30
0

3408598       E22/G02     F                  49,500.00          ZZ
                          360                48,181.35          1
                          10.0000            434.40             90
                          9.7500             434.40
MEMPHIS       TN 38122    5                  04/24/00           10
0411932130                05                 06/01/00           25.0000
0411932130                O                  05/01/30
0

3409612       S11/G02     F                  86,250.00          ZZ
                          360                81,669.69          2
                          8.3750             655.56             75
                          8.1250             655.56
LONG BEACH    CA 90813    5                  04/06/00           00
0432040384                05                 06/01/00           0.0000
10200469                  O                  05/01/30
0

3412264       E22/G02     F                  35,900.00          ZZ
                          360                30,607.30          1
                          9.3750             298.60             90
                          9.1250             298.60
HOUSTON       TX 77034    1                  05/01/00           10
0411936214                01                 06/01/00           25.0000
0411936214                O                  05/01/30
0

3412347       074/074     F                  92,750.00          T
                          360                89,508.36          1
                          8.7500             729.67             70
                          8.5000             729.67
GILBERT       AZ 85233    1                  03/10/00           00
1595199541                03                 05/01/00           0.0000
1595199541                O                  04/01/30
0

3412353       074/074     F                  135,750.00         T
                          360                130,635.99         1
                          9.1250             1104.51            80
                          8.8750             1104.51
MIAMI         FL 33176    1                  03/30/00           00
1589430635                09                 05/01/00           0.0000
1589430635                O                  04/01/30
0

3412373       074/074     F                  25,300.00          ZZ
                          360                24,557.85          1
                          9.6250             215.05             55
                          9.3750             215.05
RICHMOND      VA 23223    2                  03/22/00           00
1587294955                05                 05/01/00           0.0000
1587294955                N                  04/01/30
0

3412422       074/074     F                  105,600.00         ZZ
                          360                102,498.81         2
                          9.8750             916.98             80
                          9.6250             916.98
NAPLES        FL 34105    1                  04/05/00           00
1533036504                05                 05/01/00           0.0000
1533036504                N                  04/01/30
0

3412431       074/074     F                  82,000.00          ZZ
                          360                79,015.00          1
                          8.5000             630.51             67
                          8.2500             630.51
SAN ANTONIO   TX 78217    1                  03/28/00           00
1526049299                05                 05/01/00           0.0000
1526049299                O                  04/01/30
0

3412434       074/074     F                  58,425.00          ZZ
                          360                55,726.85          1
                          9.2500             480.65             95
                          9.0000             480.65
SAN ANTONIO   TX 78229    1                  03/23/00           04
1526047668                01                 05/01/00           30.0000
1526047668                O                  04/01/30
0

3413207       286/286     F                  44,100.00          ZZ
                          360                42,865.58          2
                          9.8750             382.95             90
                          9.6250             382.95
WILLARD       OH 44890    1                  03/27/00           10
0015327                   05                 05/01/00           25.0000
0000015327                N                  04/01/30
0

3413212       286/286     F                  94,500.00          ZZ
                          360                91,765.61          3
                          9.6250             803.25             90
                          9.3750             803.25
BALTIMORE CITYMD 21218    1                  04/19/00           10
0021217                   05                 06/01/00           25.0000
0000021217                N                  05/01/30
0

3413214       286/286     F                  30,150.00          ZZ
                          360                25,554.03          1
                          9.8750             261.81             90
                          9.6250             261.81
TOLEDO        OH 43611    1                  04/05/00           01
0021724                   05                 05/01/00           25.0000
0000021724                N                  04/01/30
0

3413215       286/286     F                  64,250.00          ZZ
                          360                62,320.58          4
                          9.5000             540.25             90
                          9.2500             540.25
VICTORIA      TX 77904    1                  03/27/00           11
0022499                   05                 05/01/00           25.0000
0000022499                N                  04/01/30
0

3413267       286/286     F                  52,900.00          ZZ
                          360                50,958.82          1
                          9.0000             425.65             78
                          8.7500             425.65
EL PASO       TX 79936    1                  03/08/00           00
9974074                   05                 05/01/00           0.0000
0009974074                N                  04/01/30
0

3416824       G75/G75     F                  45,000.00          ZZ
                          360                42,424.08          3
                          9.0000             362.09             90
                          8.7500             362.09
CHICAGO       IL 60629    1                  02/10/00           10
0004030019                05                 04/01/00           25.0000
04030019                  N                  03/01/30
0

3418450       E22/G02     F                  112,500.00         ZZ
                          360                108,569.77         1
                          8.7500             885.04             90
                          8.5000             885.04
CARMICHAEL    CA 95608    1                  04/28/00           01
0411944291                05                 07/01/00           25.0000
0411944291                O                  06/01/30
0

3419370       E22/G02     F                  26,250.00          ZZ
                          360                25,495.06          1
                          10.0000            230.36             70
                          9.7500             230.36
HAGERMAN      NM 88232    5                  04/28/00           00
0411896863                05                 06/01/00           0.0000
0411896863                N                  05/01/30
0

3419388       E22/G02     F                  141,600.00         ZZ
                          360                137,146.24         1
                          9.1250             1152.10            80
                          8.8750             1152.10
CARROLLTON    TX 75007    5                  04/26/00           00
0411930183                05                 06/01/00           0.0000
0411930183                O                  05/01/30
0

3419391       E22/G02     F                  92,000.00          ZZ
                          360                89,242.48          1
                          9.2500             756.86             80
                          9.0000             756.86
SAN ANTONIO   TX 78231    1                  05/03/00           00
0411943673                05                 07/01/00           0.0000
0411943673                O                  06/01/30
0

3422988       E22/G02     F                  254,400.00         ZZ
                          360                242,586.17         1
                          8.8750             2024.12            80
                          8.6250             2024.12
WAXAHACHIE    TX 75165    1                  05/05/00           00
0411931207                05                 07/01/00           0.0000
0411931207                O                  06/01/30
0

3428189       560/560     F                  84,000.00          ZZ
                          360                80,744.22          4
                          8.7500             660.83             80
                          8.5000             660.83
CHARLOTTE     NC 28208    1                  10/05/99           00
126087204                 05                 12/01/99           0.0000
126087204                 N                  11/01/29
0

3428225       560/560     F                  76,500.00          ZZ
                          360                73,759.26          3
                          9.1250             622.43             90
                          8.8750             622.43
PHILADELPHIA  PA 19130    1                  11/05/99           01
126994003                 05                 01/01/00           25.0000
126994003                 N                  12/01/29
0

3428231       560/560     F                  87,750.00          ZZ
                          360                84,499.21          4
                          8.8750             698.18             90
                          8.6250             698.18
MT HOLLY      NJ 08060    1                  11/19/99           01
127198406                 05                 01/01/00           25.0000
127198406                 N                  12/01/29
0

3428258       560/560     F                  69,750.00          ZZ
                          360                67,323.90          2
                          9.1250             567.51             90
                          8.8750             567.51
SPRINGFIELD   MA 01104    1                  12/17/99           14
127658201                 05                 02/01/00           25.0000
127658201                 N                  01/01/30
0

3428268       560/T18     F                  26,100.00          ZZ
                          360                22,454.42          1
                          9.1250             212.36             90
                          8.8750             212.36
PHILADELPHIA  PA 19125    1                  01/20/00           10
11849932                  05                 03/01/00           25.0000
500303102                 N                  02/01/30
0

3428312       560/560     F                  57,150.00          ZZ
                          360                53,647.54          2
                          9.7500             491.01             90
                          9.5000             491.01
MEMPHIS       TN 38112    1                  01/18/00           04
501075303                 05                 03/01/00           25.0000
501075303                 N                  02/01/30
0

3428323       560/560     F                  41,600.00          ZZ
                          360                40,379.48          1
                          9.7500             357.41             80
                          9.5000             357.41
SAN ANTONIO   TX 78242    5                  02/29/00           00
501606701                 05                 04/01/00           0.0000
501606701                 N                  03/01/30
0

3428324       560/560     F                  36,000.00          ZZ
                          360                34,943.67          1
                          9.7500             309.30             80
                          9.5000             309.30
SAN ANTONIO   TX 78227    5                  02/29/00           00
501607808                 05                 04/01/00           0.0000
501607808                 N                  03/01/30
0

3428325       560/560     F                  36,000.00          ZZ
                          360                34,943.67          1
                          9.7500             309.30             80
                          9.5000             309.30
SAN ANTONIO   TX 78242    5                  02/29/00           04
501608806                 05                 04/01/00           12.0000
501608806                 N                  03/01/30
0

3428326       560/560     F                  37,600.00          ZZ
                          360                36,496.47          1
                          9.7500             323.05             80
                          9.5000             323.05
SAN ANTONIO   TX 78227    5                  03/03/00           00
501609804                 05                 04/01/00           0.0000
501609804                 N                  03/01/30
0

3429345       E22/G02     F                  33,150.00          ZZ
                          360                32,289.14          1
                          10.0000            290.91             90
                          9.7500             290.91
GULFPORT      MS 39503    1                  05/09/00           01
0411947955                05                 07/01/00           25.0000
0411947955                N                  06/01/30
0

3429346       E22/G02     F                  32,650.00          ZZ
                          360                31,801.64          1
                          10.0000            286.53             90
                          9.7500             286.53
GULFPORT      MS 39503    1                  05/09/00           10
0411947989                05                 07/01/00           25.0000
0411947989                N                  06/01/30
0

3434920       601/G02     F                  101,600.00         ZZ
                          360                97,513.65          1
                          8.8750             808.38             80
                          8.6250             808.38
WEAVERVILLE   NC 28787    1                  04/28/00           00
0432024867                05                 06/01/00           0.0000
60188174                  O                  05/01/30
0

3438150       623/985     F                  44,000.00          ZZ
                          360                42,604.34          1
                          9.8750             382.07             80
                          9.6250             382.07
PUEBLO        CO 81005    5                  01/26/00           00
0200198505                05                 03/01/00           0.0000
1521902                   N                  02/01/30
0

3438185       623/985     F                  110,000.00         T
                          360                106,699.50         1
                          9.3750             914.92             38
                          9.1250             914.92
STURGEON BAY  WI 54235    1                  04/07/00           00
0201381969                20                 06/01/00           0.0000
5249643                   O                  05/01/30
0

3438200       623/985     F                  69,600.00          ZZ
                          360                67,560.60          3
                          9.5000             585.23             80
                          9.2500             585.23
PAULSBORO     NJ 08066    5                  04/26/00           00
0200890903                05                 06/01/00           0.0000
5253626                   N                  05/01/30
0

3438554       E22/G02     F                  27,000.00          ZZ
                          360                26,266.86          2
                          9.8750             234.45             90
                          9.6250             234.45
TULSA         OK 74145    1                  05/12/00           04
0411923675                05                 07/01/00           25.0000
0411923675                N                  06/01/30
0

3439000       163/X14     F                  432,000.00         ZZ
                          360                416,473.40         1
                          8.8750             3437.19            90
                          8.6250             3437.19
BRENTWOOD     TN 37027    1                  03/29/00           11
8018373228                03                 05/01/00           25.0000
12346                     O                  04/01/30
0

3439381       076/076     F                  68,800.00          ZZ
                          360                66,192.02          1
                          9.0000             553.58             80
                          8.7500             553.58
MIAMI         FL 33186    1                  04/05/00           00
19311578                  05                 06/01/00           0.0000
9311578                   O                  05/01/30
0

3439388       076/T18     F                  47,250.00          ZZ
                          360                45,785.96          4
                          9.3750             393.01             90
                          9.1250             393.01
SYRACUSE      NY 13205    1                  03/30/00           12
10606085                  05                 05/01/00           25.0000
9949185                   N                  04/01/30
0

3441196       526/686     F                  160,000.00         ZZ
                          360                154,208.11         1
                          8.5000             1230.27            80
                          8.2500             1230.27
PORTLAND      OR 97221    5                  03/16/00           00
6103980071                05                 05/01/00           0.0000
398007                    O                  04/01/30
0

3441197       526/686     F                  75,200.00          ZZ
                          360                71,300.90          1
                          8.5000             578.23             80
                          8.2500             578.23
PHOENIX       AZ 85040    5                  03/27/00           00
6103982820                05                 05/01/00           0.0000
398282                    O                  04/01/30
0

3441198       526/686     F                  38,250.00          ZZ
                          360                37,066.04          1
                          9.2500             314.68             75
                          9.0000             314.68
PHOENIX       AZ 85017    1                  04/07/00           00
6103986581                01                 06/01/00           0.0000
398658                    N                  05/01/30
0

3441199       526/686     F                  38,250.00          ZZ
                          360                37,074.41          1
                          9.2500             314.68             75
                          9.0000             314.68
PHOENIX       AZ 85017    1                  04/06/00           00
6103986615                01                 06/01/00           0.0000
398661                    N                  05/01/30
0

3441206       526/686     F                  71,250.00          ZZ
                          360                67,763.83          1
                          9.0000             573.30             75
                          8.7500             573.30
CENTRAL POINT OR 97502    1                  04/14/00           00
6104002990                27                 06/01/00           0.0000
400299                    O                  05/01/30
0

3441208       526/686     F                  54,000.00          ZZ
                          360                52,219.97          1
                          8.8750             429.65             40
                          8.6250             429.65
PHOENIX       AZ 85304    5                  04/13/00           00
6104005589                05                 06/01/00           0.0000
400558                    O                  05/01/30
0

3441228       526/686     F                  27,000.00          ZZ
                          360                26,175.55          2
                          9.6250             229.50             90
                          9.3750             229.50
INDIANAPOLIS  IN 46205    1                  03/31/00           11
6103960669                05                 05/01/00           30.0000
396066                    N                  04/01/30
0

3441229       526/686     F                  27,000.00          ZZ
                          360                24,484.14          2
                          9.6250             229.50             90
                          9.3750             229.50
INDIANAPOLIS  IN 46203    1                  03/31/00           11
6103960727                05                 05/01/00           30.0000
396072                    N                  04/01/30
0

3441231       526/686     F                  130,900.00         ZZ
                          360                125,491.26         1
                          9.3750             1088.76            70
                          9.1250             1088.76
SCHAUMBURG    IL 60194    1                  04/26/00           00
6103962624                05                 06/01/00           0.0000
396262                    O                  05/01/30
0

3441251       526/686     F                  343,150.00         ZZ
                          360                332,606.61         1
                          9.2500             2823.02            80
                          9.0000             2823.02
AURORA        CO 80016    1                  04/14/00           00
6103985898                03                 06/01/00           0.0000
398589                    O                  05/01/30
0

3441297       526/686     F                  85,000.00          ZZ
                          360                80,358.09          1
                          8.3750             646.07             85
                          8.1250             646.07
LOS LUNAS     NM 87031    5                  04/17/00           12
6104008211                05                 06/01/00           12.0000
400821                    O                  05/01/30
0

3442915       E22/G02     F                  54,750.00          ZZ
                          360                53,198.20          1
                          9.6250             465.37             75
                          9.3750             465.37
LAWRENCE      IN 46236    5                  05/15/00           00
0411923006                05                 07/01/00           0.0000
0411923006                N                  06/01/30
0

3442930       E22/G02     F                  50,000.00          ZZ
                          360                48,576.72          2
                          9.6250             424.99             84
                          9.3750             424.99
AMARILLO      TX 79104    1                  05/15/00           01
0411947245                05                 07/01/00           25.0000
0411947245                N                  06/01/30
0

3446842       E22/G02     F                  42,400.00          ZZ
                          360                41,283.36          1
                          10.2500            379.95             80
                          10.0000            379.95
VIRGINIA BEACHVA 23462    1                  05/16/00           00
0411931835                07                 07/01/00           0.0000
0411931835                N                  06/01/30
0

3446844       E22/G02     F                  57,600.00          ZZ
                          360                56,127.21          1
                          10.2500            516.15             80
                          10.0000            516.15
NORFOLK       VA 23504    1                  05/16/00           00
0411932965                05                 07/01/00           0.0000
0411932965                N                  06/01/30
0

3446846       E22/G02     F                  42,400.00          ZZ
                          360                41,283.36          1
                          10.2500            379.95             80
                          10.0000            379.95
VIRGINIA BEACHVA 23462    1                  05/16/00           00
0411933377                07                 07/01/00           0.0000
0411933377                N                  06/01/30
0

3446847       E22/G02     F                  42,400.00          ZZ
                          360                41,283.36          1
                          10.2500            379.95             80
                          10.0000            379.95
VIRGINIA BEACHVA 23462    1                  05/16/00           00
0411933401                07                 07/01/00           0.0000
0411933401                N                  06/01/30
0

3446860       E22/G02     F                  76,900.00          ZZ
                          360                74,484.14          3
                          9.0000             618.75             77
                          8.7500             618.75
DAYTON        OH 45403    2                  05/16/00           00
0411961170                05                 07/01/00           0.0000
0411961170                N                  06/01/30
0

3450481       E22/T18     F                  75,000.00          ZZ
                          360                69,981.11          1
                          9.2500             617.01             39
                          9.0000             617.01
LEE'S SUMMIT  MO 64064    5                  05/12/00           00
10901782                  03                 07/01/00           0.0000
0411953409                O                  06/01/30
0

3452703       405/943     F                  246,518.00         ZZ
                          360                237,614.32         1
                          8.2500             1852.01            90
                          7.7500             1852.01
BOYNTON BEACH FL 33437    1                  05/08/00           10
1649753                   03                 07/01/00           25.0000
16497539                  O                  06/01/30
0

3455468       E22/G02     F                  30,350.00          ZZ
                          360                29,598.54          1
                          10.2500            271.97             75
                          10.0000            271.97
CORPUS CHRISTITX 78408    5                  05/18/00           00
0411960669                05                 07/01/00           0.0000
0411960669                N                  06/01/30
0

3455930       637/G02     F                  60,000.00          ZZ
                          360                57,694.31          2
                          9.3750             499.05             80
                          9.1250             499.05
BATON ROUGE   LA 70808    1                  04/25/00           00
0432035343                05                 06/01/00           0.0000
0017677899                N                  05/01/30
0

3461875       E22/G02     F                  60,000.00          ZZ
                          360                58,403.39          1
                          9.8750             521.01             66
                          9.6250             521.01
WILDOMAR      CA 92595    5                  05/15/00           00
0411949837                27                 07/01/00           0.0000
0411949837                O                  06/01/30
0

3461882       E22/G02     F                  92,000.00          ZZ
                          360                88,714.25          1
                          8.8750             731.99             79
                          8.6250             731.99
COVINGTON     LA 70433    5                  05/17/00           00
0411964174                05                 07/01/00           0.0000
0411964174                O                  06/01/30
0

3470444       076/076     F                  84,000.00          ZZ
                          360                80,567.58          1
                          8.6250             653.35             80
                          8.3750             653.35
HOT SPRINGS VIAR 71909    1                  04/21/00           00
19965023                  03                 06/01/00           0.0000
9965023                   O                  05/01/30
0

3472675       E22/G02     F                  53,950.00          ZZ
                          360                52,294.58          1
                          9.1250             438.95             95
                          8.8750             438.95
TALLADEGA     AL 35160    1                  05/25/00           14
0411965882                05                 07/01/00           30.0000
0411965882                O                  06/01/30
0

3476529       E22/G02     F                  84,000.00          T
                          360                75,033.31          1
                          8.8750             668.34             70
                          8.6250             668.34
CORPUS CHRISTITX 78418    1                  05/22/00           00
0411960537                21                 07/01/00           0.0000
0411960537                O                  06/01/30
0

3477701       E82/G02     F                  94,400.00          ZZ
                          360                89,802.34          1
                          9.3750             785.17             80
                          9.1250             785.17
CHERRY HILL   NJ 08002    1                  05/30/00           00
0400286084                05                 07/01/00           0.0000
0400286084                O                  06/01/30
0

3480260       E22/G02     F                  79,000.00          ZZ
                          360                76,897.57          1
                          9.8750             686.00             90
                          9.6250             686.00
JACKSONVILLE  IL 62650    5                  05/19/00           01
0411954472                05                 07/01/00           25.0000
0411954472                O                  06/01/30
0

3484029       E22/G02     F                  58,500.00          ZZ
                          360                56,758.11          1
                          9.5000             491.90             90
                          9.2500             491.90
SOUTH BEND    IN 46619    1                  05/31/00           10
0411920721                05                 07/01/00           25.0000
0411920721                N                  06/01/30
0

3484094       E22/G02     F                  50,000.00          ZZ
                          360                48,576.72          2
                          9.6250             424.99             84
                          9.3750             424.99
AMARILLO      TX 79104    1                  05/31/00           01
0411985120                05                 07/01/00           20.0000
0411985120                N                  06/01/30
0

3484095       E22/G02     F                  50,000.00          ZZ
                          360                48,576.64          2
                          9.6250             424.99             84
                          9.3750             424.99
AMARILLO      TX 79104    1                  05/31/00           01
0411985179                05                 07/01/00           20.0000
0411985179                N                  06/01/30
0

3490720       E22/G02     F                  51,100.00          ZZ
                          360                49,454.88          1
                          9.0000             411.16             80
                          8.7500             411.16
HENDERSONVILLENC 28792    2                  06/02/00           00
0411986284                05                 07/01/00           0.0000
0411986284                N                  06/01/30
0

3490995       637/G02     F                  76,050.00          ZZ
                          360                73,702.27          3
                          9.5000             639.47             90
                          9.2500             639.47
BALTIMORE     MD 21217    1                  05/11/00           14
0432063568                05                 07/01/00           25.0000
0019163468                N                  06/01/30
0

3494878       E22/G02     F                  24,000.00          ZZ
                          360                23,406.16          1
                          10.2500            215.06             80
                          10.0000            215.06
GEORGETOWN    TX 78626    1                  06/01/00           00
0411976251                05                 07/01/00           0.0000
0411976251                N                  06/01/30
0

3494886       E22/G02     F                  80,500.00          ZZ
                          360                77,931.11          2
                          9.5000             676.89             70
                          9.2500             676.89
COLORADO SPRINCO 80907    5                  06/05/00           00
0411986631                05                 08/01/00           0.0000
0411986631                N                  07/01/30
0

3500544       F28/G02     F                  32,100.00          ZZ
                          360                29,159.55          1
                          9.2500             264.08             90
                          9.0000             264.08
DETROIT       MI 48224    1                  01/24/00           14
0432078616                05                 03/01/00           25.0000
5362819                   N                  02/01/30
0

3500557       F28/G02     F                  42,000.00          ZZ
                          360                40,581.38          1
                          8.8750             334.17             90
                          8.6250             334.17
FORESTVILLE   MD 20747    5                  03/09/00           10
0432078749                01                 05/01/00           25.0000
5461330                   O                  04/01/30
0

3500562       F28/G02     F                  174,000.00         ZZ
                          360                168,784.26         1
                          9.2500             1431.46            78
                          9.0000             1431.46
CARROLLTON    OH 44615    1                  05/11/00           00
0432078780                05                 07/01/00           0.0000
5530880                   O                  06/01/30
0

3500574       F28/G02     F                  99,000.00          ZZ
                          360                95,752.23          4
                          9.2500             814.45             90
                          9.0000             814.45
LAKEWORTH     FL 33460    1                  05/03/00           10
0432078905                05                 06/01/00           25.0000
5615568                   N                  05/01/30
0

3503327       E22/G01     F                  139,050.00         ZZ
                          360                134,886.82         1
                          11.6250            1390.28            103
                          11.3750            1390.28
ARDMORE       AL 35739    1                  06/06/00           23
0411992027                05                 08/01/00           0.0000
0411992027                O                  07/01/30
0

3511625       637/G02     F                  116,800.00         ZZ
                          360                112,677.20         1
                          8.3750             887.77             80
                          8.1250             887.77
BATON ROUGE   LA 70816    1                  05/26/00           00
0432088250                05                 07/01/00           0.0000
0017680794                O                  06/01/30
0

3514459       E22/G02     F                  59,850.00          ZZ
                          360                58,301.97          1
                          10.0000            525.23             95
                          9.7500             525.23
COLFAX        IA 50054    5                  06/07/00           01
0411929896                05                 08/01/00           30.0000
0411929896                O                  07/01/30
0

3516702       168/168     F                  90,000.00          ZZ
                          360                83,153.33          1
                          9.5000             756.77             70
                          9.2500             756.77
CLINTON       NY 13323    5                  06/01/00           00
1858609                   05                 08/01/00           0.0000
0189586095                O                  07/01/30
0

3522736       E22/G02     F                  45,900.00          ZZ
                          360                44,386.09          1
                          9.6250             390.15             90
                          9.3750             390.15
NEW ORLEANS   LA 70131    1                  06/14/00           01
0411996259                05                 08/01/00           25.0000
0411996259                N                  07/01/30
0

3532446       E82/G02     F                  74,350.00          ZZ
                          360                72,463.70          4
                          10.1250            659.35             95
                          9.8750             659.35
WICONISCO     PA 17980    1                  06/19/00           04
0400283818                05                 08/01/00           30.0000
0400283818                O                  07/01/30
0

3538020       E22/G02     F                  155,150.00         ZZ
                          360                150,395.79         1
                          9.0000             1248.37            75
                          8.7500             1248.37
ATLANTA       GA 30317    5                  06/20/00           00
0411994635                05                 08/01/00           0.0000
0411994635                N                  07/01/30
0

3538027       E22/G02     F                  96,000.00          ZZ
                          360                92,847.75          1
                          9.0000             772.44             80
                          8.7500             772.44
COLORADO SPRINCO 80909    1                  06/20/00           00
0412007817                05                 08/01/00           0.0000
0412007817                N                  07/01/30
0

3541603       E22/G02     F                  377,000.00         ZZ
                          360                366,491.49         1
                          9.5000             3170.02            72
                          9.2500             3170.02
ASHLAND       OR 97520    1                  06/14/00           00
0412004210                05                 08/01/00           0.0000
0412004210                O                  07/01/30
0

3541609       E22/G02     F                  55,000.00          ZZ
                          360                53,390.35          1
                          9.2500             452.47             83
                          9.0000             452.47
OKLAHOMA CITY OK 73114    5                  06/16/00           01
0412009128                05                 08/01/00           12.0000
0412009128                O                  07/01/30
0

3542377       076/076     F                  65,250.00          ZZ
                          360                62,898.24          4
                          8.3750             495.95             90
                          8.1250             495.95
WICHITA       KS 67207    1                  05/22/00           12
19613077                  05                 07/01/00           25.0000
9613077                   N                  06/01/30
0

3546291       E22/G02     F                  107,100.00         ZZ
                          360                104,491.19         4
                          10.2500            959.72             90
                          10.0000            959.72
CINCINNATI    OH 45237    1                  06/22/00           01
0411910391                05                 08/01/00           25.0000
0411910391                N                  07/01/30
0

3546294       E22/G02     F                  61,200.00          ZZ
                          360                59,357.45          2
                          10.1250            542.74             90
                          9.8750             542.74
ATLANTA       GA 30310    1                  06/22/00           01
0411950454                05                 08/01/00           25.0000
0411950454                N                  07/01/30
0

3548232       U05/G02     F                  59,000.00          ZZ
                          360                55,497.48          1
                          9.6250             501.49             59
                          9.3750             501.49
TUCSON        AZ 85745    2                  05/24/00           00
0432117612                05                 07/01/00           0.0000
3040242                   N                  06/01/30
0

3549900       E22/G02     F                  51,200.00          ZZ
                          360                49,716.96          1
                          9.7500             439.89             80
                          9.5000             439.89
SAN ANTONIO   TX 78250    1                  06/15/00           00
0411993686                05                 08/01/00           0.0000
0411993686                N                  07/01/30
0

3549921       E22/G02     F                  175,400.00         ZZ
                          360                170,510.80         1
                          9.5000             1474.86            80
                          9.2500             1474.86
AURORA        CO 80016    1                  06/23/00           00
0412018251                03                 08/01/00           0.0000
0412018251                N                  07/01/30
0

3552485       074/G02     F                  34,250.00          ZZ
                          360                33,149.82          1
                          8.7500             269.45             90
                          8.5000             269.45
TOLEDO        OH 43608    1                  06/07/00           11
0432128916                05                 08/01/00           25.0000
1581408257                N                  07/01/30
0

3552527       074/G02     F                  46,800.00          ZZ
                          360                45,565.95          4
                          10.0000            410.71             90
                          9.7500             410.71
SHREVEPORT    LA 71104    1                  05/19/00           12
0432129310                05                 07/01/00           25.0000
1539056956                N                  06/01/30
0

3552539       074/G02     F                  446,000.00         ZZ
                          360                433,364.29         1
                          9.7500             3831.83            75
                          9.5000             3831.83
WINNETKA      IL 60093    1                  05/25/00           00
0432129419                05                 07/01/00           0.0000
1503887590                O                  06/01/30
0

3552543       074/074     F                  48,500.00          ZZ
                          360                44,774.92          1
                          9.0000             390.24             90
                          8.7500             390.24
GAINESVILLE   FL 32606    1                  05/26/00           01
1322052640                01                 07/01/00           25.0000
1322052640                N                  06/01/30
0

3552545       074/G02     F                  498,750.00         ZZ
                          360                483,700.28         1
                          9.3750             4148.35            75
                          9.1250             4148.35
SARASOTA      FL 34235    1                  06/05/00           00
0432129484                03                 07/01/00           0.0000
1319016864                O                  06/01/30
0

3552561       074/074     F                  300,000.00         ZZ
                          360                290,576.70         1
                          9.8750             2605.05            85
                          9.6250             2605.05
NEW YORK      NY 10023    1                  05/15/00           04
1111372464                01                 07/01/00           20.0000
1111372464                N                  06/01/30
0

3552562       074/074     F                  71,000.00          ZZ
                          360                68,912.10          1
                          9.5000             597.01             90
                          9.2500             597.01
MASTIC BEACH  NY 11951    1                  05/24/00           04
1111368740                05                 07/01/00           25.0000
1111368740                N                  06/01/30
0

3553195       E22/G02     F                  18,900.00          ZZ
                          360                18,412.64          1
                          10.0000            165.86             90
                          9.7500             165.86
CLEBURNE      TX 76031    1                  06/26/00           10
0412003717                05                 08/01/00           25.0000
0412003717                N                  07/01/30
0

3553199       E22/G02     F                  52,000.00          ZZ
                          360                50,515.63          1
                          9.3750             432.51             80
                          9.1250             432.51
DALLAS        TX 75232    5                  06/26/00           00
0412010472                03                 08/01/00           0.0000
0412010472                N                  07/01/30
0

3553210       E22/G02     F                  99,500.00          ZZ
                          360                95,940.25          1
                          9.2500             818.56             72
                          9.0000             818.56
FATE          TX 75087    1                  06/23/00           00
0412024176                05                 08/01/00           0.0000
0412024176                O                  07/01/30
0

3554239       637/G02     F                  75,150.00          ZZ
                          360                72,846.82          3
                          9.0000             604.68             90
                          8.7500             604.68
MEADVILLE     PA 16335    1                  06/12/00           12
0432349025                05                 08/01/00           25.0000
0014561054                N                  07/01/30
0

3555094       J95/J95     F                  61,600.00          ZZ
                          360                59,607.25          1
                          9.3750             512.36             80
                          9.1250             512.36
CLOUDCROFT    NM 88317    5                  04/12/00           00
0022438923                05                 06/01/00           0.0000
0022438923                O                  05/01/30
0

3560720       E22/G02     F                  63,900.00          ZZ
                          360                62,079.39          3
                          10.1250            566.68             90
                          9.8750             566.68
BAY CITY      MI 48706    1                  06/28/00           01
0411987951                05                 08/01/00           25.0000
0411987951                N                  07/01/30
0

3560742       E22/G02     F                  55,100.00          ZZ
                          360                51,511.67          1
                          9.5000             463.31             75
                          9.2500             463.31
ORLANDO       FL 32808    5                  06/28/00           00
0412006157                05                 08/01/00           0.0000
0412006157                N                  07/01/30
0

3560762       E22/G01     F                  186,500.00         ZZ
                          360                182,108.52         1
                          10.3750            1688.58            100
                          10.1250            1688.58
POST FALLS    ID 83854    1                  06/26/00           23
0412025496                05                 08/01/00           0.0000
0412025496                O                  07/01/30
0

3564571       E22/G02     F                  33,250.00          ZZ
                          360                32,305.05          1
                          9.5000             279.58             80
                          9.2500             279.58
HOLIDAY       FL 34690    1                  06/29/00           00
0412003543                05                 08/01/00           0.0000
0412003543                N                  07/01/30
0

3564596       E22/G01     F                  47,500.00          ZZ
                          360                46,373.63          1
                          10.5000            434.50             95
                          10.2500            434.50
WILMINGTON    DE 19805    1                  06/29/00           23
0412027716                07                 08/01/00           0.0000
0412027716                N                  07/01/30
0

3570056       E22/G02     F                  37,350.00          ZZ
                          360                36,319.10          1
                          9.8750             324.33             90
                          9.6250             324.33
PENSACOLA     FL 32506    1                  06/26/00           01
0411957004                05                 08/01/00           25.0000
0411957004                N                  07/01/30
0

3570062       E22/G02     F                  58,300.00          ZZ
                          360                56,635.81          1
                          9.3750             484.91             80
                          9.1250             484.91
SAN ANTONIO   TX 78249    1                  06/07/00           00
0411971385                05                 08/01/00           0.0000
0411971385                N                  07/01/30
0

3570114       E22/G02     F                  122,400.00         ZZ
                          360                118,397.44         1
                          8.8750             973.87             90
                          8.6250             973.87
DETROIT       MI 48221    2                  06/26/00           01
0412017790                05                 08/01/00           25.0000
0412017790                O                  07/01/30
0

3570142       E22/G02     F                  158,400.00         ZZ
                          360                152,941.67         1
                          8.7500             1246.13            80
                          8.5000             1246.13
FORNEY        TX 75126    1                  06/30/00           00
0412029639                05                 08/01/00           0.0000
0412029639                O                  07/01/30
0

3574724       E22/G02     F                  106,400.00         ZZ
                          360                103,276.51         1
                          9.8750             923.92             95
                          9.6250             923.92
TAMPA         FL 33611    5                  06/29/00           10
0412008914                05                 08/01/00           30.0000
0412008914                O                  07/01/30
0

3574729       E22/G02     F                  65,250.00          ZZ
                          360                63,473.99          2
                          9.6250             554.62             90
                          9.3750             554.62
ELKHART       IN 46516    1                  07/03/00           01
0412013989                05                 08/01/00           25.0000
0412013989                O                  07/01/30
0

3578726       461/461     F                  89,600.00          T
                          360                86,971.27          1
                          9.7500             769.81             75
                          9.5000             769.81
PAHRUMP       NV 89048    2                  06/08/00           00
9023423304                05                 08/01/00           0.0000
9023423304                O                  07/01/30
0

3583094       E22/G02     F                  34,000.00          ZZ
                          360                33,033.70          2
                          10.1250            301.52             65
                          9.8750             301.52
SAN ANTONIO   TX 78208    2                  06/28/00           00
0411973290                05                 08/01/00           0.0000
0411973290                N                  07/01/30
0

3583095       E22/G02     F                  34,000.00          ZZ
                          360                33,033.70          2
                          10.1250            301.52             65
                          9.8750             301.52
SAN ANTONIO   TX 78208    2                  06/28/00           00
0411973308                05                 08/01/00           0.0000
0411973308                N                  07/01/30
0

3583096       E22/G02     F                  34,000.00          ZZ
                          360                33,033.70          2
                          10.1250            301.52             66
                          9.8750             301.52
SAN ANTONIO   TX 78208    2                  06/28/00           00
0411973316                05                 08/01/00           0.0000
0411973316                N                  07/01/30
0

3583097       E22/G02     F                  34,000.00          ZZ
                          360                33,033.70          2
                          10.1250            301.52             66
                          9.8750             301.52
SAN ANTONIO   TX 78208    2                  06/28/00           00
0411973324                05                 08/01/00           0.0000
0411973324                N                  07/01/30
0

3583098       E22/G02     F                  34,000.00          ZZ
                          360                33,033.70          2
                          10.1250            301.52             66
                          9.8750             301.52
SAN ANTONIO   TX 78208    2                  06/28/00           00
0411973332                05                 08/01/00           0.0000
0411973332                N                  07/01/30
0

3583131       E22/G02     F                  53,600.00          T
                          360                52,277.28          1
                          10.0000            470.38             80
                          9.7500             470.38
WATER VALLEY  MS 38965    5                  07/06/00           00
0412037780                05                 09/01/00           0.0000
0412037780                O                  08/01/30
0

3589184       E22/G02     F                  58,050.00          ZZ
                          360                56,526.37          2
                          10.1250            514.80             90
                          9.8750             514.80
HUNTINGTON    IN 46750    1                  07/10/00           01
0412034332                05                 09/01/00           25.0000
0412034332                N                  08/01/30
0

3591087       E86/G02     F                  25,500.00          ZZ
                          360                24,822.64          1
                          9.7500             219.08             75
                          9.5000             219.08
PHOENIX       AZ 85033    4                  06/29/00           00
0432191278                01                 08/01/00           0.0000
52800230                  N                  07/01/30
0

3596475       168/168     F                  44,200.00          ZZ
                          360                42,652.26          1
                          10.1250            391.98             65
                          9.8750             391.98
SYRACUSE      NY 13214    5                  06/29/00           00
1860358                   05                 09/01/00           0.0000
0189603585                O                  08/01/30
0

3596583       H93/G02     F                  31,500.00          ZZ
                          360                30,599.63          1
                          9.8750             273.53             75
                          9.6250             273.53
CONWAY SPRINGSKS 67031    5                  08/07/00           00
0432296663                27                 10/01/00           0.0000
9994437000000             O                  09/01/30
0

3598438       E22/G01     F                  69,350.00          ZZ
                          360                62,351.05          1
                          10.5000            634.37             95
                          10.2500            634.37
SAN ANTONIO   TX 78247    1                  07/12/00           23
0412036832                03                 09/01/00           0.0000
0412036832                N                  08/01/30
0

3598680       076/076     F                  65,250.00          ZZ
                          360                62,946.82          4
                          8.3750             495.95             90
                          8.1250             495.95
WICHITA       KS 67207    1                  05/22/00           12
19613079                  05                 07/01/00           25.0000
9613079                   N                  06/01/30
0

3600809       E22/G01     F                  62,900.00          ZZ
                          360                61,309.97          1
                          9.8750             546.19             100
                          9.3750             546.19
HOT SPRINGS   AR 71901    1                  07/13/00           23
0412020778                05                 09/01/00           0.0000
0412020778                O                  08/01/30
0

3600824       E22/G02     F                  66,150.00          ZZ
                          360                64,240.55          1
                          9.5000             556.23             90
                          9.2500             556.23
CHARLOTTE     NC 28262    1                  07/13/00           01
0412044067                09                 09/01/00           25.0000
0412044067                N                  08/01/30
0

3608175       526/686     F                  70,800.00          ZZ
                          360                64,873.07          1
                          9.2500             582.45             80
                          9.0000             582.45
CHICAGO       IL 60611    1                  06/05/00           00
6104038697                06                 08/01/00           0.0000
0403869                   N                  07/01/30
0

3608201       526/686     F                  35,500.00          ZZ
                          360                34,503.63          1
                          9.7500             305.00             48
                          9.5000             305.00
LIVINGSTON    MT 59047    5                  05/19/00           00
6104059891                05                 07/01/00           0.0000
0405989                   N                  06/01/30
0

3608214       526/686     F                  49,050.00          ZZ
                          360                47,625.61          1
                          9.6250             416.92             75
                          9.3750             416.92
DENVER        CO 80218    1                  06/12/00           00
6104062440                01                 08/01/00           0.0000
0406244                   N                  07/01/30
0

3608241       526/686     F                  35,000.00          ZZ
                          360                33,982.74          1
                          10.0000            307.15             70
                          9.7500             307.15
CLEVELAND     OH 44102    5                  06/13/00           00
6104084972                05                 08/01/00           0.0000
0408497                   N                  07/01/30
0

3608247       526/686     F                  117,900.00         ZZ
                          360                114,540.84         4
                          9.7500             1012.94            90
                          9.5000             1012.94
PONTIAC       MI 48341    1                  06/05/00           12
6104086274                05                 07/01/00           25.0000
0408627                   N                  06/01/30
0

3608296       526/686     F                  100,000.00         ZZ
                          360                94,786.97          2
                          8.5000             768.91             63
                          8.2500             768.91
SALEM         OR 97303    1                  05/25/00           00
6104056046                05                 07/01/00           0.0000
0405604                   N                  06/01/30
0

3608304       526/686     F                  99,900.00          ZZ
                          360                96,848.79          1
                          9.2500             821.85             80
                          9.0000             821.85
MESA          AZ 85215    1                  05/15/00           00
6104063331                01                 07/01/00           0.0000
0406333                   O                  06/01/30
0

3608332       526/686     F                  76,500.00          ZZ
                          360                73,894.80          1
                          8.5000             588.22             90
                          8.2500             588.22
GREENWOOD     IN 46142    1                  06/21/00           12
6104103947                05                 08/01/00           25.0000
0410394                   N                  07/01/30
0

3610899       E22/G02     F                  41,250.00          ZZ
                          360                40,094.68          1
                          9.5000             346.85             74
                          9.2500             346.85
WATERLOO      IA 50703    5                  07/05/00           00
0412021339                05                 09/01/00           0.0000
0412021339                O                  08/01/30
0

3621018       E22/G01     F                  133,500.00         ZZ
                          360                129,659.99         1
                          10.2500            1196.30            100
                          9.7500             1196.30
LOS ANGELES   CA 90065    1                  07/17/00           23
0412034993                05                 09/01/00           0.0000
0412034993                O                  08/01/30
0

3624946       E22/G01     F                  240,000.00         ZZ
                          360                234,023.30         1
                          10.2500            2150.64            100
                          9.7500             2150.64
ROCKWALL      TX 75032    1                  07/19/00           23
0412058810                05                 09/01/00           0.0000
0412058810                O                  08/01/30
0

3627616       J95/J95     F                  112,500.00         ZZ
                          360                105,535.62         1
                          9.2500             925.51             90
                          9.0000             925.51
EUCLID        OH 44123    1                  06/23/00           12
0017390691                05                 08/01/00           25.0000
0017390691                O                  07/01/30
0

3630653       E84/G02     F                  44,000.00          ZZ
                          360                42,517.09          1
                          9.3750             365.97             80
                          9.1250             365.97
SPRINGFIELD   OR 97477    1                  06/29/00           00
0432174498                05                 08/01/00           0.0000
60601853                  O                  07/01/30
0

3631088       637/G02     F                  51,000.00          ZZ
                          360                49,541.23          1
                          9.5000             428.84             75
                          9.0000             428.84
DALLAS        TX 75217    5                  06/22/00           00
0432158426                05                 08/01/00           0.0000
2827                      N                  07/01/30
0

3646191       286/286     F                  64,350.00          ZZ
                          360                62,510.41          1
                          9.5000             541.09             90
                          9.2500             541.09
SOUTH BEND    IN 46628    1                  05/26/00           10
0033103                   05                 07/01/00           25.0000
0000033103                N                  06/01/30
0

3646198       286/286     F                  149,310.00         ZZ
                          360                145,618.76         1
                          10.1250            1324.12            90
                          9.8750             1324.12
TAMPA         FL 33618    1                  06/27/00           10
0041394                   03                 08/01/00           25.0000
0000041394                O                  07/01/30
0

3646201       286/286     F                  38,700.00          ZZ
                          360                37,390.55          2
                          9.8750             336.06             90
                          9.6250             336.06
KANSAS CITY   MO 64131    1                  06/02/00           11
0042508                   05                 07/01/00           25.0000
0000042508                N                  06/01/30
0

3646203       286/286     F                  33,930.00          ZZ
                          360                33,026.60          2
                          9.8750             294.64             90
                          9.6250             294.64
ST LOUIS      MO 63107    1                  05/11/00           11
0043020                   05                 07/01/00           25.0000
0000043020                N                  06/01/30
0

3646214       286/286     F                  45,000.00          ZZ
                          360                43,753.12          1
                          9.6250             382.50             90
                          9.3750             382.50
NEW BRAUNFELS TX 78130    1                  06/19/00           11
0043875                   01                 08/01/00           25.0000
0000043875                O                  07/01/30
0

3646247       286/286     F                  43,500.00          ZZ
                          360                42,315.81          3
                          9.6250             369.75             80
                          9.3750             369.75
YORK          PA 17403    1                  06/30/00           00
0063671                   05                 08/01/00           0.0000
0000063671                N                  07/01/30
0

3646256       286/286     F                  39,950.00          T
                          360                38,464.53          1
                          9.7500             343.23             80
                          9.5000             343.23
ORLANDO       FL 32809    1                  06/08/00           00
0068668                   01                 08/01/00           0.0000
0000068668                O                  07/01/30
0

3646257       286/286     F                  84,500.00          ZZ
                          360                81,587.34          4
                          9.2500             695.16             80
                          9.0000             695.16
TAMPA         FL 33637    1                  06/08/00           00
0068678                   05                 08/01/00           0.0000
0000068678                N                  07/01/30
0

3646263       286/286     F                  23,175.00          ZZ
                          360                22,289.16          3
                          9.5000             194.87             90
                          9.2500             194.87
WATERVLIET    NY 12189    1                  06/30/00           12
0068919                   05                 08/01/00           25.0000
0000068919                O                  07/01/30
0

3646277       286/286     F                  59,200.00          ZZ
                          360                57,452.10          1
                          9.5000             497.79             80
                          9.2500             497.79
ANTIOCH       IL 60002    1                  06/27/00           00
0075705                   05                 08/01/00           0.0000
0000075705                N                  07/01/30
0

3646278       286/286     F                  99,000.00          ZZ
                          360                96,489.11          4
                          10.1250            877.96             90
                          9.8750             877.96
ST. LOUIS     MO 63111    1                  05/25/00           11
0079437                   05                 07/01/00           25.0000
0000079437                O                  06/01/30
0

3646293       286/286     F                  22,050.00          ZZ
                          360                19,566.30          1
                          8.6250             171.51             90
                          8.3750             171.51
TOLEDO        OH 43606    1                  06/21/00           10
0083598                   05                 08/01/00           25.0000
0000083598                N                  07/01/30
0

3646296       286/286     F                  83,700.00          ZZ
                          360                81,253.36          1
                          9.2500             688.58             90
                          9.0000             688.58
IRVING        TX 75060    1                  06/29/00           11
0085214                   05                 08/01/00           25.0000
0000085214                O                  07/01/30
0

3646297       286/286     F                  36,000.00          ZZ
                          360                34,947.29          1
                          9.2500             296.17             90
                          9.0000             296.17
NORTH CHARLESTSC 29418    1                  06/27/00           21
0085320                   05                 08/01/00           25.0000
0000085320                N                  07/01/30
0

3646313       286/286     F                  126,000.00         ZZ
                          360                122,070.07         1
                          9.2500             1036.58            70
                          9.0000             1036.58
POUGHKEEPSIE  NY 12603    1                  06/30/00           00
9423456                   05                 08/01/00           0.0000
0009423456                O                  07/01/30
0

3646314       286/286     F                  42,000.00          ZZ
                          360                40,268.03          1
                          8.8750             334.18             70
                          8.6250             334.18
KLAMATH FALLS OR 97601    5                  04/04/00           00
9427222                   05                 06/01/00           0.0000
0009427222                N                  05/01/30
0

3646338       286/286     F                  337,500.00         ZZ
                          360                328,092.09         1
                          9.5000             2837.89            90
                          9.2500             2837.89
BAYONNE       NJ 07002    1                  06/09/00           11
9648004                   05                 08/01/00           25.0000
0009648004                O                  07/01/30
0

3647768       E22/G02     F                  56,300.00          ZZ
                          360                54,584.28          1
                          9.5000             473.40             95
                          9.2500             473.40
HOLIDAY       FL 34690    1                  07/28/00           01
0412037418                05                 09/01/00           30.0000
0412037418                O                  08/01/30
0

3647781       E22/G02     F                  63,750.00          ZZ
                          360                61,800.41          1
                          8.8750             507.22             85
                          8.6250             507.22
HARPER WOODS  MI 48225    5                  07/12/00           01
0412048043                05                 09/01/00           12.0000
0412048043                O                  08/01/30
0

3647806       E22/G01     F                  40,850.00          ZZ
                          360                39,889.58          1
                          10.2500            366.06             95
                          9.7500             366.06
TAMPA         FL 33604    1                  07/28/00           23
0412060469                05                 09/01/00           0.0000
0412060469                N                  08/01/30
0

3647807       E22/G02     F                  197,100.00         ZZ
                          360                189,767.92         1
                          9.2500             1621.49            90
                          9.0000             1621.49
SEVERNA PARK  MD 21146    1                  07/28/00           04
0412060535                07                 09/01/00           30.0000
0412060535                O                  08/01/30
0

3651468       623/G02     F                  60,000.00          ZZ
                          360                55,450.07          1
                          9.6250             509.99             76
                          9.3750             509.99
ALAMOGORDO    NM 88310    2                  06/08/00           00
0432184265                05                 08/01/00           0.0000
1537585                   O                  07/01/30
0

3651474       623/G02     F                  38,250.00          ZZ
                          360                36,621.24          1
                          9.8750             332.14             75
                          9.6250             332.14
AURORA        CO 80010    1                  06/29/00           00
0432185387                01                 08/01/00           0.0000
1539195                   N                  07/01/30
0

3651520       623/G02     F                  46,800.00          ZZ
                          360                44,178.73          1
                          9.2500             385.01             80
                          9.0000             385.01
GUYTON        GA 31312    1                  06/30/00           00
0432184737                05                 08/01/00           0.0000
5267251                   O                  07/01/30
0

3652650       E82/G02     F                  71,150.00          ZZ
                          360                69,184.41          4
                          9.7500             611.29             90
                          9.5000             611.29
TOWER CITY    PA 17980    1                  07/28/00           04
0400303376                05                 09/01/00           25.0000
0400303376                N                  08/01/30
0

3656043       E22/G02     F                  81,600.00          ZZ
                          360                79,446.31          1
                          9.7500             701.07             80
                          9.5000             701.07
FT MORGAN     CO 80701    5                  07/27/00           00
0412023079                05                 09/01/00           0.0000
0412023079                O                  08/01/30
0

3656055       E22/G02     F                  80,000.00          ZZ
                          360                77,519.82          1
                          8.8750             636.52             80
                          8.6250             636.52
BARNARDSVILLE NC 28709    2                  07/27/00           00
0412051229                27                 09/01/00           0.0000
0412051229                O                  08/01/30
0

3656063       E22/G02     F                  68,000.00          ZZ
                          360                66,062.48          1
                          9.2500             559.42             80
                          9.0000             559.42
HOUSTON       TX 77083    5                  07/26/00           00
0412066979                03                 09/01/00           0.0000
0412066979                O                  08/01/30
0

3656687       E22/G02     F                  67,850.00          ZZ
                          360                66,092.73          1
                          9.7500             582.94             75
                          9.5000             582.94
PEARLAND      TX 77584    5                  07/31/00           00
0412031692                05                 09/01/00           0.0000
0412031692                N                  08/01/30
0

3656702       E22/G02     F                  64,000.00          ZZ
                          360                59,900.01          1
                          9.2500             526.51             72
                          9.0000             526.51
SEAGOVILLE    TX 75159    5                  07/26/00           00
0412043564                05                 09/01/00           0.0000
0412043564                O                  08/01/30
0

3656705       E22/G02     F                  74,800.00          ZZ
                          360                72,565.36          1
                          9.0000             601.86             80
                          8.7500             601.86
EAST LYME     CT 06357    1                  07/31/00           00
0412045882                05                 09/01/00           0.0000
0412045882                O                  08/01/30
0

3656708       E22/G02     F                  220,950.00         ZZ
                          360                215,109.25         3
                          9.8750             1918.62            90
                          9.6250             1918.62
CANYON        TX 79015    1                  07/28/00           01
0412047243                05                 09/01/00           25.0000
0412047243                N                  08/01/30
0

3656758       E22/G01     F                  84,200.00          ZZ
                          360                79,868.69          1
                          10.1250            746.70             103
                          9.8750             746.70
BATON ROUGE   LA 70808    1                  07/31/00           23
0412074064                05                 09/01/00           0.0000
0412074064                O                  08/01/30
0

3660176       E22/G01     F                  44,700.00          ZZ
                          360                43,676.55          1
                          10.2500            400.56             95
                          10.0000            400.56
NEWPORT NEWS  VA 23608    1                  08/02/00           23
0412052953                09                 10/01/00           0.0000
0412052953                N                  09/01/30
0

3664538       E22/G01     F                  115,000.00         ZZ
                          360                111,555.73         1
                          9.6250             977.49             100
                          9.1250             977.49
LOS ANGELES   CA 90002    1                  07/25/00           23
0412026676                05                 09/01/00           0.0000
0412026676                O                  08/01/30
0

3664547       E22/G02     F                  38,900.00          ZZ
                          360                37,946.08          1
                          10.0000            341.38             85
                          9.7500             341.38
BAKER         LA 70714    1                  08/03/00           01
0412056822                07                 10/01/00           12.0000
0412056822                N                  09/01/30
0

3668385       E22/G02     F                  60,500.00          ZZ
                          360                58,641.16          1
                          9.2500             497.72             94
                          9.0000             497.72
BONANZA       AR 72916    5                  07/31/00           04
0412043424                05                 09/01/00           30.0000
0412043424                O                  08/01/30
0

3673879       G13/G02     F                  65,000.00          ZZ
                          360                62,091.83          1
                          8.9900             522.54             73
                          8.7400             522.54
CUMMING       GA 30041    5                  07/12/00           00
0432236214                05                 09/01/00           0.0000
11659                     O                  08/01/30
0

3674006       286/286     F                  29,700.00          ZZ
                          360                28,377.92          1
                          9.5000             249.74             90
                          9.2500             249.74
DES MOINES    IA 50310    1                  07/24/00           11
0080666                   05                 09/01/00           25.0000
0000080666                O                  08/01/30
0

3678126       F28/G02     F                  58,500.00          ZZ
                          360                56,226.78          2
                          9.0000             470.70             90
                          8.7500             470.70
PALMYRA       NY 14522    1                  12/08/99           04
0432201614                05                 02/01/00           25.0000
5239151                   N                  01/01/30
0

3678184       F28/G02     F                  56,000.00          ZZ
                          360                53,377.91          4
                          9.0000             450.59             70
                          8.7500             450.59
EAST CHICAGO  IN 46312    5                  06/07/00           00
0432196996                05                 08/01/00           0.0000
5652080                   N                  07/01/30
0

3678194       F28/G02     F                  80,000.00          ZZ
                          360                77,377.78          4
                          8.8750             636.52             67
                          8.6250             636.52
TACOMA        WA 98403    5                  05/25/00           00
0432194967                05                 07/01/00           0.0000
5665068                   N                  06/01/30
0

3684461       E22/G02     F                  98,300.00          ZZ
                          360                95,834.99          1
                          9.8750             853.59             95
                          9.6250             853.59
GLENCOE       AL 35905    5                  08/04/00           10
0412070930                05                 10/01/00           30.0000
0412070930                O                  09/01/30
0

3684464       E22/G02     F                  97,500.00          ZZ
                          360                94,905.50          1
                          9.8750             846.64             75
                          9.6250             846.64
STRATFORD     CT 06615    2                  08/04/00           00
0412073447                05                 10/01/00           0.0000
0412073447                O                  09/01/30
0

3687301       U05/G02     F                  135,000.00         ZZ
                          360                131,645.49         1
                          9.7500             1159.86            90
                          9.5000             1159.86
CUMMING       GA 30040    1                  09/07/00           01
0432309979                03                 11/01/00           25.0000
3063545                   O                  10/01/30
0

3692637       E22/G02     F                  66,600.00          ZZ
                          360                64,780.85          1
                          10.0000            584.46             90
                          9.7500             584.46
HAVRE         MT 59501    5                  08/03/00           01
0412055378                27                 10/01/00           25.0000
0412055378                O                  09/01/30
0

3694978       623/985     F                  111,500.00         ZZ
                          360                108,074.48         3
                          9.2500             917.28             56
                          9.0000             917.28
CHICAGO       IL 60647    5                  04/03/00           00
0202915187                05                 06/01/00           0.0000
5251998                   O                  05/01/30
0

3695008       623/985     F                  78,750.00          T
                          360                76,499.23          1
                          9.3750             655.00             75
                          9.1250             655.00
MELBOURNE     FL 32935    1                  06/23/00           00
0202832945                03                 08/01/00           0.0000
5271395                   O                  07/01/30
0

3695011       623/G02     F                  140,000.00         ZZ
                          360                136,367.64         2
                          9.8750             1215.69            80
                          9.6250             1215.69
PAHRUMP       NV 89048    5                  06/08/00           00
0432225720                05                 08/01/00           0.0000
1326022                   O                  07/01/30
0

3695074       623/G02     F                  82,400.00          ZZ
                          360                80,214.44          4
                          9.6250             700.39             80
                          9.3750             700.39
LEBANON       IN 46052    5                  07/17/00           00
0432225035                05                 09/01/00           0.0000
5275969                   N                  08/01/30
0

3697633       E22/G02     F                  68,800.00          ZZ
                          360                66,747.35          1
                          8.8750             547.40             80
                          8.6250             547.40
LAVALETTE     WV 25535    5                  08/08/00           00
0412066557                05                 10/01/00           0.0000
0412066557                O                  09/01/30
0

3697638       E22/G02     F                  18,000.00          ZZ
                          360                17,577.69          1
                          10.1250            159.63             80
                          9.8750             159.63
DALLAS        TX 75220    1                  08/14/00           00
0412072316                01                 10/01/00           0.0000
0412072316                N                  09/01/30
0

3697639       E22/G02     F                  20,000.00          ZZ
                          360                19,516.74          1
                          10.1250            177.36             80
                          9.8750             177.36
DALLAS        TX 75220    1                  08/14/00           00
0412072357                01                 10/01/00           0.0000
0412072357                N                  09/01/30
0

3697642       E22/G02     F                  348,000.00         ZZ
                          360                335,859.77         1
                          9.0000             2800.09            80
                          8.7500             2800.09
HOUSTON       TX 77040    5                  08/09/00           00
0412075111                05                 10/01/00           0.0000
0412075111                O                  09/01/30
0

3697663       E22/G01     F                  65,000.00          ZZ
                          360                63,452.52          1
                          10.2500            582.47             95
                          10.0000            582.47
OMAHA         NE 68131    1                  08/14/00           23
0412093155                05                 10/01/00           0.0000
0412093155                N                  09/01/30
0

3700960       624/G02     F                  157,600.00         ZZ
                          360                153,250.58         1
                          9.0000             1268.09            90
                          8.7500             1268.09
SCOTTSDALE    AZ 85255    1                  10/03/00           01
0432352003                05                 12/01/00           25.0000
35500300016F              O                  11/01/30
0

3701854       E22/G02     F                  102,000.00         ZZ
                          360                99,455.11          1
                          9.8750             885.72             85
                          9.6250             885.72
MOCKSVILLE    NC 27028    1                  08/15/00           10
0412039943                27                 10/01/00           12.0000
0412039943                O                  09/01/30
0

3706519       E22/G02     F                  41,650.00          ZZ
                          360                40,409.76          1
                          9.2500             342.64             87
                          9.0000             342.64
SOUTH BEND    IN 46628    5                  08/11/00           04
0411952187                05                 10/01/00           25.0000
0411952187                O                  09/01/30
0

3707752       E22/G01     F                  29,350.00          ZZ
                          360                28,661.67          1
                          10.1250            260.28             95
                          9.8750             260.28
ANDREWS       IN 46702    1                  08/17/00           23
0412033003                05                 10/01/00           0.0000
0412033003                N                  09/01/30
0

3707772       E22/G02     F                  81,600.00          T
                          360                78,425.45          1
                          8.8750             649.25             80
                          8.6250             649.25
HOT SPRINGS   AR 71913    1                  08/17/00           00
0412090417                01                 10/01/00           0.0000
0412090417                O                  09/01/30
0

3708354       637/G02     F                  56,000.00          ZZ
                          360                53,660.32          1
                          9.0000             450.59             80
                          8.7500             450.59
PLANO         TX 75074    1                  09/01/00           00
0432295558                05                 11/01/00           0.0000
0021676812                O                  10/01/30
0

3711484       196/G02     F                  36,000.00          ZZ
                          360                35,050.18          1
                          9.8750             312.61             90
                          9.6250             312.61
ALLIANCE      OH 44601    1                  07/25/00           10
0432220176                05                 09/01/00           25.0000
1376587                   N                  08/01/30
0

3713100       E22/G02     F                  66,300.00          ZZ
                          360                64,459.74          1
                          9.2500             545.43             81
                          9.0000             545.43
DES MOINES    IA 50310    2                  08/14/00           04
0412090730                05                 10/01/00           12.0000
0412090730                O                  09/01/30
0

3716351       526/686     F                  60,450.00          ZZ
                          360                58,843.62          1
                          9.7500             519.36             65
                          9.5000             519.36
WILLIAMS      AZ 85046    5                  06/29/00           00
6104086571                05                 08/01/00           0.0000
0408657                   N                  07/01/30
0

3716361       526/686     F                  169,000.00         ZZ
                          360                163,564.68         1
                          8.7500             1329.52            89
                          8.5000             1329.52
CHANDLER      AZ 85224    1                  06/26/00           01
6104110074                05                 08/01/00           25.0000
0411007                   N                  07/01/30
0

3716368       526/686     F                  94,500.00          ZZ
                          360                90,958.94          1
                          8.1250             701.66             69
                          7.8750             701.66
BROWNSTON     MI 48192    1                  06/30/00           00
6104116881                01                 08/01/00           0.0000
0411688                   O                  07/01/30
0

3716369       526/686     F                  25,200.00          ZZ
                          360                22,676.45          1
                          9.2500             207.31             90
                          9.0000             207.31
FLINT         MI 48505    1                  06/29/00           12
6104116915                05                 08/01/00           25.0000
0411691                   N                  07/01/30
0

3716381       526/686     F                  189,900.00         ZZ
                          360                184,349.19         1
                          9.2500             1562.26            90
                          9.0000             1562.26
SCOTTSDALE    AZ 85254    1                  07/07/00           12
6104127938                05                 08/01/00           25.0000
0412793                   N                  07/01/30
0

3716385       526/686     F                  112,410.00         ZZ
                          360                109,033.53         1
                          9.1250             914.60             90
                          8.8750             914.60
QUEEN CREEK   AZ 85242    1                  06/30/00           12
6104129942                05                 08/01/00           25.0000
0412994                   O                  07/01/30
0

3716397       526/686     F                  90,000.00          ZZ
                          360                84,826.05          1
                          8.7500             708.03             60
                          8.5000             708.03
SCOTTSDALE    AZ 85251    5                  07/21/00           00
6104142473                05                 09/01/00           0.0000
0414247                   O                  08/01/30
0

3716399       526/686     F                  68,850.00          ZZ
                          360                66,824.01          1
                          9.2500             566.41             90
                          9.0000             566.41
JACKSONVILL   FL 32257    1                  07/20/00           12
6104147365                07                 09/01/00           25.0000
0414736                   N                  08/01/30
0

3716406       526/686     F                  112,000.00         ZZ
                          360                108,240.70         1
                          8.7500             881.11             80
                          8.5000             881.11
SCOTTSDALE    AZ 85254    1                  07/25/00           00
6104154320                05                 09/01/00           0.0000
0415432                   O                  08/01/30
0

3716408       526/686     F                  150,000.00         ZZ
                          360                144,963.17         1
                          8.3750             1140.11            60
                          8.1250             1140.11
GOODYEAR      AZ 85338    1                  07/25/00           00
6104161994                07                 09/01/00           0.0000
0416199                   O                  08/01/30
0

3716431       526/686     F                  70,453.00          ZZ
                          360                68,242.60          1
                          8.8750             560.56             79
                          8.6250             560.56
ELWOOD        IN 46036    5                  06/26/00           00
6104093817                05                 08/01/00           0.0000
0409381                   O                  07/01/30
0

3716444       526/686     F                  40,000.00          ZZ
                          360                38,860.32          1
                          9.2500             329.07             50
                          9.0000             329.07
MIAMI         FL 33181    1                  07/05/00           00
6104102592                06                 09/01/00           0.0000
0410259                   O                  08/01/30
0

3716469       526/686     F                  50,050.00          ZZ
                          360                47,760.01          3
                          9.5000             420.85             80
                          9.2500             420.85
SEGUIN        TX 78155    1                  06/30/00           00
6104116667                05                 08/01/00           0.0000
0411666                   N                  07/01/30
0

3718439       E22/G02     F                  40,800.00          ZZ
                          240                37,544.53          1
                          9.0000             367.09             79
                          8.7500             367.09
ANDALUSIA     AL 36420    2                  08/16/00           00
0412053506                05                 10/01/00           0.0000
0412053506                O                  09/01/20
0

3722772       E22/G01     F                  90,250.00          ZZ
                          360                87,952.07          1
                          10.1250            800.36             95
                          9.8750             800.36
KENNER        LA 70062    1                  08/22/00           23
0412056418                05                 10/01/00           0.0000
0412056418                N                  09/01/30
0

3722787       E22/G02     F                  34,800.00          ZZ
                          360                33,901.00          1
                          9.7500             298.99             80
                          9.5000             298.99
HOLIDAY       FL 34690    1                  08/22/00           00
0412089518                05                 10/01/00           0.0000
0412089518                N                  09/01/30
0

3722790       E22/G02     F                  23,250.00          ZZ
                          360                22,659.46          1
                          10.0000            204.04             75
                          9.7500             204.04
BLYTHEVILLE   AR 72315    5                  08/22/00           00
0412094948                05                 10/01/00           0.0000
0412094948                N                  09/01/30
0

3726204       637/G02     F                  54,000.00          ZZ
                          360                51,851.13          1
                          9.7500             463.95             89
                          9.5000             463.95
FOUKE         AR 71837    5                  09/08/00           01
0432309060                05                 11/01/00           25.0000
001787724                 O                  10/01/30
0

3726582       637/G02     F                  77,600.00          ZZ
                          360                75,153.33          1
                          8.8750             617.43             80
                          8.6250             617.43
SPRING        TX 77380    1                  08/31/00           00
0432366045                03                 10/01/00           0.0000
0021707606                N                  09/01/30
0

3726645       F61/G02     F                  55,200.00          ZZ
                          360                53,520.41          1
                          8.6250             429.34             80
                          8.3750             429.34
SUNNYSIDE     WA 98944    1                  09/14/00           00
0432308823                05                 11/01/00           0.0000
0008925                   N                  10/01/30
0

3727143       E22/G02     F                  76,000.00          ZZ
                          360                73,988.56          3
                          9.5000             639.05             80
                          9.2500             639.05
BOWDON        GA 30108    5                  08/18/00           00
0412071722                05                 10/01/00           0.0000
0412071722                O                  09/01/30
0

3729525       U13/G02     F                  43,200.00          ZZ
                          360                41,995.79          3
                          9.5000             363.25             80
                          9.2500             363.25
AUBURN        NY 13021    5                  06/28/00           00
0432375327                05                 08/01/00           0.0000
00056008                  N                  07/01/30
0

3730477       J95/J95     F                  42,605.00          ZZ
                          360                35,919.17          4
                          9.0000             342.81             95
                          8.7500             342.81
MEMPHIS       TN 38111    1                  07/19/00           12
0022633523                05                 09/01/00           30.0000
0022633523                O                  08/01/30
0

3730479       J95/J95     F                  336,500.00         ZZ
                          360                327,357.94         1
                          9.5000             2829.48            58
                          9.2500             2829.48
KENILWORTH    IL 60043    2                  07/11/00           00
0017440041                05                 09/01/00           0.0000
0017440041                O                  08/01/30
0

3730501       J95/J95     F                  52,500.00          ZZ
                          360                51,003.85          1
                          9.2500             431.91             70
                          9.0000             431.91
CLOUDCROFT    NM 88317    5                  07/19/00           00
0022308258                05                 09/01/00           0.0000
0022308258                N                  08/01/30
0

3731441       E22/G02     F                  55,600.00          ZZ
                          360                52,924.93          4
                          9.8750             482.80             80
                          9.6250             482.80
SOUTH BEND    IN 46601    1                  08/24/00           00
0412072548                05                 10/01/00           0.0000
0412072548                N                  09/01/30
0

3733276       L94/G02     F                  110,400.00         ZZ
                          360                106,972.35         1
                          8.7500             868.52             80
                          8.5000             868.52
SALT LAKE CITYUT 84118    5                  08/21/00           00
0432239150                05                 10/01/00           0.0000
1000001752                O                  09/01/30
0

3736068       E22/G02     F                  40,000.00          ZZ
                          360                38,756.53          1
                          9.8750             347.34             69
                          9.6250             347.34
GRAMERCY      LA 70052    5                  08/25/00           00
0412073462                05                 10/01/00           0.0000
0412073462                N                  09/01/30
0

3736093       E22/G02     F                  69,600.00          ZZ
                          360                67,227.69          4
                          9.8750             604.37             80
                          9.6250             604.37
LUTCHER       LA 70071    1                  08/25/00           00
0412100430                05                 10/01/00           0.0000
0412100430                N                  09/01/30
0

3738757       286/286     F                  43,500.00          ZZ
                          360                41,612.33          1
                          9.2500             357.86             80
                          9.0000             357.86
MOSES LAKE    WA 98837    2                  06/28/00           00
9718960                   05                 09/01/00           0.0000
09718960                  N                  08/01/30
0

3739920       637/G02     F                  67,200.00          ZZ
                          360                56,097.61          1
                          9.5000             565.05             80
                          9.2500             565.05
HOUSTON       TX 77062    1                  09/05/00           00
0432308971                03                 11/01/00           0.0000
0021707377                N                  10/01/30
0

3740539       E22/G02     F                  72,350.00          ZZ
                          360                69,972.97          2
                          10.1250            641.62             95
                          9.8750             641.62
LAPORTE       IN 46350    1                  08/28/00           01
0412071656                05                 10/01/00           30.0000
0412071656                O                  09/01/30
0

3740549       E22/G02     F                  151,550.00         ZZ
                          360                147,241.94         1
                          9.1250             1233.06            66
                          8.8750             1233.06
PLACERVILLE   CA 95667    5                  08/17/00           00
0412086142                27                 10/01/00           0.0000
0412086142                O                  09/01/30
0

3740578       E22/G02     F                  45,000.00          ZZ
                          360                43,891.81          1
                          9.8750             390.76             75
                          9.6250             390.76
BAYTOWN       TX 77521    5                  08/25/00           00
0412107278                05                 10/01/00           0.0000
0412107278                N                  09/01/30
0

3740581       E22/G01     F                  59,000.00          ZZ
                          360                57,548.03          1
                          10.1250            523.23             100
                          9.6250             523.23
SPRING        TX 77373    1                  08/28/00           23
0412110959                03                 10/01/00           0.0000
0412110959                O                  09/01/30
0

3743706       637/G02     F                  396,000.00         ZZ
                          360                384,603.16         1
                          9.0000             3186.31            80
                          8.7500             3186.31
OLYMPIA       WA 98502    5                  09/06/00           00
0432308658                05                 11/01/00           0.0000
0021068580                O                  10/01/30
0

3747050       076/076     F                  135,000.00         ZZ
                          360                131,497.86         4
                          9.8750             1172.27            80
                          9.6250             1172.27
COLUMBUS      OH 43206    2                  06/30/00           00
10124305                  05                 08/01/00           0.0000
0124305                   N                  07/01/30
0

3747062       076/076     F                  75,400.00          ZZ
                          360                73,247.60          1
                          9.3750             627.14             70
                          9.1250             627.14
DACULA        GA 30019    5                  06/30/00           00
19646130                  05                 08/01/00           0.0000
9646130                   N                  07/01/30
0

3749014       E22/G02     F                  66,900.00          ZZ
                          360                64,905.96          1
                          8.8750             532.29             79
                          8.6250             532.29
TOWN CREEK    AL 35672    5                  08/25/00           00
0412051344                05                 10/01/00           0.0000
0412051344                O                  09/01/30
0

3749015       E22/G02     F                  68,800.00          ZZ
                          360                66,979.10          1
                          9.5000             578.51             80
                          9.2500             578.51
SLIDELL       LA 70460    2                  08/30/00           00
0412054041                05                 10/01/00           0.0000
0412054041                N                  09/01/30
0

3749036       E22/G02     F                  279,000.00         ZZ
                          360                271,255.24         1
                          9.2500             2295.26            90
                          9.0000             2295.26
LOXAHATCHEE   FL 33470    1                  08/30/00           10
0412094484                05                 10/01/00           25.0000
0412094484                O                  09/01/30
0

3749073       E22/G01     F                  61,750.00          ZZ
                          360                60,301.66          2
                          10.1250            547.61             95
                          9.6250             547.61
WILMINGTON    DE 19805    1                  08/30/00           23
0412114464                05                 10/01/00           0.0000
0412114464                N                  09/01/30
0

3751101       U05/G01     F                  79,000.00          ZZ
                          360                77,148.95          1
                          10.1250            700.59             100
                          9.8750             700.59
FREDERICKSBURGTX 78624    1                  09/27/00           23
0432381937                05                 11/01/00           0.0000
3068694                   O                  10/01/30
0

3752369       E22/G01     F                  90,950.00          ZZ
                          360                83,420.85          2
                          10.2500            815.00             107
                          10.0000            815.00
NEW ORLEANS   LA 70122    1                  08/31/00           23
0412066029                05                 10/01/00           0.0000
0412066029                O                  09/01/30
0

3752441       E22/G02     F                  58,900.00          ZZ
                          360                57,190.52          1
                          8.8750             468.63             80
                          8.6250             468.63
LAWRENCEVILLE GA 30044    1                  08/31/00           00
0412113235                05                 11/01/00           0.0000
0412113235                O                  10/01/30
0

3752455       E22/G02     F                  31,500.00          ZZ
                          360                30,666.29          1
                          9.5000             264.87             90
                          9.2500             264.87
DAYTON        OH 45427    1                  08/31/00           01
0412121543                05                 10/01/00           25.0000
0412121543                N                  09/01/30
0

3756948       E22/G02     F                  99,900.00          ZZ
                          360                97,141.04          1
                          9.7500             858.30             77
                          9.5000             858.30
HOUGHTON LAKE MI 48629    1                  09/01/00           00
0412104713                05                 10/01/00           0.0000
0412104713                N                  09/01/30
0

3758003       E82/G02     F                  128,000.00         ZZ
                          360                124,433.73         1
                          9.3750             1064.64            80
                          9.1250             1064.64
TOWNVILLE     PA 16360    1                  09/01/00           00
0400306288                05                 10/01/00           0.0000
0400306288                O                  09/01/30
0

3758070       286/286     F                  43,550.00          ZZ
                          360                42,364.36          1
                          9.7500             374.16             65
                          9.5000             374.16
MESA          AZ 85201    5                  06/21/00           00
9740694                   01                 08/01/00           0.0000
09740694                  N                  07/01/30
0

3759066       286/286     F                  78,800.00          ZZ
                          360                76,274.24          1
                          8.6250             612.90             75
                          8.3750             612.90
SALT LAKE CITYUT 84106    1                  07/06/00           00
9733640                   05                 09/01/00           0.0000
09733640                  N                  08/01/30
0

3759185       461/461     F                  45,900.00          ZZ
                          360                44,741.76          1
                          9.7500             394.36             80
                          9.5000             394.36
PASADENA      CA 91101    1                  08/22/00           00
9023504368                01                 10/01/00           0.0000
9023504368                N                  09/01/30
0

3759580       286/286     F                  48,000.00          ZZ
                          360                46,615.08          1
                          9.3750             399.24             80
                          9.1250             399.24
INDEPENDENCE  KS 67301    1                  07/27/00           00
0003753                   05                 09/01/00           0.0000
0000003753                N                  08/01/30
0

3759598       286/286     F                  62,550.00          ZZ
                          360                60,716.65          4
                          9.5000             525.96             90
                          9.2500             525.96
VICTORIA      TX 77904    1                  04/28/00           11
0045594                   05                 06/01/00           25.0000
0000045594                N                  05/01/30
0

3759617       286/286     F                  52,000.00          ZZ
                          360                50,620.96          1
                          9.6250             441.99             80
                          9.3750             441.99
THONOTOSASSA  FL 33592    1                  07/10/00           00
0069581                   27                 09/01/00           0.0000
0000069581                O                  08/01/30
0

3759637       286/286     F                  54,000.00          ZZ
                          360                52,235.02          4
                          9.7500             463.95             90
                          9.5000             463.95
ST LOUIS      MO 63110    1                  07/28/00           14
0080957                   05                 09/01/00           25.0000
0000080957                N                  08/01/30
0

3759677       286/286     F                  68,400.00          ZZ
                          360                66,670.37          4
                          9.8750             593.96             90
                          9.6250             593.96
WILLIAMSPORT  PA 17701    1                  07/28/00           12
0115899                   05                 09/01/00           25.0000
0000115899                N                  08/01/30
0

3759681       286/286     F                  32,000.00          ZZ
                          360                31,171.22          1
                          9.7500             274.93             64
                          9.5000             274.93
ROCKFORD      IL 61109    5                  07/28/00           00
0118055                   05                 09/01/00           0.0000
0000118055                N                  08/01/30
0

3759684       286/286     F                  84,000.00          ZZ
                          360                81,723.09          2
                          9.3750             698.67             67
                          9.1250             698.67
LAKEWOOD      OH 44107    5                  08/03/00           00
0119397                   05                 10/01/00           0.0000
0000119397                N                  09/01/30
0

3759691       286/286     F                  72,000.00          ZZ
                          360                70,179.42          4
                          9.8750             625.22             90
                          9.6250             625.22
ST LOUIS      MO 63118    1                  07/24/00           11
0132245                   05                 09/01/00           25.0000
0000132245                N                  08/01/30
0

3759692       286/286     F                  60,000.00          ZZ
                          360                58,483.16          1
                          9.8750             521.01             48
                          9.6250             521.01
PRAIRIE VILLAGKS 66208    5                  07/31/00           00
0132252                   05                 09/01/00           0.0000
0000132252                N                  08/01/30
0

3761390       E22/G02     F                  88,000.00          ZZ
                          360                85,556.02          1
                          9.2500             723.95             80
                          9.0000             723.95
STATHAM       GA 30666    5                  08/29/00           00
0412107252                27                 10/01/00           0.0000
0412107252                O                  09/01/30
0

3761399       E22/G02     F                  113,300.00         ZZ
                          360                110,576.92         4
                          10.0000            994.29             90
                          9.7500             994.29
DAYTON        OH 45424    1                  09/05/00           01
0412123127                05                 10/01/00           25.0000
0412123127                N                  09/01/30
0

3763148       956/G02     F                  159,500.00         ZZ
                          360                154,837.59         1
                          9.2500             1312.17            71
                          9.0000             1312.17
SALEM         SC 29676    1                  06/23/00           00
0432292597                03                 08/01/00           0.0000
1210060013                O                  07/01/30
0

3764768       E22/G02     F                  112,550.00         ZZ
                          360                109,561.02         1
                          9.8750             977.33             95
                          9.6250             977.33
LAPLACE       LA 70068    1                  09/06/00           01
0412041311                05                 10/01/00           30.0000
0412041311                O                  09/01/30
0

3765729       286/286     F                  57,870.00          ZZ
                          360                56,370.44          1
                          9.7500             497.19             90
                          9.5000             497.19
CARROLLTON    GA 30117    1                  08/01/00           01
9750208                   05                 09/01/00           25.0000
09750208                  N                  08/01/30
0

3766396       K15/G02     F                  87,900.00          ZZ
                          360                85,741.19          2
                          9.7500             755.20             80
                          9.5000             755.20
SYRACUSE      NY 13207    5                  09/14/00           00
0432295673                05                 11/01/00           0.0000
029505301939              O                  10/01/30
0

3768187       T08/G02     F                  40,950.00          ZZ
                          360                39,910.09          1
                          9.7500             351.82             90
                          9.5000             351.82
OCALA         FL 34470    1                  08/18/00           01
0432330611                05                 10/01/00           25.0000
11190076                  N                  09/01/30
0

3768304       T08/G02     F                  49,950.00          ZZ
                          360                47,784.30          1
                          9.7500             429.15             90
                          9.5000             429.15
OCALA         FL 34479    1                  08/17/00           10
0432330579                05                 10/01/00           25.0000
11190075                  N                  09/01/30
0

3771453       637/G02     F                  26,000.00          ZZ
                          360                25,268.47          1
                          9.7500             223.38             64
                          9.5000             223.38
PITTSBURGH    PA 15224    2                  08/16/00           00
0432258739                05                 10/01/00           0.0000
0014567242                O                  09/01/30
0

3774707       G13/G02     F                  100,000.00         ZZ
                          360                97,654.36          3
                          10.1250            886.82             80
                          9.8750             886.82
TAMPA         FL 33602    1                  08/24/00           00
0432356616                05                 10/01/00           0.0000
12157                     N                  09/01/30
0

3775407       K15/G02     F                  67,900.00          ZZ
                          360                66,232.28          1
                          9.7500             583.37             80
                          9.5000             583.37
SAVANNAH      GA 31405    5                  09/14/00           00
0432295905                01                 11/01/00           0.0000
015705300747              O                  10/01/30
0

3777922       E22/G02     F                  73,600.00          ZZ
                          360                71,743.39          1
                          9.7500             632.34             80
                          9.5000             632.34
WAYNESVILLE   NC 28786    5                  09/05/00           00
0412020612                27                 10/01/00           0.0000
0412020612                O                  09/01/30
0

3777941       E22/G02     F                  33,600.00          ZZ
                          360                32,814.12          2
                          10.0000            294.86             70
                          9.7500             294.86
GRAND RAPIDS  MI 49506    5                  09/11/00           00
0412110926                05                 11/01/00           0.0000
0412110926                N                  10/01/30
0

3777955       E22/G02     F                  104,000.00         ZZ
                          360                98,510.24          1
                          9.3750             865.02             80
                          9.1250             865.02
DALLAS        TX 75287    5                  09/06/00           00
0412126583                05                 11/01/00           0.0000
0412126583                O                  10/01/30
0

3779577       637/G02     F                  22,400.00          ZZ
                          360                21,849.42          2
                          9.7500             192.46             70
                          9.5000             192.46
ROCKDALE      TX 76567    1                  09/20/00           00
0432325926                05                 11/01/00           0.0000
0021709571                N                  10/01/30
0

3782278       E22/G02     F                  50,850.00          ZZ
                          360                46,397.23          1
                          9.6250             432.22             90
                          9.3750             432.22
COUNCIL BLUFFSIA 51503    1                  08/31/00           01
0412103012                05                 10/01/00           25.0000
0412103012                O                  09/01/30
0

3782282       E22/G02     F                  136,000.00         ZZ
                          360                132,234.96         1
                          9.1250             1106.54            80
                          8.8750             1106.54
CANANDAIGUA   NY 14424    1                  09/12/00           00
0412116584                05                 11/01/00           0.0000
0412116584                O                  10/01/30
0

3782411       S48/S48     F                  461,250.00         ZZ
                          360                445,109.66         1
                          8.6250             3587.56            75
                          8.3750             3587.56
HENDERSON     NV 89014    1                  07/18/00           00
6532588610                03                 09/01/00           0.0000
6532588610                O                  08/01/30
0

3783011       286/286     F                  92,600.00          ZZ
                          360                89,963.26          1
                          9.8750             804.10             90
                          9.6250             804.10
AURORA        IN 47001    1                  08/17/00           12
0067377                   05                 10/01/00           25.0000
0000067377                N                  09/01/30
0

3783036       286/286     F                  33,200.00          ZZ
                          360                32,210.24          1
                          8.8750             264.16             80
                          8.6250             264.16
AKRON         OH 44305    5                  08/18/00           00
0118818                   05                 10/01/00           0.0000
0000118818                N                  09/01/30
0

3783040       286/286     F                  36,000.00          ZZ
                          360                34,951.77          1
                          9.0000             289.67             90
                          8.7500             289.67
NORTH CHARLESTSC 29406    1                  08/10/00           12
0122068                   05                 10/01/00           25.0000
0000122068                N                  09/01/30
0

3783045       286/286     F                  39,500.00          ZZ
                          360                38,503.40          1
                          9.7500             339.37             80
                          9.5000             339.37
WASHINGTON    DC 20009    1                  08/21/00           00
0126600                   06                 10/01/00           0.0000
0000126600                N                  09/01/30
0

3783054       286/286     F                  29,600.00          ZZ
                          360                28,701.30          2
                          9.7500             254.31             80
                          9.5000             254.31
ST LOUIS      MO 63115    5                  08/22/00           00
0132874                   05                 10/01/00           0.0000
0000132874                O                  09/01/30
0

3785377       950/G02     F                  117,750.00         ZZ
                          360                114,564.51         1
                          9.2500             968.70             75
                          9.0000             968.70
ANACORTES     WA 98221    5                  09/19/00           00
0432329423                05                 11/01/00           0.0000
E4008060                  N                  10/01/30
0

3785648       F60/G02     F                  100,000.00         ZZ
                          360                87,555.30          2
                          9.7500             859.15             80
                          9.5000             859.15
MERAUX        LA 70075    1                  09/19/00           00
0432300002                05                 11/01/00           0.0000
445668                    N                  10/01/30
0

3787972       U05/G02     F                  400,000.00         ZZ
                          360                387,970.31         1
                          8.7500             3146.80            77
                          8.5000             3146.80
ISLAMORADA    FL 33036    1                  09/29/00           00
0432359438                05                 11/01/00           0.0000
3067907                   N                  10/01/30
0

3792700       J40/G02     F                  71,250.00          ZZ
                          360                69,081.81          1
                          8.6250             554.18             75
                          8.3750             554.18
CITRONELLE    AL 36522    5                  09/18/00           00
0432314565                05                 11/01/00           0.0000
7677558                   O                  10/01/30
0

3792854       T44/G02     F                  200,000.00         ZZ
                          360                194,055.96         1
                          8.7500             1573.40            80
                          8.5000             1573.40
BOULDER CITY  NV 89005    5                  09/21/00           00
0432301893                05                 11/01/00           0.0000
9077561                   O                  10/01/30
0

3794781       G52/G02     F                  84,000.00          ZZ
                          360                81,421.54          1
                          8.7500             660.83             80
                          8.5000             660.83
TUCSON        AZ 85742    1                  09/12/00           00
0432307114                03                 11/01/00           0.0000
97003380                  O                  10/01/30
0

3794808       526/686     F                  65,700.00          ZZ
                          360                63,594.12          1
                          8.6250             511.01             90
                          8.3750             511.01
KAILUA        HI 96734    2                  07/31/00           12
6104110728                01                 09/01/00           25.0000
0411072                   O                  08/01/30
0

3794819       526/686     F                  64,800.00          ZZ
                          360                63,039.80          3
                          9.3750             538.98             90
                          9.1250             538.98
PHOENIX       AZ 85006    1                  08/07/00           12
6104122004                05                 10/01/00           25.0000
0412200                   N                  09/01/30
0

3794842       526/686     F                  121,600.00         ZZ
                          360                117,801.82         1
                          8.6250             945.79             95
                          8.3750             945.79
WEATHERFORD   TX 76086    1                  08/03/00           12
6104133803                05                 10/01/00           30.0000
0413380                   O                  09/01/30
0

3794844       526/686     F                  110,500.00         ZZ
                          360                107,275.78         1
                          9.1250             899.07             55
                          8.8750             899.07
NEWPORT       OR 97365    5                  07/31/00           00
6104134165                05                 09/01/00           0.0000
0413416                   O                  08/01/30
0

3794869       526/686     F                  350,000.00         ZZ
                          360                331,829.77         1
                          9.0000             2816.18            75
                          8.7500             2816.18
ATLANTA       GA 30327    5                  08/01/00           00
6104145690                05                 09/01/00           0.0000
0414569                   O                  08/01/30
0

3794880       526/686     F                  52,000.00          ZZ
                          360                50,470.34          1
                          9.5000             437.24             80
                          9.2500             437.24
ALFORD        FL 32420    1                  08/28/00           00
6104148173                05                 10/01/00           0.0000
0414817                   N                  09/01/30
0

3794893       526/686     F                  77,850.00          ZZ
                          360                75,293.06          1
                          8.7500             612.45             90
                          8.5000             612.45
SATELLITE BEACFL 32937    1                  07/27/00           12
6104150906                05                 09/01/00           25.0000
0415090                   N                  08/01/30
0

3794898       526/686     F                  118,500.00         ZZ
                          360                114,908.12         1
                          8.8750             942.84             75
                          8.6250             942.84
GRESHAM       OR 97030    5                  08/04/00           00
6104151912                05                 10/01/00           0.0000
0415191                   O                  09/01/30
0

3794913       526/686     F                  100,000.00         ZZ
                          360                97,150.51          1
                          9.2500             822.68             75
                          9.0000             822.68
ACWORTH       GA 30102    2                  07/28/00           00
6104154239                05                 09/01/00           0.0000
0415423                   O                  08/01/30
0

3794917       526/686     F                  105,750.00         ZZ
                          360                102,217.25         4
                          8.7500             831.94             75
                          8.5000             831.94
ONTARIO       CA 91764    1                  07/28/00           00
6104155764                05                 10/01/00           0.0000
0415576                   N                  09/01/30
0

3794994       526/686     F                  91,800.00          ZZ
                          360                87,815.40          1
                          9.0000             738.65             88
                          8.7500             738.65
PHOENIX       AZ 85013    1                  08/14/00           01
6104167538                05                 10/01/00           25.0000
0416753                   N                  09/01/30
0

3795035       526/686     F                  46,350.00          ZZ
                          360                45,063.33          1
                          9.2500             381.31             90
                          9.0000             381.31
INDIANAPOLIS  IN 46226    1                  08/11/00           12
6104176562                05                 10/01/00           25.0000
0417656                   N                  09/01/30
0

3795046       526/T18     F                  192,000.00         ZZ
                          360                186,076.01         1
                          8.7500             1510.47            80
                          8.5000             1510.47
MANSFIELD TOWNNJ 07865    1                  08/18/00           00
11720562                  05                 10/01/00           0.0000
0417984                   O                  09/01/30
0

3795095       526/686     F                  132,950.00         ZZ
                          360                128,391.42         1
                          8.2500             998.81             90
                          8.0000             998.81
PONTE VEDRA BEFL 32082    1                  08/25/00           12
6104192726                03                 10/01/00           25.0000
0419272                   O                  09/01/30
0

3796254       E22/G02     F                  70,850.00          T
                          360                68,980.19          1
                          9.3750             589.29             75
                          9.1250             589.29
SOUTH PADRE ISTX 78597    1                  09/13/00           00
0412113771                21                 11/01/00           0.0000
0412113771                O                  10/01/30
0

3797465       664/G02     F                  57,200.00          ZZ
                          360                55,795.07          1
                          9.7500             491.44             68
                          9.5000             491.44
GREENSBORO    NC 27401    5                  09/19/00           00
0432334449                05                 11/01/00           0.0000
170494490                 O                  10/01/30
0

3798662       936/G02     F                  50,000.00          ZZ
                          360                46,150.62          1
                          8.8750             397.83             48
                          8.6250             397.83
CARTERSVILLE  GA 30120    5                  08/17/00           00
0432308096                05                 10/01/00           0.0000
177842997310              O                  09/01/30
0

3799381       076/076     F                  230,800.00         ZZ
                          360                221,740.77         1
                          8.1250             1713.68            80
                          7.8750             1713.68
BOLIVAR       MO 65613    2                  09/01/00           00
17072599                  05                 10/01/00           0.0000
7072599                   O                  09/01/30
0

3800827       E22/G02     F                  44,800.00          ZZ
                          360                43,512.33          1
                          9.8750             389.02             80
                          9.6250             389.02
SPOKANE       WA 99205    5                  09/08/00           00
0412093239                05                 11/01/00           0.0000
0412093239                N                  10/01/30
0

3809786       601/G02     F                  110,000.00         ZZ
                          360                106,417.70         1
                          8.8750             875.21             88
                          8.6250             875.21
GARNER        NC 27529    2                  08/18/00           11
0432297885                05                 10/01/00           25.0000
60229796                  O                  09/01/30
0

3809943       E22/G01     F                  71,150.00          ZZ
                          360                69,450.86          1
                          10.1250            630.97             95
                          9.6250             630.97
DENTON        TX 76205    1                  09/20/00           23
0412139784                05                 11/01/00           0.0000
0412139784                N                  10/01/30
0

3814618       601/G02     F                  75,000.00          ZZ
                          360                72,581.34          1
                          9.0000             603.47             73
                          8.7500             603.47
MARIETTA      GA 30067    2                  07/19/00           00
0432297984                05                 09/01/00           0.0000
60225109                  N                  08/01/30
0

3814780       K15/G01     F                  93,000.00          ZZ
                          360                90,011.99          1
                          9.6250             790.49             100
                          9.3750             790.49
WAXAHACHIE    TX 75165    1                  08/08/00           23
0432312908                05                 10/01/00           0.0000
3059320                   O                  09/01/30
0

3815470       P48/G02     F                  49,050.00          ZZ
                          360                47,710.67          2
                          9.9900             430.09             90
                          9.7400             430.09
DULUTH        MN 55812    1                  09/25/00           04
0432306652                05                 11/01/00           25.0000
2890FS                    N                  10/01/30
0

3817069       E45/G02     F                  106,400.00         ZZ
                          360                102,902.52         3
                          8.8750             846.57             90
                          8.6250             846.57
VALRICO       FL 33594    1                  09/29/00           04
0432308377                05                 11/01/00           25.0000
95363                     N                  10/01/30
0

3818571       E22/G02     F                  36,850.00          ZZ
                          360                35,944.96          1
                          9.7500             316.60             80
                          9.5000             316.60
NEW PORT RICHEFL 34652    1                  09/22/00           00
0412143638                05                 11/01/00           0.0000
0412143638                N                  10/01/30
0

3818658       637/G02     F                  45,600.00          ZZ
                          360                44,307.15          2
                          9.0000             366.91             80
                          8.7500             366.91
TAMPA         FL 33617    1                  09/28/00           00
0432352490                05                 11/01/00           0.0000
0019113703                O                  10/01/30
0

3826795       T86/G02     F                  220,500.00         ZZ
                          360                214,844.92         1
                          9.8750             1914.71            90
                          9.6250             1914.71
UNIONDALE     NY 11553    1                  09/21/00           04
0432338994                05                 11/01/00           25.0000
0297                      N                  10/01/30
0

3827560       E22/G02     F                  178,000.00         ZZ
                          360                172,324.51         1
                          8.8750             1416.25            89
                          8.6250             1416.25
TIJERAS       NM 87059    2                  09/21/00           01
0412136624                05                 11/01/00           25.0000
0412136624                O                  10/01/30
0

3828696       405/943     F                  330,000.00         ZZ
                          360                318,281.91         1
                          8.2500             2479.18            75
                          7.7500             2479.18
SIMI VALLEY   CA 93063    5                  09/08/00           00
1685944                   05                 11/01/00           0.0000
16859449                  O                  10/01/30
0

3830227       405/943     F                  350,000.00         ZZ
                          360                336,730.52         1
                          8.5000             2691.20            76
                          8.2500             2691.20
SIERRA MADRE  CA 91024    5                  08/25/00           00
1679432                   05                 10/01/00           0.0000
16794323                  O                  09/01/30
0

3835307       E22/G02     F                  105,400.00         ZZ
                          360                101,003.37         1
                          8.8750             838.61             90
                          8.6250             838.61
LITTLE ELM    TX 75068    1                  09/28/00           01
0412138604                05                 11/01/00           25.0000
0412138604                O                  10/01/30
0

3835342       E22/G02     F                  26,400.00          ZZ
                          360                25,698.10          1
                          9.5000             221.99             80
                          9.2500             221.99
SAN ANTONIO   TX 78242    1                  09/27/00           00
0412163479                05                 11/01/00           0.0000
0412163479                N                  10/01/30
0

3837702       253/253     F                  117,500.00         ZZ
                          360                109,672.17         4
                          8.7500             924.38             77
                          8.5000             924.38
ALBUQUERQUE   NM 87123    2                  09/21/00           00
957060                    05                 11/01/00           0.0000
957060                    N                  10/01/30
0

3838990       076/076     F                  91,000.00          ZZ
                          360                87,950.88          1
                          8.2500             683.65             80
                          8.0000             683.65
MURFREESBORO  TN 37128    2                  08/31/00           00
17098602                  05                 10/01/00           0.0000
7098602                   N                  09/01/30
0

3840164       E22/G02     F                  342,400.00         ZZ
                          360                332,460.63         1
                          8.8750             2724.29            80
                          8.6250             2724.29
ROCKWALL      TX 75087    1                  09/22/00           00
0412130460                05                 11/01/00           0.0000
0412130460                O                  10/01/30
0

3840189       E22/G02     F                  178,200.00         ZZ
                          360                172,490.77         4
                          9.8750             1547.40            90
                          9.6250             1547.40
HOUSTON       TX 77004    1                  09/29/00           10
0412148686                05                 11/01/00           25.0000
0412148686                N                  10/01/30
0

3840198       E22/G01     F                  76,400.00          ZZ
                          360                74,655.64          1
                          10.1250            677.53             100
                          9.8750             677.53
KANSAS CITY   MO 64138    1                  09/29/00           23
0412151326                05                 11/01/00           0.0000
0412151326                O                  10/01/30
0

3840216       E22/G01     F                  126,900.00         ZZ
                          360                123,930.89         1
                          10.0000            1113.64            100
                          9.7500             1113.64
DECATUR       AL 35601    1                  09/29/00           23
0412155541                05                 11/01/00           0.0000
0412155541                O                  10/01/30
0

3840256       E22/G01     F                  39,900.00          ZZ
                          360                38,989.06          1
                          10.1250            353.84             95
                          9.6250             353.84
DELRAY BEACH  FL 33444    1                  09/29/00           23
0412168510                05                 11/01/00           0.0000
0412168510                N                  10/01/30
0

3841001       168/168     F                  55,000.00          ZZ
                          360                53,569.64          2
                          9.5000             462.47             85
                          9.2500             462.47
ROCHESTER     NY 14619    5                  09/22/00           04
1863851                   05                 11/01/00           20.0000
0189638516                N                  10/01/30
0

3842070       E82/G02     F                  112,000.00         ZZ
                          360                108,107.08         1
                          8.6250             871.12             80
                          8.3750             871.12
CLEBURNE      TX 76031    1                  09/30/00           00
0400316931                05                 11/01/00           0.0000
0400316931                O                  10/01/30
0

3843816       168/168     F                  94,400.00          ZZ
                          360                91,704.56          1
                          9.0000             759.56             80
                          8.7500             759.56
EVANS         NY 14006    1                  09/25/00           00
1852340                   05                 11/01/00           0.0000
0189523409                O                  10/01/30
0

3844390       U59/G02     F                  40,600.00          ZZ
                          360                39,578.28          1
                          9.6250             345.10             70
                          9.3750             345.10
NIAGARA FALLS NY 14301    5                  10/19/00           00
0432380293                05                 11/19/00           0.0000
800587044                 N                  10/19/30
0

3851411       637/G02     F                  175,000.00         T
                          360                169,765.83         1
                          8.8750             1392.38            78
                          8.6250             1392.38
PETAL         MS 39465    2                  10/13/00           00
0432379857                05                 12/01/00           0.0000
0017689852                O                  11/01/30
0

3854823       N74/G02     F                  49,595.00          ZZ
                          360                48,172.65          2
                          9.0000             399.05             77
                          8.7500             399.05
LITTLE ROCK   AR 72202    5                  10/06/00           00
0432366144                05                 12/01/00           0.0000
0024280010                O                  11/01/30
0

3854885       E22/G01     F                  99,900.00          ZZ
                          360                97,424.89          1
                          9.8750             867.48             100
                          9.3750             867.48
SALEM         OR 97631    1                  09/26/00           23
0412141848                05                 11/01/00           0.0000
0412141848                O                  10/01/30
0

3865246       E82/G02     F                  40,950.00          ZZ
                          360                39,846.15          1
                          9.6250             348.07             90
                          9.3750             348.07
NEW ALBANY    IN 47150    1                  10/06/00           04
0400328456                05                 12/01/00           25.0000
0400328456                N                  11/01/30
0

3868212       E76/G02     F                  500,200.00         ZZ
                          360                484,619.44         1
                          8.5000             3846.11            75
                          8.2500             3846.11
ALLEN         TX 75013    1                  09/29/00           00
0432324499                05                 11/01/00           0.0000
10001905                  O                  10/01/30
0

3868708       637/G02     F                  97,900.00          ZZ
                          360                95,133.33          1
                          8.8750             778.94             79
                          8.6250             778.94
OLIVE BRANCH  MS 38654    2                  10/11/00           00
0432491744                05                 12/01/00           0.0000
0019102136                N                  11/01/30
0

3868737       637/G02     F                  99,900.00          ZZ
                          360                97,076.96          1
                          8.8750             794.85             79
                          8.6250             794.85
OLIVE BRANCH  MS 38654    2                  10/11/00           00
0432386738                05                 12/01/00           0.0000
0019102144                N                  11/01/30
0

3871923       637/G02     F                  112,500.00         ZZ
                          360                109,745.67         3
                          9.6250             956.24             90
                          9.3750             956.24
LOMPOC        CA 93436    1                  10/16/00           14
0432386126                05                 12/01/00           25.0000
0015450356                N                  11/01/30
0

3872734       637/G02     F                  125,000.00         ZZ
                          360                121,637.80         2
                          9.3750             1039.69            79
                          9.1250             1039.69
AUSTIN        TX 78704    5                  09/20/00           00
0432325942                05                 11/01/00           0.0000
0021710371                N                  10/01/30
0

3872861       E82/G01     F                  118,900.00         ZZ
                          360                116,242.37         1
                          10.1250            1054.43            100
                          9.8750             1054.43
OZARK         MO 65721    1                  10/06/00           00
0400326419                05                 12/01/00           0.0000
0400326419                O                  11/01/30
0

3876186       737/G02     F                  116,750.00         ZZ
                          360                113,678.26         1
                          9.2500             960.47             95
                          9.0000             960.47
MARIETTA      GA 30008    1                  10/18/00           14
0432372654                05                 12/01/00           30.0000
2001716                   O                  11/01/30
0

3876604       E22/G02     F                  51,200.00          ZZ
                          360                49,645.79          3
                          9.5000             430.52             95
                          9.2500             430.52
BRADFORD      VT 05033    1                  10/11/00           10
0412150872                05                 12/01/00           30.0000
0412150872                O                  11/01/30
0

3876630       E22/G02     F                  110,700.00         ZZ
                          360                105,242.48         1
                          9.2500             910.70             90
                          9.0000             910.70
WENATCHEE     WA 98801    1                  10/06/00           01
0412177719                05                 12/01/00           25.0000
0412177719                N                  11/01/30
0

3876632       E22/G02     F                  81,900.00          ZZ
                          360                79,714.35          3
                          9.5000             688.66             90
                          9.2500             688.66
PUEBLO        CO 81004    1                  10/11/00           10
0412181117                05                 12/01/00           25.0000
0412181117                N                  11/01/30
0

3885555       286/286     F                  39,150.00          ZZ
                          360                37,774.03          2
                          9.5000             329.19             90
                          9.2500             329.19
QUINCY        IL 62301    1                  09/28/00           10
9762490                   05                 11/01/00           25.0000
09762490                  N                  10/01/30
0

3888184       T44/G02     F                  71,200.00          ZZ
                          360                68,941.78          1
                          8.3750             541.17             80
                          8.1250             541.17
MOUNT AIRY    NC 27030    1                  10/20/00           00
0432380145                05                 12/01/00           0.0000
338BAVA                   O                  11/01/30
0

3888448       286/286     F                  49,500.00          ZZ
                          360                48,048.71          3
                          9.6250             420.74             90
                          9.3750             420.74
LANCASTER     PA 17603    1                  08/30/00           04
9755713                   05                 10/01/00           25.0000
9755713                   N                  09/01/30
0

3889184       286/286     F                  115,000.00         ZZ
                          360                111,407.72         1
                          8.6250             894.46             80
                          8.3750             894.46
ORLANDO       FL 32810    5                  08/31/00           00
9758631                   05                 10/01/00           0.0000
9758631                   O                  09/01/30
0

3890050       286/286     F                  260,000.00         ZZ
                          360                247,227.76         1
                          9.0000             2092.02            80
                          8.7500             2092.02
RIVERSIDE     CA 92506    5                  09/13/00           00
9763710                   05                 11/01/00           0.0000
9763710                   O                  10/01/30
0

3890823       E22/G02     F                  113,200.00         ZZ
                          360                108,841.65         1
                          8.7500             890.54             76
                          8.5000             890.54
WINLOCK       WA 98596    2                  10/02/00           00
0412104697                27                 12/01/00           0.0000
0412104697                O                  11/01/30
0

3890846       E22/G02     F                  37,200.00          ZZ
                          360                36,332.12          2
                          9.8750             323.03             80
                          9.6250             323.03
SAN MARCOS    TX 78666    1                  10/12/00           00
0412166944                05                 12/01/00           0.0000
0412166944                O                  11/01/30
0

3893396       944/G02     F                  103,500.00         ZZ
                          360                100,165.68         1
                          8.7500             814.24             75
                          8.5000             814.24
PUYALLUP      WA 98373    5                  10/20/00           00
0432380137                05                 12/01/00           0.0000
88000322                  O                  11/01/30
0

3895781       E22/G02     F                  71,600.00          ZZ
                          360                69,804.35          1
                          9.5000             602.05             80
                          9.2500             602.05
TWAIN HARTE   CA 95383    1                  10/12/00           00
0412186546                09                 12/01/00           0.0000
0412186546                N                  11/01/30
0

3895783       E22/G01     F                  56,000.00          ZZ
                          360                54,932.28          2
                          11.0000            533.30             100
                          10.7500            533.30
PASCAGOULA    MS 39567    1                  10/17/00           23
0412189631                05                 12/01/00           0.0000
0412189631                O                  11/01/30
0

3902530       168/168     F                  165,750.00         ZZ
                          360                160,926.01         1
                          8.8750             1318.78            77
                          8.6250             1318.78
WHEATFIELD    NY 14120    1                  10/11/00           00
2454312                   05                 12/01/00           0.0000
0249543125                O                  11/01/30
0

3904769       E22/G01     F                  21,850.00          ZZ
                          360                21,357.67          1
                          10.1250            193.77             95
                          9.8750             193.77
ROCHESTER     NY 14611    1                  10/19/00           23
0412141228                05                 12/01/00           0.0000
0412141228                N                  11/01/30
0

3904775       E22/G02     F                  18,050.00          E
                          360                17,599.48          1
                          9.8750             156.74             95
                          9.6250             156.74
ERIE          PA 16503    1                  10/19/00           01
0412163321                05                 12/01/00           30.0000
0412163321                N                  11/01/30
0

3904782       E22/G02     F                  118,500.00         ZZ
                          360                115,306.44         4
                          9.1250             964.16             75
                          8.8750             964.16
ALBUQUERQUE   NM 87112    1                  10/16/00           00
0412176307                05                 12/01/00           0.0000
0412176307                N                  11/01/30
0

3908004       E22/G02     F                  47,500.00          ZZ
                          360                45,752.84          1
                          8.6250             369.45             95
                          8.3750             369.45
GARLAND       TX 75043    1                  10/17/00           04
0412191256                01                 12/01/00           30.0000
0412191256                O                  11/01/30
0

3909962       E22/G02     F                  52,000.00          ZZ
                          360                50,575.91          1
                          9.1250             423.09             79
                          8.8750             423.09
HOUSTON       TX 77009    5                  10/16/00           00
0412166449                05                 12/01/00           0.0000
0412166449                O                  11/01/30
0

3909973       E22/G02     F                  42,000.00          ZZ
                          360                40,901.81          1
                          9.3750             349.33             75
                          9.1250             349.33
OKLAHOMA CITY OK 73119    5                  10/16/00           00
0412179764                05                 12/01/00           0.0000
0412179764                O                  11/01/30
0

3910516       758/G02     F                  92,700.00          ZZ
                          360                89,814.79          1
                          8.5000             712.78             80
                          8.2500             712.78
PEARLAND      TX 77584    1                  10/11/00           00
0432371839                03                 12/01/00           0.0000
450248870                 O                  11/01/30
0

3915047       E22/G02     F                  55,350.00          ZZ
                          360                53,566.79          1
                          8.2500             415.83             90
                          8.0000             415.83
FORD CITY     PA 16226    2                  10/17/00           10
0412133910                05                 12/01/00           25.0000
0412133910                O                  11/01/30
0

3915081       E22/G02     F                  44,100.00          ZZ
                          360                42,939.62          1
                          9.2500             362.80             90
                          9.0000             362.80
BUTTE         MT 59701    5                  10/16/00           04
0412184244                05                 12/01/00           25.0000
0412184244                O                  11/01/30
0

3915097       E22/G02     F                  45,000.00          ZZ
                          360                43,866.85          1
                          9.5000             378.38             76
                          9.2500             378.38
GULFPORT      MS 39501    5                  10/18/00           00
0412191488                05                 12/01/00           0.0000
0412191488                O                  11/01/30
0

3915104       E22/G02     F                  55,100.00          ZZ
                          360                53,650.41          1
                          9.2500             453.29             95
                          9.0000             453.29
LAWTON        OK 73505    2                  10/17/00           01
0412193559                05                 12/01/00           30.0000
0412193559                O                  11/01/30
0

3921368       E22/G02     F                  108,000.00         ZZ
                          360                105,245.43         2
                          9.5000             908.12             80
                          9.2500             908.12
SARASOTA      FL 34231    2                  10/24/00           00
0412058349                05                 12/01/00           0.0000
0412058349                N                  11/01/30
0

3921381       E22/G02     F                  90,000.00          ZZ
                          360                87,796.66          3
                          9.6250             764.99             80
                          9.3750             764.99
TRENTON       NJ 08611    1                  10/24/00           00
0412171209                05                 12/01/00           0.0000
0412171209                N                  11/01/30
0

3921383       E22/G02     F                  57,600.00          ZZ
                          360                52,308.47          1
                          8.8750             458.29             80
                          8.6250             458.29
CARO          MI 48723    5                  10/16/00           00
0412171878                05                 12/01/00           0.0000
0412171878                O                  11/01/30
0

3921397       E22/G01     F                  56,900.00          ZZ
                          360                55,432.08          1
                          10.0000            499.34             95
                          9.5000             499.34
DENTON        TX 76205    1                  10/24/00           23
0412186298                05                 12/01/00           0.0000
0412186298                N                  11/01/30
0

3921400       E22/G02     F                  95,000.00          ZZ
                          360                92,308.98          1
                          8.8750             755.86             80
                          8.6250             755.86
GREAT FALLS   MT 59404    5                  10/19/00           00
0412192494                05                 12/01/00           0.0000
0412192494                O                  11/01/30
0

3925917       E22/G02     F                  345,000.00         ZZ
                          360                333,711.11         1
                          8.3750             2622.25            78
                          8.1250             2622.25
DECATUR       TX 76234    2                  10/20/00           00
0412201949                05                 12/01/00           0.0000
0412201949                O                  11/01/30
0

3926770       E82/G02     F                  117,600.00         ZZ
                          360                114,116.27         1
                          8.6250             914.68             80
                          8.3750             914.68
SPRINGFIELD   MO 65804    1                  10/25/00           00
0400319034                05                 12/01/00           0.0000
0400319034                O                  11/01/30
0

3934935       E22/G02     F                  95,150.00          ZZ
                          360                92,414.54          1
                          8.8750             757.06             78
                          8.6250             757.06
UNIVERSIAL CITTX 78148    5                  10/20/00           00
0412151821                05                 12/01/00           0.0000
0412151821                O                  11/01/30
0

3940550       526/686     F                  58,410.00          ZZ
                          360                55,256.71          1
                          9.0000             469.98             90
                          8.7500             469.98
GREENSBORO    IN 47344    1                  09/01/00           12
6104215139                05                 10/01/00           25.0000
0421513                   N                  09/01/30
0

3940594       526/686     F                  169,685.00         ZZ
                          360                165,303.27         1
                          9.5000             1426.80            75
                          9.2500             1426.80
LAKE IN THE HIIL 60102    1                  09/20/00           00
6104229429                05                 11/01/00           0.0000
0422942                   O                  10/01/30
0

3940597       526/686     F                  165,000.00         ZZ
                          360                160,477.62         1
                          9.2500             1357.41            75
                          9.0000             1357.41
TINLEY PARK   IL 60477    5                  09/22/00           00
6104115859                05                 11/01/00           0.0000
0411585                   O                  10/01/30
0

3940598       526/686     F                  140,000.00         ZZ
                          360                134,950.29         1
                          8.6250             1088.91            80
                          8.3750             1088.91
CASA GRANDE   AZ 85222    1                  08/28/00           00
6104134553                03                 10/01/00           0.0000
0413455                   O                  09/01/30
0

3940605       526/686     F                  107,900.00         ZZ
                          360                105,051.86         1
                          9.3750             897.46             90
                          9.1250             897.46
PHOENIX       AZ 85015    1                  09/08/00           12
6104160475                05                 11/01/00           25.0000
0416047                   N                  10/01/30
0

3940606       526/686     F                  107,900.00         ZZ
                          360                105,051.83         1
                          9.3750             897.46             90
                          9.1250             897.46
PHOENIX       AZ 85015    1                  09/08/00           12
6104160590                05                 11/01/00           25.0000
0416059                   N                  10/01/30
0

3940614       526/686     F                  93,886.00          ZZ
                          360                91,021.39          1
                          8.7500             738.60             80
                          8.5000             738.60
MARION        IN 46217    1                  09/01/00           00
6104166878                07                 10/01/00           0.0000
0416687                   N                  09/01/30
0

3940637       526/686     F                  233,200.00         ZZ
                          360                226,588.86         4
                          9.0000             1876.38            80
                          8.7500             1876.38
EL CAJON      CA 92020    2                  09/19/00           00
6104185076                05                 11/01/00           0.0000
0418507                   N                  10/01/30
0

3940666       526/686     F                  70,650.00          ZZ
                          360                68,646.90          1
                          9.0000             568.47             90
                          8.7500             568.47
LEESBURG      OH 45135    1                  09/15/00           12
6104195679                05                 11/01/00           25.0000
0419567                   N                  10/01/30
0

3940698       526/686     F                  89,600.00          ZZ
                          360                86,929.54          1
                          8.8750             712.90             80
                          8.6250             712.90
MESA          AZ 85204    2                  08/30/00           00
6104202830                05                 10/01/00           0.0000
0420283                   N                  09/01/30
0

3940719       526/686     F                  76,500.00          ZZ
                          360                74,279.20          2
                          8.8750             608.67             75
                          8.6250             608.67
MARIETTA      GA 30060    5                  09/30/00           00
6104207631                05                 11/01/00           0.0000
0420763                   N                  10/01/30
0

3940720       526/686     F                  76,500.00          ZZ
                          360                74,278.53          2
                          8.8750             608.67             75
                          8.6250             608.67
MARIETTA      GA 30060    5                  09/20/00           00
6104207698                05                 11/01/00           0.0000
0420769                   N                  10/01/30
0

3940721       526/686     F                  76,500.00          ZZ
                          360                74,183.11          2
                          8.8750             608.67             75
                          8.6250             608.67
MARIETTA      GA 30060    5                  09/20/00           00
6104207714                05                 11/01/00           0.0000
0420771                   N                  10/01/30
0

3940739       526/686     F                  60,712.00          ZZ
                          360                58,789.41          1
                          8.6250             472.21             75
                          8.3750             472.21
TUCSON        AZ 85712    1                  08/31/00           00
6104213498                09                 10/01/00           0.0000
0421349                   N                  09/01/30
0

3940741       526/686     F                  47,250.00          ZZ
                          360                45,152.51          1
                          8.8750             375.94             75
                          8.6250             375.94
BEAUMONT      CA 92223    1                  09/01/00           00
6104213605                05                 10/01/00           0.0000
0421360                   N                  09/01/30
0

3940786       526/686     F                  76,500.00          ZZ
                          360                74,298.72          1
                          9.2500             629.35             90
                          9.0000             629.35
CHANDLER      AZ 85225    1                  09/13/00           12
6104226433                05                 11/01/00           25.0000
0422643                   N                  10/01/30
0

3940801       526/686     F                  72,000.00          ZZ
                          360                69,570.76          2
                          8.5000             553.62             90
                          8.2500             553.62
WOODSTOCK     IL 60098    1                  09/22/00           12
6104234577                05                 11/01/00           25.0000
0423457                   N                  10/01/30
0

3940803       526/686     F                  14,900.00          ZZ
                          360                14,457.06          1
                          8.7500             117.22             75
                          8.5000             117.22
HOUSTON       TX 77099    1                  09/22/00           00
6104236002                01                 11/01/00           0.0000
0423600                   N                  10/01/30
0

3951176       286/286     F                  29,500.00          ZZ
                          360                27,746.28          1
                          9.2500             242.69             68
                          9.0000             242.69
HOUSTON       TX 77057    2                  09/12/00           00
0026413                   01                 11/01/00           0.0000
0000026413                N                  10/01/30
0

3951196       286/286     F                  55,080.00          ZZ
                          360                53,311.77          1
                          9.3750             458.13             90
                          9.1250             458.13
NEWARK        OH 43055    1                  09/19/00           12
0087380                   05                 11/01/00           25.0000
0000087380                N                  10/01/30
0

3951237       286/286     F                  64,900.00          ZZ
                          360                63,301.92          4
                          9.8750             563.56             90
                          9.6250             563.56
WILLIAMSPORT  PA 17701    1                  08/29/00           12
0126012                   05                 10/01/00           25.0000
0000126012                N                  09/01/30
0

3951248       286/286     F                  38,250.00          ZZ
                          360                37,165.52          1
                          9.0000             307.77             90
                          8.7500             307.77
NORTH CHARLESTSC 29406    1                  09/01/00           12
0129703                   05                 11/01/00           25.0000
0000129703                N                  10/01/30
0

3951261       286/286     F                  68,800.00          ZZ
                          360                63,152.51          1
                          8.6250             535.12             80
                          8.3750             535.12
MCPHERSON     KS 67460    5                  09/06/00           00
0133180                   05                 11/01/00           0.0000
0000133180                O                  10/01/30
0

3951275       286/286     F                  45,000.00          ZZ
                          360                43,368.15          1
                          9.7500             386.62             90
                          9.5000             386.62
SALEM         VA 24153    1                  09/22/00           11
0134103                   05                 11/01/00           25.0000
0000134103                O                  10/01/30
0

3951307       286/286     F                  57,200.00          ZZ
                          360                55,416.94          1
                          8.7500             450.00             80
                          8.5000             450.00
GREENTOWN     OH 44720    1                  09/20/00           00
0141280                   05                 11/01/00           0.0000
0000141280                O                  10/01/30
0

3951326       286/286     F                  21,750.00          ZZ
                          360                21,189.31          1
                          9.5000             182.89             75
                          9.2500             182.89
ROCKFORD      IL 61102    5                  09/29/00           00
0162643                   05                 11/01/00           0.0000
0000162643                N                  10/01/30
0

3951334       286/286     F                  44,100.00          ZZ
                          360                42,888.07          1
                          9.2500             362.80             90
                          9.0000             362.80
SANDUSKY      OH 44870    1                  09/20/00           11
0166038                   05                 11/01/00           25.0000
0000166038                N                  10/01/30
0

3951355       286/286     F                  62,100.00          ZZ
                          360                60,499.21          1
                          9.5000             522.18             90
                          9.2500             522.18
SICKLERVILLE  NJ 08081    1                  09/22/00           11
9619359                   03                 11/01/00           25.0000
0009619359                N                  10/01/30
0

3951360       286/286     F                  491,250.00         ZZ
                          360                478,581.96         1
                          9.7500             4220.60            75
                          9.5000             4220.60
MCDONOUGH     GA 30253    1                  09/14/00           00
9981960                   03                 11/01/00           0.0000
0009981960                N                  10/01/30
0

3958897       696/G02     F                  88,000.00          ZZ
                          360                85,571.44          1
                          9.0000             708.07             80
                          8.7500             708.07
CAPITOL HEIGHTMD 20743    5                  10/31/00           00
0432384386                05                 12/01/00           0.0000
20200052                  N                  11/01/30
0

3964790       U05/G02     F                  78,850.00          ZZ
                          360                76,887.75          1
                          9.2500             648.68             95
                          9.0000             648.68
IRMO          SC 29063    5                  11/30/00           01
0432493971                05                 02/01/01           30.0000
3081849                   O                  01/01/31
0

3970532       637/G02     F                  435,000.00         ZZ
                          360                423,039.58         1
                          8.8750             3461.06            68
                          8.6250             3461.06
SANTE FE      NM 87505    1                  11/22/00           00
0432460749                05                 01/01/01           0.0000
0017392176                O                  12/01/30
0

3987012       664/G02     F                  66,900.00          ZZ
                          360                65,187.62          1
                          9.2500             550.37             65
                          9.0000             550.37
CHICAGO       IL 60660    5                  11/17/00           00
0432501492                05                 01/01/01           0.0000
0003641990                N                  12/01/30
0

4003550       637/G02     F                  25,900.00          ZZ
                          360                24,750.32          1
                          9.6250             220.15             70
                          9.3750             220.15
PHOENIX       AZ 85033    5                  11/16/00           00
0432478337                09                 01/01/01           0.0000
0017392614                N                  12/01/30
0

4003559       A50/G02     F                  98,200.00          ZZ
                          360                95,500.16          2
                          8.8750             781.32             79
                          8.6250             781.32
PHENIX CITY   AL 36867    2                  11/20/00           00
0432461424                05                 01/01/01           0.0000
225251                    N                  12/01/30
0

4025716       J40/G02     F                  36,675.00          ZZ
                          360                35,666.78          1
                          8.8750             291.80             90
                          8.6250             291.80
PEARL         MS 39208    1                  11/30/00           10
0432478782                05                 01/01/01           25.0000
7684855                   N                  12/01/30
0

4035881       286/286     F                  103,000.00         ZZ
                          360                100,110.42         1
                          9.0000             828.77             70
                          8.7500             828.77
ABERDEEN      NJ 07735    5                  10/27/00           00
0149500                   05                 12/01/00           0.0000
149500                    O                  11/01/30
0

4037636       936/G02     F                  69,600.00          ZZ
                          360                67,633.15          1
                          8.8750             553.77             80
                          8.6250             553.77
WEBSTER       NY 14580    2                  10/13/00           00
0432457927                05                 12/01/00           0.0000
182877975575              O                  11/01/30
0

4037894       P48/G02     F                  24,300.00          ZZ
                          360                23,354.40          2
                          9.8750             211.01             90
                          9.6250             211.01
EVELETH       MN 55734    1                  11/17/00           04
0432463891                05                 01/01/01           25.0000
2981FS                    N                  12/01/30
0

4039635       E22/G02     F                  48,000.00          ZZ
                          360                46,884.62          1
                          9.7500             412.39             80
                          9.5000             412.39
SLIDELL       LA 70460    2                  11/28/00           00
0412100299                05                 01/01/01           0.0000
0412100299                N                  12/01/30
0

4039687       E22/G02     F                  416,000.00         ZZ
                          360                404,247.11         1
                          8.7500             3272.67            80
                          8.5000             3272.67
SAN JOSE      CA 95136    1                  11/17/00           00
0412243289                05                 01/01/01           0.0000
0412243289                O                  12/01/30
0

4044852       E22/G02     F                  72,400.00          ZZ
                          360                70,412.65          2
                          9.0000             582.55             90
                          8.7500             582.55
GALLUP        NM 87301    1                  11/29/00           01
0412249518                05                 01/01/01           25.0000
0412249518                O                  12/01/30
0

4046032       U59/G02     F                  28,000.00          ZZ
                          360                26,805.59          1
                          8.8750             222.79             70
                          8.6250             222.79
HILLSBORO     IL 62049    5                  12/05/00           00
0432477958                05                 01/05/01           0.0000
800654543                 N                  12/05/30
0

4053129       E22/G02     F                  92,700.00          ZZ
                          360                90,438.73          1
                          9.5000             779.47             90
                          9.2500             779.47
DETROIT       MI 48235    1                  11/30/00           04
0412234304                05                 01/01/01           30.0000
0412234304                O                  12/01/30
0

4053160       E22/G02     F                  57,750.00          ZZ
                          360                56,162.43          3
                          8.8750             459.48             80
                          8.6250             459.48
DAYTON        OH 45403    1                  11/30/00           00
0412248569                05                 01/01/01           0.0000
0412248569                N                  12/01/30
0

4058406       E22/G02     F                  54,400.00          ZZ
                          360                53,051.41          1
                          9.6250             462.39             80
                          9.3750             462.39
INDIANAPOLIS  IN 46241    5                  12/01/00           00
0412255820                05                 01/01/01           0.0000
0412255820                N                  12/01/30
0

4058407       E22/G02     F                  44,000.00          ZZ
                          360                42,957.84          1
                          9.8750             382.07             80
                          9.6250             382.07
INDIANAPOLIS  IN 46241    5                  12/01/00           00
0412255838                05                 01/01/01           0.0000
0412255838                N                  12/01/30
0

4061389       637/G02     F                  43,200.00          ZZ
                          360                41,960.62          2
                          8.7500             339.85             90
                          8.5000             339.85
COLUMBUS      OH 43219    1                  12/08/00           01
0432505097                07                 02/01/01           25.0000
0020258174                N                  01/01/31
0

4063565       E22/G02     F                  68,000.00          ZZ
                          360                66,313.58          1
                          9.5000             571.78             80
                          9.2500             571.78
CHARLOTTE     NC 28216    5                  12/04/00           00
0412236408                05                 01/01/01           0.0000
0412236408                N                  12/01/30
0

4065633       J95/J95     F                  25,500.00          ZZ
                          360                24,825.49          2
                          9.2500             209.79             85
                          9.0000             209.79
WICHITA       KS 67208    1                  11/14/00           12
0017591512                05                 01/01/01           12.0000
0017591512                N                  12/01/30
0

4069203       U59/G02     F                  69,000.00          ZZ
                          360                66,620.90          1
                          8.3750             524.45             39
                          8.1250             524.45
PITTSBURG     CA 94565    5                  12/22/00           00
0432518546                05                 02/01/01           0.0000
800669032                 O                  01/01/31
0

4071642       936/G02     F                  67,000.00          ZZ
                          360                65,157.47          1
                          8.8750             533.09             65
                          8.6250             533.09
YPSILANIT     MI 48198    5                  11/22/00           00
0432458677                05                 01/01/01           0.0000
185518125649              O                  12/01/30
0

4071682       936/G02     F                  84,800.00          ZZ
                          360                81,802.06          1
                          9.0000             682.32             80
                          8.7500             682.32
WARWICK       RI 02889    5                  11/21/00           00
0432458693                05                 01/01/01           0.0000
187617185782              O                  12/01/30
0

4072754       E22/G02     F                  92,250.00          ZZ
                          360                87,411.53          1
                          9.0000             742.26             75
                          8.7500             742.26
ASHEVILLE     NC 28806    2                  12/06/00           00
0412067159                27                 01/01/01           0.0000
0412067159                O                  12/01/30
0

4077307       E22/G02     F                  45,300.00          ZZ
                          360                42,011.83          1
                          8.6250             352.34             40
                          8.3750             352.34
PAW PAW       MI 49079    1                  12/07/00           00
0412263212                27                 02/01/01           0.0000
0412263212                O                  01/01/31
0

4081773       E22/G02     F                  73,600.00          ZZ
                          360                71,701.41          1
                          9.2500             605.49             80
                          9.0000             605.49
HEPHZIBAH     GA 30815    2                  11/29/00           00
0412263311                05                 01/01/01           0.0000
0412263311                N                  12/01/30
0

4082069       956/G02     F                  81,000.00          ZZ
                          360                78,868.62          1
                          9.2500             666.37             75
                          9.0000             666.37
BOUNTIFUL     UT 84010    5                  10/23/00           00
0432476117                05                 12/01/00           0.0000
1000002104                N                  11/01/30
0

4082180       956/G02     F                  92,250.00          ZZ
                          360                89,880.07          1
                          9.3750             767.29             75
                          9.1250             767.29
BOUNTIFUL     UT 84010    5                  10/30/00           00
0432476091                05                 12/01/00           0.0000
1000002170                N                  11/01/30
0

4082262       286/286     F                  30,750.00          ZZ
                          360                29,921.33          1
                          9.2500             252.97             75
                          9.0000             252.97
GREENVILLE    SC 29611    5                  10/27/00           00
0172529                   05                 12/01/00           0.0000
172529                    N                  11/01/30
0

4082264       286/286     F                  34,500.00          ZZ
                          360                33,592.38          1
                          9.2500             283.82             75
                          9.0000             283.82
GREENVILLE    SC 29605    5                  10/27/00           00
0172532                   05                 12/01/00           0.0000
172532                    N                  11/01/30
0

4082267       286/286     F                  44,000.00          ZZ
                          360                42,836.74          1
                          9.6250             374.00             80
                          9.3750             374.00
EAST POINT    GA 30344    1                  09/29/00           00
0078367                   05                 11/01/00           0.0000
78367                     N                  10/01/30
0

4082290       286/286     F                  77,350.00          ZZ
                          360                75,456.16          1
                          9.6250             657.47             65
                          9.3750             657.47
IRVING        TX 75061    2                  11/01/00           00
9764750                   05                 12/01/00           0.0000
9764750                   N                  11/01/30
0

4082295       286/286     F                  48,500.00          ZZ
                          360                46,406.36          3
                          9.2500             399.00             90
                          9.0000             399.00
BILLINGS      MT 59101    1                  11/08/00           14
9778817                   05                 01/01/01           25.0000
9778817                   N                  12/01/30
0

4082301       286/286     F                  71,100.00          ZZ
                          360                69,227.96          3
                          9.1250             578.49             90
                          8.8750             578.49
YORK          PA 17403    1                  11/03/00           11
9778896                   05                 01/01/01           25.0000
9778896                   N                  12/01/30
0

4086650       E22/G02     F                  228,000.00         ZZ
                          360                222,204.24         3
                          9.2500             1875.70            95
                          9.0000             1875.70
CHICAGO       IL 60652    5                  12/05/00           04
0412259392                05                 02/01/01           30.0000
0412259392                O                  01/01/31
0

4086661       E22/G02     F                  180,000.00         ZZ
                          360                174,833.59         1
                          8.5000             1384.04            80
                          8.2500             1384.04
METAIRIE      LA 70005    5                  12/06/00           00
0412265373                05                 02/01/01           0.0000
0412265373                O                  01/01/31
0

4087529       286/286     F                  32,000.00          ZZ
                          360                30,931.23          1
                          8.8750             254.61             80
                          8.6250             254.61
PERU          IN 46970    5                  11/10/00           00
0183055                   05                 01/01/01           0.0000
183055                    N                  12/01/30
0

4087535       286/286     F                  64,000.00          ZZ
                          360                62,252.00          2
                          9.2500             526.52             80
                          9.0000             526.52
MANOR         TX 78653    1                  11/01/00           00
0148074                   05                 12/01/00           0.0000
148074                    N                  11/01/30
0

4087544       286/286     F                  34,400.00          ZZ
                          360                33,494.35          1
                          9.2500             283.01             80
                          9.0000             283.01
INDIANAPOLIS  IN 46222    5                  10/30/00           00
0170760                   05                 12/01/00           0.0000
170760                    N                  11/01/30
0

4087546       286/286     F                  65,600.00          ZZ
                          360                63,752.63          1
                          9.0000             527.83             80
                          8.7500             527.83
TUCSON        AZ 85710    2                  10/30/00           00
0151329                   05                 12/01/00           0.0000
151329                    N                  11/01/30
0

4087563       286/286     F                  34,500.00          ZZ
                          360                33,214.08          2
                          9.7500             296.41             83
                          9.5000             296.41
FORT WAYNE    IN 46807    2                  11/01/00           11
0140363                   05                 01/01/01           25.0000
140363                    N                  12/01/30
0

4087577       286/286     F                  36,000.00          ZZ
                          360                34,734.51          1
                          9.1250             292.91             80
                          8.8750             292.91
LEESBURG      IN 46538    1                  11/08/00           00
0185388                   05                 01/01/01           0.0000
185388                    N                  12/01/30
0

4087584       286/286     F                  34,200.00          ZZ
                          360                33,152.99          2
                          8.7500             269.05             90
                          8.5000             269.05
MILWAUKEE     WI 53210    1                  10/30/00           04
0155112                   05                 12/01/00           25.0000
155112                    N                  11/01/30
0

4090474       E22/G02     F                  37,900.00          ZZ
                          360                36,888.96          1
                          9.0000             304.95             79
                          8.7500             304.95
SHREVEPORT    LA 71106    2                  12/07/00           00
0412208464                05                 02/01/01           0.0000
0412208464                O                  01/01/31
0

4090489       E22/G02     F                  76,950.00          ZZ
                          360                74,264.71          1
                          8.5000             591.68             95
                          8.2500             591.68
CASSOPOLIS    MI 49031    2                  12/07/00           04
0412256851                05                 02/01/01           30.0000
0412256851                O                  01/01/31
0

4091297       168/168     F                  47,200.00          ZZ
                          360                45,836.20          1
                          8.5000             362.93             80
                          8.2500             362.93
JAMESTOWN     NY 14701    1                  12/06/00           00
2465620                   05                 02/01/01           0.0000
0249656205                O                  01/01/31
0

4094207       E22/G02     F                  31,500.00          ZZ
                          360                30,348.86          1
                          8.3750             239.42             76
                          8.1250             239.42
BATON ROUGE   LA 70805    2                  12/13/00           00
0412277717                05                 02/01/01           0.0000
0412277717                N                  01/01/31
0

4094937       526/686     F                  44,300.00          ZZ
                          360                43,104.55          1
                          9.0000             356.45             47
                          8.7500             356.45
ROLLING MEADOWIL 60008    1                  11/10/00           00
6104247256                01                 01/01/01           0.0000
0424725                   O                  12/01/30
0

4094992       526/686     F                  49,600.00          ZZ
                          360                48,233.97          2
                          9.0000             399.09             80
                          8.7500             399.09
WALTON        NY 13856    1                  11/20/00           00
6104268070                05                 01/01/01           0.0000
0426807                   O                  12/01/30
0

4095006       526/686     F                  99,000.00          ZZ
                          360                96,158.19          1
                          8.8750             787.69             90
                          8.6250             787.69
MASSILLON     OH 44646    1                  10/30/00           12
6104271116                05                 12/01/00           25.0000
0427111                   O                  11/01/30
0

4095013       526/T18     F                  288,000.00         ZZ
                          360                280,080.36         1
                          8.8750             2291.46            80
                          8.6250             2291.46
WRIGHTSTOWN   WI 54180    2                  11/06/00           00
11850302                  05                 01/01/01           0.0000
0427255                   O                  12/01/30
0

4095049       526/686     F                  56,000.00          ZZ
                          360                51,762.91          1
                          9.0000             450.59             80
                          8.7500             450.59
PHOENIX       AZ 85009    1                  11/06/00           00
6104276883                05                 01/01/01           0.0000
0427688                   O                  12/01/30
0

4095097       526/686     F                  62,100.00          ZZ
                          360                59,880.32          1
                          8.5000             477.50             90
                          8.2500             477.50
CHANDLER      AZ 85225    1                  10/31/00           12
6104284382                07                 12/01/00           25.0000
0428438                   N                  11/01/30
0

4095136       526/686     F                  79,750.00          ZZ
                          360                77,556.48          1
                          8.8750             634.53             70
                          8.6250             634.53
GALVESTON     TX 77554    2                  11/07/00           00
6104289118                03                 01/01/01           0.0000
0428911                   N                  12/01/30
0

4095137       526/686     F                  124,500.00         ZZ
                          360                120,290.20         2
                          9.0000             1001.76            75
                          8.7500             1001.76
NORCROSS      GA 30093    1                  10/31/00           00
6104289225                05                 12/01/00           0.0000
0428922                   N                  11/01/30
0

4095156       526/686     F                  52,000.00          ZZ
                          360                50,488.82          1
                          8.8750             413.74             80
                          8.6250             413.74
SUGAR LAND    TX 77478    1                  11/06/00           00
6104291965                03                 01/01/01           0.0000
0429196                   O                  12/01/30
0

4095205       526/686     F                  60,000.00          ZZ
                          360                58,308.41          2
                          8.7500             472.02             80
                          8.5000             472.02
MESA          AZ 85203    1                  11/28/00           00
6104297947                05                 01/01/01           0.0000
0429794                   N                  12/01/30
0

4095216       526/686     F                  83,600.00          ZZ
                          360                81,096.07          1
                          8.5000             642.81             80
                          8.2500             642.81
LAPINE        OR 97739    1                  11/20/00           00
6104299521                05                 01/01/01           0.0000
0429952                   O                  12/01/30
0

4095260       526/686     F                  62,100.00          ZZ
                          360                60,339.95          2
                          9.0000             499.67             90
                          8.7500             499.67
TUCSON        AZ 85745    1                  11/17/00           12
6104306870                05                 01/01/01           25.0000
0430687                   N                  12/01/30
0

4095264       526/686     F                  52,500.00          ZZ
                          360                51,123.55          1
                          9.1250             427.16             75
                          8.8750             427.16
EAST CHICAG   IN 46312    2                  11/27/00           00
6104307597                05                 01/01/01           0.0000
0430759                   N                  12/01/30
0

4095277       526/686     F                  83,700.00          ZZ
                          360                81,452.69          3
                          9.0000             673.47             90
                          8.7500             673.47
PHOENIX       AZ 85008    1                  11/20/00           12
6104311458                05                 01/01/01           25.0000
0431145                   N                  12/01/30
0

4095280       526/686     F                  83,700.00          ZZ
                          360                81,452.69          3
                          9.0000             673.47             90
                          8.7500             673.47
PHOENIX       AZ 85008    1                  11/20/00           12
6104312126                05                 01/01/01           25.0000
0431212                   N                  12/01/30
0

4097286       J86/G02     F                  75,000.00          ZZ
                          360                73,088.49          2
                          9.1250             610.22             37
                          8.8750             610.22
BROOKLYN      NY 11216    5                  12/08/00           00
0432495729                05                 02/01/01           0.0000
0451097                   O                  01/01/31
0

4099147       E82/G02     F                  63,000.00          ZZ
                          360                60,694.41          1
                          9.3750             524.00             90
                          9.1250             524.00
JOHNSBURG     NY 12853    1                  12/15/00           04
0400352050                01                 02/01/01           25.0000
0400352050                N                  01/01/31
0

4099733       U59/G02     F                  170,000.00         ZZ
                          360                164,863.48         1
                          8.3750             1292.13            63
                          8.1250             1292.13
VILLA RICA    GA 30180    5                  12/18/00           00
0432503449                05                 01/22/01           0.0000
800692015                 O                  12/22/30
0

4103990       E22/G02     F                  60,400.00          ZZ
                          360                58,895.13          2
                          9.5000             507.88             80
                          9.2500             507.88
SOUTH BEND    IN 46615    1                  12/15/00           00
0412224529                05                 02/01/01           0.0000
0412224529                N                  01/01/31
0

4103992       E22/G02     F                  60,400.00          ZZ
                          360                58,937.21          2
                          9.5000             507.88             80
                          9.2500             507.88
SOUTH BEND    IN 46615    1                  12/15/00           00
0412224982                05                 02/01/01           0.0000
0412224982                N                  01/01/31
0

4103993       E22/G02     F                  60,400.00          ZZ
                          360                58,967.46          2
                          9.5000             507.88             80
                          9.2500             507.88
SOUTH BEND    IN 46615    1                  12/15/00           00
0412225013                05                 02/01/01           0.0000
0412225013                N                  01/01/31
0

4104000       E22/G02     F                  68,400.00          ZZ
                          360                66,605.47          1
                          9.5000             575.14             95
                          9.2500             575.14
PERU          IN 46970    5                  12/11/00           04
0412247009                05                 02/01/01           30.0000
0412247009                O                  01/01/31
0

4107373       623/985     F                  198,750.00         ZZ
                          360                193,043.99         1
                          8.7500             1563.57            75
                          8.5000             1563.57
PHOENIX       AZ 85087    5                  11/21/00           00
0200569143                05                 01/01/01           0.0000
1951715                   O                  12/01/30
0

4107379       623/T18     F                  101,200.00         ZZ
                          360                98,198.79          1
                          8.8750             805.19             80
                          8.6250             805.19
LOWELL        MA 01851    1                  09/15/00           00
11256674                  05                 11/01/00           0.0000
5286132                   N                  10/01/30
0

4107380       623/985     F                  136,500.00         ZZ
                          360                128,197.62         4
                          8.7500             1073.85            61
                          8.5000             1073.85
CHICAGO       IL 60636    2                  10/13/00           00
0201122223                05                 12/01/00           0.0000
5287834                   O                  11/01/30
0

4109921       E22/G02     F                  71,550.00          ZZ
                          360                69,206.77          2
                          8.5000             550.16             90
                          8.2500             550.16
KEENE         TX 76059    1                  12/15/00           01
0412256166                05                 02/01/01           25.0000
0412256166                N                  01/01/31
0

4110338       E82/G02     F                  63,350.00          ZZ
                          360                61,201.19          1
                          9.3750             526.91             90
                          9.1250             526.91
NEW ALBANY    IN 47150    1                  12/15/00           04
0400352548                05                 02/01/01           25.0000
0400352548                N                  01/01/31
0

4111018       E23/G02     F                  403,200.00         ZZ
                          360                390,784.29         1
                          8.1250             2993.75            80
                          7.8750             2993.75
BANDON        OR 97411    2                  12/13/00           00
0432523843                05                 02/01/01           0.0000
70502644                  O                  01/01/31
0

4113563       560/560     F                  120,000.00         ZZ
                          360                116,527.40         1
                          8.7500             944.05             80
                          8.5000             944.05
BRICK         NJ 08723    2                  10/25/00           00
505973008                 05                 12/01/00           0.0000
505973008                 O                  11/01/30
0

4113581       560/560     F                  415,000.00         ZZ
                          360                392,383.01         1
                          8.6250             3227.83            75
                          8.3750             3227.83
CHARLOTTE     NC 28211    5                  09/25/00           00
600045516                 05                 11/01/00           0.0000
600045516                 O                  10/01/30
0

4114619       E22/G02     F                  91,000.00          ZZ
                          360                88,122.30          1
                          8.5000             699.71             69
                          8.2500             699.71
GATLINBURG    TN 37738    5                  12/14/00           00
0412253510                05                 02/01/01           0.0000
0412253510                O                  01/01/31
0

4119396       E22/G02     F                  37,050.00          ZZ
                          360                36,055.59          1
                          9.5000             311.54             95
                          9.2500             311.54
PLANTATION    FL 33317    1                  12/20/00           01
0412205346                08                 02/01/01           30.0000
0412205346                O                  01/01/31
0

4122372       E22/G02     F                  38,500.00          ZZ
                          360                37,193.44          1
                          8.7500             302.88             70
                          8.5000             302.88
SOUTH BEND    IN 46617    5                  12/21/00           00
0412269912                05                 02/01/01           0.0000
0412269912                N                  01/01/31
0

4122692       253/253     F                  88,200.00          ZZ
                          360                85,841.78          4
                          8.8750             701.76             90
                          8.6250             701.76
ALBUQUERQUE   NM 87108    1                  12/08/00           14
959744                    05                 02/01/01           25.0000
959744                    N                  01/01/31
0

4122879       168/168     F                  31,500.00          ZZ
                          360                27,581.44          1
                          8.7500             247.81             90
                          8.5000             247.81
ROCHESTER     NY 14619    1                  12/12/00           14
2466855                   05                 02/01/01           25.0000
0249668556                N                  01/01/31
0

4122951       T44/G02     F                  52,000.00          ZZ
                          360                50,710.20          2
                          9.3750             432.51             70
                          9.1250             432.51
DETROIT       MI 48206    5                  12/29/00           00
0432507721                05                 02/01/01           0.0000
9123814                   N                  01/01/31
0

4125623       E22/G02     F                  118,400.00         ZZ
                          360                115,158.54         1
                          8.7500             931.45             80
                          8.5000             931.45
GOSHEN        KY 40026    2                  12/18/00           00
0412245961                05                 02/01/01           0.0000
0412245961                O                  01/01/31
0

4125680       E22/G02     F                  95,600.00          ZZ
                          360                93,011.28          1
                          9.3750             795.15             75
                          9.1250             795.15
DURANGO       CO 81301    1                  12/22/00           00
0412294100                20                 02/01/01           0.0000
0412294100                N                  01/01/31
0

4131893       E82/G02     F                  57,500.00          ZZ
                          360                55,925.86          1
                          8.7500             452.35             90
                          8.5000             452.35
POPLAR GROVE  IL 61065    1                  12/22/00           04
0400347449                05                 02/01/01           25.0000
4032243                   O                  01/01/31
0

4134814       E22/G02     F                  85,000.00          ZZ
                          360                78,098.96          1
                          9.1250             691.59             34
                          8.8750             691.59
SOUTH PADRE ISTX 78597    2                  12/20/00           00
0412268625                22                 02/01/01           0.0000
0412268625                N                  01/01/31
0

4136753       168/168     F                  37,050.00          ZZ
                          360                24,384.67          2
                          9.5000             311.54             90
                          9.2500             311.54
SCHENECTADY   NY 12308    1                  12/19/00           04
1869450                   05                 02/01/01           25.0000
0189694505                N                  01/01/31
0

4138294       E22/G02     F                  44,400.00          ZZ
                          360                43,347.02          1
                          9.5000             373.34             80
                          9.2500             373.34
KANNAPOLIS    NC 28083    1                  12/28/00           00
0412278673                05                 02/01/01           0.0000
0412278673                N                  01/01/31
0

4138356       E22/G02     F                  47,500.00          ZZ
                          360                40,428.86          1
                          9.3750             395.08             85
                          9.1250             395.08
MUNCIE        IN 47304    2                  12/28/00           04
0412300428                05                 02/01/01           20.0000
0412300428                N                  01/01/31
0

4138673       U62/G02     F                  550,000.00         ZZ
                          360                532,359.97         1
                          8.2500             4131.97            80
                          8.0000             4131.97
SAN JOSE      CA 95148    5                  12/15/00           00
0432517878                05                 02/01/01           0.0000
2001225590                O                  01/01/31
0

4142049       E22/G02     F                  56,000.00          ZZ
                          360                54,204.56          1
                          8.6250             435.56             80
                          8.3750             435.56
MANDEVILLE    LA 70448    1                  12/29/00           00
0412286155                05                 02/01/01           0.0000
0412286155                N                  01/01/31
0

4142068       E22/G02     F                  152,000.00         E
                          360                147,871.07         4
                          9.0000             1223.03            80
                          8.7500             1223.03
CHARLOTTE     NC 28205    1                  12/29/00           00
0412295529                05                 02/01/01           0.0000
0412295529                N                  01/01/31
0

4147190       168/168     F                  393,750.00         ZZ
                          360                271,794.14         1
                          8.1250             2923.58            75
                          7.8750             2923.58
ROSLYN        NY 11576    1                  12/19/00           00
2467322                   05                 02/01/01           0.0000
0249673223                O                  01/01/31
0

4160827       637/G02     F                  102,500.00         ZZ
                          360                99,968.16          1
                          9.6250             871.24             69
                          9.3750             871.24
RIVERDALE     GA 30296    2                  12/13/00           00
0432530335                05                 02/01/01           0.0000
0021818968                N                  01/01/31
0

4165779       E22/G02     F                  36,000.00          ZZ
                          360                35,026.57          1
                          9.0000             289.66             80
                          8.7500             289.66
KLAMATH FALLS OR 97601    2                  12/29/00           00
0412308439                05                 02/01/01           0.0000
0412308439                N                  01/01/31
0

4346437       E22/G01     F                  92,000.00          ZZ
                          360                89,261.05          1
                          8.0000             675.06             90
                          7.7500             675.06
LULING        LA 70070    1                  02/16/01           01
0412347833                05                 04/01/01           25.0000
0412347833                O                  03/01/31
0

4477415       883/G01     F                  321,700.00         ZZ
                          360                313,548.20         1
                          8.3750             2445.15            90
                          8.1250             2445.15
GRAND RAPIDS  MI 49546    2                  03/22/01           14
0433050960                03                 07/01/01           25.0000
01001237                  O                  06/01/31
0

5525671       994/X14     F                  596,000.00         ZZ
                          360                581,293.39         2
                          8.0000             4373.24            75
                          7.7500             4373.24
BROOKLYN      NY 11215    1                  08/09/01           00
8016120654                07                 10/01/01           0.0000
218503005                 O                  09/01/31
0

Total Number of Loans     1,351

Total Original Balance    123,051,177.97

Total Principal Balance   116,388,073.87

Total Original P+I        997,752.71

Total Current P+I         997,752.71

Fixed Rate Passthru
Loan Number                             Sub Serv Fee
Principal Bal                           Mstr Serv Fee
Curr Note Rate                          Alloc Exp
Net Curr                                Misc Exp
Investor Rate                           Spread
Post Strip Rate                         Strip
1002549                                 0.6000
107414.99                               0.0500
11.0000                                 0.0000
10.4000                                 0.0000
10.3500
8.5000                                  1.8500

1019695                                 0.2500
137824.86                               0.0500
10.6250                                 0.0000
10.3750                                 0.0000
10.3250
8.5000                                  1.8250

1020467                                 0.2500
125036.13                               0.0500
10.8500                                 0.0000
10.6000                                 0.0000
10.5500
8.5000                                  2.0500

1021075                                 0.2500
111283.99                               0.0500
11.0000                                 0.0000
10.7500                                 0.0000
10.7000
8.5000                                  2.2000

1035042                                 0.7750
104336.35                               0.0500
11.1250                                 0.0000
10.3500                                 0.0000
10.3000
8.5000                                  1.8000

1037445                                 0.2750
105240.40                               0.0500
10.3750                                 0.0000
10.1000                                 0.0000
10.0500
8.5000                                  1.5500

1286952                                 0.2500
281876.85                               0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1291647                                 0.5000
141740.54                               0.0500
8.2500                                  0.0000
7.7500                                  0.0000
7.7000
7.7000                                  0.0000

1296638                                 0.5000
152994.99                               0.0500
8.1250                                  0.0000
7.6250                                  0.0000
7.5750
7.5750                                  0.0000

1312983                                 0.5000
183103.03                               0.0500
8.6250                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

1329244                                 0.2500
331444.20                               0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

1345068                                 0.2500
255231.09                               0.0500
8.1000                                  0.0000
7.8500                                  0.0000
7.8000
7.8000                                  0.0000

1370637                                 0.8750
271948.22                               0.0500
8.0000                                  0.0000
7.1250                                  0.0000
7.0750
7.0750                                  0.0000

1381736                                 0.2500
160447.38                               0.0500
8.7000                                  0.0000
8.4500                                  0.0000
8.4000
8.4000                                  0.0000

1394165                                 0.1700
71657.04                                0.0500
8.7500                                  0.0000
8.5800                                  0.0000
8.5300
8.5000                                  0.0300

1394561                                 0.1700
35810.59                                0.0500
10.2500                                 0.0000
10.0800                                 0.0000
10.0300
8.5000                                  1.5300

1402655                                 0.2500
36355.23                                0.0500
10.8750                                 0.0000
10.6250                                 0.0000
10.5750
8.5000                                  2.0750

1402906                                 0.2500
35221.42                                0.0500
11.0000                                 0.0000
10.7500                                 0.0000
10.7000
8.5000                                  2.2000

1403102                                 0.2500
31894.71                                0.0500
11.2500                                 0.0000
11.0000                                 0.0000
10.9500
8.5000                                  2.4500

1414982                                 0.2500
117275.61                               0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

1416294                                 0.2500
89962.34                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1416753                                 0.2500
62653.34                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

1417499                                 0.2500
63669.24                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

1418408                                 0.2500
32553.61                                0.0500
10.0000                                 0.0000
9.7500                                  0.0000
9.7000
8.5000                                  1.2000

1418499                                 0.2500
19818.10                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

1418760                                 0.2500
53292.58                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

1419731                                 0.2500
19793.43                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

1420188                                 0.2500
52790.40                                0.0500
10.0000                                 0.0000
9.7500                                  0.0000
9.7000
8.5000                                  1.2000

1420199                                 0.2500
43546.75                                0.0500
10.6250                                 0.0000
10.3750                                 0.0000
10.3250
8.5000                                  1.8250

1420582                                 0.2500
60914.57                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

1420845                                 0.2500
58612.15                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

1420952                                 0.2500
30610.12                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

1421569                                 0.2500
60582.01                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

1421809                                 0.2500
41865.51                                0.0500
10.6250                                 0.0000
10.3750                                 0.0000
10.3250
8.5000                                  1.8250

1422291                                 0.2500
23447.20                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

1422560                                 0.2500
87456.16                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

1422611                                 0.2500
68612.62                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

1423672                                 0.2500
36858.44                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

1423787                                 0.2500
456065.14                               0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

1423804                                 0.2500
51948.59                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

1423807                                 0.2500
42523.69                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

1424168                                 0.2500
19456.85                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

1424278                                 0.2500
30730.93                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

1424581                                 0.2500
59402.79                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

1424621                                 0.2500
51519.48                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1424807                                 0.2500
92533.96                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

1431337                                 0.2500
128666.77                               0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

1431484                                 0.2500
36843.63                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

1431553                                 0.2500
25733.31                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

1432079                                 0.2500
82196.94                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

1432167                                 0.2500
55942.74                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

1432430                                 0.2500
364939.74                               0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

1432509                                 0.2500
483598.05                               0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.8250                                  0.0000

1432756                                 0.2500
939274.26                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1432900                                 0.2500
38253.41                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

1433111                                 0.2500
29323.68                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

1433652                                 0.2500
49350.66                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

1433855                                 0.2500
84714.89                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

1434134                                 0.2500
68066.68                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

1434143                                 0.2500
79750.64                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

1434194                                 0.2500
79440.99                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

1434473                                 0.2500
35466.23                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

1434878                                 0.2500
58463.59                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

1435458                                 0.2500
76197.09                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

1435677                                 0.2500
49347.98                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

1435697                                 0.2500
46367.63                                0.0500
10.1250                                 0.0000
9.8750                                  0.0000
9.8250
8.5000                                  1.3250

1436028                                 0.2500
173299.72                               0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

1437676                                 0.2500
37959.49                                0.0500
10.1250                                 0.0000
9.8750                                  0.0000
9.8250
8.5000                                  1.3250

1438934                                 0.2500
202898.02                               0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

1441053                                 0.2500
38398.47                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

1441503                                 0.2500
16840.86                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

1443956                                 0.2500
63905.81                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

1445280                                 0.2500
68119.83                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

1446067                                 0.2500
53244.43                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1446623                                 0.2500
194029.79                               0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

1446714                                 0.2500
21144.63                                0.0500
10.2500                                 0.0000
10.0000                                 0.0000
9.9500
8.5000                                  1.4500

1446753                                 0.2500
107604.45                               0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

1446983                                 0.2500
216297.12                               0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

1447379                                 0.2500
50123.80                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

1448219                                 0.2500
50167.33                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1449057                                 0.2500
115876.07                               0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

1449118                                 0.2500
64717.52                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

1451667                                 0.2500
55226.02                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

1451673                                 0.2500
50264.36                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1452304                                 0.2500
33149.77                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

1454076                                 0.2500
20650.00                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1454491                                 0.2500
40703.05                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1457292                                 0.2500
230549.86                               0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

1457565                                 0.2500
26527.23                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

1458146                                 0.2500
38241.68                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

1458200                                 0.2500
29029.87                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

1459400                                 0.2500
43361.33                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

1459915                                 0.2500
34788.37                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

1461519                                 0.2500
89243.29                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1461782                                 0.2500
126014.77                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1461790                                 0.2500
14470.95                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

1462252                                 0.2500
20630.06                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

1462546                                 0.5000
78224.04                                0.0500
9.8750                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

1462671                                 0.2500
23629.22                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

1463115                                 0.2500
49503.10                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

1463982                                 0.2500
28371.74                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

1464605                                 0.2500
236524.74                               0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

1465300                                 0.2500
49252.11                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

1465691                                 0.2500
74035.53                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

1468415                                 0.2500
26770.88                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

1468546                                 0.2500
82311.55                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

1469835                                 0.2500
54575.32                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1470231                                 0.2500
27828.18                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1470408                                 0.2500
73025.91                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1470594                                 0.2500
23623.88                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

1471197                                 0.2500
55489.12                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

1472227                                 0.2500
140990.06                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1472483                                 0.2500
103468.00                               0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1472624                                 0.2500
37211.46                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

1472658                                 0.2500
51478.38                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

1472748                                 0.2500
23808.08                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1472812                                 0.2500
40091.52                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1473371                                 0.2500
91373.72                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1474404                                 0.2500
19271.10                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

1474472                                 0.5000
107329.89                               0.0500
13.0000                                 0.0000
12.5000                                 0.0000
12.4500
8.5000                                  3.9500

1475709                                 0.2500
35078.14                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

1475829                                 0.2500
51201.20                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1478421                                 0.2500
27255.92                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

1479803                                 0.2500
39755.55                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

1480648                                 0.2500
80996.80                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1490419                                 0.5000
59634.37                                0.0500
11.8750                                 0.0000
11.3750                                 0.0000
11.3250
8.5000                                  2.8250

1492640                                 0.2500
32895.63                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.8250                                  0.0000

1524803                                 0.5000
41125.69                                0.0500
13.8500                                 0.0000
13.3500                                 0.0000
13.3000
8.5000                                  4.8000

1543088                                 0.2500
126591.85                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1547519                                 0.5000
55287.01                                0.0500
11.7500                                 0.0000
11.2500                                 0.0000
11.2000
8.5000                                  2.7000

1591576                                 0.5000
54478.71                                0.0500
11.4000                                 0.0000
10.9000                                 0.0000
10.8500
8.5000                                  2.3500

1620705                                 0.5000
49315.76                                0.0500
11.6500                                 0.0000
11.1500                                 0.0000
11.1000
8.5000                                  2.6000

1630845                                 0.5000
75832.07                                0.0500
9.7500                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

1630904                                 0.5000
67733.77                                0.0500
13.2500                                 0.0000
12.7500                                 0.0000
12.7000
8.5000                                  4.2000

1632037                                 0.5000
45112.15                                0.0500
12.0000                                 0.0000
11.5000                                 0.0000
11.4500
8.5000                                  2.9500

1647146                                 0.2500
79335.30                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1650232                                 0.2500
32375.27                                0.0500
13.0000                                 0.0000
12.7500                                 0.0000
12.7000
8.5000                                  4.2000

1650398                                 0.2500
35386.05                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1667603                                 0.2500
33781.49                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1667964                                 0.2500
35220.17                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

1698911                                 0.2500
101575.49                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.7000                                  0.0000

1699489                                 0.2500
37697.85                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1700280                                 0.2500
88311.49                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1701107                                 0.2500
149160.49                               0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

1705771                                 0.2500
52559.93                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1706267                                 0.2500
86564.31                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.8250                                  0.0000

1706910                                 0.2500
36641.09                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

1707095                                 0.2500
96347.59                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

1708729                                 0.2500
62653.57                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

1710425                                 0.2500
27864.15                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1711234                                 0.2500
42844.58                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1713810                                 0.2500
63243.96                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1714318                                 0.2500
156477.60                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.9500                                  0.0000

1716613                                 0.2500
114553.62                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1718053                                 0.2500
25223.74                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1718238                                 0.2500
33185.36                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

1718644                                 0.2500
47039.43                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1720241                                 0.2500
44778.01                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.9500                                  0.0000

1720290                                 0.2500
28679.54                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1720465                                 0.2500
31469.93                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1720515                                 0.2500
23776.99                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1720570                                 0.2500
24546.97                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1720906                                 0.2500
42471.49                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1720953                                 0.2500
27486.83                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.9500                                  0.0000

1721050                                 0.2500
69545.23                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1721722                                 0.2500
120534.46                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.9500                                  0.0000

1723140                                 0.2500
42033.41                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.7000                                  0.0000

1725071                                 0.2500
90139.01                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

1725497                                 0.2500
22574.99                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

1725505                                 0.2500
23238.85                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

1725721                                 0.2500
25511.04                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

1727746                                 0.2500
33460.37                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.7000                                  0.0000

1727849                                 0.2500
37090.23                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

1729292                                 0.2500
56661.73                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.9500                                  0.0000

1729504                                 0.2500
22574.99                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

1730159                                 0.2500
93274.81                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1730542                                 0.2500
61424.11                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.9500                                  0.0000

1732139                                 0.2500
44076.35                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.9500                                  0.0000

1732234                                 0.2500
34514.03                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.9500                                  0.0000

1732728                                 0.2500
108838.46                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.9500                                  0.0000

1732783                                 0.2500
85756.63                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1733368                                 0.2500
93559.59                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.8250                                  0.0000

1733370                                 0.2500
18844.81                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

1734234                                 0.2500
86601.96                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1734389                                 0.2500
78098.28                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1734447                                 0.2500
107692.38                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1735274                                 0.2500
61564.33                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.9500                                  0.0000

1735667                                 0.2500
48636.83                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1736145                                 0.2500
44217.61                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1736338                                 0.2500
62309.08                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.9500                                  0.0000

1736569                                 0.2500
58075.71                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1737144                                 0.2500
87973.53                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

1737164                                 0.2500
121458.13                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.9500                                  0.0000

1737239                                 0.2500
72161.26                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1737270                                 0.2500
39148.64                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1737998                                 0.2500
38017.35                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1738469                                 0.2500
37589.71                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

1738636                                 0.2500
68543.70                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.8250                                  0.0000

1739313                                 0.2500
38962.03                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1739371                                 0.2500
80698.93                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1739372                                 0.2500
83014.86                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1739374                                 0.2500
78109.05                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1739377                                 0.2500
83014.86                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1739381                                 0.2500
83014.86                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1739387                                 0.2500
78109.05                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1739453                                 0.2500
45971.87                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1739667                                 0.2500
47395.04                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

1739955                                 0.2500
341217.07                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.7000                                  0.0000

1741006                                 0.2500
121918.27                               0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

1741014                                 0.2500
75230.54                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.9500                                  0.0000

1741524                                 0.2500
50898.31                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

1741857                                 0.2500
61091.37                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.8250                                  0.0000

1742181                                 0.2500
133988.42                               0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1742279                                 0.2500
64928.01                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

1742851                                 0.2500
10394.04                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

1743284                                 0.2500
112948.39                               0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1743571                                 0.2500
102655.94                               0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.8250                                  0.0000

1743813                                 0.2500
63355.24                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1744256                                 0.2500
63332.19                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.7000                                  0.0000

1744702                                 0.2500
67864.22                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

1745039                                 0.2500
26351.93                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

1745073                                 0.2500
36903.11                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1745078                                 0.2500
28956.91                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1745099                                 0.2500
77756.36                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

1747804                                 0.2500
62043.40                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1748976                                 0.2500
45386.77                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1749668                                 0.2500
300053.64                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.7000                                  0.0000

1750814                                 0.2500
77492.23                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1750827                                 0.2500
84056.05                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1750983                                 0.2500
62969.04                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1751177                                 0.2500
53515.82                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.8250                                  0.0000

1751382                                 0.2500
83014.86                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1752222                                 0.2500
35243.42                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1752391                                 0.2500
48024.81                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

1753455                                 0.2500
50864.02                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1753701                                 0.2500
36322.18                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.8250                                  0.0000

1753711                                 0.2500
39756.56                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

1753962                                 0.2500
47091.00                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1754258                                 0.2500
50017.66                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.8250                                  0.0000

1754566                                 0.2500
41456.99                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1756184                                 0.2500
117890.96                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1756364                                 0.2500
96983.45                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

1756990                                 0.2500
47478.77                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

1756999                                 0.2500
71209.54                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.7000                                  0.0000

1757137                                 0.2500
73990.28                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.8250                                  0.0000

1757161                                 0.2500
37509.08                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.7000                                  0.0000

1757319                                 0.2500
52775.72                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.7000                                  0.0000

1757325                                 0.2500
81337.06                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1757326                                 0.2500
90679.16                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1757327                                 0.2500
93619.41                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1757366                                 0.2500
43827.53                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1757443                                 0.2500
36627.67                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1757529                                 0.2500
93892.70                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.8250                                  0.0000

1758751                                 0.2500
25613.32                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1758871                                 0.2500
45386.77                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1758892                                 0.2500
834996.24                               0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1759235                                 0.2500
370187.91                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1760003                                 0.2500
80184.96                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1761380                                 0.2500
34279.57                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

1761407                                 0.2500
120213.66                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.9500                                  0.0000

1761829                                 0.2500
125898.78                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.7000                                  0.0000

1761923                                 0.2500
29016.37                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

1761960                                 0.2500
35885.31                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1762020                                 0.2500
139144.44                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.7000                                  0.0000

1762109                                 0.2500
66097.54                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1762358                                 0.2500
28118.18                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1762509                                 0.2500
30711.75                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1762704                                 0.2500
29819.39                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.8250                                  0.0000

1762904                                 0.2500
21950.29                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1762907                                 0.2500
127624.61                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.9500                                  0.0000

1763450                                 0.2500
55084.71                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1763799                                 0.2500
96603.02                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.7000                                  0.0000

1763812                                 0.2500
43059.31                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1763868                                 0.2500
39240.21                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.9500                                  0.0000

1764437                                 0.2500
79090.78                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1764562                                 0.2500
30867.29                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.8250                                  0.0000

1764615                                 0.2500
46804.81                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1764947                                 0.2500
66531.79                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

1765255                                 0.2500
70117.82                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1765344                                 0.2500
403188.95                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.9500                                  0.0000

1766062                                 0.2500
74101.16                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.7000                                  0.0000

1766071                                 0.2500
66615.30                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.7000                                  0.0000

1766204                                 0.2500
468510.12                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.7000                                  0.0000

1766534                                 0.2500
67725.97                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.7000                                  0.0000

1766753                                 0.2500
43671.87                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1767608                                 0.2500
37095.00                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.7000                                  0.0000

1770567                                 0.2500
15207.78                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1770891                                 0.2500
37168.90                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.9500                                  0.0000

1771038                                 0.2500
41295.37                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

1772073                                 0.2500
438252.36                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.9500                                  0.0000

1772242                                 0.2500
26248.50                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.9500                                  0.0000

1772486                                 0.2500
114361.99                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1773241                                 0.2500
56544.26                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1773363                                 0.2500
27184.96                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1773586                                 0.2500
47967.23                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1776027                                 0.2500
74769.40                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.9500                                  0.0000

1776843                                 0.2500
169269.38                               0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1777093                                 0.2500
62612.94                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1777740                                 0.2500
171416.87                               0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1777828                                 0.2500
107858.66                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1777930                                 0.2500
71754.36                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.7000                                  0.0000

1778148                                 0.2500
101500.27                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.7000                                  0.0000

1779371                                 0.2500
18385.16                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1779686                                 0.2500
34954.79                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1780077                                 0.2500
46823.43                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1780095                                 0.2500
66104.62                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1782048                                 0.2500
145977.75                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.7000                                  0.0000

1783587                                 0.2500
51668.23                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1808997                                 0.2500
8093.87                                 0.0500
10.0000                                 0.0000
9.7500                                  0.0000
9.7000
8.5000                                  1.2000

1833695                                 0.2500
261864.61                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.7000                                  0.0000

1892613                                 0.2500
20617.32                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1900393                                 0.2500
58940.27                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

1910968                                 0.2500
34414.40                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

1915085                                 0.2500
33501.83                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1918204                                 0.2500
21164.03                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1923242                                 0.2500
334188.95                               0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

1923342                                 0.2500
18565.66                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

1923416                                 0.2500
18565.66                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

1923438                                 0.2500
18565.66                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

1923823                                 0.2500
77573.76                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1924081                                 0.2500
133810.34                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1924332                                 0.2500
84125.89                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

1931568                                 0.2500
96239.85                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.9500                                  0.0000

1933179                                 0.2500
187210.41                               0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1933590                                 0.2500
44603.35                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1934793                                 0.2500
39028.15                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

1936739                                 0.2500
51071.76                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1939927                                 0.2500
80966.57                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1942153                                 0.2500
63867.90                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

1944081                                 0.2500
72929.11                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

1946224                                 0.2500
46081.93                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

1948275                                 0.2500
66024.30                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

1948409                                 0.2500
127727.82                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.7000                                  0.0000

1950166                                 0.2500
93007.12                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1950637                                 0.2500
50657.29                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

1950679                                 0.2500
53856.89                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1950720                                 0.2500
39158.46                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

1950956                                 0.2500
103985.05                               0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

1951222                                 0.2500
90475.57                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1951245                                 0.2500
59777.67                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1951793                                 0.2500
34489.28                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1956482                                 0.2500
56331.95                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1958069                                 0.2500
48253.95                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

1959120                                 0.2500
71266.20                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

1960283                                 0.2500
61793.42                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

1961840                                 0.2500
53370.37                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

1962413                                 0.2500
189050.35                               0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

1962655                                 0.2500
63749.18                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

1962671                                 0.2500
95453.72                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1963127                                 0.2500
48912.03                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1963131                                 0.2500
28004.96                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.9500                                  0.0000

1963241                                 0.2500
67522.54                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

1963487                                 0.2500
46374.87                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

1963955                                 0.2500
54693.59                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

1964001                                 0.2500
38375.44                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.9500                                  0.0000

1964014                                 0.2500
127368.82                               0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

1964059                                 0.2500
96479.02                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1964245                                 0.2500
50907.91                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1964246                                 0.2500
53397.99                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1964252                                 0.2500
54789.39                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1964638                                 0.2500
141649.94                               0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

1965054                                 0.2500
19324.14                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

1965520                                 0.2500
97597.53                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1965768                                 0.2500
96079.36                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1965856                                 0.2500
322853.25                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1965880                                 0.2500
55898.93                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1966367                                 0.2500
21942.45                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

1966373                                 0.2500
15094.14                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

1966385                                 0.2500
63080.61                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1967273                                 0.2500
50237.62                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

1967518                                 0.2500
90091.32                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1967567                                 0.2500
115426.92                               0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

1967603                                 0.2500
123812.05                               0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

1967648                                 0.2500
89419.23                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

1967652                                 0.2500
127743.79                               0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

1967721                                 0.2500
46920.50                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

1967725                                 0.2500
27376.52                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

1967731                                 0.2500
96119.18                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

1967785                                 0.2500
126243.87                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1967871                                 0.2500
24010.56                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

1967893                                 0.2500
17695.79                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

1967916                                 0.2500
30475.85                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

1967976                                 0.2500
21342.35                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

1967984                                 0.2500
42211.67                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1967991                                 0.2500
93020.10                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1968615                                 0.2500
376196.18                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1969452                                 0.2500
50710.33                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

1969494                                 0.2500
42581.74                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

1969830                                 0.2500
65109.95                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

1970269                                 0.2500
61484.37                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

1970297                                 0.2500
28655.06                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

1970470                                 0.2500
43388.46                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

1970521                                 0.2500
33362.91                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

1970544                                 0.2500
54100.35                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

1970570                                 0.2500
40115.56                                0.0500
10.0000                                 0.0000
9.7500                                  0.0000
9.7000
8.5000                                  1.2000

1971045                                 0.2500
46916.04                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

1971177                                 0.2500
48810.25                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

1971275                                 0.2500
76695.67                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

1971282                                 0.2500
50286.07                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

1971452                                 0.2500
23597.85                                0.0500
10.0000                                 0.0000
9.7500                                  0.0000
9.7000
8.5000                                  1.2000

1971807                                 0.2500
100545.56                               0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

1972434                                 0.2500
57983.30                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

1972438                                 0.2500
30108.36                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

1972497                                 0.2500
13980.49                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

1973069                                 0.2500
112912.32                               0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

1973320                                 0.2500
109430.46                               0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

1973565                                 0.2500
324013.05                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1973626                                 0.2500
18083.23                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

1973737                                 0.2500
41116.73                                0.0500
10.1250                                 0.0000
9.8750                                  0.0000
9.8250
8.5000                                  1.3250

1973981                                 0.2500
65725.44                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

1974068                                 0.2500
51945.18                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

1975034                                 0.2500
61667.61                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

1975977                                 0.2500
31494.37                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

1976174                                 0.2500
60223.69                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

1976192                                 0.2500
68734.12                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

1976336                                 0.2500
534620.80                               0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

1976408                                 0.2500
40560.78                                0.0500
10.1250                                 0.0000
9.8750                                  0.0000
9.8250
8.5000                                  1.3250

1976445                                 0.2500
69863.93                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

1976579                                 0.2500
37488.22                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

1977065                                 0.2500
208443.79                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1977599                                 0.2500
48606.82                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

1977628                                 0.2500
40096.85                                0.0500
10.1250                                 0.0000
9.8750                                  0.0000
9.8250
8.5000                                  1.3250

1977631                                 0.2500
49711.47                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

1977991                                 0.2500
173833.34                               0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

1978220                                 0.2500
29010.17                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

1978431                                 0.2500
62077.99                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

1978681                                 0.2500
97737.10                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

1978815                                 0.2500
39885.54                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

1978833                                 0.2500
111993.84                               0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1978894                                 0.2500
418124.81                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.9500                                  0.0000

1978949                                 0.2500
100876.90                               0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

1978970                                 0.2500
69378.29                                0.0500
10.1250                                 0.0000
9.8750                                  0.0000
9.8250
8.5000                                  1.3250

1979014                                 0.2500
40825.38                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

1979059                                 0.2500
69873.73                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

1979124                                 0.2500
418060.20                               0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

1979126                                 0.2500
77993.37                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

1979352                                 0.2500
51611.02                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

1979449                                 0.2500
57377.23                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

1979468                                 0.2500
54640.24                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

1979681                                 0.2500
95850.32                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1980041                                 0.2500
118643.71                               0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

1980047                                 0.2500
29237.72                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

1980150                                 0.2500
76617.55                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

1980159                                 0.2500
57740.04                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

1980870                                 0.2500
60511.42                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

1980915                                 0.2500
56108.87                                0.0500
10.0000                                 0.0000
9.7500                                  0.0000
9.7000
8.5000                                  1.2000

1980998                                 0.2500
27598.34                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

1981016                                 0.2500
53217.57                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

1981027                                 0.2500
41860.55                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

1981031                                 0.2500
39571.60                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

1981290                                 0.2500
34682.33                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

1981370                                 0.2500
34082.23                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

1981609                                 0.2500
74147.73                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

1981818                                 0.2500
58550.08                                0.0500
10.3750                                 0.0000
10.1250                                 0.0000
10.0750
8.5000                                  1.5750

1982210                                 0.2500
208954.04                               0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

1982294                                 0.2500
40541.34                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

1982891                                 0.2500
465387.79                               0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

1982971                                 0.2500
43584.82                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

1982978                                 0.2500
44317.14                                0.0500
10.1250                                 0.0000
9.8750                                  0.0000
9.8250
8.5000                                  1.3250

1982999                                 0.2500
72418.27                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

1983012                                 0.2500
56783.86                                0.0500
10.1250                                 0.0000
9.8750                                  0.0000
9.8250
8.5000                                  1.3250

1983027                                 0.2500
86867.08                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

1983030                                 0.2500
98953.11                                0.0500
10.1250                                 0.0000
9.8750                                  0.0000
9.8250
8.5000                                  1.3250

1983043                                 0.2500
112670.25                               0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1983051                                 0.2500
72353.57                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1983174                                 0.2500
67334.83                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

1983208                                 0.2500
135369.46                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1983216                                 0.2500
76858.20                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

1983227                                 0.2500
58020.86                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1983951                                 0.2500
30992.98                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

1983992                                 0.2500
72949.34                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

1984079                                 0.2500
68018.56                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

1984186                                 0.2500
165906.16                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1984231                                 0.2500
38652.26                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1984262                                 0.2500
133516.78                               0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

1984403                                 0.2500
57514.33                                0.0500
10.1250                                 0.0000
9.8750                                  0.0000
9.8250
8.5000                                  1.3250

1984548                                 0.2500
54930.73                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

1984571                                 0.2500
62485.50                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

1984951                                 0.2500
111296.40                               0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

1985072                                 0.2500
34968.85                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

1985158                                 0.2500
45444.97                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

1985202                                 0.2500
94310.83                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

1985249                                 0.2500
34599.28                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

1985398                                 0.2500
47190.40                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

1986049                                 0.2500
49221.82                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.7000                                  0.0000

1986096                                 0.2500
68111.15                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1986109                                 0.2500
133994.17                               0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

1986471                                 0.2500
511029.33                               0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

1986660                                 0.2500
40834.57                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

1986733                                 0.2500
52785.51                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

1986760                                 0.2500
45790.33                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

1986785                                 0.2500
20995.65                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

1987075                                 0.2500
368892.24                               0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

1987205                                 0.2500
32332.52                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

1987524                                 0.2500
224183.48                               0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

1987528                                 0.2500
58366.49                                0.0500
10.3750                                 0.0000
10.1250                                 0.0000
10.0750
8.5000                                  1.5750

1987532                                 0.2500
99145.59                                0.0500
10.3750                                 0.0000
10.1250                                 0.0000
10.0750
8.5000                                  1.5750

1987533                                 0.2500
50793.11                                0.0500
10.3750                                 0.0000
10.1250                                 0.0000
10.0750
8.5000                                  1.5750

1987551                                 0.2500
352885.78                               0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

1987611                                 0.2500
56835.71                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

1987923                                 0.2500
87802.80                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1988014                                 0.2500
471327.87                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1988649                                 0.2500
116049.16                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1989108                                 0.2500
55726.06                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

1989267                                 0.2500
72758.88                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

1989861                                 0.2500
59235.65                                0.0500
10.2500                                 0.0000
10.0000                                 0.0000
9.9500
8.5000                                  1.4500

1989946                                 0.2500
51031.83                                0.0500
10.3750                                 0.0000
10.1250                                 0.0000
10.0750
8.5000                                  1.5750

1990056                                 0.2500
35878.58                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

1990223                                 0.2500
156236.13                               0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

1990535                                 0.2500
103038.34                               0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

1990887                                 0.2500
21596.74                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

1990965                                 0.2500
37522.61                                0.0500
10.3800                                 0.0000
10.1300                                 0.0000
10.0800
8.5000                                  1.5800

1991175                                 0.2500
61195.45                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

1991196                                 0.2500
97318.99                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

1992375                                 0.2500
93999.86                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

1992409                                 0.2500
86461.74                                0.0500
10.9500                                 0.0000
10.7000                                 0.0000
10.6500
8.5000                                  2.1500

1992904                                 0.2500
73067.30                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

1993060                                 0.2500
57791.82                                0.0500
10.1250                                 0.0000
9.8750                                  0.0000
9.8250
8.5000                                  1.3250

1993168                                 0.2500
61403.47                                0.0500
10.0000                                 0.0000
9.7500                                  0.0000
9.7000
8.5000                                  1.2000

1993207                                 0.2500
67421.36                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

1993330                                 0.2500
120977.22                               0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1993409                                 0.2500
60804.71                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

1993534                                 0.2500
360905.46                               0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

1993566                                 0.2500
86204.05                                0.0500
10.3750                                 0.0000
10.1250                                 0.0000
10.0750
8.5000                                  1.5750

1994255                                 0.2500
108946.28                               0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

1994261                                 0.2500
77620.70                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

1994570                                 0.2500
97062.57                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

1994878                                 0.2500
188964.30                               0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

1995673                                 0.2500
116555.32                               0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

1995828                                 0.2500
137361.59                               0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

1995841                                 0.2500
72757.74                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

1995860                                 0.2500
139212.02                               0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

1996008                                 0.2500
119581.64                               0.0500
10.2500                                 0.0000
10.0000                                 0.0000
9.9500
8.5000                                  1.4500

1996283                                 0.2500
57932.26                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

1996399                                 0.2500
474776.94                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1996758                                 0.2500
51546.25                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

1996846                                 0.2500
110983.15                               0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

1997079                                 0.2500
61505.02                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

1997254                                 0.2500
91442.13                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1997261                                 0.2500
88243.92                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1997314                                 0.2500
346453.12                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1997351                                 0.2500
54712.22                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

1997457                                 0.2500
48033.07                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1997610                                 0.2500
101487.83                               0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

1997628                                 0.2500
117868.02                               0.0500
10.4900                                 0.0000
10.2400                                 0.0000
10.1900
8.5000                                  1.6900

1997718                                 0.2500
47550.60                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

1997738                                 0.2500
86605.02                                0.0500
10.1250                                 0.0000
9.8750                                  0.0000
9.8250
8.5000                                  1.3250

1997855                                 0.2500
67808.34                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1997893                                 0.2500
76074.76                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

1997951                                 0.2500
102253.81                               0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

1997965                                 0.2500
46791.11                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

1998030                                 0.2500
85092.22                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

1998040                                 0.2500
79886.96                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

1998062                                 0.2500
39919.32                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

1998090                                 0.2500
276282.81                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1998365                                 0.2500
32525.23                                0.0500
10.5000                                 0.0000
10.2500                                 0.0000
10.2000
8.5000                                  1.7000

1998521                                 0.2500
213300.02                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1998548                                 0.2500
81098.76                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

1998575                                 0.2500
89672.90                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

1998652                                 0.2500
73038.84                                0.0500
10.5000                                 0.0000
10.2500                                 0.0000
10.2000
8.5000                                  1.7000

1998664                                 0.2500
73902.85                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

1998848                                 0.2500
58373.54                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

1998914                                 0.2500
51053.49                                0.0500
10.2500                                 0.0000
10.0000                                 0.0000
9.9500
8.5000                                  1.4500

1999081                                 0.2500
117184.99                               0.0500
10.1250                                 0.0000
9.8750                                  0.0000
9.8250
8.5000                                  1.3250

1999255                                 0.2500
60446.64                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

1999438                                 0.2500
67593.39                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

1999554                                 0.2500
215084.90                               0.0500
10.3750                                 0.0000
10.1250                                 0.0000
10.0750
8.5000                                  1.5750

1999869                                 0.2500
80777.96                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

1999985                                 0.2500
69448.86                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

2000073                                 0.2500
60271.23                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

2000192                                 0.2500
63119.01                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

2000220                                 0.2500
107553.31                               0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

2000504                                 0.2500
53561.55                                0.0500
10.1250                                 0.0000
9.8750                                  0.0000
9.8250
8.5000                                  1.3250

2000593                                 0.2500
30484.14                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

2001079                                 0.2500
451304.02                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

2001157                                 0.2500
43800.77                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

2639924                                 0.2500
50606.82                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.9500                                  0.0000

2639925                                 0.2500
50606.82                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.9500                                  0.0000

2640001                                 0.2500
29996.45                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

2640015                                 0.2500
32244.32                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

2640022                                 0.2500
42809.14                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

2640100                                 0.2500
48431.02                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.7000                                  0.0000

2645838                                 0.2500
151102.02                               0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.8250                                  0.0000

2654220                                 0.2500
46700.72                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

2654488                                 0.2500
63839.66                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

2656690                                 0.2500
74444.83                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

2656726                                 0.2500
15593.59                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

2656739                                 0.2500
127992.11                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

2656802                                 0.2500
60393.55                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

2656810                                 0.2500
62219.53                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.8250                                  0.0000

2665793                                 0.2500
58732.79                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

2665801                                 0.2500
89125.89                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

2665802                                 0.2500
101858.21                               0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

2665829                                 0.2500
38945.26                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

2665891                                 0.2500
36719.87                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

2665937                                 0.2500
34800.30                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

2665952                                 0.2500
102329.72                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.7000                                  0.0000

2763836                                 0.2500
39322.04                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.9500                                  0.0000

2773763                                 0.2500
97691.96                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.7000                                  0.0000

2794206                                 0.2500
40556.83                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

2798999                                 0.2500
14796.49                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.7000                                  0.0000

2823830                                 0.2500
56244.84                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

2835339                                 0.2500
33405.04                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.7000                                  0.0000

2855864                                 0.2500
20758.09                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

2863172                                 0.2500
58553.27                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

2863842                                 0.2500
69843.27                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.9500                                  0.0000

2892759                                 0.2500
39733.11                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

2893670                                 0.2500
39822.76                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

2901539                                 0.2500
20797.33                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

2901788                                 0.2500
59585.32                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

2928705                                 0.2500
31312.01                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

2936093                                 0.2500
46126.78                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

2937283                                 0.2500
46648.46                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

2941532                                 0.2500
39336.83                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

2941535                                 0.2500
39359.81                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

2941543                                 0.2500
57251.62                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

2942954                                 0.2500
48291.27                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

2945846                                 0.2500
57831.38                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

2947499                                 0.2500
58398.62                                0.0500
8.3500                                  0.0000
8.1000                                  0.0000
8.0500
8.0500                                  0.0000

2951972                                 0.2500
81462.78                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

2951973                                 0.2500
82293.18                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

2951974                                 0.2500
81550.40                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

2951975                                 0.2500
76496.53                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

2955214                                 0.2500
43140.15                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

2957700                                 0.2500
27848.15                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

2959624                                 0.2500
91511.76                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

2959674                                 0.2500
33047.25                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

2959822                                 0.2500
160869.96                               0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

2960885                                 0.2500
36432.52                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

2964421                                 0.2500
261171.32                               0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

2965058                                 0.2500
111833.65                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

2970074                                 0.2500
123281.80                               0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

2974661                                 0.2500
48553.79                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

2974667                                 0.2500
47680.76                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

2981488                                 0.2500
61595.37                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

2982481                                 0.2500
112567.79                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

2982983                                 0.2500
165135.33                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

2988885                                 0.2500
353598.92                               0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

2991304                                 0.2500
115195.30                               0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

2993823                                 0.2500
48243.52                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

2998535                                 0.2500
54495.97                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

3002847                                 0.2500
34605.56                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3002848                                 0.2500
48063.45                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3002849                                 0.2500
48063.45                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3002856                                 0.2500
135153.82                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

3068672                                 0.2500
57727.07                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3072455                                 0.2500
17406.34                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

3083694                                 0.2500
25218.23                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3085017                                 0.2500
30401.77                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

3089761                                 0.2500
67277.12                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

3097817                                 0.2500
19292.55                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3099689                                 0.2500
30925.90                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3100026                                 0.2500
36302.11                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

3108019                                 0.2500
130310.67                               0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3109440                                 0.2500
31426.83                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3112202                                 0.2500
60921.18                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

3115800                                 0.2500
27732.65                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

3115804                                 0.2500
105431.04                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.9500                                  0.0000

3115810                                 0.2500
68596.83                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3115813                                 0.2500
77325.00                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

3115825                                 0.2500
40895.92                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3115826                                 0.2500
38107.04                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3115828                                 0.2500
45920.95                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3118449                                 0.2500
44619.15                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3125292                                 0.2500
188293.07                               0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

3125303                                 0.2500
115659.34                               0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

3125361                                 0.2500
47790.42                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

3125367                                 0.2500
156835.95                               0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3125381                                 0.2500
65191.54                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

3125383                                 0.2500
113056.46                               0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

3125394                                 0.2500
93914.76                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

3126340                                 0.2500
236432.99                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.9500                                  0.0000

3127068                                 0.2500
53801.95                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3127082                                 0.2500
140230.80                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3130336                                 0.2500
36523.13                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3133323                                 0.2500
21739.61                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3133332                                 0.2500
34765.63                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3133340                                 0.2500
29189.43                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

3137720                                 0.2500
21763.11                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3137826                                 0.2500
43519.29                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3138018                                 0.2500
14616.51                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3139544                                 0.2500
163948.72                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3142690                                 0.2500
21779.13                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3144194                                 0.2500
65327.21                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

3144208                                 0.2500
67522.19                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3144218                                 0.2500
85970.33                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.7000                                  0.0000

3146565                                 0.2500
19142.10                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3146570                                 0.2500
43562.92                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3146574                                 0.2500
43645.20                                0.0500
10.0000                                 0.0000
9.7500                                  0.0000
9.7000
8.5000                                  1.2000

3146584                                 0.2500
123205.67                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3150140                                 0.2500
31767.04                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3153643                                 0.2500
27092.86                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3153644                                 0.2500
38127.87                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3153645                                 0.2500
32550.06                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3159549                                 0.2500
26623.04                                0.0500
10.0000                                 0.0000
9.7500                                  0.0000
9.7000
8.5000                                  1.2000

3162607                                 0.2500
88828.63                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

3162746                                 0.2500
65364.89                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

3166683                                 0.2500
31714.68                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3170958                                 0.2500
65702.94                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3173506                                 0.2500
91172.23                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

3173524                                 0.2500
55118.86                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

3173530                                 0.2500
34771.46                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3173534                                 0.2500
41634.03                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3173535                                 0.2500
29119.38                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

3173537                                 0.2500
27344.04                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

3173561                                 0.2500
50258.72                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

3173569                                 0.2500
44816.68                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

3176331                                 0.2500
130262.42                               0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.8250                                  0.0000

3178952                                 0.2500
80899.50                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3181464                                 0.2500
107864.09                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3181468                                 0.2500
61475.20                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3181481                                 0.2500
48736.25                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

3181482                                 0.2500
124066.46                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3181483                                 0.2500
32108.48                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

3181508                                 0.2500
57139.77                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3181509                                 0.2500
47007.60                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3182026                                 0.2500
25643.67                                0.0500
10.0000                                 0.0000
9.7500                                  0.0000
9.7000
8.5000                                  1.2000

3182027                                 0.2500
46625.25                                0.0500
10.0000                                 0.0000
9.7500                                  0.0000
9.7000
8.5000                                  1.2000

3182033                                 0.2500
32637.76                                0.0500
10.0000                                 0.0000
9.7500                                  0.0000
9.7000
8.5000                                  1.2000

3183159                                 0.2500
122690.95                               0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3190524                                 0.2500
100314.38                               0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3193561                                 0.2500
31015.44                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

3200019                                 0.2500
66995.87                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

3200028                                 0.2500
45502.55                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3201576                                 0.2500
122266.42                               0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

3201601                                 0.2500
68890.92                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3201602                                 0.2500
72228.87                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

3202879                                 0.2500
28749.60                                0.0500
10.0000                                 0.0000
9.7500                                  0.0000
9.7000
8.5000                                  1.2000

3202880                                 0.2500
31820.52                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

3208293                                 0.2500
48810.25                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3209068                                 0.2500
28083.07                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3209072                                 0.2500
71718.59                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3209079                                 0.2500
126060.24                               0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

3209084                                 0.2500
38498.34                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

3209088                                 0.2500
87867.60                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

3211220                                 0.2500
19205.20                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3211346                                 0.2500
197391.23                               0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

3213477                                 0.2500
65031.68                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3213489                                 0.2500
99794.54                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.9500                                  0.0000

3213494                                 0.2500
61432.68                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3216006                                 0.2500
154264.10                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

3217341                                 0.2500
83355.09                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3218432                                 0.2500
189750.63                               0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3218699                                 0.2500
36413.28                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

3222480                                 0.2500
19192.21                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3228886                                 0.2500
27724.60                                0.0500
10.0000                                 0.0000
9.7500                                  0.0000
9.7000
8.5000                                  1.2000

3228915                                 0.2500
63592.55                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3230452                                 0.2500
61272.17                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3230695                                 0.2500
81777.68                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

3232055                                 0.2500
48082.14                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3234102                                 0.2500
48849.39                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

3235398                                 0.2500
30517.50                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3237876                                 0.2500
30404.22                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3238879                                 0.2500
72792.78                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3238890                                 0.2500
41947.97                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3242098                                 0.2500
122293.52                               0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3242127                                 0.2500
32346.05                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3243640                                 0.2500
30507.90                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3243641                                 0.2500
47069.09                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3243645                                 0.2500
47713.42                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

3243647                                 0.2500
47788.07                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3243650                                 0.2500
39098.92                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3243676                                 0.2500
130647.34                               0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

3243678                                 0.2500
38586.75                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

3245350                                 0.2500
73326.16                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

3251107                                 0.2500
61210.88                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

3259318                                 0.2500
68529.04                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3262970                                 0.2500
107250.24                               0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3267216                                 0.2500
32884.61                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

3267345                                 0.2500
41547.26                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3271718                                 0.2500
104754.79                               0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3271876                                 0.2500
68148.95                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

3271881                                 0.2500
104678.28                               0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3274867                                 0.2500
174618.92                               0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3275438                                 0.2500
75925.52                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3276205                                 0.2500
43296.82                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

3276211                                 0.2500
74720.57                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3276214                                 0.2500
61887.50                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

3276215                                 0.2500
105774.12                               0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3276222                                 0.2500
50417.25                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3276242                                 0.2500
54236.45                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

3276258                                 0.2500
36830.90                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3289089                                 0.2500
37239.55                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

3294933                                 0.2500
50376.22                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

3294934                                 0.2500
59724.36                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

3294963                                 0.2500
61936.80                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3295029                                 0.2500
113598.08                               0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

3298826                                 0.2500
37928.92                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

3298868                                 0.2500
109301.58                               0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3306851                                 0.5000
179556.52                               0.0500
8.5000                                  0.0000
8.0000                                  0.0000
7.9500
7.9500                                  0.0000

3307934                                 0.2500
70859.34                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

3309098                                 0.2500
343288.34                               0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3313399                                 0.2500
28508.53                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3314814                                 0.2500
191305.82                               0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

3314835                                 0.2500
82324.55                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3318019                                 0.2500
26165.38                                0.0500
10.0000                                 0.0000
9.7500                                  0.0000
9.7000
8.5000                                  1.2000

3320630                                 0.2500
385015.63                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

3322149                                 0.2500
50424.68                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3322155                                 0.2500
115305.14                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

3323404                                 0.2500
26044.62                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

3332869                                 0.2500
45711.22                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

3334226                                 0.2500
337236.09                               0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

3338609                                 0.2500
102876.54                               0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3343978                                 0.2500
46896.53                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3343982                                 0.2500
111889.63                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3345293                                 0.2500
30192.78                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3351623                                 0.2500
115840.92                               0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3352817                                 0.2500
97378.42                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3353542                                 0.2500
41902.33                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3354806                                 0.2500
55745.39                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3356669                                 0.2500
247722.24                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3356694                                 0.2500
22137.48                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3356696                                 0.2500
246303.25                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3362067                                 0.2500
84488.37                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3369915                                 0.2500
184924.25                               0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

3371039                                 0.2500
119421.56                               0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

3371058                                 0.2500
104179.33                               0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3380261                                 0.2500
60153.32                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

3384102                                 0.2500
176715.16                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

3385561                                 0.2500
17355.76                                0.0500
10.0000                                 0.0000
9.7500                                  0.0000
9.7000
8.5000                                  1.2000

3385889                                 0.2500
18504.25                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3385898                                 0.2500
29032.40                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3387741                                 0.2500
217030.86                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

3389130                                 0.2500
30238.52                                0.0500
10.0000                                 0.0000
9.7500                                  0.0000
9.7000
8.5000                                  1.2000

3389142                                 0.2500
65425.91                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3389143                                 0.2500
30306.99                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

3392633                                 0.2500
69206.35                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3392642                                 0.2500
65403.49                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

3400721                                 0.2500
105197.86                               0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

3403053                                 0.2500
183212.68                               0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

3403586                                 0.2500
77262.24                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3403609                                 0.2500
73609.51                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

3403611                                 0.2500
328761.69                               0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3404262                                 0.2500
46674.35                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3408598                                 0.2500
48181.35                                0.0500
10.0000                                 0.0000
9.7500                                  0.0000
9.7000
8.5000                                  1.2000

3409612                                 0.2500
81669.69                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

3412264                                 0.2500
30607.30                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

3412347                                 0.2500
89508.36                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

3412353                                 0.2500
130635.99                               0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

3412373                                 0.2500
24557.85                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

3412422                                 0.2500
102498.81                               0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3412431                                 0.2500
79015.00                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

3412434                                 0.2500
55726.85                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3413207                                 0.2500
42865.58                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3413212                                 0.2500
91765.61                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

3413214                                 0.2500
25554.03                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3413215                                 0.2500
62320.58                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3413267                                 0.2500
50958.82                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3416824                                 0.2500
42424.08                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3418450                                 0.2500
108569.77                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

3419370                                 0.2500
25495.06                                0.0500
10.0000                                 0.0000
9.7500                                  0.0000
9.7000
8.5000                                  1.2000

3419388                                 0.2500
137146.24                               0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

3419391                                 0.2500
89242.48                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3422988                                 0.2500
242586.17                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3428189                                 0.2500
80744.22                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

3428225                                 0.2500
73759.26                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

3428231                                 0.2500
84499.21                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3428258                                 0.2500
67323.90                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

3428268                                 0.2500
22454.42                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

3428312                                 0.2500
53647.54                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3428323                                 0.2500
40379.48                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3428324                                 0.2500
34943.67                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3428325                                 0.2500
34943.67                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3428326                                 0.2500
36496.47                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3429345                                 0.2500
32289.14                                0.0500
10.0000                                 0.0000
9.7500                                  0.0000
9.7000
8.5000                                  1.2000

3429346                                 0.2500
31801.64                                0.0500
10.0000                                 0.0000
9.7500                                  0.0000
9.7000
8.5000                                  1.2000

3434920                                 0.2500
97513.65                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3438150                                 0.2500
42604.34                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3438185                                 0.2500
106699.50                               0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

3438200                                 0.2500
67560.60                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3438554                                 0.2500
26266.86                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3439000                                 0.2500
416473.40                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3439381                                 0.2500
66192.02                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3439388                                 0.2500
45785.96                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

3441196                                 0.2500
154208.11                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

3441197                                 0.2500
71300.90                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

3441198                                 0.2500
37066.04                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3441199                                 0.2500
37074.41                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3441206                                 0.2500
67763.83                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3441208                                 0.2500
52219.97                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3441228                                 0.2500
26175.55                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

3441229                                 0.2500
24484.14                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

3441231                                 0.2500
125491.26                               0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

3441251                                 0.2500
332606.61                               0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3441297                                 0.2500
80358.09                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

3442915                                 0.2500
53198.20                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

3442930                                 0.2500
48576.72                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

3446842                                 0.2500
41283.36                                0.0500
10.2500                                 0.0000
10.0000                                 0.0000
9.9500
8.5000                                  1.4500

3446844                                 0.2500
56127.21                                0.0500
10.2500                                 0.0000
10.0000                                 0.0000
9.9500
8.5000                                  1.4500

3446846                                 0.2500
41283.36                                0.0500
10.2500                                 0.0000
10.0000                                 0.0000
9.9500
8.5000                                  1.4500

3446847                                 0.2500
41283.36                                0.0500
10.2500                                 0.0000
10.0000                                 0.0000
9.9500
8.5000                                  1.4500

3446860                                 0.2500
74484.14                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3450481                                 0.2500
69981.11                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3452703                                 0.5000
237614.32                               0.0500
8.2500                                  0.0000
7.7500                                  0.0000
7.7000
7.7000                                  0.0000

3455468                                 0.2500
29598.54                                0.0500
10.2500                                 0.0000
10.0000                                 0.0000
9.9500
8.5000                                  1.4500

3455930                                 0.2500
57694.31                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

3461875                                 0.2500
58403.39                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3461882                                 0.2500
88714.25                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3470444                                 0.2500
80567.58                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

3472675                                 0.2500
52294.58                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

3476529                                 0.2500
75033.31                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3477701                                 0.2500
89802.34                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

3480260                                 0.2500
76897.57                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3484029                                 0.2500
56758.11                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3484094                                 0.2500
48576.72                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

3484095                                 0.2500
48576.64                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

3490720                                 0.2500
49454.88                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3490995                                 0.2500
73702.27                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3494878                                 0.2500
23406.16                                0.0500
10.2500                                 0.0000
10.0000                                 0.0000
9.9500
8.5000                                  1.4500

3494886                                 0.2500
77931.11                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3500544                                 0.2500
29159.55                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3500557                                 0.2500
40581.38                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3500562                                 0.2500
168784.26                               0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3500574                                 0.2500
95752.23                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3503327                                 0.2500
134886.82                               0.0500
11.6250                                 0.0000
11.3750                                 0.0000
11.3250
8.5000                                  2.8250

3511625                                 0.2500
112677.20                               0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

3514459                                 0.2500
58301.97                                0.0500
10.0000                                 0.0000
9.7500                                  0.0000
9.7000
8.5000                                  1.2000

3516702                                 0.2500
83153.33                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3522736                                 0.2500
44386.09                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

3532446                                 0.2500
72463.70                                0.0500
10.1250                                 0.0000
9.8750                                  0.0000
9.8250
8.5000                                  1.3250

3538020                                 0.2500
150395.79                               0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3538027                                 0.2500
92847.75                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3541603                                 0.2500
366491.49                               0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3541609                                 0.2500
53390.35                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3542377                                 0.2500
62898.24                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

3546291                                 0.2500
104491.19                               0.0500
10.2500                                 0.0000
10.0000                                 0.0000
9.9500
8.5000                                  1.4500

3546294                                 0.2500
59357.45                                0.0500
10.1250                                 0.0000
9.8750                                  0.0000
9.8250
8.5000                                  1.3250

3548232                                 0.2500
55497.48                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

3549900                                 0.2500
49716.96                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3549921                                 0.2500
170510.80                               0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3552485                                 0.2500
33149.82                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

3552527                                 0.2500
45565.95                                0.0500
10.0000                                 0.0000
9.7500                                  0.0000
9.7000
8.5000                                  1.2000

3552539                                 0.2500
433364.29                               0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3552543                                 0.2500
44774.92                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3552545                                 0.2500
483700.28                               0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

3552561                                 0.2500
290576.70                               0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3552562                                 0.2500
68912.10                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3553195                                 0.2500
18412.64                                0.0500
10.0000                                 0.0000
9.7500                                  0.0000
9.7000
8.5000                                  1.2000

3553199                                 0.2500
50515.63                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

3553210                                 0.2500
95940.25                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3554239                                 0.2500
72846.82                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3555094                                 0.2500
59607.25                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

3560720                                 0.2500
62079.39                                0.0500
10.1250                                 0.0000
9.8750                                  0.0000
9.8250
8.5000                                  1.3250

3560742                                 0.2500
51511.67                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3560762                                 0.2500
182108.52                               0.0500
10.3750                                 0.0000
10.1250                                 0.0000
10.0750
8.5000                                  1.5750

3564571                                 0.2500
32305.05                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3564596                                 0.2500
46373.63                                0.0500
10.5000                                 0.0000
10.2500                                 0.0000
10.2000
8.5000                                  1.7000

3570056                                 0.2500
36319.10                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3570062                                 0.2500
56635.81                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

3570114                                 0.2500
118397.44                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3570142                                 0.2500
152941.67                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

3574724                                 0.2500
103276.51                               0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3574729                                 0.2500
63473.99                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

3578726                                 0.2500
86971.27                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3583094                                 0.2500
33033.70                                0.0500
10.1250                                 0.0000
9.8750                                  0.0000
9.8250
8.5000                                  1.3250

3583095                                 0.2500
33033.70                                0.0500
10.1250                                 0.0000
9.8750                                  0.0000
9.8250
8.5000                                  1.3250

3583096                                 0.2500
33033.70                                0.0500
10.1250                                 0.0000
9.8750                                  0.0000
9.8250
8.5000                                  1.3250

3583097                                 0.2500
33033.70                                0.0500
10.1250                                 0.0000
9.8750                                  0.0000
9.8250
8.5000                                  1.3250

3583098                                 0.2500
33033.70                                0.0500
10.1250                                 0.0000
9.8750                                  0.0000
9.8250
8.5000                                  1.3250

3583131                                 0.2500
52277.28                                0.0500
10.0000                                 0.0000
9.7500                                  0.0000
9.7000
8.5000                                  1.2000

3589184                                 0.2500
56526.37                                0.0500
10.1250                                 0.0000
9.8750                                  0.0000
9.8250
8.5000                                  1.3250

3591087                                 0.2500
24822.64                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3596475                                 0.2500
42652.26                                0.0500
10.1250                                 0.0000
9.8750                                  0.0000
9.8250
8.5000                                  1.3250

3596583                                 0.2500
30599.63                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3598438                                 0.2500
62351.05                                0.0500
10.5000                                 0.0000
10.2500                                 0.0000
10.2000
8.5000                                  1.7000

3598680                                 0.2500
62946.82                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

3600809                                 0.5000
61309.97                                0.0500
9.8750                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

3600824                                 0.2500
64240.55                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3608175                                 0.2500
64873.07                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3608201                                 0.2500
34503.63                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3608214                                 0.2500
47625.61                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

3608241                                 0.2500
33982.74                                0.0500
10.0000                                 0.0000
9.7500                                  0.0000
9.7000
8.5000                                  1.2000

3608247                                 0.2500
114540.84                               0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3608296                                 0.2500
94786.97                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

3608304                                 0.2500
96848.79                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3608332                                 0.2500
73894.80                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

3610899                                 0.2500
40094.68                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3621018                                 0.5000
129659.99                               0.0500
10.2500                                 0.0000
9.7500                                  0.0000
9.7000
8.5000                                  1.2000

3624946                                 0.5000
234023.30                               0.0500
10.2500                                 0.0000
9.7500                                  0.0000
9.7000
8.5000                                  1.2000

3627616                                 0.2500
105535.62                               0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3630653                                 0.2500
42517.09                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

3631088                                 0.5000
49541.23                                0.0500
9.5000                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3646191                                 0.2500
62510.41                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3646198                                 0.2500
145618.76                               0.0500
10.1250                                 0.0000
9.8750                                  0.0000
9.8250
8.5000                                  1.3250

3646201                                 0.2500
37390.55                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3646203                                 0.2500
33026.60                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3646214                                 0.2500
43753.12                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

3646247                                 0.2500
42315.81                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

3646256                                 0.2500
38464.53                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3646257                                 0.2500
81587.34                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3646263                                 0.2500
22289.16                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3646277                                 0.2500
57452.10                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3646278                                 0.2500
96489.11                                0.0500
10.1250                                 0.0000
9.8750                                  0.0000
9.8250
8.5000                                  1.3250

3646293                                 0.2500
19566.30                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

3646296                                 0.2500
81253.36                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3646297                                 0.2500
34947.29                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3646313                                 0.2500
122070.07                               0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3646314                                 0.2500
40268.03                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3646338                                 0.2500
328092.09                               0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3647768                                 0.2500
54584.28                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3647781                                 0.2500
61800.41                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3647806                                 0.5000
39889.58                                0.0500
10.2500                                 0.0000
9.7500                                  0.0000
9.7000
8.5000                                  1.2000

3647807                                 0.2500
189767.92                               0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3651468                                 0.2500
55450.07                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

3651474                                 0.2500
36621.24                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3651520                                 0.2500
44178.73                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3652650                                 0.2500
69184.41                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3656043                                 0.2500
79446.31                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3656055                                 0.2500
77519.82                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3656063                                 0.2500
66062.48                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3656687                                 0.2500
66092.73                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3656702                                 0.2500
59900.01                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3656705                                 0.2500
72565.36                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3656708                                 0.2500
215109.25                               0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3656758                                 0.2500
79868.69                                0.0500
10.1250                                 0.0000
9.8750                                  0.0000
9.8250
8.5000                                  1.3250

3660176                                 0.2500
43676.55                                0.0500
10.2500                                 0.0000
10.0000                                 0.0000
9.9500
8.5000                                  1.4500

3664538                                 0.5000
111555.73                               0.0500
9.6250                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

3664547                                 0.2500
37946.08                                0.0500
10.0000                                 0.0000
9.7500                                  0.0000
9.7000
8.5000                                  1.2000

3668385                                 0.2500
58641.16                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3673879                                 0.2500
62091.83                                0.0500
8.9900                                  0.0000
8.7400                                  0.0000
8.6900
8.5000                                  0.1900

3674006                                 0.2500
28377.92                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3678126                                 0.2500
56226.78                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3678184                                 0.2500
53377.91                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3678194                                 0.2500
77377.78                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3684461                                 0.2500
95834.99                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3684464                                 0.2500
94905.50                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3687301                                 0.2500
131645.49                               0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3692637                                 0.2500
64780.85                                0.0500
10.0000                                 0.0000
9.7500                                  0.0000
9.7000
8.5000                                  1.2000

3694978                                 0.2500
108074.48                               0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3695008                                 0.2500
76499.23                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

3695011                                 0.2500
136367.64                               0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3695074                                 0.2500
80214.44                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

3697633                                 0.2500
66747.35                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3697638                                 0.2500
17577.69                                0.0500
10.1250                                 0.0000
9.8750                                  0.0000
9.8250
8.5000                                  1.3250

3697639                                 0.2500
19516.74                                0.0500
10.1250                                 0.0000
9.8750                                  0.0000
9.8250
8.5000                                  1.3250

3697642                                 0.2500
335859.77                               0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3697663                                 0.2500
63452.52                                0.0500
10.2500                                 0.0000
10.0000                                 0.0000
9.9500
8.5000                                  1.4500

3700960                                 0.2500
153250.58                               0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3701854                                 0.2500
99455.11                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3706519                                 0.2500
40409.76                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3707752                                 0.2500
28661.67                                0.0500
10.1250                                 0.0000
9.8750                                  0.0000
9.8250
8.5000                                  1.3250

3707772                                 0.2500
78425.45                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3708354                                 0.2500
53660.32                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3711484                                 0.2500
35050.18                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3713100                                 0.2500
64459.74                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3716351                                 0.2500
58843.62                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3716361                                 0.2500
163564.68                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

3716368                                 0.2500
90958.94                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.8250                                  0.0000

3716369                                 0.2500
22676.45                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3716381                                 0.2500
184349.19                               0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3716385                                 0.2500
109033.53                               0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

3716397                                 0.2500
84826.05                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

3716399                                 0.2500
66824.01                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3716406                                 0.2500
108240.70                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

3716408                                 0.2500
144963.17                               0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

3716431                                 0.2500
68242.60                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3716444                                 0.2500
38860.32                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3716469                                 0.2500
47760.01                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3718439                                 0.2500
37544.53                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3722772                                 0.2500
87952.07                                0.0500
10.1250                                 0.0000
9.8750                                  0.0000
9.8250
8.5000                                  1.3250

3722787                                 0.2500
33901.00                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3722790                                 0.2500
22659.46                                0.0500
10.0000                                 0.0000
9.7500                                  0.0000
9.7000
8.5000                                  1.2000

3726204                                 0.2500
51851.13                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3726582                                 0.2500
75153.33                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3726645                                 0.2500
53520.41                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

3727143                                 0.2500
73988.56                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3729525                                 0.2500
41995.79                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3730477                                 0.2500
35919.17                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3730479                                 0.2500
327357.94                               0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3730501                                 0.2500
51003.85                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3731441                                 0.2500
52924.93                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3733276                                 0.2500
106972.35                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

3736068                                 0.2500
38756.53                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3736093                                 0.2500
67227.69                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3738757                                 0.2500
41612.33                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3739920                                 0.2500
56097.61                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3740539                                 0.2500
69972.97                                0.0500
10.1250                                 0.0000
9.8750                                  0.0000
9.8250
8.5000                                  1.3250

3740549                                 0.2500
147241.94                               0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

3740578                                 0.2500
43891.81                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3740581                                 0.5000
57548.03                                0.0500
10.1250                                 0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3743706                                 0.2500
384603.16                               0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3747050                                 0.2500
131497.86                               0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3747062                                 0.2500
73247.60                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

3749014                                 0.2500
64905.96                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3749015                                 0.2500
66979.10                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3749036                                 0.2500
271255.24                               0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3749073                                 0.5000
60301.66                                0.0500
10.1250                                 0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3751101                                 0.2500
77148.95                                0.0500
10.1250                                 0.0000
9.8750                                  0.0000
9.8250
8.5000                                  1.3250

3752369                                 0.2500
83420.85                                0.0500
10.2500                                 0.0000
10.0000                                 0.0000
9.9500
8.5000                                  1.4500

3752441                                 0.2500
57190.52                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3752455                                 0.2500
30666.29                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3756948                                 0.2500
97141.04                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3758003                                 0.2500
124433.73                               0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

3758070                                 0.2500
42364.36                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3759066                                 0.2500
76274.24                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

3759185                                 0.2500
44741.76                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3759580                                 0.2500
46615.08                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

3759598                                 0.2500
60716.65                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3759617                                 0.2500
50620.96                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

3759637                                 0.2500
52235.02                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3759677                                 0.2500
66670.37                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3759681                                 0.2500
31171.22                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3759684                                 0.2500
81723.09                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

3759691                                 0.2500
70179.42                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3759692                                 0.2500
58483.16                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3761390                                 0.2500
85556.02                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3761399                                 0.2500
110576.92                               0.0500
10.0000                                 0.0000
9.7500                                  0.0000
9.7000
8.5000                                  1.2000

3763148                                 0.2500
154837.59                               0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3764768                                 0.2500
109561.02                               0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3765729                                 0.2500
56370.44                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3766396                                 0.2500
85741.19                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3768187                                 0.2500
39910.09                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3768304                                 0.2500
47784.30                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3771453                                 0.2500
25268.47                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3774707                                 0.2500
97654.36                                0.0500
10.1250                                 0.0000
9.8750                                  0.0000
9.8250
8.5000                                  1.3250

3775407                                 0.2500
66232.28                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3777922                                 0.2500
71743.39                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3777941                                 0.2500
32814.12                                0.0500
10.0000                                 0.0000
9.7500                                  0.0000
9.7000
8.5000                                  1.2000

3777955                                 0.2500
98510.24                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

3779577                                 0.2500
21849.42                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3782278                                 0.2500
46397.23                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

3782282                                 0.2500
132234.96                               0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

3782411                                 0.2500
445109.66                               0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

3783011                                 0.2500
89963.26                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3783036                                 0.2500
32210.24                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3783040                                 0.2500
34951.77                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3783045                                 0.2500
38503.40                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3783054                                 0.2500
28701.30                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3785377                                 0.2500
114564.51                               0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3785648                                 0.2500
87555.30                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3787972                                 0.2500
387970.31                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

3792700                                 0.2500
69081.81                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

3792854                                 0.2500
194055.96                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

3794781                                 0.2500
81421.54                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

3794808                                 0.2500
63594.12                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

3794819                                 0.2500
63039.80                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

3794842                                 0.2500
117801.82                               0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

3794844                                 0.2500
107275.78                               0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

3794869                                 0.2500
331829.77                               0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3794880                                 0.2500
50470.34                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3794893                                 0.2500
75293.06                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

3794898                                 0.2500
114908.12                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3794913                                 0.2500
97150.51                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3794917                                 0.2500
102217.25                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

3794994                                 0.2500
87815.40                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3795035                                 0.2500
45063.33                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3795046                                 0.2500
186076.01                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

3795095                                 0.2500
128391.42                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.9500                                  0.0000

3796254                                 0.2500
68980.19                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

3797465                                 0.2500
55795.07                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3798662                                 0.2500
46150.62                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3799381                                 0.2500
221740.77                               0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.8250                                  0.0000

3800827                                 0.2500
43512.33                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3809786                                 0.2500
106417.70                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3809943                                 0.5000
69450.86                                0.0500
10.1250                                 0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3814618                                 0.2500
72581.34                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3814780                                 0.2500
90011.99                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

3815470                                 0.2500
47710.67                                0.0500
9.9900                                  0.0000
9.7400                                  0.0000
9.6900
8.5000                                  1.1900

3817069                                 0.2500
102902.52                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3818571                                 0.2500
35944.96                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3818658                                 0.2500
44307.15                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3826795                                 0.2500
214844.92                               0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3827560                                 0.2500
172324.51                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3828696                                 0.5000
318281.91                               0.0500
8.2500                                  0.0000
7.7500                                  0.0000
7.7000
7.7000                                  0.0000

3830227                                 0.2500
336730.52                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

3835307                                 0.2500
101003.37                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3835342                                 0.2500
25698.10                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3837702                                 0.2500
109672.17                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

3838990                                 0.2500
87950.88                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.9500                                  0.0000

3840164                                 0.2500
332460.63                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3840189                                 0.2500
172490.77                               0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3840198                                 0.2500
74655.64                                0.0500
10.1250                                 0.0000
9.8750                                  0.0000
9.8250
8.5000                                  1.3250

3840216                                 0.2500
123930.89                               0.0500
10.0000                                 0.0000
9.7500                                  0.0000
9.7000
8.5000                                  1.2000

3840256                                 0.5000
38989.06                                0.0500
10.1250                                 0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3841001                                 0.2500
53569.64                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3842070                                 0.2500
108107.08                               0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

3843816                                 0.2500
91704.56                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3844390                                 0.2500
39578.28                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

3851411                                 0.2500
169765.83                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3854823                                 0.2500
48172.65                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3854885                                 0.5000
97424.89                                0.0500
9.8750                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

3865246                                 0.2500
39846.15                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

3868212                                 0.2500
484619.44                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

3868708                                 0.2500
95133.33                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3868737                                 0.2500
97076.96                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3871923                                 0.2500
109745.67                               0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

3872734                                 0.2500
121637.80                               0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

3872861                                 0.2500
116242.37                               0.0500
10.1250                                 0.0000
9.8750                                  0.0000
9.8250
8.5000                                  1.3250

3876186                                 0.2500
113678.26                               0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3876604                                 0.2500
49645.79                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3876630                                 0.2500
105242.48                               0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3876632                                 0.2500
79714.35                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3885555                                 0.2500
37774.03                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3888184                                 0.2500
68941.78                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

3888448                                 0.2500
48048.71                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

3889184                                 0.2500
111407.72                               0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

3890050                                 0.2500
247227.76                               0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3890823                                 0.2500
108841.65                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

3890846                                 0.2500
36332.12                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3893396                                 0.2500
100165.68                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

3895781                                 0.2500
69804.35                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3895783                                 0.2500
54932.28                                0.0500
11.0000                                 0.0000
10.7500                                 0.0000
10.7000
8.5000                                  2.2000

3902530                                 0.2500
160926.01                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3904769                                 0.2500
21357.67                                0.0500
10.1250                                 0.0000
9.8750                                  0.0000
9.8250
8.5000                                  1.3250

3904775                                 0.2500
17599.48                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3904782                                 0.2500
115306.44                               0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

3908004                                 0.2500
45752.84                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

3909962                                 0.2500
50575.91                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

3909973                                 0.2500
40901.81                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

3910516                                 0.2500
89814.79                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

3915047                                 0.2500
53566.79                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.9500                                  0.0000

3915081                                 0.2500
42939.62                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3915097                                 0.2500
43866.85                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3915104                                 0.2500
53650.41                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3921368                                 0.2500
105245.43                               0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3921381                                 0.2500
87796.66                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

3921383                                 0.2500
52308.47                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3921397                                 0.5000
55432.08                                0.0500
10.0000                                 0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3921400                                 0.2500
92308.98                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3925917                                 0.2500
333711.11                               0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

3926770                                 0.2500
114116.27                               0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

3934935                                 0.2500
92414.54                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3940550                                 0.2500
55256.71                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3940594                                 0.2500
165303.27                               0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3940597                                 0.2500
160477.62                               0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3940598                                 0.2500
134950.29                               0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

3940605                                 0.2500
105051.86                               0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

3940606                                 0.2500
105051.83                               0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

3940614                                 0.2500
91021.39                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

3940637                                 0.2500
226588.86                               0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3940666                                 0.2500
68646.90                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3940698                                 0.2500
86929.54                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3940719                                 0.2500
74279.20                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3940720                                 0.2500
74278.53                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3940721                                 0.2500
74183.11                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3940739                                 0.2500
58789.41                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

3940741                                 0.2500
45152.51                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3940786                                 0.2500
74298.72                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3940801                                 0.2500
69570.76                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

3940803                                 0.2500
14457.06                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

3951176                                 0.2500
27746.28                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3951196                                 0.2500
53311.77                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

3951237                                 0.2500
63301.92                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3951248                                 0.2500
37165.52                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3951261                                 0.2500
63152.51                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

3951275                                 0.2500
43368.15                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3951307                                 0.2500
55416.94                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

3951326                                 0.2500
21189.31                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3951334                                 0.2500
42888.07                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3951355                                 0.2500
60499.21                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3951360                                 0.2500
478581.96                               0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3958897                                 0.2500
85571.44                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3964790                                 0.2500
76887.75                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3970532                                 0.2500
423039.58                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3987012                                 0.2500
65187.62                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

4003550                                 0.2500
24750.32                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

4003559                                 0.2500
95500.16                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

4025716                                 0.2500
35666.78                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

4035881                                 0.2500
100110.42                               0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

4037636                                 0.2500
67633.15                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

4037894                                 0.2500
23354.40                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

4039635                                 0.2500
46884.62                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

4039687                                 0.2500
404247.11                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

4044852                                 0.2500
70412.65                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

4046032                                 0.2500
26805.59                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

4053129                                 0.2500
90438.73                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

4053160                                 0.2500
56162.43                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

4058406                                 0.2500
53051.41                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

4058407                                 0.2500
42957.84                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

4061389                                 0.2500
41960.62                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

4063565                                 0.2500
66313.58                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

4065633                                 0.2500
24825.49                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

4069203                                 0.2500
66620.90                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

4071642                                 0.2500
65157.47                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

4071682                                 0.2500
81802.06                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

4072754                                 0.2500
87411.53                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

4077307                                 0.2500
42011.83                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

4081773                                 0.2500
71701.41                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

4082069                                 0.2500
78868.62                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

4082180                                 0.2500
89880.07                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

4082262                                 0.2500
29921.33                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

4082264                                 0.2500
33592.38                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

4082267                                 0.2500
42836.74                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

4082290                                 0.2500
75456.16                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

4082295                                 0.2500
46406.36                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

4082301                                 0.2500
69227.96                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

4086650                                 0.2500
222204.24                               0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

4086661                                 0.2500
174833.59                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

4087529                                 0.2500
30931.23                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

4087535                                 0.2500
62252.00                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

4087544                                 0.2500
33494.35                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

4087546                                 0.2500
63752.63                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

4087563                                 0.2500
33214.08                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

4087577                                 0.2500
34734.51                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

4087584                                 0.2500
33152.99                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

4090474                                 0.2500
36888.96                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

4090489                                 0.2500
74264.71                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

4091297                                 0.2500
45836.20                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

4094207                                 0.2500
30348.86                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

4094937                                 0.2500
43104.55                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

4094992                                 0.2500
48233.97                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

4095006                                 0.2500
96158.19                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

4095013                                 0.2500
280080.36                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

4095049                                 0.2500
51762.91                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

4095097                                 0.2500
59880.32                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

4095136                                 0.2500
77556.48                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

4095137                                 0.2500
120290.20                               0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

4095156                                 0.2500
50488.82                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

4095205                                 0.2500
58308.41                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

4095216                                 0.2500
81096.07                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

4095260                                 0.2500
60339.95                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

4095264                                 0.2500
51123.55                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

4095277                                 0.2500
81452.69                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

4095280                                 0.2500
81452.69                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

4097286                                 0.2500
73088.49                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

4099147                                 0.2500
60694.41                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

4099733                                 0.2500
164863.48                               0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

4103990                                 0.2500
58895.13                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

4103992                                 0.2500
58937.21                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

4103993                                 0.2500
58967.46                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

4104000                                 0.2500
66605.47                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

4107373                                 0.2500
193043.99                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

4107379                                 0.2500
98198.79                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

4107380                                 0.2500
128197.62                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

4109921                                 0.2500
69206.77                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

4110338                                 0.2500
61201.19                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

4111018                                 0.2500
390784.29                               0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.8250                                  0.0000

4113563                                 0.2500
116527.40                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

4113581                                 0.2500
392383.01                               0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

4114619                                 0.2500
88122.30                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

4119396                                 0.2500
36055.59                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

4122372                                 0.2500
37193.44                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

4122692                                 0.2500
85841.78                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

4122879                                 0.2500
27581.44                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

4122951                                 0.2500
50710.20                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

4125623                                 0.2500
115158.54                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

4125680                                 0.2500
93011.28                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

4131893                                 0.2500
55925.86                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

4134814                                 0.2500
78098.96                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

4136753                                 0.2500
24384.67                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

4138294                                 0.2500
43347.02                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

4138356                                 0.2500
40428.86                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

4138673                                 0.2500
532359.97                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.9500                                  0.0000

4142049                                 0.2500
54204.56                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

4142068                                 0.2500
147871.07                               0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

4147190                                 0.2500
271794.14                               0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.8250                                  0.0000

4160827                                 0.2500
99968.16                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

4165779                                 0.2500
35026.57                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

4346437                                 0.2500
89261.05                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.7000                                  0.0000

4477415                                 0.2500
313548.20                               0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

5525671                                 0.2500
581293.39                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.7000                                  0.0000

Total Number of Loans:                  1,351

Total Original Balance:                 123,051,177.97

Total Principal Balance:                116,388,073.87

Total Original P+I:                     997,752.71

Total Current P+I:                      997,752.71

                                                     EXHIBIT G

                                           FORMS OF REQUEST FOR RELEASE

DATE:
TO:
RE:               REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):
Reason for Document Request: (circle one)          Mortgage Loan Prepaid in Full
                                                   Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."


Residential Funding Corporation
Authorized Signature
****************************************************************
TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

Enclosed Documents:      [ ] Promissory Note
                         [ ] Primary Insurance Policy
                         [ ] Mortgage or Deed of Trust
                         [ ] Assignment(s) of Mortgage or Deed of Trust
                         [ ] Title Insurance Policy
                         [ ] Other:

Name______________________________

Title_____________________________

Date______________________________

                                                    EXHIBIT H-1

                                     FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                   )
                           ) ss.:
COUNTY OF                  )

                           [NAME OF  OFFICER],  being first duly sworn,  deposes
and says:

         1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage-Backed Pass-Through Certificates, Series _______, Class R[-__] (the "Owner"), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ] [the United States], on behalf of which he makes this affidavit and agreement.

         2. That the Owner (i) is not and will not be a "disqualified organization" or an electing large partnership as of [date of transfer] within the meaning of Sections 860E(e)(5) and 775, respectively, of the Internal Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R[-__] Certificates, and (iii) is acquiring the Class R[-__] Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

         3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R[-__] Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of Class
R[-__] Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R[-__] Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.


                                                       H-1-1

         4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R[-__] Certificates if either the pass-through entity is an electing large partnership under Section 775 of the Code or if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment Depositor, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

         5. The Owner is either (i) a citizen or resident of the United  States,
(ii) a corporation, partnership or other entity treated as a corporation or a partnership for U.S. federal income tax purposes and created or organized in or under the laws of the United States, any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate that is described in
Section 7701(a)(30)(D) of the Code, or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code.

         6. The Owner hereby agrees that it will not cause income from the Class R[-__] Certificates to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Owner of another United States taxpayer.

         7. That the Owner is aware that the Trustee will not register the transfer of any Class R[- __] Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

         8. That the Owner has reviewed the restrictions set forth on the face of the Class R[-__] Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R[-__] Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

         9. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R[-__] Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

         10.      The Owner's Taxpayer Identification Number is ______________.

         11. This affidavit and agreement relates only to the Class R[-__] Certificates held by the Owner and not to any other holder of the Class R[-__] Certificates. The Owner understands that the liabilities described herein relate only to the Class R[-__] Certificates.

         12. That no purpose of the Owner relating to the transfer of any of the Class R[-__] Certificates by the Owner is or will be to impede the assessment or collection of any tax; in making this representation, the Owner warrants that the Owner is familiar with (i) Treasury Regulation


                                                       H-1-2

Section 1.860E-1(c) and recent amendments thereto, effective as of July 19, 2002, and (ii) the preamble describing the adoption of the amendments to such regulation, which is attached hereto as Exhibit 1.

         13. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R[-__] Certificate that the Owner intends to pay taxes associated with holding such Class R[- __] Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R[-__] Certificate.

         14. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R[-__] Certificates remain outstanding.

         15. (a) The Owner is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan; or

                  (b) The Owner has provided the Trustee, the Depositor and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

         In addition, the Owner hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a) or (b) above.

         Capitalized terms used but not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement.




                                                       H-1-3

     IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this day of _____,___ 200__.

                                                              [NAME OF OWNER]

                                                              By:______________
                                                              [Name of Officer]
                                                              [Title of Officer]


[Corporate Seal]

ATTEST:


[Assistant] Secretary

         Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

         Subscribed and sworn before me this ___ day of ________, 200 __.


                                         NOTARY PUBLIC

                                         COUNTY OF

                                         STATE OF

                                         My Commission expires the ____ day of
                                         _____, 20__ .


                                                       H-1-4

EXHIBIT 1


DEPARTMENT OF THE TREASURY

Internal Revenue Service

26 CFR Parts 1 and 602

[TD 9004]
RIN 1545-AW98


Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

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SUMMARY: This document contains final regulations relating to safe harbor transfers of noneconomic residual interests in real estate mortgage investment conduits (REMICs). The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.
   Applicability Date: For dates of applicability, see Sec. 1.860E-
(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940 (not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

The collection of information in this final rule has been reviewed and, pending receipt and evaluation of public comments, approved by the Office of Management and Budget (OMB) under 44 U.S.C. 3507 and assigned control number 1545-1675.

The collection of information in this regulation is in Sec. 1.860E - 1(c)(5)(ii). This information is required to enable the IRS to verify that a taxpayer is complying with the conditions of this regulation. The collection of information is mandatory and is required. Otherwise,


                                                       H-1-5
the taxpayer will not receive the benefit of safe harbor treatment as provided in the regulation. The likely respondents are businesses and other for-profit institutions.

Comments on the collection of information should be sent to the Office of Management and Budget, Attn: Desk Officer for the Department of the Treasury, Office of Information and Regulatory Affairs, Washington, DC, 20503, with copies to the Internal Revenue Service, Attn: IRS Reports Clearance Officer, W:CAR:MP:FP:S, Washington, DC 20224. Comments on the collection of information should be received by October 17, 2002. Comments are specifically requested concerning:

Whether the collection of information is necessary for the proper performance of the functions of the Internal Revenue Service, including whether the information will have practical utility;

The accuracy of the estimated burden associated with the collection of information (see below);

How the quality, utility, and clarity of the information to be collected may be enhanced;

How the burden of complying with the collection of information may be minimized, including through the application of automated collection techniques or other forms of information technology; and

Estimates of capital or start-up costs and costs of operation, maintenance, and purchase of service to provide information.

An agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a valid control number assigned by the Office of Management and Budget.

The estimated total annual reporting burden is 470 hours, based on an estimated number of respondents of 470 and an estimated average annual burden hours per respondent of one hour.

Books or records relating to a collection of information must be retained as long as their contents may become material in the administration of any internal revenue law. Generally, tax returns and tax return information are confidential, as required by 26 U.S.C. 6103.

Background

This document contains final regulations regarding the proposed amendments to 26 CFR part 1 under section 860E of the Internal Revenue


                                                       H-1-6

Code (Code). The regulations provide the circumstances under which a transferor of a noneconomic REMIC residual interest meeting the investigation and representation requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.

Final regulations governing REMICs, issued in 1992, contain rules governing the transfer of noneconomic REMIC residual interests. In general, a transfer of a noneconomic residual interest is disregarded for all tax purposes if a significant purpose of the transfer is to

[[Page 47452]]

enable the transferor to impede the assessment or collection of tax. A purpose to impede the assessment or collection of tax (a wrongful purpose) exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the REMIC's taxable income.

Under a safe harbor, the transferor of a REMIC noneconomic residual interest is presumed not to have a wrongful purpose if two requirements are satisfied: (1) the transferor conducts a reasonable investigation of the transferee's financial condition (the investigation requirement); and (2) the transferor secures a representation from the transferee to the effect that the transferee understands the tax obligations associated with holding a residual interest and intends to pay those taxes (the representation requirement).

The IRS and Treasury have been concerned that some transferors of noneconomic residual interests claim they satisfy the safe harbor even in situations where the economics of the transfer clearly indicate the transferee is unwilling or unable to pay the tax associated with holding the interest. For this reason, on February 7, 2000, the IRS published in the Federal Register (65 FR 5807) a notice of proposed rulemaking (REG-100276-97; REG-122450-98) designed to clarify the safe harbor by adding the "formula test," an economic test. The proposed regulation provides that the safe harbor is unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of: (1) The present value of any consideration given to the transferee to acquire the interest; (2) the present value of the expected future distributions on the interest; and (3) the present value of the anticipated tax savings associated with holding the interest as the REMIC generates losses.

The notice of proposed rulemaking also contained rules for FASITs. Section 1.860H-6(g) of the proposed regulations provides requirements


                                                       H-1-7
for transfers of FASIT ownership interests and adopts a safe harbor by reference to the safe harbor provisions of the REMIC regulations.

In January 2001, the IRS published Rev. Proc. 2001-12 (2001-3 I.R.B. 335) to set forth an alternative safe harbor that taxpayers could use while the IRS and the Treasury considered comments on the proposed regulations. Under the alternative safe harbor, if a transferor meets the investigation requirement and the representation requirement but the transfer fails to meet the formula test, the transferor may invoke the safe harbor if the transferee meets a two- prong test (the asset test). A transferee generally meets the first prong of this test if, at the time of the transfer, and in each of the two years preceding the year of transfer, the transferee's gross assets exceed $100 million and its net assets exceed $10 million. A transferee generally meets the second prong of this test if it is a domestic, taxable corporation and agrees in writing not to transfer the interest to any person other than another domestic, taxable corporation that also satisfies the requirements of the asset test. A transferor cannot rely on the asset test if the transferor knows, or has reason to know, that the transferee will not comply with its written agreement to limit the restrictions on subsequent transfers of the residual interest.
   Rev. Proc. 2001-12 provides that the asset test fails to be satisfied in the case of a transfer or assignment of a noneconomic residual interest to a foreign branch of an otherwise eligible transferee. If such a transfer or assignment were permitted, a corporate taxpayer might seek to claim that the provisions of an applicable income tax treaty would resource excess inclusion income as foreign source income, and that, as a consequence, any U.S. tax liability attributable to the excess inclusion income could be offset by foreign tax credits. Such a claim would impede the assessment or collection of U.S. tax on excess inclusion income, contrary to the congressional purpose of assuring that such income will be taxable in all events. See, e.g., sections 860E(a)(1), (b),
(e) and 860G(b) of the Code.
   The Treasury and the IRS have learned that certain taxpayers transferring noneconomic residual interests to foreign branches have attempted to rely on the formula test to obtain safe harbor treatment in an effort to impede the assessment or collection of U.S. tax on excess inclusion income. Accordingly, the final regulations provide that if a noneconomic residual interest is transferred to a foreign permanent establishment or fixed base of a U.S. taxpayer, the transfer is not eligible for safe harbor treatment under either the asset test or the formula test. The final regulations also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.


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   Section 1.860E -1(c)(8) provides computational rules that a taxpayer may use to qualify for safe harbor status under the formula test. Section 1.860E-1(c)(8)(i) provides that the transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section 11(b). Some commentators were concerned that this presumed rate of taxation was too high because it does not take into consideration taxpayers subject to the alternative minimum tax rate. In light of the comments received, this provision has been amended in the final regulations to allow certain transferees that compute their taxable income using the alternative minimum tax rate to use the alternative minimum tax rate applicable to corporations.
   Additionally, Sec. 1.860E-1(c)(8)(iii) provides that the present values in the formula test are to be computed using a discount rate equal to the applicable Federal short-term rate prescribed by section 1274(d). This is a
change  from  the  proposed   regulation  and  Rev.  Proc.   2001-12.  In  those
publications the provision stated that "present values are computed using a discount rate equal to the applicable Federal rate prescribed in section 1274(d) compounded semiannually" and that "[a] lower discount rate may be used if the transferee can demonstrate that it regularly borrows, in the course of its trade or business, substantial funds at such lower rate from an unrelated third party." The IRS and the Treasury Department have learned that, based on this provision, certain taxpayers have been attempting to use unrealistically low or zero interest rates to satisfy the formula test, frustrating the intent of the test. Furthermore, the Treasury Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add unnecessary complexity to the safe harbor. As a result, the rule in the proposed regulations that permits a transferee to use a lower discount rate, if the transferee can demonstrate that it regularly borrows substantial funds at such lower rate, is not included in the final regulations; and the Federal short-term rate has been substituted for the applicable Federal rate. To simplify taxpayers' computations, the final regulations allow use of any of the published short-term rates, provided that the present values are computed with a corresponding period of compounding. With the exception of the provisions relating to transfers to foreign branches, these changes generally have the proposed applicability date of February 4, 2000, but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev. Proc. 2001-12 for transfers occurring before August 19, 2002.
   It is anticipated that when final regulations are adopted with respect to

[[Page 47453]]


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FASITs, Sec. 1.860H-6(g) of the proposed regulations will be adopted in substantially its present form, with the result that the final regulations contained in this document will also govern transfers of FASIT ownership interests with substantially the same applicability date as is contained in this document.

Effect on Other Documents

   Rev. Proc. 2001-12 (2001-3 I.R.B. 335) is obsolete for transfers of noneconomic residual interests in REMICs occurring on or after August 19, 2002.

Special Analyses

   It is hereby certified that these regulations will not have a significant economic impact on a substantial number of small entities. This certification is based on the fact that it is unlikely that a substantial number of small entities will hold REMIC residual interests. Therefore, a Regulatory Flexibility Analysis under the Regulatory Flexibility Act (5 U.S.C. chapter 6) is not required. It has been determined that this Treasury decision is not a significant regulatory action as defined in Executive Order 12866. Therefore, a regulatory assessment is not required. It also has been determined that sections 553(b) and 553(d) of the Administrative Procedure Act (5 U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

   The principal author of these regulations is Courtney Shepardson. However, other personnel from the IRS and Treasury Department participated in their development.

List of Subjects

26 CFR Part 1

   Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

   Reporting and record keeping requirements.

Adoption of Amendments to the Regulations

   Accordingly, 26 CFR parts 1 and 602 are amended as follows:



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PART 1--INCOME TAXES

   Paragraph 1. The authority citation for part 1 continues to read in part as follows:

   Authority: 26 U.S.C. 7805 * * *



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                                   EXHIBIT H-2

                         FORM OF TRANSFEROR CERTIFICATE


                                       __________________, 200__


Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

Deutsche Bank Trust Company Americas
1761 East St. Andrew Place
Santa Ana, California 92705

Attention:  Residential Funding Corporation Series 2004-SL2

                  Re:      Mortgage-Backed Pass-Through Certificates,
                           Series 2004-SL2, Class R-[   ]

Ladies and Gentlemen:

                  This letter is delivered to you in connection with the transfer by _______________________________ (the "Seller") to
_______________________________  (the  "Purchaser")  of  $_____________  Initial
Certificate Principal Balance of Mortgage-Backed Pass-Through Certificates, Series 2004-SL2, Class R-[__] (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of June 1, 2004 among Residential Asset Mortgage Products, Inc., as seller (the "Depositor"), Residential Funding Corporation, as master servicer, and Deutsche Bank Trust Company Americas, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

                  1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

                  2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit H-1. The Seller does not know or believe that any representation contained therein is false.

                  3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser


                                                       H-2-1
has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

                  4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                                           Very truly yours,




                                           (Seller)


                                           By:   _____________________________
                                           Name:
                                           Title:



                                                       H-2-2

                                                     EXHIBIT I

                                      FORM OF INVESTOR REPRESENTATION LETTER

                              ______________, 20__

Residential Asset Mortgage Products, Inc
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

Deutsche Bank Trust Company Americas
1761 East St. Andrew Place
Santa Ana, California 92705

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Asset Mortgage Products, Inc., Series 2004-SL2

                  Re: Mortgage-Backed Pass-Through Certificates, Series 2004-SL2, Class [B-__]

Ladies and Gentlemen:

                  _________________________   (the   "Purchaser")   intends   to
purchase from  ___________________________ (the "Seller") $_____________ Initial
Certificate Principal Balance of Mortgage-Backed Pass-Through Certificates, Series 2004-SL2, Class [B-__] (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of June 1, 2004, among Residential Asset Mortgage Products, Inc., as seller (the "Depositor"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and Deutsche Bank Trust Company Americas, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Master Servicer that:

                           1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Depositor is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

                           2. The  Purchaser is acquiring the  Certificates  for
                  its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                           3. The Purchaser is (a) a substantial,  sophisticated
                  institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

                           4. [Class B-1 only] The Purchaser has been  furnished
                  with, and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated ___________________, 20__, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Depositor as has been requested by the Purchaser from the
                  Depositor or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Depositor or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Depositor, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Depositor solely for use in connection with the Original Sale and the Depositor did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Depositor with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

                           5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner,
                  (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                  6. The Purchaser hereby certifies, represents and warrants to, and covenants with the Depositor, the Trustee and the Master Servicer that the following statements in (a), (b), (c) or (d) are correct:

                           (a) The Purchaser is not an employee benefit or other
                  plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

                           (b) The Purchaser is an insurance company; the source
                  of the funds being used by the Purchaser to acquire the Certificates is an "insurance company general account"(within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60; the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied and the purchase, holding and transfer of Certificates by or on behalf of the Purchaser are exempt under PTCE 95-60; or

                           [For Class B-1  Certificates  only: (c) The Purchaser
                  has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as amended by PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997), PTE 2000-58, 65 Fed. Reg. 67765
                  (November  13,  2000),  and PTE 2002-41,  67 Fed.  Reg.  54487
                  (August 22, 2002) (the "RFC Exemption"), and the Purchaser understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's[; or]

                           [(d)] has provided the Trustee, the Depositor and the
                  Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

                           In  addition,   the   Purchaser   hereby   certifies,
                  represents and warrants to, and covenants with, the Depositor, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either [(a), (b), (c) or (d)] above.

                                                       H-1-4

                                            Very truly yours,


                                            (Purchaser)

                                            By: ___________________________
                                            Name:
                                            Title:

                                                     EXHIBIT J

                                     FORM OF TRANSFEROR REPRESENTATION LETTER




                                     ______, 20


Residential Asset Mortgage Products, Inc
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

Deutsche Bank Trust Company Americas
1761 East St. Andrew Place
Santa Ana, California 92705

Attention: Residential Asset Mortgage Products, Inc., Series 2004-SL2

                  Re:      Mortgage-Backed Pass-Through Certificates,
                         Series 2004-SL2, Class [B-__]

Ladies and Gentlemen:

                  In connection with the sale by (the "Seller") to (the "Purchaser") of $ Initial Certificate Principal Balance of Mortgage-Backed
Pass-Through Certificates, Series 2004-SL2, Class [R-__][B-__] (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of June 1, 2004, among Residential Asset Mortgage Products, Inc., as seller (the "Depositor"), Residential Funding Corporation, as master servicer, and Deutsche Bank Trust Company Americas, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

                  Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                Very truly yours,


                                         (Seller)



                                         By:_____________________________
                                         Name:
                                         Title:

                                    EXHIBIT K

                   TEXT OF AMENDMENT TO POOLING AND SERVICING
                  AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                LIMITED GUARANTY


                                   ARTICLE XII

             Subordinate Certificate Loss Coverage; Limited Guaranty

                  Section 12.01. Subordinate Certificate Loss Coverage; Limited Guaranty. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Subservicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Subservicer Advances previously made, (which will not be Advances or Subservicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Subservicer Advances reimbursed pursuant to
Section 4.02(a), to the extent such Advances or Subservicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

                  (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

                  (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount

Available") shall be equal to the lesser of (X) minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to
Section 12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

                  (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

                  (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B Certificateholders.

                  (f) The Depositor shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Depositor obtains (subject to the provisions of Section 10.01(f) as if the Depositor was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Depositor obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Depositor that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Depositor, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

                  Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Depositor and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Depositor shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Depositor to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with
Section 11.01(e) and, provided further that the Depositor obtains (subject to the provisions of Section 10.01(f) as if the Depositor was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supersession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supersession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under
Section 860G(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                    EXHIBIT L

                            FORM OF LIMITED GUARANTY

                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

                    Mortgage-Backed Pass-Through Certificates
                                 Series 2004-SL2


                                                             _________, 200__


Deutsche Bank Trust Company Americas
1761 East St. Andrew Place
Santa Ana, California 92705

Attention:  Residential Asset Mortgage Products, Inc., Series 2004-SL2

Ladies and Gentlemen:

                  WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of June 1, 2004, (the "Servicing Agreement"), among Residential Asset Mortgage Products, Inc. (the "Depositor"), Residential Funding and Deutsche Bank Trust Company Americas (the "Trustee") as amended by Amendment No. ___ thereto, dated as of ________, with respect to the Mortgage-Backed Pass-Through Certificates, Series 2004-SL2 (the "Certificates"); and

                  WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

                  WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

                  NOW  THEREFORE,   in  consideration  of  the  premises  herein
contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

                  1. Provision of Funds. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential

Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with
Section 12.01 of the Servicing Agreement.

                  (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

                  2. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

                  3. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

                  4. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

                  5. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

                  6. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Depositor and the Trustee to rely on the covenants and agreements set forth herein.

                  7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

                  8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

                  IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                                     GENERAL MOTORS ACCEPTANCE
                                                     CORPORATION


                                                     By: _____________________
                                                     Name:
                                                     Title:


Acknowledged by:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
  as Trustee


By:
Name:
Title:


RESIDENTIAL FUNDING CORPORATION


By:
Name:
Title:

                                    EXHIBIT M

          FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN


                           __________________, 20____

Residential Asset Mortgage
 Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

Deutsche Bank Trust Company Americas
1761 East St. Andrew Place
Santa Ana, California 92705

Attention:  Residential Asset Mortgage Products, Inc., Series 2004-SL2

          Re:  Mortgage-Backed   Pass-Through   Certificates,   Series  2004-SL2
               Assignment of Mortgage Loan


Ladies and Gentlemen:

                  This letter is delivered to you in connection with the assignment by _________________ (the "Trustee") to _______________________ (the
"Lender") of _______________ (the "Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of June 1, 2004, among Residential Asset Mortgage Products, Inc., as seller (the "Depositor"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

           (i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

          (ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

         (iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

          (iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                                                     Very truly yours,



                                                     (Lender)

                                                     By: ____________________
                                                     Name:
                                                     Title:

                                    EXHIBIT N

                   FORM OF RULE 144A INVESTMENT REPRESENTATION


                 Description of Rule 144A Securities, including
                                    numbers:
                 _______________________________________________
                 _______________________________________________
                 _______________________________________________
                 _______________________________________________


                  The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

                  1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

                  2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of June 1, 2004, among Residential Funding Corporation as Master Servicer, Residential Asset Mortgage Products, Inc. as depositor pursuant to Section 5.02 of the Agreement and Deutsche Bank Trust Company Americas, as trustee, as follows:

                           a.  The   Buyer   understands   that  the  Rule  144A
         Securities have not been registered under the 1933 Act or the securities laws of any state.

                           b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                           c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

                           d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                           e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

                  3.       The Buyer

                           a. is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan; or

                           b. is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the conditions set forth in PTCE 95-60 have been satisfied; or

                           [Class B-1 Certificates only: c. The Purchaser has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29,
         1994), as amended by PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997), PTE
         2000-58,  65 Fed. Reg. 67765 (November 13, 2000),  and PTE 2002-41,  67
         Fed.  Reg.  54487  (August  22,  2002) (the "RFC  Exemption"),  and the
         Purchaser understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's[; or]

                           [d.] has provided the Trustee, the Depositor and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

                  4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

                  IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.



Print Name of Seller                Print Name of Buyer

By:                                          By:
     Name:                                   Name:
     Title:                                  Title:

Taxpayer Identification:                     Taxpayer Identification:

No. No.

Date:                                        Date:

                              ANNEX 1 TO EXHIBIT N


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

     The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

             1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

             2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

     ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

     ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

     ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

     ___ Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

     ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

     ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

     ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

     ___ Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

     ___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

     ___ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

     ___ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

             3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

             4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

             5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

  ___         ___                   Will the Buyer be purchasing the Rule 144A
  Yes         No                    Securities only for the Buyer's own account?

             6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

             7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                                            Print Name of Buyer

                                            By:
                                                     Name:
                                                     Title:

                                            Date:

                              ANNEX 2 TO EXHIBIT N


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]


                  The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

                   1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

                  2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

     ____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     ____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule
          144A).

                  3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                  4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

                  5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

                  6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                                                     Print Name of Buyer


                                                     By:
                                                        Name:
                                                        Title:

                                                     IF AN ADVISER:


                                                     Print Name of Buyer


                                                     Date:

                                    EXHIBIT O

                                 HIGH COST LOANS

                                   EXHIBIT R-1

                          FORM OF FORM 10-K CERTIFICATE

         I, [identify the certifying individual], certify that:

         1. I have reviewed the annual report on Form 10-K for the fiscal year [___], and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by that annual report, of the trust (the "Trust") created pursuant to the Pooling and Servicing Agreement dated __________ (the "Agreement") among Residential Asset Mortgage Products, Inc. (the "Depositor"), Residential Funding Corporation (the "Master Servicer") and Deutsche Bank Trust Company Americas (the "Trustee");

         2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

         3. Based on my knowledge, the servicing information required to be provided to the Trustee by the Master Servicer under the Agreement for inclusion in these reports is included in these reports;

         4. I am responsible for reviewing the activities performed by the Master Servicer under the Agreement and based upon my knowledge and the annual compliance review required under the Agreement, and except as disclosed in the report, the Master Servicer has fulfilled its obligations under the Agreement; and

         5. The reports disclose all significant deficiencies relating to the Master Servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers as set forth in the Agreement, that is included in these reports.

         In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: [the Trustee].

Date:____________

_________________________________*
[Signature]
Name:
Title:

* - to be signed by the senior officer in charge of the servicing functions of the Master Servicer


                                                       R-1-2

                                   EXHIBIT R-2

             FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE

         The undersigned, a Responsible Officer of Deutsche Bank Trust Company Americas (the "Trustee") certifies that:

         1. The Trustee has performed all of the duties specifically required to be performed by it pursuant to the provisions of the Pooling and Servicing Agreement dated _________ (the "Agreement") by and among Residential Funding Mortgage Securities I, Inc. (the "Depositor"), Residential Funding Corporation (the "Master Servicer") and the Trustee in accordance with the standards set forth therein.

         2. Based on my knowledge, the list of Certificateholders as shown on the Certificate Register as of the end of each calendar year that is provided by the Trustee pursuant to Section 4.03(d) of the Agreement is accurate as of the last day of the 20___ calendar year.

         Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

     IN  WITNESS   THEREOF,   I  have  duly  executed  this  certificate  as  of
____________, 20___


                                  Name:_____________________________
                                  Title:



                                                       R-2-1

                                    EXHIBIT S

         INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING
             AGENCIES RELATING TO REPORTABLE MODIFIED MORTGAGE LOANS

Account number
Transaction Identifier
Unpaid Principal  Balance prior to Modification
Next Due Date
Monthly Principal and Interest  Payment
Total Servicing  Advances
Current  Interest Rate
Original Maturity  Date
Original Term to Maturity  (Months)
Remaining  Term to Maturity (Months)
Trial  Modification  Indicator
Mortgagor  Equity  Contribution
Total Servicer Advances
Trial Modification Term (Months)
Trial Modification Start Date
Trial  Modification  End Date
Trial  Modification  Period Principal and Interest Payment
Trial Modification  Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest  Rate  Post  Modification
Rate  Reduction  Start  Date
Rate Reduction  End  Date
Rate  Reduction  Term
Term  Modified  Indicator
Modified Amortization  Period
Modified Final  Maturity Date
Total  Advances  Written Off
Unpaid  Principal  Balance  Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid  Principal  Balance  Post  Write Off
Capitalization  Indicator
Mortgagor  Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal  Balance Post  Capitalization  Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification
Interest Rate Post  Modification
Payment  Made  Post  Capitalization
Delinquency  Status  to Modification Plan